UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3990

Northwestern Mutual Series Fund, Inc.

(Exact name of registrant as specified in charter)

720 East Wisconsin Avenue,

Milwaukee Wisconsin 53202

(Address of principal executive offices) (Zip code)

Barbara E. Courtney, Controller and Chief Accounting Officer Northwestern Mutual Series Fund, Inc.

(Name and address of agent for service)

Registrant’s telephone number, including area code: 414-271-1444

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders

[Attached EDGARIZED ANNUAL REPORT]

Annual Report December 31, 2013

Northwestern Mutual Series Fund, Inc.

A Series Fund Offering 27 Portfolios

•	Growth Stock Portfolio
•	Focused Appreciation Portfolio
•	Large Cap Core Stock Portfolio
•	Large Cap Blend Portfolio
•	Index 500 Stock Portfolio
•	Large Company Value Portfolio
•	Domestic Equity Portfolio
•	Equity Income Portfolio
•	Mid Cap Growth Stock Portfolio
•	Index 400 Stock Portfolio
•	Mid Cap Value Portfolio
•	Small Cap Growth Stock Portfolio
•	Index 600 Stock Portfolio
•	Small Cap Value Portfolio
•	International Growth Portfolio
•	Research International Core Portfolio
•	International Equity Portfolio
•	Emerging Markets Equity Portfolio
•	Money Market Portfolio
•	Short-Term Bond Portfolio
•	Select Bond Portfolio
•	Long-Term U.S. Government Bond Portfolio
•	Inflation Protection Portfolio
•	High Yield Bond Portfolio
•	Multi-Sector Bond Portfolio
•	Balanced Portfolio
•	Asset Allocation Portfolio

Letter to Contract Holders

December 31, 2013

For the last couple of years, we have shared our views with contract holders about markets being dominated by macroeconomic themes, overshadowing individual, company specific factors. The market environment followed a similar theme during 2013, as investors reacted to bouts of economic news and shifting monetary policy. Uncertainty surrounding the global economy and monetary policy led to a number of rallies and selloffs during the year, but overall, 2013 will be remembered for its strong equity returns, as measured by the 32.39% return of the S&P 500® Index and weakness in investment grade fixed income investments, as measured by the -2.02% return of the Barclays® U.S. Aggregate Bond Index.

Markets embraced risk assets, such as equities, at the beginning of the year, buoyed by expectations for improving economic growth and the continuation of the Federal Reserve’s economic stimulus. In May, the Federal Reserve discussed the possibility of reducing economic stimulus, which led to a sharp selloff of risk assets. Investors endured market volatility through the summer, as risk aversion became the overwhelming sentiment. In September, the Federal Reserve reversed course, surprising markets by announcing a continuation of its economic stimulus program. Markets shifted to embracing risk again, propelling the S&P 500® Index to an all-time high.

In a notable divergence from the “higher risk/higher return” theme of 2013, the U.S. stock market outperformed many international markets. Emerging markets lagged during China’s economic slowdown, while the European Union experienced stagnant economic growth amid ongoing financial reform. In the United States, investors’ preference for riskier assets was clear, as all of the major U.S. indices posted double-digit returns. Small companies, measured by the S&P SmallCap 600® Index, led the rally, followed by the S&P MidCap 400® Index and the S&P 500® Index of larger companies.

Similarly, within fixed income markets, bonds that offered more stability and lower yields—Treasurys and mortgage-backed securities—declined overall, while the higher-yielding corporate bond market posted positive returns. Within the universe of corporate debt, lower-quality bonds generally outperformed higher quality, investment grade debt.

The U.S. economy continued to grow at a relatively slow pace with low inflation and modest job creation. Declining government spending during the first half of the year dampened U.S. economic growth, while global growth remained weak. The U.S. unemployment rate inched lower throughout the year, finishing the year at a relatively elevated 6.7%.

Corporate America delivered strong results, as lean cost structures led to solid profit growth and healthier balance sheets. The housing market also rebounded, as the combination of relatively low interest rates, modest homebuilding and an improving labor market led individuals and institutions to invest in real estate.

For all that improved during 2013, we still find many reasons to proceed with caution. Europe still lacks a clear path to economic growth and fiscal stability, Congress continues to grapple with budget issues and the labor market remains tepid despite large amounts of economic stimulus. The Federal Reserve has announced its intention to reduce economic stimulus, but lack of clarity about the magnitude of its policy changes and its effect on interest rates and investor sentiment contribute to the uncertain economic outlook.

While the direction of markets continues to remain relatively unpredictable, investors still have control over determining their goals, creating a financial plan and saving for their future. We believe that disciplined portfolio rebalancing, while a relatively simple strategy, is an important aspect of long-term financial planning.1

Portfolios tend to become unbalanced over time, as the fluctuation in the value of different asset classes changes the dollar amounts held in each asset class. For example, during 2013, the positive performance of most stock markets and the weak performance of fixed income increased the equity allocation for many investors. In light of this, an investor might now consider whether it would be appropriate to return his or her portfolio to previously established asset class allocation levels by reallocating equity gains to fixed income.

Similar to all financial decisions, an investor should approach portfolio rebalancing with the guidance of a financial professional to help identify the appropriate allocation for their individual portfolio and current financial situation. We would encourage you to work with a financial professional to assess your portfolio rebalancing needs, risk tolerance and financial goals.

Kate M. Fleming

President of Northwestern Mutual Series Fund, Inc.

1 A strategy involving portfolio rebalancing cannot assure a profit or protect against loss in a declining market. Not intended to be investment advice.

Northwestern Mutual Series Fund, Inc.

Table of Contents

Expense Examples	i
Series Fund Overviews and Schedules of Investments:
Growth Stock Portfolio	1
Focused Appreciation Portfolio	4
Large Cap Core Stock Portfolio	8
Large Cap Blend Portfolio	11
Index 500 Stock Portfolio	14
Large Company Value Portfolio	21
Domestic Equity Portfolio	25
Equity Income Portfolio	28
Mid Cap Growth Stock Portfolio	33
Index 400 Stock Portfolio	36
Mid Cap Value Portfolio	42
Small Cap Growth Stock Portfolio	47
Index 600 Stock Portfolio	51
Small Cap Value Portfolio	59
International Growth Portfolio	63
Research International Core Portfolio	67
International Equity Portfolio	72
Emerging Markets Equity Portfolio	76
Money Market Portfolio	81
Short-Term Bond Portfolio	85
Select Bond Portfolio	94
Long-Term U.S. Government Bond Portfolio	112
Inflation Protection Portfolio	118
High Yield Bond Portfolio	129
Multi-Sector Bond Portfolio	141
Balanced Portfolio	162
Asset Allocation Portfolio	186
Benchmark Definitions	208
Statements of Assets and Liabilities	210
Statements of Operations	214
Statements of Changes in Net Assets	218
Statement of Cash Flows	225
Financial Highlights	226
Notes to Financial Statements	234
Report of Independent Registered Public Accounting Firm	259
Proxy Voting and Portfolio Holdings	260
Director and Officer Information	261
Approval and Continuance of Investment Sub-Advisory Agreements	264

Mason Street Advisors, LLC (“Mason Street Advisors”), adviser to the Northwestern Mutual Series Fund, Inc., is a wholly owned subsidiary of The Northwestern Mutual Life Insurance Company. Mason Street Advisors is the principal investment adviser for all the Portfolios of the Northwestern Mutual Series Fund, Inc., and has engaged and oversees sub-advisers who provide day-to-day management for certain of the Portfolios. Each sub-adviser may be replaced without the approval of shareholders. Please see the Series Fund prospectus for more information.

The views expressed in the portfolio manager commentaries set forth in the following pages reflect those of the portfolio managers only through the end of the period covered by this report and do not necessarily represent the views of any affiliated organization. The views expressed are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. These views are subject to change at any time based upon market conditions or other events and should not be relied upon as investment advice. Mason Street Advisors disclaims any responsibility to update these views.

Expense Examples (unaudited)

Example

As a shareholder of each Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period July 1, 2013 to December 31, 2013*	Annualized Expense Ratio

Growth Stock Portfolio
Actual	$1,000.00	$1,226.86	$2.41	0.43%
Hypothetical (5% return before expenses)	1,000.00	1,023.04	2.19	0.43

Focused Appreciation Portfolio
Actual	1,000.00	1,206.43	3.89	0.70
Hypothetical (5% return before expenses)	1,000.00	1,021.68	3.57	0.70

Large Cap Core Stock Portfolio
Actual	1,000.00	1,131.12	2.47	0.46
Hypothetical (5% return before expenses)	1,000.00	1,022.89	2.35	0.46

Large Cap Blend Portfolio
Actual	1,000.00	1,135.94	4.47	0.83
Hypothetical (5% return before expenses)	1,000.00	1,021.02	4.23	0.83

Index 500 Stock Portfolio
Actual	1,000.00	1,161.05	1.20	0.22
Hypothetical (5% return before expenses)	1,000.00	1,024.10	1.12	0.22

i	Expense Examples

Expense Examples (unaudited)

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period July 1, 2013 to December 31, 2013*	Annualized Expense Ratio

Large Company Value Portfolio
Actual	$1,000.00	$1,130.93	$4.03	0.75%
Hypothetical (5% return before expenses)	1,000.00	1,021.42	3.82	0.75

Domestic Equity Portfolio
Actual	1,000.00	1,147.63	3.09	0.57
Hypothetical (5% return before expenses)	1,000.00	1,022.33	2.91	0.57

Equity Income Portfolio
Actual	1,000.00	1,137.58	3.61	0.67
Hypothetical (5% return before expenses)	1,000.00	1,021.83	3.41	0.67

Mid Cap Growth Stock Portfolio
Actual	1,000.00	1,136.20	2.80	0.52
Hypothetical (5% return before expenses)	1,000.00	1,022.58	2.65	0.52

Index 400 Stock Portfolio
Actual	1,000.00	1,164.01	1.53	0.28
Hypothetical (5% return before expenses)	1,000.00	1,023.79	1.43	0.28

Mid Cap Value Portfolio
Actual	1,000.00	1,129.87	4.46	0.83
Hypothetical (5% return before expenses)	1,000.00	1,021.02	4.23	0.83

Small Cap Growth Stock Portfolio
Actual	1,000.00	1,208.15	3.28	0.59
Hypothetical (5% return before expenses)	1,000.00	1,022.23	3.01	0.59

Index 600 Stock Portfolio
Actual	1,000.00	1,213.80	1.95	0.35
Hypothetical (5% return before expenses)	1,000.00	1,023.44	1.79	0.35

Small Cap Value Portfolio
Actual	1,000.00	1,171.43	4.87	0.89
Hypothetical (5% return before expenses)	1,000.00	1,020.72	4.53	0.89

International Growth Portfolio
Actual	1,000.00	1,154.13	4.18	0.77
Hypothetical (5% return before expenses)	1,000.00	1,021.32	3.92	0.77

Research International Core Portfolio
Actual	1,000.00	1,146.43	5.25	0.97
Hypothetical (5% return before expenses)	1,000.00	1,020.32	4.94	0.97

International Equity Portfolio
Actual	1,000.00	1,185.35	3.69	0.67
Hypothetical (5% return before expenses)	1,000.00	1,021.83	3.41	0.67

Expense Examples	ii

Expense Examples (unaudited)

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period July 1, 2013 to December 31, 2013*	Annualized Expense Ratio

Emerging Markets Equity Portfolio
Actual	$1,000.00	$1,052.98	$7.30	1.41%
Hypothetical (5% return before expenses)	1,000.00	1,018.10	7.17	1.41

Money Market Portfolio
Actual	1,000.00	1,000.21	0.55	0.11
Hypothetical (5% return before expenses)	1,000.00	1,024.65	0.56	0.11

Short-Term Bond Portfolio
Actual	1,000.00	1,007.43	2.18	0.43
Hypothetical (5% return before expenses)	1,000.00	1,023.04	2.19	0.43

Select Bond Portfolio
Actual	1,000.00	1,003.83	1.67	0.33
Hypothetical (5% return before expenses)	1,000.00	1,023.54	1.68	0.33

Long-Term U.S. Government Bond Portfolio
Actual	1,000.00	944.17	3.68	0.75
Hypothetical (5% return before expenses)	1,000.00	1,021.42	3.82	0.75

Inflation Protection Portfolio
Actual	1,000.00	988.88	3.16	0.63
Hypothetical (5% return before expenses)	1,000.00	1,022.03	3.21	0.63

High Yield Bond Portfolio
Actual	1,000.00	1,052.76	2.48	0.48
Hypothetical (5% return before expenses)	1,000.00	1,022.79	2.45	0.48

Multi-Sector Bond Portfolio
Actual	1,000.00	1,028.18	4.60	0.90
Hypothetical (5% return before expenses)	1,000.00	1,020.67	4.58	0.90

Balanced Portfolio
Actual	1,000.00	1,077.24	1.15	0.22
Hypothetical (5% return before expenses)	1,000.00	1,024.10	1.12	0.22

Asset Allocation Portfolio
Actual	1,000.00	1,100.57	1.75	0.33
Hypothetical (5% return before expenses)	1,000.00	1,023.54	1.68	0.33

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

iii	Expense Examples

Growth Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital. Current income is a secondary objective.	Invest in the equity securities of medium and large capitalization companies exhibiting the potential for earnings growth or share price appreciation.	$847 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Growth Stock Portfolio (the “Portfolio”), has engaged The Boston Company Asset Management, LLC (“The Boston Company”) to act as sub-adviser for the Portfolio. The Boston Company was appointed sub-adviser to the Portfolio effective July 1, 2013. Prior to that time, the Portfolio was managed directly by Mason Street Advisors. The Portfolio invests in the equity securities of medium and large capitalization companies. The Portfolio invests in stocks selected by a team of core research analysts, with each analyst responsible for investments in his or her area of expertise. These analysts use a fundamental, bottom-up research process to identify investments for the Portfolio. The Portfolio invests in those companies in which the analysts have the highest degree of conviction or have identified the potential for a strong near-term catalyst for earnings growth or share price appreciation.

Market Overview

Investor sentiment steadily improved throughout 2013, helping many global markets to finish the year in positive territory. News that reinforced the global economic recovery helped equities rally during the first quarter. Political gridlock in the U.S. was alleviated when lawmakers agreed to extend the $16.4 trillion debt ceiling for several months. However, a volatile second quarter produced mixed returns. In the U.S., investors were focused on the fallout from the “fiscal cliff”, while unemployment hit a record high in the euro zone. Signs of a strengthening global economy helped most equities generate positive returns in the third quarter. U.S. stocks rallied as positive economic data bolstered investors’ confidence, including a report from the Commerce Department that revised second-quarter GDP growth up to 2.5%. Equities ground higher during the fourth quarter, bolstered by improving global economic conditions and the U.S. Federal Reserve’s much-anticipated announcement that it would begin tapering its bond-buying program.

Portfolio Results

The Portfolio returned 35.86% for the twelve months ended December 31, 2013. By comparison, the Portfolio’s benchmark, the Russell 1000® Growth Index (the “Index”), returned 33.48%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Large Cap Growth Funds peer group was 34.67% for 2013.

As noted above, prior to July 1, 2013, the Portfolio was managed by Mason Street Advisors. With respect to the period prior to July 1, 2013, the Portfolio underperformed the Index primarily due to stock selection in the Information Technology and Materials sectors. Individual holdings Cognizant Technology Solutions Corporation, QUALCOMM Inc., EMC Corp. and Apple Inc. were the largest detractors from performance in the Information Technology sector. The performance of the Materials sector was held back by individual holdings BHP Billiton Ltd. and CF Industries Holdings Inc.

On the positive side, stock selection in the Financials and Health Care sectors contributed to relative results during the first six months of the year.

The following attribution comments relate to the period July 1, 2013 through December 31, 2013, during which The Boston Company acted as the Portfolio’s sub-adviser.

The Portfolio outperformed the Index during the July 1, 2013 through December 31, 2013 period primarily due to strength in the Health Care and Information Technology sectors.

Within the Health Care sector, relative outperformance was largely attributable to holdings in biotechnology and the providers and services segments. An investment in Gilead Sciences Inc., a developer of human therapeutics to treat life-threatening diseases, traded higher while posting solid financial results throughout the year.

Strength in the Information Technology sector was driven by positioning in internet software and services, software, and IT service. Within internet software and services, an investment in social-networking company Facebook Inc. jumped on better-than-expected second quarter results that were mostly driven by strength in mobile. Shares continued to trade higher through year-end as the stock was added to the S&P 500® Index and as the company expanded its use of in-line video ads.

The Materials sector was a relative detractor for the Portfolio during the last six months of the year. The Portfolio was hindered on a relative basis by this sector primarily because of the chemicals and construction materials segments. An investment in agricultural product maker Monsanto Co. led underperformance in the chemicals segment.

Portfolio Manager Outlook

The following forward looking comments are the opinion of The Boston Company, the Portfolio’s sub-adviser.

As we enter 2014, we remain positive on U.S. equity markets. We believe that several catalysts exist to support continued economic improvement and equity valuations. Momentum in the U.S. economy seems to be picking up as the labor market

Growth Stock Portfolio	1

Growth Stock Portfolio (unaudited)

has shown steady improvement. The U.S. housing market (impacting both residential and nonresidential construction), autos and low energy prices (due to vast shale resources) are also providing tailwinds. With ongoing supportive monetary policy, improving consumer and CEO sentiment, and muted inflation, equities should continue to react positively.

While the Fed’s move toward a deliberate and methodical tapering of asset purchases in an environment of modestly rising interest rates may cause some short-term volatility, we believe this bodes well for equities overall. We expect capital spending to increase after years of corporate reluctance to make significant capital expenditures. Companies are more likely to use their sizable cash positions for productivity-enhancing investment strategies as global competition intensifies.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2013
	1 Year	5 Years	10 Years
Growth Stock Portfolio	35.86%	18.48%	6.97%
Russell 1000® Growth Index	33.48%	20.39%	7.83%
Lipper® Variable Insurance Products (VIP) Large Cap Growth Funds Average	34.67%	19.82%	7.67%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/03. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Top 10 Equity Holdings 12/31/13

Security Description	% of Net Assets
Google, Inc. - Class A	4.2%
Microsoft Corp.	3.6%
MasterCard, Inc. - Class A	2.7%
Amazon.com, Inc.	2.6%
Philip Morris International, Inc.	2.5%
PepsiCo, Inc.	2.5%
Gilead Sciences, Inc.	2.4%
Schlumberger, Ltd.	2.3%
Precision Castparts Corp.	2.2%
Comcast Corp. - Class A	2.2%

Sector Allocation 12/31/13

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

2	Growth Stock Portfolio

Growth Stock Portfolio

Schedule of Investments

December 31, 2013

	Common Stocks (98.9%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (20.9%)
*	Amazon.com, Inc.	55,670	22,201
	Comcast Corp. - Class A	350,480	18,213
	Delphi Automotive PLC	170,400	10,246
*	Dollar General Corp.	84,400	5,091
	The Home Depot, Inc.	190,500	15,686
	Las Vegas Sands Corp.	145,700	11,491
*	Michael Kors Holdings, Ltd.	121,320	9,850
	NIKE, Inc. - Class B	148,920	11,711
*	Priceline.com, Inc.	10,110	11,752
	PVH Corp.	65,000	8,841
	Starbucks Corp.	164,300	12,879
	Twenty-First Century Fox, Inc.	301,300	10,600
*	Under Armour, Inc.	131,200	11,454
*	Urban Outfitters, Inc.	153,900	5,710
	Viacom, Inc. - Class B	129,380	11,300

	Total		177,025

	Consumer Staples (11.4%)
	Coca-Cola Enterprises, Inc.	249,500	11,010
	Costco Wholesale Corp.	101,300	12,056
	CVS Caremark Corp.	130,700	9,354
	Mondelez International, Inc.	275,200	9,715
	PepsiCo, Inc.	255,600	21,200
	Philip Morris International, Inc.	244,670	21,318
	Whole Foods Market, Inc.	211,900	12,254

	Total		96,907

	Energy (4.6%)
	EOG Resources, Inc.	73,300	12,302
	National Oilwell Varco, Inc.	94,000	7,476
	Schlumberger, Ltd.	211,840	19,089

	Total		38,867

	Common Stocks (98.9%)	Shares/ $ Par	Value $ (000’s)

	Financials (5.7%)
	American Express Co.	141,750	12,861
	Ameriprise Financial, Inc.	87,440	10,060
	Discover Financial Services	116,300	6,507
	IntercontinentalExchange Group, Inc.	46,900	10,549
	T. Rowe Price Group, Inc.	103,100	8,636

	Total		48,613

	Health Care (14.3%)
*	Alexion Pharmaceuticals, Inc.	81,100	10,791
	Amgen, Inc.	94,300	10,765
*	Biogen Idec, Inc.	46,700	13,064
	Bristol-Myers Squibb Co.	249,700	13,272
*	Celgene Corp.	80,900	13,669
*	Gilead Sciences, Inc.	266,100	19,997
*	Illumina, Inc.	82,560	9,133
	McKesson Corp.	76,820	12,399
	Perrigo Co. PLC	50,030	7,678
*	Regeneron Pharmaceuticals, Inc.	20,230	5,568
*	Vertex Pharmaceuticals, Inc.	58,000	4,309

	Total		120,645

	Industrials (10.1%)
	Cummins, Inc.	111,000	15,648
	Danaher Corp.	147,580	11,393
	Eaton Corp. PLC	114,020	8,679
	FedEx Corp.	58,720	8,442
	Fluor Corp.	149,000	11,963
	Precision Castparts Corp.	68,850	18,541
	Tyco International, Ltd.	273,770	11,236

	Total		85,902

	Common Stocks (98.9%)	Shares/ $ Par	Value $ (000’s)

	Information Technology (28.1%)
	Accenture PLC - Class A	192,280	15,809
*	Adobe Systems, Inc.	163,170	9,771
	Analog Devices, Inc.	119,970	6,110
*	Cognizant Technology Solutions Corp. - Class A	125,570	12,680
	EMC Corp.	403,800	10,156
*	Facebook, Inc. - Class A	294,600	16,103
*	Google, Inc. - Class A	31,890	35,740
	Intuit, Inc.	162,880	12,431
*	Juniper Networks, Inc.	444,900	10,041
*	LinkedIn Corp. - Class A	40,400	8,760
	MasterCard, Inc. - Class A	27,700	23,142
	Microsoft Corp.	814,080	30,471
*	Salesforce.com, Inc.	221,200	12,208
*	ServiceNow, Inc.	74,570	4,177
	Texas Instruments, Inc.	348,900	15,320
*	Twitter, Inc.	92,852	5,910
	Xilinx, Inc.	200,200	9,193

	Total		238,022

	Materials (3.8%)
	Eastman Chemical Co.	117,050	9,446
	Martin Marietta Materials, Inc.	67,350	6,731
	Praxair, Inc.	120,830	15,711

	Total		31,888

	Total Common Stocks
	(Cost: $645,981)		837,869

	Total Investments (98.9%)
	(Cost: $645,981)(a)		837,869

	Other Assets, Less
	Liabilities (1.1%)		9,515

	Net Assets (100.0%)		847,384

*	Non-Income Producing

(a)	At December 31, 2013, the aggregate cost of securities for federal tax purposes (in thousands) was $646,040 and the net unrealized appreciation of investments based on that cost was $191,829 which is comprised of $192,917 aggregate gross unrealized appreciation and $1,088 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2013. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$837,869	$-	$-
Total	$837,869	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Growth Stock Portfolio	3

Focused Appreciation Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest in equity securities selected for their growth potential.	$625 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Focused Appreciation Portfolio (the “Portfolio”), has engaged Janus Capital Management LLC (“Janus”) to act as sub-adviser for the Portfolio. In seeking to implement its growth strategy, the Portfolio employs a “bottom up” approach in choosing investments for the Portfolio. That is, the Portfolio looks at companies one at a time to determine if a company is an attractive investment opportunity and is consistent with the Portfolio’s investment policies. The Portfolio may invest in companies of any size, from larger, well established companies to smaller, emerging growth companies. As a non-diversified fund, the Portfolio may hold larger positions in a smaller number of companies and, in anticipation of such investments, may hold a correspondingly larger position in cash pending investment. The Portfolio invests primarily in a core group of 20-40 common stocks.

Market Overview

Equities enjoyed strong gains during the year, as markets received clear indicators that the U.S. economy turned the corner from the financial crisis and Europe finally showed signs of a recovery. Stock correlations fell during the period as macroeconomic fears such as a showdown over the U.S. budget and debt ceiling subsided.

Loose monetary policy also provided a supportive backdrop for equities during the year, although fears about how and when the Federal Reserve would taper its quantitative easing program caused bouts of volatility. However, stocks climbed at the end of December when the Federal Reserve’s announcement about tapering was more gradual than expected.

Portfolio Results

The Portfolio returned 29.01% for the twelve months ended December 31, 2013. By comparison, the Portfolio’s benchmark, the Russell 1000® Growth Index (the “Index”), returned 33.48%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Large Cap Growth Funds peer group was 34.67% for 2013.

Stock selections in the Industrials and Information Technology sectors were the largest detractors from relative performance. Stock selections in the Health Care and Consumer Discretionary sectors were large contributors to relative results.

Within the Industrials sector, the Portfolio’s holding of Fanuc had the biggest negative impact on performance. The position was sold from the Portfolio as part of the transition to a new portfolio manager during the year. (Effective May 31, 2013, A. Douglas Rao replaced Ron Sachs as portfolio manager of the Portfolio.) The position was exited based on the new portfolio manager’s view that the company’s future was too dependent on demand from China’s manufacturing sector.

Within the Information Technology sector, Apple had a large negative impact on performance. The position was the largest holding in the Portfolio early in the year, but the position was sold when the Portfolio was transitioned to the new portfolio manager. While Apple had dominated the high-end smartphone market for many years, the portfolio manager determined that growth in that market was slowing. Despite recent smartphone launches, the portfolio manager still thought Apple lacked a phone with a low enough price point to attract most first-time smartphone users in emerging markets. The portfolio manager also determined that innovation had slowed for the company, making Apple’s risk/reward opportunity less attractive than it was earlier in the company’s product cycle.

Within the Health Care sector, Celgene was up 114% for the year and was the top contributor to the Portfolio’s performance. During the year, a global study pointed to the benefits of using Celgene’s drug Revlimid as a first-line treatment for multiple myeloma. The company was also in the early stages of a major new product cycle, with other potential meaningful contributors including Abraxane for pancreatic cancer, Pomalyst for refractory multiple myeloma and Apremilast, an oral drug to treat psoriatic arthritis and psoriasis.

Within the Consumer Discretionary sector, the Portfolio’s top contributor to performance was Twenty First Century Fox. The stock rose after the company announced multiyear earnings growth guidance that was well above market expectations. Fox had one of the broadest global content libraries of any studio, and much of its unique programming resonated strongly with its customer base.

Portfolio Manager Outlook

The following forward looking comments are the opinion of Janus, the Portfolio’s sub-adviser.

We are optimistic that the global economy will continue to improve in 2014. We believe the housing market will remain strong even if rates rise slowly, and also expect unemployment levels to tick down during the year. We also believe earnings can grow for many companies as macroeconomic headwinds, such as austerity programs in Europe and the threat of another round of sequester cuts, have abated.

While we believe the economy will strengthen, we expect volatility for equities as the market adjusts to a scaling back of the easy monetary policies that have played a large role in boosting equities over most of the last five years. We will generally look past short-term volatility and use those periods to add to competitively advantaged companies we believe can grow in excess of the market over longer time horizons.

4	Focused Appreciation Portfolio

Focused Appreciation Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2013
	1 Year	5 Years	10 Years
Focused Appreciation Portfolio	29.01%	17.78%	9.74%
Russell 1000® Growth Index	33.48%	20.39%	7.83%
Lipper® Variable Insurance Products (VIP) Large Cap Growth Funds Average	34.67%	19.82%	7.67%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/03. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

As a non-diversified portfolio, the Portfolio may hold fewer securities because of its focused investment strategy. Holding fewer securities increases the risk that the value of the Portfolio could go down because of the poor performance of a single investment.

Top 10 Equity Holdings 12/31/13

Security Description	% of Net Assets
Google, Inc. - Class A	6.1%
Celgene Corp.	5.4%
Twenty-First Century Fox, Inc.	4.9%
MasterCard, Inc. - Class A	3.5%
Canadian Pacific Railway, Ltd.	3.5%
Gilead Sciences, Inc.	3.4%
Precision Castparts Corp.	3.3%
Express Scripts Holding Co.	3.1%
The TJX Cos., Inc.	3.1%
Zoetis, Inc.	3.1%

Sector Allocation 12/31/13

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Focused Appreciation Portfolio	5

Focused Appreciation Portfolio

Schedule of Investments

December 31, 2013

	Domestic Common Stocks (92.6%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (27.5%)
*	Amazon.com, Inc.	38,521	15,362
	Delphi Automotive PLC	263,278	15,831
	L Brands, Inc.	250,366	15,485
	Lowe’s Cos., Inc.	316,224	15,669
	Marriott International, Inc. - Class A	279,371	13,790
*	MGM Resorts International	735,943	17,309
*	Panera Bread Co. - Class A	44,859	7,926
*	Priceline.com, Inc.	12,047	14,003
	Starbucks Corp.	81,859	6,417
	The TJX Cos., Inc.	303,691	19,354
	Twenty-First Century Fox, Inc.	866,559	30,486

	Total		171,632

	Consumer Staples (1.3%)
*	Monster Beverage Corp.	119,768	8,117

	Total		8,117

	Financials (5.6%)
	Citigroup, Inc.	322,714	16,816
	U.S. Bancorp	445,220	17,987

	Total		34,803

	Health Care (21.3%)
*	athenahealth, Inc.	38,902	5,232
*	Biogen Idec, Inc.	16,562	4,633
*	Celgene Corp.	201,033	33,967
*	Endo Pharmaceuticals Holdings, Inc.	157,113	10,599
*	Express Scripts Holding Co.	278,740	19,579
*	Gilead Sciences, Inc.	285,990	21,492
*	Valeant Pharmaceuticals International, Inc.	155,701	18,279
	Zoetis, Inc.	588,423	19,236

	Total		133,017

	Industrials (9.0%)
	Canadian Pacific Railway, Ltd.	142,859	21,617
	Cummins, Inc.	50,128	7,067
	Nielsen Holdings NV	157,148	7,212
	Precision Castparts Corp.	75,255	20,266

	Total		56,162

	Information Technology (21.8%)
	Amphenol Corp. - Class A	96,692	8,623
	ARM Holdings PLC - ADR	121,098	6,629
*	eBay, Inc.	346,204	19,003
*	Google, Inc. - Class A	34,161	38,285
*	LinkedIn Corp. - Class A	19,513	4,231
	MasterCard, Inc. - Class A	25,998	21,720
	Oracle Corp.	334,332	12,791

	Domestic Common Stocks (92.6%)		Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	Salesforce.com, Inc.		41,990	2,317
	TE Connectivity, Ltd.		267,351	14,734
*	Teradata Corp.		164,999	7,506

	Total			135,839

	Materials (2.9%)
	Monsanto Co.		157,267	18,329

	Total			18,329

	Telecommunication Services (3.2%)
*	Crown Castle International Corp.		146,622	10,767
*	T-Mobile US, Inc.		278,903	9,382

	Total			20,149

	Total Common Stocks
	(Cost: $424,283)			578,048

	Foreign Common Stocks (5.2%)	Country

	Consumer Discretionary (1.8%)
	Prada SpA	Italy	1,270,000	11,260

	Total			11,260

	Consumer Staples (2.3%)
	Pernod Ricard SA	France	123,894	14,114

	Total			14,114

	Telecommunication Services (1.1%)
	Iliad SA	France	34,975	7,165

	Total			7,165

	Total Foreign Common Stocks
	(Cost: $33,957)			32,539

	Total Investments (97.8%)
	(Cost: $458,240)(a)			610,587

	Other Assets, Less
	Liabilities (2.2%)			13,925

	Net Assets (100.0%)			624,512

The Accompanying Notes are an Integral Part of the Financial Statements.

6	Focused Appreciation Portfolio

Focused Appreciation Portfolio

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2013, the aggregate cost of securities for federal tax purposes (in thousands) was $458,250 and the net unrealized appreciation of investments based on that cost was $152,337 which is comprised of $155,204 aggregate gross unrealized appreciation and $2,867 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2013. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$578,048	$-	$-
Foreign Common Stocks	32,539	-	-
Total	$610,587	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Focused Appreciation Portfolio	7

Large Cap Core Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in common stocks of large capitalization U.S. and foreign based companies listed on U.S. exchanges.	$538 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Large Cap Core Stock Portfolio (the “Portfolio”), has engaged Fayez Sarofim & Co. (“Sarofim & Co.”) to act as sub-adviser for the Portfolio. Sarofim & Co. was appointed sub-adviser to the Portfolio effective July 1, 2013. Prior to that time, the Portfolio was managed directly by Mason Street Advisors. In choosing securities, the Portfolio’s portfolio managers first identify structurally attractive economic sectors they believe can support longer term profit growth. Using fundamental analysis, the Portfolio’s portfolio managers then seek companies within these sectors that have dominant positions and sustainable competitive advantages in their industries, superior management that productively redeploys cash flow, sustained patterns of profitability, strong balance sheets, expanding global presence and the potential to achieve predictable, above-average earnings and dividend growth over the next three to five years or longer. The Portfolio may also invest in companies which the portfolio managers consider undervalued in terms of earnings, assets or growth prospects.

Market Overview

Throughout 2013, investors worried recurrently that increased fiscal restraint, less accommodative monetary policy, or a flare-up of problems abroad might derail the still sluggish U.S. recovery. In the end, major risks were avoided in 2013. Economic data generally exceeded low expectations despite the “fiscal cliff,” the “sequester,” and the 16-day government shutdown. Market volatility increased sharply mid-year with the first hints that the Federal Reserve might begin to reduce its open-ended assets purchases later in the year. However, the September announcement that tapering would be delayed helped the S&P 500® Index (the “Index”) resume its advance and record its best year since 1997, outperforming the indices of all other developed markets in U.S dollar terms. Market gains were fueled by price/earnings multiple expansion and generally led by the stocks of smaller, lower quality, domestically-focused companies, which were considered the primary beneficiaries of the aggressively accommodative monetary backdrop.

Portfolio Results

The Portfolio returned 28.58% for the twelve months ended December 31, 2013. By comparison, the Index returned 32.39%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Large Cap Core Funds peer group was 32.42% for 2013.

As noted above, prior to July 1, 2013, the Portfolio was managed by Mason Street Advisors. With respect to the period prior to July 1, 2013, the Portfolio underperformed the Index due to stock selection in the Information Technology and Materials sectors. Individual holdings Cognizant Technology Solutions Corp. and Apple Inc., and not owning Hewlett-Packard Co., were the largest drags on performance in the Information Technology sector. In the Materials sector, performance was held back by BHP Billiton Ltd., which was the Portfolio’s largest individual detractor during the first half of 2013.

On the positive side, stock selection in the Financials and Health Care sectors contributed to relative results during the first six months of the year.

The following attribution comments relate to the period July 1, 2013 through December 31, 2013, during which Sarofim & Co. acted as the Portfolio’s sub-adviser.

The Portfolio underperformed the Index during the July 1, 2013 through December 31, 2013 period as a market environment that supported risk-taking and favored smaller, lower quality issues hampered the relative results of the Portfolio. The Portfolio’s strategic emphasis on large companies with globally dominant franchises resulted in a negative net impact of stock selection. The focus on less cyclical sectors and industries also weighed on relative performance.

The Portfolio’s substantial overweighted allocation to the Consumer Staples sector was the largest detractor from relative returns. Stock selection in the Consumer Discretionary sector, which emphasized less cyclical constituents and did not include exposure to the higher beta industries such as internet and catalog retailing and auto components, also impeded relative performance. In the Industrials sector, relative results were undermined by the focus on companies with a global footprint and by the lack of representation in the cyclical airline industry, one of the top performing industries in the Index.

Factors that added relative value included the underweighting of the recovering Financials sector and the focus on the capital markets and consumer finance industries. BlackRock, Inc. and Franklin Resources, Inc. were among the leading stocks in the Portfolio and the largest contributors to return. Exxon Mobil Corporation and Total SA Sponsored ADR Class B outperformed the Energy sector and made significant contributions to return. Finally, the lack of exposure to the Telecommunication Services and Utilities sectors, the two weakest sectors, supported relative results.

Portfolio Manager Outlook

The following forward looking comments are the opinion of Sarofim & Co., the Portfolio’s sub-adviser.

8	Large Cap Core Stock Portfolio

Large Cap Core Stock Portfolio (unaudited)

Barring additional self-inflicted damage from political dysfunction in Washington, the U.S. economy as well as the global growth outlook seems poised to strengthen in 2014. A firming world economy would be a welcome tailwind for corporate profits and a catalyst for higher stock prices. The industry-leading multinationals in the Portfolio derive more than half of their earnings from overseas. In our view, these companies are well positioned to benefit from a stronger world backdrop. Furthermore, we feel that Portfolio companies are well positioned to sustain growth as monetary policy becomes less accommodative. Despite market returns which lagged the Index recently, the companies in the Portfolio are generating strong financial results and enhancing shareholder value through disciplined capital redeployment, dividend increases and share repurchases. We remain confident that the positioning of the Portfolio can take advantage of rising interest rates and investors’ receding appetite for risk.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2013
	1 Year	5 Years	10 Years
Large Cap Core Stock Portfolio	28.58%	15.67%	6.12%
S&P 500® Index	32.39%	17.94%	7.40%
Lipper® Variable Insurance Products (VIP) Large Cap Core Funds Average	32.42%	17.10%	6.96%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/03. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Top 10 Equity Holdings 12/31/13

Security Description	% of Net Assets
Exxon Mobil Corp.	5.1%
Philip Morris International, Inc.	4.6%
Apple, Inc.	4.4%
The Coca-Cola Co.	4.3%
Chevron Corp.	3.8%
Nestle SA, ADR	3.0%
International Business Machines Corp.	2.7%
Occidental Petroleum Corp.	2.6%
Johnson & Johnson	2.5%
JPMorgan Chase & Co.	2.5%

Sector Allocation 12/31/13

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Large Cap Core Stock Portfolio	9

Large Cap Core Stock Portfolio

Schedule of Investments

December 31, 2013

Common Stocks (99.6%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (8.3%)
Comcast Corp. - Class A	119,152	6,192
McDonald’s Corp.	134,278	13,029
Target Corp.	139,553	8,829
Time Warner Cable, Inc.	22,288	3,020
Twenty-First Century Fox, Inc.	183,510	6,456
The Walt Disney Co.	94,133	7,192

Total		44,718

Consumer Staples (26.0%)
Altria Group, Inc.	286,708	11,007
The Coca-Cola Co.	554,535	22,908
Diageo PLC	41,833	5,540
The Estee Lauder Cos., Inc. - Class A	115,311	8,685
Kraft Foods Group, Inc.	43,451	2,343
Mondelez International, Inc.	164,689	5,813
Nestle SA, ADR	221,932	16,332
PepsiCo, Inc.	103,025	8,545
Philip Morris International, Inc.	286,328	24,948
The Procter & Gamble Co.	148,522	12,091
SABMiller PLC, ADR	107,053	5,490
Walgreen Co.	152,358	8,751
Wal-Mart Stores, Inc.	95,647	7,526

Total		139,979

Energy (19.4%)
Chevron Corp.	161,747	20,204
ConocoPhillips	154,170	10,892
EOG Resources, Inc.	18,411	3,090
Exxon Mobil Corp.	269,581	27,282
Imperial Oil, Ltd.	125,732	5,561

	Common Stocks (99.6%)	Shares/ $ Par	Value $ (000’s)

	Energy continued
	Occidental Petroleum Corp.	147,790	14,055
	Phillips 66	43,579	3,361
	Royal Dutch Shell PLC - Class A, ADR	149,227	10,635
	Total SA, ADR	148,507	9,099

	Total		104,179

	Financials (10.4%)
	ACE, Ltd.	51,944	5,378
	American Express Co.	68,017	6,171
	BlackRock, Inc.	28,303	8,957
	Franklin Resources, Inc.	158,502	9,150
	HSBC Holdings PLC, ADR	91,999	5,072
	JPMorgan Chase & Co.	225,755	13,202
	State Street Corp.	37,000	2,715
	Wells Fargo & Co.	120,523	5,472

	Total		56,117

	Health Care (11.4%)
	Abbott Laboratories	210,638	8,074
	AbbVie, Inc.	171,972	9,082
*	Intuitive Surgical, Inc.	10,556	4,054
	Johnson & Johnson	148,101	13,565
	Merck & Co., Inc.	76,073	3,807
	Novartis AG, ADR	71,303	5,731
	Novo Nordisk A/S, ADR	46,647	8,619
	Roche Holding AG, ADR	122,982	8,633

	Total		61,565

	Industrials (6.0%)
	Canadian Pacific Railway, Ltd.	39,854	6,031
	Caterpillar, Inc.	62,273	5,655

Common Stocks (99.6%)	Shares/ $ Par	Value $ (000’s)

Industrials continued
General Electric Co.	308,792	8,655
United Technologies Corp.	102,676	11,685

Total		32,026

Information Technology (15.2%)
Apple, Inc.	42,527	23,862
ASML Holding N.V.	30,000	2,811
Automatic Data Processing, Inc.	86,475	6,988
Intel Corp.	208,164	5,404
International Business Machines Corp.	78,519	14,728
Oracle Corp.	162,624	6,222
Qualcomm, Inc.	122,918	9,127
Texas Instruments, Inc.	206,633	9,073
Xilinx, Inc.	83,444	3,832

Total		82,047

Materials (2.9%)
Air Products and Chemicals, Inc.	35,897	4,013
Praxair, Inc.	88,526	11,511

Total		15,524

Total Common Stocks
(Cost: $450,320)		536,155

Total Investments (99.6%)
(Cost: $450,320)(a)		536,155

Other Assets, Less
Liabilities (0.4%)		2,213

Net Assets (100.0%)		538,368

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2013, the aggregate cost of securities for federal tax purposes (in thousands) was $450,344 and the net unrealized appreciation of investments based on that cost was $85,811 which is comprised of $87,580 aggregate gross unrealized appreciation and $1,769 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2013. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$536,155	$-	$-
Total	$536,155	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

10	Large Cap Core Stock Portfolio

Large Cap Blend Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in equity securities of U.S. large capitalization companies listed or traded on U.S. securities exchanges.	$151 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Large Cap Blend Portfolio (the “Portfolio”), has engaged Fiduciary Management, Inc. (“FMI”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in equity securities of large capitalization companies listed or traded on U.S. securities exchanges or U.S. securities associations. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income. The Portfolio uses fundamental analysis to look for stocks of good businesses that are selling at value prices. The Portfolio employs a focused investment strategy, typically investing in a core group of 20-30 large capitalization stocks and ADRs.

Market Overview

The stock market continued to roar ahead in 2013, in a rally that extended from the 2009 market lows. The U.S. Equity market is now 57 months into this bull market, and since the March 9, 2009 low, the S&P 500® Index (the “Index”) has gained 203%. In looking at the stock market history, this is more than double the median return, and 14 months longer than the average bull market cycle. In the meantime, the economy is hardly growing at a rate to match the market’s performance. The equity markets were in a no-lose endeavor in 2013 - stocks went up when the economy appeared weak, and then they went up even more when the economy showed improvement. They went up when the national debt exploded, and when the government stopped working. They went up when the printing presses ran full tilt and even as the Federal Reserve decided to reduce their asset purchases. This was the anatomy of a stock market that had suspended fear and was only tangentially connected to the underlying fundamentals.

Portfolio Results

The Portfolio returned 30.86% for the twelve months ended December 31, 2013. By comparison, the Index returned 32.39%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Large Cap Core Funds peer group was 32.42% for 2013.

For the year, the Materials and Consumer Staples sectors, as well as cash, detracted from the Portfolio’s relative performance. Potash Corporation of Saskatchewan, Nestlé, Danone and Wal-Mart were examples of holdings that underperformed.

In the case of Potash Corporation, despite tougher pricing and slower volumes, along with a lot of noise related to industry players in Russia, the portfolio managers felt the long-term outlook for Potash Corporation was bright and increased the Portfolio’s stake in the company during this tumultuous period. During 2013, the market moved out on the risk curve and “safer” names like Nestlé, Danone and Wal-Mart lagged. The Portfolio increased its position sizes in Nestlé and Danone; however, the fundamental outlook for Wal-Mart was more uncertain, particularly as it related to competition from online retailers such as Amazon. The Portfolio sold seven stocks in 2013, including a spin-off business from Covidien. All of the sales except for Omnicom Group and Sysco Corp. were due to stretched valuations.

On a positive note, the Information Technology, Industrials, and Financials sectors contributed to relative results during the year. TE Connectivity, 3M and Comerica were solid contributors in these broad sectors.

Portfolio Manager Outlook

The following forward looking comments are the opinion of FMI, the Portfolio’s sub-adviser.

Although 2013 was a gratifying period from an absolute performance standpoint, we exit the year with trepidation. Froth is prevalent. Valuations are high. Complacency is higher.

We believe growth will accelerate at some point, but it might not be enough to justify prevailing stock market expectations. Once investors grasp that loose monetary and fiscal policies will not generate significant employment improvement and good GDP growth, the disappointment will set in. If we get inflation as collateral damage from these policies, it will be an additional hit to valuations. It is difficult to find stocks that have defendable business franchises and strong balance sheets, and that trade at attractive valuations. The Portfolio is carrying more cash than normal, and is made up of 25 durable business franchises. The Portfolio currently trades at a significant discount to the Index based on a wide number of valuation parameters. Historically, we have generally lagged strong up markets, while more than making up for it in difficult markets. At some point in the future, sentiment will change and when it does, we are optimistic that the Portfolio is positioned to benefit.

Large Cap Blend Portfolio	11

Large Cap Blend Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2013
	1 Year	5 Years	Since Inception*
Large Cap Blend Portfolio	30.86%	16.49%	2.75%
S&P 500® Index	32.39%	17.94%	5.65%
Lipper® Variable Insurance Products (VIP) Large Cap Core Funds Average	32.42%	17.10%	-

*	Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may hold fewer securities than other diversified portfolios because of its more focused investment strategy. Holding fewer securities increases the risk that the value of the Portfolio could go down because of the poor performance of a single investment.

Top 10 Equity Holdings 12/31/13

Security Description	% of Net Assets
Potash Corp. of Saskatchewan, Inc.	5.7%
3M Co.	5.5%
Illinois Tool Works, Inc.	5.0%
Accenture PLC - Class A	4.9%
The Bank of New York Mellon Corp.	4.9%
Berkshire Hathaway, Inc. - Class B	4.6%
Covidien PLC	4.3%
Devon Energy Corp.	4.2%
Schlumberger, Ltd.	4.2%
American Express Co.	4.1%

Sector Allocation 12/31/13

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

12	Large Cap Blend Portfolio

Large Cap Blend Portfolio

Schedule of Investments

December 31, 2013

	Common Stocks (90.8%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (2.5%)
	Time Warner, Inc.	53,875	3,756

	Total		3,756

	Consumer Staples (12.5%)
	DANONE SA, ADR	365,675	5,310
	Nestle SA, ADR	71,925	5,293
	Unilever PLC, ADR	71,250	2,935
	Wal-Mart Stores, Inc.	68,125	5,361

	Total		18,899

	Energy (8.3%)
	Devon Energy Corp.	102,200	6,323
	Schlumberger, Ltd.	69,750	6,285

	Total		12,608

	Financials (19.6%)
	American Express Co.	67,925	6,163
	The Bank of New York Mellon Corp.	211,100	7,376
*	Berkshire Hathaway, Inc. - Class B	59,125	7,010
	Comerica, Inc.	123,050	5,849
	Willis Group Holdings PLC	72,150	3,233

	Total		29,631

Common Stocks (90.8%)	Shares/ $ Par	Value $ (000’s)

Health Care (12.2%)
AmerisourceBergen Corp.	74,750	5,256
Covidien PLC	95,475	6,502
GlaxoSmithKline PLC, ADR	54,875	2,930
UnitedHealth Group, Inc.	49,525	3,729

Total		18,417

Industrials (19.4%)
3M Co.	59,125	8,292
Cintas Corp.	79,000	4,707
Expeditors International of Washington, Inc.	106,050	4,693
Illinois Tool Works, Inc.	89,125	7,494
PACCAR, Inc.	68,900	4,077

Total		29,263

Information Technology (10.6%)
Accenture PLC - Class A	90,575	7,447
Microsoft Corp.	108,325	4,055
TE Connectivity, Ltd.	81,425	4,487

Total		15,989

Common Stocks (90.8%)	Shares/ $ Par	Value $ (000’s)

Materials (5.7%)
Potash Corp. of Saskatchewan, Inc.	261,750	8,627

Total		8,627

Total Common Stocks
(Cost: $116,889)		137,190

Short-Term Investments (9.1%)

Money Market Funds (9.1%)
JPMorgan U.S. Government Money Market Fund	6,897,583	6,898
JPMorgan U.S. Treasury Plus Money Market Fund	6,897,583	6,898

Total		13,796

Total Short-Term Investments
(Cost: $13,795)		13,796

Total Investments (99.9%)
(Cost: $130,684)(a)		150,986

Other Assets, Less
Liabilities (0.1%)		113

Net Assets (100.0%)		151,099

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2013, the aggregate cost of securities for federal tax purposes (in thousands) was $131,085 and the net unrealized appreciation of investments based on that cost was $19,901 which is comprised of $21,030 aggregate gross unrealized appreciation and $1,129 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2013. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$137,190	$-	$-
Short-Term Investments	13,796	-	-
Total	$150,986	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Cap Blend Portfolio	13

Index 500 Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P 500® Index.	Invest in stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the Index.	$2.2 billion

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”) is the investment adviser for the Index 500 Stock Portfolio (the “Portfolio”). The S&P 500® Index (the “Index”) is composed of the stocks of primarily large capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market’s total capitalization. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in S&P 500® Index stock futures and, to a lesser extent, swap agreements to help achieve full replication.

Market Overview

The equity markets posted strong gains during 2013, outpacing the growth of corporate profits. Slow economic growth and mild inflation prompted the U.S. Federal Reserve (the “Fed”) to continue its bond purchasing program during 2013, although Fed policy contributed to uncertainty during the second half of the year. In May, the Fed discussed reducing bond purchases, which led to several months of volatility across the globe. In September, the Fed surprised investors by announcing the continuation of its bond purchasing. Markets rallied on the news, while improving economic growth late in the year increased investors’ optimism. In that environment, small cap stocks led the market, followed by shares of mid and large sized companies. For the year, returns for the S&P 500®, MidCap 400® and SmallCap 600® Indices were 32.39%, 33.50% and 41.31%, respectively.

Within the Index, all of the economic sectors posted double-digit returns. The Consumer Discretionary sector led the market, as the rebounding housing market contributed to rising consumer confidence and steady spending. The Industrials sector also rallied sharply, reflecting the steady rise in industrial production throughout the year. The Health Care sector also delivered strong returns, largely driven by life science and biotechnology companies. The Financials sector was another bright spot, as companies continued to strengthen balance sheets with solid cash flow from lending and selling financial products and services.

At the other end of the spectrum, the Telecommunications Services and Utilities sectors were notable laggards on a relative basis, as investors favored riskier companies. The Information Technology, Materials, Energy and Consumer Staples sectors posted solid returns, but did not keep pace with the broader market Index.

Portfolio Results

The Portfolio had a total return of 32.05% for the twelve months ended December 31, 2013. That was in line with the Index, which returned 32.39%. (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) Portfolio performance slightly lagged the Index due to transaction costs, administrative expenses, cash flow effects and costs associated with the use of stock index futures contracts. The Portfolio outperformed the 31.80% average return for its peer group, S&P 500 Index Objective Funds, according to Lipper® Analytical Services, Inc.

Standard & Poor’s modifies the composition of the Index as companies go public or private, merge, divest or have major changes in market capitalization, as well as to better reflect the companies that are most representative of the composition of the U.S. economy. During 2013, there were 19 stocks added to the Index, and a like number of companies were eliminated. As the Portfolio seeks to track the performance and weightings of stocks in the Index, the portfolio managers made adjustments to the Portfolio’s holdings as the Index changed. The portfolio managers sought to make these adjustments in a way that minimized the cost and market impact of trading.

14	Index 500 Stock Portfolio

Index 500 Stock Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2013
	1 Year	5 Years	10 Years
Index 500 Stock Portfolio	32.05%	17.75%	7.27%
S&P 500® Index	32.39%	17.94%	7.40%
Lipper® Variable Insurance Products (VIP) S&P 500 Index Objective Funds Average	31.80%	17.50%	7.05%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/03. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®”, “S&P 500” and “Standard & Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual Life Insurance Company. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio.

The Portfolio may invest in derivative instruments such as futures and swap agreements to help achieve full replication. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/13

Security Description	% of Net Assets
Apple, Inc.	3.0%
Exxon Mobil Corp.	2.6%
Google, Inc. - Class A	1.9%
Microsoft Corp.	1.7%
General Electric Co.	1.7%
Johnson & Johnson	1.6%
Chevron Corp.	1.4%
The Procter & Gamble Co.	1.3%
JPMorgan Chase & Co.	1.3%
Wells Fargo & Co.	1.3%

Sector Allocation 12/31/13

Sector Allocation is based on equities.

Sector Allocation and Top 10 Holdings are subject to change.

Index 500 Stock Portfolio	15

Index 500 Stock Portfolio

Schedule of Investments

December 31, 2013

	Common Stocks (98.7%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (12.4%)
*	Amazon.com, Inc.	48,000	19,142
*	AutoNation, Inc.	8,329	414
*	AutoZone, Inc.	4,425	2,115
*	Bed Bath & Beyond, Inc.	27,800	2,232
	Best Buy Co., Inc.	35,375	1,411
	BorgWarner, Inc.	29,500	1,649
	Cablevision Systems Corp. - Class A	27,700	497
*	CarMax, Inc.	28,900	1,359
	Carnival Corp.	56,709	2,278
	CBS Corp. - Class B	72,324	4,610
*	Chipotle Mexican Grill, Inc.	4,000	2,131
	Coach, Inc.	36,300	2,038
	Comcast Corp. - Class A	337,505	17,538
*	D.R. Horton, Inc.	36,800	821
	Darden Restaurants, Inc.	16,950	922
	Delphi Automotive PLC	36,300	2,183
*	DIRECTV	63,300	4,373
*	Discovery Communications, Inc. - Class A	29,200	2,640
*	Dollar General Corp.	38,200	2,304
*	Dollar Tree, Inc.	27,000	1,523
	Expedia, Inc.	13,350	930
	Family Dollar Stores, Inc.	12,500	812
	Ford Motor Co.	510,865	7,883
*	Fossil Group, Inc.	6,400	768
	GameStop Corp. - Class A	15,100	744
	Gannett Co., Inc.	29,550	874
	The Gap, Inc.	34,275	1,339
	Garmin, Ltd.	15,900	735
*	General Motors Co.	147,500	6,028
	Genuine Parts Co.	20,000	1,664
	The Goodyear Tire & Rubber Co.	32,000	763
*	Graham Holdings, Co.	600	398
	H&R Block, Inc.	35,400	1,028
	Harley-Davidson, Inc.	28,600	1,980
	Harman International Industries, Inc.	8,700	712
	Hasbro, Inc.	14,925	821
	The Home Depot, Inc.	182,400	15,019
	International Game Technology	32,200	585
	The Interpublic Group of Cos., Inc.	53,937	955
	Johnson Controls, Inc.	88,700	4,550
	Kohl’s Corp.	26,067	1,479
	L Brands, Inc.	31,587	1,954
	Leggett & Platt, Inc.	18,333	567
	Lennar Corp. - Class A	21,700	858
	Lowe’s Cos., Inc.	135,500	6,714
	Macy’s, Inc.	47,746	2,550

	Common Stocks (98.7%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary continued
	Marriott International, Inc. - Class A	29,056	1,434
	Mattel, Inc.	43,788	2,083
	McDonald’s Corp.	128,878	12,505
*	Michael Kors Holdings, Ltd.	23,200	1,884
*	Mohawk Industries, Inc.	7,900	1,176
*	NetFlix, Inc.	7,700	2,835
	Newell Rubbermaid, Inc.	37,192	1,205
*	News Corp. - Class A	64,450	1,161
	NIKE, Inc. - Class B	96,800	7,612
	Nordstrom, Inc.	18,534	1,145
	Omnicom Group, Inc.	33,300	2,477
*	O’Reilly Automotive, Inc.	13,900	1,789
	PetSmart, Inc.	13,400	975
*	Priceline.com, Inc.	6,700	7,788
	PulteGroup, Inc.	44,635	909
	PVH Corp.	10,600	1,442
	Ralph Lauren Corp.	7,700	1,360
	Ross Stores, Inc.	28,100	2,106
	Scripps Networks Interactive - Class A	14,200	1,227
	Staples, Inc.	85,550	1,359
	Starbucks Corp.	97,600	7,651
	Starwood Hotels & Resorts Worldwide, Inc.	24,800	1,970
	Target Corp.	81,857	5,179
	Tiffany & Co.	14,267	1,324
	Time Warner Cable, Inc.	36,492	4,945
	Time Warner, Inc.	117,233	8,174
	The TJX Cos., Inc.	92,100	5,870
*	TripAdvisor, Inc.	14,350	1,189
	Twenty-First Century Fox, Inc.	254,200	8,943
*	Urban Outfitters, Inc.	14,100	523
	VF Corp.	45,728	2,851
	Viacom, Inc. - Class B	52,524	4,587
	The Walt Disney Co.	211,657	16,171
	Whirlpool Corp.	10,144	1,591
	Wyndham Worldwide Corp.	16,886	1,244
	Wynn Resorts, Ltd.	10,500	2,039
	Yum! Brands, Inc.	57,660	4,360

	Total		267,973

	Consumer Staples (9.6%)
	Altria Group, Inc.	259,022	9,944
	Archer-Daniels-Midland Co.	85,203	3,698
	Avon Products, Inc.	56,200	968
	Beam, Inc.	21,167	1,441
	Brown-Forman Corp. - Class B	21,033	1,589
	Campbell Soup Co.	23,222	1,005
	The Clorox Co.	16,750	1,554

	Common Stocks (98.7%)	Shares/ $ Par	Value $ (000’s)

	Consumer Staples continued
	The Coca-Cola Co.	491,950	20,322
	Coca-Cola Enterprises, Inc.	31,300	1,381
	Colgate-Palmolive Co.	113,844	7,424
	ConAgra Foods, Inc.	54,667	1,842
*	Constellation Brands, Inc. - Class A	21,600	1,520
	Costco Wholesale Corp.	56,564	6,732
	CVS Caremark Corp.	154,161	11,033
	Dr. Pepper Snapple Group, Inc.	26,000	1,267
	The Estee Lauder Cos., Inc. - Class A	33,200	2,501
	General Mills, Inc.	82,134	4,099
	The Hershey Co.	19,400	1,886
	Hormel Foods Corp.	17,400	786
	The J.M. Smucker Co.	13,600	1,409
	Kellogg Co.	33,357	2,037
	Kimberly-Clark Corp.	49,456	5,166
	Kraft Foods Group, Inc.	77,198	4,163
	The Kroger Co.	67,405	2,665
	Lorillard, Inc.	47,738	2,419
	McCormick & Co., Inc.	17,100	1,179
	Mead Johnson Nutrition Co.	26,131	2,189
	Molson Coors Brewing Co. - Class B	20,500	1,151
	Mondelez International, Inc.	227,196	8,020
*	Monster Beverage Corp.	17,600	1,193
	PepsiCo, Inc.	198,625	16,474
	Philip Morris International, Inc.	207,522	18,081
	The Procter & Gamble Co.	352,064	28,662
	Reynolds American, Inc.	40,600	2,030
	Safeway, Inc.	32,000	1,042
	Sysco Corp.	75,325	2,719
	Tyson Foods, Inc. - Class A	35,200	1,178
	Walgreen Co.	112,846	6,482
	Wal-Mart Stores, Inc.	209,600	16,493
	Whole Foods Market, Inc.	48,200	2,787

	Total		208,531

	Energy (10.1%)
	Anadarko Petroleum Corp.	65,224	5,174
	Apache Corp.	51,746	4,447
	Baker Hughes, Inc.	57,364	3,170
	Cabot Oil & Gas Corp.	54,600	2,116
*	Cameron International Corp.	30,800	1,834
	Chesapeake Energy Corp.	65,500	1,778

The Accompanying Notes are an Integral Part of the Financial Statements.

16	Index 500 Stock Portfolio

Index 500 Stock Portfolio

	Common Stocks (98.7%)	Shares/ $ Par	Value $ (000’s)

	Energy continued
	Chevron Corp.	249,114	31,117
	ConocoPhillips	158,638	11,208
	CONSOL Energy, Inc.	29,700	1,130
*	Denbury Resources, Inc.	47,500	780
	Devon Energy Corp.	49,400	3,056
	Diamond Offshore Drilling, Inc.	9,000	512
	Ensco PLC - Class A	30,300	1,733
	EOG Resources, Inc.	35,320	5,928
	EQT Corp.	19,500	1,751
	Exxon Mobil Corp.	565,801	57,259
*	FMC Technologies, Inc.	30,600	1,598
	Halliburton Co.	109,838	5,574
	Helmerich & Payne, Inc.	13,900	1,169
	Hess Corp.	36,800	3,054
	Kinder Morgan, Inc.	87,217	3,140
	Marathon Oil Corp.	90,266	3,186
	Marathon Petroleum Corp.	39,033	3,580
	Murphy Oil Corp.	22,800	1,479
	Nabors Industries, Ltd.	33,600	571
	National Oilwell Varco, Inc.	55,500	4,414
*	Newfield Exploration Co.	17,600	433
	Noble Corp.	32,800	1,229
	Noble Energy, Inc.	46,500	3,167
	Occidental Petroleum Corp.	104,440	9,932
	Peabody Energy Corp.	35,000	684
	Phillips 66	77,619	5,987
	Pioneer Natural Resources Co.	18,500	3,405
	QEP Resources, Inc.	23,200	711
	Range Resources Corp.	21,200	1,787
*	Rowan Cos., PLC. - Class A	16,050	568
	Schlumberger, Ltd.	170,584	15,371
*	Southwestern Energy Co.	45,400	1,786
	Spectra Energy Corp.	86,836	3,093
	Tesoro Corp.	17,200	1,006
	Transocean, Ltd.	43,900	2,170
	Valero Energy Corp.	69,900	3,523
	The Williams Companies, Inc.	88,500	3,413
*	WPX Energy, Inc.	26,000	530

	Total		219,553

	Financials (16.0%)
	ACE, Ltd.	44,000	4,555
	Aflac, Inc.	60,350	4,031
	The Allstate Corp.	58,928	3,214
	American Express Co.	119,375	10,831
	American International Group, Inc.	190,691	9,735
	American Tower Corp.	51,100	4,079
	Ameriprise Financial, Inc.	25,155	2,894
	Aon PLC	39,000	3,272

	Common Stocks (98.7%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Apartment Investment & Management Co. - Class A	18,856	489
	Assurant, Inc.	9,400	624
	AvalonBay Communities, Inc.	15,773	1,865
	Bank of America Corp.	1,381,596	21,512
	The Bank of New York Mellon Corp.	148,763	5,198
	BB&T Corp.	91,300	3,407
*	Berkshire Hathaway, Inc. - Class B	233,166	27,644
	BlackRock, Inc.	16,500	5,222
	Boston Properties, Inc.	19,800	1,987
	Capital One Financial Corp.	74,729	5,725
*	CBRE Group, Inc.	36,100	949
	The Charles Schwab Corp.	150,311	3,908
	The Chubb Corp.	32,600	3,150
	Cincinnati Financial Corp.	19,075	999
	Citigroup, Inc.	392,864	20,472
	CME Group, Inc.	40,800	3,201
	Comerica, Inc.	23,650	1,124
	Discover Financial Services	62,056	3,472
*	E*TRADE Financial Corp.	37,160	730
	Equity Residential	43,400	2,251
	Fifth Third Bancorp	114,334	2,405
	Franklin Resources, Inc.	52,250	3,016
	General Growth Properties, Inc.	69,600	1,397
*	Genworth Financial, Inc. - Class A	64,000	994
	The Goldman Sachs Group, Inc.	54,600	9,678
	The Hartford Financial Services Group, Inc.	57,950	2,100
	HCP, Inc.	59,100	2,147
	Health Care REIT, Inc.	37,400	2,004
	Host Hotels & Resorts, Inc.	97,994	1,905
	Hudson City Bancorp, Inc.	61,600	581
	Huntington Bancshares, Inc.	107,542	1,038
	IntercontinentalExchange Group, Inc.	14,927	3,357
	Invesco, Ltd.	57,400	2,089
	JPMorgan Chase & Co.	486,929	28,476
	KeyCorp	116,175	1,559
	Kimco Realty Corp.	53,100	1,049
	Legg Mason, Inc.	13,800	600
	Leucadia National Corp.	40,600	1,151
	Lincoln National Corp.	34,030	1,757
	Loews Corp.	39,621	1,911
	M&T Bank Corp.	16,900	1,968
	The Macerich Co.	18,200	1,072
	Marsh & McLennan Cos., Inc.	71,080	3,437

	Common Stocks (98.7%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	McGraw Hill Financial, Inc.	35,120	2,746
	MetLife, Inc.	145,174	7,828
	Moody’s Corp.	24,550	1,927
	Morgan Stanley	179,413	5,626
	The NASDAQ OMX Group, Inc.	15,000	597
	Northern Trust Corp.	29,050	1,798
	People’s United Financial, Inc.	41,200	623
	Plum Creek Timber Co., Inc.	22,900	1,065
	PNC Financial Services Group, Inc.	68,889	5,344
	Principal Financial Group, Inc.	35,500	1,751
	The Progressive Corp.	71,500	1,950
	Prologis, Inc.	64,597	2,387
	Prudential Financial, Inc.	60,000	5,533
	Public Storage	18,700	2,815
	Regions Financial Corp.	178,390	1,764
	Simon Property Group, Inc.	40,236	6,122
	SLM Corp.	56,542	1,486
	State Street Corp.	56,900	4,176
	SunTrust Banks, Inc.	69,333	2,552
	T. Rowe Price Group, Inc.	33,800	2,831
	Torchmark Corp.	11,675	912
	The Travelers Cos., Inc.	47,110	4,265
	U.S. Bancorp	236,521	9,556
	Unum Group	33,831	1,187
	Ventas, Inc.	38,100	2,182
	Vornado Realty Trust	22,574	2,004
	Wells Fargo & Co.	620,931	28,190
	Weyerhaeuser Co.	75,453	2,382
	XL Group PLC	36,600	1,165
	Zions Bancorporation	23,900	716

	Total		345,711

	Health Care (12.8%)
	Abbott Laboratories	200,250	7,676
	AbbVie, Inc.	206,050	10,881
*	Actavis, Inc.	22,500	3,780
	Aetna, Inc.	47,584	3,264
	Agilent Technologies, Inc.	42,837	2,450
*	Alexion Pharmaceuticals, Inc.	25,400	3,380
	Allergan, Inc.	38,534	4,280
	AmerisourceBergen Corp.	29,800	2,095
	Amgen, Inc.	97,643	11,147
	Baxter International, Inc.	70,300	4,889
	Becton, Dickinson and Co.	25,150	2,779
*	Biogen Idec, Inc.	30,590	8,558
*	Boston Scientific Corp.	172,922	2,078
	Bristol-Myers Squibb Co.	213,313	11,338

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio	17

Index 500 Stock Portfolio

	Common Stocks (98.7%)	Shares/ $ Par	Value $ (000’s)

	Health Care continued
	C.R. Bard, Inc.	10,100	1,353
	Cardinal Health, Inc.	44,225	2,955
*	CareFusion Corp.	27,412	1,092
*	Celgene Corp.	53,400	9,022
*	Cerner Corp.	38,200	2,129
	CIGNA Corp.	35,787	3,131
	Covidien PLC	59,600	4,059
*	DaVita HealthCare Partners, Inc.	22,900	1,451
	DENTSPLY International, Inc.	18,500	897
*	Edwards Lifesciences Corp.	14,200	934
	Eli Lilly and Co.	128,406	6,549
*	Express Scripts Holding Co.	104,341	7,329
*	Forest Laboratories, Inc.	30,666	1,841
*	Gilead Sciences, Inc.	198,600	14,925
*	Hospira, Inc.	21,465	886
	Humana, Inc.	20,200	2,085
*	Intuitive Surgical, Inc.	4,900	1,882
	Johnson & Johnson	365,437	33,470
*	Laboratory Corp. of America Holdings	11,300	1,032
*	Life Technologies Corp.	22,380	1,696
	McKesson Corp.	29,705	4,794
	Medtronic, Inc.	129,300	7,420
	Merck & Co., Inc.	378,483	18,943
*	Mylan, Inc.	49,600	2,153
	Patterson Cos., Inc.	10,800	445
	PerkinElmer, Inc.	14,600	602
	Perrigo Co. PLC	17,200	2,639
	Pfizer, Inc.	839,468	25,713
	Quest Diagnostics, Inc.	18,800	1,007
*	Regeneron Pharmaceuticals, Inc.	10,200	2,807
	St. Jude Medical, Inc.	37,800	2,342
	Stryker Corp.	38,200	2,870
*	Tenet Heathcare Corp.	12,862	542
	Thermo Fisher Scientific, Inc.	46,800	5,211
	UnitedHealth Group, Inc.	130,444	9,822
*	Varian Medical Systems, Inc.	13,700	1,064
*	Vertex Pharmaceuticals, Inc.	30,300	2,251
*	Waters Corp.	11,000	1,100
	WellPoint, Inc.	38,300	3,539
	Zimmer Holdings, Inc.	22,137	2,063
	Zoetis, Inc.	64,807	2,119

	Total		276,759

	Industrials (10.8%)
	3M Co.	82,876	11,623
	The ADT Corp.	25,900	1,048
*	Allegion PLC	11,566	511
	AMETEK, Inc.	31,700	1,670
	The Boeing Co.	89,576	12,226
	C.H. Robinson Worldwide, Inc.	19,600	1,143
	Caterpillar, Inc.	82,376	7,481

	Common Stocks (98.7%)	Shares/ $ Par	Value $ (000’s)

	Industrials continued
	Cintas Corp.	13,033	777
	CSX Corp.	131,300	3,778
	Cummins, Inc.	22,600	3,186
	Danaher Corp.	77,700	5,998
	Deere & Co.	49,620	4,532
	Delta Air Lines, Inc.	110,800	3,044
	Dover Corp.	22,067	2,130
	The Dun & Bradstreet Corp.	4,900	601
	Eaton Corp. PLC	61,503	4,682
	Emerson Electric Co.	91,200	6,400
	Equifax, Inc.	15,800	1,092
	Expeditors International of Washington, Inc.	26,600	1,177
	Fastenal Co.	35,400	1,682
	FedEx Corp.	38,520	5,538
	Flowserve Corp.	18,100	1,427
	Fluor Corp.	21,200	1,702
	General Dynamics Corp.	43,300	4,137
	General Electric Co.	1,310,506	36,733
	Honeywell International, Inc.	101,650	9,288
	Illinois Tool Works, Inc.	52,900	4,448
	Ingersoll-Rand PLC	34,700	2,138
	Iron Mountain, Inc.	22,085	670
*	Jacobs Engineering Group, Inc.	17,100	1,077
	Joy Global, Inc.	13,800	807
	Kansas City Southern	14,300	1,771
	L-3 Communications Holdings, Inc.	11,500	1,229
	Lockheed Martin Corp.	34,808	5,175
	Masco Corp.	46,200	1,052
	Nielsen Holdings NV	32,800	1,505
	Norfolk Southern Corp.	40,057	3,719
	Northrop Grumman Corp.	28,720	3,292
	PACCAR, Inc.	45,815	2,711
	Pall Corp.	14,350	1,225
	Parker Hannifin Corp.	19,312	2,484
	Pentair, Ltd.	25,780	2,002
	Pitney Bowes, Inc.	26,137	609
	Precision Castparts Corp.	18,800	5,063
*	Quanta Services, Inc.	28,000	884
	Raytheon Co.	41,400	3,755
	Republic Services, Inc.	35,007	1,162
	Robert Half International, Inc.	17,940	753
	Rockwell Automation, Inc.	17,950	2,121
	Rockwell Collins, Inc.	17,550	1,297
	Roper Industries, Inc.	12,900	1,789
	Ryder System, Inc.	6,800	502
	Snap-on, Inc.	7,517	823
	Southwest Airlines Co.	90,267	1,701
	Stanley Black & Decker, Inc.	20,142	1,625
*	Stericycle, Inc.	11,100	1,290
	Textron, Inc.	36,400	1,338
	Tyco International, Ltd.	60,300	2,475
	Union Pacific Corp.	59,620	10,016

	Common Stocks (98.7%)	Shares/ $ Par	Value $ (000’s)

	Industrials continued
	United Parcel Service, Inc. - Class B	92,600	9,730
	United Technologies Corp.	109,334	12,442
	W.W. Grainger, Inc.	8,000	2,043
	Waste Management, Inc.	56,485	2,534
	Xylem, Inc.	23,900	827

	Total		233,690

	Information Technology (18.4%)
	Accenture PLC - Class A	82,300	6,767
*	Adobe Systems, Inc.	60,250	3,608
*	Akamai Technologies, Inc.	23,200	1,095
*	Alliance Data Systems Corp.	6,300	1,656
	Altera Corp.	41,611	1,354
	Amphenol Corp. - Class A	20,500	1,828
	Analog Devices, Inc.	40,257	2,050
	Apple, Inc.	116,500	65,369
	Applied Materials, Inc.	156,000	2,760
*	Autodesk, Inc.	29,268	1,473
	Automatic Data Processing, Inc.	62,350	5,039
	Broadcom Corp. - Class A	69,900	2,073
	CA, Inc.	42,092	1,416
	Cisco Systems, Inc.	692,500	15,547
*	Citrix Systems, Inc.	24,120	1,526
*	Cognizant Technology Solutions Corp. - Class A	39,200	3,958
	Computer Sciences Corp.	19,050	1,065
	Corning, Inc.	187,500	3,341
*	eBay, Inc.	150,900	8,283
*	Electronic Arts, Inc.	40,000	918
	EMC Corp.	266,574	6,704
*	F5 Networks, Inc.	10,100	918
*	Facebook, Inc. - Class A	213,000	11,643
	Fidelity National Information Services, Inc.	37,700	2,024
*	First Solar, Inc.	9,100	497
*	Fiserv, Inc.	33,450	1,975
	FLIR Systems, Inc.	18,300	551
*	Google, Inc. - Class A	36,300	40,682
	Harris Corp.	13,800	963
	Hewlett-Packard Co.	248,926	6,965
	Intel Corp.	643,863	16,715
	International Business Machines Corp.	132,239	24,804
	Intuit, Inc.	36,900	2,816
	Jabil Circuit, Inc.	23,967	418
*	Juniper Networks, Inc.	65,400	1,476
	KLA-Tencor Corp.	21,600	1,392
*	Lam Research Corp.	20,987	1,143
	Linear Technology Corp.	30,350	1,382
	LSI Corp.	70,600	778
	MasterCard, Inc. - Class A	13,400	11,195

The Accompanying Notes are an Integral Part of the Financial Statements.

18	Index 500 Stock Portfolio

Index 500 Stock Portfolio

	Common Stocks (98.7%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
	Microchip Technology, Inc.	25,700	1,150
*	Micron Technology, Inc.	136,250	2,965
	Microsoft Corp.	983,992	36,831
	Motorola Solutions, Inc.	29,853	2,015
	NetApp, Inc.	44,100	1,814
	NVIDIA Corp.	74,950	1,201
	Oracle Corp.	454,525	17,390
	Paychex, Inc.	42,135	1,918
	Qualcomm, Inc.	218,834	16,248
*	Red Hat, Inc.	24,500	1,373
*	Salesforce.com, Inc.	71,900	3,968
	SanDisk Corp.	29,300	2,067
	Seagate Technology PLC	42,200	2,370
	Symantec Corp.	90,154	2,126
	TE Connectivity, Ltd.	53,200	2,932
*	Teradata Corp.	21,200	964
	Texas Instruments, Inc.	141,800	6,226
	Total System Services, Inc.	21,678	721
*	VeriSign, Inc.	16,700	998
	Visa, Inc. - Class A	66,000	14,697
	Western Digital Corp.	27,300	2,290
	Western Union Co.	71,532	1,234
	Xerox Corp.	149,870	1,824
	Xilinx, Inc.	34,800	1,598
*	Yahoo!, Inc.	122,200	4,942

	Total		398,029

	Materials (3.4%)
	Air Products and Chemicals, Inc.	27,367	3,059
	Airgas, Inc.	8,600	962
	Alcoa, Inc.	138,507	1,472
	Allegheny Technologies, Inc.	14,017	499
	Avery Dennison Corp.	12,550	630
	Ball Corp.	18,764	969
	Bemis Co., Inc.	13,300	545
	CF Industries Holdings, Inc.	7,400	1,725
	Cliffs Natural Resources, Inc.	19,800	519
	The Dow Chemical Co.	157,109	6,976
	E.I. du Pont de Nemours and Co.	119,928	7,792
	Eastman Chemical Co.	19,950	1,610
	Ecolab, Inc.	35,100	3,660
	FMC Corp.	17,300	1,305
	Freeport-McMoRan Copper & Gold, Inc.	134,476	5,075
	International Flavors & Fragrances, Inc.	10,600	911
	International Paper Co.	57,466	2,818
	LyondellBasell Industries NV - Class A	56,600	4,544
	MeadWestvaco Corp.	23,079	852
	Monsanto Co.	68,106	7,938
	The Mosaic Co.	44,100	2,085
	Newmont Mining Corp.	64,480	1,485
	Nucor Corp.	41,232	2,201

	Common Stocks (98.7%)	Shares/ $ Par	Value $ (000’s)

	Materials continued
*	Owens-Illinois, Inc.	21,400	766
	PPG Industries, Inc.	18,367	3,484
	Praxair, Inc.	38,100	4,954
	Sealed Air Corp.	25,442	866
	The Sherwin-Williams Co.	11,113	2,039
	Sigma-Aldrich Corp.	15,500	1,457
	United States Steel Corp.	18,750	553
	Vulcan Materials Co.	16,800	998

	Total		74,749

	Telecommunication Services (2.3%)
	AT&T, Inc.	682,375	23,992
	CenturyLink, Inc.	76,533	2,438
*	Crown Castle International Corp.	43,300	3,180
	Frontier Communications Corp.	129,497	602
	Verizon Communications, Inc.	370,642	18,213
	Windstream Holdings, Inc.	77,192	616

	Total		49,041

	Utilities (2.9%)
	The AES Corp.	85,100	1,235
	AGL Resources, Inc.	15,354	725
	Ameren Corp.	31,467	1,138
	American Electric Power Co., Inc.	63,140	2,951
	CenterPoint Energy, Inc.	55,562	1,288
	CMS Energy Corp.	34,500	924
	Consolidated Edison, Inc.	37,950	2,098
	Dominion Resources, Inc.	75,176	4,863
	DTE Energy Co.	22,850	1,517
	Duke Energy Corp.	91,430	6,310
	Edison International	42,220	1,955
	Entergy Corp.	23,109	1,462
	Exelon Corp.	111,013	3,041
	FirstEnergy Corp.	54,206	1,788
	Integrys Energy Group, Inc.	10,332	562
	NextEra Energy, Inc.	55,814	4,779
	NiSource, Inc.	40,573	1,334
	Northeast Utilities	40,800	1,729
	NRG Energy, Inc.	41,900	1,203
	ONEOK, Inc.	26,700	1,660
	Pepco Holdings, Inc.	32,400	620
	PG&E Corp.	58,225	2,345
	Pinnacle West Capital Corp.	14,300	757
	PPL Corp.	81,668	2,457
	Public Service Enterprise Group, Inc.	65,572	2,101
	SCANA Corp.	18,200	854
	Sempra Energy	29,402	2,639
	Southern Co.	114,200	4,695
	TECO Energy, Inc.	26,500	457
	Wisconsin Energy Corp.	29,300	1,211

	Common Stocks (98.7%)	Shares/ $ Par	Value $ (000’s)

	Utilities continued
	Xcel Energy, Inc.	64,420	1,800

	Total		62,498

	Total Common Stocks
	(Cost: $1,239,382)		2,136,534

	Short-Term Investments (1.2%)
	Commercial Paper (1.2%)
	Alpine Securitization Corp., 0.02%, 1/2/14 144A	8,300,000	8,300
	Atlantic Asset Securitization LLC, 0.15%, 1/17/14 144A	5,000,000	4,999
(b)	Federal Home Loan Bank, 0.06%, 2/21/14	2,000,000	2,000
	Kellogg Co., 0.14%, 1/3/14 144A	5,000,000	5,000
	Liberty Street Fdg LLC, 0.13%, 1/8/14 144A	5,000,000	5,000

	Total		25,299

	Total Short-Term Investments
	(Cost: $25,299)		25,299

	Total Investments (99.9%)
	(Cost: $1,264,681)(a)		2,161,833

	Other Assets, Less
	Liabilities (0.1%)		2,668

	Net Assets (100.0%)		2,164,501

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio	19

Index 500 Stock Portfolio

*	Non-Income Producing

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013 the value of these securities (in thousands) was $23,299 representing 1.1% of the net assets.

(a)	At December 31, 2013, the aggregate cost of securities for federal tax purposes (in thousands) was $1,272,038 and the net unrealized appreciation of investments based on that cost was $889,795 which is comprised of $969,823 aggregate gross unrealized appreciation and $80,028 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 500 Mini Index Futures (Long) (Total Notional Value at December 31, 2013, $24,700)	276	3/14	$707

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2013. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$2,136,534	$-	$-
Short-Term Investments	-	25,299	-
Other Financial Instruments^
Futures	706	-	-
Total	$2,137,240	$25,299	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

20	Index 500 Stock Portfolio

Large Company Value Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term of capital growth. Income is a secondary objective.	Invest primarily in equity securities of larger companies considered to be undervalued.	$170 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Large Company Value Portfolio (the “Portfolio”), has engaged American Century Investment Management, Inc. (“American Century”) to act as sub-adviser for the Portfolio. The Portfolio looks for stocks of companies that it believes are undervalued at the time of purchase. The Portfolio attempts to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the Portfolio believes more accurately reflects the fair value of the company. Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market.

Market Overview

Stocks recorded strong gains in 2013. As the Federal Reserve’s (the “Fed”) bond-buying programs continued, investors embraced risk, as evidenced by the outperformance of riskier asset classes such as high yield bonds and higher beta stocks. (Higher beta stocks are those with greater market risk.) Despite strong gains for riskier assets for the full year, the market did see periods of leadership change throughout the year. In May, the Fed suggested it might start tapering its asset purchases if economic conditions improved. Higher quality stocks came into favor and higher yielding assets, such as real estate investment trusts (REITs) and utilities, declined as interest rates edged up. In mid-August, stocks dropped sharply on positive economic data, which suggested the Fed might announce tapering as soon as September. In September, the Fed surprised the markets by making no changes to its stimulus programs. Lower quality, riskier stocks rallied and continued to outperform through the end of 2013. The U.S. economy showed new signs of strength and in December, the Fed announced it would begin modestly scaling back its asset purchases in January 2014.

As measured by various Russell indices, small cap stocks posted the biggest annual gains in 2013, followed by mid and large caps, while growth stocks outperformed value stocks across all market capitalizations.

Portfolio Results

The Portfolio returned 31.29% for the twelve months ended December 31, 2013. By comparison, the Portfolio’s benchmark, the Russell 1000® Value Index (the “Index”), returned 32.53%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Large Cap Value Funds peer group for 2013 was 32.99%.

In the Information Technology sector, the Portfolio’s lack of exposure to Hewlett Packard, which rebounded from previous declines, detracted from results. The Portfolio did not own the stock because it had lost market share, was heavily exposed to the PC market, and the portfolio managers believed the company was not innovating. An overweight position relative to the Index in Cisco Systems also hampered relative performance. Cisco’s stock was affected by the potential negative impact of software-defined networking and the company’s unsteady results in emerging markets. The Portfolio continued to hold the stock, as the portfolio managers believed some customers may have delayed orders in anticipation of Cisco’s own software-defined networking product, which was scheduled for release in the spring of 2014. Among software makers, an investment in Oracle dampened results. Although Oracle’s database business continued to grow at a reasonable rate and its hardware segment improved, the company’s new application license sales were lackluster. Oracle faced geographic headwinds in Asia and South America and was competing against some new cloud-based application providers.

In the Financials sector, advantageous subsector allocation and security selection decisions added to relative performance. The Portfolio was significantly underweight REITs, an industry that had benefited from low interest rates. Investors had also been attracted to their high dividend yields. However, the portfolio managers had believed for some time that they were generally overvalued by the market. REITs underperformed as interest rates increased during the year. Within the capital markets industry, the Portfolio had an overweight position in Ameriprise Financial, a provider of financial planning, asset management and insurance services. The company, which had a solid return on capital, benefited from the strength of the equity market. Investments in the insurance industry also contributed positively. The Portfolio benefited from an overweight position in MetLife. The company, which announced a dividend increase, gained some clarity on the regulatory front and expected to earn a higher yield on its investible assets resulting from rising interest rates.

Forward currency exchange contracts were used to insulate the Portfolio’s foreign holdings from adverse currency movements.

Portfolio Manager Outlook

The following forward looking comments are the opinion of American Century, the Portfolio’s sub-adviser.

We continue to be bottom-up investment managers, evaluating each company individually and building our Portfolio one stock at a time. As of December 31, 2013, the Portfolio was broadly diversified, with ongoing overweight positions in the Energy and Information Technology sectors. Our valuation work contributed to our smaller relative weightings in Utilities stocks. We are still finding greater value opportunities among mega-cap stocks and have maintained our bias toward these firms.

Large Company Value Portfolio	21

Large Company Value Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2013
	1 Year	5 Years	Since Inception*
Large Company Value Portfolio	31.29%	15.76%	3.11%
Russell 1000® Value Index	32.53%	16.67%	3.98%
Lipper® Variable Insurance Products (VIP) Large Cap Value Funds Average	32.99%	16.70%	-

*	Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may invest in derivative instruments for cash management purposes or to hedge foreign currency exposure. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/13

Security Description	% of Net Assets
Exxon Mobil Corp.	4.9%
Chevron Corp.	4.0%
JPMorgan Chase & Co.	3.7%
General Electric Co.	3.3%
Wells Fargo & Co.	3.0%
Johnson & Johnson`	3.0%
Pfizer, Inc.	2.7%
Citigroup, Inc.	2.5%
Merck & Co., Inc.	2.4%
The Procter & Gamble Co.	2.4%

Sector Allocation 12/31/13

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

22	Large Company Value Portfolio

Large Company Value Portfolio

Schedule of Investments

December 31, 2013

	Common Stocks (98.7%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (7.1%)
	Autoliv, Inc.	3,640	334
	Carnival Corp.	26,580	1,068
	CBS Corp. - Class B	9,140	583
	Comcast Corp. - Class A	30,550	1,587
	Ford Motor Co.	117,960	1,820
*	Hilton Worldwide Holdings, Inc.	11,976	266
	Lowe’s Cos., Inc.	15,140	750
	Macy’s, Inc.	27,170	1,451
	Target Corp.	22,510	1,424
	Time Warner Cable, Inc.	5,150	698
	Time Warner, Inc.	30,980	2,160

	Total		12,141

	Consumer Staples (5.9%)
	Altria Group, Inc.	15,950	612
	CVS Caremark Corp.	32,530	2,328
	The Kroger Co.	16,270	643
	Mondelez International, Inc.	15,470	546
	PepsiCo, Inc.	6,660	553
	The Procter & Gamble Co.	49,770	4,052
	Wal-Mart Stores, Inc.	16,200	1,275

	Total		10,009

	Energy (16.1%)
	Apache Corp.	15,040	1,292
	Baker Hughes, Inc.	20,170	1,115
	Chevron Corp.	53,900	6,733
	Exxon Mobil Corp.	82,290	8,328
	Marathon Petroleum Corp.	10,670	979
	National Oilwell Varco, Inc.	25,610	2,037
*	Oasis Petroleum, Inc.	21,660	1,017
	Occidental Petroleum Corp.	29,080	2,765
	Schlumberger, Ltd.	15,380	1,386
	Total SA, ADR	29,000	1,777

	Total		27,429

	Financials (28.3%)
	The Allstate Corp.	33,470	1,825
	American International Group, Inc.	33,760	1,723
	Ameriprise Financial, Inc.	14,870	1,711
	Bank of America Corp.	155,050	2,414
	The Bank of New York Mellon Corp.	31,310	1,094
*	Berkshire Hathaway, Inc. - Class B	23,580	2,796
	BlackRock, Inc.	4,820	1,525
*	Brixmor Property Group, Inc.	21,210	431
	Camden Property Trust	9,000	512
	Capital One Financial Corp.	21,010	1,610
	The Chubb Corp.	7,740	748

	Common Stocks (98.7%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Citigroup, Inc.	80,490	4,194
	The Goldman Sachs Group, Inc.	13,520	2,397
	JPMorgan Chase & Co.	106,120	6,206
	KeyCorp	36,960	496
	Loews Corp.	13,870	669
	MetLife, Inc.	40,300	2,173
	Morgan Stanley	38,760	1,215
	PNC Financial Services Group, Inc.	30,520	2,368
	Principal Financial Group, Inc.	15,230	751
	Prudential Financial, Inc.	17,380	1,603
	The Travelers Cos., Inc.	18,500	1,675
	U.S. Bancorp	70,640	2,854
	Wells Fargo & Co.	112,310	5,099

	Total		48,089

	Health Care (13.3%)
	Abbott Laboratories	61,530	2,358
	Aetna, Inc.	18,560	1,273
	Amgen, Inc.	5,060	578
*	Gilead Sciences, Inc.	4,370	328
	Johnson & Johnson	55,260	5,061
	Medtronic, Inc.	47,950	2,752
	Merck & Co., Inc.	81,380	4,073
	Pfizer, Inc.	147,950	4,532
	Quest Diagnostics, Inc.	7,670	411
	WellPoint, Inc.	13,400	1,238

	Total		22,604

	Industrials (10.0%)
	The ADT Corp.	28,260	1,144
*	Allegion PLC	3,750	166
	Caterpillar, Inc.	4,770	433
	Eaton Corp. PLC	22,570	1,718
	General Dynamics Corp.	14,500	1,385
	General Electric Co.	200,620	5,623
	Honeywell International, Inc.	8,420	769
	Ingersoll-Rand PLC	13,520	833
	PACCAR, Inc.	23,450	1,388
	Raytheon Co.	9,680	878
	Southwest Airlines Co.	34,050	642
	Textron, Inc.	32,710	1,202
	Tyco International, Ltd.	18,550	761

	Total		16,942

	Information Technology (10.1%)
	Apple, Inc.	1,970	1,105
	Applied Materials, Inc.	81,680	1,445
	Cisco Systems, Inc.	149,610	3,359
*	Electronic Arts, Inc.	34,980	802
*	F5 Networks, Inc.	7,840	712
	Intel Corp.	68,590	1,781
	Microchip Technology, Inc.	25,800	1,155

Common Stocks (98.7%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
Microsoft Corp.	40,730	1,525
NetApp, Inc.	35,470	1,459
Oracle Corp.	47,570	1,820
Qualcomm, Inc.	26,760	1,987

Total		17,150

Materials (2.8%)
E.I. du Pont de Nemours and Co.	5,430	353
Freeport-McMoRan Copper & Gold, Inc.	53,780	2,030
International Paper Co.	24,480	1,200
LyondellBasell Industries NV - Class A	15,570	1,250

Total		4,833

Telecommunication Services (2.1%)
AT&T, Inc.	71,190	2,503
CenturyLink, Inc.	31,720	1,010

Total		3,513

Utilities (3.0%)
American Electric Power Co., Inc.	21,390	1,000
Pinnacle West Capital Corp.	17,790	941
PPL Corp.	36,000	1,083
Westar Energy, Inc.	28,280	910
Xcel Energy, Inc.	42,080	1,176

Total		5,110

Total Common Stocks

(Cost: $140,600)		167,820

Short-Term Investments (1.2%)

Money Market Funds (1.2%)
JPMorgan Money Market Fund	2,117,599	2,118

Total		2,118

Total Short-Term Investments
(Cost: $2,118)		2,118

Total Investments (99.9%)
(Cost: $142,718)(a)		169,938

Other Assets, Less
Liabilities (0.1%)		124

Net Assets (100.0%)		170,062

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Company Value Portfolio	23

Large Company Value Portfolio

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2013, the aggregate cost of securities for federal tax purposes (in thousands) was $144,470 and the net unrealized appreciation of investments based on that cost was $25,473 which is comprised of $27,471 aggregate gross unrealized appreciation and $1,998 aggregate gross unrealized depreciation.

(h)	Forward foreign currency contracts outstanding on December 31, 2013.

Type	Counterparty	Currency	Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	HSBC Bank USA	EUR	1,149	1/14	$-	$(12)	$(12)

					$-	$(12)	$(12)

EUR — Euro

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2013. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$167,820	$-	$-
Short-Term Investments	2,118	-	-
Total Assets	$169,938	$-	$-
Liabilities:
Other Financial Instruments^
Forward Currency Contracts	$-	$(12)	$-
Total Liabilities	$-	$(12)	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

24	Large Company Value Portfolio

Domestic Equity Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in equity securities of U.S. issuers that are selling at attractive prices relative to their intrinsic value.	$571 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Domestic Equity Portfolio (the “Portfolio”), has engaged Delaware Investments Fund Advisers, a series of Delaware Management Business Trust (“Delaware”), to act as sub-adviser for the Portfolio. The Portfolio primarily invests in equity securities of large-capitalization companies that are believed to have long-term capital appreciation potential. Typically, the Portfolio seeks securities that are undervalued in relation to their intrinsic value, as indicated by multiple factors, including the earnings and cash flow potential or the asset valuation of the respective issuers.

Market Overview

Stocks continued their heady advance through the end of the year with several market indices reaching new highs along the way. The broad market S&P 500® Index ended 2013 with a total return of 32.39%. Domestic smaller cap stocks fared even better as evidenced by the 38.82% return of the Russell 2000® Index. These healthy gains overcame the challenge of relatively sluggish economic growth, as U.S. gross domestic product expanded at a below-average rate during the year. Unemployment drifted lower while corporate sales and profits notched low-single-digit year-over-year gains. Much of the year’s lofty returns could be credited to the Federal Reserve’s (the “Fed”) ongoing economic stimulus.

In May, Fed Chairman Ben Bernanke announced the bank’s intention to taper its $85 billion-a-month bond buying program, when the economy was deemed strong enough to stand on its own. While his comments resulted in a brief correction in stock prices, the rally picked up steam after mid-September when the Fed declined to taper. Later, in its December statement, the Fed announced it would reduce monthly bond purchases by $10 billion beginning in January 2014, which the market appeared to take in stride. Also in December, the Fed announced that it expected to maintain an exceptionally low federal funds rate for an extended period. Having begun in 2009, the Fed’s near-zero interest rate policy has been in place for five years and could end up lasting six or seven years, possibly longer.

Portfolio Results

The Portfolio returned 34.03% for the twelve months ended December 31, 2013. By comparison, the Portfolio’s benchmark, the Russell 1000® Value Index (the “Index”), returned 32.53%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Large Cap Value Funds peer group for 2013 was 32.99%.

Strong stock selection, most notably in the Consumer Staples and Industrials sectors, was the main driver of relative outperformance. Tempering the gains were picks in the Healthcare and Information Technology sectors.

Within the Consumer Staples sector, Archer-Daniels-Midland was a strong contributor. The company rebounded from a difficult year in 2012 when drought conditions led to higher input costs in its processing businesses and lower volumes in its agricultural services unit.

In the Industrials sector, defense contractor Northrop Grumman outperformed investors’ expectations. Despite facing the pressure of federal spending cuts, Northrop managed to operate efficiently, while share buybacks proved popular with the market.

In contrast, medical diagnostics company Quest Diagnostics was a major detractor, posting a negative return for the year. The company continued to struggle with lower testing volumes, given weaker healthcare utilization trends, and it lowered estimates for both sales and earnings during the year. Quest’s risk/reward profile remained attractive to the portfolio managers based on the stock’s valuation and the potential for better execution and an improvement in testing volumes.

In the Information Technology sector, Broadcom was negatively impacted by lackluster enterprise technology spending and softer demand for mobile handsets. The Portfolio initially established a position in Broadcom in July 2013, but shortly afterward, the stock fell sharply in response to the company’s weaker-than-expected revenue forecast. Nevertheless, the portfolio managers remained confident in Broadcom’s financial strength and competitive position and added to the position at the new lower price.

Portfolio Manager Outlook

The following forward looking comments are the opinion of Delaware, the Portfolio’s sub-adviser.

U.S. stock market valuations remain a concern for us. We believed the broad market’s price multiples were on the high side at the beginning of 2013. Since then, they have expanded quite a bit. Approximately 70% of the S&P 500® Index’s 32.39% gain in 2013 was from multiple expansion; the balance came from earnings growth and dividends.

Our priority for the Portfolio is finding favorably valued replacements for stocks nearing their price targets. We are focusing on higher quality attributes such as balance sheet strength, cash flow consistency, and earnings predictability. Currently, we are seeing potential for new opportunities in the Information Technology, Financials, Industrials and Consumer Discretionary sectors.

Domestic Equity Portfolio	25

Domestic Equity Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2013
	1 Year	5 Years	10 Years
Domestic Equity Portfolio	34.03%	18.08%	6.89%
Russell 1000® Value Index	32.53%	16.67%	7.58%
Lipper® Variable Insurance Products (VIP) Large Cap Value Funds Average	32.99%	16.70%	7.03%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/03. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may hold fewer securities than other diversified portfolios because of its more focused investment strategy. Holding fewer securities increases the risk that the value of the Portfolio could go down because of the poor performance of a single investment.

Top 10 Equity Holdings 12/31/13

Security Description	% of Net Assets
CVS Caremark Corp.	3.4%
Johnson Controls, Inc.	3.3%
Raytheon Co.	3.3%
Xerox Corp.	3.2%
Merck & Co., Inc.	3.2%
Intel Corp.	3.2%
E.I. du Pont de Nemours and Co.	3.2%
Cardinal Health, Inc.	3.2%
Cisco Systems, Inc.	3.1%
Motorola Solutions, Inc.	3.1%

Sector Allocation 12/31/13

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

26	Domestic Equity Portfolio

Domestic Equity Portfolio

Schedule of Investments

December 31, 2013

Common Stocks (99.1%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (6.2%)
Johnson Controls, Inc.	368,900	18,925
Lowe’s Cos., Inc.	328,400	16,272

Total		35,197

Consumer Staples (12.4%)
Archer-Daniels-Midland Co.	408,000	17,707
CVS Caremark Corp.	266,600	19,081
Kraft Foods Group, Inc.	297,666	16,050
Mondelez International, Inc.	505,900	17,858

Total		70,696

Energy (14.1%)
Chevron Corp.	128,846	16,094
ConocoPhillips	223,500	15,790
Halliburton Co.	312,100	15,839
Marathon Oil Corp.	466,500	16,468
Occidental Petroleum Corp.	170,800	16,243

Total		80,434

Financials (12.2%)
The Allstate Corp.	316,800	17,278
The Bank of New York Mellon Corp.	508,400	17,764
Marsh & McLennan Cos., Inc.	358,500	17,337
The Travelers Cos., Inc.	190,700	17,266

Total		69,645

Common Stocks (99.1%)	Shares/ $ Par	Value $ (000’s)

Health Care (17.7%)
Baxter International, Inc.	249,500	17,353
Cardinal Health, Inc.	269,100	17,979
Johnson & Johnson	171,600	15,717
Merck & Co., Inc.	364,600	18,248
Pfizer, Inc.	544,200	16,669
Quest Diagnostics, Inc.	280,100	14,996

Total		100,962

Industrials (9.3%)
Northrop Grumman Corp.	153,400	17,581
Raytheon Co.	205,100	18,603
Waste Management, Inc.	377,900	16,956

Total		53,140

Information Technology (15.7%)
Broadcom Corp. - Class A	597,600	17,719
Cisco Systems, Inc.	796,700	17,886
Intel Corp.	701,000	18,198
Motorola Solutions, Inc.	264,900	17,881
Xerox Corp.	1,500,700	18,263

Total		89,947

Materials (3.2%)
E.I. du Pont de Nemours and Co.	277,900	18,055

Total		18,055

Common Stocks (99.1%)	Shares/ $ Par	Value $ (000’s)

Telecommunication Services (5.6%)
AT&T, Inc.	451,000	15,857
Verizon Communications, Inc.	325,300	15,985

Total		31,842

Utilities (2.7%)
Edison International	338,400	15,669

Total		15,669

Total Common Stocks
(Cost: $446,923)		565,587

Short-Term Investments (0.8%)

Money Market Funds (0.8%)
JPMorgan U.S. Government Money Market Fund	2,114,312	2,114
JPMorgan U.S. Treasury Plus Money Market Fund	2,114,312	2,114

Total		4,228

Total Short-Term Investments
(Cost: $4,228)		4,228

Total Investments (99.9%)
(Cost: $451,151)(a)		569,815

Other Assets, Less
Liabilities (0.1%)		833

Net Assets (100.0%)		570,648

(a)	At December 31, 2013, the aggregate cost of securities for federal tax purposes (in thousands) was $451,151 and the net unrealized appreciation of investments based on that cost was $118,664 which is comprised of $122,589 aggregate gross unrealized appreciation and $3,925 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2013. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$565,587	$-	$-
Short-Term Investments	4,228	-	-
Total	$569,815	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Domestic Equity Portfolio	27

Equity Income Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest in common stocks with a focus on larger capitalization stocks with a strong track record of paying dividends, or that are believed to be undervalued.	$676 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Equity Income Portfolio (the “Portfolio”), has engaged T. Rowe Price Associates, Inc. (“T. Rowe Price”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in common stocks, with an emphasis on larger capitalization stocks with a strong track record of paying dividends, or that are believed to be undervalued. Under normal market conditions, the Portfolio would target a dividend yield which generally exceeds the dividend yield of the S&P 500® Index. The Portfolio will typically employ a value approach in selecting investments, with an effort made to identify companies that appear to be undervalued by various measures and may be temporarily out of favor, but that have good prospects for capital appreciation and dividend growth.

Market Overview

Major U.S. stock markets generated excellent returns in 2013, as investors remained optimistic about the economy despite moderating corporate fundamentals and uncertainty about fiscal and monetary policies. As the year began, decent employment gains and the Federal Reserve’s (the “Fed”) bond-buying program helped to offset concerns that federal tax increases and automatic spending cuts might derail the U.S. economic recovery. Stocks fell in May but rallied in September, both in response to investors’ perceptions of Fed policy. They weakened again in October, amid political brinkmanship over fiscal policy, but climbed after Congress achieved a temporary solution. Investors welcomed the Fed’s mid-December announcement that it would reduce its bond purchases in January while keeping short-term interest rates low.

As measured by various Russell indices, small cap stocks posted the biggest annual gains in 2013, followed by mid and large caps, while growth stocks outperformed value stocks across all market capitalizations.

Portfolio Results

The Portfolio returned 29.94% for the twelve months ended December 31, 2013. By comparison, the Portfolio’s benchmark, the Russell 1000® Value Index (the “Index”), returned 32.53%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Equity Income Funds peer group for 2013 was 28.21%.

The Energy sector detracted from relative returns due to stock selection. Royal Dutch Shell shares lagged, as strong earnings results in the first half were overshadowed by weaker-than-expected earnings in the second half. During the second half of 2013, shares of Diamond Offshore suffered from concerns about rising downtime and delays on rigs, combined with nonpayment by two customers.

The Materials sector detracted from relative returns, driven by stock selection. Falling gold prices drove declines in the shares of Newmont Mining.

At the other end of the spectrum, stock selection in the Financials sector was by far the largest contributor to relative results. Lincoln National shares moved higher as the company produced strong fundamental results, led by a growing annuity business with margins and earnings that beat estimates. American Express climbed higher due to improving billed-business growth, historically low credit losses, and solid expense management. Shares of Legg Mason moved higher due to better-than-expected earnings announcements, driven by improving performance fees and stabilizing assets under management.

An overweight position and stock selection in the Industrials and Business Services sector contributed to relative results. Boeing benefited from exceeding earnings and cash flow expectations, driven by increased orders and revenue growth. Shares of United Continental Holdings moved higher during 2013’s first half, as expected synergies from the merger of United and Continental began helping the company’s financial results.

Portfolio Manager Outlook

The following forward looking comments are the opinion of T. Rowe Price, the Portfolio’s sub-adviser.

We are cautiously optimistic about U.S. stocks, but are tempering our expectations after a year of nearly uninterrupted market strength. Although balance sheets are healthy, sales growth has been tepid and profit margins appear to be peaking. Earnings growth has lagged equity returns since the most recent market bottom, creating an environment where positive sentiment is outpacing the improvement in fundamentals. We would therefore not be surprised to encounter a cyclical pullback in the near term. Despite this caution, the long term looks positive to us, due to strong corporate fundamentals and supportive economic data.

We currently are finding opportunities more in specific companies rather than in larger themes, highlighting the importance of fundamental research and effective stock selection. We remain disciplined in our valuation-based approach and stand ready to take advantage of opportunities should valuations become more attractive.

28	Equity Income Portfolio

Equity Income Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2013
	1 Year	5 Years	10 Years
Equity Income Portfolio	29.94%	16.74%	7.47%
Russell 1000® Value Index	32.53%	16.67%	7.58%
Lipper® Variable Insurance Products (VIP) Equity Income Funds Average	28.21%	16.35%	7.21%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/03. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

A portion of the Portfolio’s assets may be invested in lower quality debt securities, which may present a significant risk for loss of principal and interest. High yield bonds generally have greater price swings and higher default risks than investment grade bonds.

Currently, interest rates are at unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Top 10 Equity Holdings 12/31/13

Security Description	% of Net Assets
General Electric Co.	3.0%
JPMorgan Chase & Co.	2.7%
Chevron Corp.	2.3%
Wells Fargo & Co.	2.0%
Exxon Mobil Corp.	1.9%
Apache Corp.	1.7%
U.S. Bancorp	1.7%
Bank of America Corp.	1.5%
Johnson & Johnson	1.4%
Illinois Tool Works, Inc.	1.4%

Sector Allocation 12/31/13

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Equity Income Portfolio	29

Equity Income Portfolio

Schedule of Investments

December 31, 2013

	Domestic Common Stocks (91.6%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (10.4%)
	Cablevision Systems Corp. - Class A	168,500	3,021
	Carnival Corp.	147,700	5,933
	Comcast Corp. - Class A	63,200	3,284
	Ford Motor Co.	227,200	3,506
*	General Motors Co.	105,933	4,329
	Genuine Parts Co.	44,200	3,677
	Johnson Controls, Inc.	90,400	4,638
	Kohl’s Corp.	130,700	7,417
	Macy’s, Inc.	84,600	4,518
*	Madison Square Garden, Inc. - Class A	47,850	2,755
	Mattel, Inc.	150,100	7,142
	The New York Times Co. - Class A	151,700	2,407
	Staples, Inc.	301,100	4,784
	Tiffany & Co.	4,500	418
	Time Warner, Inc.	113,700	7,927
	The Walt Disney Co.	47,900	3,660
	Whirlpool Corp.	4,400	690

	Total		70,106

	Consumer Staples (4.8%)
	Archer-Daniels-Midland Co.	170,100	7,382
	Avon Products, Inc.	230,200	3,964
	Campbell Soup Co.	133,600	5,782
	The Clorox Co.	73,600	6,827
	The Coca-Cola Co.	13,500	558
	McCormick & Co., Inc.	37,600	2,592
	PepsiCo, Inc.	68,100	5,648

	Total		32,753

	Energy (14.4%)
	Anadarko Petroleum Corp.	72,300	5,735
	Apache Corp.	136,300	11,714
	BP PLC, ADR	74,200	3,607
	Chevron Corp.	121,900	15,226
	ConocoPhillips	37,800	2,671
	CONSOL Energy, Inc.	125,000	4,755
	Diamond Offshore Drilling, Inc.	73,900	4,206
	Eni S.p.A.	28,700	1,392
	Exxon Mobil Corp.	126,400	12,792
	Hess Corp.	90,900	7,545
	Murphy Oil Corp.	104,800	6,799
	Petroleo Brasileiro SA, ADR	261,300	3,601
	Royal Dutch Shell PLC - Class A, ADR	132,200	9,422
	Schlumberger, Ltd.	74,500	6,713
	Talisman Energy, Inc.	122,700	1,429

	Total		97,607

	Financials (19.4%)
	The Allstate Corp.	136,300	7,434

	Domestic Common Stocks (91.6%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	American Express Co.	81,500	7,395
	Bank of America Corp.	662,623	10,317
	The Bank of New York Mellon Corp.	5,500	192
	The Chubb Corp.	33,300	3,218
	JPMorgan Chase & Co.	307,488	17,982
	Legg Mason, Inc.	140,900	6,126
	Lincoln National Corp.	72,276	3,731
	Loews Corp.	45,400	2,190
	Marsh & McLennan Cos., Inc.	173,200	8,376
	McGraw Hill Financial, Inc.	61,000	4,770
	Northern Trust Corp.	102,300	6,331
	Och-Ziff Capital Management Group - Class A	62,900	931
	PNC Financial Services Group, Inc.	113,600	8,813
	Regions Financial Corp.	250,200	2,474
	Sun Life Financial, Inc.	75,300	2,660
	SunTrust Banks, Inc.	173,100	6,372
	U.S. Bancorp	278,200	11,239
	Wells Fargo & Co.	302,700	13,743
	Weyerhaeuser Co.	153,835	4,857
	Willis Group Holdings PLC	45,400	2,034

	Total		131,185

	Health Care (6.0%)
	Agilent Technologies, Inc.	37,200	2,127
	Bristol-Myers Squibb Co.	133,300	7,085
*	Hospira, Inc.	56,800	2,345
	Johnson & Johnson	105,300	9,644
	Merck & Co., Inc.	150,600	7,538
	Pfizer, Inc.	279,226	8,553
	Quest Diagnostics, Inc.	62,400	3,341

	Total		40,633

	Industrials (14.9%)
	The Boeing Co.	56,800	7,753
	Deere & Co.	45,400	4,146
	Eaton Corp. PLC	50,070	3,811
	Emerson Electric Co.	115,600	8,113
	General Electric Co.	711,000	19,929
	Honeywell International, Inc.	94,700	8,653
	Illinois Tool Works, Inc.	113,300	9,526
	Joy Global, Inc.	62,100	3,632
	Masco Corp.	164,100	3,737
	Norfolk Southern Corp.	77,300	7,176
	Stanley Black & Decker, Inc.	43,100	3,478
*	United Continental Holdings, Inc.	170,400	6,446
	United Parcel Service, Inc. - Class B	71,200	7,482
*	USG Corp.	89,400	2,537
	Xylem, Inc.	117,900	4,079

	Total		100,498

The Accompanying Notes are an Integral Part of the Financial Statements.

30	Equity Income Portfolio

Equity Income Portfolio

	Domestic Common Stocks (91.6%)	Shares/ $ Par	Value $ (000’s)

	Information Technology (9.3%)
	Analog Devices, Inc.	94,000	4,788
	Apple, Inc.	14,800	8,305
	Applied Materials, Inc.	286,200	5,063
	CA, Inc.	55,900	1,881
	Cisco Systems, Inc.	238,000	5,343
	Computer Sciences Corp.	83,600	4,672
	Corning, Inc.	340,900	6,075
(n)*	Dell Appraisal Rights Action	347,300	4,775
	Harris Corp.	92,900	6,485
	Microsoft Corp.	213,500	7,991
	Texas Instruments, Inc.	108,800	4,777
	Western Union Co.	136,300	2,351

	Total		62,506

	Materials (4.7%)
	E.I. du Pont de Nemours and Co.	59,800	3,885
	International Paper Co.	182,700	8,958
	MeadWestvaco Corp.	90,400	3,338
	Newmont Mining Corp.	95,300	2,195
	Nucor Corp.	113,800	6,075
	Potash Corp. of Saskatchewan, Inc.	85,000	2,802
	Vulcan Materials Co.	80,400	4,777

	Total		32,030

	Telecommunication Services (2.7%)
	AT&T, Inc.	267,435	9,403
	CenturyLink, Inc.	92,290	2,940
	Verizon Communications, Inc.	113,800	5,592

	Total		17,935

	Utilities (5.0%)
	The AES Corp.	176,100	2,555
	Duke Energy Corp.	106,400	7,343
	Entergy Corp.	89,900	5,688
	Exelon Corp.	159,200	4,360
	FirstEnergy Corp.	93,300	3,077
	NiSource, Inc.	221,800	7,293
	Xcel Energy, Inc.	132,400	3,699

	Total		34,015

	Total Common Stocks
	(Cost: $479,295)		619,268

Foreign Common Stocks (1.2%)	Country

Health Care (0.5%)
GlaxoSmithKline PLC	United Kingdom	130,472	3,482

Total			3,482

Telecommunication Services (0.8%)
Telefonica SA	Spain	127,973	2,083

Foreign Common Stocks (1.2%)	Country	Shares/ $ Par	Value $ (000’s)

Telecommunication Services continued
Vodafone Group PLC	United Kingdom	711,329	2,792

Total			4,875

Total Foreign Common Stocks
(Cost: $7,493)			8,357

Preferred Stocks (0.1%)

Financials (0.1%)
Weyerhaeuser Co., 6.375%, 7/1/16		4,800	269

Total			269

Total Preferred Stocks
(Cost: $240)			269

Short-Term Investments (7.0%)

Money Market Funds (7.0%)
T. Rowe Price Reserve Investment Fund		47,246,224	47,246

Total			47,246

Total Short-Term Investments
(Cost: $47,246)			47,246

Total Investments (99.9%)
(Cost: $534,274)(a)			675,140

Other Assets, Less
Liabilities (0.1%)			891

Net Assets (100.0%)			676,031

The Accompanying Notes are an Integral Part of the Financial Statements.

Equity Income Portfolio	31

Equity Income Portfolio

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2013, the aggregate cost of securities for federal tax purposes (in thousands) was $535,123 and the net unrealized appreciation of investments based on that cost was $140,017 which is comprised of $151,433 aggregate gross unrealized appreciation and $11,416 aggregate gross unrealized depreciation.

(n)	Security valued in good faith by the Board of Directors.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2013. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks
Information Technology	$57,731	$-	$4,775
All Others	556,762	-	-
Foreign Common Stocks	8,357	-	-
Preferred Stocks	269	-	-
Short-Term Investments	47,246	-	-
Total	$670,365	$-	$4,775

The Accompanying Notes are an Integral Part of the Financial Statements.

32	Equity Income Portfolio

Mid Cap Growth Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest primarily in common stocks of mid cap domestic companies that are expected to experience solid growth in earnings.	$1.1 billion

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Mid Cap Growth Stock Portfolio (the “Portfolio”), has engaged William Blair & Company, L.L.C. (“William Blair”) to act as sub-adviser for the Portfolio. William Blair was appointed sub-adviser to the Portfolio effective July 1, 2013. Prior to that time, the Portfolio was managed directly by Mason Street Advisors. The Portfolio invests primarily in common stocks of mid cap domestic companies that are expected to experience solid growth in earnings. In choosing investments, the Portfolio evaluates the extent to which a company meets one or more of the following criteria, relative to the valuation of the security: (a) the company should have or should have the expectation of becoming, a significant provider in the primary markets it serves, (b) the company should have some distinctive attribute relative to present or potential competitors, (c) the prices of the company’s products or services should be based to some degree upon their value to the customer, rather than their production cost, (d) the company should participate in an industry expected to grow rapidly due to economic factors or technological change or grow through market share gains in its industry and (e) the company should have a strong management team.

Market Overview

Now nearly five years into the bull market that began in 2009, broad based advances took the U.S. equity market to all-time highs during 2013. Despite a meaningful fiscal drag and the prospect of reduced monetary stimulus, stocks advanced steadily during the second half of the year in part due to solid economic and corporate performance. In the U.S., an improving housing market and better employment data, as well as strong corporate profitability, provided a basis for equity market advances. Economic stabilization in Europe and recovery in Japan supported the market’s advance as well. Importantly, equity performance this year benefited from an expanded market valuation multiple. This was driven by lower perceived global systematic risk among investors relative to the elevated risk levels equity prices had been discounting in the years following the 2008 financial crisis.

Portfolio Results

The Portfolio returned 25.53% for the twelve months ended December 31, 2013. By comparison, the Portfolio’s benchmark, the Russell® Midcap Growth Index (the “Index”), returned 35.74%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Mid Cap Growth Funds peer group for 2013 was 36.35%.

As noted above, prior to July 1, 2013, the Portfolio was managed by Mason Street Advisors. With respect to the period prior to July 1, 2013, the Portfolio underperformed due to stock selection in the Consumer Discretionary and Information Technology sectors. In the Consumer Discretionary sector, Chico’s FAS Inc. was the largest detractor from performance after missing quarterly expectations, citing poor weather as a driver for the disappointing results. The Portfolio’s holdings in the Information Technology sector were hurt by a slowing macro environment, which led to tight capital spending budgets during the year.

On the positive side, positioning in the Financials sector contributed to performance. The Portfolio benefited from the underweight positioning to the Real Estate Investment Trusts industry along with stock selection within the industry.

The following attribution comments relate to the period July 1, 2013 through December 31, 2013, during which William Blair acted as the Portfolio’s sub-adviser.

Underperformance over the July 1, 2013 through December 31, 2013 time period was attributable to a meaningful style headwind as well as unfavorable stock selection. From a style perspective, the market’s preference for cheaper stocks and the resulting outperformance of that market segment held back performance as the Portfolio tended to be meaningfully underweight to lower valued stocks. From a stock and sector perspective, the Consumer Discretionary sector had the largest negative impact on performance as positions in Select Comfort and Lululemon Athletica weighed on returns. Shares of Select Comfort, a manufacturer and retailer of specialty mattresses, fell after the company reported weak results early in the fourth quarter due to lower-than-expected unit sales, greater-than-expected promotions and a more lenient trial policy. Shares of Lululemon Athletica, an athletic apparel manufacturer and retailer, declined on disappointing business momentum in part due to product availability, a shortened holiday season and aggressive promotions by some competitors.

The top individual contributor during the July 1, 2013 through December 31, 2013 period was CoStar Group in the Information Technology sector. CoStar Group, provider of information, marketing and analytic services to the commercial real estate industry, benefited from strong sales growth, driven primarily by substantial cross sales from the company’s LoopNet acquisition.

Portfolio Manager Outlook

The following forward looking comments are the opinion of William Blair, the Portfolio’s sub-adviser.

Mid Cap Growth Stock Portfolio	33

Mid Cap Growth Stock Portfolio (unaudited)

While supported by a generally positive economic outlook, expectations for market performance are more mixed. Going forward, the market is likely to continue to be very data dependent, looking for signs that the economic recovery remains on track. As such, the pace of the Federal Reserve’s tapering and management of expectations will be critical to limiting market volatility. As corporate profit margins remain high, further earnings growth will largely be a function of revenue growth. While a tailwind from accelerating GDP growth would be helpful in this regard, we continue to look for companies with company-specific revenue and margin drivers. From a valuation perspective, strong market performance has pushed U.S. equity valuation multiples higher. However, current valuations may be justified given reduced global systematic risk, below average inflation, and strong corporate balance sheets.

While this backdrop provides important context for stock selection, our bottom-up perspective allows us to focus our time on identifying and constructing portfolios of businesses that we believe can sustain outsized earnings growth over the long run.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2013
	1 Year	5 Years	10 Years
Mid Cap Growth Stock Portfolio	25.53%	16.62%	7.04%
Russell MidCap® Growth Index	35.74%	23.37%	9.77%
Lipper® Variable Insurance Products (VIP) Mid Cap Growth Funds Average	36.35%	22.01%	9.14%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/03. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investing in small and medium-sized companies involves a greater degree of risk than investing in large company stocks.

Top 10 Equity Holdings 12/31/13

Security Description	% of Net Assets
Dick’s Sporting Goods, Inc.	3.1%
Mead Johnson Nutrition Co.	2.9%
O’Reilly Automotive, Inc.	2.9%
Equifax, Inc.	2.5%
Dollar General Corp.	2.5%
IDEXX Laboratories, Inc.	2.4%
Green Mountain Coffee Roasters, Inc.	2.4%
HMS Holdings Corp.	2.4%
Stericycle, Inc.	2.4%
Citrix Systems, Inc.	2.3%

Sector Allocation 12/31/13

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

34	Mid Cap Growth Stock Portfolio

Mid Cap Growth Stock Portfolio

Schedule of Investments

December 31, 2013

	Common Stocks (97.5%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (20.2%)
*	Bed Bath & Beyond, Inc.	282,859	22,714
*	Chipotle Mexican Grill, Inc.	19,104	10,178
	Dick’s Sporting Goods, Inc.	578,105	33,588
*	Dollar General Corp.	440,159	26,550
*	Fossil Group, Inc.	161,506	19,371
	Harley-Davidson, Inc.	349,742	24,216
*	Lululemon Athletica, Inc.	323,374	19,089
*	O’Reilly Automotive, Inc.	237,852	30,614
*	Select Comfort Corp.	920,008	19,403
	Williams-Sonoma, Inc.	181,410	10,572

	Total		216,295

	Consumer Staples (6.3%)
	Church & Dwight Co., Inc.	165,667	10,981
*	Green Mountain Coffee Roasters, Inc.	343,416	25,955
	Mead Johnson Nutrition Co.	369,249	30,928

	Total		67,864

	Energy (4.2%)
*	FMC Technologies, Inc.	253,598	13,240
	Helmerich & Payne, Inc.	74,853	6,294
	Range Resources Corp.	171,737	14,479
*	Whiting Petroleum Corp.	173,649	10,744

	Total		44,757

	Financials (7.1%)
*	Affiliated Managers Group, Inc.	82,182	17,824
	First Republic Bank	254,596	13,328

	Common Stocks (97.5%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	LPL Financial Holdings, Inc.	512,351	24,096
*	Signature Bank	195,169	20,965

	Total		76,213

	Health Care (13.1%)
*	BioMarin Pharmaceutical, Inc.	257,673	18,107
*	Catamaran Corp.	208,973	9,922
	HEALTHSOUTH Corp.	326,005	10,862
*	HMS Holdings Corp.	1,128,998	25,662
*	IDEXX Laboratories, Inc.	244,513	26,009
	Perrigo Co. PLC	142,615	21,886
*	Salix Pharmaceuticals, Ltd.	61,485	5,530
*	Sirona Dental Systems, Inc.	289,826	20,346
	Techne Corp.	28,927	2,738

	Total		141,062

	Industrials (18.8%)
	AMETEK, Inc.	355,091	18,703
*	B/E Aerospace, Inc.	195,040	16,974
*	DigitalGlobe, Inc.	130,202	5,358
	Equifax, Inc.	393,092	27,159
	Fastenal Co.	346,310	16,453
	Fortune Brands Home & Security, Inc.	378,626	17,303
	Graco, Inc.	127,334	9,947
	J.B. Hunt Transport Services, Inc.	112,128	8,668
*	Jacobs Engineering Group, Inc.	381,093	24,005
*	Old Dominion Freight Line, Inc.	213,815	11,337
*	Stericycle, Inc.	217,091	25,219
	TransDigm Group, Inc.	126,520	20,372

	Total		201,498

	Common Stocks (97.5%)	Shares/ $ Par	Value $ (000’s)

	Information Technology (23.1%)
*	Akamai Technologies, Inc.	458,089	21,613
	Amphenol Corp. - Class A	179,748	16,030
*	Citrix Systems, Inc.	384,784	24,338
*	CoStar Group, Inc.	89,788	16,573
	FactSet Research Systems, Inc.	126,102	13,692
*	Gartner, Inc.	330,183	23,459
*	Genpact, Ltd.	1,207,947	22,190
*	Guidewire Software, Inc.	403,527	19,801
*	IPG Photonics Corp.	229,579	17,818
*	NeuStar, Inc. - Class A	198,160	9,880
*	Pandora Media, Inc.	325,358	8,655
*	Red Hat, Inc.	209,706	11,752
*	Trimble Navigation, Ltd.	369,407	12,818
*	Vantiv, Inc. - Class A	359,981	11,739
*	VeriSign, Inc.	300,973	17,992

	Total		248,350

	Materials (4.2%)
	Airgas, Inc.	215,713	24,128
	Cytec Industries, Inc.	230,607	21,483

	Total		45,611

	Telecommunication Services (0.5%)
*	SBA Communications Corp. - Class A	55,499	4,986

	Total		4,986

	Total Common Stocks
	(Cost: $926,597)		1,046,636

	Total Investments (97.5%)
	(Cost: $926,597)(a)		1,046,636

	Other Assets, Less
	Liabilities (2.5%)		26,696

	Net Assets (100.0%)		1,073,332

*	Non-Income Producing

(a)	At December 31, 2013, the aggregate cost of securities for federal tax purposes (in thousands) was $927,044 and the net unrealized appreciation of investments based on that cost was $119,592 which is comprised of $131,739 aggregate gross unrealized appreciation and $12,147 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2013. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 –Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$1,046,636	$-	$-
Total	$1,046,636	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Growth Stock Portfolio	35

Index 400 Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P MidCap 400® Index.	Invest in stocks that make up the S&P MidCap 400® Index, holding each stock in approximately the same proportion as its weighting in the Index.	$624 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”) is the investment adviser for the Index 400 Stock Portfolio (the “Portfolio”). The Portfolio seeks investment results that approximate the performance of the S&P MidCap 400® Index (the “Index”), which is composed of the stocks of companies whose capitalizations generally are smaller than those of companies that comprise the S&P 500® Index. The Index does not include the very large issues that account for most of the weighting in the S&P 500® Index. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in S&P MidCap 400® Index stock futures and, to a lesser extent, swap agreements to help achieve full replication.

Market Overview

The equity markets posted strong gains during 2013, outpacing the growth of corporate profits. Slow economic growth and mild inflation prompted the U.S. Federal Reserve (the “Fed”) to continue its bond purchasing program during 2013, although Fed policy contributed to uncertainty during the second half of the year. In May, the Fed discussed reducing bond purchases, which led to several months of volatility across the globe. In September, the Fed surprised investors by announcing the continuation of its bond purchasing. Markets rallied on the news, while improving economic growth late in the year increased investors’ optimism. In that environment, small cap stocks led the market, followed by shares of mid and large sized companies. For the year, returns for the S&P 500®, MidCap 400® and SmallCap 600® Indices were 32.39%, 33.50% and 41.31%, respectively.

Within the Index, all of the economic sectors posted double-digit returns. The Health Care sector led the rally, largely driven by solid performance in the pharmaceuticals and biotechnology industries. The Industrials sector was responsible for a large portion of the Portfolio’s return, reflecting the steady increase in industrial production throughout the year. The Consumer Discretionary sector also rose, as the rebounding housing market contributed to rising consumer confidence and steady spending.

At the other end of the spectrum, the Telecommunications Services sector was a notable laggard on a relative basis, although the sector represented less than 1% of the Portfolio. The Information Technology, Energy, Materials and Utilities sectors posted solid returns, but did not keep pace with the broader market Index. Meanwhile, the Financials sector, which represented the largest sector in the Index, drove a large share of the Portfolio’s return while lagging the broader Index.

Portfolio Results

The Portfolio had a total return of 33.16% in the twelve months ended December 31, 2013. That was in line with the 33.50% return of the Index. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) Portfolio performance slightly lagged the Index due to transaction costs, administrative expenses, cash flow effects and costs associated with the use of stock index futures contracts. The average return for the Portfolio’s peer group, Mid Cap Core Funds, was 34.74% for 2013, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency. However, the Mid Cap Core Funds peer group is not strictly comparable to the Portfolio because many of the funds in the group are actively managed.

Standard & Poor’s modifies the composition of the Index as companies go public or private, merge, divest or have major changes in market capitalization, as well as to better reflect the companies that are most representative of the composition of the U.S. economy. During 2013, there were 31 stocks added to the Index, and a like number of companies were eliminated. As the Portfolio seeks to track the performance and weightings of stocks in the Index, the portfolio managers made adjustments to the Portfolio’s holdings as the Index changed. The portfolio managers sought to make these adjustments in a way that minimized the cost and market impact of trading.

36	Index 400 Stock Portfolio

Index 400 Stock Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2013
	1 Year	5 Years	10 Years
Index 400 Stock Portfolio	33.16%	21.60%	10.15%
S&P MidCap 400® Index	33.50%	21.89%	10.36%
Lipper® Variable Insurance Products (VIP) Mid Cap Core Funds Average	34.74%	21.09%	9.34%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/03. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®”, “S&P MidCap 400 Index” and “Standard & Poor’s MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual Life Insurance Company. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio.

Investing in small and medium-sized companies involves a greater degree of risk than investing in large company stocks.

The Portfolio may invest in derivative instruments such as futures and, to a lesser extent, swap agreements to help achieve full replication. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/13

Security Description	% of Net Assets
Affiliated Managers Group, Inc.	0.7%
Tractor Supply Co.	0.7%
Green Mountain Coffee Roasters, Inc.	0.6%
LKQ Corp.	0.6%
HollyFrontier Corp.	0.6%
Henry Schein, Inc.	0.6%
Polaris Industries, Inc.	0.6%
Church & Dwight Co., Inc.	0.6%
Cimarex Energy Co.	0.6%
Trimble Navigation, Ltd.	0.6%

Sector Allocation 12/31/13

Sector Allocation is based on equities.

Sector Allocation and Top 10 Holdings are subject to change.

Index 400 Stock Portfolio	37

Index 400 Stock Portfolio

Schedule of Investments

December 31, 2013

	Common Stocks (97.3%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (13.7%)
	Aaron’s, Inc.	30,208	888
	Abercrombie & Fitch Co. - Class A	30,256	996
	Advance Auto Parts, Inc.	28,846	3,193
*	AMC Networks, Inc. - Class A	23,474	1,599
	American Eagle Outfitters, Inc.	67,193	968
*	Ann, Inc.	18,178	665
*	Apollo Group, Inc. - Class A	39,534	1,080
*	Ascena Retail Group, Inc.	50,992	1,079
*	Bally Technologies, Inc.	15,435	1,211
*	Big Lots, Inc.	23,086	745
	Bob Evans Farms, Inc.	10,803	547
	Brinker International, Inc.	26,546	1,230
	Brunswick Corp.	36,020	1,659
*	Cabela’s, Inc.	18,454	1,230
	Carter’s, Inc.	21,595	1,550
	The Cheesecake Factory, Inc.	19,057	920
	Chico’s FAS, Inc.	62,891	1,185
	Cinemark Holdings, Inc.	41,110	1,370
	CST Brands, Inc.	29,942	1,099
*	Deckers Outdoor Corp.	13,679	1,155
	DeVry, Inc.	22,549	800
	Dick’s Sporting Goods, Inc.	40,353	2,345
	Domino’s Pizza, Inc.	22,068	1,537
*	DreamWorks Animation SKG, Inc. - Class A	28,209	1,001
	Foot Locker, Inc.	58,812	2,437
	Gentex Corp.	57,322	1,891
	Guess?, Inc.	23,533	731
	Hanesbrands, Inc.	39,253	2,758
	HSN, Inc.	13,195	822
	International Speedway Corp. - Class A	11,052	392
*	J.C. Penney Co., Inc.	120,648	1,104
*	Jarden Corp.	47,377	2,907
	John Wiley & Sons, Inc. - Class A	18,347	1,013
	KB Home	32,858	601
*	Lamar Advertising Co. - Class A	25,859	1,351
*	Life Time Fitness, Inc.	15,537	730
*	LKQ Corp.	119,063	3,917
	M.D.C. Holdings, Inc.	15,485	499
	Matthews International Corp. - Class A	10,805	460
	Meredith Corp.	14,695	761
*	Murphy USA, Inc.	17,587	731
	The New York Times Co. - Class A	49,824	791
*	NVR, Inc.	1,657	1,700
*	Office Depot, Inc.	189,029	1,000

	Common Stocks (97.3%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary continued
*	Panera Bread Co. - Class A	10,598	1,873
	Polaris Industries, Inc.	25,513	3,716
	Rent-A-Center, Inc.	21,198	707
*	Scientific Games Corp. - Class A	19,234	326
	Service Corp. International	83,948	1,522
	Signet Jewelers, Ltd.	31,770	2,500
	Sotheby’s	27,213	1,448
*	Tempur-Pedic International, Inc.	23,956	1,293
	Thor Industries, Inc.	17,731	979
*	Toll Brothers, Inc.	62,948	2,329
	Tractor Supply Co.	55,284	4,289
	Tupperware Brands Corp.	20,066	1,897
*	Under Armour, Inc.	31,796	2,776
	Valassis Communications, Inc.	15,244	522
	The Wendy’s Co.	111,690	974
	Williams-Sonoma, Inc.	35,251	2,054

	Total		85,853

	Consumer Staples (3.9%)
	Church & Dwight Co., Inc.	54,992	3,645
*	Dean Foods Co.	37,389	643
	Energizer Holdings, Inc.	24,663	2,670
	Flowers Foods, Inc.	69,375	1,489
*	Green Mountain Coffee Roasters, Inc.	51,940	3,926
*	The Hain Celestial Group, Inc.	19,050	1,729
	Harris Teeter Supermarkets, Inc.	19,587	967
	Hillshire Brands Co.	48,720	1,629
	Ingredion, Inc.	30,369	2,079
	Lancaster Colony Corp.	7,672	676
*	Post Holdings, Inc.	12,947	638
*	SUPERVALU, INC.	78,104	569
	Tootsie Roll Industries, Inc.	8,020	261
*	United Natural Foods, Inc.	19,594	1,477
	Universal Corp.	9,195	502
*	WhiteWave Food Co. - Class A	68,687	1,576

	Total		24,476

	Energy (5.6%)
*	Alpha Natural Resources, Inc.	87,511	625
*	Atwood Oceanics, Inc.	22,832	1,219
*	Bill Barrett Corp.	19,401	520
	CARBO Ceramics, Inc.	7,861	916
	Cimarex Energy Co.	34,396	3,608
*	Dresser-Rand Group, Inc.	30,215	1,802

	Common Stocks (97.3%)	Shares/ $ Par	Value $ (000’s)

	Energy continued
*	Dril-Quip, Inc.	16,117	1,772
	Energen Corp.	28,787	2,037
*	Gulfport Energy Corp.	33,302	2,103
*	Helix Energy Solutions Group, Inc.	38,970	903
	HollyFrontier Corp.	78,700	3,911
	Oceaneering International, Inc.	42,852	3,380
*	Oil States International, Inc.	21,844	2,222
	Patterson-UTI Energy, Inc.	57,123	1,446
*	Rosetta Resources, Inc.	24,266	1,166
	SM Energy Co.	26,531	2,205
*	Superior Energy Services, Inc.	63,164	1,681
	Tidewater, Inc.	19,638	1,164
*	Unit Corp.	17,309	893
	World Fuel Services Corp.	28,619	1,235

	Total		34,808

	Financials (21.8%)
*	Affiliated Managers Group, Inc.	20,983	4,551
	Alexander & Baldwin, Inc.	16,905	705
	Alexandria Real Estate Equities, Inc.	28,369	1,805
*	Alleghany Corp.	6,640	2,656
	American Campus Communities, Inc.	41,500	1,337
	American Financial Group, Inc.	28,315	1,634
	Apollo Investment Corp.	89,010	755
	Arthur J. Gallagher & Co.	52,097	2,445
	Aspen Insurance Holdings, Ltd.	25,991	1,074
	Associated Banc-Corp.	64,371	1,120
	Astoria Financial Corp.	33,283	460
	BancorpSouth, Inc.	33,185	844
	Bank of Hawaii Corp.	17,633	1,043
	BioMed Realty Trust, Inc.	76,087	1,379
	BRE Properties, Inc.	30,571	1,673
	Brown & Brown, Inc.	47,231	1,483
	Camden Property Trust	33,787	1,922
	Cathay General Bancorp	29,120	778
	CBOE Holdings, Inc.	34,535	1,794
	City National Corp.	18,746	1,485
	Commerce Bancshares, Inc.	32,271	1,449
	Corporate Office Properties Trust	34,608	820
	Corrections Corp. of America	45,882	1,471
	Cullen/Frost Bankers, Inc.	20,846	1,552

The Accompanying Notes are an Integral Part of the Financial Statements.

38	Index 400 Stock Portfolio

Index 400 Stock Portfolio

	Common Stocks (97.3%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Duke Realty Corp.	129,031	1,941
	East West Bancorp, Inc.	54,552	1,908
	Eaton Vance Corp.	48,061	2,057
	Equity One, Inc.	25,062	562
	Essex Property Trust, Inc.	15,065	2,162
	Everest Re Group, Ltd.	18,972	2,957
	Extra Space Storage, Inc.	43,552	1,835
	Federal Realty Investment Trust	25,760	2,612
	Federated Investors, Inc. - Class B	37,305	1,074
	Fidelity National Financial, Inc. - Class A	98,904	3,209
	First American Financial Corp.	41,864	1,181
	First Horizon National Corp.	93,599	1,090
	First Niagara Financial Group, Inc.	140,192	1,489
	FirstMerit Corp.	65,370	1,453
	Fulton Financial Corp.	76,221	997
	Greenhill & Co., Inc.	10,338	599
	Hancock Holding Co.	32,520	1,193
	Hanover Insurance Group, Inc.	17,371	1,037
	HCC Insurance Holdings, Inc.	39,685	1,831
	Highwoods Properties, Inc.	35,610	1,288
	Home Properties, Inc.	22,531	1,208
	Hospitality Properties Trust	58,748	1,588
	International Bancshares Corp.	22,624	597
	Janus Capital Group, Inc.	59,170	732
	Jones Lang LaSalle, Inc.	17,600	1,802
	Kemper Corp.	20,289	829
	Kilroy Realty Corp.	32,503	1,631
	Liberty Property Trust	58,058	1,966
	Mack-Cali Realty Corp.	34,862	749
	Mercury General Corp.	14,367	714
	Mid-America Apartment Communities, Inc.	29,616	1,799
*	MSCI, Inc.	46,895	2,050
	National Retail Properties, Inc.	48,263	1,464
	New York Community Bancorp, Inc.	174,609	2,942
	Old Republic International Corp.	95,766	1,654
	OMEGA Healthcare Investors, Inc.	48,526	1,446
	Potlatch Corp.	16,053	670
	Primerica, Inc.	21,715	932
	Prosperity Bancshares, Inc.	22,464	1,424
	Protective Life Corp.	31,117	1,576
	Raymond James Financial, Inc.	48,810	2,547
	Rayonier, Inc.	50,005	2,105

	Common Stocks (97.3%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Realty Income Corp.	81,636	3,048
	Regency Centers Corp.	36,567	1,693
	Reinsurance Group of America, Inc.	27,956	2,164
	SEI Investments Co.	56,759	1,971
	Senior Housing Properties Trust	74,525	1,657
*	Signature Bank	18,730	2,012
	SL Green Realty Corp.	37,570	3,471
	StanCorp Financial Group, Inc.	17,424	1,154
*	SVB Financial Group	18,086	1,897
	Synovus Financial Corp.	385,068	1,386
	Taubman Centers, Inc.	25,171	1,609
	TCF Financial Corp.	65,296	1,061
	Trustmark Corp.	26,610	714
	UDR, Inc.	99,307	2,319
	Valley National Bancorp	79,064	800
	W.R. Berkley Corp.	43,327	1,880
	Waddell & Reed Financial, Inc. - Class A	33,830	2,203
	Washington Federal, Inc.	40,313	939
	Webster Financial Corp.	35,781	1,116
	Weingarten Realty Investors	44,432	1,218
	Westamerica Bancorporation	10,547	596

	Total		136,043

	Health Care (8.7%)
*	Allscripts Healthcare Solutions, Inc.	62,904	973
*	Bio-Rad Laboratories, Inc. - Class A	7,955	983
*	Charles River Laboratories International, Inc.	19,057	1,011
*	Community Health Systems, Inc.	37,614	1,477
	The Cooper Cos., Inc.	19,386	2,401
*	Covance, Inc.	22,246	1,959
*	Cubist Pharmaceuticals, Inc.	29,332	2,020
*	Endo Pharmaceuticals Holdings, Inc.	45,483	3,068
*	Health Management Associates, Inc. - Class A	104,755	1,372
*	Health Net, Inc.	31,490	934
*	Henry Schein, Inc.	34,003	3,885
	Hill-Rom Holdings, Inc.	23,236	961
*	HMS Holdings Corp.	34,962	795
*	Hologic, Inc.	108,175	2,418
*	IDEXX Laboratories, Inc.	20,553	2,186
*	LifePoint Hospitals, Inc.	18,621	984
*	Mallinckrodt PLC	22,851	1,194
*	Masimo Corp.	20,375	596
*	MEDNAX, Inc.	39,839	2,127
*	Mettler-Toledo International, Inc.	11,757	2,852

	Common Stocks (97.3%)	Shares/ $ Par	Value $ (000’s)

	Health Care continued
	Omnicare, Inc.	40,786	2,462
	Owens & Minor, Inc.	25,000	914
	ResMed, Inc.	56,272	2,649
*	Salix Pharmaceuticals, Ltd.	24,911	2,240
	STERIS Corp.	23,317	1,120
	Techne Corp.	13,141	1,244
	Teleflex, Inc.	16,296	1,530
*	Thoratec Corp.	22,564	826
*	United Therapeutics Corp.	18,301	2,069
	Universal Health Services, Inc. - Class B	35,418	2,878
*	VCA Antech, Inc.	35,147	1,102
*	WellCare Health Plans, Inc.	17,309	1,219

	Total		54,449

	Industrials (16.6%)
	A.O. Smith Corp.	30,349	1,637
	Acuity Brands, Inc.	17,004	1,859
*	Aecom Technology Corp.	38,887	1,144
	AGCO Corp.	35,861	2,123
	Alaska Air Group, Inc.	27,523	2,019
	Alliant Techsystems, Inc.	12,613	1,535
*	B/E Aerospace, Inc.	39,004	3,394
	The Brink’s Co.	19,117	653
	Carlisle Cos., Inc.	25,190	2,000
	CLARCOR, Inc.	19,834	1,276
*	Clean Harbors, Inc.	21,863	1,311
	Con-way, Inc.	22,532	895
*	Copart, Inc.	44,254	1,622
	The Corporate Executive Board Co.	13,311	1,031
	Crane Co.	19,346	1,301
	Deluxe Corp.	20,001	1,044
	Donaldson Co., Inc.	53,283	2,316
*	Esterline Technologies Corp.	12,426	1,267
	Exelis, Inc.	74,582	1,422
	Fortune Brands Home & Security, Inc.	65,831	3,008
*	FTI Consulting, Inc.	15,929	655
	GATX Corp.	18,298	955
	General Cable Corp.	19,707	580
*	Genesee & Wyoming, Inc. - Class A	20,124	1,933
	Graco, Inc.	24,252	1,895
	Granite Construction, Inc.	14,320	501
	Harsco Corp.	31,949	896
	Herman Miller, Inc.	23,360	690
	HNI Corp.	17,923	696
	Hubbell, Inc. - Class B	21,304	2,320
	Huntington Ingalls Industries, Inc.	19,555	1,760
	IDEX Corp.	32,128	2,373
	ITT Corp.	35,922	1,560
	J.B. Hunt Transport Services, Inc.	36,409	2,814
*	JetBlue Airways Corp.	86,103	736
	KBR, Inc.	58,668	1,871

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio	39

Index 400 Stock Portfolio

	Common Stocks (97.3%)	Shares/ $ Par	Value $ (000’s)

	Industrials continued
	Kennametal, Inc.	31,058	1,617
*	Kirby Corp.	22,483	2,231
	Landstar System, Inc.	18,107	1,040
	Lennox International, Inc.	18,039	1,534
	Lincoln Electric Holdings, Inc.	32,324	2,306
	Manpower, Inc.	31,286	2,686
	Matson, Inc.	16,967	443
	Mine Safety Appliances Co.	12,520	641
	MSC Industrial Direct Co., Inc. - Class A	19,087	1,544
	Nordson Corp.	23,910	1,776
*	Old Dominion Freight Line, Inc.	27,642	1,466
	Oshkosh Corp.	34,217	1,724
	R.R. Donnelley & Sons Co.	71,964	1,459
	Regal-Beloit Corp.	17,849	1,316
	Rollins, Inc.	25,422	770
	SPX Corp.	17,963	1,789
	Terex Corp.	44,121	1,853
	The Timken Co.	31,485	1,734
	Towers Watson & Co. - Class A	25,566	3,262
	Trinity Industries, Inc.	30,928	1,686
	Triumph Group, Inc.	20,616	1,568
*	United Rentals, Inc.	36,926	2,878
	URS Corp.	29,658	1,572
	UTI Worldwide, Inc.	36,094	634
	Valmont Industries, Inc.	10,609	1,582
	Wabtec Corp.	38,142	2,833
	Waste Connections, Inc.	48,932	2,135
	Watsco, Inc.	10,726	1,030
	Werner Enterprises, Inc.	18,095	447
	Woodward, Inc.	24,001	1,095

	Total		103,743

	Information Technology (15.5%)
*	3D Systems Corp.	37,858	3,518
*	ACI Worldwide, Inc.	15,267	992
*	Acxiom Corp.	29,751	1,100
	ADTRAN, Inc.	22,848	617
*	Advanced Micro Devices, Inc.	243,628	943
	Advent Software, Inc.	15,968	559
*	ANSYS, Inc.	36,699	3,200
*	AOL, Inc.	31,079	1,449
*	Arrow Electronics, Inc.	39,900	2,165
*	Atmel Corp.	168,668	1,321
	Avnet, Inc.	54,486	2,403
	Broadridge Financial Solutions, Inc.	47,203	1,865
*	Cadence Design Systems, Inc.	113,963	1,598
*	Ciena Corp.	40,850	977
*	CommVault Systems, Inc.	17,603	1,318
	Compuware Corp.	85,780	962
*	Concur Technologies, Inc.	18,648	1,924
	Convergys Corp.	40,285	848

	Common Stocks (97.3%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	CoreLogic, Inc.	37,118	1,319
*	Cree, Inc.	47,805	2,991
	Cypress Semiconductor Corp.	55,057	578
	Diebold, Inc.	25,283	835
	DST Systems, Inc.	11,691	1,061
*	Equinix, Inc.	19,715	3,498
	FactSet Research Systems, Inc.	15,877	1,724
	Fair Isaac Corp.	13,691	860
*	Fairchild Semiconductor International, Inc.	50,302	671
*	Gartner, Inc.	36,508	2,594
	Global Payments, Inc.	28,868	1,876
*	Informatica Corp.	42,977	1,783
*	Ingram Micro, Inc. - Class A	61,050	1,432
*	Integrated Device Technology, Inc.	54,614	556
	InterDigital, Inc.	16,314	481
*	International Rectifier Corp.	28,161	734
	Intersil Corp. - Class A	50,570	580
*	Itron, Inc.	15,505	642
	Jack Henry & Associates, Inc.	33,896	2,007
*	JDS Uniphase Corp.	92,217	1,197
	Leidos Holdings, Inc.	28,845	1,341
	Lender Processing Services, Inc.	33,831	1,265
	Lexmark International, Inc. - Class A	24,595	874
	ManTech International Corp. - Class A	9,421	282
	Mentor Graphics Corp.	38,583	929
*	MICROS Systems, Inc.	29,816	1,710
	National Instruments Corp.	38,664	1,238
*	NCR Corp.	65,904	2,245
*	NeuStar, Inc. - Class A	24,801	1,237
	Plantronics, Inc.	17,337	805
*	Polycom, Inc.	56,610	636
*	PTC, Inc.	47,327	1,675
*	Rackspace Hosting, Inc.	45,407	1,777
*	RF Micro Devices, Inc.	111,825	577
*	Riverbed Technology, Inc.	64,129	1,159
*	Rovi Corp.	40,473	797
	Science Applications International Corp.	16,502	546
*	Semtech Corp.	27,185	687
*	Silicon Laboratories, Inc.	15,712	680
*	Skyworks Solutions, Inc.	74,355	2,124
*	Solarwinds, Inc.	25,895	980
	Solera Holdings, Inc.	27,272	1,930
*	SunEdison, Inc.	97,143	1,268
*	Synopsys, Inc.	61,154	2,481
*	Tech Data Corp.	14,956	772
*	Teradyne, Inc.	75,889	1,337
*	TIBCO Software, Inc.	60,703	1,365
*	Trimble Navigation, Ltd.	102,120	3,544

	Common Stocks (97.3%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	ValueClick, Inc.	24,853	581
*	VeriFone Systems, Inc.	43,264	1,160
*	Vishay Intertechnology, Inc.	53,662	711
*	WEX, Inc.	15,397	1,525
*	Zebra Technologies Corp. - Class A	19,909	1,077

	Total		96,493

	Materials (6.9%)
	Albemarle Corp.	32,239	2,044
	AptarGroup, Inc.	26,082	1,769
	Ashland, Inc.	28,550	2,771
	Cabot Corp.	23,607	1,213
	Carpenter Technology Corp.	20,980	1,305
	Commercial Metals Co.	46,348	942
	Compass Minerals International, Inc.	13,259	1,061
	Cytec Industries, Inc.	14,045	1,308
	Domtar Corp.	12,831	1,210
	Eagle Materials, Inc.	19,776	1,531
	Grief, Inc. - Class A	12,060	632
*	Intrepid Potash, Inc.	21,905	347
*	Louisiana-Pacific Corp.	55,892	1,035
	Martin Marietta Materials, Inc.	18,317	1,831
	Minerals Technologies, Inc.	13,637	819
	NewMarket Corp.	4,517	1,509
	Olin Corp.	31,514	909
	Packaging Corp. of America	38,844	2,458
	Reliance Steel & Aluminum Co.	30,633	2,323
	Rock-Tenn Co. - Class A	28,531	2,996
	Royal Gold, Inc.	25,788	1,188
	RPM International, Inc.	52,654	2,186
	The Scotts Miracle-Gro Co. - Class A	17,401	1,083
	Sensient Technologies Corp.	19,825	962
	Silgan Holdings, Inc.	17,330	832
	Sonoco Products Co.	40,379	1,685
	Steel Dynamics, Inc.	87,918	1,718
	The Valspar Corp.	31,927	2,276
	Worthington Industries, Inc.	20,980	883

	Total		42,826

	Telecommunication Services (0.4%)
	Telephone and Data Systems, Inc.	39,102	1,008
*	tw telecom, Inc.	57,058	1,738

	Total		2,746

	Utilities (4.2%)
	Alliant Energy Corp.	43,940	2,267
	Aqua America, Inc.	69,987	1,651
	Atmos Energy Corp.	36,006	1,635

The Accompanying Notes are an Integral Part of the Financial Statements.

40	Index 400 Stock Portfolio

Index 400 Stock Portfolio

Common Stocks (97.3%)	Shares/ $ Par	Value $ (000’s)

Utilities continued
Black Hills Corp.	17,619	925
Cleco Corp.	23,942	1,116
Great Plains Energy, Inc.	60,806	1,474
Hawaiian Electric Industries, Inc.	39,450	1,028
IDACORP, Inc.	19,895	1,031
MDU Resources Group, Inc.	74,788	2,285
National Fuel Gas Co.	33,147	2,367
OGE Energy Corp.	78,599	2,665
PNM Resources, Inc.	31,548	761
Questar Corp.	69,338	1,594
UGI Corp.	45,189	1,874
Vectren Corp.	32,620	1,158
Westar Energy, Inc.	50,360	1,620
WGL Holdings, Inc.	20,492	821

Total		26,272

Total Common Stocks
(Cost: $409,041)		607,709

	Short- Term Investments (2.6%)	Shares/ $ Par	Value $ (000’s)

	Commercial Paper (2.6%)
	Alpine Securitization Corp., 0.02%, 1/2/14 144A	4,000,000	4,000
	Atlantic Asset Securitization LLC, 0.14%, 1/21/14 144A	5,000,000	4,999
(b)	Federal Home Loan Bank, 0.06%, 2/21/14	2,000,000	2,000
	Liberty Street Funding LLC, 0.13%, 1/6/14 144A	5,000,000	5,000

	Total		15,999

	Total Short-Term Investments
	(Cost: $15,999)		15,999

	Total Investments (99.9%)
	(Cost: $425,040)(a)		623,708

	Other Assets, Less
	Liabilities (0.1%)		384

	Net Assets (100.0%)		624,092

*	Non-Income Producing

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013 the value of these securities (in thousands) was $13,999 representing 2.2% of the net assets.

(a)	At December 31, 2013, the aggregate cost of securities for federal tax purposes (in thousands) was $425,916 and the net unrealized appreciation of investments based on that cost was $197,792 which is comprised of $216,114 aggregate gross unrealized appreciation and $18,322 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 400 Mini Index Futures (Long) (Total Notional Value at December 31, 2013, $15,760)	120	3/14	$313

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2013. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$607,709	$-	$-
Short-Term Investments	-	15,999	-
Other Financial Instruments^
Futures	313	-	-
Total	$608,022	$15,999	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio	41

Mid Cap Value Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term capital growth. Current income is a secondary objective.	Invest primarily in equity securities of mid-sized companies that are determined to be undervalued.	$344 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Mid Cap Value Portfolio (the “Portfolio”), has engaged American Century Investment Management, Inc. (“American Century”) to act as sub-adviser for the Portfolio. The Portfolio invests primarily in a diversified portfolio of equity securities of mid-sized companies that are determined to be undervalued at the time of purchase. In selecting securities, the Portfolio attempts to identify companies whose long-term earnings, cash flows and/or assets are not reflected in the current market price of their securities and hold each security until it has returned to favor in the market and the price has increased to, or is higher than a level the adviser believes more accurately reflects the fair value of the company.

Market Overview

Stocks recorded strong gains in 2013. As the Federal Reserve’s (the “Fed”) bond-buying programs continued, investors embraced risk, as evidenced by the outperformance of riskier asset classes such as high yield bonds and higher beta stocks. (Higher beta stocks are those with greater market risk.) Despite strong gains for riskier assets for the full year, the market did see periods of leadership change throughout the year. In May, the Fed suggested it might start tapering its asset purchases if economic conditions improved. Higher quality stocks came into favor and higher yielding assets, such as real estate investment trusts (REITs) and utilities, declined as interest rates edged up. In mid-August, stocks dropped sharply on positive economic data, which suggested the Fed might announce tapering as soon as September. In September, the Fed surprised the markets by making no changes to its stimulus programs. Lower quality, riskier stocks rallied and continued to outperform through the end of 2013. The U.S. economy showed new signs of strength and in December, the Fed announced it would begin modestly scaling back its asset purchases in January 2014. For 2013 overall, mid cap growth stocks outperformed mid cap value stocks, according to Russell Indices.

Portfolio Results

The Portfolio returned 30.24% for the twelve months ended December 31, 2013. By comparison, the Portfolio’s benchmark, the Russell® Midcap Value Index (the “Index”), returned 33.46%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Mid Cap Value Funds peer group for 2013 was 35.54%.

In the Energy sector, the Portfolio was hampered by investments in integrated oil and gas companies. A notable detractor was Imperial Oil, which the portfolio managers considered undervalued relative to its U.S. peers. This Canadian company was up less than 5% on flat oil prices and was unable to keep pace with the Energy sector’s strong advance. The portfolio managers continued to hold the stock as they believed Imperial would benefit from reduced spending on new projects and an increase in free-cash flow.

In the Telecommunication Services sector, an overweight position relative to the Index in CenturyLink dampened relative performance. This high yielding security underperformed during the reporting period as lower yielding assets outperformed. In addition, CenturyLink reported weaker-than-expected results, as its growth business was not ramping up as fast as expected and its legacy businesses contracted more quickly than expected.

The Materials sector was the source of top detractor Newmont Mining, a gold producer. A sharp drop in gold prices during 2013 seemed likely to negatively impact Newmont’s profitability and free-cash flow.

In the Financials sector, an underweight position in REITs contributed positively to relative returns. In general, valuation of REITs had appeared unattractive. REITs had benefited from the low interest rate and credit spread environment. As interest rates increased, the REITs industry underperformed. Specifically, the Portfolio benefited from an underweight position in health care REIT HCP and its lack of exposure to residential REIT AvalonBay Communities. An investment in Charles Schwab was advantageous. As interest rates increased, it seemed likely that Charles Schwab would regain earnings power as its net interest margin expands over time.

The Portfolio benefited from its underweight position in the Utilities sector, which was the weakest performing sector of the Index.

The Industrials sector supplied notable contributors Raytheon and Northrop Grumman. Despite government budget cuts, defense companies had generally maintained their profit margins and were returning free-cash flow to shareholders.

Forward currency exchange contracts were used to insulate the Portfolio’s foreign holdings from adverse currency movements.

Portfolio Manager Outlook

The following forward looking comments are the opinion of American Century, the Portfolio’s sub-adviser.

42	Mid Cap Value Portfolio

Mid Cap Value Portfolio (unaudited)

We continue to follow our disciplined, bottom-up process, selecting companies one at a time for the Portfolio. As of December 31, 2013, we see opportunity in the Consumer Staples, Health Care, Industrials and Energy sectors, reflected by the Portfolio’s overweight positions in these sectors relative to the Index. Fundamental analysis and valuation work have led to smaller relative weightings in Financials, Consumer Discretionary, Materials and Information Technology stocks.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2013
	1 Year	5 Years	10 Years
Mid Cap Value Portfolio	30.24%	17.40%	7.56%
Russell MidCap® Value Index	33.46%	21.16%	10.25%
Lipper® Variable Insurance Products (VIP) Mid Cap Value Funds Average	35.54%	21.17%	9.21%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/03. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investing in small and medium-sized companies involves a greater degree of risk than investing in large company stocks. The value of securities acquired in an IPO may rise or fall more rapidly than investments in more established issuers.

The Portfolio may invest in derivative instruments for cash management purposes or to hedge foreign currency exposure. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/13

Security Description	% of Net Assets
Republic Services, Inc.	3.3%
iShares Russell Midcap Value Index Fund	3.2%
Northern Trust Corp.	3.0%
Imperial Oil, Ltd.	2.8%
The ADT Corp.	2.0%
Applied Materials, Inc.	1.8%
Sysco Corp.	1.5%
Westar Energy, Inc.	1.5%
PNC Financial Services Group, Inc.	1.5%
Lowe’s Cos., Inc.	1.4%

Sector Allocation 12/31/13

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Mid Cap Value Portfolio	43

Mid Cap Value Portfolio

Schedule of Investments

December 31, 2013

	Domestic Common Stocks (89.9%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (5.9%)
	Autoliv, Inc.	15,541	1,427
*	Bed Bath & Beyond, Inc.	10,498	843
	Carnival Corp.	78,357	3,147
	CEC Entertainment, Inc.	37,418	1,657
	Coach, Inc.	18,088	1,015
	CST Brands, Inc.	32,699	1,201
	International Game Technology	132,604	2,408
	Lowe’s Cos., Inc.	98,360	4,874
	Target Corp.	60,116	3,803

	Total		20,375

	Consumer Staples (6.7%)
	Campbell Soup Co.	25,880	1,120
	ConAgra Foods, Inc.	57,720	1,945
	Dr. Pepper Snapple Group, Inc.	39,950	1,946
	General Mills, Inc.	41,363	2,065
	Hillshire Brands Co.	130,773	4,373
	Kellogg Co.	28,395	1,734
	Kraft Foods Group, Inc.	37,950	2,046
	Mondelez International, Inc.	73,993	2,612
	Sysco Corp.	143,977	5,198

	Total		23,039

	Energy (5.5%)
	Apache Corp.	54,062	4,646
*	Cameron International Corp.	33,849	2,015
	Devon Energy Corp.	56,891	3,520
	Murphy Oil Corp.	41,820	2,713
*	Southwestern Energy Co.	85,871	3,378
	Williams Partners LP	51,596	2,624

	Total		18,896

	Financials (23.7%)
	ACE, Ltd.	32,652	3,381
	Aflac, Inc.	17,620	1,177
	The Allstate Corp.	41,444	2,260
	Annaly Capital Management, Inc.	291,722	2,909
	Arthur J. Gallagher & Co.	39,960	1,875
	Capitol Federal Financial, Inc.	65,120	789
	Capstead Mortgage Corp.	71,220	860
	The Charles Schwab Corp.	35,963	935
	The Chubb Corp.	32,370	3,128
	Comerica, Inc.	42,663	2,028
	Commerce Bancshares, Inc.	84,049	3,775
	Corrections Corp. of America	105,714	3,390
	Cullen/Frost Bankers, Inc.	34,378	2,559
	Empire State Realty Trust, Inc.	111,046	1,699
	Federal Realty Investment Trust	12,180	1,235
	Franklin Resources, Inc.	43,076	2,487

	Domestic Common Stocks (89.9%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	HCC Insurance Holdings, Inc.	65,021	3,000
	KeyCorp	75,651	1,015
	LPL Financial Holdings, Inc.	49,530	2,329
	Marsh & McLennan Cos., Inc.	40,857	1,976
	MetLife, Inc.	23,030	1,242
	Northern Trust Corp.	165,473	10,241
	People’s United Financial, Inc.	273,503	4,135
	Piedmont Office Realty Trust, Inc. - Class A	221,029	3,652
	PNC Financial Services Group, Inc.	66,633	5,169
	Reinsurance Group of America, Inc.	47,758	3,697
	State Street Corp.	11,666	856
	SunTrust Banks, Inc.	67,832	2,497
	Symetra Financial Corp.	78,279	1,484
	The Travelers Cos., Inc.	15,366	1,391
	Unum Group	55,613	1,951
	Westamerica Bancorporation	44,911	2,536

	Total		81,658

	Health Care (12.1%)
	Agilent Technologies, Inc.	42,645	2,439
	Becton, Dickinson and Co.	17,212	1,902
*	Bio-Rad Laboratories, Inc. - Class A	13,350	1,650
*	Boston Scientific Corp.	171,497	2,061
*	CareFusion Corp.	99,211	3,951
	CIGNA Corp.	16,278	1,424
*	Hospira, Inc.	72,239	2,982
	Humana, Inc.	1,715	177
*	LifePoint Hospitals, Inc.	80,925	4,276
*	Mallinckrodt PLC	32,118	1,679
	Medtronic, Inc.	61,055	3,504
	Patterson Cos., Inc.	51,758	2,132
	Quest Diagnostics, Inc.	68,408	3,663
	STERIS Corp.	33,854	1,627
	Stryker Corp.	51,934	3,902
*	Varian Medical Systems, Inc.	12,640	982
	Zimmer Holdings, Inc.	34,408	3,206

	Total		41,557

	Industrials (13.0%)
	The ADT Corp.	173,618	7,026
	Brady Corp. - Class A	49,847	1,542
	General Dynamics Corp.	46,591	4,452
	Heartland Express, Inc.	133,714	2,623
	Northrop Grumman Corp.	13,961	1,600
	Regal-Beloit Corp.	23,365	1,722
	Republic Services, Inc.	337,859	11,217
	Rockwell Collins, Inc.	25,970	1,920
	Southwest Airlines Co.	119,858	2,258
	Stanley Black & Decker, Inc.	23,890	1,928
	Textron, Inc.	70,130	2,578
	Tyco International, Ltd.	91,270	3,746

The Accompanying Notes are an Integral Part of the Financial Statements.

44	Mid Cap Value Portfolio

Mid Cap Value Portfolio

	Domestic Common Stocks (89.9%)		Shares/ $ Par	Value $ (000’s)

	Industrials continued
	Waste Management, Inc.		36,113	1,620
	Woodward, Inc.		9,850	449

	Total			44,681

	Information Technology (9.0%)
	Analog Devices, Inc.		31,376	1,598
	Applied Materials, Inc.		348,799	6,170
	Harris Corp.		23,032	1,608
	KLA-Tencor Corp.		32,025	2,064
	Maxim Integrated Products, Inc.		94,942	2,650
	Microchip Technology, Inc.		37,724	1,688
	SanDisk Corp.		45,767	3,229
	TE Connectivity, Ltd.		53,187	2,931
*	Teradyne, Inc.		264,009	4,652
	Western Digital Corp.		50,809	4,263

	Total			30,853

	Materials (2.7%)
	Bemis Co., Inc.		50,149	2,054
	Newmont Mining Corp.		111,887	2,577
	Nucor Corp.		50,449	2,693
	Sonoco Products Co.		49,397	2,061

	Total			9,385

	Telecommunication Services (1.0%)
	CenturyLink, Inc.		106,947	3,406

	Total			3,406

	Utilities (10.3%)
	AGL Resources, Inc.		34,189	1,615
	Ameren Corp.		51,120	1,849
	Consolidated Edison, Inc.		59,880	3,310
	The Empire District Electric Co.		64,010	1,452
	Great Plains Energy, Inc.		175,335	4,250
	IDACORP, Inc.		5,576	289
	The Laclede Group, Inc.		57,128	2,602
	Northeast Utilities		37,153	1,575
	NorthWestern Corp.		36,830	1,596
	PG&E Corp.		62,339	2,511
	Portland General Electric Co.		59,839	1,807
	Southwest Gas Corp.		35,744	1,998
	Westar Energy, Inc.		160,893	5,176
	WGL Holdings, Inc.		42,810	1,715
	Xcel Energy, Inc.		130,933	3,658

	Total			35,403

	Total Common Stocks
	(Cost: $273,942)			309,253

	Foreign Common Stocks (4.0%)	Country

	Energy (2.8%)
	Imperial Oil, Ltd.	Canada	214,920	9,517

	Total			9,517

Foreign Common Stocks (4.0%)	Country	Shares/ $ Par	Value $ (000’s)

Industrials (0.8%)
Royal Philips Electronics NV	Netherlands	79,881	2,928

Total			2,928

Telecommunication Services (0.4%)
Rogers Communications, Inc. - Class B	Canada	28,059	1,270

Total			1,270

Total Foreign Common Stocks
(Cost: $12,457)			13,715

Investment Companies (3.2%)

Investment Companies (3.2%)
iShares Russell Midcap Value Index Fund		164,841	10,832

Total			10,832

Total Investment Companies
(Cost: $10,196)			10,832

Short-Term Investments (2.9%)

Money Market Funds (2.9%)
JPMorgan Money Market Fund		10,254,875	10,255

Total			10,255

Total Short-Term Investments
(Cost: $10,255)			10,255

Total Investments (100.0%)
(Cost: $306,753)(a)			344,055

Other Assets, Less
Liabilities (0.0%)			(122)

Net Assets (100.0%)			343,933

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Value Portfolio	45

Mid Cap Value Portfolio

*	Non-Income Producing

(a)	At December 31, 2013, the aggregate cost of securities for federal tax purposes (in thousands) was $308,906 and the net unrealized appreciation of investments based on that cost was $35,031 which is comprised of $40,730 aggregate gross unrealized appreciation and $5,699 aggregate gross unrealized depreciation.

(h)	Forward foreign currency contracts outstanding on December 31, 2013.

Type	Counterparty	Currency	Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	HSBC Bank USA	CAD	9,671	1/14	$-	$(66)	$(66)
Buy	HSBC Bank USA	CHF	394	1/14	1	-	1
Sell	HSBC Bank USA	CHF	394	1/14	-	(3)	(3)
Sell	HSBC Bank USA	EUR	1,795	1/14	-	(18)	(18)

					$1	$(87)	$(86)

CAD — Canadian Dollar

CHF — Swiss Franc

EUR — Euro

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2013. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$309,253	$-	$-
Foreign Common Stocks	13,715	-	-
Investment Companies	10,832	-	-
Short-Term Investments	10,255	-	-
Other Financial Instruments^
Forward Currency Contracts	-	1	-
Total Assets	$344,055	$1	$-
Liabilities:
Other Financial Instruments^
Forward Currency Contracts	$-	$(87)	$-
Total Liabilities	$-	$(87)	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

46	Mid Cap Value Portfolio

Small Cap Growth Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest primarily in common stocks of small capitalization companies.	$520 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Small Cap Growth Stock Portfolio (the “Portfolio”), has engaged Wellington Management Company, LLP (“Wellington”) to act as sub-adviser for the Portfolio. Wellington was appointed sub-adviser to the Portfolio effective July 1, 2013. Normally, the Portfolio invests in common stocks of small capitalization companies. The Portfolio’s investment process is derived from the observation that the quality and persistence of a company’s business is often not reflected in its current stock price. Central to the investment process is intense, fundamental research focused on uncovering companies with improving quality metrics, business momentum, and attractive relative valuations.

Market Overview

U.S. equities rose during the twelve-month period ended December 31, 2013, reaching another all-time high in December. News that reinforced the global economic recovery helped equities rally during the first quarter. Political gridlock in the U.S. was alleviated when lawmakers agreed to extend the $16.4 trillion debt ceiling for several months. However, a volatile second quarter produced mixed returns, as Federal Reserve (the “Fed”) tapering fears produced investor anxiety. The second half of the year began on a positive note in July, after Fed Chairman Ben Bernanke emphasized the need for a continued “highly accommodative monetary policy,” helping to quash the tapering fears that dominated the market in June. Despite the political turmoil in Washington during the period, stocks climbed on the heels of solid corporate earnings and an upward-trending housing market. The rally continued in November amid accommodative rhetoric from Fed Chairman nominee Janet Yellen. During her confirmation hearing before the Senate Banking Committee, Yellen eased the minds of many market participants with dovish testimony hinting that quantitative easing may persist for some time. In December, the year ended with an optimistic tone as investors cheered the elimination of two market overhangs: the timing of Fed tapering and the threat of another government shutdown in January.

Portfolio Results

The Portfolio returned 38.60% for the twelve months ended December 31, 2013. By comparison, the Portfolio’s benchmark, the Russell 2000® Growth Index (the “Index”), returned 43.30%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Small Cap Growth Funds peer group for 2013 was 42.26%.

As noted above, prior to July 1, 2013, the Portfolio was managed by Mason Street Advisors. With respect to the period prior to July 1, 2013, the Portfolio underperformed the Index due to stock selection in the Consumer Discretionary and Health Care sectors. Holdings in the specialty retail industry were the largest detractors from performance in the Consumer Discretionary sector. Chico’s FAS Inc., Ulta Salon Cosmetics & Fragrance Inc. and Stage Stores Inc. declined after reporting results below expectations. The Health Care sector was hurt by positioning in the biotechnology industry. The Portfolio’s lack of ownership of Isis Pharmaceuticals Inc. hurt performance after the company posted positive data on an experimental drug that helps reduce diabetes patient’s triglyceride levels. Biotech holding Pharmacyclics Inc. lagged the group and was a notable detractor from performance.

On the positive side, stock selection in the Energy and Financials sectors contributed to relative results during the first six months of the year.

The following attribution comments relate to the period July 1, 2013 through December 31, 2013, during which Wellington acted as the Portfolio’s sub-adviser.

During the July 1, 2013 through December 31, 2013 period, contributors to relative results included Ubiquiti Networks from the Information Technology sector and NPS Pharmaceuticals and DexCom from the Health Care sector. Shares of Ubiquiti Networks, a manufacturer and supplier of broadband wireless solutions worldwide, rose during the period after the firm reported better-than-expected quarterly revenue and earnings. Shares of NPS Pharmaceuticals, a U.S. based drug developer focused on creating and marketing “orphan drugs” for the treatment of rare diseases, rose during the period largely due to the approval and launch of the company’s Gattex drug. DexCom, a manufacturer and distributor of continuous glucose monitoring systems for diabetes management, saw its shares rise during the period after third quarter sales came in well above consensus expectations.

Detractors from relative results during the period included Model N from the Information Technology sector, Ignite Restaurant Group from the Consumer Discretionary sector and Elizabeth Arden from the Consumer Staples sector. Shares of Model N, a provider of revenue management solutions, fell as a result of a pre-announcement of disappointing quarterly and full fiscal year revenue expectations by the company. Ignite Restaurant Group, a restaurant brand, detracted from relative returns after the company released disappointing earnings results due to higher-than-expected losses in the Macaroni Grill business. Shares of Elizabeth Arden, a beauty products company, fell during the period after issuing guidance below analysts’ estimates for both the first quarter of 2014 and fiscal year 2014.

Small Cap Growth Stock Portfolio	47

Small Cap Growth Stock Portfolio (unaudited)

Portfolio Manager Outlook

The following forward looking comments are the opinion of Wellington, the Portfolio’s sub-adviser.

We believe the U.S. economy is poised for continued moderate growth, which is in line with consensus expectations at this point. Domestic real GDP and an influential manufacturing survey both point to a fairly healthy outlook, housing remains constructive, and the employment picture is grudgingly improving. We believe that the fiscal drag from last year should abate on a year over year basis and the Fed is likely to remain accommodative with a zero interest rate policy through 2014 and only modest tapering of bond buying throughout the year. In our view, disruption related to the Affordable Care Act, rising interest rates, and only average valuation support given the strong equity market this past year are the biggest domestic obstacles.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2013
	1 Year	5 Years	10 Years
Small Cap Growth Stock Portfolio	38.60%	19.48%	7.75%
Russell 2000® Growth Index	43.30%	22.58%	9.41%
Lipper® Variable Insurance Products (VIP) Small Cap Growth Funds Average	42.26%	22.48%	9.18%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/03. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Stocks of smaller or newer companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

The Portfolio may invest in exchange traded funds as a cash management strategy. Investing in ETFs may expose the Portfolio to greater risk of loss and price fluctuation than investing directly in a comparable portfolio of stocks due to lack of liquidity, the additional expenses incurred as a shareholder in another investment company, and tracking error.

Top 10 Equity Holdings 12/31/13

Security Description	% of Net Assets
iShares Russell 2000 Growth Index Fund	2.9%
Tyler Technologies, Inc.	1.4%
Tenneco, Inc.	1.4%
Plantronics, Inc.	1.2%
The Medicines Co.	1.1%
PolyOne Corp.	1.1%
Casey’s General Stores, Inc.	1.1%
Fair Isaac Corp.	1.1%
Manhattan Associates, Inc.	1.1%
Pier 1 Imports, Inc.	1.1%

Sector Allocation 12/31/13

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

48	Small Cap Growth Stock Portfolio

Small Cap Growth Stock Portfolio

Schedule of Investments

December 31, 2013

	Common Stocks (96.1%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (15.8%)
	Arctic Cat, Inc.	70,240	4,002
*	Bloomin’ Brands, Inc.	185,350	4,450
	Brinker International, Inc.	81,210	3,763
*	Buffalo Wild Wings, Inc.	34,440	5,070
	Core-Mark Holding Co., Inc.	65,400	4,966
	Dana Holding Corp.	185,360	3,637
*	Del Frisco’s Restaurant Group, Inc.	129,110	3,043
	DSW, Inc. - Class A	70,340	3,006
*	Fifth & Pacific Cos., Inc.	173,600	5,567
*	Five Below, Inc.	72,680	3,140
	Group 1 Automotive, Inc.	45,700	3,246
	HSN, Inc.	88,320	5,502
*	Ignite Restaurant Group, Inc.	151,435	1,893
*	Marriott Vacations Worldwide Corp.	85,470	4,509
	Pier 1 Imports, Inc.	241,815	5,581
	Sotheby’s	87,050	4,631
*	Steven Madden, Ltd.	143,860	5,264
*	Taylor Morrison Home Corp. - Class A	97,600	2,191
*	Tenneco, Inc.	123,750	7,001
*	Vince Holding Corp.	64,032	1,964

	Total		82,426

	Consumer Staples (3.4%)
	Casey’s General Stores, Inc.	82,100	5,767
*	Darling International, Inc.	164,300	3,431
*	Elizabeth Arden, Inc.	85,000	3,013
*	Natural Grocers by Vitamin Cottage, Inc.	51,516	2,187
*	TreeHouse Foods, Inc.	44,205	3,047

	Total		17,445

	Energy (4.6%)
*	Athlon Energy, Inc.	63,940	1,934
	Energy XXI (Bermuda), Ltd.	128,100	3,466
*	EPL Oil & Gas, Inc.	66,700	1,901
*	Jones Energy, Inc. - Class A	166,770	2,415
	PBF Energy, Inc.	92,780	2,919
*	Rex Energy Corp.	160,200	3,158
*	Rosetta Resources, Inc.	89,500	4,300
	SemGroup Corp.	55,900	3,646

	Total		23,739

	Financials (6.9%)
	Altisource Residential Corp.	66,460	2,001
	AMERISAFE, Inc.	72,400	3,058
	CoreSite Realty Corp.	73,500	2,366
*	DFC Global Corp.	30,976	355
	EverBank Financial Corp.	168,370	3,088
	First Merchants Corp.	136,380	3,104
	Flushing Financial Corp.	82,500	1,708
	Glimcher Realty Trust	184,410	1,726

	Common Stocks (96.1%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
*	HFF, Inc. - Class A	100,050	2,686
*	Portfolio Recovery Associates, Inc.	37,620	1,988
	Protective Life Corp.	59,300	3,004
	Ramco-Gershenson Properties Trust	110,800	1,744
*	Springleaf Holdings LLC	23,681	599
	Sunstone Hotel Investors, Inc.	227,200	3,044
	Umpqua Holdings Corp.	132,100	2,528
	Wintrust Financial Corp.	65,200	3,007

	Total		36,006

	Health Care (19.6%)
*	Acorda Therapeutics, Inc.	79,800	2,330
*	Agios Pharmaceuticals, Inc.	65,090	1,559
*	Alnylam Pharmaceuticals, Inc.	64,080	4,122
*	Anacor Pharmaceuticals, Inc.	134,646	2,259
	Atrion Corp.	8,954	2,653
*	Bruker Corp.	184,425	3,646
*	Cadence Pharmaceuticals, Inc.	249,600	2,259
*	CorVel Corp.	77,500	3,619
*	Cyberonics, Inc.	52,180	3,418
*	DexCom, Inc.	156,690	5,548
*	Durata Therapeutics, Inc.	138,790	1,775
*	Exelixis, Inc.	426,515	2,615
*	Globus Medical, Inc. - Class A	218,430	4,408
	HEALTHSOUTH Corp.	149,520	4,982
*	HeartWare International, Inc.	25,500	2,396
*	Hyperion Therapeutics, Inc.	84,500	1,709
*	ICU Medical, Inc.	51,710	3,294
*	ImmunoGen, Inc.	154,800	2,271
*	Infinity Pharmaceuticals, Inc.	110,180	1,522
*	The Medicines Co.	152,000	5,870
*	NPS Pharmaceuticals, Inc.	118,580	3,600
*	Omnicell, Inc.	21,300	544
*	PAREXEL International Corp.	89,000	4,021
*	Portola Pharmaceuticals, Inc.	68,500	1,764
*	Prestige Brands Holdings, Inc.	126,740	4,537
*	Puma Biotechnology, Inc.	26,165	2,709
*	Salix Pharmaceuticals, Ltd.	37,620	3,384
*	Team Health Holdings, Inc.	98,510	4,487
*	Tesaro, Inc.	68,400	1,932
	U.S. Physical Therapy, Inc.	109,600	3,864
*	Vascular Solutions, Inc.	176,064	4,076
*	WellCare Health Plans, Inc.	51,550	3,630

	Common Stocks (96.1%)	Shares/ $ Par	Value $ (000’s)

	Health Care continued
*	XenoPort, Inc.	204,800	1,178

	Total		101,981

	Industrials (17.0%)
	A.O. Smith Corp.	73,040	3,940
	AAON, Inc.	72,449	2,315
	Acuity Brands, Inc.	48,900	5,346
	Altra Holdings, Inc.	94,700	3,241
	Applied Industrial Technologies, Inc.	67,970	3,337
	Astronics Corp.	71,400	3,641
*	Avis Budget Group, Inc.	130,990	5,295
	AZZ, Inc.	66,400	3,244
	Celadon Group, Inc.	104,000	2,026
*	Chart Industries, Inc.	50,330	4,813
	Deluxe Corp.	91,290	4,764
*	Esterline Technologies Corp.	35,600	3,630
	Exponent, Inc.	59,928	4,641
	Franklin Electric Co., Inc.	15,780	704
*	GP Strategies Corp.	109,700	3,268
*	GrafTech International, Ltd.	194,490	2,184
	Heico Corp.	77,537	4,493
	Lennox International, Inc.	47,500	4,040
	Lindsay Corp.	30,500	2,524
	Marten Transport, Ltd.	105,000	2,120
*	Moog, Inc. - Class A	58,750	3,991
*	On Assignment, Inc.	111,300	3,887
	Sun Hydraulics Corp.	56,400	2,303
*	Teledyne Technologies, Inc.	47,780	4,389
*	TriMas Corp.	59,730	2,383
*	WageWorks, Inc.	35,200	2,092

	Total		88,611

	Information Technology (24.4%)
*	Aspen Technology, Inc.	126,470	5,286
	Belden, Inc.	33,650	2,371
*	Blackhawk Network Holdings, Inc.	65,290	1,649
*	Carbonite, Inc.	182,280	2,156
	Cass Information Systems, Inc.	77,810	5,240
	CDW Corp.	97,600	2,280
*	Coherent, Inc.	20,130	1,497
*	Cvent, Inc.	57,470	2,091
*	Demandware, Inc.	35,180	2,256
*	Ellie Mae, Inc.	83,970	2,256
*	Exlservice Holdings, Inc.	106,470	2,941
	Fair Isaac Corp.	90,420	5,682
	FEI Co.	61,625	5,507
*	Fleetmatics Group, Ltd.	85,430	3,695
*	GT Advance Technologies, Inc.	283,770	2,474
	Heartland Payment Systems, Inc.	106,910	5,328
*	Higher One Holdings, Inc.	136,450	1,332
*	Imperva, Inc.	56,700	2,729

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Growth Stock Portfolio	49

Small Cap Growth Stock Portfolio

	Common Stocks (96.1%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
	j2 Global, Inc.	106,690	5,336
*	Manhattan Associates, Inc.	47,530	5,584
*	Mitek Systems, Inc.	273,600	1,625
*	Model N, Inc.	131,530	1,551
*	Nanometrics, Inc.	81,600	1,554
*	NetScout Systems, Inc.	98,770	2,923
*	OpenTable, Inc.	68,240	5,416
*	Oplink Communications, Inc.	109,574	2,038
	Plantronics, Inc.	128,300	5,960
*	PTC, Inc.	141,700	5,015
*	Sapient Corp.	300,960	5,225
*	Silver Spring Networks, Inc.	96,300	2,022
	Solera Holdings, Inc.	38,110	2,697
*	SunEdison, Inc.	398,720	5,203
*	Tyler Technologies, Inc.	71,300	7,282
*	Ubiquiti Networks, Inc.	81,580	3,749
*	Ultratech, Inc.	99,580	2,888
*	WebMD Health Corp.	72,005	2,844
*	WEX, Inc.	13,900	1,377

	Total		127,059

	Materials (4.4%)
	Cabot Corp.	43,390	2,230
*	Graphic Packaging Holding Co.	435,540	4,181
*	Headwaters, Inc.	305,620	2,992
	Olin Corp.	71,100	2,051

	Common Stocks (96.1%)	Shares/ $ Par	Value $ (000’s)

	Materials continued
*	Omnova Solutions, Inc.	252,190	2,298
	PolyOne Corp.	164,290	5,808
	Silgan Holdings, Inc.	68,600	3,294

	Total		22,854

	Total Common Stocks
	(Cost: $426,189)		500,121

	Investment Companies (2.9%)

	Investment Companies (2.9%)
	iShares Russell 2000 Growth Index Fund	112,500	15,245

	Total		15,245

	Total Investment Companies
	(Cost: $13,553)		15,245

	Total Investments (99.0%)
	(Cost: $439,742)(a)		515,366

	Other Assets, Less
	Liabilities (1.0%)		5,126

	Net Assets (100.0%)		520,492

*	Non-Income Producing

(a)	At December 31, 2013, the aggregate cost of securities for federal tax purposes (in thousands) was $439,969 and the net unrealized appreciation of investments based on that cost was $75,397 which is comprised of $85,048 aggregate gross unrealized appreciation and $9,651 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2013. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$500,121	$-	$-
Investment Companies	15,245	-	-
Total	$515,366	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

50	Small Cap Growth Stock Portfolio

Index 600 Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P SmallCap 600® Index.	Invest in stocks that make up the S&P SmallCap 600® Index, holding each stock in approximately the same proportion as its weighting in the Index.	$123 million

Portfolio Overview

Mason Street Advisors, LLC is the investment adviser for the Index 600 Stock Portfolio (the “Portfolio”). The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in stocks that make up the S&P SmallCap 600® Index (“Index”), holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in exchange traded funds, swap agreements and, to a lesser extent, futures contracts for cash management purposes and to help achieve full replication.

Market Overview

The equity markets posted strong gains during 2013, outpacing the growth of corporate profits. Slow economic growth and mild inflation prompted the U.S. Federal Reserve (the “Fed”) to continue its bond purchasing program during 2013, although Fed policy contributed to uncertainty during the second half of the year. In May, the Fed discussed reducing bond purchases, which led to several months of volatility across the globe. In September, the Fed surprised investors by announcing the continuation of its bond purchasing. Markets rallied on the news, while improving economic growth late in the year increased investors’ optimism. In that environment, small cap stocks led the market, followed by shares of mid and large sized companies. For the year, returns for the S&P 500®, MidCap 400® and SmallCap 600® Indices were 32.39%, 33.50% and 41.31%, respectively.

Within the Index, all of the economic sectors posted positive returns. The Health Care sector led the rally, largely driven by solid performance in the pharmaceutical and health care technology industries. The Consumer Discretionary sector also rose, as the rebounding housing market contributed to rising consumer confidence and steady spending. The Information Technology sector was another bright spot, as large gains were spread across a wide variety of technology industries.

At the other end of the spectrum, the Telecommunications Services sector was a notable laggard on a relative basis, although the sector represented less than 1% of the fund. The Energy, Materials and Utilities sectors posted solid returns, but did not keep pace with the broader market Index. Meanwhile, the Financials sector, which was the largest sector in the Index, drove a large share of the Portfolio’s return while lagging the broader Index.

Portfolio Results

The Portfolio posted a total return of 40.67% in the twelve months ended December 31, 2013. That was in line with the 41.31% return of the Index. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) Portfolio performance slightly lagged the Index due to transaction costs, administrative expenses, cash flow effects and the costs associated with the use of exchange traded funds and other derivative instruments used to achieve full replication. The average return for the Portfolio’s peer group, Small Cap Core Funds, was 38.55% for 2013, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency. However, the Small Cap Core Funds peer group is not strictly comparable to the Portfolio because many of the funds in the group are actively managed.

Standard & Poor’s modifies the composition of the Index as companies go public or private, merge, divest or have major changes in market capitalization, as well as to better reflect the companies that are most representative of the composition of the U.S. economy. During 2013, there were 51 stocks added to the Index, and a like number of companies were eliminated. As the Portfolio seeks to track the performance and weightings of stocks in the Index, the portfolio managers made adjustments to the Portfolio’s holdings as the Index changed. The portfolio managers sought to make these adjustments in a way that minimized the cost and market impact of trading.

Index 600 Stock Portfolio	51

Index 600 Stock Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2013
	1 Year	5 Years	Since Inception*
Index 600 Stock Portfolio	40.67%	20.97%	8.03%
S&P SmallCap 600® Index	41.31%	21.37%	8.42%
Lipper® Variable Insurance Products (VIP) Small Cap Core Funds Average	38.55%	20.38%	–
*Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®”, “S&P SmallCap 600” and “Standard & Poor’s SmallCap 600” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual Life Insurance Company. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio.

Stocks of smaller or newer companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

The Portfolio may invest in exchange-traded funds and derivative instruments such as swap agreements and, to a lesser extent, futures contracts, for cash management purposes and to help achieve full replication. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/13

Security Description	% of Net Assets
iShares S&P SmallCap 600 Index Fund	3.3%
Align Technology, Inc.	0.5%
Fifth & Pacific Cos., Inc.	0.5%
FEI Co.	0.5%
The Toro Co.	0.5%
Financial Engines, Inc.	0.5%
Teledyne Technologies, Inc.	0.4%
West Pharmaceutical Services, Inc.	0.4%
Wolverine World Wide, Inc.	0.4%
PolyOne Corp.	0.4%

Sector Allocation 12/31/13

Sector Allocation is based on equities.

Sector Allocation and Top 10 Holdings are subject to change.

52	Index 600 Stock Portfolio

Index 600 Stock Portfolio

Schedule of Investments

December 31, 2013

	Common Stocks (89.1%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (14.4%)
*	Aeropostale, Inc.	12,484	113
*	American Public Education, Inc.	2,787	121
	Arctic Cat, Inc.	2,139	122
*	Barnes & Noble, Inc.	5,905	88
	Big 5 Sporting Goods Corp.	2,837	56
*	Biglari Holdings, Inc.	233	118
*	BJ’s Restaurants, Inc.	3,951	123
*	Blue Nile, Inc.	2,037	96
	Blyth, Inc.	1,350	15
*	Boyd Gaming Corp.	12,004	135
	Brown Shoe Co., Inc.	6,527	184
	The Buckle, Inc.	4,458	234
*	Buffalo Wild Wings, Inc.	2,987	440
	Callaway Golf Co.	11,855	100
	Capella Education Co.	1,754	117
*	Career Education Corp.	9,186	52
	The Cato Corp. - Class A	4,282	136
	CEC Entertainment, Inc.	2,624	116
*	The Children’s Place Retail Stores, Inc.	3,543	202
*	Christopher & Banks Corp.	5,791	49
	Cracker Barrel Old Country Store, Inc.	3,787	417
*	Crocs, Inc.	14,067	224
*	Digital Generation, Inc.	3,383	43
	DineEquity, Inc.	2,572	215
*	Dorman Products, Inc.	4,816	270
	Drew Industries, Inc.	3,474	178
*	The E.W. Scripps Co. - Class A	4,781	104
	Ethan Allen Interiors, Inc.	4,139	126
*	Fifth & Pacific Cos., Inc.	19,524	626
	The Finish Line, Inc. - Class A	7,813	220
*	Francesca’s Holdings Corp.	6,682	123
	Fred’s, Inc. - Class A	5,434	101
*	FTD Companies, Inc.	2,956	96
*	Genesco, Inc.	3,814	279
*	G-III Apparel Group, Ltd.	2,463	182
	Group 1 Automotive, Inc.	3,373	240
	Harte-Hanks, Inc.	6,964	54
	Haverty Furniture Cos., Inc.	3,187	100
*	Helen of Troy, Ltd.	4,791	237
*	Hibbett Sports, Inc.	4,133	278

	Common Stocks (89.1%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary continued
	Hillenbrand, Inc.	9,993	294
*	Iconix Brand Group, Inc.	8,204	326
	Interval Leisure Group, Inc.	6,295	194
*	iRobot Corp.	4,591	160
*	ITT Educational Services, Inc.	2,900	97
*	Jack in the Box, Inc.	6,777	339
	JAKKS Pacific, Inc.	2,732	18
*	Jos. A. Bank Clothiers, Inc.	4,452	244
*	Kirkland’s, Inc.	2,387	56
	La-Z-Boy, Inc.	8,340	259
	Lithia Motors, Inc. - Class A	3,583	249
*	Live Nation Entertainment, Inc.	22,506	445
*	Lumber Liquidators Holdings, Inc.	4,389	452
*	M/I Homes, Inc.	3,874	99
	The Marcus Corp.	2,883	39
*	MarineMax, Inc.	3,906	63
*	Marriott Vacations Worldwide Corp.	4,846	256
	The Men’s Wearhouse, Inc.	7,222	369
*	Meritage Homes Corp.	5,419	260
*	Monarch Casino & Resort, Inc.	1,546	31
	Monro Muffler Brake, Inc.	4,746	267
	Movado Group, Inc.	2,869	126
*	Multimedia Games Holding Co., Inc.	4,707	148
	Nutrisystem, Inc.	4,569	75
*	Outerwall, Inc.	4,408	297
	Oxford Industries, Inc.	2,296	185
	Papa John’s International, Inc.	5,072	230
*	The Pep Boys - Manny, Moe & Jack	8,446	103
*	Perry Ellis International, Inc.	1,970	31
	PetMed Express, Inc.	3,211	53
*	Pinnacle Entertainment, Inc.	9,416	245
	Pool Corp.	7,307	425
*	Quiksilver, Inc.	20,329	178
*	Red Robin Gourmet Burgers, Inc.	2,077	153
	Regis Corp.	6,938	101
*	Ruby Tuesday, Inc.	9,178	64
	Ruth’s Hospitality Group, Inc.	5,663	80
	The Ryland Group, Inc.	7,350	319

	Common Stocks (89.1%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary continued
	Scholastic Corp.	4,109	140
*	Select Comfort Corp.	8,787	185
*	Skechers U.S.A., Inc. - Class A	6,296	209
	Sonic Automotive, Inc. - Class A	5,447	133
*	Sonic Corp.	8,316	168
	Spartan Motors, Inc.	5,430	36
	Stage Stores, Inc.	5,054	112
	Standard Motor Products, Inc.	3,308	122
*	Standard Pacific Corp.	23,804	215
	Stein Mart, Inc.	4,462	60
*	Steven Madden, Ltd.	9,379	343
*	Strayer Education, Inc.	1,721	59
	Sturm, Ruger & Co., Inc.	3,077	225
	Superior Industries International, Inc.	3,719	77
	Texas Roadhouse, Inc.	9,537	265
*	Tuesday Morning Corp.	5,894	94
*	Universal Electronics, Inc.	2,474	94
	Universal Technical Institute, Inc.	3,371	47
*	Vitamin Shoppe, Inc.	4,837	252
*	VOXX International Corp.	3,128	52
*	Winnebago Industries, Inc.	4,434	122
	Wolverine World Wide, Inc.	15,999	543
*	Zale Corp.	5,225	82
*	Zumiez, Inc.	3,512	91

	Total		17,786

	Consumer Staples (3.1%)
*	Alliance One International, Inc.	13,039	40
	The Andersons, Inc.	2,796	249
*	Annie’s, Inc.	2,690	116
	B&G Foods, Inc.	8,501	288
*	The Boston Beer Co., Inc. - Class A	1,388	336
	Calavo Growers, Inc.	2,058	62
	Cal-Maine Foods, Inc.	2,377	143
	Casey’s General Stores, Inc.	6,121	430
*	Central Garden & Pet Co. - Class A	6,653	45
*	Darling International, Inc.	25,163	525
*	Diamond Foods, Inc.	3,289	85
	Inter Parfums, Inc.	2,695	97
	J & J Snack Foods Corp.	2,317	205

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio	53

Index 600 Stock Portfolio

	Common Stocks (89.1%)	Shares/ $ Par	Value $ (000’s)

	Consumer Staples continued
*	Medifast, Inc.	2,032	53
	Sanderson Farms, Inc.	3,221	233
*	Seneca Foods Corp. - Class A	1,128	36
	Snyder’s-Lance, Inc.	7,780	224
	Spartan Stores, Inc.	5,830	142
*	TreeHouse Foods, Inc.	5,792	399
	WD-40 Co.	2,282	170

	Total		3,878

	Energy (3.7%)
*	Approach Resources, Inc.	5,586	108
	Arch Coal, Inc.	33,765	150
*	Basic Energy Services, Inc.	4,229	67
	Bristow Group, Inc.	5,825	437
*	C&J Energy Services, Inc.	7,204	166
*	Carrizo Oil & Gas, Inc.	6,574	294
*	Cloud Peak Energy, Inc.	9,686	174
	Comstock Resources, Inc.	7,054	129
*	Contango Oil & Gas Co.	2,426	115
*	ERA Group, Inc.	2,987	92
*	Exterran Holdings, Inc.	9,326	319
*	Forest Oil Corp.	19,034	69
*	Geospace Technologies Corp.	2,060	195
	Green Plains Renewable Energy, Inc.	2,917	57
	Gulf Island Fabrication, Inc.	1,956	46
*	Hornbeck Offshore Services, Inc.	5,161	254
*	ION Geophysical Corp.	19,485	64
*	Matrix Service Co.	4,166	102
*	Newpark Resources, Inc.	13,897	171
*	Northern Oil and Gas, Inc.	9,044	136
*	PDC Energy, Inc.	5,671	302
*	Penn Virginia Corp.	8,412	79
*	PetroQuest Energy, Inc.	9,026	39
*	Pioneer Energy Services Corp.	9,935	80
*	SEACOR Holdings, Inc.	3,008	274
*	Stone Energy Corp.	7,952	275
*	Swift Energy Co.	6,903	93
*	Tesco Corp.	4,976	99
*	TETRA Technologies, Inc.	12,541	155

	Total		4,541

	Financials (19.2%)
	Acadia Realty Trust	8,836	219
	Agree Realty Corp.	2,369	69
	American Assets Trust, Inc.	5,469	172
	AMERISAFE, Inc.	2,943	124

	Common Stocks (89.1%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Associated Estates Realty Corp.	9,146	147
	Bank Mutual Corp.	6,869	48
	Bank of the Ozarks, Inc.	5,137	291
	Banner Corp.	3,103	139
	BBCN Bancorp, Inc.	12,608	209
*	BofI Holding, Inc.	1,917	150
	Boston Private Financial Holdings, Inc.	12,697	160
	Brookline Bancorp, Inc.	11,180	107
	Calamos Asset Management, Inc.	3,037	36
	Capstead Mortgage Corp.	15,233	184
	Cardinal Financial Corp.	4,817	87
	Cash America International, Inc.	4,470	171
	Cedar Realty Trust, Inc.	9,888	62
	City Holding Co.	2,502	116
	Columbia Banking System, Inc.	8,155	224
	Community Bank System, Inc.	6,419	255
	CoreSite Realty Corp.	3,401	109
	Cousins Properties, Inc.	28,056	289
	CVB Financial Corp.	14,898	254
	DiamondRock Hospitality Co.	31,092	359
	Dime Community Bancshares	4,657	79
	EastGroup Properties, Inc.	4,871	282
*	eHealth, Inc.	2,962	138
	Employers Holdings, Inc.	4,964	157
*	Encore Capital Group, Inc.	3,720	187
	EPR Properties	8,216	404
	Evercore Partners, Inc.	5,219	312
*	EZCORP, Inc. - Class A	8,639	101
	F.N.B. Corp.	25,269	319
	Financial Engines, Inc.	8,018	557
*	First BanCorp.	15,809	98
*	First Cash Financial Services, Inc.	4,597	284
	First Commonwealth Financial Corp.	15,197	134
	First Financial Bancorp.	9,170	160
	First Financial Bankshares, Inc.	4,832	320
	First Midwest Bancorp, Inc.	11,941	209
*	Forestar Group, Inc.	5,527	118
	Franklin Street Properties Corp.	13,864	166
	FXCM, Inc. - Class A	5,744	102
	The GEO Group, Inc.	11,461	369
	Getty Realty Corp.	4,250	78
	Glacier Bancorp, Inc.	11,822	352
	Government Properties Income Trust	8,704	216

	Common Stocks (89.1%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
*	Green Dot Corp. - Class A	3,446	87
	Hanmi Financial Corp.	5,051	111
	HCI Group, Inc.	1,609	86
	Healthcare Realty Trust, Inc.	15,250	325
*	HFF, Inc. - Class A	5,273	142
	Home BancShares, Inc.	7,552	282
	Horace Mann Educators Corp.	6,414	202
	Independent Bank Corp.	3,654	143
	Infinity Property & Casualty Corp.	1,827	131
	Inland Real Estate Corp.	13,320	140
	Interactive Brokers Group, Inc. - Class A	7,949	193
*	Investment Technology Group, Inc.	5,771	119
	Kite Realty Group Trust	20,782	137
	LaSalle Hotel Properties	16,536	510
	Lexington Realty Trust	32,326	330
	LTC Properties, Inc.	5,528	196
	MarketAxess Holdings, Inc.	5,985	400
	MB Financial, Inc.	8,742	281
	Meadowbrook Insurance Group, Inc.	7,380	51
	Medical Properties Trust, Inc.	25,700	314
	National Penn Bancshares, Inc.	18,545	210
*	The Navigators Group, Inc.	1,688	107
	NBT Bancorp, Inc.	6,890	178
	Northwest Bancshares, Inc.	14,982	221
	Old National Bancorp	16,016	246
	Oritani Financial Corp.	6,249	100
	PacWest Bancorp	6,133	259
	Parkway Properties, Inc.	9,634	186
	Pennsylvania Real Estate Investment Trust	10,848	206
	Pinnacle Financial Partners, Inc.	5,255	171
*	Piper Jaffray Cos., Inc.	2,530	100
*	Portfolio Recovery Associates, Inc.	7,913	418
	Post Properties, Inc.	8,620	390
	PrivateBancorp, Inc.	10,380	300
	ProAssurance Corp.	9,810	476
	Prospect Capital Corp.	45,599	512
	Provident Financial Services, Inc.	8,479	164
	PS Business Parks, Inc.	3,179	243
	RLI Corp.	2,729	266
	S&T Bancorp, Inc.	4,730	120
	Sabra Health Care REIT, Inc.	6,026	158
	Safety Insurance Group, Inc.	2,032	114
	Saul Centers, Inc.	2,022	97

The Accompanying Notes are an Integral Part of the Financial Statements.

54	Index 600 Stock Portfolio

Index 600 Stock Portfolio

	Common Stocks (89.1%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Selective Insurance Group, Inc.	8,872	240
	Simmons First National Corp. - Class A	2,577	96
	Sovran Self Storage, Inc.	5,092	332
	Sterling Bancorp/DE	12,540	168
	Stewart Information Services Corp.	3,328	107
*	Stifel Financial Corp.	9,378	449
	Susquehanna Bancshares, Inc.	29,782	382
*	SWS Group, Inc.	4,621	28
	Tanger Factory Outlet Centers, Inc.	15,028	481
*	Taylor Capital Group, Inc.	2,426	65
*	Texas Capital Bancshares, Inc.	6,519	406
	Tompkins Financial Corp.	1,872	96
	Tower Group International, Ltd.	6,212	21
	TrustCo Bank Corp. NY	15,024	108
	UMB Financial Corp.	5,961	383
	Umpqua Holdings Corp.	17,803	341
	United Bankshares, Inc.	7,297	230
*	United Community Banks, Inc.	6,143	109
	United Fire Group, Inc.	3,435	98
	Universal Health Realty Income Trust	2,020	81
	Urstadt Biddle Properties, Inc. - Class A	4,040	75
	ViewPoint Financial Group	5,719	157
*	Virtus Investment Partners, Inc.	1,115	223
	Wilshire Bancorp, Inc.	10,793	118
	Wintrust Financial Corp.	6,352	293
*	World Acceptance Corp.	1,717	150

	Total		23,782

	Health Care (10.2%)
*	Abaxis, Inc.	3,330	133
*	ABIOMED, Inc.	5,585	149
*	Acorda Therapeutics, Inc.	6,565	192
*	Affymetrix, Inc.	11,439	98
*	Air Methods Corp.	5,589	326
*	Akorn, Inc.	11,342	279
*	Align Technology, Inc.	11,243	642
*	Almost Family, Inc.	1,332	43
*	Amedisys, Inc.	5,163	75
*	AMN Healthcare Services, Inc.	7,318	108
*	AmSurg Corp.	5,126	235
	Analogic Corp.	1,976	175
*	Anika Therapeutics, Inc.	1,803	69
*	ArQule, Inc.	8,677	19

	Common Stocks (89.1%)	Shares/ $ Par	Value $ (000’s)

	Health Care continued
*	Bio-Reference Laboratories, Inc.	3,917	100
*	Cambrex Corp.	4,811	86
	Cantel Medical Corp.	5,300	180
*	Centene Corp.	8,712	514
	Chemed Corp.	2,805	215
	Computer Programs and Systems, Inc.	1,668	103
	CONMED Corp.	4,392	187
*	CorVel Corp.	1,798	84
*	Cross Country Healthcare, Inc.	4,302	43
	CryoLife, Inc.	3,953	44
*	Cyberonics, Inc.	3,914	256
*	Cynosure, Inc. - Class A	3,099	83
*	Emergent Biosolutions, Inc.	4,570	105
	Ensign Group, Inc.	3,115	138
*	Gentiva Health Services, Inc.	4,557	56
*	Greatbatch, Inc.	3,839	170
*	Haemonetics Corp.	8,196	345
*	Hanger, Inc.	5,530	217
*	HealthStream, Inc.	3,252	107
*	Healthways, Inc.	5,577	86
*	Hi-Tech Pharmacal Co., Inc.	1,754	76
*	ICU Medical, Inc.	2,086	133
*	Impax Laboratories, Inc.	10,289	259
*	Integra LifeSciences Holdings	3,732	178
	Invacare Corp.	4,582	106
*	IPC The Hospitalist Co.	2,692	160
	Kindred Healthcare, Inc.	8,619	170
	Landauer, Inc.	1,515	80
*	LHC Group, Inc.	1,932	46
*	Ligand Pharmaceuticals, Inc. - Class B	3,246	171
*	Luminex Corp.	5,927	115
*	Magellan Health Services, Inc.	4,305	258
*	The Medicines Co.	10,167	393
*	Medidata Solutions, Inc.	8,001	485
	Meridian Bioscience, Inc.	6,604	175
*	Merit Medical Systems, Inc.	6,459	102
*	Molina Healthcare, Inc.	4,513	157
*	Momenta Pharmaceuticals, Inc.	7,320	129
*	MWI Veterinary Supply, Inc.	2,044	349
*	Natus Medical, Inc.	4,433	100
*	Neogen Corp.	5,798	265
*	NuVasive, Inc.	7,097	229
*	Omnicell, Inc.	5,665	145
*	PAREXEL International Corp.	8,988	406
*	PharMerica Corp.	4,681	101

	Common Stocks (89.1%)	Shares/ $ Par	Value $ (000’s)

	Health Care continued
*	Prestige Brands Holdings, Inc.	8,226	294
	Quality Systems, Inc.	6,981	147
	Questcor Pharmaceuticals, Inc.	8,893	484
*	Spectrum Pharmaceuticals, Inc.	8,535	75
*	SurModics, Inc.	2,270	55
*	Symmetry Medical, Inc.	5,925	60
*	ViroPharma, Inc.	10,162	507
	West Pharmaceutical Services, Inc.	11,108	545

	Total		12,617

	Industrials (13.1%)
	AAON, Inc.	4,442	142
	AAR Corp.	6,296	176
	ABM Industries, Inc.	8,156	233
	Actuant Corp. - Class A	11,618	426
*	Aegion Corp.	6,104	134
*	Aerovironment, Inc.	3,142	92
	Albany International Corp. - Class A	4,488	161
	Allegiant Travel Co.	2,335	246
	American Science and Engineering, Inc.	1,248	90
*	American Woodmark Corp.	1,910	76
	Apogee Enterprises, Inc.	4,579	164
	Applied Industrial Technologies, Inc.	6,707	329
	Arkansas Best Corp.	3,847	130
	Astec Industries, Inc.	2,981	115
*	Atlas Air Worldwide Holdings, Inc.	3,983	164
	AZZ, Inc.	4,056	198
	Barnes Group, Inc.	7,300	280
	Brady Corp. - Class A	7,465	231
	Briggs & Stratton Corp.	7,546	164
	CDI Corp.	2,294	43
	CIRCOR International, Inc.	2,798	226
	Comfort Systems USA, Inc.	5,942	115
*	Consolidated Graphics, Inc.	1,279	86
	Cubic Corp.	3,323	175
	Curtiss-Wright Corp.	7,534	469
*	DXP Enterprises, Inc.	1,652	190
*	Dycom Industries, Inc.	5,369	149
	EMCOR Group, Inc.	10,678	453
	Encore Wire Corp.	2,962	161
	EnerSys	7,540	529
*	Engility Holdings, Inc.	2,741	92
*	EnPro Industries, Inc.	3,332	192
	ESCO Technologies, Inc.	4,213	144
	Exponent, Inc.	2,084	161
*	Federal Signal Corp.	9,969	146
	Forward Air Corp.	4,870	214

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio	55

Index 600 Stock Portfolio

	Common Stocks (89.1%)	Shares/ $ Par	Value $ (000’s)

	Industrials continued
	Franklin Electric Co., Inc.	6,214	277
	G & K Services, Inc. - Class A	3,151	196
*	GenCorp, Inc.	9,719	175
*	Gibraltar Industries, Inc.	4,590	85
	Griffon Corp.	7,041	93
	Healthcare Services Group, Inc.	11,103	315
	Heartland Express, Inc.	7,692	151
	Heidrick & Struggles International, Inc.	2,564	52
*	Hub Group, Inc. - Class A	5,568	222
*	II-VI, Inc.	8,656	152
	Insperity, Inc.	3,620	131
	Interface, Inc.	9,278	204
	John Bean Technologies Corp.	4,330	127
	Kaman Corp.	4,314	171
	Kelly Services, Inc. - Class A	4,337	108
	Knight Transportation, Inc.	9,553	175
*	Korn/Ferry International	7,869	206
	Lindsay Corp.	2,048	170
*	Lydall, Inc.	2,671	47
*	Mobile Mini, Inc.	6,479	267
*	Moog, Inc. - Class A	7,216	490
	Mueller Industries, Inc.	4,497	283
*	National Presto Industries, Inc.	779	63
*	Navigant Consulting, Inc.	7,869	151
*	On Assignment, Inc.	7,365	257
*	Orbital Sciences Corp.	9,616	224
*	Orion Marine Group, Inc.	4,350	52
	Powell Industries, Inc.	1,466	98
	Quanex Building Products Corp.	5,896	117
	Resources Connection, Inc.	6,319	91
*	Saia, Inc.	3,885	125
	Simpson Manufacturing Co., Inc.	6,466	238
	SkyWest, Inc.	8,148	121
	Standex International Corp.	2,031	128
*	Teledyne Technologies, Inc.	5,968	548
	Tennant Co.	2,938	199
*	Tetra Tech, Inc.	10,206	286
	Titan International, Inc.	8,518	153
	The Toro Co.	9,091	578
*	TrueBlue, Inc.	6,530	168
	UniFirst Corp.	2,418	259
	United Stationers, Inc.	6,350	291
	Universal Forest Products, Inc.	3,165	165

	Common Stocks (89.1%)	Shares/ $ Par	Value $ (000’s)

	Industrials continued
	Viad Corp.	3,234	90
*	Vicor Corp.	2,881	39
*	WageWorks, Inc.	4,732	281
	Watts Water Technologies, Inc. - Class A	4,548	281

	Total		16,196

	Information Technology (16.5%)
*	Advanced Energy Industries, Inc.	5,851	134
*	Agilysys, Inc.	2,247	31
	Anixter International, Inc.	4,244	381
*	ARRIS Group, Inc.	18,259	445
*	ATMI, Inc.	5,065	153
*	Avid Technology, Inc.	4,953	40
	Badger Meter, Inc.	2,287	125
	Bel Fuse, Inc. - Class B	1,577	34
	Belden, Inc.	6,912	487
*	Benchmark Electronics, Inc.	8,591	198
	Black Box Corp.	2,528	75
	Blackbaud, Inc.	7,283	274
*	Blucora, Inc.	6,553	191
*	Bottomline Technologies, Inc.	5,852	212
	Brooks Automation, Inc.	10,590	111
*	Cabot Microelectronics Corp.	3,751	171
*	CACI International, Inc. - Class A	3,726	273
*	CalAmp Corp.	5,302	148
*	Cardtronics, Inc.	7,158	311
*	CEVA, Inc.	3,497	53
*	Checkpoint Systems, Inc.	6,591	104
*	CIBER, Inc.	10,681	44
*	Cirrus Logic, Inc.	10,100	206
*	Cognex Corp.	13,189	504
*	Coherent, Inc.	3,947	294
	Cohu, Inc.	3,690	39
*	comScore, Inc.	5,280	151
	Comtech Telecommunications Corp.	2,544	80
	CSG Systems International, Inc.	5,383	158
	CTS Corp.	5,359	107
	Daktronics, Inc.	6,078	95
*	Dealertrack Holdings, Inc.	6,982	336
*	Dice Holdings, Inc.	6,093	44
*	Digi International, Inc.	4,095	50
*	Digital River, Inc.	4,515	84
*	Diodes, Inc.	5,789	136
*	DSP Group, Inc.	3,589	35
*	DTS, Inc.	2,861	69
	Ebix, Inc.	5,076	75

	Common Stocks (89.1%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
	Electro Scientific Industries, Inc.	4,058	42
*	Electronics for Imaging, Inc.	7,482	290
*	Entropic Communications, Inc.	14,516	68
	EPIQ Systems, Inc.	4,810	78
*	Exar Corp.	7,557	89
*	Exlservice Holdings, Inc.	4,924	136
*	FARO Technologies, Inc.	2,722	159
	FEI Co.	6,642	594
	Forrester Research, Inc.	2,005	77
(n)*	Gerber Scientific, Inc.	2,359	-
*	GT Advance Technologies, Inc.	21,072	184
*	Harmonic, Inc.	16,035	118
	Heartland Payment Systems, Inc.	5,865	292
*	Higher One Holdings, Inc.	5,161	50
*	Hittite Microwave Corp.	5,014	309
*	iGATE Corp.	4,638	186
*	Insight Enterprises, Inc.	6,734	153
*	Interactive Intelligence Group	2,509	169
*	Intevac, Inc.	3,818	28
*	Ixia	8,964	119
	j2 Global, Inc.	6,972	349
*	Kopin Corp.	9,720	41
*	Kulicke and Soffa Industries, Inc.	12,084	161
*	Liquidity Services, Inc.	4,090	93
	Littelfuse, Inc.	3,563	331
*	LivePerson, Inc.	7,836	116
*	LogMeIn, Inc.	3,621	121
*	Manhattan Associates, Inc.	3,055	359
	MAXIMUS, Inc.	10,902	480
*	Measurement Specialties, Inc.	2,398	146
*	Mercury Systems, Inc.	5,295	58
	Methode Electronics, Inc.	5,649	193
	Micrel, Inc.	7,256	72
*	Microsemi Corp.	14,947	373
*	MicroStrategy, Inc. - Class A	1,438	179
	MKS Instruments, Inc.	8,466	253
*	Monolithic Power Systems	5,530	192
	Monotype Imaging Holdings, Inc.	6,206	198
*	Monster Worldwide, Inc.	16,681	119
	MTS Systems Corp.	2,443	174
*	Nanometrics, Inc.	3,528	67
*	NETGEAR, Inc.	6,165	203
*	NetScout Systems, Inc.	5,945	176

The Accompanying Notes are an Integral Part of the Financial Statements.

56	Index 600 Stock Portfolio

Index 600 Stock Portfolio

	Common Stocks (89.1%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	Newport Corp.	6,226	112
	NIC, Inc.	9,511	237
*	OpenTable, Inc.	3,701	294
*	Oplink Communications, Inc.	2,859	53
*	OSI Systems, Inc.	2,998	159
	Park Electrochemical Corp.	3,317	95
	PC-Tel, Inc.	2,771	27
*	Perficient, Inc.	5,254	123
*	Pericom Semiconductor Corp.	3,295	29
*	Plexus Corp.	5,376	233
	Power Integrations, Inc.	4,760	266
*	Procera Networks, Inc.	3,281	49
*	Progress Software Corp.	8,258	213
*	QLogic Corp.	13,797	163
*	QuinStreet, Inc.	4,555	40
*	Rofin-Sinar Technologies, Inc.	4,476	121
*	Rogers Corp.	2,819	173
*	Rubicon Technology, Inc.	2,811	28
*	Rudolph Technologies, Inc.	5,240	62
*	Sanmina Corp.	13,396	224
*	ScanSource, Inc.	4,475	190
*	Sigma Designs, Inc.	4,949	23
*	Stamps.com, Inc.	2,330	98
*	Super Micro Computer, Inc.	5,169	89
*	Supertex, Inc.	1,635	41
*	Sykes Enterprises, Inc.	6,226	136
*	Synaptics, Inc.	5,263	273
*	Synchronoss Technologies, Inc.	4,835	150
*	SYNNEX Corp.	4,188	282
*	Take-Two Interactive Software, Inc.	14,673	255
*	Tangoe, Inc.	5,414	97
*	TeleTech Holdings, Inc.	3,048	73
	Tessera Technologies, Inc.	7,778	153
*	TriQuint Semiconductor, Inc.	25,546	213
*	TTM Technologies, Inc.	8,676	74
*	Tyler Technologies, Inc.	4,513	461
*	Ultratech, Inc.	4,426	128
*	VASCO Data Security International, Inc.	4,646	36
*	Veeco Instruments, Inc.	6,242	205
*	ViaSat, Inc.	6,670	418
*	Virtusa Corp.	3,748	143
*	XO Group, Inc.	3,950	59

	Total		20,351

	Materials (5.4%)
	A. Schulman, Inc.	4,632	163
*	A.M. Castle & Co.	2,712	40
*	AK Steel Holding Corp.	21,686	178

	Common Stocks (89.1%)	Shares/ $ Par	Value $ (000’s)

	Materials continued
	AMCOL International Corp.	3,974	135
	American Vanguard Corp.	3,966	96
	Balchem Corp.	4,795	281
*	Calgon Carbon Corp.	8,685	179
*	Century Aluminum Co.	8,181	86
*	Clearwater Paper Corp.	3,350	176
	Deltic Timber Corp.	1,775	121
*	Flotek Industries, Inc.	7,229	145
	FutureFuel Corp.	3,585	57
	Globe Specialty Metals, Inc.	10,302	186
	H.B. Fuller Co.	7,995	416
	Hawkins, Inc.	1,501	56
	Haynes International, Inc.	1,962	108
*	Headwaters, Inc.	11,631	114
	Innophos Holdings, Inc.	3,497	170
	Kaiser Aluminum Corp.	2,984	210
*	KapStone Paper & Packaging Corp.	6,379	356
	Koppers Holdings, Inc.	3,234	148
*	Kraton Performance Polymers, Inc.	5,174	119
*	LSB Industries, Inc.	3,045	125
	Materion Corp.	3,280	101
	Myers Industries, Inc.	4,256	90
	Neenah Paper, Inc.	2,577	110
	Olympic Steel, Inc.	1,447	42
*	OM Group, Inc.	5,087	185
	P.H. Glatfelter Co.	6,883	190
	PolyOne Corp.	15,308	541
	Quaker Chemical Corp.	2,098	162
*	RTI International Metals, Inc.	4,860	166
	Schweitzer-Mauduit International, Inc.	4,994	257
	Stepan Co.	3,018	198
*	Stillwater Mining Co.	18,979	234
*	SunCoke Energy, Inc.	11,067	252
*	Texas Industries, Inc.	3,413	235
	Tredegar Corp.	4,005	115
	Wausau Paper Corp.	7,865	100
	Zep, Inc.	3,629	66

	Total		6,709

	Telecommunication Services (0.4%)
	Atlantic Tele-Network, Inc.	1,579	89
*	Cbeyond, Inc.	4,460	31
*	Cincinnati Bell, Inc.	33,090	118
*	General Communication, Inc. - Class A	4,891	54
	Lumos Networks Corp.	2,837	60
	NTELOS Holdings Corp.	2,429	49
	USA Mobility, Inc.	3,444	49

	Total		450

Common Stocks (89.1%)	Shares/ $ Par	Value $ (000’s)

Utilities (3.1%)
ALLETE, Inc.	5,896	294
American States Water Co.	6,158	177
Avista Corp.	9,549	269
El Paso Electric Co.	6,423	226
The Laclede Group, Inc.	4,839	220
New Jersey Resources Corp.	6,685	309
Northwest Natural Gas Co.	4,295	184
NorthWestern Corp.	6,118	265
Piedmont Natural Gas Co., Inc.	12,077	401
South Jersey Industries, Inc.	5,123	287
Southwest Gas Corp.	7,373	412
UIL Holdings Corp.	8,981	348
UNS Energy Corp.	6,607	395

Total		3,787

Total Common Stocks
(Cost: $79,123)		110,097

Investment Companies (3.3%)

Investment Companies (3.3%)
iShares S&P SmallCap 600 Index Fund	37,267	4,070

Total		4,070

Total Investment Companies
(Cost: $4,034)		4,070

Short-Term Investments (7.4%)
Commercial Paper (7.4%)
Federal Home Loan Bank, 0.06%, 2/28/14	4,000,000	4,000
Federal Home Loan Bank, 0.09%, 3/26/14	3,000,000	2,999
Federal National Mortgage Association, 0.07%, 3/5/14	2,100,000	2,100

Total		9,099

Total Short-Term Investments
(Cost: $9,099)		9,099

Total Investments (99.8%)
(Cost: $92,256)(a)		123,266

Other Assets, Less
Liabilities (0.2%)		221

Net Assets (100.0%)		123,487

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio	57

Index 600 Stock Portfolio

*	Non-Income Producing

(a)	At December 31, 2013, the aggregate cost of securities for federal tax purposes (in thousands) was $92,587 and the net unrealized appreciation of investments based on that cost was $30,679 which is comprised of $32,945 aggregate gross unrealized appreciation and $2,266 aggregate gross unrealized depreciation.

(j)	Swap agreements outstanding on December 31, 2013.

Total Return Swaps

Reference Entity	Counterparty	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
S&P SmallCap 600 Index	JPMorgan Chase Bank, N.A.	1-Month Usd Libor - 6 Bps	S&P SmallCap 600 Index	5/14	9,053	$-

						$-

(n)	Security valued in good faith by the Board of Directors.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2013. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$110,097	$-	$-
Investment Companies	4,070	-	-
Short-Term Investments	-	9,099	-
Other Financial Instruments^
Total Return Swaps	-	-	-
Total	$114,167	$9,099	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

58	Index 600 Stock Portfolio

Small Cap Value Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest primarily in common stocks of small-sized companies believed to be undervalued.	$577 million

Portfolio Overview

Mason Street Advisors, LLC the investment adviser for the Small Cap Value Portfolio (“the Portfolio”), has engaged T. Rowe Price Associates, Inc. (“T. Rowe Price”) to act as sub-adviser for the Portfolio. Normally, the Portfolio primarily invests in common stocks of companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000® Index at the time of purchase. Reflecting a value approach to investing, the Portfolio will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises.

Market Overview

Major U.S. stock markets generated excellent returns in 2013. As the year began, decent employment gains and the Federal Reserve’s (the “Fed”) quantitative easing program helped offset concerns that federal tax increases and automatic-spending cuts might derail the U.S. economic recovery. Equities fell in May on indications the Fed would slow monthly asset purchases, but rallied in September when the slowdown was unexpectedly delayed. Equities shrugged off a federal government shutdown and debt ceiling showdown in October. The Federal Reserve’s mid-December announcement that it would begin to curtail asset purchases in January was well received. The Fed assured investors that smaller bond purchases would continue to provide stimulus by suppressing long-term interest rates. As measured by various Russell indices, small cap stocks posted the biggest annual gains, followed by mid and large caps, while growth stocks outperformed value stocks across all market capitalizations.

Portfolio Results

The Portfolio returned 31.76% for the twelve months ended December 31, 2013. By comparison, the Portfolio’s benchmark, the Russell 2000® Value Index (the “Index”), returned 34.52%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Small Cap Value Funds peer group for 2013 was 36.37%.

The Materials sector weighed on performance relative to the Index due to stock selection and an overweight position. The metals and mining industry detracted as spot gold prices plummeted, affecting two holdings—Royal Gold and Franco-Nevada—that own gold royalties.

The Portfolio’s selection of Industrials and Business Services stocks underperformed their counterparts within the Index. A notable detractor was Landstar System, a trucking service that contracts trucking capacity via agreements with independent truckers and brokerage carriers. The stock had a gain for the year but lagged the broader sector. Landstar System continued to be a major holding in the Portfolio, as its ability to leverage its scalable information technology platform to support its trucking network was expected to provide substantial growth over the longer-term.

Specialty retailer Aaron’s, which uses a lease ownership model to sell consumer electronics, computers, residential furniture, and household appliances and accessories, weighed on results in the Consumer Discretionary sector. Aaron’s same-store customer growth targets fell short of lowered expectations and management guided toward lackluster expectations in the most recent earnings release.

Commercial banks, notably Home Bancshares, contributed to relative performance for the Portfolio in the Financials sector. Home Bancshares, a bank holding company for Centennial Bank, which offers commercial and retail banking services in Arkansas, Florida, and Alabama, had become the second largest bank in Arkansas by deposit share following a recent acquisition. Home Bancshares’ performance over the year benefited from improving margins and stable loan growth.

Southwest Gas helped the Portfolio to outperform the Index in the Utilities sector. The company purchases, distributes, and transports natural gas to customers in Arizona, California, and Nevada. The stock performed well after a recent management change and an improved pay incentive structure that focused on the long-term.

Sector allocation aided relative results as well versus the Index, especially underweight positions in the Financials and Utilities sectors, and overweight positions in the Consumer Discretionary and Industrials and Business Services sectors.

Portfolio Manager Outlook

The following forward looking comments are the opinion of T. Rowe Price, the Portfolio’s sub-adviser.

We are cautiously optimistic about U.S. equities due to strong corporate fundamentals and supportive economic data. We view improving housing figures and employment trends as signs of strength in the ongoing economic recovery. Monetary conditions are expected to remain accommodative throughout most of 2014. The small-cap market has appeared frothy in recent months, most notably in the initial public offering (IPO) market. In light of the very strong 2013 gains by small cap stocks, valuations appear quite high by many historical standards. We have become somewhat more defensive by focusing on

Small Cap Value Portfolio	59

Small Cap Value Portfolio

stocks with more compelling valuations. We have also trimmed some longer-term winners, particularly stocks that have appreciated into the mid cap category. Nevertheless, we are still finding what we believe are good opportunities in a range of sectors.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2013
	1 Year	5 Years	10 Years
Small Cap Value Portfolio	31.76%	18.77%	10.12%
Russell 2000® Value Index	34.52%	17.64%	8.61%
Lipper® Variable Insurance Products (VIP) Small Cap Value Funds Average	36.37%	20.07%	9.44%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/03. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Stocks of smaller or newer companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

Top 10 Equity Holdings 12/31/13

Security Description	% of Net Assets
ProAssurance Corp.	1.8%
East West Bancorp, Inc.	1.8%
SVB Financial Group	1.8%
Landstar System, Inc.	1.8%
Genesee & Wyoming, Inc. - Class A	1.8%
Aaron’s, Inc.	1.7%
Beacon Roofing Supply, Inc.	1.7%
Home BancShares, Inc.	1.7%
Kirby Corp.	1.7%
Alaska Air Group, Inc.	1.5%

Sector Allocation 12/31/13

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

60	Small Cap Value Portfolio

Small Cap Value Portfolio

Schedule of Investments

December 31, 2013

	Common Stocks (96.8%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (14.5%)
	Aaron’s, Inc.	331,000	9,731
*	American Public Education, Inc.	50,000	2,173
*	Ascent Capital Group LLC - Class A	47,100	4,030
	Brunswick Corp.	59,900	2,759
	CSS Industries, Inc.	88,000	2,524
	Culp, Inc.	101,600	2,078
	Drew Industries, Inc.	134,400	6,881
	Ethan Allen Interiors, Inc.	77,000	2,342
*	Fifth & Pacific Cos., Inc.	97,500	3,127
	Fred’s, Inc. - Class A	103,359	1,914
	Haverty Furniture Cos., Inc.	152,700	4,779
*	M/I Homes, Inc.	79,200	2,016
*	MarineMax, Inc.	147,000	2,364
	Matthews International Corp. - Class A	109,800	4,679
*	Meritage Homes Corp.	122,000	5,855
*	Modine Manufacturing Co.	210,000	2,692
*	Orient-Express Hotels, Ltd. - Class A	234,600	3,545
	Pool Corp.	110,300	6,413
*	Red Robin Gourmet Burgers, Inc.	26,190	1,926
	Saga Communications, Inc. - Class A	68,933	3,467
*	Stanley Furniture Co., Inc.	20,280	78
	Stein Mart, Inc.	247,000	3,322
*	Winnebago Industries, Inc.	169,200	4,645

	Total		83,340

	Consumer Staples (0.7%)
*	Alliance One International, Inc.	302,000	921
	Spartan Stores, Inc.	124,000	3,011

	Total		3,932

	Energy (5.6%)
*	Atwood Oceanics, Inc.	46,600	2,488
*	C&J Energy Services, Inc.	71,000	1,640
	CARBO Ceramics, Inc.	30,500	3,554
*	Cloud Peak Energy, Inc.	109,300	1,967
*	EPL Oil & Gas, Inc.	62,300	1,776
	GasLog, Ltd.	212,000	3,623
*	Hercules Offshore, Inc.	160,700	1,049
*	Northern Oil and Gas, Inc.	193,000	2,909
*	Oasis Petroleum, Inc.	126,900	5,960
*	PDC Energy, Inc.	58,900	3,135
	Teekay Tankers, Ltd. - Class A	355,000	1,395

	Common Stocks (96.8%)	Shares/ $ Par	Value $ (000’s)

	Energy continued
*	TETRA Technologies, Inc.	214,200	2,648

	Total		32,144

	Financials (22.1%)
	Acadia Realty Trust	82,500	2,048
	Ares Capital Corp.	275,500	4,896
	Assured Guaranty, Ltd.	94,300	2,224
	CBL & Associates Properties, Inc.	206,800	3,714
	Cedar Realty Trust, Inc.	230,300	1,442
	Columbia Banking System, Inc.	76,100	2,093
	Compass Diversified Holdings	148,900	2,923
	East West Bancorp, Inc.	300,998	10,526
	Employers Holdings, Inc.	78,000	2,469
	First Potomac Realty Trust	183,200	2,131
	Glacier Bancorp, Inc.	198,200	5,904
	Hatteras Financial Corp.	64,100	1,047
	Hercules Technology Growth Capital, Inc.	262,400	4,303
	Home BancShares, Inc.	256,000	9,562
	JMP Group, Inc.	102,800	761
	KCAP Financial, Inc.	180,500	1,457
	Kilroy Realty Corp.	97,400	4,887
	Kite Realty Group Trust	303,000	1,991
	LaSalle Hotel Properties	140,300	4,330
*	Markel Corp.	6,500	3,772
	Meadowbrook Insurance Group, Inc.	310,000	2,158
	National Interstate Corp.	139,000	3,197
*	Piper Jaffray Cos., Inc.	38,600	1,527
	Potlatch Corp.	86,000	3,590
	ProAssurance Corp.	218,100	10,573
	PS Business Parks, Inc.	18,000	1,376
	Radian Group, Inc.	160,100	2,261
	Redwood Trust, Inc.	194,800	3,773
*	Safeguard Scientifics, Inc.	90,000	1,808
	Saul Centers, Inc.	38,500	1,838
*	Signature Bank	47,100	5,059
*	SVB Financial Group	97,400	10,213
	Washington Real Estate Investment Trust	88,900	2,077
	Wintrust Financial Corp.	120,000	5,534

	Total		127,464

	Health Care (4.1%)
	Analogic Corp.	35,500	3,144
	Landauer, Inc.	34,100	1,794
*	Momenta Pharmaceuticals, Inc.	126,000	2,228
	National Healthcare Corp.	65,000	3,504
*	Quidel Corp.	106,000	3,274

	Common Stocks (96.8%)	Shares/ $ Par	Value $ (000’s)

	Health Care continued
*	Triple-S Management Corp. - Class B	92,200	1,792
	West Pharmaceutical Services, Inc.	161,000	7,899

	Total		23,635

	Industrials (24.5%)
*	Aegion Corp.	152,100	3,329
	Alaska Air Group, Inc.	118,600	8,702
	Astec Industries, Inc.	55,700	2,152
*	Beacon Roofing Supply, Inc.	241,100	9,712
	CIRCOR International, Inc.	63,700	5,146
	Comfort Systems USA, Inc.	135,000	2,618
*	Dolan Co.	147,000	103
	ESCO Technologies, Inc.	2,900	99
	Franklin Electric Co., Inc.	87,097	3,888
*	FTI Consulting, Inc.	39,400	1,621
	G & K Services, Inc. - Class A	90,300	5,619
*	Genesee & Wyoming, Inc. - Class A	105,700	10,152
*	Gibraltar Industries, Inc.	180,000	3,346
*	Hub Group, Inc. - Class A	83,900	3,346
	IDEX Corp.	75,700	5,590
	Kaman Corp.	81,400	3,234
*	Kirby Corp.	96,100	9,538
*	Kratos Defense & Security Solutions, Inc.	230,300	1,769
	Landstar System, Inc.	177,500	10,197
	McGrath RentCorp	182,700	7,271
	Mine Safety Appliances Co.	89,800	4,599
*	Navigant Consulting, Inc.	185,000	3,552
	Nordson Corp.	90,000	6,687
*	On Assignment, Inc.	149,000	5,203
*	Pike Corp.	133,380	1,410
*	Proto Labs, Inc.	20,600	1,466
	Quanex Building Products Corp.	102,800	2,048
*	RBC Bearings, Inc.	26,500	1,875
	Sun Hydraulics Corp.	58,900	2,405
	Universal Forest Products, Inc.	75,300	3,926
	Universal Truckload Services, Inc.	68,704	2,096
	Waste Connections, Inc.	83,500	3,643
	Woodward, Inc.	113,000	5,154

	Total		141,496

	Information Technology (11.3%)
*	Accelrys, Inc.	109,600	1,046
*	Advanced Energy Industries, Inc.	165,000	3,772

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Value Portfolio	61

Small Cap Value Portfolio

	Common Stocks (96.8%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	ATMI, Inc.	77,100	2,329
	Belden, Inc.	99,900	7,038
	Brooks Automation, Inc.	151,000	1,584
*	Cabot Microelectronics Corp.	102,500	4,684
*	Cognex Corp.	75,600	2,886
	Electro Rent Corp.	213,100	3,947
	Electro Scientific Industries, Inc.	192,000	2,008
*	Entegris, Inc.	210,000	2,436
*	Fabrinet	150,000	3,084
*	Ixia	215,000	2,862
	Littelfuse, Inc.	70,600	6,561
	Methode Electronics, Inc.	80,300	2,745
*	Newport Corp.	98,100	1,773
*	Progress Software Corp.	169,200	4,370
*	Sonus Networks, Inc.	508,300	1,601
*	SYNNEX Corp.	94,800	6,390
*	Teradyne, Inc.	188,500	3,321
	Xyratex, Ltd.	48,800	649

	Total		65,086

	Materials (9.8%)
	AMCOL International Corp.	83,000	2,820
	American Vanguard Corp.	125,300	3,044
	AptarGroup, Inc.	116,500	7,900
	Carpenter Technology Corp.	83,900	5,219
*	Clearwater Paper Corp.	88,300	4,636
	Deltic Timber Corp.	60,500	4,110

	Common Stocks (96.8%)	Shares/ $ Par	Value $ (000’s)

	Materials continued
	Deltic Timber Corp.	60,500	4,110
	Franco-Nevada Corp.	54,200	2,208
	Innospec, Inc.	167,000	7,719
	Minerals Technologies, Inc.	75,000	4,505
	Myers Industries, Inc.	193,700	4,091
	Royal Gold, Inc.	50,300	2,317
	Schnitzer Steel Industries, Inc.	60,000	1,960
*	Stillwater Mining Co.	148,700	1,835
*	Texas Industries, Inc.	29,300	2,015
	Wausau Paper Corp.	190,700	2,418

	Total		56,797

	Telecommunication Services (0.4%)
*	Premiere Global Services, Inc.	219,600	2,545

	Total		2,545

	Utilities (3.8%)
	Black Hills Corp.	54,600	2,867
	Cleco Corp.	115,100	5,366
	El Paso Electric Co.	106,000	3,722
	NorthWestern Corp.	70,200	3,041
	PNM Resources, Inc.	96,400	2,325
	Southwest Gas Corp.	80,300	4,490
	UNS Energy Corp.	4,320	258

	Total		22,069

	Total Common Stocks
	(Cost: $332,269)		558,508

Investment Companies (0.6%)	Shares/ $ Par	Value $ (000’s)

Domestic Equity (0.6%)
iShares Russell 2000 Value Index Fund	38,000	3,781

Total		3,781

Total Investment Companies
(Cost: $2,237)		3,781

Short-Term Investments (2.5%)

Money Market Funds (2.5%)
T. Rowe Price Reserve Investment Fund	14,242,810	14,243

Total		14,243

Total Short-Term Investments
(Cost: $14,243)		14,243

Total Investments (99.9%)
(Cost: $348,749)(a)		576,532

Other Assets, Less
Liabilities (0.1%)		298

Net Assets (100.0%)		576,830

*	Non-Income Producing

(a)	At December 31, 2013, the aggregate cost of securities for federal tax purposes (in thousands) was $350,117 and the net unrealized appreciation of investments based on that cost was $226,415 which is comprised of $237,581 aggregate gross unrealized appreciation and $11,166 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2013. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$558,508	$-	$-
Investment Companies	3,781	-	-
Short-Term Investments	14,243	-	-
Total	$576,532	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

62	Small Cap Value Portfolio

International Growth Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest in securities of issuers from countries outside the U.S. that have above average growth potential.	$420 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the International Growth Portfolio (the “Portfolio”), has engaged Janus Capital Management LLC (“Janus”) to act as sub-adviser for the Portfolio. The Portfolio normally invests in a core group of equity securities of 60–100 issuers from countries outside the United States, including emerging markets. The Portfolio’s investments in equity securities may include small, medium and large capitalization issues. The Portfolio applies a “bottom up” approach in choosing investments and assesses companies for their growth potential. In other words, the Portfolio looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies.

Market Overview

Developed international markets recorded strong gains during 2013, with Japan driving gains during the first half and Europe powering the way higher over the second half. Japan led markets higher early on investor optimism over the new government’s plans to help the country’s economy escape deflation, which had been a drag for the past two decades. Improving macroeconomic data in Europe and a smooth German election aided returns. Late in the period, improving trade and manufacturing data in Europe helped lift international indices even further.

Emerging markets significantly underperformed developed markets according to MSCI® Indices, as ongoing political confusion in India and concerns over inflation in India and China weighed on equity markets. Developing markets declined on Federal Reserve (the “Fed”) Chairman Ben Bernanke’s initial taper comments, as many of their currencies weakened relative to the dollar and liquidity was withdrawn. Once the Fed finally announced in December it would begin to taper in January, the market response was muted.

Portfolio Results

The Portfolio returned 19.81% for the twelve months ended December 31, 2013. By comparison, the Portfolio’s benchmark, the MSCI® All Country World (ex-US) Growth Index (the “Index”), returned 15.87%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the International Growth Funds peer group for 2013 was 19.67%.

Holdings within the Financials, Industrials and Materials sectors contributed the most to relative performance, while those in the Consumer Staples, Information Technology and Energy sectors detracted. On a country basis, the Portfolio’s holdings and overweight position in the UK and the Portfolio’s holdings in China were the largest relative contributors. The lack of exposure to Australia was an important contributor as well. Detractors included holdings in India, the Philippines and the Netherlands.

Rakuten was the Portfolio’s largest individual contributor. Rakuten rose on greater investor understanding of the company’s credit card business as well as brightening prospects for consumption in Japan. The portfolio managers believed the full extent of the network effects in Rakuten’s various businesses remained underappreciated by the market; therefore, the Portfolio added to its position in the name.

In the Industrials sector, AP Moeller-Maersk was also a key contributor. The Denmark-based transportation and energy conglomerate rose on strong earnings, driven by cost reductions in its container shipping division, Maersk Line, the largest in the world. Already the industry’s lowest-cost shipper, Maersk was closing unprofitable routes and adding newer, more efficient ships to its fleet to further improve its profitability.

Power Finance Corporation, the largest individual detractor overall, declined after the CEO was accused of bribing officials. The Portfolio sold its position in the Indian power industry lender.

Potash Corporation of Saskatchewan, another detractor, suffered along with other global potash producers when Uralkali, the world’s largest potash producer, announced it was breaking up the Russian-Belarusian cartel that controlled a significant percentage of world exports, driving prices lower. The Portfolio sold its position.

Philippines holding LT Group also detracted. The conglomerate’s primary business, making cigarettes, lost market share due to illicit local manufacturing following a sharp excise tax increase. The portfolio managers viewed the sales drop as a short-term issue, given the belief that the government would crack down on the illegal trade to prevent tax revenue losses.

Portfolio Manager Outlook

The following forward looking comments are the opinion of Janus, the Portfolio’s sub-adviser.

The macroeconomic improvements in Europe add to our confidence that the global economy is experiencing a synchronized global upswing, meaning we expect conditions to be better in 2014 than in 2013. Notably, consensus gross domestic product estimates for Europe have undergone the most significant change since the 2009-2010 period — from -0.5% in 2013 to near 1% in 2014.

International Growth Portfolio	63

International Growth Portfolio (unaudited)

In Japan, the lack of concrete changes in structural reforms has raised concerns that the country is only undergoing cyclical or short-term changes rather than more fundamental, longer-lasting change. We draw encouragement from inflation turning positive for the first time in five years.

With global growth improving, we believe the growth outlook for emerging markets should be better. China’s announced reforms will likely lead to slower growth in 2014, but we think its structural changes have the potential to deliver more sustainable growth. Attractive valuations among a number of quality companies within emerging markets have drawn our interest.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2013
	1 Year	5 Years	10 Years
International Growth Portfolio	19.81%	11.97%	6.40%
MSCI® All Country World (ex-US) Growth Index (Gross)	15.87%	13.28%	7.70%
MSCI EAFE® Index (Gross)	23.29%	12.96%	7.39%
Lipper® Variable Insurance Products (VIP) International Growth Funds Average	19.67%	13.86%	7.52%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/03. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

Investments in the securities of companies in developing nations impose risks different from, and greater than, risks of investing in developed countries.

The Portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Portfolio’s performance may be more volatile than that of a more geographically diversified fund, and may be tied more closely to the performance of a single country or region.

Top 10 Equity Holdings 12/31/13

Security Description	% of Net Assets
A.P. Moller - Maersk A/S	2.8%
AIA Group, Ltd.	2.5%
Rakuten, Inc.	2.5%
Japan Tobacco, Inc.	2.5%
Nintendo Co., Ltd.	2.4%
Shire PLC	2.3%
WPP PLC	2.2%
Mitsubishi Estate Co., Ltd.	2.2%
Samsonite International SA	2.2%
Telefonaktiebolaget LM Ericsson - Class B	2.1%

Sector Allocation 12/31/13

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

64	International Growth Portfolio

International Growth Portfolio

Schedule of Investments

December 31, 2013

	Foreign Common Stocks (98.1%)	Country	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (20.8%)
	Cie Financiere Richemont SA	Switzerland	72,595	7,227
*	Ctrip.com International, Ltd., ADR	China	73,857	3,665
	Fuji Media Holdings, Inc.	Japan	389,600	7,954
*	Iida Group Holdings Co., Ltd.	Japan	221,600	4,423
	Isuzu Motors, Ltd.	Japan	896,000	5,564
*	Moncler SpA	Italy	105,525	2,294
	NGK Spark Plug Co., Ltd.	Japan	359,000	8,488
	PC Jeweller, Ltd.	India	960,106	1,328
	Rakuten, Inc.	Japan	704,200	10,458
	Samsonite International SA	Luxembourg	2,986,100	9,050
	Sega Sammy Holdings, Inc.	Japan	158,700	4,034
	Volkswagen AG	Germany	28,850	8,103
	WPP PLC	United Kingdom	410,253	9,375
	Yamaha Motor Co., Ltd.	Japan	353,800	5,298

	Total			87,261

	Consumer Staples (11.7%)
	ITC, Ltd.	India	1,033,542	5,364
	Japan Tobacco, Inc.	Japan	321,200	10,431
	LT Group, Inc.	Philippines	10,223,000	3,556
	Pernod Ricard SA	France	59,332	6,759
	Reckitt Benckiser Group PLC	United Kingdom	90,002	7,144
	SABMiller PLC	United Kingdom	137,422	7,057
	Sugi Holdings Co., Ltd.	Japan	111,000	4,506
	Unilever NV	Netherlands	108,164	4,356

	Total			49,173

	Energy (4.8%)
*	Athabasca Oil Corp.	Canada	324,629	1,980
*	Glencore Xstrata PLC	United Kingdom	985,716	5,104
	Koninklijke Vopak NV	Netherlands	97,898	5,727
	Petrofac, Ltd.	United Kingdom	232,724	4,717
	Tullow Oil PLC	United Kingdom	189,267	2,680

	Total			20,208

	Financials (22.4%)
	AIA Group, Ltd.	Hong Kong	2,124,600	10,658
	Banco Bilbao Vizcaya Argentaria SA	Spain	336,602	4,143
	Bangkok Bank PCL	Thailand	792,300	4,292
	BB Seguridade Participacoes SA	Brazil	231,900	2,408
	BNP Paribas SA	France	93,061	7,253
	China Construction Bank Corp. - Class H	China	2,095,000	1,580
	Deutsche Bank AG	Germany	114,435	5,459
	Housing Development Finance Corp., Ltd.	India	176,169	2,273
	HSBC Holdings PLC	United Kingdom	295,541	3,242
	ICICI Bank, Ltd.	India	251,108	4,457
*	ING Groep NV	Netherlands	462,782	6,430
	Japan Exchange Group, Inc.	Japan	170,900	4,851
	Mitsubishi Estate Co., Ltd.	Japan	306,000	9,138

	Foreign Common Stocks (98.1%)	Country	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Prudential PLC	United Kingdom	233,878	5,190
	Seven Bank, Ltd.	Japan	2,245,797	8,765
	Societe Generale SA	France	53,272	3,094
	Standard Chartered PLC	United Kingdom	167,215	3,766
	Turkiye Halk Bankasi A.S.	Turkey	332,306	1,879
	UniCredit SpA	Italy	720,134	5,330

	Total			94,208

	Health Care (8.0%)
	AstraZeneca PLC	United Kingdom	78,692	4,658
	Essilor International SA	France	37,880	4,027
	Novo Nordisk A/S	Denmark	26,270	4,815
	Roche Holding AG	Switzerland	27,388	7,651
	Shire PLC	Ireland	203,058	9,590
*	Swedish Orphan Biovitrum AB	Sweden	301,269	3,127

	Total			33,868

	Industrials (9.5%)
	A.P. Moller - Maersk A/S	Denmark	1,080	11,720
	Fanuc Corp.	Japan	37,600	6,873
	Kuehne + Nagel International AG	Switzerland	30,094	3,950
	Panalpina Welttransport Holding AG	Switzerland	46,498	7,793
	TNT Express NV	Netherlands	452,945	4,205
	Vallourec SA	France	97,158	5,293

	Total			39,834

	Information Technology (11.8%)
	ARM Holdings PLC	United Kingdom	377,861	6,877
	Hexagon AB - Class B	Sweden	133,468	4,219
	Keyence Corp.	Japan	17,600	7,521
	Nintendo Co., Ltd.	Japan	77,100	10,257
	Sumco Corp.	Japan	191,400	1,686
	Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	2,273,000	8,046
	Telefonaktiebolaget LM Ericsson - Class B	Sweden	731,184	8,924
*	Youku Tudou, Inc., ADR	China	72,242	2,189

	Total			49,719

	Materials (7.9%)
	Alent PLC	United Kingdom	917,075	5,391
	ArcelorMittal	Luxembourg	135,107	2,411
	Kansai Paint Co., Ltd.	Japan	243,000	3,588
	LyondellBasell Industries NV	Netherlands	109,214	8,768
	Rio Tinto PLC	United Kingdom	102,397	5,781
	Shin-Etsu Chemical Co., Ltd.	Japan	58,900	3,434
*	ThyssenKrupp AG	Germany	154,888	3,769

	Total			33,142

The Accompanying Notes are an Integral Part of the Financial Statements.

International Growth Portfolio	65

International Growth Portfolio

Foreign Common Stocks (98.1%)	Country	Shares/ $ Par	Value $ (000’s)

Telecommunication Services (1.2%)
Vodafone Group PLC	United Kingdom	1,270,171	4,985

Total			4,985

Total Foreign Common Stocks
(Cost: $355,722)			412,398

Total Investments (98.1%)
(Cost: $355,722)(a)			412,398

Other Assets, Less
Liabilities (1.9%)			7,820

Net Assets (100.0%)			420,218

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2013, the aggregate cost of securities for federal tax purposes (in thousands) was $357,993 and the net unrealized appreciation of investments based on that cost was $54,405 which is comprised of $66,829 aggregate gross unrealized appreciation and $12,424 aggregate gross unrealized depreciation.

Investments Percentage by Country is based on Net Assets:
Japan	27.9%
United Kingdom	18.1%
Netherlands	7.0%
Switzerland	6.3%
France	6.3%
Other	32.5%
Total	98.1%

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2013. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Foreign Common Stocks	$412,398	$-	$-
Total	$412,398	$-	$-

During the year ended December 31, 2013 there were transfers from Level 2 to Level 1 in the amount of $217,663 thousand. These transfers were the result of the use of fair value procedures on certain foreign securities in the portfolio on December 31, 2012. These securities did not require the use of fair value procedures on December 31, 2013.

The Accompanying Notes are an Integral Part of the Financial Statements.

66	International Growth Portfolio

Research International Core Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Capital appreciation.	Invest primarily in foreign equity securities, including emerging markets.	$412 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Research International Core Portfolio (the “Portfolio”), has engaged Massachusetts Financial Services Company (“MFS®”) to act as sub-adviser for the Portfolio. The Portfolio normally invests in foreign equity securities, including emerging market equity securities. A team of research analysts selects investments for the Portfolio. MFS® allocates the Portfolio’s assets to analysts by broad market sectors, which generally approximate the sector weightings in the MSCI EAFE® Index. The adviser may invest the Portfolio’s assets in stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), and in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. The Portfolio also may invest in companies of any size.

Market Overview

International stocks were mixed during the reporting period, as shifting global economic policy drove performance. The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the U.S. waned. In the middle of the period, concerns that the U.S. Federal Reserve (the “Fed”) would begin tapering its quantitative easing (QE) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals. Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Markets rallied on the news, while improving economic growth late in the year increased investors’ optimism.

Portfolio Results

For the twelve months ended December 31, 2013, the Portfolio provided a total return of 18.92%. By comparison, its primary and secondary benchmarks, the MSCI® All Country World (ex-US) Index and MSCI EAFE® Index, returned 15.78% and 23.29%, respectively. (These Indices are unmanaged, cannot be invested in directly, and do not include administrative expenses or sales charges.) The Portfolio underperformed the average return of its peer group, International Core Funds, which was 20.61% for 2013, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency. The performance attribution commentary is presented against the MSCI EAFE® Index (the “Index”).

Stock selection in the Financial Services sector detracted from performance relative to the Index. Within this sector, Thai banking services company Kasikornbank and Indian diversified bank HDFC Bank hurt relative performance.

Security selection in the Consumer Cyclicals and Capital Goods sectors also detracted from relative performance. Within the Consumer Cyclicals sector, global sourcing and supply chain management company Li & Fung weighed on relative results. In the Capital Goods sector, Australian mining company Iluka Resources, mining operator Rio Tinto and mining equipment manufacturer Joy Global hampered relative results.

Elsewhere in the Portfolio, avoiding Japanese technology investment firm SoftBank and holding Brazilian integrated utility company Energias Do Brasil weighed on relative performance, as did wine and alcoholic beverage producer Pernod Ricard.

The Portfolio’s cash position and currency exposure during the period hurt relative performance. In a period when equity markets rose, holding cash hurt performance versus the Index, which has no cash position. Differences in currency exposure relative to the Index are a common byproduct of the investment process, as all of MFS’® investment decisions are driven by the fundamentals of each individual opportunity.

On the other end of the spectrum, stock selection in the Health Care sector supported relative performance, as small contributions from several Portfolio holdings generated positive results. Several Japanese stocks also performed well during the reporting period, including telecommunications company KDDI, automobile parts manufacturer Denso, banking and financial services firm Sumitomo Mitsui Financial and internet search services provider Yahoo Japan. Stocks in other sectors that contributed to relative performance included casino resorts operator China Sands, Belgian investment firm KBC Groep, hotel and coffee shop operator Whitbread, advertising and marketing services provider Publicis Groupe and Dutch financial services firm ING Groep. Avoiding Australian mining giant BHP Billiton also boosted relative results.

Portfolio Manager Outlook

The following forward looking comments are the opinion of MFS®, the Portfolio’s sub-adviser.

The Research International Core Portfolio is a sector-neutral portfolio that emphasizes bottom-up fundamental research. Because of this approach, the Portfolio’s sector weightings vary only modestly from those of the Index. Instead, we attempt to outperform the Index by holding what we believe to be the most attractive opportunities among growth and value companies within each sector of the Index without regard to market capitalization.

Research International Core Portfolio	67

Research International Core Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2013
	1 Year	5 Years	Since Inception*
Research International Core Portfolio	18.92%	12.55%	1.37%
MSCI® All Country World (ex-US) Index (Gross)	15.78%	13.32%	1.48%
MSCI EAFE® Index (Gross)	23.29%	12.96%	1.08%
Lipper® Variable Insurance Products (VIP) International Core Funds Average	20.61%	11.90%	–

* Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

Investments in the securities of companies in developing nations impose risks different from, and greater than, risks of investing in developed countries.

The Portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Portfolio’s performance may be more volatile than that of a more geographically diversified fund, and may be tied more closely to the performance of a single country or region.

Top 10 Equity Holdings 12/31/13

Security Description	% of Net Assets
Royal Dutch Shell PLC - Class A	3.2%
Nestle SA	2.7%
HSBC Holdings PLC	2.6%
Rio Tinto PLC	2.3%
Novartis AG	2.3%
Roche Holding AG	2.2%
Sumitomo Mitsui Financial Group, Inc.	2.0%
GlaxoSmithKline PLC	1.9%
KDDI Corp.	1.9%
Honda Motor Co., Ltd.	1.8%

Sector Allocation 12/31/13

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

68	Research International Core Portfolio

Research International Core Portfolio

Schedule of Investments

December 31, 2013

	Common Stocks (98.8%)	Country	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (12.6%)
	Arcos Dorados Holdings, Inc.	Virgin Islands (British)	211,300	2,561
	Autoliv, Inc.	United States	39,210	3,600
	Compass Group PLC	United Kingdom	171,180	2,744
	Denso Corp.	Japan	134,800	7,104
	Honda Motor Co., Ltd.	Japan	184,600	7,590
	Inditex SA	Spain	14,837	2,445
*	Kia Motors Corp.	South Korea	51,420	2,733
	Li & Fung, Ltd.	Hong Kong	3,308,000	4,275
	LVMH Moet Hennessy Louis Vuitton SA	France	23,129	4,219
	Nippon Television Holdings	Japan	133,900	2,415
	Paddy Power PLC	Ireland	507	43
	Publicis Groupe SA	France	45,759	4,187
	Sands China, Ltd.	Macau	467,600	3,835
	Whitbread PLC	United Kingdom	67,944	4,220

	Total			51,971

	Consumer Staples (9.6%)
	Danone SA	France	91,072	6,555
	Heineken NV	Netherlands	33,604	2,269
	Japan Tobacco, Inc.	Japan	142,700	4,634
	Kobayashi Pharmaceutical Co., Ltd.	Japan	17,300	964
	M Dias Branco SA	Brazil	49,600	2,102
	Nestle SA	Switzerland	152,487	11,163
	Pernod Ricard SA	France	45,794	5,217
	Reckitt Benckiser Group PLC	United Kingdom	49,543	3,932
	Sundrug Co., Ltd.	Japan	48,700	2,176
	Wumart Stores, Inc.	China	432,000	707

	Total			39,719

	Energy (7.5%)
	BG Group PLC	United Kingdom	201,126	4,321
*	Cairn Energy PLC	United Kingdom	190,774	852
	Cenovus Energy, Inc.	Canada	58,940	1,687
	Galp Energia SGPS SA	Portugal	56,878	932
	Inpex Corp.	Japan	169,300	2,167
	Oil Search, Ltd.	Australia	188,690	1,366
	Petroleo Brasileiro SA, ADR	Brazil	203,890	2,810
	Reliance Industries, Ltd.	India	120,048	1,735
	Royal Dutch Shell PLC - Class A	Netherlands	369,687	13,242
	Technip SA	France	20,060	1,928

	Total			31,040

	Financials (25.0%)
	AEON Financial Service Co., Ltd.	Japan	66,900	1,791
	AIA Group, Ltd.	Hong Kong	1,182,000	5,930
	BNP Paribas SA	France	88,272	6,879
	DBS Group Holdings, Ltd.	Singapore	214,000	2,900

	Common Stocks (98.8%)	Country	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Delta Lloyd NV	Netherlands	72,060	1,788
*	Deutsche Wohnen AG	Germany	78,180	1,451
	Erste Group Bank AG	Austria	133,887	4,665
	HDFC Bank, Ltd., ADR	India	55,710	1,919
	Hiscox, Ltd.	Bermuda	181,754	2,092
	HSBC Holdings PLC	United Kingdom	992,174	10,883
*	ING Groep NV	Netherlands	386,483	5,370
	Itau Unibanco Holding SA, ADR	Brazil	72,238	980
*	Julius Baer Group, Ltd.	Switzerland	69,645	3,345
	Kasikornbank PCL	Thailand	327,300	1,554
	KBC Groep NV	Belgium	109,189	6,196
	Mitsubishi Estate Co., Ltd.	Japan	171,000	5,107
	Mitsubishi UFJ Financial Group, Inc.	Japan	654,300	4,312
*	Royal Bank of Scotland Group PLC	United Kingdom	659,080	3,690
	Sberbank of Russia, ADR	Russia	93,918	1,181
	Sony Financial Holdings, Inc.	Japan	89,700	1,630
	Standard Chartered PLC	United Kingdom	114,878	2,587
	Sumitomo Mitsui Financial Group, Inc.	Japan	156,900	8,075
*	UBS AG	Switzerland	344,303	6,531
	UniCredit SpA	Italy	359,906	2,664
	Westpac Banking Corp.	Australia	251,230	7,264
*	Zurich Insurance Group AG	Switzerland	7,491	2,171

	Total			102,955

	Health Care (9.8%)
	Bayer AG	Germany	46,632	6,540
	GlaxoSmithKline PLC	United Kingdom	297,969	7,952
	Novartis AG	Switzerland	117,090	9,346
	Odontoprev SA	Brazil	239,300	997
	Roche Holding AG	Switzerland	32,468	9,070
	Santen Pharmaceutical Co., Ltd.	Japan	90,500	4,215
*	Sonova Holding AG	Switzerland	17,164	2,309

	Total			40,429

	Industrials (11.9%)
	Atlas Copco AB	Sweden	198,269	5,496
	Experian PLC	Ireland	135,987	2,508
	Glory, Ltd.	Japan	85,400	2,210
	Hutchison Whampoa, Ltd.	Hong Kong	282,000	3,837
	JGC Corp.	Japan	111,000	4,348
	Joy Global, Inc.	United States	55,040	3,219
	Legrand SA	France	21,460	1,183
	Mitsubishi Corp.	Japan	116,300	2,227
	Schindler Holding AG	Switzerland	29,409	4,329
	Schneider Electric SA	France	83,997	7,326
	Siemens AG	Germany	55,156	7,534
	Yamato Holdings Co., Ltd.	Japan	239,200	4,829

	Total			49,046

The Accompanying Notes are an Integral Part of the Financial Statements.

Research International Core Portfolio	69

Research International Core Portfolio

	Common Stocks (98.8%)	Country	Shares/ $ Par	Value $ (000’s)

	Information Technology (6.0%)
	Canon, Inc.	Japan	33,300	1,053
*	Cognizant Technology Solutions Corp. - Class A	United States	34,310	3,465
	Computershare, Ltd.	Australia	152,134	1,546
	Dassault Systemes SA	France	15,891	1,972
	Infineon Technologies AG	Germany	225,575	2,408
	MediaTek, Inc.	Taiwan	208,000	3,095
	Nomura Research Institute, Ltd.	Japan	61,500	1,936
	Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	691,189	2,447
	Telefonaktiebolaget LM Ericsson - Class B	Sweden	300,940	3,673
	Yahoo Japan Corp.	Japan	554,600	3,081

	Total			24,676

	Materials (7.6%)
	Akzo Nobel NV	Netherlands	88,670	6,873
	Chugoku Marine Paints, Ltd.	Japan	89,000	472
	Gerdau SA, ADR	Brazil	263,470	2,066
	Iluka Resources, Ltd.	Australia	363,150	2,798
	JSR Corp.	Japan	51,800	1,001
	Linde AG	Germany	32,921	6,886
	Rio Tinto PLC	United Kingdom	165,630	9,351
	Symrise AG	Germany	40,436	1,864

	Total			31,311

	Telecommunication Services (5.8%)
	Bezeq Israeli Telecommunication Corp., Ltd.	Israel	404,500	686
	BT Group PLC	United Kingdom	285,260	1,792
	China Unicom Hong Kong, Ltd.	Hong Kong	1,554,000	2,321
	KDDI Corp.	Japan	129,100	7,931

Common Stocks (98.8%)	Country	Shares/ $ Par	Value $ (000’s)

Telecommunication Services continued
TDC A/S	Denmark	188,360	1,827
Tele2 AB	Sweden	21,595	244
Telecom Italia S.p.A. - Rights	Italy	1,694,927	1,327
Telefonica Brasil SA, ADR	Brazil	66,240	1,273
Vodafone Group PLC	United Kingdom	1,674,223	6,571

Total			23,972

Utilities (3.0%)
China Resources Gas Group, Ltd.	Hong Kong	512,000	1,773
EDP - Energias do Brasil SA	Brazil	377,000	1,814
GDF Suez	France	146,214	3,438
Snam SpA	Italy	411,490	2,302
Tokyo Gas Co., Ltd.	Japan	569,000	2,799

Total			12,126

Total Foreign Common Stocks
(Cost: $340,416)			407,245

Short-Term Investments (1.3%)

Commercial Paper (1.3%)
HSBC USA, Inc., 0.00%, 1/2/14	United States	5,467,000	5,467

Total			5,467

Total Short-Term Investments
(Cost: $5,467)			5,467

Total Investments (100.1%)
(Cost: $345,883)(a)			412,712

Other Assets, Less
Liabilities (-0.1%)			(299)

Net Assets (100.0%)			412,413

The Accompanying Notes are an Integral Part of the Financial Statements.

70	Research International Core Portfolio

Research International Core Portfolio

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2013, the aggregate cost of securities for federal tax purposes (in thousands) was $350,673 and the net unrealized appreciation of investments based on that cost was $62,039 which is comprised of $72,929 aggregate gross unrealized appreciation and $10,890 aggregate gross unrealized depreciation.

Investments Percentage by Country is based on Net Assets:
Japan	20.4%
United Kingdom	14.3%
Switzerland	11.7%
France	10.4%
Netherlands	7.2%
Germany	6.5%
Other	29.6%
Total	100.1%

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2013. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$407,245	$-	$-
Short-Term Investments	-	5,467	-
Total	$407,245	$5,467	$-

During the year ended December 31, 2013 there were transfers from Level 2 to Level 1 in the amount of $309,313 thousand. These transfers were the result of the use of fair value procedures on certain foreign securities in the portfolio on December 31, 2012. These securities did not require the use of fair value procedures on December 31, 2013.

The Accompanying Notes are an Integral Part of the Financial Statements.

Research International Core Portfolio	71

International Equity Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital. Any income realized will be incidental.	Invests primarily in equity securities of issuers outside of the U.S. with favorable long-term potential relative to current market values.	$1.8 billion

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the International Equity Portfolio (“the Portfolio”), has engaged Templeton Investment Counsel, LLC (“Templeton”) to act as sub-adviser for the Portfolio. The Portfolio may purchase securities in any foreign country, developed or undeveloped. The Portfolio’s investments in equity securities may include small, medium and large capitalization issues that the Portfolio’s sub-adviser believes are undervalued. The Portfolio’s strategy reflects a “bottom up”, value oriented and long-term investment philosophy. In choosing equity investments, the Portfolio will focus on the market price of a company’s securities in relation to its long-term earnings, asset value and cash flow potential. A company’s historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered.

Market Overview

International stocks rose during 2013, as many corporations posted solid earnings despite the slow pace of global growth. Tepid growth in the Eurozone amid ongoing financial reform was a welcome sign of stability, while Chinese economic growth continued to decelerate from its rapid pace over the last several decades. The U.S. economy also expanded at a slow pace for most of the year. The biggest global market mover during the year was the Federal Reserve (the “Fed”). In May, the Fed discussed reducing bond purchases, which led to several months of volatility across the globe. In September, the Fed surprised investors by announcing the continuation of its bond purchasing. Markets rallied on the news, while improving economic growth late in the year increased investors’ optimism.

Portfolio Results

For the twelve months ended December 31, 2013, the Portfolio returned 21.38%. By comparison, the Portfolio’s benchmark, the MSCI® All Country World (ex-US) Index (the “Index”), returned 15.78%. (The index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Portfolio’s peer group, International Value Funds, was 22.45% for 2013, according to Lipper® Analytical Services, Inc., an independent mutual fund rating agency.

Stock selection in the Health Care sector was the biggest contributor to relative performance during the reporting period. Several European pharmaceutical companies were shifting their focus away from the maturing market of the Developed West toward the emerging growth of the Far East, while the aging global population was expected to steadily increase its demand for pharmaceutical products. These large European pharmaceutical companies have also been in the process of revitalizing old product lines and controlling costs through mergers and buyouts. Their stocks were inexpensive despite generating solid cash flow and earnings. The Portfolio had invested in this theme for the last several years, which worked well during 2013. In particular, Bayer, Roche and Merck were solid contributors for the Portfolio, while several biotechnology holdings added to results as well.

Stock selection in the Financials sector also worked well. In particular, European financials were trading at discounts relative to their historical book value, reflecting lingering concerns over the European banking system. The Portfolio’s value oriented investment process identified several financial institutions that had long-term appreciation potential given their low valuations and relative importance to the global financial system. These positions had a positive impact on performance during 2013, as the European Union continued to pursue economic reform. In particular, the Portfolio’s holdings in Lloyds Banking Group, Nordea Bank, BNP Paribas, UniCredit and Credit Agricole were responsible for the majority of the Portfolio’s relative performance in the Financials sector.

In the Materials sector, stock selection added to the Portfolio’s outperformance relative to the Index. The biggest contributor in the sector was Lyondellbasell. The stock rose, as cost reductions related to low natural gas prices in the U.S. gave the company an advantage over its global competitors. The Portfolio also held Australian specialty steel maker Bluescope Steel, which sold most of its products in China. In addition, the Portfolio entirely avoided mining stocks that were in the Index, which helped relative performance, as stock prices generally fell in the mining industry.

On the other end of the spectrum, stock selection in the Information Technology sector detracted from performance. Software AG and Samsung Electronics were the biggest detractors.

Portfolio Manager Outlook

The following forward looking comments are the opinion of Templeton, the Portfolio’s sub-adviser.

We are cautiously optimistic about international markets for 2014. We believe that the economic expansion created by global monetary policy should continue to unfold. Almost every major country has taken strong measures to combat fiscal and banking problems, creating a stable backdrop for economic activity. Expectations are also relatively low for international markets, as measured by economic growth forecasts and earnings expectations. We will continue to apply our disciplined, value oriented process in search of attractively valued companies throughout the world.

72	International Equity Portfolio

International Equity Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2013
	1 Year	5 Years	10 Years
International Equity Portfolio	21.38%	13.70%	8.19%
MSCI® All Country World (ex-US) Index (Gross)	15.78%	13.32%	8.04%
MSCI EAFE® Index (Gross)	23.29%	12.96%	7.39%
Lipper® Variable Insurance Products (VIP) International Value Funds Average	22.45%	12.04%	6.11%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/03. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

Investments in the securities of companies in developing nations impose risks different from, and greater than, risks of investing in developed countries.

The Portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Portfolio’s performance may be more volatile than that of a more geographically diversified fund, and may be tied more closely to the performance of a single country or region.

Top 10 Equity Holdings 12/31/13

Security Description	% of Net Assets
Telenor ASA	2.3%
Haier Electronics Group Co., Ltd.	2.3%
TNT Express NV	2.0%
BNP Paribas SA	2.0%
Bayer AG	1.9%
Trend Micro, Inc.	1.8%
HSBC Holdings PLC	1.8%
Royal Dutch Shell PLC - Class B	1.8%
Roche Holding AG	1.8%
Kingfisher PLC	1.8%

Sector Allocation 12/31/13

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

International Equity Portfolio	73

International Equity Portfolio

Schedule of Investments

December 31, 2013

	Common Stocks (93.6%)	Country	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (9.7%)
	Cie Generale des Etablissements Michelin	France	157,858	16,776
	Haier Electronics Group Co., Ltd.	Hong Kong	13,909,000	40,448
*	Hyundai Mobis	South Korea	66,060	18,372
	Kingfisher PLC	United Kingdom	5,006,660	31,895
	Marks & Spencer Group PLC	United Kingdom	577,570	4,138
	Nikon Corp.	Japan	311,500	5,942
	Nissan Motor Co., Ltd.	Japan	2,114,490	17,750
	SEB SA	France	195,270	17,649
	Toyota Motor Corp.	Japan	317,280	19,342

	Total			172,312

	Consumer Staples (2.4%)
	Metro AG	Germany	302,910	14,668
	Tesco PLC	United Kingdom	4,916,610	27,222

	Total			41,890

	Energy (10.5%)
	China Shenhua Energy Co., Ltd.	China	4,099,940	12,901
	Eni SpA	Italy	1,116,505	26,864
	Fugro NV	Netherlands	196,400	11,703
	Galp Energia SGPS SA	Portugal	1,849,900	30,323
	Kunlun Energy Co., Ltd.	Bermuda	7,002,000	12,335
	Petroleo Brasileiro SA, ADR	Brazil	654,340	9,017
	Repsol SA	Spain	693,953	17,490
	Royal Dutch Shell PLC - Class B	United Kingdom	849,205	32,062
	Statoil ASA	Norway	491,680	11,916
	Talisman Energy, Inc.	Canada	1,011,970	11,765
	Trican Well Service, Ltd.	Canada	862,290	10,537

	Total			186,913

	Financials (22.1%)
	Aegon NV	Netherlands	931,090	8,790
	AIA Group, Ltd.	Hong Kong	5,984,820	30,023
	Aviva PLC	United Kingdom	2,395,180	17,836
	AXA SA	France	554,855	15,427
	BNP Paribas SA	France	446,500	34,797
	Cheung Kong Holdings, Ltd.	Hong Kong	741,850	11,719
	China Life Insurance Co., Ltd.	China	6,621,000	20,706
*	Credit Agricole SA	France	1,776,110	22,736
*	Credit Suisse Group AG	Switzerland	974,615	29,794
	DBS Group Holdings, Ltd.	Singapore	2,175,000	29,472
	Deutsche Boerse AG	Germany	324,180	26,848
	Housing Development Finance Corp., Ltd.	India	47,610	614
	HSBC Holdings PLC	United Kingdom	2,956,937	32,089
*	ING Groep NV	Netherlands	1,845,152	25,638
	Intesa Sanpaolo SpA	Italy	2,364,860	5,836
	Standard Chartered PLC	United Kingdom	1,335,740	30,082
*	Swiss Re AG	Switzerland	302,612	27,834

	Common Stocks (93.6%)	Country	Shares/ $ Par	Value $ (000’s)

	Financials continued
	UniCredit SpA	Italy	3,147,550	23,296
	UNIQA Insurance Group AG	Austria	4,531	58

	Total			393,595

	Health Care (13.7%)
*	Algeta ASA	Norway	270,370	15,994
*	Basilea Pharmaceutica AG	Switzerland	87,430	10,330
	Bayer AG	Germany	242,800	34,053
	Draegerwerk AG & Co. KGaA	Germany	92,710	12,106
	Gerresheimer AG	Germany	134,790	9,425
	Getinge AB - Class B	Sweden	591,650	20,237
	H Lundbeck A/S	Denmark	398,070	10,057
	Ipsen SA	France	282,440	13,353
	Merck KGaA	Germany	176,850	31,689
*	MorphoSys AG	Germany	168,120	12,917
*	Nobel Biocare Holding AG	Switzerland	873,930	13,618
	Roche Holding AG	Switzerland	114,640	32,025
	Sanofi	France	99,135	10,518
	Shanghai Pharmaceuticals Holding Co., Ltd.	China	5,668,300	13,860
*	Sorin SpA	Italy	1,547,340	4,415

	Total			244,597

	Industrials (11.3%)
*	ABB, Ltd.	Switzerland	643,060	16,926
	Alstom SA	France	109,430	3,985
	Bilfinger SE	Germany	196,850	22,079
	Compagnie de Saint-Gobain	France	341,910	18,803
*	Deutsche Lufthansa AG	Germany	907,390	19,249
	FLSmidth & Co. A/S	Denmark	68,780	3,755
	Hutchison Whampoa, Ltd.	Hong Kong	1,897,983	25,823
*	International Consolidated Airlines Group SA	United Kingdom	3,873,850	25,749
	Shanghai Electric Group Co., Ltd.	China	31,604,000	11,412
	Siemens AG, ADR	Germany	132,090	18,296
	TNT Express NV	Netherlands	3,846,610	35,709

	Total			201,786

	Information Technology (6.7%)
	Capcom Co., Ltd.	Japan	468,400	8,393
	Infineon Technologies AG	Germany	1,580,200	16,869
	Samsung Electronics Co., Ltd.	South Korea	8,570	11,141
	Software AG	Germany	519,740	18,161
	Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	8,880,235	31,435
	Trend Micro, Inc.	Japan	932,980	32,603

	Total			118,602

	Materials (7.1%)
	Akzo Nobel NV	Netherlands	336,140	26,053
	CRH PLC	Ireland	558,050	14,074
	HeidelbergCement AG	Germany	303,280	23,010

The Accompanying Notes are an Integral Part of the Financial Statements.

74	International Equity Portfolio

International Equity Portfolio

	Common Stocks (93.6%)	Country	Shares/ $ Par	Value $ (000’s)

	Materials continued
	LyondellBasell Industries NV	United States	116,730	9,371
	MMC Norilsk Nickel JSC-ADR	Russia	801,534	13,321
	POSCO	South Korea	37,010	11,450
	POSCO, ADR	South Korea	92,600	7,223
	Rexam PLC	United Kingdom	2,445,435	21,483

	Total			125,985

	Telecommunication Services (9.3%)
	China Mobile, Ltd.	China	2,046,500	21,179
	China Telecom Corp., Ltd.	China	54,694,000	27,649
	Singapore Telecommunications, Ltd.	Singapore	10,531,850	30,545
	Telefonica SA	Spain	1,692,450	27,556
	Telenor ASA	Norway	1,699,790	40,524
	Vivendi	France	201,800	5,318
*	Vodafone Group PLC	United Kingdom	3,112,440	12,215

	Total			164,986

Common Stocks (93.6%)	Country	Shares/ $ Par	Value $ (000’s)

Utilities (0.8%)
Power Grid Corp. of India, Ltd.	India	8,352,110	13,476

Total			13,476

Total Common Stocks
(Cost: $1,310,229)			1,664,142

Short-Term Investments (1.1%)

Commercial Paper (1.1%)
Federal Farm Credit Banks, 0.005%, 1/2/14	United States	20,000,000	20,000

Total			20,000

Total Short-Term Investments
(Cost: $20,000)			20,000

Total Investments (94.7%)
(Cost: $1,330,229)(a)			1,684,142

Other Assets, Less
Liabilities (5.3%)			94,060

Net Assets (100.0%)			1,778,202

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2013, the aggregate cost of securities for federal tax purposes (in thousands) was $1,330,229 and the net unrealized appreciation of investments based on that cost was $353,913 which is comprised of $394,685 aggregate gross unrealized appreciation and $40,772 aggregate gross unrealized depreciation.

Investments Percentage by Country is based on Net Assets:
Germany	14.6%
United Kingdom	13.2%
France	9.0%
Switzerland	7.3%
Hong Kong	6.1%
Netherlands	6.1%
China	6.1%
Other	32.3%
Total	94.7%

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2013. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$1,664,142	$-	$-
Short-Term Investments	-	20,000	-
Total	$1,664,142	$20,000	$-

During the year ended December 31, 2013 there were transfers from Level 2 to Level 1 in the amount of $1,166,138 thousand. These transfers were the result of the use of fair value procedures on certain foreign securities in the portfolio on December 31, 2012. These securities did not require the use of fair value procedures on December 31, 2013.

The Accompanying Notes are an Integral Part of the Financial Statements.

International Equity Portfolio	75

Emerging Markets Equity Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Capital Appreciation.	Invest in equity securities of issuers that are tied economically to emerging market countries.	$357 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Emerging Markets Equity Portfolio (“the Portfolio”), has engaged Massachusetts Financial Services Company (“MFS®”) to act as sub-adviser for the Portfolio. The Portfolio normally invests in equity securities of issuers that are tied economically to emerging market countries. Emerging market countries include countries determined by the Portfolio’s adviser to have emerging market economies, taking into account a number of factors, including whether a particular country has a low- to middle-income economy according to the International Bank for Reconstruction and Development (the World Bank), the country’s designation by the International Monetary Fund as an emerging market and other factors that demonstrate that the country’s financial and capital markets are in the development phase. The Portfolio may invest in companies of any size. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their current financial condition and market, economic, political and regulatory conditions.

Market Overview

Emerging markets declined during the reporting period, as shifting global economic policy created a volatile and uncertain environment for developing economies. The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the U.S. Federal Reserve (the “Fed”) would begin tapering its quantitative easing (QE) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Markets rallied on the news, while improving economic growth late in the year increased investors’ optimism.

Portfolio Results

For the twelve months ended December 31, 2013, the Portfolio returned -5.15%. This compares with a return of -2.27% for the Portfolio’s benchmark, the MSCI® Emerging Markets Index (the “Index”). (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return of its peer group, Emerging Markets Funds, was 0.17% for 2013, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

Stock selection in the Financial Services sector detracted from performance relative to the Index. Within this sector, the timing of ownership in shares of Indian banking firm ICICI Bank and an overweight position in Turkish bank Garanti Bank dampened relative performance.

Security selection and an overweight position in the Retailing sector was another primary detractor from relative performance. Holdings of Hong Kong consumer goods company Li & Fung and the Portfolio’s overweight position in Brazilian marketing firm Cia Hering weighed on relative performance as both stocks turned in weak performance during the reporting period. Stock selection in the Autos & Housing sector also negatively impacted relative results. Overweight positions in automotive parts manufacturers Ford Otomotiv Sanayi and Mando detracted from relative performance. Also, avoiding Hyundai Motor hurt relative performance.

Elsewhere in the Portfolio, holdings of cable television provider Dish TV, steel manufacturer Steel Authority of India and not holding internet software service provider Tencent Holdings worked against relative performance during the reporting period. On the other end of the spectrum, stock selection and underweight positions in both the Basic Materials and Energy sectors supported relative performance. Small contributions from several Portfolio holdings generated positive relative performance in these sectors.

Security selection in the Industrial Goods & Services and Consumer Staples sectors also worked well. Within Industrial Goods & Services, the Portfolio’s overweight position in Promotora y Operadora de Infraestructura benefited relative results. Within Consumer Staples, the Portfolio’s overweight position in the health care company Dabur India was among the Portfolio’s top relative contributors.

Stocks in other sectors that contributed to relative performance included IT company Cognizant Technology, South African multinational media company Naspers, internet search engine and online gaming provider Naver, South Korean LED device manufacturer Seoul Semiconductor and semiconductor assembly and testing company Siliconware Precision. The Portfolio’s overweight positions in South Korean diversified bank Hana Financial Group, banking firm Komercni Banka and Russian telecommunications company Mobile TeleSystems also supported positive results.

76	Emerging Markets Equity Portfolio

Emerging Markets Equity Portfolio (unaudited)

Portfolio Manager Outlook

The following forward looking comments are the opinion of MFS®, the Portfolio’s sub-adviser.

Regardless of changing economic and market conditions, we will continue to adhere to our investment process, building a Portfolio of companies that we regard as undergoing fundamental operational improvements and whose shares trade at discounted valuations. As a result, the Portfolio’s sector and industry allocation will reflect where we are finding what we believe to be the best investment opportunities at any given time.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2013
	1 Year	5 Years	Since Inception*
Emerging Markets Equity Portfolio	-5.15%	14.06%	1.14%
MSCI® Emerging Markets Index (Gross)	-2.27%	15.15%	3.24%
Lipper® Variable Insurance Products (VIP) Emerging Markets Funds Average	0.17%	14.08%	-
*	Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

Investments in the securities of companies in developing nations impose risks different from, and greater than, risks of investing in developed countries.

The Portfolio may invest a relatively large percentage of its assets in a single issuer, in issuers located in a single country, a small number of countries, or a particular geographic region. The Portfolio’s performance may be more volatile than that of a more diversified fund, and may be tied more closely to the performance of a single issuer, country or region.

Top 10 Equity Holdings 12/31/13

Security Description	% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	4.2%
Samsung Electronics Co., Ltd.	4.0%
Naspers, Ltd. - Class N	2.7%
Kia Motors Corp.	2.7%
Housing Development Finance Corp., Ltd.	2.4%
Cognizant Technology Solutions Corp.	2.3%
Hon Hai Precision Industry Co., Ltd.	1.9%
Siliconware Precision Industries Co.	1.8%
China Construction Bank Corp. - Class H	1.8%
Vale SA, ADR	1.7%

Sector Allocation 12/31/13

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Emerging Markets Equity Portfolio	77

Emerging Markets Equity Portfolio

Schedule of Investments

December 31, 2013

	Common Stocks (99.0%)	Country	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (19.3%)
	Abril Educacao SA	Brazil	85,910	1,216
	Ajisen China Holdings, Ltd.	Hong Kong	2,084,000	2,156
	Anhanguera Educacional Participacoes SA	Brazil	274,100	1,731
	Astro Malaysia Holdings Bhd	Malaysia	4,180,800	3,829
	Belle International Holdings, Ltd.	Hong Kong	2,738,000	3,167
	Cia Hering	Brazil	154,500	1,958
*	E-Mart Co., Ltd.	South Korea	16,564	4,183
	Estacio Participacoes SA	Brazil	292,910	2,534
	Exide Industries, Ltd.	India	1,380,755	2,746
	Ford Otomotiv Sanayi AS	Turkey	206,790	2,184
	Guangzhou Automobile Group Co., Ltd.	China	4,056,000	4,430
	Kia Motors Corp.	South Korea	181,990	9,674
	Li & Fung, Ltd.	Hong Kong	3,848,000	4,972
	Minor International PCL	Thailand	1,840,710	1,160
	Mitra Adiperkasa Tbk PT	Indonesia	1,391,000	629
	Mr. Price Group, Ltd.	South Africa	123,648	1,930
	Naspers, Ltd. - Class N	South Africa	93,810	9,801
	Shangri-La Asia, Ltd.	Hong Kong	1,514,000	2,956
	Stella International Holdings, Ltd.	Hong Kong	1,772,500	4,517
	Woolworths Holdings, Ltd.	South Africa	428,405	3,049

	Total			68,822

	Consumer Staples (7.3%)
	AMBEV SA, ADR	Brazil	459,780	3,379
	Arca Continental SAB de CV	Mexico	174,643	1,090
	Dabur India, Ltd.	India	1,548,845	4,269
	Dairy Farm International Holdings, Ltd.	Hong Kong	204,300	1,941
	First Pacific Co., Ltd.	Hong Kong	2,430,750	2,765
	Kimberly-Clark de Mexico SAB de CV - Class A	Mexico	385,684	1,097
	M Dias Branco SA	Brazil	52,900	2,242
	Magnit OAO	Russia	9,587	2,687
	SABMiller PLC	United Kingdom	85,310	4,381
	Wumart Stores, Inc.	China	1,292,000	2,113

	Total			25,964

	Energy (8.0%)
	China Shenhua Energy Co., Ltd. - Class H	China	1,767,000	5,560
	Gazprom OAO, ADR	Russia	491,034	4,198
	INPEX Corp.	Japan	183,300	2,346
*	Lamprell PLC	United Arab Emirates	828,360	1,924
	NovaTek OAO GDR	Russia	16,700	2,286
	Petroleo Brasileiro SA, ADR	Brazil	406,244	5,598
	Reliance Industries, Ltd.	India	366,055	5,291
*	TMK-GDR Reg S	Russia	110,600	1,304

	Total			28,507

	Common Stocks (99.0%)	Country	Shares/ $ Par	Value $ (000’s)

	Financials (22.0%)
	Banco Santander Brasil SA	Brazil	277,600	1,645
	Bangkok Bank PCL	Thailand	1,026,700	5,562
	BM&FBOVESPA SA	Brazil	567,800	2,662
	Bolsa Mexicana de Valores SAB de CV	Mexico	442,500	1,015
	Brasil Brokers Participacoes SA	Brazil	512,200	1,270
	Brasil Insurance Participacoes e Administracao SA	Brazil	279,600	2,163
	Cathay Financial Holding Co., Ltd.	Taiwan	2,442,000	3,953
	China Construction Bank Corp. - Class H	China	8,309,020	6,269
	China Pacific Insurance Group Co., Ltd. - Class H	China	1,278,600	5,013
	Compartamos SAB de CV	Mexico	560,630	1,047
*	Concentradora Fibra Danhos SA de CV	Mexico	895,400	1,721
	Concentradora Fibra Hotelera Mexicana SA de CV	Mexico	764,600	1,224
	Credicorp, Ltd.	Bermuda	10,912	1,448
	Grupo Financiero Banorte SAB de CV	Mexico	266,900	1,867
	Hana Financial Group, Inc.	South Korea	120,290	5,004
	Hang Lung Properties, Ltd.	Hong Kong	1,110,000	3,521
	Housing Development Finance Corp., Ltd.	India	650,874	8,397
	Itau Unibanco Holding SA, ADR	Brazil	195,947	2,659
	Kasikornbank PCL	Thailand	276,600	1,334
	Komercni Banka AS	Czech Republic	15,679	3,490
*	Macquarie Mexico Real Estate Management SA de CV	Mexico	961,800	1,913
	Multiplan Empreendimentos Imobiliarios SA	Brazil	54,039	1,143
	Sberbank of Russia	Russia	1,945,860	5,978
	Standard Chartered PLC	United Kingdom	232,825	5,206
	Turkiye Garanti Bankasi AS	Turkey	983,883	3,187

	Total			78,691

	Health Care (2.4%)
	Fleury SA	Brazil	135,000	1,053
*	Genomma Lab Internacional SAB de CV - Class B	Mexico	597,600	1,669
	OdontoPrev SA	Brazil	584,600	2,436
*	Qualicorp SA	Brazil	158,600	1,513
	Top Glove Corp. Bhd	Malaysia	1,179,000	2,026

	Total			8,697

	Industrials (6.4%)
*	51job, Inc., ADR	China	26,730	2,082
	All - America Latina Logistica SA	Brazil	300,000	834
	CCR SA	Brazil	145,960	1,099

The Accompanying Notes are an Integral Part of the Financial Statements.

78	Emerging Markets Equity Portfolio

Emerging Markets Equity Portfolio

	Common Stocks (99.0%)	Country	Shares/ $ Par	Value $ (000’s)

	Industrials continued
	Copa Holdings SA	Panama	8,760	1,403
*	Diana Shipping, Inc.	Hong Kong	160,280	2,130
	Glory, Ltd.	Japan	109,900	2,844
	Kroton Educacional SA	Brazil	125,456	2,088
	LPS Brasil - Consultoria de Imoveis SA	Brazil	234,000	1,432
	Mills Estruturas e Servicos de Engenharia SA	Brazil	158,200	2,213
	Multiplus SA	Brazil	75,700	960
*	Promotora y Operadora de Infraestructura SAB de CV	Mexico	100,000	1,202
	Sinotruk Hong Kong, Ltd.	China	1,890,500	1,063
	Thermax, Ltd.	India	130,817	1,485
*	TK Corp.	South Korea	100,277	2,095

	Total			22,930

	Information Technology (18.0%)
	Asustek Computer, Inc.	Taiwan	40,000	360
*	Cognizant Technology Solutions Corp.	United States	82,750	8,356
	Hon Hai Precision Industry Co., Ltd.	Taiwan	2,559,776	6,880
	MediaTek, Inc.	Taiwan	187,000	2,783
	NAVER Corp.	South Korea	8,631	5,921
	Samsung Electronics Co., Ltd.	South Korea	10,949	14,234
*	Seoul Semiconductor Co., Ltd.	South Korea	60,253	2,306
	Siliconware Precision Industries Co.	Taiwan	5,270,000	6,295
	Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	4,203,290	14,879
	VTech Holdings, Ltd.	Bermuda	180,600	2,348

	Total			64,362

	Materials (6.8%)
	Anhui Conch Cement Co., Ltd. - Class H	China	1,181,500	4,380
*	Fibria Celulose SA	Brazil	166,700	1,954
	Gerdau SA, ADR	Brazil	260,510	2,042
	Grupo Mexico SAB de CV - Series B	Mexico	701,101	2,315
	Iluka Resources, Ltd.	Australia	483,907	3,729
	Steel Authority of India, Ltd.	India	1,838,161	2,153
*	Usinas Siderurgicas de Minas Gerais SA - Class A	Brazil	275,700	1,661

	Common Stocks (99.0%)	Country	Shares/ $ Par	Value $ (000’s)

	Materials continued
	Vale SA, ADR	Brazil	399,017	6,085

	Total			24,319

	Telecommunication Services (6.7%)
	America Movil SAB de CV - Series L, ADR	Mexico	163,080	3,811
	China Mobile, Ltd.	Hong Kong	192,000	1,987
	China Unicom Hong Kong, Ltd.	Hong Kong	3,994,000	5,965
	Mobile Telesystems OAO, ADR	Russia	186,693	4,038
	MTN Group, Ltd.	South Africa	128,515	2,659
	PT XL Axiata Tbk	Indonesia	6,004,000	2,565
	Tim Participacoes SA, ADR	Brazil	40,589	1,065
*	Turkcell Iletisim Hizmetleri AS	Turkey	360,290	1,903

	Total			23,993

	Utilities (2.1%)
	Aguas Andinas SA - Class A	Chile	1,270,828	822
*	Alupar Investimento SA	Brazil	169,800	1,169
	CESC, Ltd.	India	344,497	2,593
	EDP - Energias do Brasil SA	Brazil	357,700	1,721
	Tractebel Energia SA	Brazil	75,700	1,153

	Total			7,458

	Total Foreign Common Stocks
	(Cost: $347,742)			353,743

	Short-Term Investments (1.4%)

	Commercial Paper (1.4%)
	HSBC USA, Inc., 0.00%, 1/2/14	United States	4,961,000	4,961

	Total			4,961

	Total Short-Term Investments
	(Cost: $4,961)			4,961

	Total Investments (100.4%)
	(Cost: $352,703)(a)			358,704

	Other Assets, Less
	Liabilities (-0.4%)			(1,451)

	Net Assets (100.0%)			357,253

The Accompanying Notes are an Integral Part of the Financial Statements.

Emerging Markets Equity Portfolio	79

Emerging Markets Equity Portfolio

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

GDR after the name of a security represents—Global Depositary Receipt.

GDR Reg S after the name of a security represents—Global Depositary Receipt exempt from registration under Regulation S of the Securities Act of 1933

(a)	At December 31, 2013, the aggregate cost of securities for federal tax purposes (in thousands) was $354,845 and the net unrealized appreciation of investments based on that cost was $3,859 which is comprised of $32,745 aggregate gross unrealized appreciation and $28,886 aggregate gross unrealized depreciation.

Investments Percentage by Country is based on Net Assets:
Brazil	17.0%
South Korea	12.2%
Hong Kong	10.1%
Taiwan	9.8%
China	8.7%
India	7.5%
Russia	5.7%
Mexico	5.6%
Other	23.8%
Total	100.4%

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2013. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks
Consumer Discretionary	$67,662	$1,160	$-
Consumer Staples	23,277	2,687	-
Financials	72,713	5,978	-
All Others	180,266	-	-
Short-Term Investments	-	4,961	-
Total	$343,918	$14,786	$-

During the year ended December 31, 2013 there were transfers from Level 2 to Level 1 in the amount of $203,895 thousand. These transfers were the result of the use of fair value procedures on certain foreign securities in the portfolio on December 31, 2012. These securities did not require the use of fair value procedures on December 31, 2013. In addition there was a transfer from Level 1 to Level 2 in the amount of $5,978 thousand. This transfer is the result of a reduction in trading activity on the primary exchange, and the use of other observable inputs to value the security at December 31, 2013.

The Accompanying Notes are an Integral Part of the Financial Statements.

80	Emerging Markets Equity Portfolio

Money Market Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Maximum current income to the extent consistent with liquidity and stability of capital.	Invest in high quality, short-term, dollar-denominated money market instruments that present minimal credit risks.	$483 million

Portfolio Overview

Mason Street Advisors, LLC is the investment adviser for the Money Market Portfolio (the “Portfolio”). The Portfolio invests only in high quality, short term, dollar-denominated money market instruments that present minimal credit risks, as determined by management. The Portfolio attempts to maximize its return by trading to take advantage of changing money market conditions and trends. The Portfolio will also trade to take advantage of what are believed to be disparities in yield relationships between different money market instruments. This procedure may increase or decrease the Portfolio’s yield depending upon management’s ability to correctly time and execute such transactions. The Portfolio may invest more than 25% of its total assets in domestic or dollar-denominated foreign bank obligations.

Market Overview

The combination of slow economic growth and low inflation continued to hold down money market yields. The Federal Reserve (“the Fed”) extended its short-term interest rate policy during 2013, keeping its rate target in a range between 0% and 0.25% for the entire year. The Fed also extended the timeframe for near-zero interest rates, indicating that the current rate target would be maintained “well past the time” that unemployment falls below 6.5% if inflation remains below 2.0%.

Fed policies are important for money market investors, because they determine rates on money market securities. Record low Fed rate policy meant continued historically low yields on Treasury bills and LIBOR (the London interbank offered rate), two prominent money market benchmarks. Against that backdrop, the Merrill Lynch® 3-Month T-Bill Index returned just 0.07% for the full year. By way of comparison, stocks and bonds returned 32.20% and (2.02%), as measured by the S&P 500® Index and Barclays® Aggregate Bond Index, respectively.

Portfolio Results

The Portfolio returned 0.10% for the twelve months ended December 31, 2013; by comparison, the Portfolio’s benchmark, the Merrill Lynch® 3-Month Treasury Bill (T-Bill) Index (the “Index”), returned 0.07%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The Portfolio outperformed the (0.03%) average return of the Money Market Funds peer group tracked by Lipper® Analytical Services, an independent mutual fund ranking agency. As of December 31, 2013, the Portfolio’s 7-day yield was 0.03%.

The Portfolio’s absolute return reflects the historically low yields currently available on money market instruments. Relative to the peer group and Index, performance benefited from the management fee waiver that was in place during the period. The Portfolio’s investment adviser waived the entire management fee (30 basis points) through the first six months of 2013, and waived most of the management fee (20 basis points) for the second half of the reporting period. In the absence of the fee waiver, the Portfolio’s return would have been lower. With respect to Portfolio positioning, the Portfolio maintained a conservative bias, with high standards for liquidity and credit quality. The Portfolio limited its exposure to European financial institutions. In addition, the portfolio manager continued to look for opportunities to diversify the Portfolio’s holdings amid steady commercial paper issuance in 2013.

Money Market Portfolio	81

Money Market Portfolio (unaudited)

Portfolio Manager Outlook

The key determinant of money market rates is Fed interest rate policy. The Fed has indicated that short-term interest rates are likely to stay low beyond its 6.5% employment target as long as inflation remains below 2.0%. As a result, money market investors should expect low yields to persist for some time. Rapid improvement in the labor market could eventually provide justification for somewhat higher interest rates. In the meantime, we will work hard to maximize the Portfolio’s yield consistent with maintaining safety and liquidity.

Because the Portfolio may invest a significant portion of its assets in securities of companies in the banking related or Financial Services industry, developments affecting that industry may have a disproportionate impact on the Portfolio, including interest rate risk, credit risk, and risks associated with regulatory changes.

AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NOT INSURED OR GUARANTEED

BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT

AGENCY. ALTHOUGH THE MONEY MARKET PORTFOLIO SEEKS TO PRESERVE THE VALUE

OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING

IN THE MONEY MARKET PORTFOLIO.

82	Money Market Portfolio

Money Market Portfolio

Schedule of Investments

December 31, 2013

Money Market Investments (100.0%)	Shares/ $ Par	Value $ (000’s)

Autos (7.9%)
American Honda Finance Corp., 0.242%, 12/5/14	13,000,000	13,000
American Honda Finance Corp., 0.368%, 4/8/14 144A	5,000,000	5,002
Toyota Motor Credit Corp., 0.13%, 1/21/14	7,000,000	6,999
Toyota Motor Credit Corp., 0.244%, 7/14/14	13,000,000	13,000

Total		38,001

Commercial Banks Non-US (8.9%)
Barclays Bank PLC, 1.284%, 1/13/14	7,970,000	7,973
Royal Bank of Canada/New York, 0.31%, 1/30/14	15,000,000	15,000
Toronto Dominion Holdings USA, Inc., 0.14%, 1/15/14 144A	20,000,000	19,999

Total		42,972

Commercial Banks US (8.3%)
Bank of America NA, 0.20%, 2/19/14	6,000,000	6,000
Bank of America NA, 1.656%, 1/30/14	7,500,000	7,507
US Bank NA, 0.15%, 1/31/14	19,000,000	19,000
Wells Fargo Corp., 0.14%, 2/13/14	7,500,000	7,499

Total		40,006

Federal Government & Agencies (6.7%)
Federal Home Loan Bank, 0.05%, 1/2/14	8,600,000	8,600
Federal Home Loan Bank, 0.07%, 3/31/14	6,300,000	6,299
Federal Home Loan Bank, 0.09%, 2/21/14	10,000,000	9,999
Federal Home Loan Bank, 0.10%, 3/26/14	7,700,000	7,698

Total		32,596

Finance Services (11.8%)
Alpine Securitization, 0.12%, 1/14/14 144A	4,800,000	4,800
Alpine Securitization, 0.12%, 1/22/14 144A	7,200,000	7,199
Alpine Securitization, 0.17%, 2/10/14 144A	7,000,000	6,999
Govco LLC, 0.14%, 2/3/14 144A	8,000,000	7,999
Govco LLC, 0.15%, 2/6/14 144A	8,000,000	7,999
Govco LLC, 0.15%, 3/18/14 144A	3,000,000	2,999

Money Market Investments (100.0%)	Shares/ $ Par	Value $ (000’s)

Finance Services continued
Liberty Street Funding LLC, 0.13%, 1/6/14 144A	8,000,000	8,000
Liberty Street Funding LLC, 0.13%, 1/10/14 144A	7,200,000	7,200
Liberty Street Funding LLC, 0.17%, 2/18/14 144A	3,800,000	3,799

Total		56,994

Government (22.6%)
US Treasury, 0.25%, 2/28/14	15,000,000	15,004
US Treasury, 0.25%, 3/31/14	5,000,000	5,002
US Treasury, 1.25%, 4/15/14	14,000,000	14,046
US Treasury, 1.75%, 1/31/14	10,000,000	10,014
US Treasury, 1.75%, 3/31/14	30,000,000	30,122
US Treasury, 1.875%, 4/30/14	15,000,000	15,087
US Treasury, 2.625%, 6/30/14	5,000,000	5,063
US Treasury, 4.25%, 8/15/14	4,800,000	4,923
US Treasury, 4.75%, 5/15/14	9,750,000	9,918

Total		109,179

Information Technology (5.5%)
Cisco Systems, Inc., 0.493%, 3/14/14	5,006,000	5,008
Google, Inc., 0.05%, 1/7/14 144A	6,500,000	6,500
Google, Inc., 0.12%, 5/13/14 144A	5,100,000	5,098
Microsoft Corp., 0.08%, 2/12/14 144A	10,000,000	9,999

Total		26,605

Machinery (5.6%)
Caterpillar Financial Services Corp., 0.07%, 1/6/14	8,000,000	8,000
John Deere Bank SA, 0.07%, 1/22/14 144A	3,000,000	3,000
John Deere Bank SA, 0.09%, 1/8/14 144A	6,000,000	6,000
John Deere Bank SA, 0.10%, 1/10/14 144A	10,000,000	9,999

Total		26,999

Miscellaneous Business Credit Institutions (7.5%)
General Electric Capital, 0.06%, 2/28/14	4,500,000	4,500

Money Market Investments (100.0%)	Shares/ $ Par	Value $ (000’s)

Miscellaneous Business Credit Institutions continued
General Electric Capital, 0.07%, 1/3/14	5,400,000	5,400
General Electric Capital, 0.12%, 3/3/14	9,000,000	8,998
Jupiter Securitization Co. LLC, 0.12%, 2/10/14 144A	10,200,000	10,199
Jupiter Securitization Co. LLC, 0.15%, 3/19/14 144A	5,000,000	4,998
Jupiter Securitization Co. LLC,0.17%, 3/28/14 144A	2,300,000	2,299

Total		36,394

Oil & Gas (2.7%)
BP Capital Markets PLC, 0.843%, 3/11/14	13,110,000	13,125

Total		13,125

Personal Credit Institutions (6.1%)
Old Line Funding LLC, 0.13%, 1/21/14 144A	4,200,000	4,200
Old Line Funding LLC, 0.15%, 3/19/14 144A	9,000,000	8,997
Thunder Bay Funding LLC, 0.12%, 1/10/14 144A	11,100,000	11,100
Thunder Bay Funding LLC, 0.17%, 4/28/14 144A	5,000,000	4,997

Total		29,294

The Accompanying Notes are an Integral Part of the Financial Statements.

Money Market Portfolio	83

Money Market Portfolio

Money Market Investments (100.0%)	Shares/ $ Par	Value $ (000’s)

Short Term Business Credit (6.4%)
Atlantic Asset Securitization LLC, 0.13%, 1/23/14 144A	6,000,000	6,000
Atlantic Asset Securitization LLC, 0.14%, 1/24/14 144A	6,900,000	6,899
Atlantic Asset Securitization LLC, 0.16%, 1/17/14 144A	6,100,000	6,100
Sheffield Receivables Corp., 0.18%, 3/4/14 144A	5,000,000	4,998
Sheffield Receivables Corp., 0.18%, 3/5/14 144A	7,000,000	6,998

Total		30,995

Total Money Market Investments
(Cost: $483,160)		483,160

Total Investments (100.0%)
(Cost: $483,160)		483,160

Other Assets, Less Liabilities (0.0%)		22

Net Assets (100.0%)		483,182

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013 the value of these securities (in thousands) was $200,376 representing 41.5% of the net assets.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2013. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
US Government & Agency Bonds	$-	$141,775	$-
Corporate Bonds	-	79,616	-
Commercial Paper	-	261,769	-
Total	$-	$483,160	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

84	Money Market Portfolio

Short-Term Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Provide as high a level of current income as is consistent with prudent investment risk.	Invest in a diversified portfolio of investment grade debt securities.	$196 million

Portfolio Overview

Mason Street Advisors, LLC is the investment adviser for the Short-Term Bond Portfolio (the “Portfolio”). Normally, the Portfolio invests in a diversified portfolio of investment grade debt securities. The Portfolio may invest up to 20% of net assets in non-investment grade, high yield/high risk bonds (so called “junk bonds”) and up to 30% of net assets in foreign securities. Debt securities may be of any duration, but under normal market conditions, the Portfolio attempts to maintain an effective duration (the percentage price change of the Portfolio, stated in years, for a given change in interest rates, and adjusted for prepayments and yield curve shifts for mortgage based securities) of between zero and three years, and a dollar weighted average maturity of not more than three years. The adviser uses both a “top down” and “bottom up” investment approach to construct the portfolio of investments. The top down investment approach involves an evaluation of the overall economic environment and its potential impact on the level and direction of interest rates. The bottom up investment approach focuses on fundamental research of issuers to identify issuers that appear to have strong relative credit quality, solid balance sheets, improving company specific fundamentals and free cash flows.

Market Overview

The broad bond market, as measured by the Barclays® U.S. Aggregate Index, posted a negative return during 2013, as rising interest rates and volatility weighed on annual returns. Slow economic growth and low inflation drove interest rates lower during the first half of the year, while uncertainty about monetary policy led to bond market volatility during the second half of the year. In May 2013, the Federal Reserve (the “Fed”) discussed a possible reduction in the amount of bond purchasing, but ultimately chose to continue purchasing bonds in September 2013, which surprised many investors. The Fed continued its efforts to stimulate the economy by buying $85 billion in U.S. Treasury and mortgage bonds each month through 2013. In December, the Fed affirmed that it would gradually slow bond purchases beginning in 2014.

The Fed’s May announcement meant less support for the economy and less demand for U.S. government bonds, leading to a selloff in global financial markets. Longer-term Treasurys suffered the biggest drop in price during the year, as their lower coupon and higher interest rate sensitivity worked against total return. Mortgage-backed securities (MBS) also posted negative returns, as rising interest rates led to lower prices and slower refinancing activity, which extended their interest rate sensitivity.

At the other end of the spectrum, high yield and investment grade corporate bonds posted positive returns for the year. Although interest rates rose across the entire bond market, the premium paid for credit risk fell, as corporate profits remained relatively strong, balance sheets improved and defaults declined. The higher yields of corporate bonds generated enough income to offset modest price declines. Corporate bond issuance also continued at a fast pace, as companies sought to refinance higher-cost debt and fund business activity.

Portfolio Results

The Portfolio returned 0.55% for the twelve months ended December 31, 2013. By comparison, the Portfolio’s benchmark, the Barclays® U.S. Aggregate 1-3 Year Index (the “Index”), returned 0.64%. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The Portfolio outpaced the 0.08% average return of its Short-Intermediate Investment Grade Debt Funds peer group, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s absolute return reflects the low interest rate environment and performance of short-term investment grade bonds generally. Relative to the Index, Treasury futures contracts, which are used to manage the Portfolio’s duration and yield curve exposure, were the primary detractor during the reporting period. The biggest source of positive relative performance was security selection. Within the Portfolio’s corporate bond allocation, picking individual bonds helped relative performance, particularly in the banking sector. Credit selection also worked well among asset-backed securities. Similarly, holding an overweight position in corporate bonds and an underweight in Treasurys helped relative performance. The Portfolio’s interest rate sensitivity was somewhat less than that of the Index during the reporting period, which helped relative performance.

Portfolio Manager Outlook

We are taking a cautious view of 2014, as we believe the bond market still faces significant risks. We believe that interest rates may gradually increase during the year, which could work against bond returns, particularly longer-dated U.S. Treasurys. Similarly, the yield premium for corporate bonds is near its all-time low, which leaves little room for gains related to improving credit conditions. Nevertheless, the low level of inflation could provide some support for bonds in the year ahead.

We believe the market environment in 2014 will provide fewer opportunities to generate excess return. The low level of corporate bond yields means that interest rate positioning could be the largest determinant of relative performance. As such, we will enter the year with slightly less interest rate sensitivity than the benchmark and a small overweight in corporate bonds. We will closely monitor the economy and level of interest rates, seeking opportunities to lower the Portfolio’s interest rate sensitivity.

Short-Term Bond Portfolio	85

Short-Term Bond Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2013
	1 Year	5 Years	Since Inception*
Short-Term Bond Portfolio	0.55%	2.77%	2.95%
Barclays® U.S. Aggregate 1-3 Years Index	0.64%	2.25%	3.10%
Lipper® Variable Insurance Products (VIP) Short-Intermediate Investment Grade Debt Funds Average	0.08%	3.22%	–

*	Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance. A portion of the Portfolio’s assets may be invested in lower quality debt securities which may present a significant risk for loss of principal and interest. High yield bonds generally have greater price swings and higher default risks than investment grade bonds.

Currently, interest rates are at unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

The Portfolio may invest in derivative instruments to adjust the Portfolio’s duration and yield curve exposure, to hedge foreign currency exposure or for any other permissible purporse keeping with its investment objective. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

86	Short-Term Bond Portfolio

Short-Term Bond Portfolio (unaudited)

Top 10 Fixed Income Holdings 12/31/13

Security Description	% of Net Assets
US Treasury, Various	27.6%
Federal Home Loan Mortgage Corp., Various	19.9%
Federal Home Loan Mortgage Corp. 5, Series 4092, Class CL, 1.25%, 6/15/27	1.6%
Trade MAPS, Ltd., Series 2013-1A, Class A, 0.87%, 12/10/18	1.2%
Ford Credit Auto Owner Trust1, Series 2009-E, Class D, 5.53%, 5/15/16	1.1%
DBRR Trust, Series 2013-EZ3, Class A, 1.636%, 12/18/49	1.0%
Honda Auto Receivables Owner Trust, Series 2013-1, Class A3, 0.48%, 11/21/16	1.0%
Citibank Credit Card Issuance Trust, Series 2013-A6, Class A6, 1.32%, 9/7/18	0.9%
Residential Asset Securities Corp., Series 2006-KS4, Class A3, 0.315%, 6/25/36	0.9%
Federal Home Loan Mortgage Corp., Series 3718, Class BC, 2.00%, 2/15/25	0.7%

Sector Allocation 12/31/13

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

The Corporate Bonds sector includes bonds of companies and governments headquartered outside the United States.

The Government and Structured Product categories include domestic taxable bonds.

Consistent with the Portfolio’s stated parameters, no more than 30% of the Portfolio is invested in foreign securities, and no more than 20% is invested in high yield securities.

Short-Term Bond Portfolio	87

Short-Term Bond Portfolio

Schedule of Investments

December 31, 2013

Corporate Bonds (27.7%)	Shares/ $ Par	Value $ (000’s)

Aerospace & Defense (0.3%)
The Boeing Co., 0.95%, 5/15/18	250,000	240
L-3 Communications Corp., 3.95%, 11/15/16	300,000	318

Total		558

Autos & Vehicle Parts (1.2%)
American Honda Finance Corp., 2.125%, 10/10/18	250,000	249
Daimler Finance North America LLC, 2.375%, 8/1/18 144A	125,000	125
Daimler Finance North America LLC, 2.625%, 9/15/16 144A	375,000	388
Ford Motor Credit Co. LLC, 2.375%, 1/16/18	250,000	252
Ford Motor Credit Co. LLC, 3.00%, 6/12/17	250,000	260
General Motors Co., 3.50%, 10/2/18 144A	250,000	256
General Motors Financial Co., Inc., 2.75%, 5/15/16 144A	250,000	253
Nissan Motor Acceptance Corp., 4.50%, 1/30/15 144A	30,000	31
PACCAR, Inc., 6.875%, 2/15/14	45,000	45
Toyota Motor Credit Corp., 2.00%, 10/24/18	500,000	500

Total		2,359

Banking (5.6%)
Ally Financial, Inc., 2.75%, 1/30/17	250,000	251
American Express Credit Corp., 2.375%, 3/24/17	250,000	257
Bank of America Corp., 2.00%, 1/11/18	600,000	599
Bank of America Corp., 2.60%, 1/15/19	265,000	266
Bank of America Corp., 3.625%, 3/17/16	125,000	132
Bank of Montreal, 1.30%, 7/15/16	250,000	252
The Bank of New York Mellon Corp., 1.35%, 3/6/18	250,000	245
Bank of Nova Scotia, 1.375%, 7/15/16	500,000	506
BNP Paribas SA, 2.40%, 12/12/18	250,000	250
Canadian Imperial Bank of Commerce, 1.55%, 1/23/18	415,000	406

Corporate Bonds (27.7%)	Shares/ $ Par	Value $ (000’s)

Banking continued
Canadian Imperial Bank of Commerce, 2.35%, 12/11/15	30,000	31
Citigroup, Inc., 1.75%, 5/1/18	850,000	836
Fifth Third Bank, 4.75%, 2/1/15	600,000	625
The Goldman Sachs Group, Inc., 2.90%, 7/19/18	250,000	254
The Goldman Sachs Group, Inc., 6.25%, 9/1/17	500,000	572
HSBC Bank NA/New York NY, 6.00%, 8/9/17	250,000	281
JPMorgan Chase & Co., 1.625%, 5/15/18	250,000	245
JPMorgan Chase & Co., 1.80%, 1/25/18	850,000	843
KeyBank NA/Cleveland OH, 7.413%, 5/6/15	250,000	271
Morgan Stanley, 2.125%, 4/25/18	250,000	248
Morgan Stanley, 3.80%, 4/29/16	250,000	264
Nordea Bank AB, 3.125%, 3/20/17 144A	325,000	340
PNC Bank NA, 4.875%, 9/21/17	250,000	275
Royal Bank of Canada, 1.45%, 9/9/16	500,000	507
Standard Chartered PLC, 3.20%, 5/12/16 144A	270,000	282
Standard Chartered PLC, 3.85%, 4/27/15 144A	160,000	166
SunTrust Banks, Inc., 2.35%, 11/1/18	215,000	214
The Toronto-Dominion Bank, 1.40%, 4/30/18	170,000	165
The Toronto-Dominion Bank, 2.625%, 9/10/18	350,000	357
U.S. Bancorp, 3.442%, 2/1/16	450,000	469
Wells Fargo & Co., 5.625%, 12/11/17	600,000	688

Total		11,097

Capital Goods (0.1%)
Caterpillar Financial Services Corp., 2.65%, 4/1/16	200,000	207

Total		207

Conglomerate & Diversified Manufacturing (0.2%)
Eaton Corp., 1.50%, 11/2/17	335,000	328

Corporate Bonds (27.7%)	Shares/ $ Par	Value $ (000’s)

Conglomerate & Diversified Manufacturing continued
Roper Industries, Inc., 2.05%, 10/1/18	180,000	175

Total		503

Consumer Products & Retailing (1.5%)
Colgate-Palmolive Co., 0.90%, 5/1/18	175,000	167
CVS Caremark Corp., 1.20%, 12/5/16	250,000	250
CVS Caremark Corp., 2.25%, 12/5/18	250,000	250
Delhaize Group, 6.50%, 6/15/17	250,000	281
The Home Depot, Inc., 2.25%, 9/10/18	500,000	507
Nordstrom, Inc., 6.75%, 6/1/14	145,000	149
Reckitt Benckiser Treasury Services PLC, 2.125%, 9/21/18 144A	280,000	278
Unilever Capital Corp., 2.75%, 2/10/16	250,000	260
Walgreen Co., 1.80%, 9/15/17	255,000	257
Wal-Mart Stores, Inc., 1.125%, 4/11/18	500,000	485

Total		2,884

Electric Utilities (4.2%)
Arizona Public Service Co., 4.65%, 5/15/15	262,000	275
Consumers Energy Co., 5.50%, 8/15/16	500,000	557
The Dayton Power & Light Co., 1.875%, 9/15/16 144A	465,000	469
Dominion Resources, Inc., 6.00%, 11/30/17	500,000	572
Duke Energy Corp., 2.10%, 6/15/18	115,000	114
Duke Energy Indiana, Inc., 0.596%, 7/11/16	500,000	501
Entergy Corp., 4.70%, 1/15/17	340,000	366
Entergy Mississippi, Inc., 3.25%, 6/1/16	500,000	522
Exelon Corp., 4.90%, 6/15/15	250,000	264
FirstEnergy Corp., 2.75%, 3/15/18	250,000	246
Jersey Central Power & Light Co., 5.65%, 6/1/17	250,000	276
MidAmerican Energy Co., 2.40%, 3/15/19	500,000	504
Nevada Power Co., 5.95%, 3/15/16	250,000	276

The Accompanying Notes are an Integral Part of the Financial Statements.

88	Short-Term Bond Portfolio

Short-Term Bond Portfolio

Corporate Bonds (27.7%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
NextEra Energy Capital Holding, Inc., 2.60%, 9/1/15	500,000	513
NextEra Energy Capital Holdings, Inc., 1.20%, 6/1/15	250,000	251
Northeast Utilities, 1.45%, 5/1/18	105,000	102
NSTAR Electric Co., 0.478%, 5/17/16	440,000	439
Peco Energy Co., 1.20%, 10/15/16	500,000	501
Public Service Co. of Colorado, 5.80%, 8/1/18	500,000	579
Public Service Electric & Gas Co., 2.30%, 9/15/18	400,000	403
Southern Electric Generating Co., 2.20%, 12/1/18 144A	140,000	137
Westar Energy, Inc., 8.625%, 12/1/18	300,000	383

Total		8,250

Energy (1.2%)
Anadarko Petroleum Corp., 5.95%, 9/15/16	250,000	278
Apache Corp., 5.625%, 1/15/17	300,000	337
Canadian Natural Resources, Ltd., 5.70%, 5/15/17	250,000	281
EnCana Holdings Finance Corp., 5.80%, 5/1/14	105,000	107
National Oilwell Varco, Inc., 1.35%, 12/1/17	105,000	103
Noble Energy, Inc., 8.25%, 3/1/19	250,000	311
Petrohawk Energy Corp., 6.25%, 6/1/19	500,000	551
Talisman Energy, Inc., 5.125%, 5/15/15	245,000	258
Transocean, Inc., 2.50%, 10/15/17	75,000	76

Total		2,302

Entertainment (0.3%)
Time Warner, Inc., 3.15%, 7/15/15	135,000	140
Viacom, Inc., 2.50%, 9/1/18	250,000	252
Viacom, Inc., 4.375%, 9/15/14	250,000	256

Total		648

Finance (0.5%)
General Electric Capital Corp., 2.30%, 4/27/17	900,000	925

Total		925

Corporate Bonds (27.7%)	Shares/ $ Par	Value $ (000’s)

Food & Beverage (1.9%)
Anheuser-Busch InBev Finance, Inc., 1.25%, 1/17/18	750,000	734
Coca-Cola Femsa, SAB de CV, 2.375%, 11/26/18	325,000	322
ConAgra Foods, Inc., 1.90%, 1/25/18	285,000	280
Diageo Capital PLC, 1.125%, 4/29/18	500,000	482
Dr. Pepper Snapple Group, Inc., 6.82%, 5/1/18	250,000	295
Heineken NV, 1.40%, 10/1/17 144A	280,000	275
Mead Johnson Nutrition Co., 3.50%, 11/1/14	200,000	204
Mondelez International, Inc., 4.125%, 2/9/16	400,000	424
Pernod Ricard SA, 2.95%, 1/15/17 144A	250,000	258
SABMiller Holdings, Inc., 2.45%, 1/15/17 144A	250,000	256
WM Wrigley Jr. Co., 1.40%, 10/21/16 144A	60,000	60
WM Wrigley Jr. Co., 2.00%, 10/20/17 144A	80,000	80
WM Wrigley Jr. Co., 2.40%, 10/21/18 144A	65,000	65

Total		3,735

Foreign Agencies (0.5%)
Eksportfinans ASA, 2.00%, 9/15/15	1,000,000	985

Total		985

Healthcare (0.7%)
Baxter International, Inc., 0.95%, 6/1/16	250,000	250
Express Scripts Holding Co., 2.65%, 2/15/17	355,000	366
Express Scripts Holding Co., 3.125%, 5/15/16	60,000	63
McKesson Corp., 1.40%, 3/15/18	275,000	264
Stryker Corp., 3.00%, 1/15/15	135,000	138
Thermo Fisher Scientific, Inc., 2.40%, 2/1/19	65,000	64
Thermo Fisher Scientific, Inc., 3.25%, 11/20/14	175,000	179

Total		1,324

Insurance (1.8%)
ACE INA Holdings, Inc., 5.80%, 3/15/18	250,000	285
Aetna, Inc., 1.50%, 11/15/17	110,000	108
American International Group, Inc., 5.85%, 1/16/18	445,000	510

Corporate Bonds (27.7%)	Shares/ $ Par	Value $ (000’s)

Insurance continued
Berkshire Hathaway Finance Corp., 1.30%, 5/15/18	250,000	244
The Hartford Financial Services Group, Inc., 4.00%, 10/15/17	250,000	266
Marsh & McLennan Cos., Inc., 2.55%, 10/15/18	160,000	160
Metropolitan Life Global Funding I, 1.50%, 1/10/18 144A	250,000	243
Metropolitan Life Global Funding I, 3.125%, 1/11/16 144A	250,000	261
Prudential Covered Trust 2012-1, 2.997%, 9/30/15 144A	297,502	307
Prudential Financial, Inc., 6.00%, 12/1/17	250,000	288
UnitedHealth Group, Inc., 1.40%, 10/15/17	320,000	316
WellPoint, Inc., 1.875%, 1/15/18	100,000	99
WellPoint, Inc., 5.25%, 1/15/16	350,000	378

Total		3,465

Media (0.5%)
Comcast Corp., 4.95%, 6/15/16	250,000	273
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 1.75%, 1/15/18	250,000	245
Discovery Communications LLC, 3.70%, 6/1/15	180,000	187
Time Warner Cable, Inc., 5.85%, 5/1/17	250,000	273

Total		978

Metals & Mining (0.2%)
Goldcorp, Inc., 2.125%, 3/15/18	95,000	93
Rio Tinto Finance USA PLC, 2.25%, 12/14/18	250,000	249

Total		342

Oil & Gas (1.2%)
BG Energy Capital PLC, 2.875%, 10/15/16 144A	500,000	522
BP Capital Markets PLC, 1.846%, 5/5/17	500,000	505
Chevron Corp., 1.718%, 6/24/18	250,000	249
Shell International Finance BV, 1.125%, 8/21/17	350,000	345
Shell International Finance BV, 1.90%, 8/10/18	250,000	249

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio	89

Short-Term Bond Portfolio

Corporate Bonds (27.7%)	Shares/ $ Par	Value $ (000’s)

Oil & Gas continued
Total Capital Canada, Ltd., 1.45%, 1/15/18	250,000	247
Total Capital SA, 2.125%, 8/10/18	250,000	251

Total		2,368

Pharmaceuticals (0.8%)
AbbVie, Inc., 1.75%, 11/6/17	750,000	749
Actavis, Inc., 1.875%, 10/1/17	115,000	114
Merck & Co., Inc., 1.30%, 5/18/18	250,000	243
Mylan, Inc., 1.80%, 6/24/16 144A	75,000	77
Mylan, Inc., 2.55%, 3/28/19	95,000	94
Mylan, Inc., 2.60%, 6/24/18 144A	80,000	80
Perrigo Co., PLC, 1.30%, 11/8/16 144A	180,000	179
Perrigo Co., PLC, 2.30%, 11/8/18 144A	125,000	123

Total		1,659

Pipelines (1.5%)
CenterPoint Energy Resources Corp., 6.15%, 5/1/16	250,000	276
Energy Transfer Partners LP, 5.95%, 2/1/15	400,000	422
Enterprise Products Operating LLC, 3.20%, 2/1/16	100,000	104
Enterprise Products Operating LLC, 6.50%, 1/31/19	250,000	293
Kinder Morgan Energy Partners LP, 2.65%, 2/1/19	165,000	163
NiSource Finance Corp., 5.25%, 9/15/17	250,000	276
Oneok Partners LP, 3.20%, 9/15/18	250,000	256
ONEOK Partners LP, 3.25%, 2/1/16	230,000	239
Spectra Energy Partners LP, 2.95%, 6/15/16	521,000	541
Williams Partners LP/Williams Partners Financial Corp., 7.25%, 2/1/17	275,000	317

Total		2,887

Real Estate Investment Trusts (0.7%)
ERP Operating LP, 6.584%, 4/13/15	275,000	295
Health Care REIT, Inc., 3.625%, 3/15/16	290,000	304
Simon Property Group LP, 1.50%, 2/1/18 144A	250,000	243

Corporate Bonds (27.7%)	Shares/ $ Par	Value $ (000’s)

Real Estate Investment Trusts continued
Ventas Realty LP, 1.55%, 9/26/16	500,000	504

Total		1,346

Services (0.1%)
Waste Management, Inc., 2.60%, 9/1/16	200,000	207

Total		207

Technology (1.1%)
Adobe Systems, Inc., 3.25%, 2/1/15	250,000	257
Apple, Inc., 1.00%, 5/3/18	200,000	194
EMC Corp., 1.875%, 6/1/18	250,000	247
International Business Machines Corp., 5.70%, 9/14/17	500,000	574
Oracle Corp., 2.375%, 1/15/19	250,000	252
Oracle Corp., 5.75%, 4/15/18	250,000	289
Total System Services, Inc., 2.375%, 6/1/18	75,000	73
Xerox Corp., 4.25%, 2/15/15	250,000	259

Total		2,145

Telecommunications (1.2%)
America Movil SAB de CV, 2.375%, 9/8/16	75,000	77
America Movil SAB de CV, 3.625%, 3/30/15	140,000	144
American Tower Corp., 4.50%, 1/15/18	250,000	268
AT&T, Inc., 1.40%, 12/1/17	400,000	394
CC Holdings GS V LLC/Crown Castle GS III Corp., 2.381%, 12/15/17	230,000	228
Orange SA, 4.375%, 7/8/14	250,000	255
Verizon Communications, Inc., 1.10%, 11/1/17	200,000	195
Verizon Communications, Inc., 2.50%, 9/15/16	350,000	362
Verizon Communications, Inc., 3.65%, 9/14/18	335,000	355

Total		2,278

Transportation (0.4%)
Burlington Northern Santa Fe LLC, 5.75%, 3/15/18	750,000	855

Total		855

Total Corporate Bonds
(Cost: $53,881)		54,307

	Governments (47.1%)	Shares/ $ Par	Value $ (000’s)

	Governments (47.1%)
	Federal Home Loan Mortgage Corp., 2.25%, 1/23/17	750,000	751
	Federal Home Loan Mortgage Corp., 4.375%, 7/17/15	35,430,000	37,659
(b)	US Treasury, 0.25%, 9/30/15	26,160,000	26,137
(b)	US Treasury, 0.25%, 12/31/15	26,070,000	26,001
	US Treasury, 1.375%, 9/30/18	475,000	469
	US Treasury, 2.75%, 11/15/23	1,550,000	1,514

	Total Governments
	(Cost: $92,513)		92,531

	Municipal Bonds (1.0%)

	Municipal Bonds (1.0%)
	Florida Hurricane Catastrophe Fund Finance Corp., Series 2013A, 1.298%, 7/1/16 RB	200,000	200
	Florida Hurricane Catastrophe Fund Finance Corp., Series 2013A, 2.107%, 7/1/18 RB	190,000	185
	Louisiana Public Facilities Authority, Series 2008-ELL, 5.75%, 2/1/19 RB	49,108	52
	Province of Ontario Canada, 2.00%, 9/27/18 GO	1,000,000	1,002
	State of Illinois, Series 2010-3, 4.79%, 4/1/16 GO	300,000	318
	State of Illinois, Series 2011, 4.961%, 3/1/16 GO	195,000	208

	Total Municipal Bonds
	(Cost: $1,950)		1,965

	Structured Products (20.4%)

	Structured Products (20.4%)
	AEP Texas Central Transition Funding LLC, 5.17%, 1/1/18	700,000	776

The Accompanying Notes are an Integral Part of the Financial Statements.

90	Short-Term Bond Portfolio

Short-Term Bond Portfolio

Structured Products (20.4%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Ally Auto Receivables Trust, Series 2012-2, Class B, 1.76%, 2/15/17 144A	750,000	760
Banc of America Commercial Mortgage Trust, Series 2006-4, Class AM, 5.675%, 7/10/46	650,000	709
Bear Stears Commercial Mortgage Securities Trust, Inc., Series 2007-PW17, Class AAB, 5.703%, 6/11/50	557,813	576
Capital One Multi-Asset Execution Trust, 0.96%, 9/16/19	500,000	498
Citibank Credit Card Issuance Trust, Series 2013-A6, Class A6, 1.32%, 9/7/18	1,750,000	1,762
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class AM, 6.132%, 12/10/49	237,000	263
Commercial Mortgage Trust, Series 2006-GG7, Class AM, 5.82%, 7/10/38	500,000	546
Commercial Mortgage Trust, Series 2001-J2A, Class C, 6.586%, 7/16/34	502,739	566
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C1, Class B, 4.855%, 1/15/37	319,446	319
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5, Class AM, 5.10%, 8/15/38	285,000	303
DBRR Trust, Series 2012-EZ1, Class A, 0.946%, 9/25/45 144A	245,734	246
DBRR Trust, Series 2013-EZ3, Class A, 1.636%, 12/18/49	1,985,820	1,989
Discover Card Master Trust I, Series 2012-B3, Class B3, 0.617%, 5/15/18	1,000,000	998
FDIC Structured Sale Guaranteed Notes, Series 2010-S2, Class 2A, 2.57%, 7/29/47 144A	435,071	433
Federal Home Loan Mortgage Corp., Series 4092, Class CL, 1.25%, 6/15/27	3,369,041	3,201

Structured Products (20.4%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal Home Loan Mortgage Corp., Series K009, Class X1, 1.490%, 8/25/20 IO	2,357,920	172
Federal Home Loan Mortgage Corp., Series 3718, Class BC, 2.00%, 2/15/25	1,317,375	1,318
Federal Home Loan Mortgage Corp., 5.00%, 4/1/18	101,908	108
Federal Home Loan Mortgage Corp., 5.50%, 5/1/22	478,867	521
Federal National Mortgage Association, Series 2010-95, Class BK, 1.50%, 2/25/20	1,162,731	1,180
Federal National Mortgage Association, Series 2013-74, Class AD, 2.00%, 7/25/23	1,099,735	1,099
Federal National Mortgage Association, Series 2011-113, Class AG, 2.5%, 11/25/26	631,097	641
Federal National Mortgage Association, 3.00%, 6/1/22	606,318	629
Federal National Mortgage Association, 6.00%, 8/1/22	266,704	293
Ford Credit Auto Owner Trust, Series 2013-B, Class A3, 0.57%, 10/15/17	1,000,000	1,001
Ford Credit Auto Owner Trust, Series 2011-B, Class B, 2.27%, 1/15/17	200,000	205
Ford Credit Auto Owner Trust, Series 2011-A, Class D, 3.21%, 7/15/17	110,000	113
Ford Credit Auto Owner Trust, Series 2009-E, Class D, 5.53%, 5/15/16 144A	2,128,000	2,149
Ford Credit Floorplan Master Owner Trust, Series 2013-1, Class A1, 0.85%, 1/15/18	400,000	400
GCCFC Commercial Mortgage Trust, Series 2007-GG9, Class AM, 5.475%, 3/10/39	210,000	223
GCCFC Commercial Mortgage Trust, Series 2007, Class AM, 5.867%, 12/10/49	223,080	244

Structured Products (20.4%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Golden Credit Card Trust, Series 2012-5A, Class A, 0.79%, 9/15/17 144A	725,000	726
Honda Auto Receivables Owner Trust, Series 2013-1, Class A3, 0.48%, 11/21/16	1,930,000	1,931
Honda Auto Receivables Owner Trust, Series 2012-2, Class A4, 0.91%, 5/15/18	150,000	151
John Deere Owner Trust, Series 2012-A, Class A4, 0.99%, 6/15/18	600,000	603
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2004-CB8, Class A1A, 4.158%, 1/12/39 144A	367,815	369
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class AM, 5.44%, 5/15/45	485,000	532
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class A4, 5.863%, 4/15/45	935,805	1,022
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class AM, 5.863%, 4/15/45	730,000	804
LB-UBS Commercial Mortgage Trust, Series 2004-C6, Class A6, 5.02%, 8/15/29	261,947	265
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class AM, 5.413%, 9/15/39	400,000	440
M&T Bank Auto Receivables Trust, Series 2013-1A, Class A3, 1.06%, 11/15/17	500,000	503
MASTR Asset Securitization Trust, Series 2003-10, Class 1A1, 5.25%, 11/25/23	22,973	23
Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class AM, 5.280%, 11/12/37	360,000	385
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AM, 5.856%, 9/12/49	680,000	761
Morgan Stanley Capital I Trust, Series 2005-HQ6, Class AJ, 5.073%, 8/13/42	600,000	628

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio	91

Short-Term Bond Portfolio

Structured Products (20.4%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Morgan Stanley Capital I Trust, Series 2007-IQ13, Class AM, 5.406%, 3/15/44	247,867	269
Nissan Auto Lease Trust, Series 2013-A, Class A3, 0.61%, 4/15/16	1,000,000	1,000
Residential Asset Securities Corp., Series 2006-KS4, Class A3, 0.315%, 6/25/36	1,787,055	1,760
Santander Drive Auto Receivables Trust, Series 2011-1, Class B, 2.35%, 11/16/15	97,982	98
Santander Drive Auto Receivables Trust, Series 2011-3, Class C, 3.09%, 5/15/17	200,000	204
Trade MAPS, Ltd., Series 2013-1A, Class A, 0.87%, 12/10/18	2,400,000	2,404
Wachovia Bank Commerical Mortgage Trust, Series 2006-C28, Class AM, 5.603%, 10/15/48	315,000	338
Wells Fargo Mortgage Backed Securities Trust, Series 2004-EE, Class 2A2, 2.613%, 12/25/34	509,670	515

Total Structured Products
(Cost: $40,001)		39,972

	Short Term Investments (3.1%)	Shares/ $ Par	Value $ (000’s)

	Commercial Paper (3.1%)
(b)	Alpine Securitization Corp., 0.12%, 1/6/14 144A	500,000	500
(b)	Atlantic Asset Securitization LLC, 0.14%, 1/21/14 144A	1,000,000	1,000
(b)	Federal Home Loan Bank, 0.06%, 2/21/14	500,000	500
(b)	Johnson Controls, Inc., 0.20%, 1/6/14 144A	1,000,000	1,000
(b)	Kellogg Co., 0.10%, 1/9/14 144A	1,000,000	1,000
(b)	Liberty Street Funding LLC, 0.13%, 1/6/14 144A	1,000,000	1,000
(b)	Xcel Energy, Inc., 0.18%, 1/13/14 144A	1,000,000	1,000

	Total		6,000

	Total Short-Term Investments
	(Cost: $6,000)		6,000

	Total Investments (99.3%)
	(Cost: $194,345)(a)		194,775

	Other Assets, Less Liabilities (0.7%)		1,423

	Net Assets (100.0%)		196,198

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013 the value of these securities (in thousands) was $15,937 representing 8.1% of the net assets.

IO — Interest Only Security

GO — General Obligation

RB — Revenue Bond

(a)	At December 31, 2013, the aggregate cost of securities for federal tax purposes (in thousands) was $194,349 and the net unrealized appreciation of investments based on that cost was $426 which is comprised of $974 aggregate gross unrealized appreciation and $548 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
US Five Year Treasury Note Futures (Short) (Total Notional Value at December 31, 2013, $15,231)	126	3/14	$197
US Long Treasury Bond Futures (Short) (Total Notional Value at December 31, 2013, $128)	1	3/14	- (m)
US Ten Year Treasury Note Futures (Short) (Total Notional Value at December 31, 2013, $11,159)	89	3/14	208
US Two Year Treasury Note Futures (Long) (Total Notional Value at December 31, 2013, $27,529)	125	3/14	(53)
US Ultra Long Treasury Bond Futures (Short) (Total Notional Value at December 31, 2013, $276)	2	3/14	3

(m)	Amount is less than one thousand.

The Accompanying Notes are an Integral Part of the Financial Statements.

92	Short-Term Bond Portfolio

Short-Term Bond Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2013. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
US Government & Agency Bonds	$-	$92,531	$-
Municipal Bonds	-	1,965	-
Corporate Bonds	-	54,307	-
Structured Products	-	34,174	5,798
Short-Term Investments	-	6,000	-
Other Financial Instruments^
Futures	408	-	-
Total Assets	$408	$188,977	$5,798
Liabilities:
Other Financial Instruments^
Futures	$(53)	$-	$-
Total Liabilities	$(53)	$-	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

During the year ended Decmeber 31, 2013, there were transfers from Level 2 to Level 3 in the amount of $972 thousand. The transfers were the result of of a change in the valuation methods used by a third party vendor to utilize a broker quote. Previously the third party vendor provided evaluated prices based on inputs that were more observable.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2013. (Amounts in thousands)

Category	Market Value 12/31/12	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers in at Market Value	Transfers out at Market Value	Market Value 12/31/13	Net Change in Unrealized Appreciation/ (Depreciation) on Invetments Held at 12/31/13
Structured Products	$550	$4,398	$(6)	$-	$-	$(116)	$972	$-	$5,798	$(116)

The following is a summary of signifiant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.

Category	Market Value 12/31/13 (in thousands)	Valuation Technique	Unobservable Inputs	Range of Input Value(s)
Structured Products	$5,798	ThirdPartyVendor	Broker Quotes#	99.50 - 100.184

#	Changes to the broker quotes would result in direct and proportional changes in the fair value of the security

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio	93

Select Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Provide as high a level of total return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders’ capital.	Invest in a diversified portfolio of investment grade debt securities with maturities exceeding one year.	$1.7 billion

Portfolio Overview

Mason Street Advisors, LLC is the investment adviser for the Select Bond Portfolio (the “Portfolio”). Normally, the Portfolio invests in a diversified portfolio of investment grade debt securities with maturities exceeding one year. The Portfolio may invest up to 20% of net assets in non-investment grade, high yield/high risk bonds (so called “junk bonds”) and up to 30% of net assets in foreign securities. Debt securities may be of any duration, but under normal market conditions, the Portfolio attempts to maintain an effective duration (the percentage price change of the Portfolio, stated in years, for a given change in interest rates, and adjusted for prepayments and yield curve shifts for mortgage based securities) of between three and eight years, and a dollar weighted average maturity of between five and ten years. The Portfolio uses both a “top down” and “bottom up” investment approach to construct the portfolio of investments. The top down investment approach involves an evaluation of the overall economic environment and its potential impact on the level and direction of interest rates. The bottom up investment approach focuses on fundamental research of issuers to identify issuers that appear to have strong relative credit quality, solid balance sheets, improving company specific fundamentals and free cash flows.

Market Overview

The broad bond market, as measured by the Barclays® U.S. Aggregate Index, posted a negative return during 2013, as rising interest rates and volatility weighed on annual returns. Slow economic growth and low inflation drove interest rates lower during the first half of the year, while uncertainty about monetary policy led to bond market volatility during the second half of the year. In May 2013, the Federal Reserve (the “Fed”) discussed a possible reduction in the amount of bond purchasing, but ultimately chose to continue purchasing bonds in September 2013, which surprised many investors. The Fed continued its efforts to stimulate the economy by buying $85 billion in U.S. Treasury and mortgage bonds each month through 2013. In December, the Fed affirmed that it would gradually slow bond purchases beginning in 2014.

The Fed’s May announcement meant less support for the economy and less demand for U.S. government bonds, leading to a selloff in global financial markets. Longer-term Treasurys suffered the biggest drop in price during the year, as their lower coupon and higher interest rate sensitivity worked against total return. Mortgage-backed securities (MBS) also posted negative returns, as rising interest rates led to lower prices and slower refinancing activity, which extended their interest rate sensitivity.

At the other end of the spectrum, high yield and investment grade corporate bonds posted positive returns for the year. Although interest rates rose across the entire bond market, the premium paid for credit risk fell, as corporate profits remained relatively strong, balance sheets improved and defaults declined. The higher yields of corporate bonds generated enough income to offset modest price declines. Corporate bond issuance also continued at a fast pace, as companies sought to refinance higher-cost debt and fund business activity.

Portfolio Results

The Portfolio returned (2.16%) for the twelve months ended December 31, 2013. By comparison, the Portfolio’s benchmark, the Barclays® U.S. Aggregate Index (the “Index”), returned (2.02%). (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The Portfolio underperformed the (1.29%) average return of its Corporate Debt Funds A-Rated peer group, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s absolute return reflects the rising interest rate environment and the negative performance of the overall bond market, as measured by the Index. The Portfolio’s interest rate sensitivity was somewhat less than that of the Index during the reporting period. That helped relative performance, although positioning along the bond maturity spectrum detracted from performance. As a tool in managing the Portfolio’s duration and yield curve exposure during the year, Treasury futures contracts were used.

The biggest source of positive relative performance was security selection. Within MBS, the portfolio managers selected individual mortgage securities with lower coupons relative to other MBS and favorable loan-to-value ratios for the underlying properties. When rates rose, these securities generally held their value much better than higher coupon mortgages, which experienced a larger increase in interest rate sensitivity and more downside. Similarly, holding a small amount of high-yield corporate bonds and an underweight in Treasurys helped relative performance, as did avoiding emerging market sovereign bonds.

94	Select Bond Portfolio

Select Bond Portfolio (unaudited)

Portfolio Manager Outlook

We are taking a cautious view of 2014, as we believe the bond market still faces significant risks. We believe that interest rates may gradually increase during the year, which could work against bond returns, particularly longer-dated U.S. Treasurys. Similarly, the yield premium for corporate bonds is near its all-time low, which leaves little room for gains related to improving credit conditions. Nevertheless, the low level of inflation could provide some support for bonds in the year ahead.

We believe the market environment in 2014 will provide fewer opportunities to generate excess return. The low level of corporate bond yields means that interest rate positioning could be the largest determinant of relative performance. As such, we will enter the year with slightly less interest rate sensitivity than the benchmark and a small overweight in corporate bonds. We will closely monitor the economy and level of interest rates, seeking opportunities to lower the Portfolio’s interest rate sensitivity.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2013
	1 Year	5 Years	10 Years
Select Bond Portfolio	-2.16%	5.11%	4.58%
Barclays® U.S. Aggregate Index	-2.02%	4.44%	4.55%
Lipper® Variable Insurance Products (VIP) Corporate Debt Funds A-Rated Average	-1.29%	6.85%	4.33%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/03. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance. A portion of the Portfolio’s assets may be invested in lower quality debt securities which may present a significant risk for loss of principal and interest. High yield bonds generally have greater price swings and higher default risks than investment grade bonds.

Currently, interest rates are at unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

The Portfolio may invest in derivative instruments to adjust the Portfolio’s duration and yield curve exposure, to hedge foreign currency exposure or for any other permissible purporse keeping with its investment objective. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Select Bond Portfolio	95

Select Bond Portfolio (unaudited)

Top 10 Fixed Income Holdings 12/31/13

Security Description	% of Net Assets
US Treasury, Various	30.9%
Federal Home Loan Mortgage Corp., Various	16.0%
Federal National Mortgage Association, Various	9.6%
Federal Home Loan Mortgage Corp. TBA, 3.50%, 1/1/43	1.2%
Verizon Communications, Inc., Various	0.7%
JPMorgan Chase & Co., Various	0.6%
Citigroup, Inc., Various	0.5%
Bank of America Corp., Various	0.5%
Morgan Stanley, Various	0.5%
General Electric Capital Corp., Various	0.4%

Sector Allocation 12/31/13

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

The Corporate Bonds sector includes bonds of companies and governments headquartered outside the United States.

The Government and Structured Product categories include domestic taxable bonds.

Consistent with the Portfolio’s stated parameters, no more than 30% of the Portfolio is invested in foreign securities, and no more than 20% is invested in high yield securities.

96	Select Bond Portfolio

Select Bond Portfolio

Schedule of Investments

December 31, 2013

Corporate Bonds (27.5%)	Shares/ $ Par	Value $ (000’s)

Aerospace & Defense (0.5%)
BAE Systems Holdings, Inc., 6.375%, 6/1/19 144A	740,000	856
Boeing Capital Corp., 2.125%, 8/15/16	745,000	769
General Dynamics Corp., 2.25%, 11/15/22	900,000	808
L-3 Communications Corp., 4.75%, 7/15/20	360,000	374
L-3 Communications Corp., 4.95%, 2/15/21	1,515,000	1,585
L-3 Communications Corp., 5.20%, 10/15/19	950,000	1,027
Litton Industries, Inc., 6.75%, 4/15/18	1,000,000	1,163
Lockheed Martin Corp., 3.35%, 9/15/21	315,000	312
Lockheed Martin Corp., 4.07%, 12/15/42	267,000	233
Lockheed Martin Corp., 7.65%, 5/1/16	500,000	577
Raytheon Co., 3.125%, 10/15/20	1,000,000	1,001

Total		8,705

Autos & Vehicle Parts (1.0%)
American Honda Finance Corp., 2.125%, 2/28/17 144A	1,520,000	1,537
American Honda Finance Corp., 2.125%, 10/10/18	1,250,000	1,245
Daimler Finance North America LLC, 2.375%, 8/1/18 144A	410,000	409
Daimler Finance North America LLC, 2.625%, 9/15/16 144A	125,000	129
Daimler Finance North America LLC, 3.00%, 3/28/16 144A	1,545,000	1,604
Ford Motor Co., 7.45%, 7/16/31	1,180,000	1,445
Ford Motor Credit Co. LLC, 2.375%, 1/16/18	1,500,000	1,515
Ford Motor Credit Co. LLC, 5.75%, 2/1/21	1,255,000	1,406
General Motors Co., 3.50%, 10/2/18 144A	900,000	920
General Motors Co., 4.875%, 10/2/23 144A	900,000	911
General Motors Financial Co., Inc., 2.75%, 5/15/16 144A	1,095,000	1,109
General Motors Financial Co., Inc., 3.25%, 5/15/18 144A	435,000	435

Corporate Bonds (27.5%)	Shares/ $ Par	Value $ (000’s)

Autos & Vehicle Parts continued
PACCAR, Inc., 6.875%, 2/15/14	140,000	141
Toyota Motor Credit Corp., 1.75%, 5/22/17	1,845,000	1,854
Toyota Motor Credit Corp., 3.30%, 1/12/22	1,800,000	1,801
Volkswagen International Finance NV, 2.875%, 4/1/16 144A	1,075,000	1,118

Total		17,579

Banking (4.8%)
Ally Financial, Inc., 2.75%, 1/30/17	2,345,000	2,354
American Express Co., 6.15%, 8/28/17	875,000	1,010
American Express Credit Corp., 1.30%, 7/29/16	550,000	554
Bank of America Corp., 2.60%, 1/15/19	1,060,000	1,065
Bank of America Corp., 3.30%, 1/11/23	1,925,000	1,822
Bank of America Corp., 3.625%, 3/17/16	555,000	584
Bank of America Corp., 3.75%, 7/12/16	335,000	356
Bank of America Corp., 5.75%, 12/1/17	985,000	1,121
Bank of Montreal, 2.55%, 11/6/22	1,025,000	937
The Bank of New York Mellon Corp., 3.55%, 9/23/21	2,025,000	2,072
Bank of Nova Scotia, 1.375%, 12/18/17	1,275,000	1,251
Barclays Bank PLC, 5.00%, 9/22/16	125,000	138
BNP Paribas SA, 2.40%, 12/12/18	2,510,000	2,512
Canadian Imperial Bank of Commerce, 1.55%, 1/23/18	1,170,000	1,144
Citigroup, Inc., 3.50%, 5/15/23	2,505,000	2,334
Citigroup, Inc., 3.953%, 6/15/16	6,155,000	6,548
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.875%, 2/8/22	410,000	412
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 4.50%, 1/11/21	325,000	345
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 5.75%, 12/1/43	1,505,000	1,595

Corporate Bonds (27.5%)	Shares/ $ Par	Value $ (000’s)

Banking continued
Deutsche Bank AG, 4.296%, 5/24/28	1,555,000	1,408
Fifth Third Bank, 4.75%, 2/1/15	1,215,000	1,266
The Goldman Sachs Group, Inc., 2.90%, 7/19/18	2,505,000	2,549
The Goldman Sachs Group, Inc., 5.95%, 1/18/18	1,895,000	2,155
The Goldman Sachs Group, Inc., 6.15%, 4/1/18	1,115,000	1,279
HSBC Bank PLC, 4.75%, 1/19/21 144A	30,000	33
HSBC Holdings PLC, 5.10%, 4/5/21	875,000	973
JPMorgan Chase & Co., 3.15%, 7/5/16	6,890,000	7,223
JPMorgan Chase & Co., 3.20%, 1/25/23	1,285,000	1,218
JPMorgan Chase & Co., 5.625%, 8/16/43	1,550,000	1,638
JPMorgan Chase & Co., 6.00%, 1/15/18	720,000	829
Merrill Lynch & Co., Inc., 6.40%, 8/28/17	3,110,000	3,586
Morgan Stanley, 3.75%, 2/25/23	1,410,000	1,372
Morgan Stanley, 3.80%, 4/29/16	1,175,000	1,243
Morgan Stanley, 4.10%, 5/22/23	640,000	619
Morgan Stanley, 4.75%, 3/22/17	1,830,000	1,997
Morgan Stanley, 5.00%, 11/24/25	2,490,000	2,497
Nordea Bank AB, 4.875%, 1/27/20 144A	440,000	481
The Northern Trust Co., 5.85%, 11/9/17 144A	250,000	281
Northern Trust Corp., 3.95%, 10/30/25	455,000	443
PNC Bank NA, 2.95%, 1/30/23	2,280,000	2,098
PNC Bank NA, 3.80%, 7/25/23	1,250,000	1,212
PNC Bank NA, 4.20%, 11/1/25	420,000	412
Royal Bank of Canada, 1.45%, 9/9/16	1,230,000	1,247
Royal Bank of Canada, 2.20%, 7/27/18	1,250,000	1,255
Royal Bank of Scotland Group PLC, 6.00%, 12/19/23	1,885,000	1,898

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio	97

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	Corporate Bonds (27.5%)	Shares/ $ Par	Value $ (000’s)

	Banking continued
	Royal Bank of Scotland Group PLC, 6.10%, 6/10/23	620,000	625
	The Royal Bank of Scotland PLC, 5.625%, 8/24/20	765,000	856
	Standard Chartered PLC, 3.20%, 5/12/16 144A	960,000	1,003
	Standard Chartered PLC, 5.20%, 1/26/24 144A	1,260,000	1,258
	State Street Corp., 2.875%, 3/7/16	585,000	609
	SunTrust Bank/Atlanta GA, 2.75%, 5/1/23	845,000	766
	SunTrust Banks, Inc., 6.00%, 9/11/17	570,000	646
	The Toronto-Dominion Bank, 2.625%, 9/10/18	1,230,000	1,254
	U.S. Bancorp, 3.442%, 2/1/16	1,065,000	1,111
	Wachovia Corp., 5.75%, 2/1/18	280,000	323
(d),(n)	Washington Mutual Bank, 6.75%, 5/20/36	520,000	-
(d),(n)	Washington Mutual Bank, 6.875%, 6/15/11	505,000	-
	Wells Fargo & Co., 1.50%, 1/16/18	1,815,000	1,803
	Wells Fargo & Co., 3.45%, 2/13/23	1,635,000	1,546
	Wells Fargo & Co., 4.60%, 4/1/21	1,085,000	1,189
	Wells Fargo & Co., 7.98%, 3/29/49	250,000	279

	Total		82,634

	Basic Materials (0.1%)
	Georgia-Pacific LLC, 5.40%, 11/1/20 144A	1,430,000	1,598
	Georgia-Pacific LLC, 7.75%, 11/15/29	90,000	114
	Northwestern University, 4.643%, 12/1/44	495,000	487

	Total		2,199

	Capital Goods (0.4%)
	Caterpillar Financial Services Corp., 1.625%, 6/1/17	855,000	860
	Caterpillar Financial Services Corp., 2.45%, 9/6/18	1,250,000	1,267
	Caterpillar, Inc., 3.803%, 8/15/42	710,000	597
	Deere & Co., 2.60%, 6/8/22	1,200,000	1,122
	John Deere Capital Corp., 0.70%, 9/4/15	900,000	904
	John Deere Capital Corp., 1.20%, 10/10/17	615,000	600

Corporate Bonds (27.5%)	Shares/ $ Par	Value $ (000’s)

Capital Goods continued
John Deere Capital Corp., 2.25%, 4/17/19	690,000	689
John Deere Capital Corp., 2.80%, 1/27/23	925,000	864

Total		6,903

Chemicals (0.4%)
Celanese US Holdings LLC, 4.625%, 11/15/22	625,000	598
E.I. du Pont de Nemours & Co., 3.625%, 1/15/21	1,500,000	1,531
Eastman Chemical Co., 7.25%, 1/15/24	110,000	127
LyondellBasell Industries NV, 5.00%, 4/15/19	475,000	527
LyondellBasell Industries NV, 6.00%, 11/15/21	605,000	696
Monsanto Co., 5.125%, 4/15/18	55,000	62
The Mosaic Co., 4.25%, 11/15/23	535,000	528
The Mosaic Co., 5.45%, 11/15/33	935,000	953
The Mosaic Co., 5.625%, 11/15/43	460,000	467
Praxair, Inc., 3.55%, 11/7/42	1,250,000	1,015

Total		6,504

Conglomerate & Diversified Manufacturing (0.4%)
Eaton Corp., 2.75%, 11/2/22	2,700,000	2,519
Honeywell International, Inc., 4.25%, 3/1/21	1,000,000	1,073
Ingersoll-Rand Global Holding Co., Ltd., 2.875%, 1/15/19 144A	300,000	296
Ingersoll-Rand Global Holding Co., Ltd., 4.25%, 6/15/23 144A	310,000	303
Roper Industries, Inc., 3.125%, 11/15/22	990,000	907
United Technologies Corp., 3.10%, 6/1/22	1,620,000	1,584
United Technologies Corp., 4.50%, 6/1/42	750,000	728

Total		7,410

Consumer Products & Retailing (2.1%)
Colgate-Palmolive Co., 2.10%, 5/1/23	1,465,000	1,292
Costco Wholesale Corp., 1.70%, 12/15/19	2,210,000	2,129
CVS Caremark Corp., 5.30%, 12/5/43	330,000	341
CVS Caremark Corp., 6.25%, 6/1/27	1,475,000	1,714
CVS Pass-Through Trust, 6.036%, 12/10/28	780,325	858
Delhaize Group SA, 4.125%, 4/10/19	1,140,000	1,172

Corporate Bonds (27.5%)	Shares/ $ Par	Value $ (000’s)

Consumer Products & Retailing continued
Delhaize Group SA, 5.70%, 10/1/40	470,000	446
The Gap, Inc., 5.95%, 4/12/21	1,650,000	1,823
The Home Depot, Inc., 2.25%, 9/10/18	2,190,000	2,220
The Home Depot, Inc., 3.75%, 2/15/24	940,000	936
The Home Depot, Inc., 4.40%, 4/1/21	250,000	270
The Home Depot, Inc., 5.40%, 3/1/16	250,000	274
The Home Depot, Inc., 5.875%, 12/16/36	585,000	675
The Kroger Co., 7.50%, 4/1/31	735,000	892
Limited Brands, Inc., 5.625%, 2/15/22	1,200,000	1,227
Lowe’s Cos., Inc., 3.80%, 11/15/21	200,000	206
Lowe’s Cos., Inc., 3.875%, 9/15/23	1,230,000	1,237
Macy’s Retail Holdings, Inc., 4.375%, 9/1/23	625,000	627
McDonald’s Corp., 2.625%, 1/15/22	1,000,000	953
McDonald’s Corp., 3.625%, 5/20/21	1,250,000	1,292
NIKE, Inc., 3.625%, 5/1/43	1,115,000	935
Nordstrom, Inc., 5.00%, 1/15/44 144A	1,250,000	1,236
Nordstrom, Inc., 6.25%, 1/15/18	330,000	382
Nordstrom, Inc., 7.00%, 1/15/38	225,000	288
The Procter & Gamble Co., 2.30%, 2/6/22	1,550,000	1,453
The Procter & Gamble Co., 5.55%, 3/5/37	460,000	526
Reckitt Benckiser Treasury Services PLC, 2.125%, 9/21/18 144A	1,000,000	995
SC Johnson & Son, Inc., 4.00%, 5/15/43 144A	560,000	486
Target Corp., 2.90%, 1/15/22	1,000,000	959
Target Corp., 6.50%, 10/15/37	405,000	480
TJX Cos., Inc., 2.50%, 5/15/23	665,000	602
Unilever Capital Corp., 2.20%, 3/6/19	1,875,000	1,873
Unilever Capital Corp., 4.25%, 2/10/21	1,000,000	1,072
Wal-Mart Stores, Inc., 1.95%, 12/15/18	615,000	613
Wal-Mart Stores, Inc., 2.80%, 4/15/16	450,000	471
Wal-Mart Stores, Inc., 3.25%, 10/25/20	735,000	751

The Accompanying Notes are an Integral Part of the Financial Statements.

98	Select Bond Portfolio

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Corporate Bonds (27.5%)	Shares/ $ Par	Value $ (000’s)

Consumer Products & Retailing continued
Wal-Mart Stores, Inc., 3.625%, 7/8/20	390,000	409
Wal-Mart Stores, Inc., 4.875%, 7/8/40	625,000	637
Wal-Mart Stores, Inc., 5.625%, 4/15/41	1,480,000	1,681

Total		36,433

Electric Utilities (2.8%)
AEP Texas Central Co., 6.65%, 2/15/33	575,000	664
Alabama Power Co., 3.95%, 6/1/21	1,170,000	1,192
Ameren Corp., 8.875%, 5/15/14	350,000	360
Appalachian Power Co., 4.60%, 3/30/21	590,000	633
Arizona Public Service Co., 5.05%, 9/1/41	535,000	549
Arizona Public Service Co., 8.75%, 3/1/19	115,000	146
Bruce Mansfield Unit, 6.85%, 6/1/34	361,412	381
Carolina Power & Light Co., 2.80%, 5/15/22	910,000	867
Carolina Power & Light Co., 4.10%, 3/15/43	1,900,000	1,752
Carolina Power & Light Co., 5.15%, 4/1/15	320,000	338
CenterPoint Energy, Inc., 6.50%, 5/1/18	375,000	438
Commonwealth Edison Co., 4.00%, 8/1/20	565,000	600
Commonwealth Edison Co., 5.875%, 2/1/33	100,000	113
Commonwealth Edison Co., 6.15%, 9/15/17	140,000	162
Connecticut Light & Power Co., 5.65%, 5/1/18	160,000	183
Consumers Energy Co., 3.375%, 8/15/23	390,000	380
Consumers Energy Co., 5.15%, 2/15/17	1,000,000	1,107
The Dayton Power & Light Co., 1.875%, 9/15/16 144A	1,150,000	1,159
The Detroit Edison Co., 3.45%, 10/1/20	635,000	650
The Detroit Edison Co., 5.45%, 2/15/35	105,000	109
Dominion Resources, Inc., 1.40%, 9/15/17	1,250,000	1,228
DTE Energy Co., 6.375%, 4/15/33	415,000	471
Duke Energy Corp., 6.25%, 6/15/18	50,000	58
Duke Energy Indiana, Inc., 3.75%, 7/15/20	1,180,000	1,223
Duke Energy Ohio, Inc., 3.80%, 9/1/23	225,000	225

Corporate Bonds (27.5%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
Entergy Corp., 5.125%, 9/15/20	1,310,000	1,384
Entergy Mississippi, Inc., 6.25%, 4/1/34	660,000	666
Exelon Generation Co. LLC, 4.25%, 6/15/22	1,250,000	1,198
Exelon Generation Co. LLC, 6.20%, 10/1/17	455,000	514
Jersey Central Power & Light Co., 4.70%, 4/1/24 144A	870,000	861
MidAmerican Energy Co., 2.40%, 3/15/19	1,230,000	1,239
Mississippi Power Co., 4.75%, 10/15/41	970,000	887
Monongahela Power Co., 5.40%, 12/15/43 144A	640,000	665
Nevada Power Co., 5.95%, 3/15/16	165,000	182
NextEra Energy Capital Holdings, Inc., 4.50%, 6/1/21	1,105,000	1,140
Northeast Utilities, 2.80%, 5/1/23	895,000	818
Northern States Power Co./MN, 2.60%, 5/15/23	1,255,000	1,153
NSTAR LLC, 4.50%, 11/15/19	55,000	60
NV Energy, Inc., 6.25%, 11/15/20	535,000	620
Ohio Edison Co., 6.875%, 7/15/36	130,000	153
Ohio Power Co., 5.375%, 10/1/21	600,000	669
Pacific Gas & Electric Co., 3.50%, 10/1/20	1,750,000	1,781
Pacific Gas & Electric Co., 3.85%, 11/15/23	330,000	328
Pacific Gas & Electric Co., 5.125%, 11/15/43	690,000	713
Pacific Gas & Electric Co., 5.625%, 11/30/17	300,000	340
PacifiCorp., 3.85%, 6/15/21	1,170,000	1,212
Peco Energy Co., 1.20%, 10/15/16	1,230,000	1,234
Peco Energy Co., 2.375%, 9/15/22	785,000	713
Potomac Electric Power Co., 6.50%, 11/15/37	170,000	211
PPL Capital Funding, Inc., 4.20%, 6/15/22	670,000	669
PPL Capital Funding, Inc., 4.70%, 6/1/43	940,000	847
PPL Energy Supply LLC, 6.50%, 5/1/18	145,000	161
Public Service Co. of Colorado, 2.50%, 3/15/23	635,000	578
Public Service Co. of Colorado, 3.20%, 11/15/20	785,000	789

Corporate Bonds (27.5%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
Public Service Co. of New Mexico, 5.35%, 10/1/21	650,000	694
Public Service Electric & Gas Co., 2.30%, 9/15/18	1,230,000	1,240
Public Service Electric & Gas Co., 3.50%, 8/15/20	685,000	706
Public Service Electric & Gas Co., 3.65%, 9/1/42	535,000	451
Puget Energy, Inc., 5.625%, 7/15/22	2,500,000	2,719
Puget Sound Energy, Inc., 6.274%, 3/15/37	370,000	440
San Diego Gas & Electric Co., 3.60%, 9/1/23	860,000	860
San Diego Gas & Electric Co., 6.125%, 9/15/37	170,000	203
South Carolina Electric & Gas Co., 6.05%, 1/15/38	265,000	310
Southern California Edison Co., 3.50%, 10/1/23	1,080,000	1,058
Southern Electric Generating Co., 2.20%, 12/1/18 144A	1,065,000	1,045
Tampa Electric Co., 5.40%, 5/15/21	95,000	107
Union Electric Co., 3.90%, 9/15/42	715,000	626
Union Electric Co., 6.40%, 6/15/17	140,000	161
Union Electric Co., 6.70%, 2/1/19	195,000	234
Virginia Electric & Power Co., 3.45%, 9/1/22	945,000	940
Virginia Electric & Power Co., 5.40%, 4/30/18	60,000	68

Total		48,635

Energy (1.4%)
Anadarko Petroleum Corp., 6.20%, 3/15/40	1,245,000	1,377
Anadarko Petroleum Corp., 6.375%, 9/15/17	1,140,000	1,309
Apache Corp., 3.25%, 4/15/22	1,000,000	985
Apache Corp., 4.75%, 4/15/43	605,000	587
Canadian Natural Resources, Ltd., 5.70%, 5/15/17	595,000	669
Canadian Natural Resources, Ltd., 5.85%, 2/1/35	140,000	148
Canadian Natural Resources, Ltd., 6.45%, 6/30/33	255,000	289
ConocoPhillips, 6.00%, 1/15/20	2,345,000	2,751
Continental Resources, Inc., 4.50%, 4/15/23	1,865,000	1,891
Devon Energy Corp., 1.875%, 5/15/17	595,000	599

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio	99

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Corporate Bonds (27.5%)	Shares/ $ Par	Value $ (000’s)

Energy continued
Devon Energy Corp., 3.25%, 5/15/22	910,000	868
Encana Corp., 3.90%, 11/15/21	795,000	789
Encana Corp., 6.50%, 2/1/38	325,000	357
Ensco PLC, 4.70%, 3/15/21	880,000	931
EOG Resources, Inc., 4.40%, 6/1/20	340,000	366
Marathon Oil Corp., 6.60%, 10/1/37	130,000	156
National Oilwell Varco, Inc., 1.35%, 12/1/17	195,000	192
National Oilwell Varco, Inc., 2.60%, 12/1/22	685,000	630
Noble Energy, Inc., 4.15%, 12/15/21	305,000	314
Noble Energy, Inc., 5.25%, 11/15/43	1,245,000	1,244
Noble Energy, Inc., 6.00%, 3/1/41	425,000	454
Occidental Petroleum Corp., 4.125%, 6/1/16	385,000	414
Petrohawk Energy Corp., 6.25%, 6/1/19	1,260,000	1,389
Sempra Energy, 2.30%, 4/1/17	1,020,000	1,033
Sempra Energy, 6.15%, 6/15/18	215,000	247
Talisman Energy, Inc., 3.75%, 2/1/21	1,055,000	1,021
Transocean, Inc., 6.375%, 12/15/21	960,000	1,079
Weatherford International, Ltd., 5.95%, 4/15/42	600,000	601
Whiting Petroleum Corp., 5.00%, 3/15/19	1,565,000	1,600

Total		24,290

Entertainment (0.3%)
Activision Blizzard, Inc., 5.625%, 9/15/21 144A	940,000	973
Historic TW, Inc., 6.625%, 5/15/29	880,000	1,010
Historic TW, Inc., 6.875%, 6/15/18	180,000	214
Time Warner, Inc., 5.35%, 12/15/43	1,300,000	1,317
Viacom, Inc., 4.25%, 9/1/23	735,000	733
Viacom, Inc., 5.85%, 9/1/43	625,000	657
The Walt Disney Co., 2.55%, 2/15/22	1,000,000	931

Total		5,835

Finance (0.5%)
General Electric Capital Corp., 3.10%, 1/9/23	1,760,000	1,670
General Electric Capital Corp., 5.625%, 5/1/18	3,635,000	4,174

	Corporate Bonds (27.5%)	Shares/ $ Par	Value $ (000’s)

	Finance continued
	General Electric Capital Corp./LJ VP Holdings LLC, 3.80%, 6/18/19 144A	1,550,000	1,624
(d)	Lehman Brothers Holdings, Inc., 5.50%, 4/4/16	385,000	82
(d)	Lehman Brothers Holdings, Inc., 6.875%, 5/2/18	480,000	104
	The NASDAQ OMX Group, Inc., 5.55%, 1/15/20	40,000	43

	Total		7,697

	Food & Beverage (1.6%)
	Anheuser-Busch Cos. LLC, 5.75%, 4/1/36	200,000	223
	Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22	1,575,000	1,457
	Anheuser-Busch InBev Worldwide, Inc., 5.375%, 1/15/20	1,180,000	1,354
	Anheuser-Busch InBev Worldwide, Inc., 8.20%, 1/15/39	1,260,000	1,843
	Archer-Daniels-Midland Co., 4.479%, 3/1/21	335,000	352
	Beam, Inc., 3.25%, 5/15/22	460,000	441
	The Coca-Cola Co., 2.50%, 4/1/23	1,200,000	1,101
	The Coca-Cola Co., 3.15%, 11/15/20	2,420,000	2,455
	Coca-Cola Femsa, SAB de CV, 2.375%, 11/26/18	1,220,000	1,211
	Coca-Cola Femsa, SAB de CV, 3.875%, 11/26/23	610,000	602
	Coca-Cola Femsa, SAB de CV, 5.25%, 11/26/43	835,000	855
	ConAgra Foods, Inc., 1.90%, 1/25/18	580,000	569
	ConAgra Foods, Inc., 4.65%, 1/25/43	635,000	583
	Diageo Capital PLC, 1.125%, 4/29/18	935,000	901
	Diageo Capital PLC, 2.625%, 4/29/23	680,000	620
	Diageo Capital PLC, 3.875%, 4/29/43	495,000	426
	General Mills, Inc., 3.15%, 12/15/21	900,000	881
	Heineken NV, 1.40%, 10/1/17 144A	430,000	422
	Heineken NV, 2.75%, 4/1/23 144A	645,000	578
	Kellogg Co., 3.25%, 5/21/18	375,000	390
	Kraft Foods Group, Inc., 2.25%, 6/5/17	285,000	289
	Kraft Foods Group, Inc., 5.375%, 2/10/20	480,000	542

Corporate Bonds (27.5%)	Shares/ $ Par	Value $ (000’s)

Food & Beverage continued
Kraft Foods Group, Inc., 6.125%, 8/23/18	750,000	874
Mead Johnson Nutrition Co., 4.90%, 11/1/19	960,000	1,047
Mondelez International, Inc., 6.50%, 2/9/40	1,485,000	1,775
PepsiCo, Inc., 2.75%, 3/5/22	1,000,000	950
PepsiCo, Inc., 7.90%, 11/1/18	345,000	431
Pernod-Ricard SA, 5.75%, 4/7/21 144A	840,000	926
SABMiller Holdings, Inc., 3.75%, 1/15/22 144A	920,000	923
WM Wrigley Jr. Co., 1.40%, 10/21/16 144A	180,000	180
WM Wrigley Jr. Co., 2.00%, 10/20/17 144A	240,000	239
WM Wrigley Jr. Co., 2.40%, 10/21/18 144A	200,000	199
WM Wrigley Jr. Co., 2.90%, 10/21/19 144A	475,000	471
WM Wrigley Jr. Co., 3.375%, 10/21/20 144A	305,000	301

Total		26,411

Foreign Agencies (0.4%)
Eksportfinans ASA, 2.00%, 9/15/15	3,000,000	2,955
Pemex Project Funding Master Trust, 6.625%, 6/15/35	200,000	210
Statoil ASA, 2.45%, 1/17/23	1,900,000	1,732
Statoil ASA, 2.90%, 11/8/20	1,865,000	1,853

Total		6,750

Gaming/Leisure/Lodging (0.1%)
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 4.25%, 5/30/23 144A	935,000	877

Total		877

Healthcare (0.4%)
Express Scripts Holding Co., 2.65%, 2/15/17	545,000	562
Express Scripts Holding Co., 3.125%, 5/15/16	220,000	230
Express Scripts Holding Co., 3.50%, 11/15/16	900,000	951
Express Scripts Holding Co., 3.90%, 2/15/22	285,000	285
Fresenius Medical Care US Finance II, Inc., 5.625%, 7/31/19 144A	620,000	670
Fresenius Medical Care US Finance II, Inc., 5.875%, 1/31/22 144A	465,000	490
McKesson Corp., 2.85%, 3/15/23	430,000	389

The Accompanying Notes are an Integral Part of the Financial Statements.

100	Select Bond Portfolio

Select Bond Portfolio

Corporate Bonds (27.5%)	Shares/ $ Par	Value $ (000’s)

Healthcare continued
Medco Health Solutions, Inc., 7.125%, 3/15/18	1,050,000	1,248
Tenet Healthcare Corp., 4.375%, 10/1/21	1,255,000	1,180
Thermo Fisher Scientific, Inc., 1.85%, 1/15/18	405,000	403
Thermo Fisher Scientific, Inc., 2.40%, 2/1/19	325,000	322
Thermo Fisher Scientific, Inc., 4.15%, 2/1/24	360,000	356
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	235,000	238

Total		7,324

Insurance (0.9%)
Aetna, Inc., 1.50%, 11/15/17	140,000	138
Aetna, Inc., 2.75%, 11/15/22	395,000	364
American International Group, Inc., 3.375%, 8/15/20	2,280,000	2,293
American International Group, Inc., 4.875%, 6/1/22	1,590,000	1,709
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22	1,250,000	1,198
Hartford Financial Services Group, Inc., 4.30%, 4/15/43	250,000	220
Marsh & McLennan Cos., Inc., 2.55%, 10/15/18	395,000	396
Marsh & McLennan Cos., Inc., 4.80%, 7/15/21	125,000	133
MassMutual Global Funding II, 2.30%, 9/28/15 144A	1,250,000	1,286
MetLife, Inc., 4.368%, 9/15/23	510,000	521
Metropolitan Life Global Funding I, 3.65%, 6/14/18 144A	1,340,000	1,413
New York Life Global Funding, 2.45%, 7/14/16 144A	1,140,000	1,180
Prudential Covered Trust 2012-1, 2.997%, 9/30/15 144A	1,759,500	1,814
Prudential Financial, Inc., 5.375%, 6/21/20	420,000	475
Prudential Financial, Inc., 5.70%, 12/14/36	145,000	156
UnitedHealth Group, Inc., 1.40%, 10/15/17	180,000	178
UnitedHealth Group, Inc., 2.75%, 2/15/23	210,000	192
UnitedHealth Group, Inc., 2.875%, 3/15/22	210,000	200
UnitedHealth Group, Inc., 3.95%, 10/15/42	90,000	76
UnitedHealth Group, Inc., 4.70%, 2/15/21	595,000	649

Corporate Bonds (27.5%)	Shares/ $ Par	Value $ (000’s)

Insurance continued
WellPoint, Inc., 3.125%, 5/15/22	105,000	98
WellPoint, Inc., 3.30%, 1/15/23	1,090,000	1,017
WellPoint, Inc., 3.70%, 8/15/21	45,000	45
WellPoint, Inc., 4.35%, 8/15/20	20,000	21

Total		15,772

Media (0.6%)
21st Century Fox America, Inc., 3.00%, 9/15/22	2,190,000	2,059
21st Century Fox America, Inc., 4.00%, 10/1/23 144A	265,000	262
21st Century Fox America, Inc., 5.40%, 10/1/43 144A	410,000	415
21st Century Fox America, Inc., 6.90%, 8/15/39	170,000	203
Comcast Corp., 2.85%, 1/15/23	2,725,000	2,519
Comcast Corp., 5.875%, 2/15/18	800,000	918
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.80%, 3/15/22	1,520,000	1,460
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 4.60%, 2/15/21	150,000	155
Discovery Communications LLC, 4.875%, 4/1/43	125,000	115
Discovery Communications LLC, 5.05%, 6/1/20	326,000	356
NBCUniversal Media LLC, 2.875%, 4/1/16	890,000	926
NBCUniversal Media LLC, 6.40%, 4/30/40	695,000	799

Total		10,187

Metals & Mining (0.7%)
Barrick North America Finance LLC, 4.40%, 5/30/21	820,000	789
Barrick North America Finance LLC, 6.80%, 9/15/18	375,000	431
BHP Billiton Finance USA, Ltd., 3.85%, 9/30/23	2,065,000	2,074
FMG Resources (August 2006) Pty, Ltd., 6.875%, 4/1/22 144A	1,875,000	2,044
Freeport-McMoRan Copper & Gold, Inc., 5.45%, 3/15/43	1,705,000	1,632
Goldcorp, Inc., 3.70%, 3/15/23	200,000	179

Corporate Bonds (27.5%)	Shares/ $ Par	Value $ (000’s)

Metals & Mining continued
Newmont Mining Corp., 3.50%, 3/15/22	305,000	260
Newmont Mining Corp., 6.25%, 10/1/39	245,000	217
Plains Exploration & Production Co., 6.125%, 6/15/19	550,000	601
Plains Exploration & Production Co., 6.50%, 11/15/20	385,000	425
Plains Exploration & Production Co., 6.75%, 2/1/22	685,000	755
Plains Exploration & Production Co., 6.875%, 2/15/23	550,000	613
Rio Tinto Finance USA, Ltd., 4.125%, 5/20/21	900,000	934
Rio Tinto Finance USA, Ltd., 9.00%, 5/1/19	225,000	294
Teck Resources, Ltd., 3.00%, 3/1/19	170,000	170

Total		11,418

Oil & Gas (1.0%)
BP Capital Markets PLC, 1.846%, 5/5/17	1,230,000	1,242
BP Capital Markets PLC, 2.50%, 11/6/22	2,155,000	1,962
BP Capital Markets PLC, 4.50%, 10/1/20	295,000	319
BP Capital Markets PLC, 4.75%, 3/10/19	1,936,000	2,158
Cenovus Energy, Inc., 4.45%, 9/15/42	1,255,000	1,130
Chevron Corp., 1.718%, 6/24/18	620,000	618
Chevron Corp., 2.427%, 6/24/20	300,000	292
Chevron Corp., 3.191%, 6/24/23	930,000	893
Husky Energy, Inc., 3.95%, 4/15/22	1,355,000	1,337
Husky Energy, Inc., 7.25%, 12/15/19	195,000	235
Petro-Canada, 6.05%, 5/15/18	480,000	553
Shell International Finance BV, 1.90%, 8/10/18	930,000	924
Shell International Finance BV, 4.30%, 9/22/19	2,303,000	2,524
Suncor Energy, Inc., 6.85%, 6/1/39	210,000	253
Total Capital International SA, 1.50%, 2/17/17	480,000	481
Total Capital SA, 2.125%, 8/10/18	930,000	934
Total Capital SA, 4.45%, 6/24/20	1,440,000	1,569

Total		17,424

The Accompanying Notes are an Integral Part of the Financial Statements.

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Corporate Bonds (27.5%)	Shares/ $ Par	Value $ (000’s)

Pharmaceuticals (1.2%)
AbbVie, Inc., 1.75%, 11/6/17	1,760,000	1,757
AbbVie, Inc., 2.90%, 11/6/22	1,085,000	1,014
Actavis, Inc., 1.875%, 10/1/17	135,000	134
Actavis, Inc., 3.25%, 10/1/22	360,000	336
Amgen, Inc., 3.875%, 11/15/21	1,500,000	1,541
Forest Laboratories, Inc., 5.00%, 12/15/21 144A	940,000	943
GlaxoSmithKline Capital, Inc., 6.375%, 5/15/38	425,000	520
Merck & Co., Inc., 2.80%, 5/18/23	625,000	579
Merck & Co., Inc., 3.875%, 1/15/21	2,145,000	2,262
Merck & Co., Inc., 4.75%, 3/1/15	500,000	525
Merck & Co., Inc., 5.75%, 11/15/36	250,000	281
Merck & Co., Inc., 6.40%, 3/1/28	125,000	151
Mylan, Inc., 3.125%, 1/15/23 144A	830,000	753
Mylan, Inc., 5.40%, 11/29/43	1,070,000	1,079
The Novartis Capital Corp., 2.40%, 9/21/22	1,860,000	1,705
Perrigo Co., PLC, 2.30%, 11/8/18 144A	315,000	311
Perrigo Co., PLC, 4.00%, 11/15/23 144A	490,000	481
Perrigo Co., PLC, 5.30%, 11/15/43 144A	400,000	393
Pfizer, Inc., 5.35%, 3/15/15	450,000	475
Roche Holdings, Inc., 6.00%, 3/1/19 144A	538,000	629
Sanofi-Aventis SA, 2.625%, 3/29/16	1,750,000	1,820
Teva Pharmaceutical Finance Co. BV, 2.95%, 12/18/22	920,000	833
Teva Pharmaceutical Finance IV LLC, 2.25%, 3/18/20	1,045,000	994
Wyeth LLC, 5.50%, 2/15/16	35,000	38
Wyeth LLC, 5.95%, 4/1/37	835,000	968

Total		20,522

Pipelines (1.5%)
CenterPoint Energy Resources Corp., 6.125%, 11/1/17	120,000	138
El Paso LLC, 7.00%, 6/15/17	420,000	475

Corporate Bonds (27.5%)	Shares/ $ Par	Value $ (000’s)

Pipelines continued
El Paso Pipeline Partners Operating Co. LLC, 4.70%, 11/1/42	500,000	428
El Paso Pipeline Partners Operating Co. LLC, 5.00%, 10/1/21	2,660,000	2,786
Enbridge, Inc., 4.00%, 10/1/23	1,230,000	1,208
Energy Transfer Partners LP, 4.15%, 10/1/20	840,000	852
Energy Transfer Partners LP, 4.65%, 6/1/21	460,000	473
Energy Transfer Partners LP, 6.05%, 6/1/41	1,205,000	1,235
Energy Transfer Partners LP, 6.70%, 7/1/18	440,000	511
Enterprise Products Operating LLC, 3.20%, 2/1/16	880,000	918
Enterprise Products Operating LLC, 4.85%, 3/15/44	1,265,000	1,190
Kinder Morgan Energy Partners LP, 6.375%, 3/1/41	1,150,000	1,241
Kinder Morgan Energy Partners LP, 6.50%, 2/1/37	200,000	219
Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18 144A	1,430,000	1,567
Kinder Morgan, Inc., 5.00%, 2/15/21 144A	875,000	862
Kinder Morgan, Inc., 5.625%, 11/15/23 144A	750,000	726
Magellan Midstream Partners LP, 5.15%, 10/15/43	610,000	601
Magellan Midstream Partners LP, 6.55%, 7/15/19	445,000	527
NiSource Finance Corp., 5.80%, 2/1/42	1,530,000	1,591
NiSource Finance Corp., 6.125%, 3/1/22	250,000	277
Oneok Partners LP, 5.00%, 9/15/23	615,000	639
Oneok Partners LP, 6.20%, 9/15/43	695,000	750
Plains All American Pipeline LP/PAA Finance Corp., 6.50%, 5/1/18	220,000	256
Spectra Energy Partners LP, 4.75%, 3/15/24	1,415,000	1,442
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.25%, 11/15/23 144A	1,560,000	1,396
TransCanada PipeLines, Ltd., 3.75%, 10/16/23	910,000	887
TransCanada PipeLines, Ltd., 5.00%, 10/16/43	910,000	897

Corporate Bonds (27.5%)	Shares/ $ Par	Value $ (000’s)

Pipelines continued
Williams Partners LP, 3.35%, 8/15/22	235,000	218
Williams Partners LP, 4.00%, 11/15/21	225,000	222
Williams Partners LP, 4.125%, 11/15/20	90,000	92
Williams Partners LP, 5.25%, 3/15/20	740,000	809

Total		25,433

Real Estate Investment Trusts (1.4%)
AvalonBay Communities, Inc., 2.85%, 3/15/23	705,000	635
Boston Properties LP, 3.125%, 9/1/23	320,000	292
Boston Properties LP, 3.80%, 2/1/24	625,000	599
BRE Properties, Inc., 3.375%, 1/15/23	925,000	849
BRE Properties, Inc., 5.20%, 3/15/21	810,000	869
BRE Properties, Inc., 5.50%, 3/15/17	360,000	395
CBL & Associates LP, 5.25%, 12/1/23	1,675,000	1,673
Corporate Office Properties LP, 3.60%, 5/15/23	1,285,000	1,165
Corporate Office Properties LP, 5.25%, 2/15/24	1,230,000	1,249
DDR Corp., 4.75%, 4/15/18	880,000	949
Duke Realty LP, 3.875%, 2/15/21	1,875,000	1,850
Duke Realty LP, 6.50%, 1/15/18	1,000,000	1,143
Essex Portfolio LP, 3.625%, 8/15/22	1,885,000	1,767
HCP, Inc., 4.25%, 11/15/23	885,000	866
HCP, Inc., 6.70%, 1/30/18	170,000	198
Health Care REIT, Inc., 3.625%, 3/15/16	440,000	461
Lexington Realty Trust, 4.25%, 6/15/23 144A	2,480,000	2,349
Mid-America Apartments LP, 6.05%, 9/1/16 144A	255,000	283
Piedmont Operating Partnership LP, 3.40%, 6/1/23	2,085,000	1,850
Realty Income Corp., 4.65%, 8/1/23	1,145,000	1,153
Simon Property Group LP, 3.375%, 3/15/22	1,200,000	1,170
Ventas Realty LP/Ventas Capital Corp., 4.25%, 3/1/22	250,000	252
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/1/21	165,000	173

The Accompanying Notes are an Integral Part of the Financial Statements.

102	Select Bond Portfolio

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Corporate Bonds (27.5%)	Shares/ $ Par	Value $ (000’s)

Real Estate Investment Trusts continued
Ventas Realty LP/Ventas Capital Corp., 5.70%, 9/30/43	470,000	481
WEA Finance LLC, 7.125%, 4/15/18 144A	305,000	362

Total		23,033

Services (0.1%)
Republic Services, Inc., 5.25%, 11/15/21	515,000	561
Waste Management, Inc., 2.90%, 9/15/22	740,000	686
Waste Management, Inc., 4.60%, 3/1/21	655,000	698

Total		1,945

Technology (0.8%)
Apple, Inc., 1.00%, 5/3/18	990,000	957
Apple, Inc., 2.40%, 5/3/23	685,000	616
Apple, Inc., 3.85%, 5/4/43	675,000	564
Fidelity National Information Services, Inc., 5.00%, 3/15/22	1,500,000	1,532
Hewlett-Packard Co., 3.00%, 9/15/16	910,000	946
Hewlett-Packard Co., 4.65%, 12/9/21	625,000	643
International Business Machines Corp., 1.95%, 7/22/16	540,000	555
International Business Machines Corp., 2.00%, 1/5/16	980,000	1,006
Microsoft Corp., 0.875%, 11/15/17	340,000	335
Microsoft Corp., 3.75%, 5/1/43	935,000	798
NCR Corp., 4.625%, 2/15/21	750,000	718
NCR Escrow Corp., 5.875%, 12/15/21 144A	250,000	255
NCR Escrow Corp., 6.375%, 12/15/23 144A	625,000	638
Oracle Corp., 2.375%, 1/15/19	1,575,000	1,589
Oracle Corp., 2.50%, 10/15/22	900,000	824
Total System Services, Inc., 2.375%, 6/1/18	380,000	370
Total System Services, Inc., 3.75%, 6/1/23	635,000	587
Xerox Corp., 4.25%, 2/15/15	400,000	415

Total		13,348

Telecommunications (1.7%)
America Movil SAB de CV, 2.375%, 9/8/16	705,000	726
America Movil SAB de CV, 5.00%, 3/30/20	1,525,000	1,652
American Tower Corp., 7.00%, 10/15/17	300,000	346

Corporate Bonds (27.5%)	Shares/ $ Par	Value $ (000’s)

Telecommunications continued
AT&T, Inc., 2.625%, 12/1/22	1,875,000	1,692
AT&T, Inc., 2.95%, 5/15/16	1,310,000	1,366
AT&T, Inc., 3.00%, 2/15/22	1,000,000	942
AT&T, Inc., 5.55%, 8/15/41	1,260,000	1,279
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.849%, 4/15/23	880,000	824
CenturyLink, Inc., 5.15%, 6/15/17	665,000	713
CenturyLink, Inc., 5.80%, 3/15/22	625,000	617
CenturyLink, Inc., 6.45%, 6/15/21	1,365,000	1,420
Qwest Corp., 6.50%, 6/1/17	920,000	1,040
Rogers Communications, Inc., 4.10%, 10/1/23	385,000	386
Rogers Communications, Inc., 5.45%, 10/1/43	685,000	703
Sprint Communications, Inc., 6.00%, 11/15/22	1,875,000	1,828
Telefonica Emisiones SAU, 3.729%, 4/27/15	855,000	883
T-Mobile USA, Inc., 6.542%, 4/28/20	625,000	664
T-Mobile USA, Inc., 6.633%, 4/28/21	470,000	495
T-Mobile USA, Inc., 6.731%, 4/28/22	220,000	229
T-Mobile USA, Inc., 6.836%, 4/28/23	190,000	197
Verizon Communications, Inc., 2.45%, 11/1/22	1,250,000	1,106
Verizon Communications, Inc., 4.50%, 9/15/20	1,875,000	2,007
Verizon Communications, Inc., 5.15%, 9/15/23	1,565,000	1,680
Verizon Communications, Inc., 6.25%, 4/1/37	425,000	471
Verizon Communications, Inc., 6.35%, 4/1/19	1,180,000	1,387
Verizon Communications, Inc., 6.40%, 9/15/33	1,805,000	2,076
Verizon Communications, Inc., 6.55%, 9/15/43	2,480,000	2,901

Total		29,630

Transportation (0.4%)
Burlington Northern Santa Fe LLC, 3.05%, 3/15/22	1,950,000	1,848
Burlington Northern Santa Fe LLC, 3.05%, 9/1/22	685,000	642
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	585,000	593
Canadian National Railway Co., 5.85%, 11/15/17	120,000	136

	Corporate Bonds (27.5%)	Shares/ $ Par	Value $ (000’s)

	Transportation continued
	CSX Corp., 3.70%, 10/30/20	115,000	119
	CSX Corp., 3.70%, 11/1/23	530,000	513
	CSX Corp., 4.25%, 6/1/21	315,000	329
	CSX Corp., 5.60%, 5/1/17	725,000	814
	Norfolk Southern Corp., 2.903%, 2/15/23	1,099,000	1,015
	Union Pacific Corp., 4.30%, 6/15/42	1,255,000	1,136

	Total		7,145

	Total Corporate Bonds
	(Cost: $466,504)		472,043

	Foreign Bonds (0.1%)	Par

	Governments (0.1%)
(f)	Federative Republic of Brazil, 8.50%, 1/5/24	3,145,000	1,166

	Total		1,166

	Total Foreign Bonds
	(Cost: $1,679)		1,166

	Governments (31.6%)	$ Par

	Governments (31.6%)
	Federal Home Loan Mortgage Corp., 4.375%, 7/17/15	8,770,000	9,322
	Israel Government AID Bond, 5.50%, 4/26/24	1,910,000	2,207
	US Department of Housing & Urban Development, 6.17%, 8/1/14	410,000	410
(g)	US Treasury, 0.25%, 9/30/15	257,830,000	257,598
	US Treasury, 0.375%, 6/30/15	63,100,000	63,231
(g)	US Treasury, 1.375%, 9/30/18	113,920,000	112,531
	US Treasury, 1.50%, 12/31/18	17,910,000	17,699
	US Treasury, 2.75%, 11/15/42	17,745,000	14,030
	US Treasury, 2.875%, 5/15/43	17,930,000	14,532
(b)	US Treasury, 4.50%, 2/15/36	44,560,000	49,580

	Total Governments
	(Cost: $547,498)		541,140

	Municipal Bonds (1.9%)

	Municipal Bonds (1.9%)
	American Municipal Power, Inc., Series 2010, 5.939%, 2/15/47 RB	1,930,000	1,963

The Accompanying Notes are an Integral Part of the Financial Statements.

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Municipal Bonds (1.9%)	Shares/ $ Par	Value $ (000’s)

Municipal Bonds continued
Bay Area Toll Authority San Francisco Bay Area Toll Bridge, Series 2009-F, 6.263%, 4/1/49 RB	100,000	120
Board of Regents of the University of Texas System, Series 2010C, 4.794%, 8/15/46 RB	1,525,000	1,517
Board of Regents of the University of Texas System, Series 2009B, 6.276%, 8/15/41 RB	500,000	543
The City of New York, Series C-1, 5.517%, 10/1/37 GO	870,000	910
Dallas Area Rapid Transit, Series 2010B, 5.022%, 12/1/48 RB	1,740,000	1,768
Dallas Independent School District, Series 2010C, 6.45%, 2/15/35 GO, PSF	1,755,000	1,952
Dormitory Authority of the State of New York, Series 2010H, 5.389%, 3/15/40 RB	290,000	310
Energy Northwest, Series E, 2.197%, 7/1/19 RB	1,685,000	1,648
Florida Hurricane Catastrophe Fund Finance Corp., Series 2013A, 1.298%, 7/1/16 RB	15,000	15
Florida Hurricane Catastrophe Fund Finance Corp., Series 2013A, 2.107%, 7/1/18 RB	55,000	54
Florida Hurricane Catastrophe Fund Finance Corp., Series 2013A, 2.995%, 7/1/20 RB	2,480,000	2,347
The Illinois State Toll Highway Authority, Series A, 6.184%, 1/1/34 RB	280,000	316
Los Angeles Unified School District, Series RY, 6.758%, 7/1/34 GO	875,000	1,075
Louisiana Public Facilities Authority, Series 2008, 6.55%, 8/1/20 RB	2,400,000	2,783
Metropolitan Transportation Authority, Series 2010C-1, 6.687%, 11/15/40 RB	285,000	334
Metropolitan Transportation Authority, Series 2009C, 7.336%, 11/15/39 RB	550,000	713

Municipal Bonds (1.9%)	Shares/ $ Par	Value $ (000’s)

Municipal Bonds continued
Montana Facility Finance Authority, Series 2010A, 4.75%, 5/20/37 RB, GNMA, FHA	3,830,000	3,892
New Jersey Turnpike Authority, Series 2009F, 7.414%, 1/1/40 RB	775,000	1,020
New York City Municipal Water Finance Authority, Series AA, 5.44%, 6/15/43 RB	640,000	690
New York City Municipal Water Finance Authority, Series AA-1, 5.75%, 6/15/41 RB	170,000	192
Port Authority New York & New Jersey, Series 168, 4.926%, 10/1/51 RB, GO OF AUTH	1,510,000	1,413
State of California, Series A, 4.988%, 4/1/39 GO	1,440,000	1,359
State of California, Series 2010, 5.70%, 11/1/21 GO	1,140,000	1,279
State of Illinois, Series 2011, 4.961%, 3/1/16 GO	1,970,000	2,097
Texas Transportation Commission, Series 2010A, 4.681%, 4/1/40 GO	522,000	515
University of California Regents Medical Center, Series H, 6.548%, 5/15/48 RB	1,230,000	1,435

Total Municipal Bonds
(Cost: $30,795)		32,260

Structured Products (36.6%)

Structured Products (36.6%)
AEP Texas Central Transition Funding III LLC, Series 2012-1, Class A2, 1.976%, 6/1/21	2,000,000	1,966
AEP Texas Central Transition Funding III LLC, Series 2012-1, Class A3, 2.845%, 3/1/26	1,040,000	983
Asset Securitization Corp., Series 1997-D5, Class PS1, 1.386%, 2/14/43 IO	2,846,196	78
Banc of America Funding Corp., Series 2007-1, Class TA1A, 0.225%, 1/25/37	501,517	304

Structured Products (36.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Banc of America Funding Corp., Series 2007-4, Class TA1A, 0.255%, 5/25/37	624,108	412
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR8, Class AJ, 4.75%, 6/11/41	2,985,000	3,091
Capital Auto Receivables Asset Trust, 0.85%, 2/21/17	415,000	415
CenterPoint Energy Transition Bond Co., Series 2012-1, Class A2, 2.161%, 10/15/21	1,425,000	1,417
Chase Issuance Trust, Series 2013-A8, Class A8, 1.01%, 10/15/18	3,500,000	3,496
Citibank Credit Card Issuance Trust, Series 2013-A6, Class A6, 1.32%, 9/7/18	4,000,000	4,027
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class AM, 6.132%, 12/10/49	3,390,000	3,757
Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	167,576	170
CNH Equipment Trust, Series 2012-A, Class A4, 1.38%, 2/15/18	2,335,000	2,365
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5, Class AM, 5.10%, 8/15/38	1,720,000	1,827
Credit Suisse Mortgage Capital Certificates, Series 2009-RR1, Class A3A, 5.383%, 2/15/40 144A	1,436,565	1,540
CSMC Trust, Series 2013-IVR4, Class A6, 2.50%, 7/25/43	2,941,281	2,887
Discover Card Execution Note Trust, Series 2013-A5, Class A5, 1.04%, 4/15/19	3,400,000	3,397
Discover Card Master Trust I, Series 2012-B3, Class B3, 0.617%, 5/15/18	5,500,000	5,489
DLJ Commercial Mortgage Corp., Series 1998-CF1, Class S, 1.352%, 2/15/31 IO	5,069,379	64

The Accompanying Notes are an Integral Part of the Financial Statements.

104	Select Bond Portfolio

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Structured Products (36.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
DLJ Mortgage Acceptance Corp., Series 1997-CF2, Class S, 0.168%, 10/15/30 IO 144A	3,353,122	23
FDIC Structured Sale Guaranteed Notes, Series 2010-S2, Class 2A, 2.57%, 7/29/47 144A	5,190,579	5,165
Federal Home Loan Mortgage Corp., Series K009, Class X1, 1.49%, 8/25/20 IO	25,085,087	1,829
Federal Home Loan Mortgage Corp., Series 4100, Class AD, 1.75%, 8/15/27	2,738,056	2,624
Federal Home Loan Mortgage Corp., 2.50%, 10/1/27	3,147,254	3,123
Federal Home Loan Mortgage Corp., 3.00%, 11/1/21	446,156	462
Federal Home Loan Mortgage Corp., 3.00%, 11/1/25	909,003	927
Federal Home Loan Mortgage Corp., 3.00%, 8/1/26	2,769,743	2,823
Federal Home Loan Mortgage Corp., 3.00%, 11/1/26	1,252,793	1,277
Federal Home Loan Mortgage Corp., 3.00%, 12/1/26	276,853	282
Federal Home Loan Mortgage Corp., 3.00%, 1/1/27	2,764,446	2,818
Federal Home Loan Mortgage Corp., 3.00%, 4/1/27	1,773,100	1,807
Federal Home Loan Mortgage Corp., 3.00%, 10/1/42	595,752	565
Federal Home Loan Mortgage Corp., 3.00%, 11/1/42	7,603,717	7,213
Federal Home Loan Mortgage Corp., 3.00%, 1/1/43	10,510,655	9,970
Federal Home Loan Mortgage Corp., 3.00%, 2/1/43	4,032,866	3,825
Federal Home Loan Mortgage Corp., 3.00%, 4/1/43	45,462,142	43,123
Federal Home Loan Mortgage Corp., Series K030, Class A2, 3.25%, 4/25/23	3,085,000	3,044
Federal Home Loan Mortgage Corp., 3.32%, 2/25/23	3,425,000	3,387

Structured Products (36.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal Home Loan Mortgage Corp., 3.50%, 1/1/21	51,648	54
Federal Home Loan Mortgage Corp., 3.50%, 1/1/26	1,820,362	1,899
Federal Home Loan Mortgage Corp., 3.50%, 4/1/26	2,229,076	2,325
Federal Home Loan Mortgage Corp., 3.50%, 6/1/26	3,232,140	3,373
Federal Home Loan Mortgage Corp., 3.50%, 7/1/26	1,584,455	1,653
Federal Home Loan Mortgage Corp., 3.50%, 1/1/41	1,083,238	1,077
Federal Home Loan Mortgage Corp., 3.50%, 12/1/41	1,823,262	1,811
Federal Home Loan Mortgage Corp., 3.50%, 4/1/42	1,382,354	1,373
Federal Home Loan Mortgage Corp., 3.50%, 6/1/42	84,097	84
Federal Home Loan Mortgage Corp., 3.50%, 7/1/42	1,692,242	1,681
Federal Home Loan Mortgage Corp., 3.50%, 9/1/42	17,497,492	17,381
Federal Home Loan Mortgage Corp., 4.00%, 9/1/20	6,328	7
Federal Home Loan Mortgage Corp., 4.00%, 10/1/20	236,417	250
Federal Home Loan Mortgage Corp., 4.00%, 7/1/24	220,167	233
Federal Home Loan Mortgage Corp., 4.00%, 2/1/25	310,280	328
Federal Home Loan Mortgage Corp., 4.00%, 6/1/25	306,499	324
Federal Home Loan Mortgage Corp., 4.00%, 8/1/25	4,117,710	4,349
Federal Home Loan Mortgage Corp., 4.00%, 5/1/26	1,477,612	1,572
Federal Home Loan Mortgage Corp., 4.00%, 12/1/26	144,966	153
Federal Home Loan Mortgage Corp., 4.00%, 8/1/31	707,360	740
Federal Home Loan Mortgage Corp., 4.00%, 11/1/40	2,423,737	2,491

Structured Products (36.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal Home Loan Mortgage Corp., 4.00%, 12/1/40	5,550,038	5,705
Federal Home Loan Mortgage Corp., 4.00%, 1/1/41	7,443,101	7,649
Federal Home Loan Mortgage Corp., 4.00%, 2/1/41	11,880,500	12,212
Federal Home Loan Mortgage Corp., 4.00%, 4/1/41	7,808,829	8,025
Federal Home Loan Mortgage Corp., 4.00%, 8/1/41	2,919,478	3,001
Federal Home Loan Mortgage Corp., 4.00%, 10/1/41	1,392,936	1,432
Federal Home Loan Mortgage Corp., 4.00%, 10/1/43	4,385,040	4,508
Federal Home Loan Mortgage Corp., 4.50%, 5/1/19	341,162	362
Federal Home Loan Mortgage Corp., 4.50%, 7/1/20	667,634	709
Federal Home Loan Mortgage Corp., Series 3248, Class LN, 4.50%, 7/15/35	124,999	126
Federal Home Loan Mortgage Corp., 4.50%, 6/1/38	507,146	538
Federal Home Loan Mortgage Corp., 4.50%, 7/1/39	295,352	313
Federal Home Loan Mortgage Corp., 4.50%, 9/1/39	48,390	51
Federal Home Loan Mortgage Corp., 4.50%, 10/1/39	503,968	534
Federal Home Loan Mortgage Corp., 4.50%, 3/1/40	3,785,937	4,009
Federal Home Loan Mortgage Corp., 4.50%, 4/1/40	3,143,398	3,329
Federal Home Loan Mortgage Corp., 4.50%, 5/1/40	107,934	114
Federal Home Loan Mortgage Corp., 4.50%, 9/1/40	1,168,895	1,240
Federal Home Loan Mortgage Corp., 4.50%, 10/1/40	3,726,016	3,946
Federal Home Loan Mortgage Corp., 4.50%, 1/1/41	1,814,883	1,925

The Accompanying Notes are an Integral Part of the Financial Statements.

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Structured Products (36.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal Home Loan Mortgage Corp., 4.50%, 2/1/41	59,840	63
Federal Home Loan Mortgage Corp., 4.50%, 3/1/41	5,293,959	5,612
Federal Home Loan Mortgage Corp., 4.50%, 4/1/41	3,528,933	3,740
Federal Home Loan Mortgage Corp., 4.50%, 5/1/41	436,236	462
Federal Home Loan Mortgage Corp., 4.50%, 6/1/41	2,465,880	2,612
Federal Home Loan Mortgage Corp., 4.50%, 7/1/41	13,396,636	14,200
Federal Home Loan Mortgage Corp., 4.50%, 8/1/41	86,488	92
Federal Home Loan Mortgage Corp., 5.00%, 10/1/19	554,097	590
Federal Home Loan Mortgage Corp., 5.00%, 2/1/20	122,596	132
Federal Home Loan Mortgage Corp., 5.00%, 5/1/20	432,598	465
Federal Home Loan Mortgage Corp., 5.00%, 4/1/22	94,874	101
Federal Home Loan Mortgage Corp., 5.00%, 9/1/35	1,541,652	1,676
Federal Home Loan Mortgage Corp., 5.00%, 11/1/35	604,079	657
Federal Home Loan Mortgage Corp., 5.00%, 12/1/35	5,074,076	5,509
Federal Home Loan Mortgage Corp., 5.00%, 4/1/36	2,609,020	2,817
Federal Home Loan Mortgage Corp., 5.00%, 11/1/38	6,070,938	6,536
Federal Home Loan Mortgage Corp., 5.00%, 12/1/38	202,662	218
Federal Home Loan Mortgage Corp., 5.00%, 1/1/39	2,725,584	2,935
Federal Home Loan Mortgage Corp., 5.00%, 2/1/39	371,117	400
Federal Home Loan Mortgage Corp., 5.00%, 9/1/39	1,620,700	1,745
Federal Home Loan Mortgage Corp., 5.00%, 11/1/39	85,596	93

Structured Products (36.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal Home Loan Mortgage Corp., 5.00%, 12/1/39	847,518	922
Federal Home Loan Mortgage Corp., 5.00%, 3/1/40	3,811,240	4,111
Federal Home Loan Mortgage Corp., 5.00%, 4/1/40	1,730,459	1,867
Federal Home Loan Mortgage Corp., 5.00%, 2/1/41	124,620	136
Federal Home Loan Mortgage Corp., 5.00%, 4/1/41	162,420	176
Federal Home Loan Mortgage Corp., 5.00%, 5/1/41	505,721	547
Federal Home Loan Mortgage Corp., 5.00%, 3/1/38	2,174,032	2,341
Federal Home Loan Mortgage Corp., 5.50%, 9/1/19	161,938	175
Federal Home Loan Mortgage Corp., 5.50%, 11/1/19	573,757	620
Federal Home Loan Mortgage Corp., 5.50%, 12/1/19	112,728	122
Federal Home Loan Mortgage Corp., 5.50%, 3/1/20	751,280	810
Federal Home Loan Mortgage Corp., 5.50%, 3/1/22	50,412	53
Federal Home Loan Mortgage Corp., 5.50%, 4/1/22	410,019	432
Federal Home Loan Mortgage Corp., 5.50%, 6/1/35	387,213	423
Federal Home Loan Mortgage Corp., 5.50%, 5/1/37	1,287,517	1,421
Federal Home Loan Mortgage Corp., 5.50%, 6/1/37	1,542,243	1,698
Federal Home Loan Mortgage Corp., 5.50%, 4/1/38	234,414	255
Federal Home Loan Mortgage Corp., Series K001, Class A2, 5.651%, 4/25/16	5,328,385	5,791
Federal Home Loan Mortgage Corp., Series 2439, Class LH, 6.00%, 4/15/32	707,660	778
Federal Home Loan Mortgage Corp., 6.00%, 4/1/37	138,497	153

Structured Products (36.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal Home Loan Mortgage Corp., 6.00%, 5/1/37	7,620	8
Federal Home Loan Mortgage Corp., 6.00%, 7/1/37	51,931	57
Federal Home Loan Mortgage Corp., 6.00%, 8/1/37	307,605	340
Federal Home Loan Mortgage Corp., 6.00%, 11/1/37	455,782	503
Federal Home Loan Mortgage Corp., 6.00%, 1/1/38	1,101,722	1,214
Federal Home Loan Mortgage Corp., 6.00%, 2/1/38	257,496	284
Federal Home Loan Mortgage Corp., 6.00%, 3/1/38	159,007	175
Federal Home Loan Mortgage Corp., 6.00%, 11/1/39	2,430,146	2,682
Federal Home Loan Mortgage Corp., 7.00%, 12/1/35	74,433	84
Federal Home Loan Mortgage Corp. TBA, 3.50%, 1/1/43	20,800,000	20,637
Federal Home Loan Mortgage Corp. TBA, 4.00%, 1/1/41	10,970,000	11,266
Federal National Mortgage Association, Series 2012-113, Class AB, 1.50%, 10/25/27	257,496	245
Federal National Mortgage Association, 1.75%, 3/25/28	1,610,871	1,505
Federal National Mortgage Association, 2.50%, 7/1/27	3,671,949	3,647
Federal National Mortgage Association, 2.50%, 8/1/27	2,227,868	2,213
Federal National Mortgage Association, 2.50%, 8/1/28	3,562,054	3,530
Federal National Mortgage Association, 2.96%, 5/1/22	525,000	518
Federal National Mortgage Association, 3.00%, 10/1/26	92,764	95
Federal National Mortgage Association, 3.00%, 3/1/27	1,523,175	1,556
Federal National Mortgage Association, 3.00%, 4/1/27	902,179	922

The Accompanying Notes are an Integral Part of the Financial Statements.

106	Select Bond Portfolio

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Structured Products (36.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 3.00%, 6/1/27	2,499,810	2,554
Federal National Mortgage Association, 3.00%, 9/1/28	1,883,557	1,925
Federal National Mortgage Association, 3.00%, 11/1/42	2,104,255	2,000
Federal National Mortgage Association, 3.00%, 2/1/43	4,622,690	4,394
Federal National Mortgage Association, 3.50%, 9/1/23	513,275	514
Federal National Mortgage Association, 3.50%, 1/1/26	459,280	481
Federal National Mortgage Association, 3.50%, 4/1/26	1,414,415	1,480
Federal National Mortgage Association, 3.50%, 9/1/26	2,132,277	2,231
Federal National Mortgage Association, 3.50%, 11/1/41	971,308	966
Federal National Mortgage Association, 3.50%, 12/1/41	1,153,033	1,147
Federal National Mortgage Association, 3.50%, 2/1/42	5,543,039	5,512
Federal National Mortgage Association, 3.50%, 6/1/42	3,842,311	3,821
Federal National Mortgage Association, 3.50%, 10/1/42	12,337,217	12,268
Federal National Mortgage Association, 3.50%, 5/1/43	7,037,070	7,000
Federal National Mortgage Association, 3.53%, 9/1/23	625,000	627
Federal National Mortgage Association, 3.61%, 9/1/23	275,000	278
Federal National Mortgage Association, 3.67%, 8/1/23	89,625	91
Federal National Mortgage Association, 3.73%, 8/1/23	433,107	442
Federal National Mortgage Association, 4.00%, 4/1/26	959,789	1,022
Federal National Mortgage Association, 4.00%, 5/1/26	1,236,139	1,311
Federal National Mortgage Association, 4.00%, 10/1/41	2,509,477	2,585

Structured Products (36.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 4.00%, 12/1/41	2,935,241	3,024
Federal National Mortgage Association, 4.00%, 1/1/42	1,362,741	1,404
Federal National Mortgage Association, 4.50%, 6/1/19	1,610,619	1,754
Federal National Mortgage Association, 4.50%, 8/1/19	169,587	180
Federal National Mortgage Association, 4.50%, 12/1/19	146,665	160
Federal National Mortgage Association, 4.50%, 7/1/20	291,720	315
Federal National Mortgage Association, 4.50%, 9/1/20	636,500	678
Federal National Mortgage Association, 4.50%, 9/1/24	951,511	1,013
Federal National Mortgage Association, 4.50%, 11/1/40	2,204,800	2,342
Federal National Mortgage Association, 4.50%, 1/1/41	1,962,523	2,087
Federal National Mortgage Association, 4.50%, 2/1/41	7,457,064	7,904
Federal National Mortgage Association, 4.50%, 3/1/41	299,517	319
Federal National Mortgage Association, 4.50%, 4/1/41	298,718	316
Federal National Mortgage Association, 4.50%, 5/1/41	14,135,611	14,983
Federal National Mortgage Association, 5.00%, 3/1/20	547,433	593
Federal National Mortgage Association, 5.00%, 5/1/20	1,448,118	1,556
Federal National Mortgage Association, 5.00%, 3/1/34	176,863	193
Federal National Mortgage Association, 5.00%, 11/1/35	2,668,685	2,897
Federal National Mortgage Association, 5.00%, 4/1/38	383,438	416
Federal National Mortgage Association, 5.00%, 4/1/41	5,618,709	6,112
Federal National Mortgage Association, 5.32%, 4/1/14	241,600	242

Structured Products (36.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, Series 2006-M1, Class C, 5.355%, 2/25/16	499,044	500
Federal National Mortgage Association, 5.50%, 4/1/21	351,661	384
Federal National Mortgage Association, 5.50%, 9/1/34	258,581	286
Federal National Mortgage Association, 5.50%, 3/1/35	1,433,883	1,593
Federal National Mortgage Association, 5.50%, 7/1/35	348,400	386
Federal National Mortgage Association, 5.50%, 8/1/35	521,754	578
Federal National Mortgage Association, 5.50%, 9/1/35	4,666,960	5,170
Federal National Mortgage Association, 5.50%, 10/1/35	1,074,204	1,191
Federal National Mortgage Association, 5.50%, 11/1/35	3,679,885	4,076
Federal National Mortgage Association, 5.50%, 1/1/36	2,162,304	2,397
Federal National Mortgage Association, 5.50%, 2/1/37	1,160,114	1,273
Federal National Mortgage Association, 5.50%, 3/1/37	301,519	332
Federal National Mortgage Association, 5.50%, 5/1/37	500,272	554
Federal National Mortgage Association, 5.50%, 6/1/37	110,509	122
Federal National Mortgage Association, 5.50%, 2/1/38	1,674,059	1,852
Federal National Mortgage Association, 5.50%, 3/1/38	242,897	269
Federal National Mortgage Association, 5.50%, 4/1/38	2,654,583	2,922
Federal National Mortgage Association, 5.50%, 5/1/38	3,548,068	3,909
Federal National Mortgage Association, 5.50%, 6/1/38	1,252,450	1,386
Federal National Mortgage Association, 6.00%, 5/1/35	47,950	53

The Accompanying Notes are an Integral Part of the Financial Statements.

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Structured Products (36.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 6.00%, 6/1/35	9,936	11
Federal National Mortgage Association, 6.00%, 7/1/35	1,236,461	1,387
Federal National Mortgage Association, 6.00%, 10/1/35	452,052	503
Federal National Mortgage Association, 6.00%, 11/1/35	726,578	808
Federal National Mortgage Association, 6.00%, 6/1/36	845,030	940
Federal National Mortgage Association, 6.00%, 9/1/36	536,198	596
Federal National Mortgage Association, 6.00%, 1/1/37	2,483	3
Federal National Mortgage Association, 6.00%, 6/1/37	4,589	5
Federal National Mortgage Association, 6.00%, 10/1/37	2,793	3
Federal National Mortgage Association, 6.00%, 11/1/37	2,165,510	2,406
Federal National Mortgage Association, 6.00%, 12/1/37	1,611,096	1,782
Federal National Mortgage Association, 6.00%, 6/1/38	1,141,137	1,262
Federal National Mortgage Association, 6.00%, 10/1/38	1,733,679	1,918
Federal National Mortgage Association, 6.00%, 4/1/40	1,321,820	1,463
Federal National Mortgage Association, Series 2002-W4, Class A4, 6.25%, 5/25/42	2,399,608	2,675
Federal National Mortgage Association, 6.50%, 10/1/36	292,290	326
Federal National Mortgage Association, 6.50%, 7/1/37	2,879,927	3,201
Federal National Mortgage Association, 6.50%, 9/1/37	1,504,325	1,675
Federal National Mortgage Association, 6.75%, 4/25/18	68,225	70
Federal National Mortgage Association TBA, 3.50%, 1/1/43	4,470,000	4,440

Structured Products (36.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Ford Credit Auto Owner Trust, Series 2013-B, Class A3, 0.57%, 10/15/17	1,100,000	1,101
Ford Credit Auto Owner Trust, Series 2013-D, Class A4, 1.11%, 2/15/19	1,900,000	1,891
Ford Credit Auto Owner Trust, Series 2012-A, Class A4, 1.15%, 6/15/17	3,090,000	3,112
Ford Credit Auto Owner Trust, Series 2009-E, Class D, 5.53%, 5/15/16 144A	7,217,732	7,289
Freddie Mac Gold Pool, 3.00%, 7/1/43	303,439	288
Freddie Mac Gold Pool, 3.00%, 8/1/43	2,116,560	2,007
GCCFC Commercial Mortgage Trust, Series 2007-GG9, Class AM, 5.475%, 3/10/39	2,965,000	3,155
GCCFC Commercial Mortgage Trust, Series 2007, Class AM, 5.867%, 12/10/49	2,934,287	3,215
GE Capital Credit Card Master Note Trust, Series 2012-1, Class B, 1.62%, 1/15/18	7,000,000	7,022
Golden Credit Card Trust, Series 2012-5A, Class A, 0.79%, 9/15/17 144A	1,040,000	1,041
Golden Credit Card Trust, Series 2012-2A, Class A1, 1.77%, 1/15/19 144A	6,205,000	6,318
Goldman Sachs Mortgage Securities Corp. II, Series 2009-RR1, Class CSA, 5.286%, 12/17/39 144A	600,000	644
Government National Mortgage Association, 5.50%, 10/15/31	12,408	14
Government National Mortgage Association, 5.50%, 11/15/31	4,957	5
Government National Mortgage Association, 5.50%, 12/15/31	53,467	58
Government National Mortgage Association, 5.50%, 1/15/32	26,731	30
Government National Mortgage Association, 5.50%, 2/15/32	14,125	16
Government National Mortgage Association, 5.50%, 3/15/32	62,654	68

Structured Products (36.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Government National Mortgage Association, 5.50%, 7/15/32	4,206	5
Government National Mortgage Association, 5.50%, 9/15/32	746,890	821
GS Mortgage Securities Trust, Series 2013-G1, Class A1, 2.059%, 4/10/31 144A	2,805,156	2,716
Honda Auto Receivables Owner Trust, Series 2013-1, Class A3, 0.48%, 11/21/16	1,410,000	1,410
Honda Auto Receivables Owner Trust, Series 2012-2, Class A4, 0.91%, 5/15/18	670,000	674
Hyundai Auto Receivables Trust, Series 2013-C, Class A3, 1.01%, 2/15/18	2,000,000	2,012
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class A5, 3.143%, 12/15/47	3,000,000	2,859
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class AM, 5.44%, 5/15/45	2,900,000	3,181
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-C1, Class ASB, 5.857%, 2/15/51	3,473,642	3,719
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class A4, 5.863%, 4/15/45	3,400,000	3,712
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class AM, 5.863%, 4/15/45	4,350,000	4,793
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CIBC20, Class AM, 5.874%, 2/12/51	1,200,000	1,358
M&T Bank Auto Receivables Trust, Series 2013-1A, Class A3, 1.06%, 11/15/17	4,500,000	4,526
MASTR Asset Securitization Trust, Series 2004-9, Class 6A1, 5.00%, 9/25/19	192,249	196

The Accompanying Notes are an Integral Part of the Financial Statements.

108	Select Bond Portfolio

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Structured Products (36.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
MASTR Asset Securitization Trust, Series 2003-10, Class 1A1, 5.25%, 11/25/23	254,892	260
MASTR Asset Securitization Trust, Series 2003-12, Class 1A1, 5.25%, 12/25/24	201,568	211
Mercedes-Benz Auto Lease Trust, Series 2013-B, Class A3, 0.62%, 7/15/16	825,000	824
Merrill Lynch Alternative Note Asset Trust, Series 2007-A1, Class A2A, 0.235%, 1/25/37	1,212,547	562
Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class AM, 5.28%, 11/12/37	2,140,000	2,291
Mid-State Trust, Series 6, Class A3, 7.54%, 7/1/35	219,222	235
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AM, 5.856%, 9/12/49	4,060,000	4,543
Morgan Stanley Capital I Trust, Series 2007-IQ13, Class AM, 5.406%, 3/15/44	3,260,318	3,544
Morgan Stanley Capital I Trust, Series 2007-IQ16, Class A4, 5.809%, 12/12/49	2,750,000	3,074
Nissan Auto Lease Trust, Series 2013-A, Class A3, 0.61%, 4/15/16	950,000	950
Oncor Electric Delivery Transition Bond Co., Series 2004-1, Class A3, 5.29%, 5/15/18	2,606,384	2,774
Residential Funding Mortgage Securities I, Series 2003-S18, Class A1, 4.50%, 10/25/18	98,553	101
Sequoia Mortgage Trust, Series 2013-5, Class A2, 3.00%, 5/25/43	2,505,916	2,304
Sequoia Mortgage Trust, Series 2011-2, Class A1, 3.90%, 9/25/41	1,269,929	1,264
Toyota Auto Receivables Trust, Series 2013-B, Class A4, 1.46%, 1/15/19	3,500,000	3,535
Trade MAPS, Ltd., Series 2013-1A, Class A, 0.87%, 12/10/18	6,125,000	6,136
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class AM, 5.466%, 1/15/45	3,330,000	3,588

	Structured Products (36.6%)	Shares/ $ Par	Value $ (000’s)

	Structured Products continued
	Wachovia Bank Commerical Mortgage Trust, Series 2006-C28, Class AM, 5.603%, 10/15/48	4,450,000	4,777
	Wells Fargo Mortgage Backed Securities Trust, Series 2004-EE, Class 2A2, 2.613%, 12/25/34	676,318	684
	Wells Fargo Mortgage Backed Securities Trust, Series 2005-1, Class 2A1, 5.00%, 1/25/20	162,656	162

	Total Structured Products
	(Cost: $621,818)		626,744

	Short-Term Investments (7.7%)

	Commercial Paper (7.7%)
(b)	Alpine Securitization Corp., 0.12%, 1/16/14 144A	10,000,000	9,999
(b)	Alpine Securitization Corp. ,0.12%, 1/30/14 144A	10,000,000	9,999
(b)	Atlantic Asset Securitization LLC, 0.12%, 1/7/14 144A	6,600,000	6,600
(b)	Atlantic Asset Securitization LLC, 0.13%, 1/21/14 144A	3,400,000	3,400
(b)	Atlantic Asset Securitization LLC, 0.13%, 1/24/14 144A	10,000,000	9,999
(b)	Bank Of America NA, 0.15%, 2/4/14	10,000,000	10,000
(b)	Federal Home Loan Bank, 0.06%, 3/31/14	2,300,000	2,299
(b)	Federal Home Loan Bank, 0.065%, 2/21/14	2,000,000	2,000
(b)	Federal Home Loan Bank Disc Corp., 0.01%, 1/3/14	2,800,000	2,800
(b)	General Electric Capital Corp., 0.938%, 4/24/14	10,000,000	10,022
(b)	Govco LLC, 0.15%, 2/3/14 144A	10,000,000	9,999
(b)	Johnson Controls, Inc., 0.20%, 1/6/14 144A	5,000,000	5,000
(b)	Liberty Street Funding LLC, 0.12%, 1/7/14 144A	10,000,000	10,000
(b)	Liberty Street Funding LLC, 0.16%, 2/25/14 144A	5,000,000	4,999
(b)	Sheffield Receivables Corp., 0.15%, 1/10/14 144A	10,000,000	10,000
(b)	Thunder Bay Funding LLC, 0.15%, 3/27/14 144A	5,000,000	4,997

	Short-Term Investments (7.7%)	Shares/ $ Par	Value $ (000’s)

	Commercial Paper continued
(b)	Toronto Dominion Holdings USA, Inc., 0.13%, 1/9/14 144A	10,000,000	10,000
(b)	Wells Fargo & Co., 0.13%, 2/10/14	10,000,000	9,999

	Total		132,112

	Total Short-Term Investments
	(Cost: $132,090)		132,112

	Total Investments (105.4%)
	(Cost: $1,800,384)(a)		1,805,465

	Other Assets, Less
	Liabilities (-5.4%)		(92,569)

	Net Assets (100.0%)		1,712,896

The Accompanying Notes are an Integral Part of the Financial Statements.

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144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013 the value of these securities (in thousands) was $169,690 representing 9.9% of the net assets.

IO — Interest Only Security

GO — General Obligation

RB — Revenue Bond

FHA — Federal Housing Authority

GNMA — Government National Mortgage Association

PSF — Permanent School Fund

(a)	At December 31, 2013, the aggregate cost of securities for federal tax purposes (in thousands) was $1,803,959 and the net unrealized appreciation of investments based on that cost was $1,506 which is comprised of $30,760 aggregate gross unrealized appreciation and $29,254 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
US Five Year Treasury Note Futures (Long) (Total Notional Value at December 31, 2013, $71,054)	588	3/14	$(899)
US Ten Year Treasury Note Futures (Short) (Total Notional Value at December 31, 2013, $44,381)	354	3/14	822
US Two Year Treasury Note Futures (Short) (Total Notional Value at December 31, 2013, $15,416)	70	3/14	29

(d)	Defaulted Security

(f)	Foreign Bond — par value is foreign denominated

— Federative Republic — Brazilian Real

(g)	All or portion of the securities have been loaned. See Note 4G in the Notes to Financial Statements.

(h)	Forward foreign currency contracts outstanding on December 31, 2013.

Type	Counterparty	Currency	Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	Barclays Bank PLC	BRL	2,610	2/14	$33	$-	$33

					$33	$-	$33

BRL — Brazilian Real

(n)	Security valued in good faith by the Board of Directors.

The Accompanying Notes are an Integral Part of the Financial Statements.

110	Select Bond Portfolio

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The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2013. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
US Government & Agency Bonds	$-	$541,140	$-
Foreign Bonds	-	1,166	-
Municipal Bonds	-	32,260	-
Corporate Bonds	-	472,043	-
Structured Products	-	608,084	18,660
Short-Term Investments	-	132,112	-
Other Financial Instruments^
Futures	851	-	-
Forward Currency Contracts	-	33	-
Total Assets	$851	$1,786,838	$18,660
Liabilities:
Other Financial Instruments^
Futures	$(899)	$-	$-
Total Liabilities	$(899)	$-	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

During the year ended Decmeber 31, 2013, there were transfers from Level 2 to Level 3 in the amount of $6,318 thousand. The transfers were the result of a reduction in the quantity of observable inputs for a security that is priced by a third party vendor utilizing a broker quote.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2013. (Amounts in thousands)

Category	Market Value 12/31/12	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers in at Market Value	Transfers out at Market Value	Market Value 12/31/13	Net Change in Unrealized Appreciation/ (Depreciation) on Invetments Held at 12/31/13
Structured Products	$6,467	$7,171	$-	$(1)	$-	$(1,295)	$6,318	$-	$18,660	$(1,295)

The following is a summary of signifiant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.

Category	Market Value 12/31/13 (in thousands)	Valuation Technique	Unobservable Inputs		Range of Input Value(s)
Structured Products	$18,660	Third Party Vendor	Broker Quotes	#	99.50 - 101.8208

#	Changes to the broker quotes would result in direct and proportional changes in the fair value of the security

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio	111

Long-Term U.S. Government Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Maximum total return, consistent with preservation of capital and prudent investment management.	Invest in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government sponsored enterprises, and in derivatives designed to replicate such securities.	$88 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Long-Term U.S. Government Bond Portfolio (the “Portfolio”), has engaged Pacific Investment Management Company LLC (“PIMCO”) to act as sub-adviser for the Portfolio. The Portfolio invests in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements. Assets not invested in U.S. Government Securities may be invested in other types of non-government related investment grade fixed income instruments, such as corporate debt securities of U.S. issuers and mortgage- and asset-backed securities, or in preferred stocks. The Portfolio’s investments in fixed income securities are limited to investment grade U.S. dollar denominated securities of U.S. issuers that are rated at least A by Moody’s or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

Market Overview

The beginning of 2013 saw U.S. equity indices reach new highs and Treasurys sell off across the curve as signs of renewed momentum in the world’s largest economy fueled risk appetite. Investors discounted negative fiscal policy developments – including Congress’s failure to reach a deal on sequestration – and instead focused on positive news out of the housing and labor markets.

During the second quarter, conditions in financial markets deteriorated as investors reacted to signals by the Federal Reserve (the “Fed”) that it would begin to slow the pace of asset purchases later in the year. The shift in tone fueled a broad-based sell-off of fixed income assets, undermining market liquidity, and sending yields higher across the risk spectrum.

While the Fed’s choice to later eschew market consensus and delay tapering in the third quarter left investors in a state of disbelief, headline indicators of economic growth had been unconvincing. In addition, the Fed was also keeping a wary eye on the uncertain fiscal policy landscape, as the economy was unlikely to escape both a government shutdown and another debt ceiling debate unscathed.

In December, the Fed announced its intention to begin gradually exiting its bond-buying program by lowering bond purchases from $85 billion to $75 billion a month beginning in January 2014. As expected, the Federal Open Market Committee provided even greater assurances that the policy rate would remain near the zero bound until signs of sustainable growth were more broadly evident. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Portfolio Results

The Portfolio returned (13.27%) for the twelve months ended December 31, 2013. By comparison, the Portfolio’s benchmark, the Barclays® Long-Term U.S. Treasury Index (the “Index”), returned (12.66%). (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Morningstar® Inc., an independent mutual fund ranking agency, the average return of the Long Government peer group for 2013 was (10.70%).

Curve positioning was net neutral for returns as an underweight to longer maturities, a contributor to returns, was offset by an overweight to intermediate maturities, which sold off. Despite the fact that holdings of Agency debentures detracted slightly from returns, this was offset by holdings of Build America Bonds, which rallied on investor demand for attractive yields.

As a tool in managing the Portfolio’s Treasury exposure and yield curve positioning, Treasury futures and options contracts were used during the period.

Portfolio Manager Outlook

The following forward looking comments are the opinion of PIMCO, the Portfolio’s sub-adviser.

PIMCO has become modestly more optimistic about the outlook for global growth in 2014. Many of the challenges faced during 2013 have faded, yielding a brighter outlook for global growth. However while headwinds have abated, unwinding monetary policy’s supportive grip on financial markets could prove challenging. Persistent sizeable output gaps, high unemployment and below potential demand suggest inflation will remain contained.

In the U.S. we expect growth to accelerate from its recent 1.8% pace toward 2.25-2.75%. Our slightly upgraded U.S. growth forecast is due to a diminishing drag from fiscal policy, steady improvements in employment and higher asset valuations. While our outlook remains below consensus, we recognize upside potential given the notable improvement in corporate and household balance sheets.

112	Long-Term U.S. Government Bond Portfolio

Long-Term U.S. Government Bond Portfolio (unaudited)

On the consumer front, we expect job gains and income growth will add to the recent demand for housing and durable goods. While we expect a small lift to business investment, pent-up demand and cheap financing could prove more supportive than we expect. On the downside, we still face the potential for policy complications out of Washington given the high degree of polarization. A cautious Federal Reserve will continue to provide support, slowly tapering its asset purchases and pushing rate hike expectations out via forward guidance. While this approach is likely to provide a firm anchor for the front end, the Fed’s inherent ‘data-dependency’ will likely be a source of market volatility.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2013
	1 Year	5 Years	Since Inception*
Long-Term U.S. Government Bond Portfolio	-13.27%	3.60%	6.79%
Barclays® Long-Term U.S. Treasury Index	-12.66%	2.28%	6.23%
Morningstar® US Insurance Fund Long Government Average	-10.70%	2.14%	–
*Inception	date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

Currently, interest rates are at unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

The Portfolio may invest in securities that are issued or guaranteed by the U.S. Government or its agencies, and in derivatives designed to replicate such securities. This guarantee is to timely repayment of the principal and interest if held to maturity, and does not apply to derivative securities held by the Portfolio. Guarantee does not eliminate market risk. The Portfolio may use derivative instruments for hedging or other purposes as part of its investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. The potential leverage created by use of derivatives may cause the Portfolio to be more sensitive to interest rate movements and thus more volatile than other long-term U.S. Government bond funds that do not use derivatives. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Long-Term U.S. Government Bond Portfolio	113

Long-Term U.S. Government Bond Portfolio (unaudited)

Top 10 Fixed Income Holdings 12/31/13

Security Description	% of Market Value
US Treasury, Various	47.6%
Residual Funding Stripped, Various	3.8%
Federal National Mortgage Association, Various	3.7%
Financing Corp., Various	1.8%
Israel Government AID Bond, Various	1.6%
Federal Home Loan Mortgage Corp., Series 4092, Class AY, 3.00%, 8/15/32	1.4%
Federal Home Loan Mortgage Corp., Series 2752, Class EZ, 5.50%, 2/15/34	0.7%
Vessel Management Services, Inc., 3.432%, 8/15/36	0.5%
Tennessee Valley Authority, Various	0.4%
Federal Home Loan Mortgage Corp., Series 3203, Class ZW, 5.00%, 11/15/35	0.3%

Sector Allocation 12/31/13

Sector Allocation is based on fixed income investments.

Sector Allocation and Top 10 Holdings are subject to change.

The Corporate Bonds sector includes bonds of companies and governments headquartered outside the United States.

The Government and Structured Product categories include domestic taxable bonds.

Consistent with the Portfolio’s stated parameters, no more than 10% of the Portfolio is invested in securities rated A by Moody’s or S&P and no more than 25% of the Portfolio is invested in securities rated Aa by Moody’s or AA by S&P.

114	Long-Term U.S. Government Bond Portfolio

Long-Term U.S. Government Bond Portfolio

Schedule of Investments

December 31, 2013

Governments (98.7%)	Shares/ $ Par	Value $ (000’s)

Governments (98.7%)
Federal National Mortgage Association, 5.625%, 4/17/28	100,000	113
Federal National Mortgage Association, 6.25%, 5/15/29	2,000,000	2,507
Federal National Mortgage Association, 7.125%, 1/15/30	700,000	949
Financing Corp. Stripped, 0.00%, 12/27/18	500,000	450
Financing Corp. Stripped, 0.00%, 9/26/19	1,300,000	1,122
Financing Corp. Stripped, 8.60%, 9/26/19	700,000	926
Israel Government AID Bond, 0.00%, 2/15/23	100,000	72
Israel Government AID Bond, 0.00%, 5/15/23	500,000	356
Israel Government AID Bond, 5.50%, 9/18/23	800,000	924
Israel Government AID Bond, 5.50%, 12/4/23	300,000	346
Israel Government AID Bond, 5.50%, 4/26/24	100,000	115
Israel Government AID Bond, 5.50%, 9/18/33	300,000	350
Residual Funding Corp. Stripped, 0.00%, 10/15/19	300,000	260
Residual Funding Corp. Stripped, 0.00%, 10/15/20	2,000,000	1,646
Residual Funding Corp. Stripped, 0.00%, 4/15/30	4,800,000	2,428
Resolution Funding Corp. Stripped, 0.00%, 1/15/20	700,000	597
Resolution Funding Corp. Stripped, 0.00%, 4/15/28	400,000	223
Tennessee Valley Authority, 4.625%, 9/15/60	300,000	268
Tennessee Valley Authority Stripped, 0.00%, 5/1/30	500,000	228
US Treasury, 2.00%, 11/15/21	1,300,000	1,241
US Treasury, 2.75%, 11/15/42	600,000	474
US Treasury, 3.125%, 11/15/41	8,000,000	6,910

Governments (98.7%)	Shares/ $ Par	Value $ (000’s)

Governments continued
US Treasury, 3.125%, 2/15/42	15,100,000	13,019
US Treasury, 3.125%, 2/15/43	500,000	428
US Treasury, 3.75%, 8/15/41	1,000,000	975
US Treasury, 3.75%, 11/15/43	900,000	870
US Treasury, 4.25%, 11/15/40	15,750,000	16,761
US Treasury, 4.375%, 11/15/39	5,000,000	5,434
US Treasury, 4.50%, 8/15/39	1,005,000	1,114
US Treasury, 4.625%, 2/15/40	900,000	1,016
US Treasury, 5.50%, 8/15/28	3,000,000	3,698
US Treasury, 6.125%, 11/15/27	900,000	1,171
US Treasury, 6.25%, 5/15/30	9,300,000	12,423
US Treasury, 8.75%, 8/15/20	600,000	842
US Treasury Stripped, 0.00%, 5/15/33	1,000,000	460
US Treasury Stripped, 0.00%, 5/15/37	1,400,000	549
US Treasury Stripped, 0.00%, 5/15/40	11,400,000	3,888
US Treasury Stripped, 0.00%, 5/15/42	800,000	247
US Treasury Stripped, 0.00%, 8/15/42	1,400,000	426
Vessel Management Services, Inc., 3.432%, 8/15/36	644,000	611

Total Governments
(Cost: $95,993)		86,437

Municipal Bonds (0.5%)

Municipal Bonds (0.5%)
Massachusetts Educational Financing Authority, Series 2008-1, 1.188%, 4/25/38 GO	176,254	177
Poway Unified Public School District, Series 2007, 4.50%, 9/15/37 RB, AMBAC	200,000	173

Municipal Bonds (0.5%)	Shares/ $ Par	Value $ (000’s)

Municipal Bonds continued
South Carolina Student Loan Corp., Series 2008-1, 0.789%, 3/1/18 GO	84,333	85

Total Municipal Bonds
(Cost: $453)		435

Structured Products (7.1%)

Structured Products (7.1%)
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR18, Class 2A3, 2.329%, 7/25/33	3,849	4
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR20, Class 2A1, 2.438%, 8/25/33	3,741	4
Federal Home Loan Mortgage Corp., Series 3346, Class FA, 0.397%, 2/15/19	22,565	23
Federal Home Loan Mortgage Corp., Series 4092, Class AY, 3.00%, 8/15/32	2,200,000	1,864
Federal Home Loan Mortgage Corp., Series 3203, Class ZW, 5.00%, 11/15/35	432,545	470
Federal Home Loan Mortgage Corp., Series 2752, Class EZ, 5.50%, 2/15/34	829,541	900
Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T61, Class 1A1, 1.544%, 7/25/44	23,125	24
Federal National Mortgage Association, Series 2007-114, Class A6, 0.365%, 10/27/37	100,000	99
Federal National Mortgage Association, 3.765%, 12/1/25	900,000	883
Federal National Mortgage Association, Series 2007-39, Class NZ, 4.25%, 5/25/37	265,377	272
Federal National Mortgage Association, 5.00%, 6/1/35	194,288	211

The Accompanying Notes are an Integral Part of the Financial Statements.

Long-Term U.S. Government Bond Portfolio	115

Long-Term U.S. Government Bond Portfolio

	Structured Products (7.1%)	Shares/ $ Par	Value $ (000’s)

	Structured Products continued
	Federal National Mortgage Association, 5.00%, 2/1/36	319,530	347
	Merrill Lynch Floating Trust, Series 2008-LAQA, Class A1, 0.706%, 7/9/21 144A	249,890	249
	Merrill Lynch Mortgage Investors, Inc., Series 2003-A3, Class 1A, 2.193%, 5/25/33	11,571	11
	Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class 3A, 2.959%, 5/25/33	3,431	3
	SLM Student Loan Trust, Series 2007-2, Class A2, 0.238%, 7/25/17	140,826	141
	SLM Student Loan Trust, Series 2008-7, Class A2, 0.738%, 10/25/17	91,721	92
	SLM Student Loan Trust, Series 2003-7A, Class A5A, 1.443%, 12/15/33 144A	214,305	215
	SLM Student Loan Trust, Series 2008-9, Class A, 1.738%, 4/25/23	341,969	352
	Structured Asset Mortgage Investments, Inc., Series 2004-AR5, Class 1A1, 0.826%, 10/19/34	10,688	10
	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR1, Class A, 2.530%, 3/25/34	31,425	31

	Total Structured Products
	(Cost: $6,315)		6,205

	Short-Term Investments (49.8%)

	Commercial Paper (1.2%)
(b)	Federal Home Loan Bank Disc Corp., 0.00%, 5/7/14	700,000	699
(k)	Federal Home Loan Mortgage Corp., 0.00%, 7/1/14	400,000	400

	Total		1,099

	Money Market Funds (0.2%)
	JPMorgan Money Market Fund	168,030	168

	Total		168

Short-Term Investments (49.8%)	Shares/ $ Par	Value $ (000’s)

Repurchase Agreements (48.4%)
Federal National Mortgage Association Repurchase, 0.02%, dated 12/31/13, due 1/2/14, (collateralized by Federal National Mortgage Association Bond, 4.125%, 4/15/14, valued at $8,804,437, repurchase proceeds of $8,700,000)	8,700,000	8,700
Federal National Mortgage Association Repurchase, 0.03%, dated 12/31/14, due 1/2/14, (collateralized by Federal National Mortgage Association Bond, 4.00%, 11/1/43, valued at $8,961,655, repurchase proceeds of $8,700,000)	8,700,000	8,700
US Treasury Repurchase, 0.01%, dated 12/31/13, due 1/2/14, (collateralized by US Treasury Bond, 0.375%, 1/15/16, valued at $408,840, repurchase proceeds of $400,000)	400,000	400
US Treasury Repurchase, 0.01%, dated 12/31/13, due 1/2/14, (collateralized by US Treasury Bond, 0.750%, 12/31/17, valued at $8,883,422, repurchase proceeds of $8,700,000)	8,700,000	8,700
US Treasury Repurchase, 0.02%, dated 12/31/13, due 1/2/14, (collateralized by US Treasury Bond, 0.875%, 2/28/17, valued at $7,334,428, repurchase proceeds of $7,200,000)	7,200,000	7,200

Short-Term Investments (49.8%)	Shares/ $ Par	Value $ (000’s)

Repurchase Agreements continued
US Treasury Repurchase, 0.02%, dated 12/31/13, due 1/2/14, (collateralized by US Treasury Bond, 2.125%, 8/31/20, valued at $8,805,816, repurchase proceeds of $8,700,000)	8,700,000	8,700

Total		42,400

Total Short-Term Investments
(Cost: $43,668)		43,667

Total Investments (156.1%)
(Cost: $146,429)(a)		136,744

Other Assets, Less Liabilities (-56.1%)		(49,118)

Net Assets (100.0%)		87,627

The Accompanying Notes are an Integral Part of the Financial Statements.

116	Long-Term U.S. Government Bond Portfolio

Long-Term U.S. Government Bond Portfolio

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013 the value of these securities (in thousands) was $464 representing 0.5% of the net assets.

GO — General Obligation

RB — Revenue Bond

AMBAC — American Municipal Bond Assurance Corp.

(a)	At December 31, 2013, the aggregate cost of securities for federal tax purposes (in thousands) was $150,931 and the net unrealized depreciation of investments based on that cost was $14,187 which is comprised of $733 aggregate gross unrealized appreciation and $14,920 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
US Long Treasury Bond Futures (Long) (Total Notional Value at December 31, 2013, $131)	1	3/14	$(3)

(i)	Written options outstanding on December 31, 2013

Description	Exercise Price	Expiration Date	Number of Contracts	Value (000’s)
Put — CME 90 Day Euro $ Commodity	$97.375	3/14	1	$(1)

(Premiums Received $0)				$(1)

CME — Chicago Mercantile Exchange

(k)	Cash or securities with an aggregate value of $400 (in thousands) has been pledged as collateral for swap contracts outstanding, short sales or written options on December 31, 2013.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2013. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Government & Agency Bonds	$-	$86,437	$-
Municipal Bonds	-	435	-
Structured Products	-	6,205	-
Short-Term Investments	168	43,499	-
Total Assets	$168	$136,576	$-
Liabilities:
Other Financial Instruments^
Futures	$(3)	$-	$-
Written Options	-	(1)	-
Total Liabilities	$(3)	$(1)	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Long-Term U.S. Government Bond Portfolio	117

Inflation Protection Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Total return using a strategy that seeks to protect against U.S. inflation.	Invest substantially all assets in investment grade debt securities, with a majority in inflation-indexed debt securities.	$253 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Inflation Protection Portfolio (the “Portfolio”), has engaged American Century Investment Management, Inc. (“American Century”) to act as sub-adviser for the Portfolio. The Portfolio invests substantially all of its assets in investment grade debt securities. To help protect against U.S. inflation, under normal conditions, the Portfolio will invest over 50% of its net assets in inflation-indexed debt securities. These securities include inflation-indexed U.S. Treasury Securities, inflation-indexed securities issued by U.S. government agencies and instrumentalities other than the U.S. Treasury, and inflation-indexed securities issued by other entities such as domestic and foreign corporations and governments. The Portfolio also may invest in fixed income securities that are not linked to inflation, including mortgage- and asset-backed securities. The Portfolio invests primarily in investment grade securities, but may also invest in high yield securities (so called “junk bonds”) up to a limit of 10% of Portfolio assets. Due to Internal Revenue Code provisions governing insurance product funds, no more than 55% of the Portfolio’s assets may be invested in securities issued by the same entity, such as the U.S. Treasury.

Market Overview

All eyes were on the Federal Reserve (the “Fed”) for much of the twelve-month period ended December 31, 2013—a challenging year for fixed income investors, as yields on Treasury notes and bonds increased sharply. In general, investors expected modestly improving economic data to trigger a change in the central bank’s long-standing economic stimulus program, even as it remained unclear whether the economy was strong enough to withstand waning Fed support. While all investment grade bond sectors posted negative returns for the period, Treasury inflation- protected securities (TIPS) returns were among the weakest.

Overall, current U.S. inflation, as measured by the Consumer Price Index (CPI), remained muted during the twelve-month period, providing little support to TIPS. At the end of November 2013, the twelve-month headline change in CPI was 1.2%, well below the Fed’s long-term target rate of 2% and lower than the 1.8% annual inflation rate a year earlier. Global commodity prices, which influence the inflation rate, declined slightly during the twelve-month period. But oil prices were mixed, with Brent crude starting and ending the period at $111 a barrel and West Texas Intermediate (WTI) crude futures advancing from $92 a barrel at the end of 2012 to $98 at the close of 2013.

Subpar growth (compared with past recoveries) and muted current inflation also led to declining longer-term inflation expectations during the year.

Portfolio Results

The Portfolio returned (8.33%) for the twelve months ended December 31, 2013. By comparison, the Portfolio’s benchmark, the Barclays® U.S. Treasury Inflation Protected Securities Index (the “Index”), returned (8.60%). (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Inc., an independent mutual fund ranking agency, the average return of the Inflation Protected Bond Funds peer group for 2013 was (8.21%).

The challenging environment for TIPS and other fixed income securities and the relatively benign inflationary backdrop weighed on the Portfolio’s performance during the year. The Portfolio’s outperformance relative to the benchmark was due to better relative results from the Portfolio’s non-Index securities.

The Portfolio was as fully invested in TIPS as allowed by IRS portfolio diversification regulations for insurance products (55% of the portfolio). The remainder of the Portfolio included non-dollar inflation-linked bonds and investment grade corporate, mortgage and agency securities. Although all of these sectors generated negative results for the twelve-month period, they outperformed TIPS and helped account for the Portfolio’s better results relative to the all-TIPS Index.

In an effort to maintain maximum portfolio inflation protection and provide TIPS-like performance without investing further in TIPS, the Portfolio used inflation swaps to create an inflation-linked overlay for the non-inflation-linked securities. The swaps outperformed and also contributed to the Portfolio’s better relative results for the year, primarily because the Portfolio used corporate and mortgage securities as the counterparts to the swap agreements, and these sectors outperformed TIPS.

Portfolio Manager Outlook

The following forward looking comments are the opinion of American Century, the Portfolio’s sub-adviser.

Although current inflation remained tame throughout 2013, we believe longer-term inflation threats remain intact, including growing federal debt, relatively low interest rates, and ongoing, albeit slightly reduced, Fed bond buying. We believe these factors, combined with an improving economic environment, eventually may trigger higher inflation than currently is priced into the bond market and underscore the importance of securing potential long-term inflation protection through investments in TIPS and other inflation-linked securities.

118	Inflation Protection Portfolio

Inflation Protection Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2013
	1 Year	5 Years	Since Inception*
Inflation Protection Portfolio	-8.33%	5.05%	4.57%
Barclays® U.S. Treasury Inflation Protected Securities (TIPS) Index	-8.60%	5.63%	5.04%
Lipper® Variable Insurance Products (VIP) Inflation Protected Bonds Funds Average	-8.21%	6.09%	-

*	Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

Currently, interest rates are at unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

This Portfolio invests over 50% of its assets in inflation-indexed bonds. Inflation-linked bonds issued by the U.S. Government, known as TIPs, are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Neither the current market value of the inflation-indexed bonds nor the share value of the fund that invests in them is guaranteed, and either or both may fluctuate. Those portions of the Portfolio which are not invested in inflation linked securities will not be automatically protected from inflation. The Portfolio may use derivative instruments for hedging or other purposes as part of its investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

As a non-diversified portfolio, the Portfolio may hold fewer securities, which increases the risk that the value of the Portfolio could go down because of the poor performance of a single investment.

Inflation Protection Portfolio	119

Inflation Protection Portfolio (unaudited)

Top 10 Fixed Income Holdings 12/31/13

Security Description	% of Net Assets
US Treasury Inflation Index Bond, Various	53.2%
United Kingdom Gilt Inflation Linked, Various	7.5%
Federal Home Loan Mortgage Corp., Various	6.0%
France Government Bond OAT, Various	5.1%
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond, Various	2.1%
Canadian Government Bond, Various	0.8%
General Electric Capital Corp., Various	0.5%
The Goldman Sachs Group, Inc., Various	0.4%
Bank of America Corp., Various	0.4%
Irvine Core Office Trust, Series 2013-IRV, Class A2, 3.173%, 5/15/48	0.4%

Sector Allocation 12/31/13

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

The Corporate Bonds sector includes bonds of companies and governments headquartered outside the United States.

The Government and Structured Product categories include domestic taxable bonds.

Consistent with the Portfolio’s stated parameters, no more than 20% of the Portfolio is invested in foreign securities, and no more than 10% is invested in high yield securities.

120	Inflation Protection Portfolio

Inflation Protection Portfolio

Schedule of Investments

December 31, 2013

Corporate Bonds (14.8%)	Shares/ $ Par	Value $ (000’s)

Aerospace & Defense (0.3%)
Boeing Capital Corp., 2.125%, 8/15/16	130,000	134
L-3 Communications Corp., 5.20%, 10/15/19	50,000	54
Lockheed Martin Corp., 2.125%, 9/15/16	100,000	103
Lockheed Martin Corp., 4.25%, 11/15/19	200,000	215
Raytheon Co., 2.50%, 12/15/22	300,000	273

Total		779

Autos & Vehicle Parts (0.4%)
Daimler Finance North America LLC, 1.875%, 1/11/18 144A	200,000	197
Ford Motor Credit Co. LLC, 2.375%, 1/16/18	200,000	202
Ford Motor Credit Co. LLC, 5.00%, 5/15/18	100,000	111
Toyota Motor Credit Corp., 3.30%, 1/12/22	500,000	500

Total		1,010

Banking (2.5%)
American Express Co., 1.55%, 5/22/18	350,000	342
American Express Credit Corp., 1.30%, 7/29/16	70,000	71
Ameriprise Financial, Inc., 4.00%, 10/15/23	100,000	100
Bank of America Corp., 3.30%, 1/11/23	350,000	331
Bank of America Corp., 5.75%, 12/1/17	500,000	569
Bank of Montreal, 1.45%, 4/9/18	100,000	97
BB&T Corp., 2.05%, 6/19/18	100,000	99
The Bear Stearns Cos. LLC, 2.91%, 1/10/14	70,000	70
BNP Paribas SA, 2.40%, 12/12/18	150,000	150
BNP Paribas SA, 2.70%, 8/20/18	60,000	61
Capital One Financial Corp., 3.15%, 7/15/16	100,000	105
Citigroup, Inc., 1.75%, 5/1/18	200,000	197
Citigroup, Inc., 4.05%, 7/30/22	160,000	158
Citigroup, Inc., 6.01%, 1/15/15	140,000	147
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.875%, 2/8/22	200,000	201

Corporate Bonds (14.8%)	Shares/ $ Par	Value $ (000’s)

Banking continued
Fifth Third Bancorp, 4.30%, 1/16/24	60,000	59
The Goldman Sachs Group, Inc., 2.375%, 1/22/18	200,000	201
The Goldman Sachs Group, Inc., 2.90%, 7/19/18	100,000	102
The Goldman Sachs Group, Inc., 3.625%, 1/22/23	350,000	339
The Goldman Sachs Group, Inc., 5.75%, 1/24/22	230,000	259
HSBC Holdings PLC, 5.10%, 4/5/21	200,000	222
JPMorgan Chase & Co., 4.50%, 1/24/22	500,000	529
JPMorgan Chase & Co., 4.625%, 5/10/21	250,000	269
Morgan Stanley, 5.00%, 11/24/25	550,000	552
Morgan Stanley, 5.95%, 12/28/17	200,000	228
PNC Bank, N.A., 6.00%, 12/7/17	200,000	228
Standard Chartered PLC, 5.20%, 1/26/24 144A	60,000	60
U.S. Bancorp, 2.95%, 7/15/22	200,000	186
Wells Fargo & Co., 5.625%, 12/11/17	400,000	458

Total		6,390

Basic Materials (0.1%)
Georgia-Pacific LLC, 5.40%, 11/1/20 144A	140,000	156
International Paper Co., 6.00%, 11/15/41	75,000	82

Total		238

Builders & Building Materials (0.1%)
Mohawk Industries, Inc., 3.85%, 2/1/23	150,000	142

Total		142

Capital Goods (0.2%)
Caterpillar Financial Services Corp., 1.125%, 12/15/14	200,000	202
Caterpillar Financial Services Corp., 1.25%, 11/6/17	60,000	59
Deere & Co., 2.60%, 6/8/22	60,000	56

Corporate Bonds (14.8%)	Shares/ $ Par	Value $ (000’s)

Capital Goods continued
John Deere Capital Corp., 3.15%, 10/15/21	290,000	286

Total		603

Chemicals (0.5%)
The Dow Chemical Co., 2.50%, 2/15/16	130,000	134
E.I. du Pont de Nemours & Co., 4.15%, 2/15/43	200,000	177
Eastman Chemical Co., 2.40%, 6/1/17	300,000	303
Eastman Chemical Co., 3.60%, 8/15/22	140,000	135
Ecolab, Inc., 4.35%, 12/8/21	360,000	373
LyondellBasell Industries NV, 5.00%, 4/15/19	75,000	83

Total		1,205

Conglomerate & Diversified Manufacturing (0.3%)
General Electric Co., 5.25%, 12/6/17	210,000	238
United Technologies Corp., 4.50%, 6/1/42	80,000	77
United Technologies Corp., 4.875%, 5/1/15	525,000	555

Total		870

Consumer Products & Retailing (0.9%)
CVS Caremark Corp., 2.75%, 12/1/22	500,000	461
The Home Depot, Inc., 4.20%, 4/1/43	200,000	182
NIKE, Inc., 2.25%, 5/1/23	250,000	223
Safeway, Inc., 4.75%, 12/1/21	130,000	131
Staples, Inc., 4.375%, 1/12/23	140,000	136
Unilever Capital Corp., 2.20%, 3/6/19	200,000	200
Walgreen Co., 3.10%, 9/15/22	100,000	94
Wal-Mart Stores, Inc., 3.25%, 10/25/20	400,000	408
Wal-Mart Stores, Inc., 5.625%, 4/15/41	300,000	341

Total		2,176

Electric Utilities (0.4%)
CMS Energy Corp., 6.25%, 2/1/20	100,000	116
Constellation Energy Group, Inc., 5.15%, 12/1/20	260,000	277

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio	121

Inflation Protection Portfolio

Corporate Bonds (14.8%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
Dominion Resources, Inc., 6.40%, 6/15/18	340,000	396
Duke Energy Corp., 3.55%, 9/15/21	150,000	150
Georgia Power Co., 4.30%, 3/15/42	100,000	90

Total		1,029

Energy (0.9%)
Anadarko Petroleum Corp., 5.95%, 9/15/16	100,000	111
Apache Corp., 4.75%, 4/15/43	100,000	97
ConocoPhillips, 4.75%, 2/1/14	69,000	69
ConocoPhillips, Co., 2.40%, 12/15/22	280,000	255
Ensco PLC, 4.70%, 3/15/21	250,000	265
EOG Resources, Inc., 2.50%, 2/1/16	300,000	310
Noble Energy, Inc., 4.15%, 12/15/21	180,000	185
Occidental Petroleum Corp., 1.75%, 2/15/17	370,000	371
Sempra Energy, 2.00%, 3/15/14	120,000	120
Sempra Energy, 6.50%, 6/1/16	50,000	56
Talisman Energy, Inc., 3.75%, 2/1/21	150,000	145
Transocean, Inc., 3.80%, 10/15/22	100,000	95
Transocean, Inc., 5.05%, 12/15/16	100,000	111

Total		2,190

Entertainment (0.4%)
Time Warner, Inc., 4.05%, 12/15/23	150,000	149
Time Warner, Inc., 4.875%, 3/15/20	110,000	121
Viacom, Inc., 4.50%, 3/1/21	250,000	262
The Walt Disney Co., 2.35%, 12/1/22	500,000	454

Total		986

Finance (0.4%)
General Electric Capital Corp., 2.10%, 12/11/19	250,000	243
General Electric Capital Corp., 4.65%, 10/17/21	100,000	109
General Electric Capital Corp., 5.625%, 9/15/17	500,000	569
General Electric Capital Corp., 6.00%, 8/7/19	110,000	129

Total		1,050

Corporate Bonds (14.8%)	Shares/ $ Par	Value $ (000’s)

Food & Beverage (0.8%)
Anheuser-Busch InBev Worldwide, Inc., 5.375%, 1/15/20	400,000	459
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19	120,000	150
Diageo Capital PLC, 2.625%, 4/29/23	200,000	182
Dr. Pepper Snapple Group, Inc., 2.90%, 1/15/16	320,000	332
General Mills, Inc., 3.15%, 12/15/21	300,000	294
Kraft Foods Group, Inc., 5.375%, 2/10/20	130,000	147
PepsiCo, Inc., 2.75%, 3/1/23	200,000	185
SABMiller Holdings, Inc., 2.45%, 1/15/17 144A	200,000	205

Total		1,954

Foreign Agencies (0.2%)
Petrobras Global Finance BV, 4.375%, 5/20/23 144A	240,000	214
Statoil ASA, 2.45%, 1/17/23	250,000	228

Total		442

Healthcare (0.4%)
Baxter International, Inc., 1.85%, 1/15/17	200,000	202
Baxter International, Inc., 3.20%, 6/15/23	150,000	143
Catholic Health Initiatives, 2.95%, 11/1/22	100,000	91
Express Scripts Holding Co., 3.125%, 5/15/16	150,000	157
Express Scripts Holding Co., 7.25%, 6/15/19	100,000	121
Medtronic, Inc., 2.75%, 4/1/23	100,000	92
Thermo Fisher Scientific, Inc., 3.20%, 3/1/16	300,000	314

Total		1,120

Insurance (1.0%)
Aetna, Inc., 2.75%, 11/15/22	100,000	92
The Allstate Corp., 4.50%, 6/15/43	150,000	142
American International Group, Inc., 4.875%, 6/1/22	250,000	269
American International Group, Inc., 5.85%, 1/16/18	100,000	115
Berkshire Hathaway, Inc., 4.50%, 2/11/43	250,000	231

	Corporate Bonds (14.8%)	Shares/ $ Par	Value $ (000’s)

	Insurance continued
	The Hartford Financial Services Group, Inc., 5.125%, 4/15/22	150,000	163
(e)	ING US, Inc., 2.90%, 2/15/18	200,000	205
	Liberty Mutual Group, Inc., 4.25%, 6/15/23 144A	100,000	96
	MetLife, Inc., 6.75%, 6/1/16	120,000	136
	Metropolitan Life Global Funding I, 3.00%, 1/10/23 144A	400,000	373
	Prudential Financial, Inc., 2.30%, 8/15/18	100,000	99
	Prudential Financial, Inc., 2.54%, 3/10/15	240,000	241
	UnitedHealth Group, Inc., 4.25%, 3/15/43	150,000	135
	XLIT ltd., 2.30%, 12/15/18	100,000	98

	Total		2,395

	Media (0.8%)
	21st Century Fox America, Inc., 6.90%, 8/15/39	235,000	280
	Comcast Corp., 6.50%, 11/15/35	200,000	233
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.55%, 3/15/15	400,000	413
	NBCUniversal Media LLC, 4.375%, 4/1/21	340,000	360
	NBCUniversal Media LLC, 5.15%, 4/30/20	240,000	268
	Time Warner Cable, Inc., 6.75%, 7/1/18	360,000	404

	Total		1,958

	Metals & Mining (0.3%)
	Barrick North America Finance LLC, 4.40%, 5/30/21	80,000	77
	BHP Billiton Finance USA, Ltd., 3.25%, 11/21/21	180,000	179
	Newmont Mining Corp., 6.25%, 10/1/39	220,000	194
	Rio Tinto Finance USA, Ltd., 3.75%, 9/20/21	280,000	283

	Total		733

	Oil & Gas (0.5%)
	BP Capital Markets PLC, 2.50%, 11/6/22	60,000	55
	BP Capital Markets PLC, 2.75%, 5/10/23	200,000	183
	Chevron Corp., 2.427%, 6/24/20	100,000	97

The Accompanying Notes are an Integral Part of the Financial Statements.

122	Inflation Protection Portfolio

Inflation Protection Portfolio

Corporate Bonds (14.8%)	Shares/ $ Par	Value $ (000’s)

Oil & Gas continued
Petro-Canada, 6.80%, 5/15/38	80,000	96
Petroleos Mexicanos, 3.50%, 1/30/23	130,000	119
Shell International Finance BV, 2.375%, 8/21/22	650,000	595
Total Capital SA, 2.125%, 8/10/18	100,000	100

Total		1,245

Pharmaceuticals (0.8%)
AbbVie, Inc., 2.90%, 11/6/22	200,000	187
Amgen, Inc., 5.85%, 6/1/17	90,000	102
Gilead Sciences, Inc., 4.40%, 12/1/21	260,000	278
GlaxoSmithKline Capital, Inc., 2.85%, 5/8/22	200,000	188
Merck & Co., Inc., 2.40%, 9/15/22	200,000	183
Mylan, Inc., 2.55%, 3/28/19	100,000	99
Mylan, Inc., 2.60%, 6/24/18 144A	70,000	70
Roche Holdings, Inc., 6.00%, 3/1/19 144A	401,000	469
Sanofi, 1.20%, 9/30/14	150,000	151
Teva Pharmaceutical Finance IV LLC, 2.25%, 3/18/20	170,000	162

Total		1,889

Pipelines (0.5%)
Energy Transfer Partners LP, 3.60%, 2/1/23	100,000	93
Energy Transfer Partners LP, 4.15%, 10/1/20	100,000	101
Enterprise Products Operating LLC, 3.70%, 6/1/15	80,000	83
Enterprise Products Operating LLC, 4.85%, 3/15/44	100,000	94
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	270,000	298
Plains All American Pipeline LP/PAA Finance Corp., 3.65%, 6/1/22	200,000	197
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	200,000	184
TransCanada PipeLines, Ltd., 2.50%, 8/1/22	100,000	91
Williams Partners LP, 3.80%, 2/15/15	150,000	155

Corporate Bonds (14.8%)	Shares/ $ Par	Value $ (000’s)

Oil & Gas continued
Williams Partners LP, 4.125%, 11/15/20	80,000	82

Total		1,378

Real Estate Investment Trusts (0.4%)
Boston Properties LP, 3.80%, 2/1/24	70,000	67
DDR Corp., 4.75%, 4/15/18	60,000	65
Essex Portfolio LP, 3.625%, 8/15/22	100,000	94
Health Care REIT, Inc., 3.75%, 3/15/23	300,000	282
Host Hotels & Resorts LP, 3.75%, 10/15/23	100,000	93
Kilroy Realty LP, 3.80%, 1/15/23	130,000	121
ProLogis LP, 4.25%, 8/15/23	80,000	79
Ventas Realty LP/Ventas Capital Corp., 3.25%, 8/15/22	250,000	231

Total		1,032

Services (0.0%)
Republic Services, Inc., 3.80%, 5/15/18	100,000	106

Total		106

Technology (0.8%)
Adobe Systems, Inc., 3.25%, 2/1/15	300,000	308
Apple, Inc., 1.00%, 5/3/18	100,000	97
Apple, Inc., 2.40%, 5/3/23	100,000	90
Cisco Systems, Inc., 5.90%, 2/15/39	165,000	183
Fidelity National Information Services, Inc., 3.50%, 4/15/23	100,000	91
Intel Corp., 2.70%, 12/15/22	260,000	240
International Business Machines Corp., 1.95%, 7/22/16	150,000	154
Intuit, Inc., 5.75%, 3/15/17	140,000	156
Microsoft Corp., 2.125%, 11/15/22	180,000	163
Oracle Corp., 2.50%, 10/15/22	300,000	275
Oracle Corp., 5.75%, 4/15/18	300,000	347

Total		2,104

Telecommunications (0.5%)
AT&T, Inc., 2.625%, 12/1/22	250,000	226
AT&T, Inc., 5.10%, 9/15/14	100,000	103

	Corporate Bonds (14.8%)	Shares/ $ Par	Value $ (000’s)

	Telecommunications continued
	AT&T, Inc., 6.55%, 2/15/39	77,000	87
	British Telecommunications PLC, 5.95%, 1/15/18	100,000	114
	CC Holdings GS V LLC/Crown Castle GS III Corp., 3.849%, 4/15/23	90,000	84
	Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18	60,000	76
	Deutsche Telekom International Finance BV, 6.75%, 8/20/18	130,000	154
	Verizon Communications, Inc., 5.15%, 9/15/23	250,000	269
	Verizon Communications, Inc., 6.10%, 4/15/18	150,000	174

	Total		1,287

	Transportation (0.3%)
	Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	100,000	98
	Canadian National Railway Co., 4.50%, 11/7/43	125,000	121
	CSX Corp., 4.25%, 6/1/21	200,000	209
	Norfolk Southern Corp., 3.85%, 1/15/24	75,000	74
	Norfolk Southern Corp., 5.75%, 4/1/18	100,000	114
	Penske Truck Leasing Co. LP/PTL Finance Corp., 2.875%, 7/17/18 144A	100,000	101
	Union Pacific Corp., 2.75%, 4/15/23	100,000	91

	Total		808

	Yankee Sovereign (0.1%)
	Mexico Government International Bond, 4.75%, 3/8/44	200,000	180

	Total		180

	Total Corporate Bonds
	(Cost: $38,167)		37,299

	Foreign Bonds (15.9%)	Par

	Governments (15.9%)
(f)	Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond 0.75%, 4/15/18, EUR	933,002	1,334

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio	123

Inflation Protection Portfolio

	Foreign Bonds (15.9%)	Shares/ Par	Value $ (000’s)

	Governments continued
(f)	Canadian Government Bond, 4.25%, 12/1/21, CAD	710,774	851
(f)	Canadian Government Bond, 4.25%, 12/1/26, CAD	840,432	1,105
(f)	Commonwealth of Australia Treasury Indexed Bonds, 4.00%, 8/20/20, AUD	415,000	677
(f)	Deutsche Bundesrepublik Inflation Linked Bond, 0.10%, 4/15/23, EUR	872,860	1,171
(f)	Deutsche Bundesrepublik Inflation Linked Bond, 1.75%, 4/15/20, EUR	1,792,389	2,726
(f)	France Government Bond OAT, 1.10%, 7/25/22, EUR	3,744,377	5,387
(f)	France Government Bond OAT, 1.30%, 7/25/19, EUR	1,152,140	1,703
(f)	France Government Bond OAT, 1.85%, 7/25/27, EUR	927,820	1,415
(f)	France Government Bond OAT, 2.25%, 7/25/20, EUR	2,860,773	4,462
(f)	Japanese Government CPI Linked Bond, 1.10%, 12/10/16, JPY	52,552,500	546
(f)	United Kingdom Gilt Inflation Linked, 0.25%, 3/22/52, GBP	88,459	154
(f)	United Kingdom Gilt Inflation Linked, 1.875%, 11/22/22, GBP	1,984,257	3,911
(f)	United Kingdom Gilt Inflation Linked, 2.50%, 4/16/20, GBP	710,000	4,225
(f)	United Kingdom Gilt Inflation Linked, 2.50%, 7/17/24, GBP	2,000,000	10,624

	Total		40,291

	Total Foreign Bonds
	(Cost: $40,827)		40,291

	Governments (53.2%)	$ Par

	Governments (53.2%)
	US Treasury Inflation Index Bond, 0.125%, 4/15/16	10,581,500	10,865
	US Treasury Inflation Index Bond, 0.125%, 4/15/17	1,336,829	1,374
	US Treasury Inflation Index Bond, 0.125%, 4/15/18	14,650,945	14,943

	Governments (53.2%)	Shares/ $ Par	Value $ (000’s)

	Governments continued
	US Treasury Inflation Index Bond, 0.125%, 1/15/22	2,992,655	2,876
	US Treasury Inflation Index Bond, 0.125%, 7/15/22	8,633,110	8,270
	US Treasury Inflation Index Bond, 0.125%, 1/15/23	3,541,425	3,345
	US Treasury Inflation Index Bond, 0.375%, 7/15/23	2,509,100	2,420
	US Treasury Inflation Index Bond, 0.625%, 7/15/21	8,508,023	8,636
	US Treasury Inflation Index Bond, 0.625%, 2/15/43	5,333,475	4,101
	US Treasury Inflation Index Bond, 0.75%, 2/15/42	6,046,911	4,861
	US Treasury Inflation Index Bond, 1.125%, 1/15/21	6,713,823	7,056
(k)	US Treasury Inflation Index Bond, 1.25%, 7/15/20	1,499,379	1,604
	US Treasury Inflation Index Bond, 1.375%, 7/15/18	3,086,921	3,346
	US Treasury Inflation Index Bond, 1.375%, 1/15/20	1,728,144	1,856
	US Treasury Inflation Index Bond, 1.625%, 1/15/18	2,675,736	2,908
	US Treasury Inflation Index Bond, 1.75%, 1/15/28	3,004,629	3,217
	US Treasury Inflation Index Bond, 1.875%, 7/15/15	3,001,975	3,164
	US Treasury Inflation Index Bond, 1.875%, 7/15/19	546,945	608
	US Treasury Inflation Index Bond, 2.00%, 1/15/26	4,589,481	5,081
(b)	US Treasury Inflation Index Bond, 2.125%, 1/15/19	4,215,496	4,707
	US Treasury Inflation Index Bond, 2.125%, 2/15/40	2,631,310	2,956
	US Treasury Inflation Index Bond, 2.125%, 2/15/41	2,543,722	2,858
	US Treasury Inflation Index Bond, 2.375%, 1/15/17	463,276	510

Governments (53.2%)	Shares/ $ Par	Value $ (000’s)

Governments continued
US Treasury Inflation Index Bond, 2.375%, 1/15/25	4,212,940	4,843
US Treasury Inflation Index Bond, 2.375%, 1/15/27	3,156,068	3,635
US Treasury Inflation Index Bond, 2.50%, 7/15/16	4,337,025	4,759
US Treasury Inflation Index Bond, 2.50%, 1/15/29	5,401,275	6,347
US Treasury Inflation Index Bond, 3.375%, 4/15/32	2,033,004	2,705
US Treasury Inflation Index Bond, 3.625%, 4/15/28	2,166,120	2,865
US Treasury Inflation Index Bond, 3.875%, 4/15/29	5,541,003	7,594

Total Governments
(Cost: $140,298)		134,310

Municipal Bonds (0.0%)

Municipal Bonds (0.0%)
Bay Area Toll Authority, Series S-1, 6.918%, 4/1/40 RB	15,000	18
Los Angeles Department of Water and Power, 5.716%, 7/1/39 RB	15,000	16
State of Texas, 5.517%, 4/1/39 GO	30,000	34

Total Municipal Bonds
(Cost: $60)		68

Structured Products (9.0%)

Structured Products (9.0%)
BAMLL Commercial Mortgage Securities Trust, Series 2012-PARK, Class A, 2.959%, 12/10/30 144A	200,000	187
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2004-1, Class A4, 4.76%, 11/10/39	57,795	58
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-5, Class A4, 5.115%, 10/10/45	250,000	265

The Accompanying Notes are an Integral Part of the Financial Statements.

124	Inflation Protection Portfolio

Inflation Protection Portfolio

Structured Products (9.0%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-5, Class AM, 5.176%, 10/10/45	200,000	213
Banc of America Mortgage Trust, Series 2004-7, Class 7A1, 5.00%, 8/25/19	53,351	54
BB-UBS Trust, Series 2012, Class A, 3.43%, 11/5/36	625,000	573
Citicorp Mortgage Securities, Inc., Series 2007-8, Class 1A3, 6.00%, 9/25/37	102,911	105
Commercial Mortgage Trust, Series 2005-GG3, Class A4, 4.799%, 8/10/42	100,000	103
Commerical Mortgage Trust, Series 2004-GG1, Class B, 5.426%, 6/10/36	150,000	151
Countrywide Home Loan Mortgage Pass Through Trust, Series 2003-35, Class 1A3, 5.00%, 9/25/18	46,967	48
Federal Home Loan Mortgage Corp., 4.00%, 5/1/42	8,355,941	8,602
Federal Home Loan Mortgage Corp., 4.50%, 4/1/41	6,244,928	6,627
Federal National Mortgage Association, 4.00%, 5/1/41	532,016	548
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, 4.751%, 7/10/39	740,306	767
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6, 5.396%, 8/10/38	445,500	450
Irvine Core Office Trust, Series 2013-IRV, Class A2, 3.173%, 5/15/48 144A	950,000	890
JPMorgan Chase Commercial Morgage Securities Corp., Series 2013-C16, Class AS, 4.517%, 12/15/46	375,000	386
LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A4, 4.367%, 3/15/36	67,372	67

Structured Products (9.0%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4, 4.568%, 1/15/31	35,366	36
LB-UBS Commercial Mortgage Trust, Series 2005-C2, Class A4, 4.998%, 4/15/30	253,429	256
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, 5.017%, 9/15/40	300,000	318
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM, 5.263%, 11/15/40	175,000	188
LB-UBS Commercial Mortgage Trust, Series 2004-C4, Class A4, 5.494%, 6/15/29	58,598	59
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, 5.649%, 12/18/37	102,946	106
Sequoia Mortgage Trust, Series 2013-12, Class A1, 4.00%, 12/25/43	693,040	697
Sequoia Mortgage Trust, Series 2011-1, Class A1, 4.125%, 2/25/41	86,600	87
Wells Fargo Mortgage Backed Securities, Series 2005-AR16, Class 1A1, 2.659%, 8/25/33	291,656	296
Wells Fargo Mortgage Backed Securities, Series 2005-AR14, Class A1, 5.330%, 8/25/35	122,986	126
Wells Fargo Mortgage Backed Securities, Series 2005-17, Class 1A1, 5.50%, 1/25/36	142,733	143
Wells Fargo Mortgage Backed Securities, Series 2007-3, Class 3A1, 5.50%, 4/25/22	38,760	40
Wells Fargo Mortgage Backed Securities, Series 2006-10, Class A4, 6.00%, 8/25/36	160,048	165
Wells Fargo Mortgage Backed Securities, Series 2007-AR10, Class 1A1, 6.046%, 1/25/38	130,521	129

Total Structured Products
(Cost: $22,857)		22,740

	Short-Term Investments (7.5%)	Shares/ $ Par	Value $ (000’s)

	Commercial Paper (1.0%)
(b)	Crc Funding LLC, 0.01%, 1/2/14 144A	770,000	770
(b)	Govco LLC, 0.01%, 1/2/14 144A	1,800,000	1,800

	Total		2,570

	Money Market Funds (6.5%)
	JPMorgan Money Market Fund	16,482,480	16,482

	Total		16,482

	Total Short-Term Investments
	(Cost: $19,052)		19,052

	Total Investments (100.4%)
	(Cost: $261,261)(a)		253,760

	Other Assets, Less Liabilities (-0.4%)		(1,052)

	Net Assets (100.0%)		252,708

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio	125

Inflation Protection Portfolio

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013 the value of these securities (in thousands) was $5,588 representing 2.2% of the net assets.

GO — General Obligation

RB — Revenue Bond

AUD — Australian Dollar

CAD — Canadian Dollar

EUR — Euro

GBP — British Pound

JPY — Japanese Yen

(a)	At December 31, 2013, the aggregate cost of securities for federal tax purposes (in thousands) was $261,428 and the net unrealized depreciation of investments based on that cost was $7,668 which is comprised of $2,575 aggregate gross unrealized appreciation and $10,243 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
US Long Treasury Bond Futures (Short) (Total Notional Value at December 31, 2013, $1,038)	8	3/14	$11
US Ultra Long Treasury Bond Futures (Short) (Total Notional Value at December 31, 2013, $5,810)	42	3/14	88

(e)	Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

(f)	Foreign Bond — par value is foreign denominated

(h)	Forward foreign currency contracts outstanding on December 31, 2013

Type	Counterparty	Currency	Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	HSBC Bank USA	AUD	669	1/14	$28	$-	$28
Buy	HSBC Bank USA	CAD	42	1/14	-	(1)	(1)
Buy	HSBC Bank USA	CAD	2,250	2/14	-	(20)	(20)
Sell	HSBC Bank USA	CAD	2,118	1/14	26	-	26
Sell	HSBC Bank USA	CAD	2,250	2/14	74	-	74
Buy	HSBC Bank USA	EUR	90	1/14	3	-	3
Sell	HSBC Bank USA	EUR	13,314	1/14	-	(374)	(374)
Buy	HSBC Bank USA	GBP	300	1/14	14	-	14
Sell	HSBC Bank USA	GBP	11,741	1/14	-	(550)	(550)
Sell	HSBC Bank USA	JPY	50,897	1/14	24	-	24

					$169	$(945)	$(776)

(j)	Swap agreements outstanding on December 31, 2013

Total Return Swaps

Reference Entity	Counterparty	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	1.765%	CPURNSA Index Total Return at Maturity	8/14	7,700	$(49)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	1.870%	CPURNSA Index Total Return at Maturity	9/16	6,000	(36)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.420%	CPURNSA Index Total Return at Maturity	4/18	2,000	(73)

The Accompanying Notes are an Integral Part of the Financial Statements.

126	Inflation Protection Portfolio

Inflation Protection Portfolio

Reference Entity	Counterparty	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.223%	CPURNSA Index Total Return at Maturity	5/18	2,500	$(38)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.640%	CPURNSA Index Total Return at Maturity	3/19	4,500	(156)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.510%	CPURNSA Index Total Return at Maturity	3/19	2,000	(86)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.640%	CPURNSA Index Total Return at Maturity	2/20	2,800	(157)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.670%	CPURNSA Index Total Return at Maturity	4/22	3,000	(149)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.763%	CPURNSA Index Total Return at Maturity	3/23	700	(23)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.770%	CPURNSA Index Total Return at Maturity	6/14	1,000	(68)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	1.770%	CPURNSA Index Total Return at Maturity	9/14	1,000	(5)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.095%	CPURNSA Index Total Return at Maturity	10/15	2,500	(54)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.303%	CPURNSA Index Total Return at Maturity	1/16	1,700	(25)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.520%	CPURNSA Index Total Return at Maturity	5/16	5,400	(190)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.720%	CPURNSA Index Total Return at Maturity	8/17	2,000	(189)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.345%	CPURNSA Index Total Return at Maturity	9/17	13,000	(272)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.526%	CPURNSA Index Total Return at Maturity	5/23	5,500	(59)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.535%	CPURNSA Index Total Return at Maturity	5/23	1,000	(11)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.895%	CPURNSA Index Total Return at Maturity	12/27	1,700	$(153)

						$(1,793)

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio	127

Inflation Protection Portfolio

(k)	Cash or securities with an aggregate value of $1,604 (in thousands) has been pledged as collateral for swap contracts outstanding, short sales or written options on December 31, 2013.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2013. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
US Government & Agency Bonds	$-	$134,310	$-
Foreign Bonds	-	40,291	-
Municipal Bonds	-	68	-
Corporate Bonds	-	37,299	-
Structured Products	-	22,740	-
Short-Term Investments	16,482	2,570	-
Other Financial Instruments^
Futures	99	-	-
Forward Currency Contracts	-	169	-
Total Assets	$16,581	$237,447	$-
Liabilities:
Other Financial Instruments^
Forward Currency Contracts	$-	$(945)	$-
Total Return Swaps	-	(1,793)	-
Total Liabilities	$-	$(2,738)	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

128	Inflation Protection Portfolio

High Yield Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
High current income and capital appreciation.	Invest in non-investment grade debt securities.	$518 million

Portfolio Overview

Mason Street Advisors, LLC is the investment adviser for the High Yield Bond Portfolio (the “Portfolio”). Normally, the Portfolio invests in non-investment grade debt securities, which are securities rated below investment grade by at least one major rating agency or, if unrated, determined by the adviser to be of comparable quality. The Portfolio may invest up to 30% of net assets in foreign securities. The securities in which the Portfolio primarily invests are considered speculative and are sometimes known as “junk bonds.” The primary investment strategy of the Portfolio is to identify, based on industry and credit analysis, and to invest in, industries or individual companies that are attractively priced or which have stable or improving fundamental financial characteristics relative to the overall high yield market.

Market Overview

The broad bond market, as measured by the Barclays® U.S. Aggregate Index, posted a negative return during 2013, as rising interest rates and volatility weighed on annual returns. Slow economic growth and low inflation drove interest rates lower during the first half of the year, while uncertainty about monetary policy led to bond market volatility during the second half of the year. Long-term Treasurys suffered the biggest drop in price during the year. Meanwhile, high yield corporate bonds led the bond market, posting positive returns for the year.

During the year, investors showed a penchant for risk, reaching for income in high yield bonds, where fundamentals continued to be solid and stable. As a result, lower rated and higher yield CCCs outperformed the higher rated and lower yield B and BB bonds as an asset class in the high yield market.

Companies took advantage of historically low yields and strong demand from investors, producing a large amount of corporate bond issuance in 2013. Similarly, stable corporate profits and below average default rates made high yield an attractive investment during the year.

Portfolio Results

The Portfolio returned 5.84% for the twelve months ended December 31, 2013. By comparison, the Portfolio’s benchmark, the Barclays® U.S. Corporate High-Yield 2% Issuer Capped Index (the “Index”), returned 7.44%. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Portfolio’s peer group, High Current Yield Funds, was 6.51% for 2013, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

In 2013, the Portfolio was positioned somewhat less aggressively than the Index in terms of credit quality, leading to less return relative to the Index. Specifically, an underweight in lower-quality CCC bonds and an overweight in higher-quality BB bonds was held throughout the year. In general, the lowest quality bonds outperformed, as investors embraced risk. The Portfolio’s overweight position in higher rated BB bonds was the primary source of underperformance relative to the Index.

The Portfolio’s cash position, which may be intermittently lower or higher in anticipation of acquiring attractively valued bonds and for general management of asset flows, also dragged on performance relative to the Index.

Security selection was another source of underperformance relative to the benchmark. In particular, the Portfolio’s position in NII Holdings Inc. bonds suffered, as a few negative credit dynamics surfaced for the company.

Portfolio Manager Outlook

In our view, fundamentals in the high yield bond market should remain relatively sound in 2014. We expect the credit environment to remain stable, which means the upside for bond prices may be more restrained than it was during 2013. Nevertheless, current yields of roughly 5.5% could go a long way toward delivering returns above inflation if the current rate of inflation remains flat.

We are likely to take a more neutral approach to credit risk. We anticipate favoring a smaller overweight to higher-rated bonds, while holding only a modest underweight position in the more volatile CCCs. We also prefer floating rate bank debt to the somewhat rate-sensitive long-dated BBs. This strategy has the potential to help maintain a higher yield while mitigating some of the risk of rising interest rates.

High Yield Bond Portfolio	129

High Yield Bond Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2013
	1 Year	5 Years	10 Years
High Yield Bond Portfolio	5.84%	15.99%	7.81%
Barclays® U.S. Corporate High Yield 2% Issuer Capped Index	7.44%	18.96%	8.61%
Lipper® Variable Insurance Products (VIP) High Current Yield Funds Average	6.51%	15.81%	7.36%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/03. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio invests in lower quality securities, which may represent a significant risk for loss of principal and interest. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds. Return of principal is not guaranteed. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

Currently, interest rates are at unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

The Portfolio’s investments in convertible securities are subject to the risks associated with investments in equity securities, including market risk.

Top 10 Fixed Income Holdings 12/31/13

Security Description	% of Net Assets
Sprint Nextel Corp., Various	2.8%
HCA, Inc., Various	1.8%
DISH DBS Corp., Various	1.5%
General Motors Financial Co., Various	1.4%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, Various	1.4%
First Data Corp., Various	1.2%
ArcelorMittal, Various	1.2%
Chesapeake Energy Corp., Various	1.2%
Valeant Pharmaceuticals International, Various	1.2%
Peabody Energy Corp., Various	1.0%

Sector Allocation 12/31/13

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

130	High Yield Bond Portfolio

High Yield Bond Portfolio

Schedule of Investments

December 31, 2013

	Common Stocks & Warrants (0.1%)	Shares/ $ Par	Value $ (000’s)

	Materials (0.1%)
(n)*	NewPage Group, Inc.	6,020	563

	Total		563

	Metals & Mining (0.0%)
(n)*	Patriot Coal Corp. - Class A	984	2
(n)*	Patriot Coal Corp. Warrants	17,280	43

	Total		45

	Total Common Stocks & Warrants
	(Cost: $637)		608

	Preferred Stocks (1.2%)

	Energy (0.2%)
	SandRidge Energy, Inc., 8.50%, 12/31/49	9,300	1,001

	Total		1,001

	Financials (0.9%)
	Ally Financial, Inc, 7.00%, 12/31/49 144A	1,302	1,243
	Ally Financial, Inc., 8.50%, 12/31/49	93,329	2,506
	GMAC Capital Trust I, 8.125%, 2/15/40	24,559	657

	Total		4,406

	Metals & Mining (0.1%)
	Thompson Creek Metals Co., Inc., 6.50%, 5/15/15	31,780	414

	Total		414

	Telecommunications (0.0%)
*	Crown Castle International Corp., 4.50%, 11/1/16	2,215	222

	Total		222

	Total Preferred Stocks
	(Cost: $5,566)		6,043

	Bonds (86.4%)

	Aerospace & Defense (0.9%)
	Bombardier, Inc., 5.75%, 3/15/22 144A	770,000	764
	Bombardier, Inc., 6.125%, 1/15/23 144A	865,000	859
	Bombardier, Inc., 7.75%, 3/15/20 144A	1,240,000	1,407

	Bonds (86.4%)	Shares/ $ Par	Value $ (000’s)

	Aerospace & Defense continued
	Huntington Ingalls Industries, Inc., 6.875%, 3/15/18	550,000	594
	Huntington Ingalls Industries, Inc., 7.125%, 3/15/21	550,000	604
	Triumph Group, Inc., 4.875%, 4/1/21	605,000	587

	Total		4,815

	Autos & Vehicle Parts (2.4%)
	American Axle & Manufacturing, Inc., 5.125%, 2/15/19	235,000	242
	American Axle & Manufacturing, Inc., 6.25%, 3/15/21	900,000	956
	Chrysler Group LLC/CG Co-Issuer, Inc., 8.00%, 6/15/19	715,000	790
	Chrysler Group LLC/CG Co-Issuer, Inc., 8.25%, 6/15/21	905,000	1,029
(d)	Exide Technologies, 8.625%, 2/1/18	740,000	529
	General Motors Financial Co., Inc., 4.75%, 8/15/17 144A	975,000	1,035
	The Goodyear Tire & Rubber Co., 6.50%, 3/1/21	1,200,000	1,272
	The Goodyear Tire & Rubber Co., 8.25%, 8/15/20	820,000	916
	Jaguar Land Rover Automotive PLC, 4.125%, 12/15/18 144A	880,000	886
	Jaguar Land Rover Automotive PLC, 7.75%, 5/15/18 144A	905,000	974
	Meritor, Inc., 6.75%, 6/15/21	435,000	444
	Navistar International Corp., 8.25%, 11/1/21	950,000	983
	Schaeffler Finance BV, 4.75%, 5/15/21 144A	845,000	843
	Schaeffler Holding Finance BV, 6.875%, 8/15/18 144A	570,000	604
	Visteon Corp., 6.75%, 4/15/19	612,000	650

	Total		12,153

	Banking (2.2%)
	Ally Financial, Inc., 2.75%, 1/30/17	1,515,000	1,521

	Bonds (86.4%)	Shares/ $ Par	Value $ (000’s)

	Banking continued
	Ally Financial, Inc., 5.50%, 2/15/17	990,000	1,072
	Ally Financial, Inc., 7.50%, 9/15/20	925,000	1,078
	Ally Financial, Inc., 8.00%, 3/15/20	2,070,000	2,481
	E*TRADE Financial Corp., 6.00%, 11/15/17	1,240,000	1,317
	E*TRADE Financial Corp., 6.375%, 11/15/19	620,000	666
	E*TRADE Financial Corp., 6.75%, 6/1/16	605,000	656
	JPMorgan Chase & Co., 7.90%, 4/29/49	1,120,000	1,235
	KCG Holdings, Inc., 8.25%, 6/15/18 144A	820,000	863
	Wells Fargo & Co., 7.98%, 3/29/49	560,000	624

	Total		11,513

	Basic Materials (3.1%)
	Ardagh Packaging Finance PLC, 7.375%, 10/15/17 144A	485,000	521
	Ardagh Packaging Finance PLC, 9.125%, 10/15/20 144A	430,000	471
	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 7.00%, 11/15/20 144A	1,240,000	1,252
	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 9.125%, 10/15/20 144A	445,000	485
	Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II, 6.00%, 6/15/17 144A	990,000	1,002
(c)	BOE Intermediate Holding Corp., 9.00%, 11/1/17 144A	977,542	1,019
(c)	BOE Merger Corp., 9.50%, 11/1/17 144A	360,000	382
	Cascades, Inc., 7.875%, 1/15/20	810,000	867
	Exopack Holdings SA, 7.875%, 11/1/19 144A	330,000	337

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio	131

High Yield Bond Portfolio

Bonds (86.4%)	Shares/ $ Par	Value $ (000’s)

Basic Materials continued
Graphic Packaging International, Inc., 4.75%, 4/15/21	600,000	594
Plastipak Holdings, Inc., 6.50%, 10/1/21 144A	570,000	590
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 5.75%, 10/15/20	1,725,000	1,759
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 6.875%, 2/15/21	205,000	221
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 7.125%, 4/15/19	1,340,000	1,427
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 7.875%, 8/15/19	485,000	536
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 8.25%, 2/15/21	740,000	790
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 9.00%, 4/15/19	1,070,000	1,148
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 9.875%, 8/15/19	1,010,000	1,124
Sealed Air Corp., 6.50%, 12/1/20 144A	370,000	398
Sealed Air Corp., 8.125%, 9/15/19 144A	425,000	477
Sealed Air Corp., 8.375%, 9/15/21 144A	785,000	891

Total		16,291

Builders & Building Materials (1.1%)
Brookfield Residential Properties, Inc., 6.50%, 12/15/20 144A	430,000	446
Building Materials Corp. of America, 6.75%, 5/1/21 144A	760,000	823
Cemex SAB de CV, 5.875%, 3/25/19 144A	300,000	301
Cemex SAB de CV, 6.50%, 12/10/19 144A	1,140,000	1,178
KB Home, 7.25%, 6/15/18	610,000	672

Bonds (86.4%)	Shares/ $ Par	Value $ (000’s)

Builders & Building Materials continued
KB Home, 9.10%, 9/15/17	720,000	844
USG Corp., 5.875%, 11/1/21 144A	140,000	145
USG Corp., 7.875%, 3/30/20 144A	575,000	647
Vulcan Materials Co., 6.40%, 11/30/17	760,000	855

Total		5,911

Capital Goods (0.9%)
Ashtead Capital, Inc., 6.50%, 7/15/22 144A	235,000	251
Case New Holland, Inc., 7.875%, 12/1/17	1,015,000	1,198
CNH Capital LLC, 3.625%, 4/15/18	760,000	770
CNH Capital LLC, 3.875%, 11/1/15	280,000	289
CNH Capital LLC, 6.25%, 11/1/16	485,000	535
Terex Corp., 6.00%, 5/15/21	620,000	641
United Rentals North America, Inc., 5.75%, 7/15/18	290,000	310
United Rentals North America, Inc., 7.375%, 5/15/20	405,000	449

Total		4,443

Chemicals (1.8%)
Celanese US Holdings LLC, 4.625%, 11/15/22	825,000	790
Hexion US Finance Corp., 6.625%, 4/15/20	1,910,000	1,958
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18	1,655,000	1,719
Huntsman International LLC, 4.875%, 11/15/20	1,385,000	1,364
Ineos Finance PLC, 7.50%, 5/1/20 144A	400,000	438
Ineos Finance PLC, 8.375%, 2/15/19 144A	540,000	601
Ineos Group Holdings SA, 6.125%, 8/15/18 144A	415,000	417
Rockwood Specialties Group, Inc., 4.625%, 10/15/20	1,065,000	1,088
Tronox Finance, 6.375%, 8/15/20	890,000	908

	Bonds (86.4%)	Shares/ $ Par	Value $ (000’s)

	Chemicals continued
	US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV, 7.375%, 5/1/21 144A	240,000	256

	Total		9,539

	Conglomerate & Diversified Manufacturing (0.5%)
	Gardner Denver, Inc., 6.875%, 8/15/21 144A	340,000	339
	Rexel SA, 5.25%, 6/15/20 144A	795,000	799
	SPX Corp., 6.875%, 9/1/17	615,000	695
	WESCO Distribution, Inc., 5.375%, 12/15/21 144A	475,000	475

	Total		2,308

	Consumer Products & Retailing (2.2%)
(c)	Alphabet Holding Co., 7.75%, 11/1/17 144A	475,000	490
(c)	Alphabet Holding Co., 7.75%, 11/1/17	300,000	309
	AutoNation, Inc., 5.50%, 2/1/20	540,000	580
(c)	BI-LO LLC/BI-LO Finance Corp., 8.625%, 9/15/18 144A	685,000	716
	Ctrip.com International, Ltd., 1.25%, 10/15/18 144A	445,000	444
	First Quality Finance Co., Inc., 4.625%, 5/15/21 144A	770,000	732
	Hanesbrands, Inc., 6.375%, 12/15/20	615,000	672
	Levi Strauss & Co., 6.875%, 5/1/22	575,000	633
	Levi Strauss & Co., 7.625%, 5/15/20	615,000	675
	Limited Brands, Inc., 5.625%, 2/15/22	330,000	337
	Limited Brands, Inc., 8.50%, 6/15/19	580,000	696
	Neiman Marcus Group LTD, Inc., 8.00%, 10/15/21 144A	425,000	444
	Prestige Brands, Inc., 5.375%, 12/15/21 144A	425,000	429
	Rent-A-Center, Inc., 4.75%, 5/1/21	240,000	225
	Revlon Consumer Products Corp., 5.75%, 2/15/21	905,000	893
	Sally Holdings LLC/Sally Capital, Inc., 5.75%, 6/1/22	60,000	62

The Accompanying Notes are an Integral Part of the Financial Statements.

132	High Yield Bond Portfolio

High Yield Bond Portfolio

Bonds (86.4%)	Shares/ $ Par	Value $ (000’s)

Consumer Products & Retailing continued
Sally Holdings LLC/Sally Capital, Inc., 6.875%, 11/15/19	870,000	961
SUPERVALU, Inc., 6.75%, 6/1/21	780,000	770
SUPERVALU, Inc., 8.00%, 5/1/16	1,030,000	1,140
Toys R US - Delaware, Inc., 7.375%, 9/1/16 144A	316,000	289

Total		11,497

Electric Utilities (2.3%)
The AES Corp., 7.75%, 10/15/15	1,495,000	1,652
The AES Corp., 8.00%, 10/15/17	585,000	687
The AES Corp., 8.00%, 6/1/20	1,170,000	1,369
Calpine Corp., 6.00%, 1/15/22 144A	330,000	338
Calpine Corp., 7.50%, 2/15/21 144A	739,000	806
Calpine Corp., 7.875%, 7/31/20 144A	1,427,000	1,563
GenOn Americas Generation LLC, 8.50%, 10/1/21	1,330,000	1,400
NRG Energy, Inc., 7.625%, 1/15/18	1,765,000	2,012
NRG Energy, Inc., 7.625%, 5/15/19	1,210,000	1,280
NRG Energy, Inc., 8.25%, 9/1/20	230,000	255
NSG Holdings LLC/NSG Holdings, Inc., 7.75%, 12/15/25 144A	705,000	751

Total		12,113

Energy (14.4%)
AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75%, 5/20/20	915,000	1,000
AmeriGas Partners LP/AmeriGas Finance Corp., 6.25%, 8/20/19	1,185,000	1,274
Antero Resources Finance Corp., 5.375%, 11/1/21 144A	945,000	954
Athlon Holdings LP/Athlon Finance Corp., 7.375%, 4/15/21 144A	300,000	315
Atwood Oceanics, Inc., 6.50%, 2/1/20	340,000	363
Aurora USA Oil & Gas, Inc., 7.50%, 4/1/20 144A	300,000	309

Bonds (86.4%)	Shares/ $ Par	Value $ (000’s)

Energy continued
Bill Barrett Corp., 7.00%, 10/15/22	860,000	892
Bill Barrett Corp., 7.625%, 10/1/19	1,280,000	1,376
Bonanza Creek Energy, Inc., 6.75%, 4/15/21	240,000	251
BreitBurn Energy Partners LP/BreitBurn Finance Corp., 7.875%, 4/15/22	475,000	494
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20	445,000	487
Carrizo Oil & Gas, Inc., 8.625%, 10/15/18	1,000,000	1,083
Chesapeake Energy Corp., 5.375%, 6/15/21	1,195,000	1,237
Chesapeake Energy Corp., 6.125%, 2/15/21	1,400,000	1,502
Chesapeake Energy Corp., 6.875%, 11/15/20	1,255,000	1,418
Chesapeake Energy Corp., 7.25%, 12/15/18	750,000	866
Chesapeake Energy Corp., 9.50%, 2/15/15	765,000	829
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19	425,000	445
Cimarex Energy Co., 5.875%, 5/1/22	960,000	1,015
Comstock Resources, Inc., 7.75%, 4/1/19	615,000	653
Comstock Resources, Inc., 9.50%, 6/15/20	955,000	1,070
Concho Resources, Inc., 5.50%, 4/1/23	700,000	721
Concho Resources, Inc., 7.00%, 1/15/21	615,000	676
Denbury Resources, Inc., 8.25%, 2/15/20	947,000	1,043
Energy XXI Gulf Coast, Inc., 7.50%, 12/15/21 144A	855,000	891
EP Energy LLC/EP Energy Finance, Inc., 9.375%, 5/1/20	1,435,000	1,656
EP Energy LLC/Everest Acquisition Finance, Inc., 7.75%, 9/1/22	290,000	325
Exterran Holdings, Inc., 7.25%, 12/1/18	760,000	803
Exterran Partners LP/EXLP Finance Corp., 6.00%, 4/1/21 144A	1,100,000	1,092

Bonds (86.4%)	Shares/ $ Par	Value $ (000’s)

Energy continued
Forest Oil Corp., 7.25%, 6/15/19	725,000	706
Forum Energy Technologies, Inc., 6.25%, 10/1/21 144A	665,000	698
Halcon Resources Corp., 8.875%, 5/15/21	725,000	732
Halcon Resources Corp., 9.75%, 7/15/20 144A	735,000	765
Halcon Resources Corp., 9.75%, 7/15/20	760,000	792
Hercules Offshore, Inc., 7.50%, 10/1/21 144A	840,000	890
Hercules Offshore, Inc., 8.75%, 7/15/21 144A	625,000	697
Hilcorp Energy I LP/Hilcorp Finance Co., 7.625%, 4/15/21 144A	485,000	526
Hilcorp Energy I LP/Hilcorp Finance Co., 8.00%, 2/15/20 144A	940,000	1,018
Hornbeck Offshore Services, Inc., 5.00%, 3/1/21	800,000	784
Hornbeck Offshore Services, Inc., 5.875%, 4/1/20	345,000	356
Kodiak Oil & Gas Corp., 5.50%, 1/15/21	455,000	454
Kodiak Oil & Gas Corp., 5.50%, 2/1/22	570,000	567
Kodiak Oil & Gas Corp., 8.125%, 12/1/19	855,000	949
Legacy Reserves LP/Legacy Reserves Finance Corp., 6.625%, 12/1/21 144A	585,000	566
Linn Energy LLC/Linn Energy Finance Corp., 6.50%, 5/15/19	1,940,000	1,979
Linn Energy LLC/Linn Energy Finance Corp., 7.00%, 11/1/19 144A	1,155,000	1,167
Linn Energy LLC/Linn Energy Finance Corp., 7.75%, 2/1/21	920,000	973
Linn Energy LLC/Linn Energy Finance Corp., 8.625%, 4/15/20	190,000	205
Magnum Hunter Resources Corp., 9.75%, 5/15/20	1,235,000	1,334
MEG Energy Corp., 6.375%, 1/30/23 144A	1,370,000	1,379

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio	133

High Yield Bond Portfolio

Bonds (86.4%)	Shares/ $ Par	Value $ (000’s)

Energy continued
MEG Energy Corp., 7.00%, 3/31/24 144A	140,000	142
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, 9.25%, 6/1/21	1,750,000	1,829
Northern Oil and Gas, Inc., 8.00%, 6/1/20	295,000	309
Oasis Petroleum, Inc., 6.50%, 11/1/21	1,090,000	1,166
Oasis Petroleum, Inc., 6.875%, 3/15/22 144A	740,000	784
Offshore Group Investment, Ltd., 7.50%, 11/1/19	1,505,000	1,637
Oil States International, Inc., 5.125%, 1/15/23	405,000	457
Oil States International, Inc., 6.50%, 6/1/19	605,000	644
Pacific Drilling SA, 5.375%, 6/1/20 144A	780,000	784
Pacific Drilling V, Ltd., 7.25%, 12/1/17 144A	1,255,000	1,355
Petroleum Geo-Services ASA, 7.375%, 12/15/18 144A	910,000	969
QEP Resources, Inc., 5.25%, 5/1/23	590,000	553
QEP Resources, Inc., 6.875%, 3/1/21	1,130,000	1,212
Range Resources Corp., 5.75%, 6/1/21	725,000	769
Rosetta Resources, Inc., 5.625%, 5/1/21	500,000	499
Rosetta Resources, Inc., 5.875%, 6/1/22	1,895,000	1,881
Rosetta Resources, Inc., 9.50%, 4/15/18	615,000	658
Samson Investment Co., 10.50%, 2/15/20 144A	1,890,000	2,060
Sanchez Energy Corp., 7.75%, 6/15/21 144A	2,220,000	2,270
SandRidge Energy, Inc., 7.50%, 3/15/21	1,035,000	1,084
SandRidge Energy, Inc., 7.50%, 2/15/23	580,000	589
SandRidge Energy, Inc., 8.125%, 10/15/22	755,000	800
SESI LLC, 6.375%, 5/1/19	965,000	1,030
SM Energy Co., 6.50%, 11/15/21	960,000	1,018
SM Energy Co., 6.50%, 1/1/23	335,000	351
SM Energy Co., 6.625%, 2/15/19	610,000	648
Swift Energy Co., 7.875%, 3/1/22	300,000	297

Bonds (86.4%)	Shares/ $ Par	Value $ (000’s)

Energy continued
Swift Energy Co., 8.875%, 1/15/20	900,000	936
Trinidad Drilling, Ltd., 7.875%, 1/15/19 144A	925,000	983
Unit Corp., 6.625%, 5/15/21	695,000	733
Venoco, Inc., 8.875%, 2/15/19	740,000	729
Whiting Petroleum Corp., 5.00%, 3/15/19	950,000	971
Whiting Petroleum Corp., 5.75%, 3/15/21	570,000	590
WPX Energy, Inc., 5.25%, 1/15/17	545,000	582
WPX Energy, Inc., 6.00%, 1/15/22	685,000	685

Total		74,581

Entertainment (0.9%)
Activision Blizzard, Inc., 5.625%, 9/15/21 144A	570,000	590
AMC Entertainment, Inc., 9.75%, 12/1/20	980,000	1,121
DreamWorks Animation SKG, Inc., 6.875%, 8/15/20 144A	840,000	888
Speedway Motorsports, Inc., 6.75%, 2/1/19	730,000	776
WMG Acquisition Corp., 6.00%, 1/15/21 144A	216,000	224
WMG Acquisition Corp., 11.50%, 10/1/18	1,065,000	1,225

Total		4,824

Finance (5.4%)
AerCap Aviation Solutions BV, 6.375%, 5/30/17	690,000	747
Air Lease Corp., 5.625%, 4/1/17	1,915,000	2,109
Aircastle, Ltd., 4.625%, 12/15/18	475,000	478
Aircastle, Ltd., 6.25%, 12/1/19	435,000	466
Aircastle, Ltd., 6.75%, 4/15/17	920,000	1,026
Aircastle, Ltd., 7.625%, 4/15/20	285,000	320
Aviation Capital Group Corp., 4.625%, 1/31/18 144A	605,000	626
AWAS Aviation Capital, Ltd., 7.00%, 10/17/16 144A	1,459,600	1,511
Cash America International, Inc., 5.75%, 5/15/18 144A	785,000	746
CIT Group, Inc., 5.00%, 5/15/17	575,000	614

Bonds (86.4%)	Shares/ $ Par	Value $ (000’s)

Finance continued
CIT Group, Inc., 5.00%, 8/15/22	870,000	848
CIT Group, Inc., 5.25%, 3/15/18	1,915,000	2,054
CIT Group, Inc., 5.375%, 5/15/20	765,000	813
CIT Group, Inc., 5.50%, 2/15/19 144A	535,000	574
FTI Consulting, Inc., 6.00%, 11/15/22	495,000	501
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.00%, 8/1/20 144A	685,000	705
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 7.75%, 1/15/16	410,000	418
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18	965,000	1,003
International Lease Finance Corp., 7.125%, 9/1/18 144A	1,325,000	1,534
International Lease Finance Corp., 8.75%, 3/15/17	1,840,000	2,167
International Lease Finance Corp., 8.875%, 9/1/17	925,000	1,101
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.50%, 8/1/18	530,000	539
PHH Corp., 6.375%, 8/15/21	1,140,000	1,140
Provident Funding Associates LP/PFG Finance Corp., 6.75%, 6/15/21 144A	410,000	408
SLM Corp., 4.875%, 6/17/19	945,000	942
SLM Corp., 5.50%, 1/15/19	760,000	789
SLM Corp., 6.00%, 1/25/17	880,000	952
SLM Corp., 8.00%, 3/25/20	550,000	623
SLM Corp., 8.45%, 6/15/18	970,000	1,130
Springleaf Finance Corp., 6.00%, 6/1/20	1,170,000	1,170

Total		28,054

Food & Beverage (2.4%)
ARAMARK Corp., 5.75%, 3/15/20 144A	900,000	940
Constellation Brands, Inc., 6.00%, 5/1/22	220,000	235
Constellation Brands, Inc., 7.25%, 9/1/16	635,000	721

The Accompanying Notes are an Integral Part of the Financial Statements.

134	High Yield Bond Portfolio

High Yield Bond Portfolio

Bonds (86.4%)	Shares/ $ Par	Value $ (000’s)

Food & Beverage continued
Cott Beverages, Inc., 8.125%, 9/1/18	615,000	664
Darling Escrow Corp., 5.375%, 1/15/22 144A	285,000	287
Dean Foods Co., 7.00%, 6/1/16	820,000	906
JBS Finance II, Ltd., 8.25%, 1/29/18 144A	630,000	661
JBS Investments GmbH, 7.75%, 10/28/20 144A	665,000	672
JBS USA LLC/JBS USA Finance, Inc., 7.25%, 6/1/21 144A	1,410,000	1,468
Land O’ Lakes, Inc., 6.00%, 11/15/22 144A	1,020,000	1,051
Pilgrim’s Pride Corp., 7.875%, 12/15/18	885,000	965
Post Holdings, Inc., 6.75%, 12/1/21 144A	1,085,000	1,123
Post Holdings, Inc., 7.375%, 2/15/22 144A	170,000	182
Post Holdings, Inc., 7.375%, 2/15/22	467,000	500
Smithfield Foods, Inc., 6.625%, 8/15/22	785,000	832
Sun Merger Sub, Inc., 5.25%, 8/1/18 144A	570,000	597
Sun Merger Sub, Inc., 5.875%, 8/1/21 144A	285,000	292
TreeHouse Foods, Inc., 7.75%, 3/1/18	500,000	524

Total		12,620

Foreign Agencies (0.1%)
CITGO Petroleum Corp., 11.50%, 7/1/17 144A	570,000	624

Total		624

Gaming/Leisure/Lodging (2.0%)
Caesars Entertainment Operating Co., Inc., 8.50%, 2/15/20	1,265,000	1,218
Caesars Entertainment Operating Co., Inc., 11.25%, 6/1/17	1,210,000	1,231
Churchill Downs, Inc., 5.375%, 12/15/21 144A	235,000	239
Golden Nugget Escrow, Inc., 8.50%, 12/1/21 144A	475,000	480
MGM Resorts International, 6.625%, 12/15/21	755,000	798
MGM Resorts International, 6.75%, 10/1/20	595,000	637
MGM Resorts International, 7.625%, 1/15/17	685,000	779

	Bonds (86.4%)	Shares/ $ Par	Value $ (000’s)

	Gaming/Leisure/Lodging continued
	MGM Resorts International, 7.75%, 3/15/22	565,000	631
	MGM Resorts International, 8.625%, 2/1/19	855,000	1,002
	NCL Corp., Ltd., 5.00%, 2/15/18	300,000	309
	RHP Hotel Properties LP/RHP Finance Corp., 5.00%, 4/15/21	360,000	355
	Royal Caribbean Cruises, Ltd., 5.25%, 11/15/22	430,000	430
	Scientific Games International, Inc., 6.25%, 9/1/20	980,000	1,005
	Scientific Games International, Inc., 9.25%, 6/15/19	340,000	365
	Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, 5.875%, 5/15/21 144A	800,000	786

	Total		10,265

	Healthcare (5.1%)
	Biomet, Inc., 6.50%, 8/1/20	825,000	866
	CHS/Community Health Systems, Inc., 5.125%, 8/15/18	575,000	594
	CHS/Community Health Systems, Inc., 7.125%, 7/15/20	870,000	903
	CHS/Community Health Systems, Inc., 8.00%, 11/15/19	2,170,000	2,354
(c)	ConvaTec Finance International SA, 8.25%, 1/15/19 144A	285,000	292
	Fresenius Medical Care US Finance II, Inc., 5.625%, 7/31/19 144A	1,210,000	1,307
	Fresenius Medical Care US Finance II, Inc., 5.875%, 1/31/22 144A	335,000	353
	Fresenius Medical Care US Finance, Inc., 6.50%, 9/15/18 144A	245,000	277
	HCA Holdings, Inc., 6.25%, 2/15/21	1,065,000	1,114
	HCA Holdings, Inc., 7.75%, 5/15/21	1,230,000	1,344
	HCA, Inc., 5.875%, 3/15/22	1,730,000	1,786
	HCA, Inc., 6.50%, 2/15/20	1,400,000	1,538
	HCA, Inc., 7.25%, 9/15/20	1,595,000	1,739

	Bonds (86.4%)	Shares/ $ Par	Value $ (000’s)

	Healthcare continued
	HCA, Inc., 7.875%, 2/15/20	680,000	730
	HCA, Inc., 8.00%, 10/1/18	730,000	862
	Health Management Associates, Inc., 6.125%, 4/15/16	1,110,000	1,229
	Health Management Associates, Inc., 7.375%, 1/15/20	570,000	638
(c)	Healthcare Technology Intermediate, Inc., 7.375%, 9/1/18 144A	400,000	416
	Hologic, Inc., 6.25%, 8/1/20	230,000	243
	Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/1/19	925,000	1,041
	LifePoint Hospitals, Inc., 5.50%, 12/1/21 144A	570,000	572
	Prospect Medical Holdings, Inc., 8.375%, 5/1/19 144A	1,000,000	1,073
	Tenet Healthcare Corp., 4.50%, 4/1/21	600,000	568
	Tenet Healthcare Corp., 6.00%, 10/1/20 144A	1,070,000	1,117
	Tenet Healthcare Corp., 6.25%, 11/1/18	915,000	1,013
	Tenet Healthcare Corp., 6.75%, 2/1/20	760,000	779
	Tenet Healthcare Corp., 8.125%, 4/1/22	855,000	921
	WellCare Health Plans, Inc., 5.75%, 11/15/20	475,000	486

	Total		26,155

	Insurance (0.6%)
	Centene Corp., 5.75%, 6/1/17	1,620,000	1,721
	Hockey Merger Sub 2, Inc., 7.875%, 10/1/21 144A	1,140,000	1,172

	Total		2,893

	Media (8.5%)
	Cablevision Systems Corp., 7.75%, 4/15/18	615,000	686
	CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, 3/15/21 144A	1,560,000	1,490
	CCO Holdings LLC/CCO Holdings Capital Corp., 6.50%, 4/30/21	1,125,000	1,156
	CCO Holdings LLC/CCO Holdings Capital Corp., 7.00%, 1/15/19	1,515,000	1,596

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio	135

High Yield Bond Portfolio

Bonds (86.4%)	Shares/ $ Par	Value $ (000’s)

Media continued
CCO Holdings LLC/CCO Holdings Capital Corp., 7.375%, 6/1/20	570,000	617
Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.125%, 12/15/21 144A	880,000	825
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375%, 9/15/20 144A	1,225,000	1,256
CSC Holdings LLC, 6.75%, 11/15/21	1,900,000	2,047
CSC Holdings LLC, 7.625%, 7/15/18	870,000	995
CSC Holdings LLC, 7.875%, 2/15/18	535,000	611
CSC Holdings LLC, 8.625%, 2/15/19	445,000	522
DISH DBS Corp., 4.25%, 4/1/18	1,795,000	1,831
DISH DBS Corp., 5.00%, 3/15/23	810,000	755
DISH DBS Corp., 5.125%, 5/1/20	1,200,000	1,203
DISH DBS Corp., 5.875%, 7/15/22	775,000	775
DISH DBS Corp., 6.75%, 6/1/21	1,210,000	1,283
DISH DBS Corp., 7.875%, 9/1/19	1,760,000	2,015
Gannett Co., 5.125%, 10/15/19 144A	570,000	593
Gannett Co., 5.125%, 7/15/20 144A	715,000	724
Gray Television, Inc., 7.50%, 10/1/20	700,000	744
Hughes Satellite Systems Corp., 6.50%, 6/15/19	965,000	1,045
Hughes Satellite Systems Corp., 7.625%, 6/15/21	605,000	675
IAC/InterActiveCorp., 4.875%, 11/30/18 144A	475,000	486
Inmarsat Finance PLC, 7.375%, 12/1/17 144A	285,000	296
Intelsat Jackson Holdings SA, 7.25%, 4/1/19	1,050,000	1,134
Intelsat Jackson Holdings SA, 7.25%, 10/15/20	770,000	842

Bonds (86.4%)	Shares/ $ Par	Value $ (000’s)

Media continued
Intelsat Jackson Holdings SA, 8.50%, 11/1/19	1,020,000	1,113
Intelsat Luxembourg SA, 7.75%, 6/1/21 144A	1,355,000	1,453
LIN Television Corp., 6.375%, 1/15/21	600,000	624
Mediacom LLC/Mediacom Capital Corp., 9.125%, 8/15/19	325,000	351
Netflix, Inc., 5.375%, 2/1/21 144A	480,000	486
Nexstar Finance, Inc., 6.875%, 11/15/20	285,000	305
Nielsen Finance LLC/Nielsen Finance Co., 7.75%, 10/15/18	605,000	653
Outerwall, Inc., 6.00%, 3/15/19	1,280,000	1,306
RR Donnelley & Sons Co., 7.00%, 2/15/22	285,000	306
RR Donnelley & Sons Co., 7.875%, 3/15/21	480,000	533
Sinclair Television Group, Inc., 5.375%, 4/1/21	1,000,000	985
Sinclair Television Group, Inc., 6.125%, 10/1/22	760,000	768
Sinclair Television Group, Inc., 6.375%, 11/1/21 144A	400,000	414
Sirius XM Holdings, Inc., 4.25%, 5/15/20 144A	470,000	444
Sirius XM Holdings, Inc., 4.625%, 5/15/23 144A	400,000	362
Sirius XM Holdings, Inc., 5.75%, 8/1/21 144A	760,000	768
Sirius XM Holdings, Inc., 5.875%, 10/1/20 144A	855,000	872
Starz LLC/Starz Finance Corp., 5.00%, 9/15/19 144A	295,000	302
Starz LLC/Starz Finance Corp., 5.00%, 9/15/19	450,000	460
Univision Communications, Inc., 6.75%, 9/15/22 144A	715,000	783
Univision Communications, Inc., 7.875%, 11/1/20 144A	800,000	879
UPCB Finance III, Ltd., 6.625%, 7/1/20 144A	985,000	1,046

Bonds (86.4%)	Shares/ $ Par	Value $ (000’s)

Media continued
UPCB Finance V, Ltd., 7.25%, 11/15/21 144A	340,000	369
Videotron, Ltd., 5.00%, 7/15/22	960,000	938
Virgin Media Finance PLC, 8.375%, 10/15/19	451,000	493
Virgin Media Secured Finance PLC, 5.375%, 4/15/21 144A	1,005,000	1,005

Total		44,220

Metals & Mining (6.3%)
AK Steel Corp., 7.625%, 5/15/20	510,000	509
AK Steel Corp., 8.75%, 12/1/18	925,000	1,034
Aleris International, Inc., 7.625%, 2/15/18	460,000	486
Aleris International, Inc., 7.875%, 11/1/20	600,000	638
Alpha Natural Resources, Inc., 6.00%, 6/1/19	1,790,000	1,544
ArcelorMittal, 5.75%, 8/5/20	915,000	972
ArcelorMittal, 6.00%, 3/1/21	1,755,000	1,860
ArcelorMittal, 6.125%, 6/1/18	2,005,000	2,200
ArcelorMittal, 6.75%, 2/25/22	1,230,000	1,338
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.25%, 12/15/17	710,000	741
CONSOL Energy, Inc., 8.00%, 4/1/17	1,545,000	1,628
CONSOL Energy, Inc., 8.25%, 4/1/20	1,540,000	1,667
FMG Resources (August 2006) Pty, Ltd., 6.00%, 4/1/17 144A	575,000	611
FMG Resources (August 2006) Pty, Ltd., 6.875%, 2/1/18 144A	635,000	668
FMG Resources (August 2006) Pty, Ltd., 8.25%, 11/1/19 144A	1,215,000	1,364
FQM Akubra, Inc., 7.50%, 6/1/21 144A	245,000	256
GrafTech International, Ltd., 6.375%, 11/15/20	370,000	379
HudBay Minerals, Inc., 9.50%, 10/1/20 144A	50,000	51
HudBay Minerals, Inc., 9.50%, 10/1/20	405,000	416

The Accompanying Notes are an Integral Part of the Financial Statements.

136	High Yield Bond Portfolio

High Yield Bond Portfolio

	Bonds (86.4%)	Shares/ $ Par	Value $ (000’s)

	Metals & Mining continued
	KGHM International, Ltd., 7.75%, 6/15/19 144A	905,000	955
	Molycorp, Inc., 6.00%, 9/1/17	950,000	764
	Molycorp, Inc., 10.00%, 6/1/20	820,000	814
	New Gold, Inc., 6.25%, 11/15/22 144A	735,000	711
(c),(n)	Patriot Coal Corp., 15.00%, 12/15/23	431,964	691
	Peabody Energy Corp., 4.75%, 12/15/41	2,180,000	1,714
	Peabody Energy Corp., 6.00%, 11/15/18	1,705,000	1,816
	Peabody Energy Corp., 6.25%, 11/15/21	610,000	616
	Peabody Energy Corp., 6.50%, 9/15/20	765,000	805
	Plains Exploration & Production Co., 6.125%, 6/15/19	1,150,000	1,258
	Rain CII Carbon LLC/CII Carbon Corp., 8.25%, 1/15/21 144A	310,000	316
	Severstal Columbus LLC, 10.25%, 2/15/18	940,000	996
	Steel Dynamics, Inc., 6.125%, 8/15/19	385,000	417
	Steel Dynamics, Inc., 6.375%, 8/15/22	385,000	416
	Thompson Creek Metals Co., Inc., 7.375%, 6/1/18	755,000	644
	United States Steel Corp., 7.375%, 4/1/20	930,000	1,002
	Vedanta Resources PLC, 6.00%, 1/31/19 144A	585,000	566

	Total		32,863

	Oil & Gas (0.7%)
	Northern Tier Energy LLC/Northern Tier Finance Corp., 7.125%, 11/15/20	430,000	449
	PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 2/15/20	1,125,000	1,220
	Tesoro Corp., 4.25%, 10/1/17	395,000	412
	Tesoro Corp., 5.375%, 10/1/22	395,000	400
	Ultra Petroleum Corp., 5.75%, 12/15/18 144A	425,000	437
	Western Refining, Inc., 6.25%, 4/1/21	490,000	494

	Total		3,412

	Bonds (86.4%)	Shares/ $ Par	Value $ (000’s)

	Other Holdings (–%)
(d),(n)	General Motors Co. Escrow, 7.20%, 1/15/14	380,000	-
(d),(n)	General Motors Co. Escrow, 8.375%, 7/15/33	3,515,000	-

	Total		-

	Pharmaceuticals (2.1%)
	Auxilium Pharmaceuticals, Inc., 1.50%, 7/15/18	1,110,000	1,225
(c)	Capsugel SA, 7.00%, 5/15/19 144A	330,000	336
	Endo Finance Co., 5.75%, 1/15/22 144A	945,000	950
	Endo Health Solutions, Inc., 7.00%, 7/15/19	340,000	364
	Endo Health Solutions, Inc., 7.25%, 1/15/22	605,000	647
	Forest Laboratories, Inc., 5.00%, 12/15/21 144A	565,000	567
	Salix Pharmaceuticals, Ltd., 6.00%, 1/15/21 144A	355,000	364
	Valeant Pharmaceuticals International, 5.625%, 12/1/21 144A	475,000	478
	Valeant Pharmaceuticals International, 6.375%, 10/15/20 144A	595,000	627
	Valeant Pharmaceuticals International, 6.50%, 7/15/16 144A	530,000	547
	Valeant Pharmaceuticals International, 6.75%, 10/1/17 144A	1,465,000	1,560
	Valeant Pharmaceuticals International, 6.75%, 8/15/18 144A	1,141,000	1,254
	Valeant Pharmaceuticals International, 6.875%, 12/1/18 144A	1,585,000	1,696

	Total		10,615

	Pipelines (3.6%)
	Access Midstream Partners LP/ACMP Finance Corp., 6.125%, 7/15/22	685,000	733
	Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., 6.625%, 10/1/20	790,000	826

Bonds (86.4%)	Shares/ $ Par	Value $ (000’s)

Pipelines continued
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.00%, 12/15/20	995,000	1,025
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.125%, 3/1/22 144A	380,000	389
El Paso LLC, 6.50%, 9/15/20	500,000	536
El Paso LLC, 7.25%, 6/1/18	590,000	674
Energy Transfer Equity LP, 7.50%, 10/15/20	1,580,000	1,774
Genesis Energy LP/Genesis Energy Finance Corp., 5.75%, 2/15/21	725,000	733
Hiland Partners LP/Hiland Partners Finance Corp., 7.25%, 10/1/20 144A	775,000	831
Kinder Morgan, Inc., 5.00%, 2/15/21 144A	530,000	522
Kinder Morgan, Inc., 5.625%, 11/15/23 144A	455,000	440
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.25%, 6/15/22	353,000	373
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.75%, 11/1/20	615,000	667
NGL Energy Partners LP/NGL Energy Finance Corp., 6.875%, 10/15/21 144A	710,000	728
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, 6.50%, 5/15/21 144A	295,000	305
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, 8.375%, 6/1/20	677,000	746
Regency Energy Partners LP/Regency Energy Finance Corp., 4.50%, 11/1/23	475,000	432

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio	137

High Yield Bond Portfolio

Bonds (86.4%)	Shares/ $ Par	Value $ (000’s)

Pipelines continued
Regency Energy Partners LP/Regency Energy Finance Corp., 5.75%, 9/1/20	950,000	981
Sabine Pass Liquefaction LLC, 5.625%, 2/1/21 144A	1,205,000	1,178
Sabine Pass Liquefaction LLC, 5.625%, 4/15/23 144A	895,000	837
Sabine Pass Liquefaction LLC, 6.25%, 3/15/22 144A	1,660,000	1,648
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.375%, 8/1/22	405,000	428
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.875%, 10/1/20 144A	475,000	486
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.875%, 10/1/20	420,000	429
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.125%, 10/15/21	685,000	706

Total		18,427

Real Estate Investment Trusts (0.5%)
MPT Operating Partnership LP/MPT Finance Corp., 6.375%, 2/15/22	810,000	838
MPT Operating Partnership LP/MPT Finance Corp., 6.875%, 5/1/21	885,000	947
Pennymac Corp., 5.375%, 5/1/20 144A	920,000	881

Total		2,666

Services (1.4%)
The ADT Corp., 6.25%, 10/15/21 144A	1,215,000	1,276
APX Group, Inc., 6.375%, 12/1/19	190,000	193
APX Group, Inc., 8.75%, 12/1/20 144A	475,000	483
Clean Harbors, Inc., 5.125%, 6/1/21	310,000	313
Clean Harbors, Inc., 5.25%, 8/1/20	550,000	567
The Geo Group, Inc., 5.875%, 1/15/22 144A	570,000	566
The Geo Group, Inc., 6.625%, 2/15/21	460,000	486
Mobile Mini, Inc., 7.875%, 12/1/20	615,000	681

Bonds (86.4%)	Shares/ $ Par	Value $ (000’s)

Services continued
QVC, Inc., 5.125%, 7/2/22	260,000	257
QVC, Inc., 7.375%, 10/15/20 144A	410,000	442
Service Corp. International, 4.50%, 11/15/20	1,370,000	1,322
Service Corp. International, 7.00%, 5/15/19	430,000	460
Service Corp. International, 8.00%, 11/15/21	225,000	258

Total		7,304

Technology (4.5%)
ACI Worldwide, Inc., 6.375%, 8/15/20 144A	285,000	298
Alcatel-Lucent USA, Inc., 4.625%, 7/1/17 144A	475,000	475
Alcatel-Lucent USA, Inc., 6.75%, 11/15/20 144A	570,000	592
Amkor Technology, Inc., 6.375%, 10/1/22	475,000	488
Amkor Technology, Inc., 6.625%, 6/1/21	965,000	1,001
Audatex North America, Inc., 6.00%, 6/15/21 144A	1,805,000	1,891
Audatex North America, Inc., 6.125%, 11/1/23 144A	475,000	489
BMC Software Finance, Inc., 8.125%, 7/15/21 144A	855,000	880
Denali Borrower LLC/Denali Finance Corp., 5.625%, 10/15/20 144A	1,521,000	1,508
Equinix, Inc., 7.00%, 7/15/21	215,000	235
First Data Corp., 6.75%, 11/1/20 144A	1,450,000	1,508
First Data Corp., 7.375%, 6/15/19 144A	870,000	929
First Data Corp., 8.25%, 1/15/21 144A	740,000	787
First Data Corp., 11.25%, 1/15/21 144A	1,135,000	1,253
First Data Corp., 11.75%, 8/15/21 144A	1,830,000	1,931
Freescale Semiconductor, Inc., 5.00%, 5/15/21 144A	1,560,000	1,517
Freescale Semiconductor, Inc., 6.00%, 1/15/22 144A	475,000	481

Bonds (86.4%)	Shares/ $ Par	Value $ (000’s)

Technology continued
Iron Mountain, Inc., 7.75%, 10/1/19	1,060,000	1,182
Iron Mountain, Inc., 8.375%, 8/15/21	69,000	74
JDS Uniphase Corp., 0.625%, 8/15/33 144A	830,000	836
NCR Corp., 4.625%, 2/15/21	490,000	469
NCR Corp., 5.00%, 7/15/22	240,000	228
NCR Escrow Corp., 5.875%, 12/15/21 144A	945,000	963
NCR Escrow Corp., 6.375%, 12/15/23 144A	380,000	388
SunGard Data Systems, Inc., 7.375%, 11/15/18	1,050,000	1,112
SunGard Data Systems, Inc., 7.625%, 11/15/20	925,000	1,008
Trans Union LLC/TransUnion Financing Corp., 11.375%, 6/15/18	610,000	665

Total		23,188

Telecommunications (9.9%)
CenturyLink, Inc., 5.625%, 4/1/20	1,360,000	1,384
CenturyLink, Inc., 6.45%, 6/15/21	3,200,000	3,328
Clearwire Communications LLC/Clearwire Finance, Inc., 8.25%, 12/1/40 144A	725,000	834
Clearwire Communications LLC/Clearwire Finance, Inc., 14.75%, 12/1/16 144A	935,000	1,274
Cricket Communications, Inc., 7.75%, 10/15/20	2,840,000	3,238
Digicel Group, Ltd., 8.25%, 9/30/20 144A	870,000	901
Digicel, Ltd., 6.00%, 4/15/21 144A	920,000	888
Frontier Communications Corp., 8.125%, 10/1/18	610,000	697
Frontier Communications Corp., 8.25%, 4/15/17	710,000	823
Frontier Communications Corp., 8.50%, 4/15/20	1,325,000	1,484

The Accompanying Notes are an Integral Part of the Financial Statements.

138	High Yield Bond Portfolio

High Yield Bond Portfolio

Bonds (86.4%)	Shares/ $ Par	Value $ (000’s)

Telecommunications continued
Frontier Communications Corp., 8.75%, 4/15/22	825,000	916
Frontier Communications Corp., 9.25%, 7/1/21	575,000	663
GCI, Inc., 8.625%, 11/15/19	1,130,000	1,201
MetroPCS Wireless, Inc., 6.25%, 4/1/21 144A	2,000,000	2,075
MetroPCS Wireless, Inc., 6.625%, 11/15/20	1,135,000	1,203
MetroPCS Wireless, Inc., 6.625%, 4/1/23 144A	920,000	950
SBA Communications Corp., 5.625%, 10/1/19	715,000	736
SBA Telecommunications, Inc., 5.75%, 7/15/20	580,000	603
SBA Telecommunications, Inc., 8.25%, 8/15/19	308,000	330
SoftBank Corp., 4.50%, 4/15/20 144A	970,000	946
Sprint Capital Corp., 6.90%, 5/1/19	1,185,000	1,295
Sprint Communications, Inc., 6.00%, 11/15/22	1,340,000	1,306
Sprint Communications, Inc., 7.00%, 8/15/20	2,010,000	2,176
Sprint Communications, Inc., 8.375%, 8/15/17	2,160,000	2,500
Sprint Communications, Inc., 9.00%, 11/15/18 144A	1,020,000	1,229
Sprint Communications, Inc., 9.125%, 3/1/17	575,000	676
Sprint Communications, Inc., 11.50%, 11/15/21	1,140,000	1,493
Sprint Corp., 7.125%, 6/15/24 144A	475,000	482
Sprint Corp., 7.25%, 9/15/21 144A	1,895,000	2,035
Sprint Corp., 7.875%, 9/15/23 144A	1,425,000	1,532
Telecom Italia Capital SA, 7.175%, 6/18/19	1,255,000	1,409
T-Mobile USA, Inc., 6.125%, 1/15/22	850,000	865
T-Mobile USA, Inc., 6.542%, 4/28/20	760,000	807
T-Mobile USA, Inc., 6.633%, 4/28/21	570,000	600

	Bonds (86.4%)	Shares/ $ Par	Value $ (000’s)

	Telecommunications continued
	T-Mobile USA, Inc., 6.731%, 4/28/22	265,000	276
	T-Mobile USA, Inc., 6.836%, 4/28/23	230,000	239
	TW Telecom Holdings, Inc., 5.375%, 10/1/22 144A	570,000	560
	Wind Acquisition Finance SA, 6.50%, 4/30/20 144A	1,195,000	1,273
(c)	Wind Acquisition Holding Finance SA, 12.25%, 7/15/17 144A	1,331,685	1,401
	Windstream Corp., 6.375%, 8/1/23	805,000	753
	Windstream Corp., 7.75%, 10/15/20	1,645,000	1,746
	Windstream Corp., 7.75%, 10/1/21	855,000	906
	Windstream Corp., 7.875%, 11/1/17	1,075,000	1,228

	Total		51,261

	Transportation (0.6%)
	The Hertz Corp., 4.25%, 4/1/18	180,000	185
	The Hertz Corp., 5.875%, 10/15/20	300,000	311
	United Airlines, Inc., 6.75%, 9/15/15 144A	615,000	634
	United Continental Holdings, Inc., 6.00%, 12/1/20	1,420,000	1,417
	United Continental Holdings, Inc., 8.00%, 7/15/24	475,000	476

	Total		3,023

	Total Bonds
	(Cost: $424,704)		447,578

	Bank Loan Obligations (6.7%)

	Bank Loan Obligations (6.7%)
	Albertsons LLC, 4.75%, 3/21/19	995,000	1,000
	Allison Transmission, Inc., 3.75%, 8/23/19	985,069	989
	ARAMARK Corp., 3.747%, 7/26/16	1,000,000	1,001
	Calpine Construction Finance Co. LP, 3.00%, 5/3/20	995,000	986
	Chesapeake Energy Corp., 5.75%, 12/2/17	1,500,000	1,530
	Chrysler Group LLC, 3.50%, 5/24/17	1,231,061	1,240

Bank Loan Obligations (6.7%)	Shares/ $ Par	Value $ (000’s)

Bank Loan Obligations continued
Cricket Communications, Inc., 4.75%, 3/8/20	995,000	996
DaVita Healthcare Partners, Inc., 4.00%, 11/1/19	1,485,000	1,493
Dell International LLC, 4.50%, 4/29/20	2,000,000	2,002
Drillships Financing Holding, Inc., 6.00%, 3/31/21	1,496,250	1,527
FMG Resources (August 2006) Pty. Ltd., 4.25%, 6/30/19	987,525	1,001
Foresight Energy LLC, 5.50%, 8/23/20	997,500	1,008
Freescale Semiconductor, Inc., 5.00%, 3/1/20	992,500	1,002
H.J. Heinz Co., 3.50%, 6/5/20	1,492,500	1,503
Hilton Worldwide Finance LLC, 3.75%, 10/25/20	1,184,211	1,192
Ineos US Finance LLC, 4.00%, 5/4/18	993,717	996
Kinetic Concepts, Inc., 4.5%, 5/4/18	1,975,042	1,987
MEG Energy Corp., 3.75%, 3/31/20	989,903	996
MGM Resorts International, 3.50%, 12/20/19	990,000	989
Navistar, Inc., 5.75%, 8/17/17	845,588	858
Offshore Group Investment, Ltd., 5.00%, 10/25/17	925,000	932
Scientific Games International, Inc., 4.25%, 10/18/20	1,000,000	1,000
Serta Simmons Holdings LLC, 4.25%, 10/1/19	969,599	974
SUPERVALU, Inc., 5.00%, 3/21/19	1,483,729	1,497
Tronox Pigments BV, 4.50%, 3/19/20	995,000	1,007
Univision Communications, Inc., 4.50%, 3/1/20	1,488,750	1,497
Valeant Pharmaceuticals International, Inc., 4.50%, 8/5/20	1,488,750	1,496
Virgin Media Investment Holdings, Ltd., 3.50%, 6/7/20	1,000,000	1,001

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio	139

High Yield Bond Portfolio

Bank Loan Obligations (6.7%)	Shares/ $ Par	Value $ (000’s)

Bank Loan Obligations continued
West Corp., 3.75%, 6/30/18	977,962	981

Total Bank Loan Obligations
(Cost: $34,347)		34,681

Short-Term Investments (4.4%)	Shares/ $ Par	Value $ (000’s)

Commercial Paper (4.4%)
Alpine Securitization Corp., 0.12%, 1/6/14 144A	5,000,000	5,000
Atlantic Asset Securitization LLC, 0.15%, 1/17/14 144A	5,000,000	5,000

Short-Term Investments (4.4%)	Shares/ $ Par	Value $ (000’s)

Commercial Paper continued
Federal Home Loan Bank, 0.06%, 3/31/14	3,000,000	2,999
Liberty Street Funding LLC, 0.14%, 1/21/14 144A	5,000,000	5,000
Wal-Mart Stores, Inc., 0.06%, 1/6/14 144A	5,000,000	5,000

Total		22,999

Total Short-Term Investments
(Cost: $22,999)		22,999

Total Investments (98.8%)
(Cost: $488,253)(a)		511,909

Other Assets, Less
Liabilities (1.2%)		6,478

Net Assets (100.0%)		518,387

*	Non-Income Producing

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013 the value of these securities (in thousands) was $169,740 representing 32.7% of the net assets.

(a)	At December 31, 2013, the aggregate cost of securities for federal tax purposes (in thousands) was $488,565 and the net unrealized appreciation of investments based on that cost was $23,344 which is comprised of $26,425 aggregate gross unrealized appreciation and $3,081 aggregate gross unrealized depreciation.

(c)	PIK — Payment In Kind

(d)	Defaulted Security

(n)	Security valued in good faith by the Board of Directors.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2013. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 –Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks & Warrants	$-	$-	$608
Bank Loan Obligations	-	34,681	-
Preferred Stocks			-
Financials	3,163	1,243	-
All Others	1,637	-	-
Corporate Bonds	-	446,887	691
Short-Term Investments	-	22,999	-
Total	$4,800	$505,810	$1,299

The Accompanying Notes are an Integral Part of the Financial Statements.

140	High Yield Bond Portfolio

Multi-Sector Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Maximum total return, consistent with prudent investment management.	Invest in a diversified portfolio of fixed income instruments of varying maturities and quality, and in derivatives designed to replicate such securities.	$459 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Multi-Sector Bond Portfolio (the “Portfolio”), has engaged Pacific Investment Management Company LLC (“PIMCO”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Portfolio may invest all of its assets in high yield securities subject to a maximum of 10% of its total assets in securities rated below B by Moody’s or equivalently rated by S&P or Fitch or, if unrated, determined by PIMCO to be of comparable quality (so called “junk bonds”). The Portfolio may invest, without limitation, in securities denominated in foreign currencies and U.S. dollar denominated securities of foreign issuers. In addition, the Portfolio may invest without limit in fixed income securities of issuers that are economically tied to emerging securities markets.

Market Overview

The beginning of 2013 saw U.S. equity indices reach new highs and Treasurys sell off across the curve as signs of renewed momentum in the world’s largest economy fueled risk appetite. Investors discounted negative fiscal policy developments — including Congress’s failure to reach a deal on sequestration — and instead focused on positive news out of the housing and labor markets.

During the second quarter, conditions in financial markets deteriorated as investors reacted to signals by the Federal Reserve (the “Fed”) that it would begin to slow the pace of asset purchases later in the year. The shift in tone fueled a broad-based sell-off of fixed income assets, undermining market liquidity, and sending yields higher across the risk spectrum.

While the Fed’s choice to later eschew market consensus and delay tapering in the third quarter left investors in a state of disbelief, headline indicators of economic growth had been unconvincing. In addition, the Fed was also keeping a wary eye on the uncertain fiscal policy landscape, as the economy was unlikely to escape both a government shutdown and another debt ceiling debate unscathed.

In December, the Fed announced its intention to begin gradually exiting its bond-buying program by lowering bond purchases from $85 billion to $75 billion a month beginning in January 2014. As expected, the Federal Open Market Committee provided even greater assurances that the policy rate would remain near the zero bound until signs of sustainable growth were more broadly evident. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Portfolio Results

The Portfolio returned (1.58%) for the twelve months ended December 31, 2013. By comparison, the Portfolio’s benchmark, the Barclays® Global Credit Hedged USD Index returned 0.68%. The Portfolio’s custom benchmark, comprised of 1/3 Barclays® Global Aggregate Credit component, 1/3 Merrill Lynch Global High Yield BB-B rated constrained and 1/3 J.P. Morgan EMBI Global, all U.S. dollar Hedged Index (the “Equal Weighted Composite Index”), returned (0.35%). (These Indices are unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Morningstar® Inc., an independent mutual fund ranking agency, the average return of the Multisector Bond peer group was 1.72% in 2013.

An underweight to U.S. duration, and curve positioning that was underweight longer maturities, added to returns as intermediate and long maturities sold off across most of the yield curve. This interest rate positioning was implemented through the use of interest rate swaps, options, and futures. While interest rate exposure to Australia and Canada detracted from returns, exposure to European rates in the United Kingdom and Spain offset this negative impact, as yields fell in those countries. In emerging markets, local interest rate exposure in Brazil, implemented via zero-coupon swaps, detracted from performance as yield increased for the year.

An allocation to non-Agency mortgages contributed to returns, as these securities benefited from limited supply as well as an ongoing housing recovery. Within the corporate sector, a focus on financials added to returns as they outperformed the broader corporate market as balance sheets continued to improve. However, this was offset by underweights to lower-rated corporate bonds, as they generally outperformed higher-rated bonds. Currency positioning was negative for performance. Exposure to the South African rand, primarily via the use of forwards, detracted from returns as it depreciated versus the U.S. dollar.

Portfolio Manager Outlook

The following forward looking comments are the opinion of PIMCO, the Portfolio’s sub-adviser.

Multi-Sector Bond Portfolio	141

Multi-Sector Bond Portfolio (unaudited)

PIMCO has become modestly more optimistic about the outlook for global growth in 2014. Many of the challenges faced during 2013 have faded, yielding a brighter outlook for global growth. However while headwinds have abated, unwinding monetary policy’s supportive grip on financial markets could prove challenging. Persistent sizeable output gaps, high unemployment and below potential demand suggest inflation will remain contained.

In the U.S. we expect growth to accelerate from its recent 1.8 percent pace toward 2.25-2.75 percent. Our slightly upgraded U.S. growth forecast is due to a diminishing drag from fiscal policy, steady improvements in employment and higher asset valuations. While our outlook remains below consensus, we recognize upside potential given the notable improvement in corporate and household balance sheets.

On the consumer front, we expect job gains and income growth will add to the recent demand for housing and durable goods. While we expect a small lift to business investment, pent-up demand and cheap financing could prove more supportive than we expect. On the downside, we still face the potential for policy complications out of Washington given the high degree of polarization. A cautious Federal Reserve will continue to provide support, slowly tapering its asset purchases and pushing rate hike expectations out via forward guidance. While this approach is likely to provide a firm anchor for the front end, the Fed’s inherent ‘data-dependency’ will likely be a source of market volatility.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2013
	1 Year	5 Years	Since Inception*
Multi-Sector Bond Portfolio	-1.58%	10.41%	6.74%
Barclays® Global Credit Hedged USD Index	0.68%	8.55%	5.61%
Equal Weighted Composite of Barclays® Global Aggregate — Credit Component, Hedged USD; Merrill Lynch® Global High Yield BB-B Rated Constrained Index; JP Morgan® EMBI Global	-0.35%	12.04%	6.90%
Morningstar® US Insurance Fund Multisector Bond Average	1.72%	10.87%	–
*	Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio invests in lower-quality securities, which may present a significant risk for loss of principal and interest. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds. Return of principal is not guaranteed. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

Currently, interest rates are at unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

142	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio (unaudited)

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

The Portfolio may use derivative instruments for hedging purposes or as alternatives to direct investments. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

The Portfolio may also invest in municipal securities, which may be more sensitive to certain adverse conditions than other fixed income securities, may be or become illiquid, and may have yields which move differently and adversely compared to the yields of the overall debt securities markets.

Top 10 Fixed Income Holdings 12/31/13

Security Description	% of Net Assets
United Mexican States EUR, 2.75%, 4/22/23	2.6%
Gazprom OAO, Various	2.0%
US Treasury, Various	2.0%
Russian Federation, Various	1.5%
Petroleos de Venezuela SA, Various	1.4%
Morgan Stanley, Various	1.4%
The Royal Bank of Scotland PLC, Various	1.3%
Barclays Bank PLC GBP, Various	1.3%
Indonesia Government International Bond, 6.875%, 1/17/18	1.3%
The Goldman Sachs Group, Inc., Various	1.2%

Sector Allocation 12/31/13

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	143

Multi-Sector Bond Portfolio

Schedule of Investments

December 31, 2013

	Corporate Bonds (57.1%)	Shares/ $ Par	Value $ (000’s)

	Autos & Vehicle Parts (1.0%)
	Banque PSA Finance, 2.143%, 4/4/14 144A	1,000,000	998
	Banque PSA Finance, 4.375%, 4/4/16 144A	500,000	517
	Hyundai Capital Services, Inc., 4.375%, 7/27/16 144A	200,000	213
(k)	Hyundai Capital Services, Inc., 6.00%, 5/5/15	1,300,000	1,380
	RCI Banque SA, 2.116%, 4/11/14 144A	900,000	903
	RCI Banque SA, 3.50%, 4/3/18 144A	300,000	306
	Schaeffler Finance BV, 7.75%, 2/15/17 144A	300,000	340

	Total		4,657

	Banking (11.6%)
	Ally Financial, Inc., 3.50%, 7/18/16	700,000	722
	Ally Financial, Inc., 3.645%, 6/20/14	1,000,000	1,012
	Ally Financial, Inc., 4.625%, 6/26/15	1,000,000	1,041
	Ally Financial, Inc., 6.75%, 12/1/14	400,000	418
	Ally Financial, Inc., 8.30%, 2/12/15	300,000	323
	Banco Bradesco SA, 2.338%, 5/16/14 144A	1,000,000	1,001
	Banco Continental SA via Continental Senior Trustee II Cayman, Ltd., 5.75%, 1/18/17 144A	600,000	644
	Banco Mercantil del Norte SA, 4.375%, 7/19/15 144A	100,000	104
	Banco Santander Brasil SA, 2.343%, 3/18/14 144A	400,000	400
(k)	Banco Santander Brasil SA, 4.25%, 1/14/16 144A	1,500,000	1,547
	Banco Santander Brasil SA / Cayman Islands, 4.625%, 2/13/17	400,000	416
	Banco Santander Chile, 3.875%, 9/20/22 144A	1,000,000	943
(b)	Banco Santander Mexico SA, 4.125%, 11/9/22 144A	2,350,000	2,215
	Banco Votorantim SA, 5.25%, 2/11/16 144A	800,000	826
	Bank of America Corp., 5.75%, 12/1/17	500,000	569

	Corporate Bonds (57.1%)	Shares/ $ Par	Value $ (000’s)

	Banking continued
	Bank of America Corp., 6.00%, 9/1/17	120,000	137
(b)	BBVA Bancomer SA/Texas, 4.50%, 3/10/16	2,300,000	2,438
	BBVA US Senior SAU, 4.664%, 10/9/15	1,000,000	1,051
(b)	The Bear Stearns LLC, 7.25%, 2/1/18	2,400,000	2,874
(k)	Cantor Fitzgerald LP, 7.875%, 10/15/19 144A	1,500,000	1,575
	Credit Suisse AG, 6.50%, 8/8/23 144A	900,000	957
	Credit Suisse AG, 6.50%, 8/8/23	700,000	745
	The Goldman Sachs Group, Inc., 5.25%, 7/27/21	600,000	657
	The Goldman Sachs Group, Inc., 5.75%, 1/24/22	400,000	450
	The Goldman Sachs Group, Inc., 6.15%, 4/1/18	500,000	573
	The Goldman Sachs Group, Inc., 6.75%, 10/1/37	850,000	946
(b)	The Goldman Sachs Group, Inc., 7.50%, 2/15/19	2,300,000	2,801
	HSBC Bank PLC, 4.125%, 8/12/20 144A	1,000,000	1,058
	HSBC Bank PLC, 4.125%, 8/12/20	100,000	106
	HSBC Bank PLC, 4.75%, 1/19/21 144A	400,000	434
	HSBC Holdings PLC, 5.10%, 4/5/21	700,000	778
(b)	ING Bank NV, 5.80%, 9/25/23 144A	3,000,000	3,137
	Intesa Sanpaolo SpA, 3.125%, 1/15/16	1,000,000	1,019
(b)	Intesa Sanpaolo SpA, 6.50%, 2/24/21 144A	2,400,000	2,628
	LBG Capital No. 1 PLC, 8.50%, 12/29/49 144A	660,000	704
	Macquarie Group, Ltd., 6.25%, 1/14/21 144A	300,000	332
(k)	Merrill Lynch & Co., Inc., 6.875%, 4/25/18	1,500,000	1,774
(k)	Morgan Stanley, 4.75%, 3/22/17	1,400,000	1,528
	Morgan Stanley, 5.50%, 1/26/20	500,000	561
	Morgan Stanley, 5.625%, 9/23/19	400,000	455

	Corporate Bonds (57.1%)	Shares/ $ Par	Value $ (000’s)

	Banking continued
	Morgan Stanley, 5.95%, 12/28/17	200,000	229
(b)	Morgan Stanley, 7.30%, 5/13/19	2,900,000	3,522
	Nationwide Building Society, 6.25%, 2/25/20 144A	900,000	1,029
	Rabobank Nederland NV, 11.00%, 12/29/49 144A	200,000	265
(k)	Royal Bank of Scotland Group PLC, 6.40%, 10/21/19	1,200,000	1,383
(b)	The Royal Bank of Scotland PLC, 9.5%, 3/16/22	3,200,000	3,746
	UBS AG, 4.75%, 5/22/23	1,100,000	1,098

	Total		53,171

	Basic Materials (1.4%)
(b)	Algeco Scotsman Global Finance PLC, 8.50%, 10/15/18 144A	2,600,000	2,815
	Georgia-Pacific LLC, 8.875%, 5/15/31	200,000	278
(b)	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 7.125%, 4/15/19	1,900,000	2,023
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 7.875%, 8/15/19	200,000	221
	Rock Tenn Co., 4.45%, 3/1/19	200,000	211
	Sappi Papier Holding GmbH, 7.75%, 7/15/17 144A	400,000	438
	Weyerhaeuser Co., 7.375%, 10/1/19	400,000	485

	Total		6,471

	Builders & Building Materials (0.7%)
	Associated Materials LLC, 9.125%, 11/1/17	600,000	640
(k)	Cemex SAB de CV, 9.50%, 6/15/18 144A	1,300,000	1,471
(d)	Corporacion GEO SAB de CV, 9.25%, 6/30/20 144A	200,000	28
(d)	Desarrolladora Homex SAB de CV, 7.50%, 9/28/15	100,000	11

The Accompanying Notes are an Integral Part of the Financial Statements.

144	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

	Corporate Bonds (57.1%)	Shares/ $ Par	Value $ (000’s)

	Builders & Building Materials continued
	HD Supply, Inc., 8.125%, 4/15/19	1,000,000	1,114

	Total		3,264

	Chemicals (1.3%)
	Ashland, Inc., 3.875%, 4/15/18	500,000	506
	The Braskem America Finance Co., 7.125%, 7/22/41 144A	700,000	634
	Braskem Finance, Ltd., 5.375%, 5/2/22 144A	400,000	373
	Braskem Finance, Ltd., 5.75%, 4/15/21 144A	250,000	245
	Braskem Finance, Ltd., 5.75%, 4/15/21	700,000	685
	Celanese US Holdings LLC, 6.625%, 10/15/18	100,000	107
	Huntsman International LLC, 8.625%, 3/15/21	600,000	678
	Ineos Finance PLC, 7.50%, 5/1/20 144A	200,000	219
	Ineos Finance PLC, 8.375%, 2/15/19 144A	200,000	223
(k)	Ineos Group Holdings SA EUR, 6.50%, 8/15/18	1,200,000	1,692
	Phosagro OAO, 4.204%, 2/13/18 144A	200,000	198
	Rhodia SA, 6.875%, 9/15/20 144A	500,000	553

	Total		6,113

	Consumer Products & Retailing (0.8%)
(k)	Altria Group, Inc., 2.85%, 8/9/22	1,600,000	1,473
	Altria Group, Inc., 9.70%, 11/10/18	155,000	204
	Altria Group, Inc., 10.20%, 2/6/39	418,000	652
	CVS Pass-Through Trust, 5.926%, 1/10/34 144A	859,541	937
	CVS Pass-Through Trust, 7.507%, 1/10/32 144A	91,848	109
	Jarden Corp., 6.125%, 11/15/22	100,000	107
	Reynolds American, Inc., 6.75%, 6/15/17	50,000	57
	Sally Holdings LLC/Sally Capital, Inc., 6.875%, 11/15/19	100,000	111

	Total		3,650

	Electric Utilities (1.3%)
	The AES Corp., 7.75%, 3/1/14	329,000	332
	The AES Corp., 8.00%, 10/15/17	100,000	118

	Corporate Bonds (57.1%)	Shares/ $ Par	Value $ (000’s)

	Electric Utilities continued
	The AES Corp., 8.00%, 6/1/20	300,000	351
	Entergy Corp., 3.625%, 9/15/15	100,000	103
	Exelon Generation Co. LLC, 4.25%, 6/15/22	500,000	479
	FirstEnergy Corp., 7.375%, 11/15/31	200,000	217
	NRG Energy, Inc., 7.625%, 1/15/18	600,000	684
	Oncor Electric Delivery Co. LLC, 4.10%, 6/1/22	800,000	804
	Puget Energy, Inc., 5.625%, 7/15/22	200,000	218
(b)	RWE AG, 7.00%, 10/12/72	2,400,000	2,626

	Total		5,932

	Energy (1.6%)
	Anadarko Finance Co., 7.50%, 5/1/31	100,000	122
	Compagnie Generale de Geophysique-Veritas, 7.75%, 5/15/17	100,000	103
	Continental Resources, Inc., 7.125%, 4/1/21	100,000	113
	EP Energy LLC/Everest Acquisition Finance, Inc., 7.75%, 9/1/22	100,000	112
	Harvest Operations Corp., 6.875%, 10/1/17	100,000	109
	Linn Energy LLC/Linn Energy Finance Corp., 7.75%, 2/1/21	100,000	106
	Nakilat, Inc., 6.067%, 12/31/33	200,000	209
	Newfield Exploration Co., 6.875%, 2/1/20	300,000	321
	Newfield Exploration Co., 7.125%, 5/15/18	100,000	104
(k)	Novatek Finance, Ltd., 6.604%, 2/3/21 144A	1,600,000	1,756
(k)	Odebrecht Drilling Norbe VIII/IX, Ltd., 6.35%, 6/30/21	1,350,000	1,381
(d)	OGX Austria GmbH, 8.375%, 4/1/22 144A	700,000	56
(d)	OGX Austria GmbH, 8.375%, 4/1/22	800,000	64
(d)	OGX Austria GmbH, 8.50%, 6/1/18 144A	600,000	48
	Petrofac, Ltd., 3.40%, 10/10/18 144A	100,000	100
	Pioneer Natural Resources Co., 5.875%, 7/15/16	100,000	111
	Pride International, Inc., 8.50%, 6/15/19	500,000	631

	Corporate Bonds (57.1%)	Shares/ $ Par	Value $ (000’s)

	Energy continued
(k)	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298%, 9/30/20	1,207,340	1,295
	Ras Laffan Liquefied Natural Gas Co., Ltd. III, 6.75%, 9/30/19	550,000	646

	Total		7,387

	Entertainment (0.0%)
	Viacom, Inc., 5.85%, 9/1/43	100,000	105

	Total		105

	Finance (3.5%)
	American General Finance Corp., 5.40%, 12/1/15	900,000	936
	Aviation Capital Group Corp., 3.875%, 9/27/16 144A	1,000,000	1,033
	AWAS Aviation Capital, Ltd., 7.00%, 10/17/16 144A	712,000	737
	GATX Corp., 4.75%, 6/15/22	200,000	203
(k)	International Lease Finance Corp., 6.75%, 9/1/16 144A	1,200,000	1,338
	LeasePlan Corp. NV, 3.00%, 10/23/17 144A	200,000	201
	PHH Corp., 6.375%, 8/15/21	300,000	300
(b)	SCF Capital, Ltd., 5.375%, 10/27/17 144A	2,500,000	2,513
	SLM Corp., 4.875%, 6/17/19	1,200,000	1,196
	SLM Corp., 5.00%, 4/15/15	600,000	628
	SLM Corp., 6.00%, 1/25/17	100,000	108
(b)	SLM Corp., 6.25%, 1/25/16	3,200,000	3,456
	Springleaf Finance Corp., 5.75%, 9/15/16	300,000	318
	Springleaf Finance Corp., 6.50%, 9/15/17	700,000	749
(b)	Springleaf Finance Corp., 6.90%, 12/15/17	2,200,000	2,405
	SteelRiver Transmission Co. LLC, 4.71%, 6/30/17 144A	81,101	84

	Total		16,205

	Food & Beverage (0.1%)
	Constellation Brands, Inc., 4.25%, 5/1/23	300,000	280

	Total		280

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	145

Multi-Sector Bond Portfolio

	Corporate Bonds (57.1%)	Shares/ $ Par	Value $ (000’s)

	Foreign Agencies (14.1%)
	AK Transneft OAO, 8.70%, 8/7/18 144A	1,000,000	1,216
	Banco do Brasil SA, 6.00%, 1/22/20 144A	200,000	211
	Banco do Brasil SR (Cayman), 3.875%, 10/10/22	1,200,000	1,044
	Banco Nacional de Desenvolvimento Economico e Social, 3.375%, 9/26/16 144A	700,000	707
(b)	Banco Nacional de Desenvolvimento Economico e Social, 6.50%, 6/10/19	2,000,000	2,170
	Centrais Eletricas Brasileiras SA, 6.875%, 7/30/19 144A	400,000	428
	Centrais Eletricas Brasileiras SA, 6.875%, 7/30/19	200,000	214
(k)	Centrais Eletricas Brasileiras SA, 7.75%, 11/30/15 144A	1,300,000	1,423
(k)	Dolphin Energy, Ltd., 5.50%, 12/15/21 144A	1,300,000	1,420
	Dolphin Energy, Ltd., 5.50%, 12/15/21	200,000	219
	Dolphin Energy, Ltd., 5.888%, 6/15/19	1,129,820	1,237
	DP World, Ltd., 6.85%, 7/2/37 144A	200,000	197
	Ecopetrol SA, 7.625%, 7/23/19	720,000	853
	Eksportfinans ASA, 2.00%, 9/15/15	1,000,000	985
	Eksportfinans ASA, 5.50%, 5/25/16	200,000	211
	Eksportfinans ASA, 5.50%, 6/26/17	100,000	105
(b)	Electricite de France SA, 5.25%, 1/29/49	2,200,000	2,188
	The Export-Import Bank of Korea, 3.75%, 10/20/16	700,000	743
	The Export-Import Bank of Korea, 4.00%, 1/29/21	200,000	205
(k)	The Export-Import Bank of Korea, 4.375%, 9/15/21	1,200,000	1,252
	The Export-Import Bank of Korea, 5.125%, 6/29/20	250,000	275
(b)	Gazprom Neft OAO Via GPN Capital SA, 6.00%, 11/27/23 144A	2,200,000	2,211
(k)	Gazprom Via Gaz Capital SA, 3.85%, 2/6/20 144A	1,400,000	1,351

	Corporate Bonds (57.1%)	Shares/ $ Par	Value $ (000’s)

	Foreign Agencies continued
	Gazprom Via Gaz Capital SA, 6.51%, 3/7/22	1,000,000	1,074
(b)	Gazprom Via Gaz Capital SA, 8.625%, 4/28/34	3,100,000	3,658
	Gazprom Via Gaz Capital SA, 9.25%, 4/23/19	900,000	1,107
	Indian Oil Corp., Ltd., 4.75%, 1/22/15	1,100,000	1,127
(k)	IPIC GMTN, Ltd., 5.00%, 11/15/20 144A	1,500,000	1,618
	IPIC GMTN, Ltd., 5.00%, 11/15/20	700,000	755
	Israel Electric Corp., Ltd., 7.25%, 1/15/19 144A	200,000	222
	KazMunayGas National Co., 11.75%, 1/23/15	700,000	768
	The Korea Development Bank, 3.00%, 9/14/22	1,000,000	939
	Korea Hydro & Nuclear Power Co., Ltd., 3.125%, 9/16/15 144A	100,000	103
	Majapahit Holding BV, 7.25%, 6/28/17	100,000	109
	Majapahit Holding BV, 7.75%, 1/20/20 144A	100,000	110
	Majapahit Holding BV, 7.75%, 1/20/20	100,000	110
	Majapahit Holding BV, 8.00%, 8/7/19 144A	400,000	447
	Majapahit Holding BV, 8.00%, 8/7/19	100,000	112
	Nakilat, Inc., 6.267%, 12/31/33 144A	648,207	690
(b)	Pemex Project Funding Master Trust, 5.75%, 3/1/18	2,840,000	3,167
	Pertamina Persero PT, 4.30%, 5/20/23 144A	600,000	522
	Peru Enhanced Pass-Through Finance, Ltd., 0.00%, 5/31/18 144A	121,033	112
(b)	Petrobras International Finance Co., 5.375%, 1/27/21	3,600,000	3,573
	Petrobras International Finance Co., 5.75%, 1/20/20	400,000	412
	Petrobras International Finance Co., 6.75%, 1/27/41	400,000	372
	Petrobras International Finance Co., 7.875%, 3/15/19	230,000	261
(k)	Petroleos de Venezuela SA, 5.375%, 4/12/27	3,600,000	1,917

	Corporate Bonds (57.1%)	Shares/ $ Par	Value $ (000’s)

	Foreign Agencies continued
	Petroleos de Venezuela SA, 5.50%, 4/12/37	1,800,000	922
(b)	Petroleos de Venezuela SA, 8.50%, 11/2/17	4,300,000	3,580
(k)	Petroleos Mexicanos, 8.00%, 5/3/19	1,200,000	1,452
	Power Grid Corp. of India, Ltd., 3.875%, 1/17/23	800,000	675
	Qatari Diar Finance QSC, 5.00%, 7/21/20	1,100,000	1,205
	QNB Finance, Ltd., 3.375%, 2/22/17	1,200,000	1,242
	Qtel International Finance, Ltd., 3.375%, 10/14/16 144A	300,000	314
	Qtel International Finance, Ltd., 4.75%, 2/16/21 144A	200,000	210
	Qtel International Finance, Ltd., 4.75%, 2/16/21	1,100,000	1,155
	Rosneft Finance SA, 7.25%, 2/2/20	400,000	451
(k)	Rosneft Oil Co. via Rosneft International Finance Ltd., 3.149%, 3/6/17 144A	1,700,000	1,724
(k)	Russian Agricultural Bank OJSC, 5.298%, 12/27/17 144A	1,300,000	1,347
(k)	RZD Capital, Ltd., 5.739%, 4/3/17	1,600,000	1,734
	SB Capital SA, 5.499%, 7/7/15	300,000	317
	SB Capital SA, 5.717%, 6/16/21	200,000	209
	SB Capital SA, 6.125%, 2/7/22	400,000	422
(b)	Sberbank of Russia Via SB Capital SA, 4.95%, 2/7/17 144A	2,800,000	2,976
	Temasek Financial I, Ltd., 3.375%, 7/23/42 144A	500,000	390
	Waha Aerospace BV, 3.925%, 7/28/20 144A	210,000	220

	Total		64,695

	Healthcare (0.9%)
	Baptist Health South Florida Obligated Group, 4.59%, 8/15/21	100,000	103
(k)	Boston Scientific Corp., 6.00%, 1/15/20	1,200,000	1,378
(b)	HCA, Inc., 6.50%, 2/15/20	2,200,000	2,417

The Accompanying Notes are an Integral Part of the Financial Statements.

146	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

	Corporate Bonds (57.1%)	Shares/ $ Par	Value $ (000’s)

	Healthcare continued
	Tenet Healthcare Corp., 4.50%, 4/1/21	300,000	284

	Total		4,182

	Insurance (0.1%)
	The Doctors Co., 6.50%, 10/15/23 144A	300,000	298

	Total		298

	Media (1.1%)
	Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22	500,000	511
	Columbus International, Inc., 11.50%, 11/20/14 144A	100,000	108
	CSC Holdings LLC, 7.625%, 7/15/18	800,000	915
	CSC Holdings LLC, 7.875%, 2/15/18	400,000	457
	CSC Holdings LLC, 8.625%, 2/15/19	200,000	234
	DISH DBS Corp., 7.125%, 2/1/16	325,000	360
	EchoStar DBS Corp., 7.75%, 5/31/15	700,000	759
	Quebecor Media, Inc., 7.75%, 3/15/16	162,000	164
	Time Warner Entertainment Co. LP, 8.375%, 7/15/33	600,000	654
	Virgin Media Secured Finance PLC, 5.25%, 1/15/21	700,000	714

	Total		4,876

	Metals & Mining (3.8%)
(k)	Aleris International, Inc., 7.625%, 2/15/18	1,200,000	1,269
	Alrosa Finance SA, 7.75%, 11/3/20 144A	500,000	554
	Alrosa Finance SA, 7.75%, 11/3/20	900,000	998
	Anglo American Capital PLC, 2.625%, 9/27/17 144A	200,000	201
(k)	Anglo American Capital PLC, 4.125%, 9/27/22 144A	1,400,000	1,316
	AngloGold Ashanti Holdings PLC, 5.375%, 4/15/20	100,000	94
	AngloGold Ashanti Holdings PLC, 6.50%, 4/15/40	1,000,000	780
	AngloGold Ashanti Holdings PLC, 8.50%, 7/30/20	500,000	516
	ArcelorMittal SA, 4.25%, 8/5/15	800,000	828

	Corporate Bonds (57.1%)	Shares/ $ Par	Value $ (000’s)

	Metals & Mining continued
(k)	CONSOL Energy, Inc., 8.00%, 4/1/17	1,500,000	1,581
	CSN Resources SA, 6.50%, 7/21/20	100,000	101
	Gerdau Holdings, Inc., 7.00%, 1/20/20	600,000	654
	Glencore Funding LLC, 1.70%, 5/27/16 144A	300,000	300
(b)	Gold Fields Orogen Holding BVI, Ltd., 4.875%, 10/7/20	2,900,000	2,345
	Newcrest Finance Pty, Ltd., 4.45%, 11/15/21 144A	200,000	166
	Newcrest Finance Pty, Ltd., 5.75%, 11/15/41 144A	200,000	146
	Severstal OAO Via Steel Capital SA, 4.45%, 3/19/18 144A	200,000	198
	Severstal OAO Via Steel Capital SA, 6.70%, 10/25/17 144A	700,000	753
	Southern Copper Corp., 5.25%, 11/8/42	500,000	405
	Steel Dynamics, Inc., 7.625%, 3/15/20	300,000	326
(k)	Teck Resources, Ltd., 4.50%, 1/15/21	1,500,000	1,511
	Vale Overseas, Ltd., 4.375%, 1/11/22	800,000	777
	Vale Overseas, Ltd., 4.625%, 9/15/20	400,000	410
	Vale Overseas, Ltd., 6.875%, 11/21/36	300,000	310
	Xstrata Canada Financial Corp., 3.60%, 1/15/17 144A	1,000,000	1,043

	Total		17,582

	Oil & Gas (0.4%)
	Borets Finance, Ltd., 7.625%, 9/26/18	1,100,000	1,089
	Reliance Holdings USA, Inc., 4.50%, 10/19/20	300,000	296
	Tengizchevroil Finance Co. SARL, 6.124%, 11/15/14	28,727	29
	TNK-BP Finance SA, 7.25%, 2/2/20 144A	400,000	452
	TNK-BP Finance SA, 7.875%, 3/13/18 144A	100,000	116

	Total		1,982

	Other Holdings (0.0%)
	Hamilton College, 4.75%, 7/1/13	100,000	81

	Total		81

	Corporate Bonds (57.1%)	Shares/ $ Par	Value $ (000’s)

	Pharmaceuticals (0.6%)
	Amgen, Inc., 3.625%, 5/15/22	800,000	793
	Amgen, Inc., 5.375%, 5/15/43	900,000	924
	Hospira, Inc., 5.80%, 8/12/23	200,000	207
	Mallinckrodt International Finance SA, 3.50%, 4/15/18 144A	200,000	196
	Mylan, Inc., 7.875%, 7/15/20 144A	300,000	339
	Valeant Pharmaceuticals International, 6.50%, 7/15/16 144A	304,000	314

	Total		2,773

	Pipelines (3.5%)
	Access Midstream Partners LP/ACMP Finance Corp., 4.875%, 5/15/23	1,000,000	965
	El Paso Corp., 8.25%, 2/15/16	100,000	109
	El Paso LLC, 7.75%, 1/15/32	916,000	930
(k)	Enterprise Products Operating LLC, 4.05%, 2/15/22	1,250,000	1,267
	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.50%, 7/15/23	1,300,000	1,219
(k)	Midcontinent Express Pipeline LLC, 6.70%, 9/15/19 144A	1,900,000	1,853
	NGPL PipeCo LLC, 7.768%, 12/15/37 144A	100,000	86
	NGPL PipeCo LLC, 9.625%, 6/1/19 144A	700,000	684
	Oneok Partners LP, 3.20%, 9/15/18	100,000	102
	Oneok Partners LP, 5.00%, 9/15/23	1,000,000	1,038
	Plains All American Pipeline LP, 8.75%, 5/1/19	900,000	1,151
	Regency Energy Partners LP/Regency Energy Finance Corp., 5.75%, 9/1/20	300,000	310
	Rockies Express Pipeline LLC, 5.625%, 4/15/20 144A	1,000,000	887
(b)	Rockies Express Pipeline LLC, 6.85%, 7/15/18 144A	2,900,000	2,820
(d)	Selectica, 8.75%, 11/15/15	500,000	–

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	147

Multi-Sector Bond Portfolio

	Corporate Bonds (57.1%)	Shares/ $ Par	Value $ (000’s)

	Pipelines continued
	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.25%, 11/15/23 144A	1,000,000	895
	Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.875%, 10/1/20 144A	600,000	614
	Williams Partners LP, 3.35%, 8/15/22	1,100,000	1,021

	Total		15,951

	Real Estate Investment Trusts (0.6%)
	Deutsche Annington Finance BV, 5.00%, 10/2/23 144A	300,000	297
	Goodman Funding Pty., Ltd., 6.375%, 4/15/21 144A	1,000,000	1,105
	SL Green Realty Corp., 5.00%, 8/15/18	1,100,000	1,173

	Total		2,575

	Services (0.0%)
	QVC, Inc., 4.375%, 3/15/23	200,000	187

	Total		187

	Technology (0.7%)
	Alliance Data Systems Corp., 5.25%, 12/1/17 144A	600,000	622
	Brocade Communications Systems, Inc., 6.875%, 1/15/20	1,100,000	1,180
	Denali Borrower LLC/Denali Finance Corp., 5.625%, 10/15/20 144A	600,000	595
	Flextronics International, Ltd., 4.625%, 2/15/20	200,000	195
	NXP BV / NXP Funding LLC, 3.50%, 9/15/16 144A	400,000	410

	Total		3,002

	Telecommunications (4.1%)
(k)	American Tower Corp., 7.25%, 5/15/19	1,500,000	1,770
	British Telecommunications PLC, 9.625%, 12/15/30	400,000	597
	Deutsche Telekom International Finance BV, 8.75%, 6/15/30	700,000	988
	Digicel Group, Ltd., 8.25%, 9/30/20 144A	600,000	622

	Corporate Bonds (57.1%)	Shares/ $ Par	Value $ (000’s)

	Telecommunications continued
	Eileme 2 AB, 11.625%, 1/31/20 144A	600,000	719
	MetroPCS Wireless, Inc., 6.25%, 4/1/21 144A	600,000	622
	Millicom International Cellular SA, 6.625%, 10/15/21 144A	200,000	207
	Qwest Corp., 7.25%, 9/15/25	500,000	532
	Sable International Finance, Ltd., 7.75%, 2/15/17 144A	800,000	835
(k)	Sprint Corp., 7.875%, 9/15/23 144A	1,500,000	1,612
	Telefonica Emisiones SAU, 3.992%, 2/16/16	700,000	735
	Telefonica Emisiones SAU, 6.221%, 7/3/17	100,000	113
	Telefonica Emisiones SAU, 6.421%, 6/20/16	300,000	334
(b)	Telefonos de Mexico SAB de CV, 5.50%, 11/15/19	2,400,000	2,622
	T-Mobile USA, Inc., 6.542%, 4/28/20	600,000	638
(b)	Verizon Communications, Inc., 6.55%, 9/15/43	2,800,000	3,276
(k)	Vimpel Communications Via VIP Finance Ireland, Ltd., 7.748%, 2/2/21 144A	1,200,000	1,304
	Vimpel Communications Via VIP Finance Ireland, Ltd., 9.125%, 4/30/18 144A	900,000	1,055
	Wind Acquisition Finance SA, 7.25%, 2/15/18 144A	300,000	316

	Total		18,897

	Transportation (1.4%)
	American Airlines Pass Through Trust, Series 2011-1, Class A, 5.25%, 1/31/21	171,269	181
	Asciano Finance, Ltd., 4.625%, 9/23/20 144A	500,000	501
	Asciano Finance, Ltd., 5.00%, 4/7/18 144A	800,000	848
	Brunswick Rail Finance, Ltd., 6.50%, 11/1/17 144A	500,000	509

	Corporate Bonds (57.1%)	Shares/ $ Par	Value $ (000’s)

	Transportation continued
	Continental Airlines Pass Through Trust, Series 2009-2, Class A, 7.25%, 11/10/19	247,823	284
	Continental Airlines Pass Through Trust, Series 2010-1, Class A, 4.75%, 1/12/21	89,209	95
	Delta Air Lines Pass Through Trust, Series 2009-1, Class A, 7.75%, 12/17/19	198,934	229
	Delta Air Lines Pass Through Trust, Series 2012-1, Class A, 4.75%, 5/7/20	464,965	498
	DP World Sukuk, Ltd., 6.25%, 7/2/17	500,000	550
	DP World, Ltd., 6.85%, 7/2/37	200,000	196
	Penske Truck Leasing Co. LP/PTL Finance Corp., 2.50%, 3/15/16 144A	500,000	512
	United Airlines, 4.30%, 8/15/25	100,000	102
	United Airlines Pass Through Trust, Series 2009-2, Class A, 9.75%, 1/15/17	329,437	379
(k)	US Airways Pass-Through Trust, 5.90%, 10/1/24	1,440,697	1,570
	The Virgin Australia 2013-1A Trust, 5.00%, 10/23/23 144A	100,000	103

	Total		6,557

	Yankee Sovereign (2.5%)
(b)	Indonesia Government International Bond, 6.875%, 1/17/18	5,300,000	5,928
(k)	Qatar Government International Bond, 5.25%, 1/20/20 144A	1,200,000	1,341
	Slovenia Government International Bond, 4.75%, 5/10/18	800,000	820
	Venezuela Government International Bond, 7.65%, 4/21/25	800,000	540
	Venezuela Government International Bond, 7.75%, 10/13/19	1,100,000	819
	Venezuela Government International Bond, 8.25%, 10/13/24	200,000	141
	Venezuela Government International Bond, 9.25%, 5/7/28	1,100,000	814

The Accompanying Notes are an Integral Part of the Financial Statements.

148	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

	Corporate Bonds (57.1%)	Shares/ $ Par	Value $ (000’s)

	Yankee Sovereign continued
	Venezuela Government International Bond, 9.375%, 1/13/34	1,400,000	1,038

	Total		11,441

	Total Corporate Bonds
	(Cost: $260,308)		262,314

	Foreign Bonds (24.5%)	Par

	Aerospace & Defense (0.6%)
(f)	Finmeccanica Finance SA/Old, 8.00%, 12/16/19, GBP	1,500,000	2,782

	Total		2,782

	Autos & Vehicle Parts (0.8%)
(f)	Banque PSA Finance SA, 3.875%, 1/14/15, EUR	1,300,000	1,822
(f)	Fiat Finance & Trade SA, 7.625%, 9/15/14, EUR	500,000	714
(f)	Jaguar Land Rover Automotoive PLC, 8.125%, 5/15/18, GBP	500,000	896
(c),(f)	Schaeffler Holding Finance BV, 6.875%, 8/15/18, EUR	200,000	295

	Total		3,727

	Banking (4.1%)
(f)	Banco do Brasil SA/Cayman,4.50%, 1/20/16 144A, EUR	500,000	717
(f)	Banco Nacional de Desenvolvimento Economico e Social, 4.125%, 9/15/17 144A, EUR	300,000	427
(f)	Bank of America Corp., 7.00%, 7/31/28, GBP	1,000,000	2,064
(f)	Bank of Scotland PLC, 6.375%, 8/16/19, GBP	100,000	180
(f)	Bankia SA, 4.375%, 2/14/17, EUR	900,000	1,285
(f)	Barclays Bank PLC, 10.00%, 5/21/21, GBP	2,050,000	4,383
(f)	Barclays Bank PLC, 14.00%, 11/29/49, GBP	800,000	1,759
(f)	GMAC International Finance BV, 7.50%, 4/21/15, EUR	400,000	588
(f)	HBOS PLC, 5.374%, 6/30/21, EUR	600,000	848
(f)	LBG Capital No. 2 PLC, 5.00%, 12/21/19, EUR	700,000	1,442
(f)	LBG Capital No.1 PLC, 7.867%, 12/17/19, GBP	400,000	702

	Foreign Bonds (24.5%)	Par	Value $ (000’s)

	Banking continued
(f)	LBG Capital No.1 PLC, 7.869%, 8/25/20, GBP	1,200,000	2,109
(f)	LBG Capital No.2 PLC, 15.00%, 12/21/19, GBP	400,000	956
(f)	OCI Euro Fund BV, 0.55%, 8/15/24, EUR	300,000	399
(f)	The Royal Bank of Scotland PLC, 1.995%, 3/30/15, CAD	1,100,000	1,013

	Total		18,872

	Basic Materials (0.3%)
(f)	Ardagh Packaging Finance PLC, 7.375%, 10/15/17, EUR	100,000	147
(f)	German Residential Funding PLC, 1.377%, 8/27/24, EUR	99,539	139
(f)	Kloeckner Pentaplast GmbH & Co. KG, 11.625%, 7/15/17, EUR	200,000	317
(f)	Mondi Finance PLC, 5.75%, 4/3/17, EUR	100,000	155
(f)	OI European Group BV, 6.75%, 9/15/20, EUR	200,000	319
(f)	Smurfit Kappa Acquisitions, 4.125%, 1/30/20 144A, EUR	300,000	427

	Total		1,504

	Builders & Building Materials (0.6%)
(f)	HeidelbergCement Finance Luxembourg SA, 9.50%, 12/15/18, EUR	300,000	534
(f)	Lafarge SA, 6.625%, 11/29/18, EUR	1,000,000	1,579
(f)	Lafarge SA, 6.75%, 12/16/19, EUR	400,000	637
(f)	Lafarge SA, 10.00%, 5/30/17, GBP	100,000	196

	Total		2,946

	Capital Goods (0.4%)
(f)	Obrascon Huarte Lain SA, 8.75%, 3/15/18, EUR	1,200,000	1,832

	Total		1,832

	Chemicals (0.4%)
(f)	Ineos Group Holdings, Ltd., 7.875%, 2/15/16, EUR	269,463	373
(f)	Kinove German Bondco GmbH, 10.00%, 6/15/18, EUR	1,080,000	1,642

	Total		2,015

	Foreign Bonds (24.5%)	Par	Value $ (000’s)

	Consumer Products & Retailing (0.8%)
(f)	Co.-Operative Group Holdings, Ltd., 6.875%, 7/8/20, GBP	1,100,000	1,867
(f)	DFS Furniture Holdings PLC, 7.625%, 8/15/18, GBP	100,000	177
(f)	Spirit Issuer PLC, 6.582%, 12/28/18, GBP	900,000	1,543

	Total		3,587

	Electric Utilities (1.0%)
(f)	SSE PLC, 5.625%, 9/29/49, EUR	1,500,000	2,209
(f)	Tokyo Electric Power Co., 4.50%, 3/24/14, EUR	1,750,000	2,419

	Total		4,628

	Foreign Agencies (0.8%)
(f)	EnBW Energie Baden-Wuerttemberg AG, 7.375%, 4/2/72, EUR	764,000	1,173
(f)	IPIC GMTN, Ltd., 4.875%, 5/14/16, EUR	700,000	1,043
(f)	RZD Capital PLC, 7.487%, 3/25/31, EUR	800,000	1,437

	Total		3,653

	Governments (3.7%)
(f)	Bankia SA, 0.422%, 1/25/16, EUR	800,000	1,054
(f)	Bankia SA, 3.50%, 12/14/15, EUR	700,000	990
(f)	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/1/17, BRL	3,344,000	1,340
(f)	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/1/21, BRL	650,000	240
(f)	Brazil Notas do Tesouro Nacional Series F, 10.00%, 1/1/14, BRL	186,000	79
(f)	Brazil Notas do Tesouro Nacional Series F, 10.00%, 1/1/23, BRL	47,000	17
(f)	Italy Buoni Poliennali Del Tesoro, 4.75%, 6/1/17, EUR	2,200,000	3,280
(f)	Mexican Bonos, 6.00%, 6/18/15, MXN	47,000,000	3,715
(f)	Slovenia Government International Bond, 4.70%, 11/1/16 144A, EUR	600,000	848
(f)	Spain Government Bond, 3.75%, 10/31/18, EUR	3,600,000	5,179

	Total		16,742

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	149

Multi-Sector Bond Portfolio

	Foreign Bonds (24.5%)	Par	Value $ (000’s)

	Healthcare (0.4%)
(f)	Priory Group No 3 PLC, 7.00%, 2/15/18, GBP	1,100,000	1,917

	Total		1,917

	Insurance (1.1%)
(f)	Assicurazioni Generali S.p.A., 10.125%, 7/10/42, EUR	300,000	531
(f)	AXA SA, 5.125%, 7/4/43, EUR	300,000	433
(f)	AXA SA, 5.25%, 4/16/40, EUR	400,000	588
(f)	CNP Assurances, 7.375%, 9/30/41, GBP	1,000,000	1,821
(f)	Muenchener Reuckversicherungs-Gesellschaft AG, 6.25%, 5/26/42, EUR	200,000	323
(f)	Muenchener Rueckversicherungs-Gesellschaft AG, 6.0%, 5/26/41, EUR	900,000	1,432

	Total		5,128

	Media (2.6%)
(f)	Lynx I Corp., 6.00%, 4/15/21, GBP	1,800,000	3,063
(f)	Nara Cable Funding, Ltd., 8.875%, 12/1/18, EUR	1,600,000	2,386
(f)	Telenet Finance V Luxembourg SCA, 6.75%, 8/15/24, EUR	800,000	1,170
(f)	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, 5.75%, 1/15/23, EUR	100,000	142
(f)	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.625%, 4/15/23 144A, EUR	300,000	418
(f)	UPCB Finance II, Ltd., 6.375%, 7/1/20, EUR	400,000	590
(f)	Virgin Media Secured Finance PLC, 5.50%, 1/15/21, GBP	100,000	166
(f)	Virgin Media Secured Finance PLC, 7.00%, 1/15/18, GBP	900,000	1,546
(f)	Ziggo Bond Co. BV, 8.00%, 5/15/18, EUR	1,600,000	2,334

	Total		11,815

	Municipal Bonds (0.4%)
(f)	Junta de Galicia, 5.763%, 4/3/17, EUR	1,300,000	1,946

	Total		1,946

	Foreign Bonds (24.5%)	Par	Value $ (000’s)

	Other Holdings (0.2%)
(f)	The Autonomous Community of Catalonia, 4.95%, 2/11/20, EUR	500,000	683

	Total		683

	Structured Products (1.3%)
(f)	Bankia SA, 3.625%, 10/5/16, EUR	200,000	284
(f)	Bankia SA, 5.75%, 6/29/16, EUR	700,000	1,044
(f)	Cairn CLO BV, 0.589%, 1/31/22, EUR	1,350,021	1,826
(f)	EMF-NL BV, 1.025%, 4/17/41, EUR	280,179	340
(f)	Epic (More London) PLC, 0.769%, 7/15/17, GBP	1,016,058	1,678
(f)	Epic Opera PLC, 0.764%, 7/28/16, GBP	36,597	61
(f)	Eurosail-NL BV, 1.725%, 10/17/40, EUR	202,484	275
(f)	Mitchells & Butlers Finance PLC, 0.975%, 12/15/28, GBP	88,093	132
(f)	Opera Germany PLC, 0.444%, 10/20/14, EUR	84,085	114

	Total		5,754

	Telecommunications (2.1%)
(f)	Koninklijke (Royal) KPN NV, 6.125%, 3/29/49, EUR	1,500,000	2,174
(f)	Telecom Italia S.p.A, 5.375%, 1/29/19, EUR	400,000	586
(f)	Telecom Italia S.p.A, 7.00%, 1/20/17, EUR	1,400,000	2,154
(f)	Telefonica Emisiones SAU, 5.597%, 3/12/20, GBP	100,000	177
(f)	Telenet Finance III Luxembourg SCA, 6.625%, 2/15/21 144A, EUR	100,000	149
(f)	Telenet Finance V Luxembourg SCA, 6.25%, 8/15/22 144A, EUR	100,000	145
(f)	Telenet Finance V Luxembourg SCA, 6.75%, 8/15/24 144A, EUR	300,000	439
(f)	Wind Acquisition Finance SA, 11.75%, 7/15/17, EUR	2,600,000	3,801

	Total		9,625

	Transportation (0.3%)
(f)	Europcar Groupe SA, 11.50%, 5/15/17, EUR	700,000	1,122

	Foreign Bonds (24.5%)	Par	Value $ (000’s)

	Transportation continued
(f)	The Great Rolling Stock Co., Ltd., 6.875%, 7/27/35, GBP	98,020	193
(f)	Heathrow Finance PLC, 7.125%, 3/1/17, GBP	100,000	183

	Total		1,498

	Yankee Sovereign (2.6%)
(f)	United Mexican States, 2.75%, 4/22/23, EUR	8,900,000	11,808

	Total		11,808

	Total Foreign Bonds
	(Cost: $108,935)		112,462

	Governments (2.0%)	$ Par

	Governments (2.0%)
(b)	US Treasury, 0.25%, 5/31/14	4,840,000	4,843
(b)	US Treasury, 0.25%, 9/15/14	1,000,000	1,001
(b)	US Treasury, 0.25%, 9/30/14	600,000	600
(b)	US Treasury, 0.25%, 12/15/14	380,000	380
(b)	US Treasury, 0.50%, 10/15/14	2,100,000	2,106
(b)	US Treasury, 0.625%, 7/15/14	100,000	100

	Total Governments
	(Cost: $9,029)		9,030

	Municipal Bonds (2.3%)

	Municipal Bonds (2.3%)
	Alameda County California Association of Joint Powers Authorities, Series 2010-A, 7.046%, 12/1/44 RB	100,000	110
	American Municipal Power, Inc., Series 2010-B, 7.834%, 2/15/41 RB	100,000	127
	Bay Area Toll Authority, Series 2010-S1, 6.918%, 4/1/40 RB	200,000	239
	Buckeye Tobacco Settlement Financing Authority, Series 2007-A2, 5.875%, 6/1/30 RB	100,000	76
	Buckeye Tobacco Settlement Financing Authority, Series 2007-A2, 5.875%, 6/1/47 RB	900,000	667

The Accompanying Notes are an Integral Part of the Financial Statements.

150	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

Municipal Bonds (2.3%)	Shares/ $ Par	Value $ (000’s)

Municipal Bonds continued
Buckeye Tobacco Settlement Financing Authority, Series 2007-A2, 6.50%, 6/1/47 RB	300,000	242
California State, Series 2010, 7.30%, 10/1/39 GO	200,000	251
California State, Series 2010, 7.70%, 11/1/30 GO	200,000	232
California State, Series 2010, 7.95%, 3/1/36 GO	1,100,000	1,272
The California State University, Series 2010-B, 6.484%, 11/1/41 RB	300,000	337
Chicago Illinois Water Revenue, Series 2010-B, 6.742%, 11/1/40 RB	100,000	110
City of Riverside, Series 2010-A, 7.605%, 10/1/40 RB	200,000	254
Clovis Unified School District of California, Series 2001-B, 0.00%, 8/1/20 GO, NATL-RE, FGIC	100,000	82
Golden State Tobacco Securitization Corp., Series 2007-A2, 5.30%, 6/1/37 RB	100,000	72
Golden State Tobacco Securitization Corp., Series 2007-A1, 5.75%, 6/1/47 RB	100,000	74
Indiana Finance Authority, Series 2009-B, 6.596%, 2/1/39 RB	300,000	348
Irvine Ranch California Water District, Series 2010-B, 6.622%, 5/1/40 GO	100,000	118
Los Angeles County California Public Works Financing Authority, Series 2010-B, 7.488%, 8/1/33 RB	100,000	119
Los Angeles County California Public Works Financing Authority, Series 2010-B, 7.618%, 8/1/40 RB	200,000	234

Municipal Bonds (2.3%)	Shares/ $ Par	Value $ (000’s)

Municipal Bonds continued
Metropolitan Government of Nashville & Davidson County Tennessee, Series 2010-B, 6.568%, 7/1/37 RB	100,000	117
Municipal Electric Authority of Georgia, 6.655%, 4/1/57 RB	200,000	209
New Jersey Turnpike Authority, Series 2010-A, 7.102%, 1/1/41 RB	200,000	255
New York City Municipal Water Finance Authority, Series 2011-CC, 5.882%, 6/15/44 RB	100,000	114
New York City Transitional Finance Authority, Series 2011-A1, 5.508%, 8/1/37 RB	300,000	332
New York Metropolitan Transportation Authority, Series 2010-A2, 6.089%, 11/15/40 RB	500,000	559
New York State Urban Development Corp., Series 2009-E, 5.77%, 3/15/39 RB	100,000	109
Orange County California Local Transportation Authority, Series 2010-A, 6.908%, 2/15/41 RB	200,000	241
Port Authority New York & New Jersey, Series 168, 4.926%, 10/1/51 RB, GO OF AUTH	200,000	187
Port Authority New York & New Jersey, Series 2010, 5.647%, 11/1/40 RB, GO OF AUTH	1,100,000	1,184
San Diego County Regional Airport Authority, Series 2010-C, 6.628%, 7/1/40 RB	100,000	108
San Diego Redevelopment Agency, Series 2010-A, 7.625%, 9/1/30 TRAN	100,000	103
Tennessee State School Bond Authority, Series 2010, 4.848%, 9/15/27 GO, ST INTERCEPT	100,000	104

Municipal Bonds (2.3%)	Shares/ $ Par	Value $ (000’s)

Municipal Bonds continued
Tobacco Securitization Authority of Southern California, Series 2006-A, 5.00%, 6/1/37 RB	100,000	71
Tobacco Settlement Finance Authority of West Virginia, Series 2007-A, 7.467%, 6/1/47 RB	1,205,000	934
Tobacco Settlement Financing Corp., Series 2007A, 6.706%, 6/1/46 RB	95,000	64
Triborough Bridge & Tunnel Authority, Series 2010-A2, 5.55%, 11/15/40 RB, GO OF AUTH	800,000	811
University of California Regents Medical Center, Series 2010-H, 6.398%, 5/15/31 RB	100,000	113
University of California Regents Medical Center, Series 2010-H, 6.548%, 5/15/48 RB	100,000	117

Total Municipal Bonds
(Cost: $10,005)		10,696

Structured Products (5.8%)

Structured Products (5.8%)
ACE Securities Corp., Series 2004-RM2, Class M2, 0.96%, 1/25/35	86,893	79
ACE Securities Corp., Series 2004-HE4, Class M1, 1.065%, 12/25/34	94,900	84
Aegis Asset Backed Securities Trust, Series 2004-6, Class M2, 1.665%, 3/25/35	300,000	256
Aircraft Certificate Owner Trust, Series 2003-1A, Class D, 6.455%, 9/20/22 144A	3,827	4
Aircraft Certificate Owner Trust, Series 2003-1A, Class E, 7.001%, 9/20/22 144A	400,000	399
American Home Mortgage Investment Trust, Series 2005-2, Class 4A1, 1.849%, 9/25/45	11,251	10

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	151

Multi-Sector Bond Portfolio

Structured Products (5.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Ameriquest Mortgage Securities, Inc., Series 2004-R5, Class M1, 1.035%, 7/25/34	60,581	56
Asset Backed Securities Corp. Home Equity, Series 2003-HE4, Class M1, 1.412%, 8/15/33	56,040	53
Banc of America Commercial Mortgage, Inc., Series 2007-3, Class A4, 5.649%, 6/10/49	100,000	110
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4, 5.746%, 2/10/51	100,000	110
Banc of America Funding Corp., Series 2007-D, Class 1A4, 0.397%, 6/20/47	232,987	214
Banc of America Funding Corp., Series 2007-6, Class A1, 0.455%, 7/25/37	180,185	148
Banc of America Funding Corp., Series 2005-H, Class 5A1, 2.745%, 11/20/35	325,719	301
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-3, Class 4A, 4.592%, 7/25/34	31,813	32
Bear Stearns Asset Backed Securities I Trust, Series 2007-HE3, Class 1A2, 0.365%, 4/25/37	618,148	537
Bear Stearns Asset Backed Securities I Trust, Series 2007-HE6, Class 1A1, 1.415%, 8/25/37	408,677	353
Bear Stearns Asset Backed Securities Trust, Series 2006-HE10, Class 1A2, 0.365%, 12/25/36	92,911	86
Bear Stearns Asset Backed Securities Trust, Series 2005-HE11, Class M1, 0.595%, 11/25/35	100,000	94
Bear Stearns Asset Backed Securities Trust, Series 2005-SD3, Class 1A, 0.655%, 7/25/35	104,818	104

Structured Products (5.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Bear Stearns Asset Backed Securities Trust, Series 2006-6, Class 2A1, 4.387%, 11/25/36	411,293	312
Bear Stearns Commercial Mortgage Securities Trust, Inc., Series 2007-PW16, Class A2, 5.654%, 6/11/40	58,052	58
CD Commercial Mortgage Trust, Series 2006-CD2, Class A1B, 5.305%, 1/15/46	1,168,719	1,252
CHL Mortgage Pass-Through Trust, Series 2006-9, Class A1, 6.00%, 5/25/36	412,030	374
CHL Mortgage Pass-Through Trust, Series 06-16, Class 2A1, 6.5%, 11/25/36	63,698	57
Citicorp Mortgage Securities, Inc., Series 2007-8, Class 1A3, 6.00%, 9/25/37	17,152	18
Citigroup Mortgage Loan Trust, Inc., Series 2007-AHL1, Class A2C, 0.375%, 12/25/36	100,000	43
Citigroup Mortgage Loan Trust, Inc., Series 2007-10, Class 22AA, 2.845%, 9/25/37	41,833	34
Citigroup Mortgage Loan Trust, Inc., Series 2007-10, Class 2A3A, 5.637%, 9/25/37	207,772	174
Countrywide Alternative Loan Trust, Series 2007-0A3, Class 1A1, 0.305%, 4/25/47	94,246	79
Countrywide Alternative Loan Trust, Series 2006-OC9, Class A2A, 0.325%, 12/25/46	50,281	45
Countrywide Alternative Loan Trust, Series 2006-0A12, Class A1B, 0.357%, 9/20/46	61,695	45
Countrywide Alternative Loan Trust, Series 2006-0A17, Class 1A1A, 0.362%, 12/20/46	82,576	58

Structured Products (5.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Countrywide Alternative Loan Trust, Series 2006-0A9, Class 2A1A, 0.377%, 7/20/46	26,478	16
Countrywide Alternative Loan Trust, Series 2005-59, Class 1A1, 0.497%, 11/20/35	18,506	14
Countrywide Alternative Loan Trust, Series 2005-76, Class 1A1, 1.608%, 1/25/36	45,610	42
Countrywide Alternative Loan Trust, Series 2006-OA6, Class 2A, 3.948%, 7/25/46	32,979	31
Countrywide Alternative Loan Trust, Series 2003-19CB, Class 2A1, 4.50%, 9/25/18	10,429	11
Countrywide Alternative Loan Trust, Series 2005-79CB, Class A3, 5.50%, 1/25/36	677,737	588
Countrywide Alternative Loan Trust, Series 2006-HY10, Class 2A1, 5.601%, 5/25/36	40,598	33
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 5A1, 5.75%, 1/25/35	65,452	62
Countrywide Alternative Loan Trust, Series 2007-9T1, Class 2A2, 6.00%, 5/25/37	535,613	413
Countrywide Alternative Loan Trust, Series 2005-J1, Class 3A1, 6.50%, 8/25/32	54,068	55
Countrywide Asset-Backed Certificates, Series 2007-2, Class 2A2, 0.265%, 8/25/37	351,994	347
Countrywide Asset-Backed Certificates, Series 2007-1, Class 2A3, 0.305%, 7/25/37	100,000	70

The Accompanying Notes are an Integral Part of the Financial Statements.

152	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

Structured Products (5.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Countrywide Asset-Backed Certificates, Series 2006-7, Class 2A3, 0.315%, 4/25/46	371,514	334
Countrywide Asset-Backed Certificates, Series 2006-5, Class 2A2, 0.345%, 8/25/36	993,057	960
Countrywide Asset-Backed Certificates, Series 2005-17, Class 4A2A, 0.425%, 5/25/36	43,721	44
Countrywide Asset-Backed Certificates, Series 2006-4, Class 2A3, 0.455%, 7/25/36	100,000	73
Countrywide Asset-Backed Certificates, Series 2006-5, Class 2A3, 0.455%, 8/25/36	200,000	150
Countrywide Asset-Backed Certificates, Series 2005-AB, Class 2A4, 0.515%, 3/25/36	149,066	106
Countrywide Asset-Backed Certificates, Series 2005-14, Class 3A3, 0.515%, 4/25/36	200,000	188
Countrywide Asset-Backed Certificates, Series 2005-4, Class AF6, 4.74%, 10/25/35	146,332	145
Countrywide Asset-Backed Certificates, Series 2006-1, Class AF5, 5.43%, 7/25/36	100,000	69
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-HYB8, Class 1A1X, 2.498%, 12/20/35	22,677	18
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-22, Class 3A1, 4.882%, 10/25/35	56,101	47
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA4, Class A1, 1.088%, 4/25/46	66,724	36

Structured Products (5.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.76%, 9/15/39	200,000	219
Federal National Mortgage Association, Series 2003-W6, Class F, 0.515%, 9/25/42	46,756	46
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF10, Class A4, 0.315%, 7/25/36	57,427	53
First Franklin Mortgage Loan Trust, Series 2006-FF12, Class A4, 0.305%, 9/25/36	224,352	197
First Horizon Mortgage Pass-Through Trust, Series 2005-5, Class 2A1, 5.00%, 10/25/20	28,428	29
First Horizon Mortgage Pass-Through Trust, Series 2007-2, Class 1A5, 5.75%, 5/25/37	936,323	840
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A4, 5.543%, 12/10/49	100,000	108
GSAA Home Equity Trust, Series 2006-4, Class 4A2, 0.395%, 3/25/36	46,355	40
GSAMP Trust, Series 2007-NC1, Class A2A, 0.215%, 12/25/46	23,783	13
GSAMP Trust, Series 2007-FM2, Class A2B, 0.255%, 1/25/37	282,621	148
GSR Mortgage Loan Trust, Series 2007-AR1, Class 2A1, 2.625%, 3/25/47	36,576	30
GSR Mortgage Loan Trust, Series 2006-AR1, Class 2A1, 2.627%, 1/25/36	8,653	8
GSR Mortgage Loan Trust, Series 2005-AR6, Class 1A1, 2.671%, 9/25/35	36,779	37
GSR Mortgage Loan Trust, Series 2006-2F, Class 3A6, 6.00%, 2/25/36	352,850	307

Structured Products (5.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Harborview Mortgage Loan Trust, Series 2005-3, Class 2A1A, 0.406%, 6/19/35	59,371	52
Harborview Mortgage Loan Trust, Series 2005-10, Class 2A1A, 0.476%, 11/19/35	25,697	21
HomeBanc Mortgage Trust, Series 2005-1, Class A1, 0.415%, 3/25/35	23,845	20
IndyMac Index Mortgage Loan Trust, Series 2005-AR12, Class 2A1A, 0.405%, 7/25/35	5,217	5
IndyMac Index Mortgage Loan Trust, Series 2005-AR14, Class 2A1A, 0.465%, 7/25/35	27,350	24
IndyMac Index Mortgage Loan Trust, Series 2004-AR6, Class 5A1, 2.519%, 10/25/34	68,218	66
ING Investment Management CLO, Ltd., Series 2006-3A, Class A1, 0.496%, 12/13/20 144A	1,207,501	1,185
IXIS Real Estate Capital Trust, Series 2005-HE1, Class M3, 0.945%, 6/25/35	86,676	84
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2004-CBX, Class A5, 4.654%, 1/12/37	65,957	66
JPMorgan Mortgage Trust, Series 2005-ALT1, Class 2A1, 2.534%, 10/25/35	33,083	29
JPMorgan Mortgage Trust, Series 2007-A1, Class 6A1, 2.719%, 7/25/35	58,234	58
JPMorgan Mortgage Trust, Series 2007-A4, Class 3A1, 5.145%, 6/25/37	217,956	194
JPMorgan Reremic, Series 2009-10, Class 4A1, 0.665%, 3/26/37 144A	320,865	309
Landmark VII CDO, Ltd., Series 2006-7A, Class A1L, 0.519%, 7/15/18 144A	152,333	151

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	153

Multi-Sector Bond Portfolio

Structured Products (5.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Lehman XS Trust, Series 2005-4, Class 1A3, 0.565%, 10/25/35	56,642	54
Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR1, Class A1, 0.335%, 2/25/37	39,119	36
Merrill Lynch Mortgage Investors, Inc., Series 2005-A6, Class 2A3, .545%, 8/25/35	100,000	87
Merrill Lynch Mortgage Investors, Inc., Series 2006-A3, Class 6A1, 5.348%, 5/25/36	61,006	59
Merrill Lynch Mortgage Investors, Inc., Series 2005-A9, Class 5A1, 5.425%, 12/25/35	742,223	703
MLCC Mortgage Investors, Inc., Series 2006-1, Class 1A, 2.48%, 2/25/36	18,919	18
Morgan Stanley Capital I Trust, Series 2007-HQ11, Class A31, 5.439%, 2/12/44	52,746	53
Morgan Stanley Capital, Inc., Series 2006-HE8, Class A2C, 0.305%, 10/25/36	97,785	55
Morgan Stanley Capital, Inc., Series 2007-HE5, Class A2C, 0.415%, 3/25/37	94,805	49
Morgan Stanley Capital, Inc., Series 2005-HE7, Class A2C, 0.485%, 11/25/35	59,915	58
Morgan Stanley Dean Witter Capital I, Inc., Series 2002-HE1, Class M1, 1.065%, 7/25/32	26,309	24
Morgan Stanley Dean Witter Capital I, Inc., Series 2003-NC2, Class M1, 1.515%, 2/25/33	74,276	70
Morgan Stanley Mortgage Loan Trust, Series 2005-5AR, Class 1A1, 0.435%, 9/25/35	11,224	11
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 4A, 2.306%, 7/25/35	895,119	791

Structured Products (5.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Nomura Asset Acceptance Corp., Series 2005-AR4, Class 3A1, 2.896%, 8/25/35	43,817	42
Park Place Securities, Inc., Series 2005-WCW2, Class M1, 0.665%, 7/25/35	100,000	94
People’s Choice Home Loan Securities Trust, Series 2005-3, Class M2, 0.961%, 8/25/35	400,000	355
Residential Accredit Loans, Inc., Series 2007-QA1, Class A1, 0.305%, 1/25/37	56,540	46
Residential Accredit Loans, Inc., Series 2006-QA7, Class 1A1, 0.355%, 8/25/36	25,946	20
Residential Accredit Loans, Inc., Series 2006-QA8, Class A1, 0.355%, 9/25/36	57,308	41
Residential Accredit Loans, Inc., Series 2005-QA3, Class NB2, 3.079%, 3/25/35	542,394	437
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00%, 10/25/34	590,077	603
Residential Asset Mortgage Products Trust, Series 2006-NC2, Class A2, 0.355%, 2/25/36	42,822	40
Residential Asset Securities Corp., Series 2007-KS1, Class A3, 0.315%, 1/25/37	500,000	412
Securitized Asset Backed Receivables LLC Trust, Series 2005-FR4, Class M2, 1.125%, 1/25/36	190,880	144
SLM Student Loan Trust, Series 2012-D, Class A1, 1.217%, 6/15/23 144A	62,416	63
SLM Student Loan Trust, Series 2011-B, Class A3, 2.417%, 6/16/42 144A	100,000	104
SLM Student Loan Trust, Series 2010-A, Class 1A, 3.20%, 5/16/44 144A	61,990	64

Structured Products (5.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
SLM Student Loan Trust, Series 2012-B, Class A2, 3.48%, 10/15/30 144A	400,000	419
Structured Asset Investment Loan Trust, Series 2006-BNC3, Class A3, 0.315%, 9/25/36	66,682	49
Structured Asset Investment Loan Trust, Series 2005-5, Class M2, 0.855%, 6/25/35	100,000	91
Structured Asset Mortgage Investments II, Series 05-AR8, Class A2, 1.624%, 2/25/36	1,113,019	920
Structured Asset Mortgage Investments II Trust, Series 2006-AR6, Class 1A1, 0.345%, 7/25/46	528,079	405
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-BC3, Class 2A2, 0.305%, 5/25/47	300,000	283
Structured Asset Securitization Corp. Mortgage Pass-Through Certificates, Series 2004-3, Class 4A1, 5.726%, 3/25/34	18,613	19
Suntrust Alternative Loan Trust, Series 2005-1F, Class 1A1, 0.815%, 12/25/35	54,761	42
Truman Capital Mortgage Loan Trust, Series 2006-1, Class A, 0.425%, 3/25/36	3,336,720	3,088
Wachovia Bank Commercial Mortgage Trust, Series 2007-WHL8, Class A1, 0.247%, 6/15/20 144A	36,450	36
Wachovia Bank Commercial Mortgage Trust, Series 2006-C24, Class A1A, 5.557%, 3/15/45	1,029,391	1,112
WaMu Mortgage Pass-Through Certificates, Series 2006-AR2, Class 1A1, 2.428%, 3/25/36	683,287	610

The Accompanying Notes are an Integral Part of the Financial Statements.

154	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

Structured Products (5.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
WaMu Mortgage Pass-Through Certificates, Series 2002-AR19, Class A6, 2.487%, 2/25/33	4,008	4
WaMu Mortgage Pass-Through Certificates, Series 2007-HY1, Class 3A1, 4.733%, 2/25/37	13,492	12
WaMu Mortgage Pass-Through Certificates, Series 2006-AR12, Class 3A3, 6.076%, 10/25/36	77,229	64
Wells Fargo Alternative Loan Trust, Series 2007-PA4, Class 2A1, 2.681%, 7/25/37	182,715	148
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR5, Class 2A1, 2.641%, 4/25/36	296,611	273
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 4A1, 2.685%, 7/25/36	561,083	507
Wells Fargo Mortgage Backed Securities Trust, Series 2007-AR8, Class A1, 5.916%, 11/25/37	240,425	215

Total Structured Products
(Cost: $26,748)		26,600

Bank Loan Obligations (1.7%)

Bank Loan Obligations (1.7%)
Dell, Inc., 4.50%, 4/29/20	3,419,000	3,423
H.J. Heinz Co., 3.50%, 6/5/20	4,008,688	4,036
Hilton Worldwide Finance LLC, 3.75%, 10/25/20	394,737	397

Total Bank Loan Obligations
(Cost: $7,828)		7,856

	Short-Term Investments (3.9%)	Shares/ $ Par	Value $ (000’s)

	Commercial Paper (1.1%)
(b)	Federal Home Loan Bank, 0.11%, 7/11/14	4,890,000	4,888
(b)	Federal Home Loan Mortgage Corp., 0.12%, 7/1/14	4,000	4

	Total		4,892

	Governments (2.8%)
(b)	US Treasury Bill, 0.00%, 10/16/14	604,000	604
(b)	US Treasury Bill, 0.13%, 11/13/14	1,100,000	1,099
(b)	US Treasury Bill, 0.13%, 12/11/14	1,300,000	1,298
(b)	US Treasury Repurchase, 0.01%, dated 12/31/13, due 1/2/14 (collateralized by US Treasury Note, 3.125%, 11/15/41, valued at $10,515,824, repurchase proceeds of $10,000,000)	10,000,000	10,000

	Total		13,001

	Total Short-Term Investments
	(Cost: $17,892)		17,893

	Total Investments (97.3%)
	(Cost: $440,745)(a)		446,851

	Other Assets, Less
	Liabilities (2.7%)		12,407

	Net Assets (100.0%)		459,258

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	155

Multi-Sector Bond Portfolio

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013 the value of these securities (in thousands) was $94,132 representing 20.4% of the net assets.

GO — General Obligation

RB — Revenue Bond

TRAN — Tax Allocation Bond

FGIC — Financial Guaranty Insurance Co.

ST INTERCEPT — State Aid Intercept.

NATL-RE — National Public Finance Guarantee Corp.

(a)	At December 31, 2013, the aggregate cost of securities for federal tax purposes (in thousands) was $440,852 and the net unrealized appreciation of investments based on that cost was $5,999 which is comprised of $13,879 aggregate gross unrealized appreciation and $7,880 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
US Five Year Treasury Note Futures (Long) (Total Notional Value at December 31, 2013, $57,071)	474	3/14	$(517)
US Ten Year Treasury Note Futures (Long) (Total Notional Value at December 31, 2013, $51,253)	410	3/14	(805)

(c)	PIK — Payment In Kind

(d)	Defaulted Security

(f)	Foreign Bond — par value is foreign denominated

(h)	Forward foreign currency contracts outstanding on December 31, 2013.

Type	Counterparty	Currency	Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)		Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Buy	Bank of America, N.A.	AUD	3,208	1/14	$20		$-	$20
Buy	Bank of America, N.A.	AUD	3,043	2/14	4		-	4
Sell	Citibank, N.A.	AUD	3,208	1/14	64		-	64
Sell	Bank of America, N.A.	AUD	3,208	2/14	-		(20)	(20)
Buy	BNP Paribas	BRL	4,224	1/14	-		(13)	(13)
Buy	Goldman Sachs International	BRL	782	1/14	-		(10)	(10)
Buy	J.P. Morgan	BRL	1,240	1/14	-		(4)	(4)
Buy	Morgan Stanley & Co., Inc.	BRL	4,982	1/14	-		(19)	(19)
Buy	UBS AG	BRL	300	1/14	-		(1)	(1)
Sell	BNP Paribas	BRL	4,224	1/14	104		-	104
Sell	Goldman Sachs International	BRL	782	1/14	2		-	2
Sell	J.P. Morgan	BRL	1,240	1/14	33		-	33
Sell	Morgan Stanley & Co., Inc.	BRL	4,982	1/14	15		-	15
Sell	Morgan Stanley & Co., Inc.	BRL	4,440	2/14	4		-	4
Sell	UBS AG	BRL	300	1/14	8		-	8
Buy	Bank of America, N.A.	CAD	2,780	2/14	5		-	5
Sell	BNP Paribas	CAD	3,851	1/14	10		-	10
Buy	Bank of America, N.A.	EUR	1,354	1/14	12		-	12
Buy	BNP Paribas	EUR	396	1/14	7		-	7
Buy	HSBC Securities USA	EUR	529	1/14	10		-	10
Buy	UBS AG	EUR	58,877	1/14	155		-	155
Sell	Bank of America, N.A.	EUR	181	1/14	-		(3)	(3)
Sell	BNP Paribas	EUR	372	1/14	-	(m)	-	- (m)
Sell	HSBC Securities USA	EUR	60,975	1/14	-		(981)	(981)
Sell	UBS AG	EUR	58,877	2/14	-		(156)	(156)
Buy	Bank of America, N.A.	GBP	454	1/14	13		-	13
Buy	Barclays Bank PLC	GBP	18,812	1/14	313		-	313
Sell	Barclays Bank PLC	GBP	18,812	2/14	-		(313)	(313)
Sell	Citibank, N.A.	GBP	57	1/14	-		(1)	(1)

The Accompanying Notes are an Integral Part of the Financial Statements.

156	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

Type	Counterparty	Currency	Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)		Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	Citibank, N.A.	GBP	976	2/14	$-		$(17)	$(17)
Sell	Goldman Sachs International	GBP	19,040	1/14	-		(475)	(475)
Sell	HSBC Securities USA	GBP	260	1/14	-		(8)	(8)
Sell	Morgan Stanley & Co., Inc.	MXN	49,293	3/14	-		(44)	(44)
Sell	UBS AG	RUB	338	1/14	-	(m)	-	- (m)
Buy	Goldman Sachs International	ZAR	6,090	1/14	-		- (m)	- (m)
Sell	Goldman Sachs International	ZAR	5,658	1/14	13		-	13

					$792		$(2,065)	$(1,273)

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

EUR — Euro

GBP — British Pound

MXN — Mexican New Peso

RUB — Russian Ruble

ZAR — South African Rand

(i)	Written options outstanding on December 31, 2013

Description	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount (000’s)	Value (000’s)
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs	3-Month USD LIBOR	Receive	1.30%	3/14	4,600	$- (m)
Put - OTC 5-Year Interest Rate Swap	Goldman Sachs	3-Month USD LIBOR	Receive	1.90%	3/14	4,600	(35)
Put - OTC 2-Year Interest Rate Swap	Goldman Sachs	3-Month USD LIBOR	Receive	2.00%	3/14	12,100	(22)

(Premium Received $41)							$(57)

OTC — Over-the-Counter

Options on exchange traded futures contracts on December 31, 2013

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Value (000’s)
Put - CME 90 Day Euro $ Commodity	Bank of America Securities, Inc.	99.375	3/14	26	$(13)

(Premium Received $10)					$(13)

CME — Chicago Mercantile Exchange

(j)	Swap agreements outstanding as of December 31, 2013

Interest Rate Swaps

Floating Rate Index	Counterparty	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Currency	Upfront Premium Paid/ (Received) (000’s)	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
Australian 6 Month Bank Bill	Citibank N.A.	Pay	3.50%	3/18	AUD	3	7,900	$(14)

								$(14)

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	157

Multi-Sector Bond Portfolio

Credit Default Swaps on Corporate or Sovereign Issues

Reference Entity	Counterparty	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Currency	Implied Credit Spead	Upfront Premium Paid/ (Received) (000’s)	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
Alcoa, Inc., 5.72%, 2/23/19	BNP Paribas SA	Sell	1.00%	6/21	USD	2.520%	(22)	300	$(7)
Ardagh Packaging Finance, 9.25%, 10/15/20	Barclays Bank PLC	Sell	5.00%	9/17	EUR	2.552%	(16)	200	40
Berkshire Hathaway Finance Corp., 2.45%, 12/15/15	Barclays Bank PLC	Sell	1.00%	3/18	USD	0.554%	(2)	700	15
BP Capital Markets America, 4.20%, 6/15/2018	Goldman Sachs International	Sell	1.00%	9/17	USD	0.265%	8	1,100	23
Dell, Inc., 7.10%, 4/15/28	BNP Paribas SA	Sell	1.00%	12/18	USD	3.525%	(25)	200	2
Dell, Inc., 7.10%, 4/15/28	JPMorgan Chase Bank, N.A.	Sell	1.00%	9/18	USD	3.327%	(119)	1,000	19
Excelon Generation Co. LLC, 6.20%, 10/1/17	JPMorgan Chase Bank, N.A.	Sell	1.00%	6/17	USD	0.807%	(35)	700	40
Federal Republic of Brazil, 12.25%, 3/6/30	Barclays Bank PLC	Sell	1.00%	6/18	USD	1.716%	(6)	400	(6)
Federal Republic of Brazil, 12.25%, 3/6/30	Barclays Bank PLC	Sell	1.00%	9/21	USD	2.262%	(41)	1,200	(59)
Federal Republic of Brazil, 12.25%, 3/6/30	BNP Paribas SA	Sell	1.00%	6/18	USD	1.716%	(9)	800	(15)
Federal Republic of Brazil, 12.25%, 3/6/30	Citibank N.A.	Sell	1.00%	9/17	USD	1.532%	(34)	2,000	(4)
Federal Republic of Brazil, 12.25%, 3/6/30	Citibank N.A.	Sell	1.00%	9/21	USD	2.262%	(10)	300	(15)
Federal Republic of Brazil, 12.25%, 3/6/30	Citigroup Global Markets, Inc.	Sell	1.00%	6/18	USD	1.716%	(14)	1,100	(20)
Federal Republic of Brazil, 12.25%, 3/6/30	Goldman Sachs International	Sell	1.00%	9/17	USD	1.532%	(1)	80	(1)
Federal Republic of Brazil, 12.25%, 3/6/30	Goldman Sachs International	Sell	1.00%	9/21	USD	2.262%	(14)	400	(19)
Federal Republic of Brazil, 12.25%, 3/6/30	Goldman Sachs International	Sell	1.00%	6/18	USD	1.716%	(18)	1,100	(16)
Federal Republic of Brazil, 12.25%, 3/6/30	HSBC Bank USA	Sell	1.00%	6/17	USD	1.471%	(2)	200	(1)
Federal Republic of Brazil, 12.25%, 3/6/30	HSBC Bank USA	Sell	1.00%	6/18	USD	1.716%	(28)	2,300	(41)
Federal Republic of Brazil, 12.25%, 3/6/30	HSBC Bank USA	Sell	1.00%	9/22	USD	2.332%	(70)	1,200	(45)
Federal Republic of Brazil, 12.25%, 3/6/30	Morgan Stanley Capital Services LLC	Sell	1.00%	3/17	USD	1.399%	(12)	1,100	(1)
Federal Republic of Brazil, 12.25%, 3/6/30	Morgan Stanley Capital Services LLC	Sell	1.00%	6/18	USD	1.716%	(15)	900	(12)
Fiat Finance North America, Inc., 5.63%, 6/12/17	Barclays Bank PLC	Sell	5.00%	3/18	EUR	2.687%	(4)	200	30
Frontier Communications, 5.00%, 9/20/17	Goldman Sachs International	Sell	5.00%	9/17	USD	2.022%	(2)	125	16
Heidelbergcement Finance BV, 5.625%, 1/4/2018	Goldman Sachs International	Sell	5.00%	12/18	EUR	1.617%	38	200	7
Italian Government International Bond, 6.875%, 9/27/23	HSBC Bank USA	Sell	1.00%	12/18	USD	1.621%	(63)	1,400	23

The Accompanying Notes are an Integral Part of the Financial Statements.

158	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

Reference Entity	Counterparty	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Currency	Implied Credit Spead	Upfront Premium Paid/ (Received) (000’s)	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
Italian Government International Bond, 6.875%, 9/27/23	Morgan Stanley Capital Services LLC	Sell	1.00%	12/18	USD	1.621%	(160)	2,500	$88
Italian Government International Bond, 6.875%, 9/27/23	Citigroup Global Markets, Inc.	Sell	1.00%	12/18	USD	1.621%	(181)	2,800	101
Metlife, Inc., 4.75%, 2/8/21	Citibank N.A.	Sell	1.00%	12/17	USD	0.567%	(11)	300	16
Pacific Gas & Electric, 4.80%, 3/1/14	Goldman Sachs International	Sell	1.00%	9/17	USD	0.400%	(1)	400	10
Petrobras Intlernational Finance Co., 8.375%, 12/10/18	Morgan Stanley Capital Services LLC	Sell	1.00%	9/15	USD	1.554%	(2)	200	1
Renault SA, 5.625%, 3/22/17	Citigroup Global Markets, Inc.	Sell	1.00%	12/18	EUR	1.322%	(39)	600	26
Renault SA, 5.625%, 3/22/17	Goldman Sachs International	Sell	1.00%	12/18	EUR	1.322%	(12)	200	8
Republic of Indonesia, 6.875%, 9/27/23	Citigroup Global Markets, Inc.	Sell	1.00%	12/18	USD	2.251%	(5)	120	(2)
Republic of Peru, 8.75%,11/21/33	Barclays Bank PLC	Sell	1.00%	3/23	USD	1.699%	(27)	1,100	(32)
Republic of South Africa, 6.50%, 6/2/14	BNP Paribas SA	Sell	1.00%	9/17	USD	1.642%	(1)	120	(1)
Republic of South Africa, 6.50%, 6/2/14	HSBC Bank USA	Sell	1.00%	6/17	USD	1.572%	(4)	200	— (m)
Republic of Venezuela, 9.25%, 9/15/27	HSBC Bank USA	Sell	5.00%	6/17	USD	11.802%	(15)	200	(21)
Republic of Venezuela, 9.25%, 9/15/27	HSBC Bank USA	Sell	5.00%	9/17	USD	11.764%	(14)	120	(9)
Royal Bank of Scotland Plc, 0.334%, 12/6/20	Goldman Sachs International	Sell	1.00%	3/18	USD	0.916%	(3)	100	3
Russia Government International Bond, 7.50%, 3/31/2030	JPMorgan Chase Bank, N.A.	Sell	1.00%	12/18	USD	1.597%	(58)	2,300	(6)
Russia Government International Bond, 7.50%, 3/31/2030	Goldman Sachs International	Sell	1.00%	3/23	USD	2.105%	(85)	1,300	(24)
Russia Government International Bond, 7.50%, 3/31/2030	HSBC Bank USA	Sell	1.00%	9/17	USD	1.296%	(5)	200	3
Russia Government International Bond, 7.50%, 3/31/2030	Morgan Stanley Capital Services LLC	Sell	1.00%	3/17	USD	1.172%	(200)	5,700	171
Russia Government International Bond, 7.50%, 3/31/2030	HSBC Bank USA	Sell	1.00%	6/17	USD	1.239%	(10)	300	8
SLM Corp., 6.25%, 1/25/16	Citibank N.A.	Sell	5.00%	6/17	USD	1.680%	(2)	200	24
Spain Goverment Bond, 5.50%, 7/30/17	Morgan Stanley Capital Services LLC	Sell	1.00%	12/18	USD	1.490%	(59)	1,000	36
Spain Government Bond, 5.50%, 7/30/17	Barclays Bank PLC	Sell	1.00%	12/18	USD	1.490%	(47)	800	29
Spain Government Bond, 5.50%, 7/30/17	Barclays Bank PLC	Sell	1.00%	12/18	USD	1.490%	(129)	2,200	79
(n)Valeant Pharmaceuticals, 6.875%, 12/1/18	Goldman Sachs International	Sell	5.00%	6/16	USD	1.090%	(2)	200	22
Volkswagen Intlernational Finance NV, 5.375%, 5/22/18	Citibank N.A.	Sell	1.00%	9/17	EUR	0.262%	(6)	300	18

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	159

Multi-Sector Bond Portfolio

Reference Entity	Counterparty	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Currency	Implied Credit Spead	Upfront Premium Paid/ (Received) (000’s)	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
Volkswagen Intlernational Finance NV, 5.375%, 5/22/18	Citibank N.A.	Sell	1.00%	3/18	EUR	0.318%	2	300	$9

									$510

Credit Default Swaps on Credit Indices

Reference Entity	Counterparty	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Currency	Implied Credit Spead	Upfront Premium Paid/ (Received) (000’s)	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
Markit CDX Emerging Markets Index, Series 17	Morgan Stanley Capital Services LLC	Sell	5.00%	6/17	USD	2.752%	69	1,235	$24
Markit CDX Emerging Markets Index, Series 18	Barclays Bank PLC	Sell	5.00%	12/17	USD	2.784%	49	500	(7)
Markit CDX Emerging Markets Index, Series 18	HSBC Bank USA	Sell	5.00%	12/17	USD	2.762%	69	635	(15)
Markit CDX Emerging Markets Index, Series 19	HSBC Bank USA	Sell	5.00%	6/18	USD	2.849%	125	1,600	18
Markit CDX Emerging Markets Index, Series 20	Barclays Bank PLC	Sell	5.00%	12/18	USD	2.734%	600	5,600	(23)
Markit CDX Emerging Markets Index, Series 20	JPMorgan Chase Bank, N.A.	Sell	5.00%	12/18	USD	2.734%	100	1,000	3
Markit CDX Emerging Markets Index, Series 20	Goldman Sachs International	Sell	5.00%	12/18	USD	2.734%	50	500	1
Markit CDX Emerging Markets Index, Series 20	HSBC Bank USA	Sell	5.00%	12/18	USD	2.734%	129	1,300	5

									$6

Centrally Cleared Interest Rate Swaps

Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Currency	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
6 -Month GBP LIBOR	Receive	3.00%	3/24	GBP	4,600	$160
6 -Month JPY LIBOR	Receive	1.00%	9/23	JPY	1,120,000	90
6 -Month EUR LIBOR	Receive	2.75%	3/44	EUR	3,700	56
6 -Month Australian Bank Bill	Pay	4.00%	6/19	AUD	23,900	(20)

						$286

Centrally Cleared Credit Default Swap on Credit Indices

Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Currency	Implied Credit Spead	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
Markit CDX Emerging Markets Index, Series 19	Sell	5.00%	6/18	USD	1.088%	4,200	$(131)
Markit CDX Emerging Markets Index, Series 20	Sell	5.00%	12/18	USD	1.102%	9,000	(63)

							$(194)

(k)	Cash in the amount of $3,709 (in thousands) and securities with an aggregate value of $52,603 (in thousands) have been pledged as collateral for written options, options on over-the-counter swaps, and outstanding swap contracts on December 31, 2013

(m)	Amount is less than one thousand.

(n)	Security valued in good faith by the Board of Directors.

The Accompanying Notes are an Integral Part of the Financial Statements.

160	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2013. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Bank Loan Obligations	$-	$7,856	$-
US Government & Agency Bonds	-	9,030	-
Foreign Bonds	-	112,462	-
Municipal Bonds	-	10,696	-
Corporate Bonds	-	261,430	884
Structured Products	-	26,197	403
Short-Term Investments	-	17,893	-
Other Financial Instruments^
Forward Currency Contracts	-	792	-
Interest Rate Swaps	-	306	-
Credit Default Swaps	-	896	22
Total Assets	$-	$447,558	$1,309
Liabilities:
Other Financial Instruments^
Futures	$(1,322)	$-	$-
Forward Currency Contracts	-	(2,065)	-
Interest Rate Swaps	-	(34)	-
Credit Default Swaps	-	(596)	-
Written Options	-	(70)	-
Total Liabilities	$(1,322)	$(2,765)	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	161

Balanced Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation.	Invest in the stock, bond and money market sectors, attempting to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions.	$2.4 billion

Portfolio Overview

Mason Street Advisors, LLC is the investment adviser for the Balanced Portfolio (the “Portfolio”). The Portfolio seeks to achieve its objective by investing in the stock, bond and money market sectors. The Portfolio is tactically and strategically managed to capitalize on changing financial markets and economic conditions following a flexible policy of allocating assets across the three market sectors. The Portfolio operates as a “fund of funds” to gain the Portfolio’s equity exposure by investing in one or more of the equity and international portfolios of Northwestern Mutual Series Fund, Inc. (each an “Underlying Portfolio”). The Portfolio’s fixed income or debt exposure will generally consist primarily of investment grade debt securities with maturities exceeding one year, although the Portfolio may invest up to 20% of its total net assets in non-investment grade debt securities (often called “junk bonds”). Under normal market conditions, the Portfolio’s equity exposure will typically range between 35% and 55% of assets.

Market Overview

The equity markets posted strong gains during 2013, outpacing the growth of corporate profits. Slow economic growth and mild inflation prompted the U.S. Federal Reserve (the “Fed”) to continue its bond purchasing program during 2013, although Fed policy contributed to uncertainty during the second half of the year. In May, the Fed discussed reducing bond purchases, which led to several months of volatility across the globe. In September, the Fed surprised investors by announcing the continuation of its bond purchasing. Markets rallied on the news, while improving economic growth late in the year increased investors’ optimism. In that environment, small cap stocks led the market, followed by shares of mid and large sized companies. For the year, returns for the S&P 500®, MidCap 400® and SmallCap 600® Indices were 32.39%, 33.50% and 41.31%, respectively.

The broad bond market, as measured by the Barclays® U.S. Aggregate Index, posted a negative return during 2013, as rising interest rates and volatility weighed on annual returns. Slow economic growth and low inflation drove interest rates lower during the first half of the year, while uncertainty about monetary policy led to bond market volatility during the second half of the year.

Portfolio Results

The Portfolio returned 12.08% for the twelve months ended December 31, 2013, trailing the 32.39% return of the broad stock market, as measured by the S&P 500® Index. The Portfolio also trailed the Balanced Portfolio Blended Composite Benchmark return of 13.51%. (The benchmark weights are detailed in the “Benchmark Definitions” section of this annual report.) The Mixed-Asset Target Allocation Moderate Funds peer group had an average return of 14.27% in 2013, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

The equity portion of the Portfolio drove the Portfolio’s positive absolute return in 2013. In terms of relative performance, both security selection and asset allocation effects detracted from performance. Security selection in the domestic equity allocation was the largest drag on relative performance this year, as meaningful underperformance from the small cap and mid cap segments of the Portfolio weighed on relative results.

Asset allocation decisions also detracted from the Portfolio’s relative results due to somewhat conservative positioning, expressed by a modest underweight to equities and overweight to fixed income for most of the year. Nevertheless, an overweight allocation to the emerging markets segment of the Portfolio during the second half of the year helped relative performance.

During the period, equity futures contracts and fixed income futures contracts were used for cash management purposes. Fixed income futures (various Treasury contracts) were also used as a tool in managing the Portfolio’s duration and yield curve exposure. The Portfolio’s use of derivatives did not have a significant effect on the Portfolio’s relative results during 2013.

Portfolio Manager Outlook

We are taking a cautious view heading into 2014. In 2013, the rapid advance of the stock market outpaced the speed of earnings growth, which made stocks more expensive than they were at the beginning of the year. Investors’ expectations for earnings and economic growth are also elevated, which could lead to disappointment. For fixed income, we believe that interest rates are likely to continue to rise during 2014, which would be a negative backdrop for the bond market. We believe there are risks that cloud the economic outlook, including uncertainty around the Fed’s pace for withdrawing its unprecedented economic stimulus program and the economy’s ability to grow without the Fed’s support. While the improving labor market and the potential for stability in fiscal policy may help stabilize the economy, the economic outcomes from shifting monetary policy are highly uncertain, which could lead to a volatile market environment.

162	Balanced Portfolio

Balanced Portfolio (unaudited)

As such, we will start 2014 with a slight underweight to U.S. equity markets. We also anticipate holding a larger relative position in emerging market and developed market foreign equities, as the relative valuations of those markets are more attractive to us than they have been in the recent past.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2013
	1 Year	5 Years	10 Years
Balanced Portfolio	12.08%	11.29%	5.62%
S&P 500® Index	32.39%	17.94%	7.40%
Barclays® U.S. Aggregate Index	-2.02%	4.44%	4.55%
Balanced Portfolio Blended Composite Benchmark	13.51%	12.00%	6.79%
Lipper® Variable Insurance Products (VIP) Mixed Asset Target Allocation Moderate Funds Average	14.27%	12.12%	6.16%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/03. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small cap stocks also may carry additional risk. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both volatile and more speculative. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds.

Currently, interest rates are at unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

The Portfolio may obtain its exposure to domestic and foreign equity securities by investing in other Series Fund portfolios (Underlying Portfolios). Each of the Underlying Portfolios has its own investment risks, and the Portfolio is indirectly exposed to all the risks of the Underlying Portfolios in which it invests, including that risk that an Underlying Portfolio will not perform as expected. To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio, it will be particularly sensitive to the risks associated with that Underlying Portfolio may have a significant effect on the Portfolio’s net asset value. The Portfolio will bear a pro rata share of the Underlying Portfolio’s expenses.

The Portfolio may use derivative instruments to gain exposure to certain markets, sectors or regions as alternatives to direct investments, to adjust the Portfolio duration, to provide increased flexibility in asset allocation, to earn income and to otherwise seek to enhance returns or to hedge foreign currency exposure. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those investments.

Balanced Portfolio	163

Balanced Portfolio (unaudited)

Top 5 Equity Holdings 12/31/13

Security Description	% of Net Assets
Northwestern Mutual Series Fund, Inc., Research International Core Portfolio	6.7%
Northwestern Mutual Series Fund, Inc., Growth Stock Portfolio	6.2%
Northwestern Mutual Series Fund, Inc., Mid Cap Growth Stock Portfolio	4.0%
Northwestern Mutual Series Fund, Inc., Mid Cap Value Portfolio	4.0%
Northwestern Mutual Series Fund, Inc., Focused Appreciation Portfolio	3.1%

Top 5 Fixed Income Holdings 12/31/13

Security Description	% of Net Assets
US Treasury, Various	11.5%
Federal Home Loan Mortgage Corp., Various	6.2%
Federal National Mortgage Association, Various	3.9%
Israel Government AID Bond, Various	0.9%
Toyota Motor Credit Corp., Various	0.5%

Sector Allocation 12/31/13

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

The Investment Grade Segment includes bonds of companies and governments headquarteed outside the United States.

164	Balanced Portfolio

Balanced Portfolio

Schedule of Investments

December 31, 2013

	Domestic Common Stocks and Warrants (0.0%)	Shares/ $ Par	Value $ (000’s)

	Materials (0.0%)
(n)*	NewPage Group, Inc.	700	65

	Total		65

	Metals & Mining (0.0%)
(n)*	Patriot Coal Corp. - Class A	189	1
(n)*	Patriot Coal Corp. Warrants	3,323	8

	Total		9

	Total Domestic Common Stocks and Warrants
	(Cost: $80)		74

	Preferred Stocks (0.1%)
	Energy (0.0%)
	SandRidge Energy, Inc., 8.50%, 12/31/49	3,000	323

	Total		323

	Financials (0.1%)
	Ally Financial, Inc, 7.00%, 12/31/49 144A	357	341
	Ally Financial, Inc., 8.50%, 12/31/49	31,671	851
	GMAC Capital Trust I, 8.125%, 2/15/40	11,788	315

	Total		1,507

	Materials (0.0%)
	Thompson Creek Metals Co., 6.50%, 5/12/15	10,535	137

	Total		137

	Telecommunications (0.0%)
*	Crown Castle International Corp., 4.50%, 11/1/16	735	74

	Total		74

	Total Preferred Stocks
	(Cost: $1,963)		2,041

	Investment Grade Segment (10.6%)

	Aerospace & Defense (0.1%)
	BAE Systems Holdings, Inc., 6.375%, 6/1/19 144A	180,000	208
	Boeing Capital Corp., 2.125%, 8/15/16	460,000	475
	General Dynamics Corp., 2.25%, 11/15/22	560,000	503
	L-3 Communications Corp., 4.75%, 7/15/20	205,000	213
	L-3 Communications Corp., 4.95%, 2/15/21	850,000	889

Investment Grade Segment (10.6%)	Shares/ $ Par	Value $ (000’s)

Aerospace & Defense continued
L-3 Communications Corp., 5.20%, 10/15/19	635,000	686
Lockheed Martin Corp., 3.35%, 9/15/21	175,000	174

Total		3,148

Autos & Vehicle Parts (0.3%)
American Honda Finance Corp., 2.125%, 2/28/17 144A	980,000	991
American Honda Finance Corp., 2.125%, 10/10/18	710,000	707
Daimler Finance North America LLC, 2.375%, 8/1/18 144A	140,000	140
Daimler Finance North America LLC, 2.625%, 9/15/16 144A	45,000	47
Daimler Finance North America LLC, 3.00%, 3/28/16 144A	530,000	550
Ford Motor Co., 7.45%, 7/16/31	780,000	955
Ford Motor Credit Co. LLC, 2.375%, 1/16/18	480,000	485
Ford Motor Credit Co. LLC, 5.75%, 2/1/21	700,000	784
PACCAR, Inc., 6.875%, 2/15/14	80,000	81
Toyota Motor Credit Corp., 1.75%, 5/22/17	1,085,000	1,090
Toyota Motor Credit Corp., 3.30%, 1/12/22	1,025,000	1,025
Volkswagen International Finance NV, 2.875%, 4/1/16 144A	730,000	759

Total		7,614

Banking (1.8%)
American Express Co., 6.15%, 8/28/17	590,000	681
American Express Credit Corp., 1.30%, 7/29/16	305,000	307
Bank of America Corp., 2.60%, 1/15/19	610,000	613
Bank of America Corp., 3.30%, 1/11/23	670,000	634
Bank of America Corp., 3.625%, 3/17/16	365,000	384
Bank of America Corp., 3.75%, 7/12/16	155,000	165
Bank of America Corp., 5.75%, 12/1/17	870,000	990
Bank of Montreal, 2.55%, 11/6/22	570,000	521
The Bank of New York Mellon Corp., 3.55%, 9/23/21	1,225,000	1,253
Barclays Bank PLC, 5.00%, 9/22/16	100,000	110
BNP Paribas SA, 2.40%, 12/12/18	1,400,000	1,401
Citigroup, Inc., 3.50%, 5/15/23	1,405,000	1,309
Citigroup, Inc., 3.953%, 6/15/16	2,955,000	3,144
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.875%, 2/8/22	225,000	226
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 4.50%, 1/11/21	180,000	191
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 5.75%, 12/1/43	905,000	959
Deutsche Bank AG, 4.296%, 5/24/28	840,000	760
Fifth Third Bank, 4.75%, 2/1/15	740,000	771
The Goldman Sachs Group, Inc., 2.90%, 7/19/18	1,405,000	1,430
The Goldman Sachs Group, Inc., 5.95%, 1/18/18	1,170,000	1,330
The Goldman Sachs Group, Inc., 6.15%, 4/1/18	835,000	957
HSBC Holdings PLC, 5.10%, 4/5/21	590,000	656
JPMorgan Chase & Co., 3.15%, 7/5/16	3,735,000	3,916
JPMorgan Chase & Co., 3.20%, 1/25/23	705,000	668

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	165

Balanced Portfolio

Investment Grade Segment (10.6%)	Shares/ $ Par	Value $ (000’s)

Banking continued
JPMorgan Chase & Co., 5.625%, 8/16/43	890,000	941
JPMorgan Chase & Co., 6.00%, 1/15/18	540,000	622
Merrill Lynch & Co., Inc., 6.40%, 8/28/17	2,185,000	2,519
Morgan Stanley, 3.75%, 2/25/23	1,530,000	1,489
Morgan Stanley, 4.10%, 5/22/23	340,000	329
Morgan Stanley, 4.75%, 3/22/17	395,000	431
Morgan Stanley, 5.00%, 11/24/25	1,420,000	1,424
Nordea Bank AB, 4.875%, 1/27/20 144A	320,000	350
Northern Trust Corp., 3.95%, 10/30/25	260,000	253
PNC Bank NA, 2.95%, 1/30/23	720,000	663
PNC Bank NA, 3.80%, 7/25/23	705,000	684
PNC Bank NA, 4.20%, 11/1/25	250,000	245
Royal Bank of Canada, 1.45%, 9/9/16	720,000	730
Royal Bank of Canada, 2.20%, 7/27/18	705,000	708
The Royal Bank of Scotland PLC, 5.625%, 8/24/20	375,000	420
Standard Chartered PLC, 3.20%, 5/12/16 144A	655,000	684
Standard Chartered PLC, 5.20%, 1/26/24 144A	740,000	739
State Street Corp., 2.875%, 3/7/16	390,000	406
SunTrust Bank/Atlanta GA, 2.75%, 5/1/23	485,000	440
SunTrust Banks, Inc., 6.00%, 9/11/17	405,000	459
The Toronto-Dominion Bank, 2.625%, 9/10/18	725,000	739
U.S. Bancorp, 3.442%, 2/1/16	700,000	730
Wachovia Corp., 5.75%, 2/1/18	215,000	248
Wells Fargo & Co., 1.50%, 1/16/18	1,115,000	1,108
Wells Fargo & Co., 3.45%, 2/13/23	525,000	496
Wells Fargo & Co., 4.60%, 4/1/21	715,000	784
Wells Fargo & Co., 7.98%, 3/29/49	255,000	284

Total		42,301

Basic Materials (0.1%)
Georgia-Pacific LLC, 5.40%, 11/1/20 144A	890,000	994
Georgia-Pacific LLC, 7.75%, 11/15/29	50,000	63
Northwestern University, 4.643%, 12/1/44	285,000	281

Total		1,338

Capital Goods (0.1%)
Caterpillar Financial Services Corp., 1.625%, 6/1/17	510,000	513
Caterpillar Financial Services Corp., 2.45%, 9/6/18	710,000	720
John Deere Capital Corp., 0.70%, 9/4/15	560,000	562
John Deere Capital Corp., 1.20%, 10/10/17	380,000	371
John Deere Capital Corp., 2.25%, 4/17/19	430,000	429
John Deere Capital Corp., 2.80%, 1/27/23	580,000	542

Total		3,137

Chemicals (0.1%)
Eastman Chemical Co., 7.25%, 1/15/24	85,000	98
LyondellBasell Industries NV, 5.00%, 4/15/19	260,000	289
LyondellBasell Industries NV, 6.00%, 11/15/21	260,000	299
Monsanto Co., 5.125%, 4/15/18	55,000	62
The Mosaic Co., 4.25%, 11/15/23	305,000	301
The Mosaic Co., 5.45%, 11/15/33	535,000	545
The Mosaic Co., 5.625%, 11/15/43	260,000	264
Praxair, Inc., 3.55%, 11/7/42	710,000	576

Total		2,434

Investment Grade Segment (10.6%)	Shares/ $ Par	Value $ (000’s)

Conglomerate & Diversified Manufacturing (0.1%)
Eaton Corp., 2.75%, 11/2/22	1,685,000	1,572
Ingersoll-Rand Global Holding Co., Ltd., 2.875%, 1/15/19 144A	165,000	163
Ingersoll-Rand Global Holding Co., Ltd., 4.25%, 6/15/23 144A	180,000	176
Roper Industries, Inc., 3.125%, 11/15/22	615,000	564
United Technologies Corp., 3.10%, 6/1/22	390,000	381
United Technologies Corp., 4.50%, 6/1/42	470,000	456

Total		3,312

Consumer Products & Retailing (0.8%)
AutoNation, Inc., 5.50%, 2/1/20	165,000	177
Colgate-Palmolive Co., 2.10%, 5/1/23	835,000	736
Costco Wholesale Corp., 1.70%, 12/15/19	1,385,000	1,334
CVS Caremark Corp., 5.30%, 12/5/43	190,000	196
CVS Caremark Corp., 6.25%, 6/1/27	715,000	831
CVS Pass-Through Trust, 6.036%, 12/10/28	497,313	547
Delhaize Group SA, 4.125%, 4/10/19	710,000	730
Delhaize Group SA, 5.70%, 10/1/40	635,000	602
The Gap, Inc., 5.95%, 4/12/21	640,000	707
The Home Depot, Inc., 2.25%, 9/10/18	1,240,000	1,257
The Home Depot, Inc., 3.75%, 2/15/24	530,000	528
The Home Depot, Inc., 4.40%, 4/1/21	205,000	221
The Home Depot, Inc., 5.40%, 3/1/16	175,000	192
The Home Depot, Inc., 5.875%, 12/16/36	70,000	81
Lowe’s Cos., Inc., 3.80%, 11/15/21	125,000	129
Lowe’s Cos., Inc., 3.875%, 9/15/23	720,000	724
Macy’s Retail Holdings, Inc., 4.375%, 9/1/23	355,000	356
McDonald’s Corp., 3.625%, 5/20/21	710,000	734
NIKE, Inc., 3.625%, 5/1/43	635,000	533
Nordstrom, Inc., 5.00%, 1/15/44 144A	710,000	702
Nordstrom, Inc., 6.25%, 1/15/18	225,000	260
Nordstrom, Inc., 7.00%, 1/15/38	265,000	340
The Procter & Gamble Co., 2.30%, 2/6/22	900,000	844
The Procter & Gamble Co., 5.55%, 3/5/37	645,000	737
Reckitt Benckiser Treasury Services PLC, 2.125%, 9/21/18 144A	565,000	562
Target Corp., 6.50%, 10/15/37	470,000	557
TJX Cos., Inc., 2.50%, 5/15/23	380,000	344
Unilever Capital Corp., 2.20%, 3/6/19	1,065,000	1,064
Wal-Mart Stores, Inc., 1.95%, 12/15/18	360,000	359
Wal-Mart Stores, Inc., 2.80%, 4/15/16	300,000	314
Wal-Mart Stores, Inc., 3.25%, 10/25/20	480,000	490
Wal-Mart Stores, Inc., 3.625%, 7/8/20	250,000	262
Wal-Mart Stores, Inc., 4.875%, 7/8/40	415,000	423

Total		17,873

Electric Utilities (1.2%)
Alabama Power Co., 3.95%, 6/1/21	780,000	795
Ameren Corp., 8.875%, 5/15/14	300,000	309
Appalachian Power Co., 4.60%, 3/30/21	390,000	418
Arizona Public Service Co., 5.05%, 9/1/41	355,000	364
Arizona Public Service Co., 8.75%, 3/1/19	95,000	121
Bruce Mansfield Unit, 6.85%, 6/1/34	444,144	469
Carolina Power & Light Co., 2.80%, 5/15/22	535,000	510
Carolina Power & Light Co., 4.10%, 3/15/43	1,035,000	955
Carolina Power & Light Co., 5.15%, 4/1/15	420,000	444
CenterPoint Energy, Inc., 6.50%, 5/1/18	380,000	443
Commonwealth Edison Co., 4.00%, 8/1/20	410,000	435
Commonwealth Edison Co., 5.875%, 2/1/33	115,000	130

The Accompanying Notes are an Integral Part of the Financial Statements.

166	Balanced Portfolio

Balanced Portfolio

Investment Grade Segment (10.6%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
Commonwealth Edison Co., 6.15%, 9/15/17	105,000	121
Connecticut Light & Power Co., 5.65%, 5/1/18	150,000	171
Consumers Energy Co., 3.375%, 8/15/23	225,000	219
The Dayton Power & Light Co., 1.875%, 9/15/16 144A	675,000	681
The Detroit Edison Co., 3.45%, 10/1/20	410,000	420
Dominion Resources, Inc., 1.40%, 9/15/17	705,000	692
DTE Energy Co., 6.375%, 4/15/33	175,000	199
Duke Energy Corp., 6.25%, 6/15/18	40,000	46
Duke Energy Indiana, Inc., 3.75%, 7/15/20	775,000	803
Duke Energy Ohio, Inc., 3.80%, 9/1/23	130,000	130
Entergy Corp., 5.125%, 9/15/20	420,000	444
Entergy Mississippi, Inc., 6.25%, 4/1/34	1,030,000	1,040
Exelon Generation Co. LLC, 4.25%, 6/15/22	705,000	676
Exelon Generation Co. LLC, 6.20%, 10/1/17	535,000	605
Jersey Central Power & Light Co., 4.70%, 4/1/24 144A	500,000	495
MidAmerican Energy Co., 2.40%, 3/15/19	725,000	730
Mississippi Power Co., 4.75%, 10/15/41	595,000	544
Monongahela Power Co., 5.40%, 12/15/43 144A	360,000	374
Nevada Power Co., 5.95%, 3/15/16	60,000	66
NextEra Energy Capital Holdings, Inc., 4.50%, 6/1/21	800,000	825
Northeast Utilities, 2.80%, 5/1/23	505,000	462
Northern States Power Co./MN, 2.60%, 5/15/23	700,000	643
NSTAR LLC, 4.50%, 11/15/19	40,000	43
NV Energy, Inc., 6.25%, 11/15/20	340,000	394
Ohio Edison Co., 6.875%, 7/15/36	145,000	170
Ohio Power Co., 5.375%, 10/1/21	375,000	418
Pacific Gas & Electric Co., 3.50%, 10/1/20	1,175,000	1,196
Pacific Gas & Electric Co., 3.85%, 11/15/23	190,000	189
Pacific Gas & Electric Co., 5.125%, 11/15/43	395,000	408
Pacific Gas & Electric Co., 5.625%, 11/30/17	225,000	255
PacifiCorp., 3.85%, 6/15/21	780,000	808
Peco Energy Co., 1.20%, 10/15/16	725,000	727
Peco Energy Co., 2.375%, 9/15/22	440,000	400
Potomac Electric Power Co., 6.50%, 11/15/37	180,000	223
PPL Capital Funding, Inc., 4.20%, 6/15/22	380,000	379
PPL Capital Funding, Inc., 4.70%, 6/1/43	525,000	473
PPL Energy Supply LLC, 6.50%, 5/1/18	150,000	167
Public Service Co. of Colorado, 2.50%, 3/15/23	345,000	314
Public Service Co. of Colorado, 3.20%, 11/15/20	520,000	523
Public Service Co. of New Mexico, 5.35%, 10/1/21	405,000	433
Public Service Electric & Gas Co., 2.30%, 9/15/18	725,000	731
Public Service Electric & Gas Co., 3.65%, 9/1/42	300,000	253
Puget Sound Energy, Inc., 6.274%, 3/15/37	550,000	654
San Diego Gas & Electric Co., 3.60%, 9/1/23	500,000	500
San Diego Gas & Electric Co., 6.125%, 9/15/37	200,000	239

Investment Grade Segment (10.6%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
South Carolina Electric & Gas Co., 6.05%, 1/15/38	295,000	345
Southern California Edison Co., 3.50%, 10/1/23	630,000	617
Southern Electric Generating Co., 2.20%, 12/1/18 144A	610,000	599
Tampa Electric Co., 5.40%, 5/15/21	530,000	596
Union Electric Co., 3.90%, 9/15/42	405,000	355
Union Electric Co., 6.40%, 6/15/17	180,000	206
Union Electric Co., 6.70%, 2/1/19	180,000	216
Virginia Electric & Power Co., 3.45%, 9/1/22	680,000	677
Virginia Electric & Power Co., 5.40%, 4/30/18	55,000	62

Total		29,349

Energy (0.5%)
Anadarko Petroleum Corp., 6.20%, 3/15/40	710,000	785
Anadarko Petroleum Corp., 6.375%, 9/15/17	780,000	896
Apache Corp., 4.75%, 4/15/43	370,000	359
Canadian Natural Resources, Ltd., 5.70%, 5/15/17	391,000	439
Canadian Natural Resources, Ltd., 5.85%, 2/1/35	90,000	95
Canadian Natural Resources, Ltd., 6.45%, 6/30/33	335,000	379
ConocoPhillips, 6.00%, 1/15/20	1,175,000	1,378
Continental Resources, Inc., 4.50%, 4/15/23	1,065,000	1,080
Devon Energy Corp., 1.875%, 5/15/17	365,000	368
Devon Energy Corp., 3.25%, 5/15/22	555,000	529
Encana Corp., 3.90%, 11/15/21	475,000	472
Ensco PLC, 4.70%, 3/15/21	585,000	619
EOG Resources, Inc., 4.40%, 6/1/20	245,000	264
Marathon Oil Corp., 6.60%, 10/1/37	140,000	168
National Oilwell Varco, Inc., 1.35%, 12/1/17	120,000	118
National Oilwell Varco, Inc., 2.60%, 12/1/22	430,000	396
Noble Energy, Inc., 5.25%, 11/15/43	710,000	709
Noble Energy, Inc., 6.00%, 3/1/41	280,000	299
Occidental Petroleum Corp., 4.125%, 6/1/16	315,000	339
Petrohawk Energy Corp., 6.25%, 6/1/19	695,000	766
Sempra Energy, 2.30%, 4/1/17	635,000	643
Sempra Energy, 6.15%, 6/15/18	250,000	287
Talisman Energy, Inc., 3.75%, 2/1/21	700,000	678
Transocean, Inc., 6.375%, 12/15/21	590,000	663
Weatherford International, Ltd., 5.95%, 4/15/42	375,000	376

Total		13,105

Entertainment (0.1%)
Historic TW, Inc., 6.625%, 5/15/29	580,000	666
Historic TW, Inc., 6.875%, 6/15/18	195,000	232
Time Warner, Inc., 5.35%, 12/15/43	735,000	744
Viacom, Inc., 4.25%, 9/1/23	420,000	419
Viacom, Inc., 5.85%, 9/1/43	355,000	373

Total		2,434

Finance (0.2%)
General Electric Capital Corp., 3.10%, 1/9/23	905,000	859
General Electric Capital Corp., 5.625%, 5/1/18	1,735,000	1,992

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	167

Balanced Portfolio

Investment Grade Segment (10.6%)	Shares/ $ Par	Value $ (000’s)

Finance continued
General Electric Capital Corp./LJ VP Holdings LLC, 3.80%, 6/18/19 144A	950,000	995
The NASDAQ OMX Group, Inc., 5.55%, 1/15/20	25,000	27

Total		3,873

Food & Beverage (0.6%)
Anheuser-Busch Cos. LLC, 5.75%, 4/1/36	255,000	284
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22	985,000	911
Anheuser-Busch InBev Worldwide, Inc., 5.375%, 1/15/20	220,000	253
Anheuser-Busch InBev Worldwide, Inc., 8.20%, 1/15/39	1,020,000	1,492
Archer-Daniels-Midland Co., 4.479%, 3/1/21	230,000	242
Beam, Inc., 3.25%, 5/15/22	275,000	264
The Coca-Cola Co., 2.50%, 4/1/23	750,000	688
The Coca-Cola Co., 3.15%, 11/15/20	1,485,000	1,507
Coca-Cola Femsa, SAB de CV, 2.375%, 11/26/18	695,000	690
Coca-Cola Femsa, SAB de CV, 3.875%, 11/26/23	345,000	340
Coca-Cola Femsa, SAB de CV, 5.25%, 11/26/43	475,000	486
ConAgra Foods, Inc., 1.90%, 1/25/18	185,000	182
ConAgra Foods, Inc., 4.65%, 1/25/43	205,000	188
Diageo Capital PLC, 1.125%, 4/29/18	535,000	516
Diageo Capital PLC, 2.625%, 4/29/23	385,000	351
Diageo Capital PLC, 3.875%, 4/29/43	280,000	241
Dr. Pepper Snapple Group, Inc., 6.82%, 5/1/18	245,000	289
Heineken NV, 1.40%, 10/1/17 144A	270,000	265
Heineken NV, 2.75%, 4/1/23 144A	400,000	358
Kellogg Co., 3.25%, 5/21/18	235,000	244
Kraft Foods Group, Inc., 2.25%, 6/5/17	180,000	182
Kraft Foods Group, Inc., 5.375%, 2/10/20	230,000	260
Kraft Foods Group, Inc., 6.125%, 8/23/18	303,000	353
Mead Johnson Nutrition Co., 4.90%, 11/1/19	640,000	698
Mondelez International, Inc., 6.50%, 2/9/40	930,000	1,111
PepsiCo, Inc., 7.90%, 11/1/18	80,000	100
Pernod-Ricard SA, 5.75%, 4/7/21 144A	430,000	474
SABMiller Holdings, Inc., 3.75%, 1/15/22 144A	580,000	582
WM Wrigley Jr. Co., 1.40%, 10/21/16 144A	100,000	100
WM Wrigley Jr. Co., 2.00%, 10/20/17 144A	135,000	135
WM Wrigley Jr. Co., 2.40%, 10/21/18 144A	115,000	114
WM Wrigley Jr. Co., 2.90%, 10/21/19 144A	270,000	268
WM Wrigley Jr. Co., 3.375%, 10/21/20 144A	175,000	173

Total		14,341

Foreign Agencies (0.1%)
Pemex Project Funding Master Trust, 6.625%, 6/15/35	245,000	258
Statoil ASA, 2.45%, 1/17/23	1,035,000	943
Statoil ASA, 2.90%, 11/8/20	1,065,000	1,058

Total		2,259

Gaming/Leisure/Lodging (0.0%)
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 4.25%, 5/30/23 144A	535,000	502

Total		502

Investment Grade Segment (10.6%)	Shares/ $ Par	Value $ (000’s)

Healthcare (0.1%)
Express Scripts Holding Co., 2.65%, 2/15/17	330,000	340
Express Scripts Holding Co., 3.125%, 5/15/16	155,000	162
Express Scripts Holding Co., 3.50%, 11/15/16	560,000	592
Express Scripts Holding Co., 3.90%, 2/15/22	175,000	175
McKesson Corp., 2.85%, 3/15/23	235,000	213
Medco Health Solutions, Inc., 7.125%, 3/15/18	750,000	891
Thermo Fisher Scientific, Inc., 1.85%, 1/15/18	255,000	254
Thermo Fisher Scientific, Inc., 2.40%, 2/1/19	185,000	183
Thermo Fisher Scientific, Inc., 4.15%, 2/1/24	205,000	203
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	135,000	136

Total		3,149

Insurance (0.4%)
Aetna, Inc., 1.50%, 11/15/17	125,000	123
Aetna, Inc., 2.75%, 11/15/22	225,000	207
American International Group, Inc., 3.375%, 8/15/20	1,315,000	1,323
American International Group, Inc., 4.875%, 6/1/22	955,000	1,027
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22	705,000	676
Hartford Financial Services Group, Inc., 4.30%, 4/15/43	730,000	642
Marsh & McLennan Cos., Inc., 2.55%, 10/15/18	235,000	235
Marsh & McLennan Cos., Inc., 4.80%, 7/15/21	75,000	80
MassMutual Global Funding II, 2.30%, 9/28/15 144A	850,000	874
MetLife, Inc., 4.368%, 9/15/23	300,000	306
Metropolitan Life Global Funding I, 3.65%, 6/14/18 144A	720,000	759
New York Life Global Funding, 2.45%, 7/14/16 144A	780,000	807
Prudential Covered Trust 2012-1, 2.997%, 9/30/15 144A	1,245,260	1,284
Prudential Financial, Inc., 5.375%, 6/21/20	250,000	283
Prudential Financial, Inc., 5.70%, 12/14/36	170,000	183
UnitedHealth Group, Inc., 1.40%, 10/15/17	100,000	99
UnitedHealth Group, Inc., 2.75%, 2/15/23	120,000	110
UnitedHealth Group, Inc., 2.875%, 3/15/22	120,000	114
UnitedHealth Group, Inc., 3.95%, 10/15/42	50,000	42
UnitedHealth Group, Inc., 4.70%, 2/15/21	400,000	436
WellPoint, Inc., 3.125%, 5/15/22	55,000	52
WellPoint, Inc., 3.30%, 1/15/23	625,000	583
WellPoint, Inc., 3.70%, 8/15/21	25,000	25
WellPoint, Inc., 4.35%, 8/15/20	15,000	16

Total		10,286

Media (0.2%)
21st Century Fox America, Inc., 3.00%, 9/15/22	760,000	715
21st Century Fox America, Inc., 4.00%, 10/1/23 144A	145,000	143

The Accompanying Notes are an Integral Part of the Financial Statements.

168	Balanced Portfolio

Balanced Portfolio

Investment Grade Segment (10.6%)	Shares/ $ Par	Value $ (000’s)

Media continued
21st Century Fox America, Inc., 5.40%, 10/1/43 144A	240,000	243
21st Century Fox America, Inc., 6.90%, 8/15/39	120,000	143
Comcast Corp., 2.85%, 1/15/23	950,000	878
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.80%, 3/15/22	850,000	817
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 4.60%, 2/15/21	90,000	93
Discovery Communications LLC, 4.875%, 4/1/43	75,000	69
Discovery Communications LLC, 5.05%, 6/1/20	225,000	246
NBCUniversal Media LLC, 2.875%, 4/1/16	570,000	593
NBCUniversal Media LLC, 6.40%, 4/30/40	180,000	207

Total		4,147

Metals & Mining (0.3%)
Barrick North America Finance LLC, 4.40%, 5/30/21	265,000	255
Barrick North America Finance LLC, 6.80%, 9/15/18	370,000	425
BHP Billiton Finance USA, Ltd., 3.85%, 9/30/23	1,180,000	1,185
Freeport-McMoRan Copper & Gold, Inc., 5.45%, 3/15/43	975,000	933
Goldcorp, Inc., 3.70%, 3/15/23	110,000	98
Newmont Mining Corp., 3.50%, 3/15/22	185,000	158
Newmont Mining Corp., 6.25%, 10/1/39	146,000	129
Plains Exploration & Production Co., 6.125%, 6/15/19	690,000	755
Plains Exploration & Production Co., 6.50%, 11/15/20	225,000	249
Plains Exploration & Production Co., 6.75%, 2/1/22	395,000	435
Plains Exploration & Production Co., 6.875%, 2/15/23	315,000	351
Plains Exploration & Production Co., 7.625%, 4/1/20	255,000	282
Rio Tinto Finance USA, Ltd., 4.125%, 5/20/21	600,000	622
Rio Tinto Finance USA, Ltd., 9.00%, 5/1/19	200,000	261
Teck Resources, Ltd., 3.00%, 3/1/19	110,000	110

Total		6,248

Oil & Gas (0.4%)
BP Capital Markets PLC, 1.846%, 5/5/17	725,000	732
BP Capital Markets PLC, 2.50%, 11/6/22	1,200,000	1,093
BP Capital Markets PLC, 4.50%, 10/1/20	185,000	200
BP Capital Markets PLC, 4.75%, 3/10/19	1,320,000	1,471
Cenovus Energy, Inc., 4.45%, 9/15/42	700,000	630
Chevron Corp., 1.718%, 6/24/18	355,000	354
Chevron Corp., 2.427%, 6/24/20	170,000	165
Chevron Corp., 3.191%, 6/24/23	535,000	514
Husky Energy, Inc., 3.95%, 4/15/22	590,000	582
Husky Energy, Inc., 7.25%, 12/15/19	80,000	97
Shell International Finance BV, 1.90%, 8/10/18	535,000	532
Shell International Finance BV, 4.30%, 9/22/19	1,580,000	1,732
Suncor Energy, Inc., 6.85%, 6/1/39	265,000	319
Total Capital International SA, 1.50%, 2/17/17	105,000	105
Total Capital SA, 2.125%, 8/10/18	535,000	537

Investment Grade Segment (10.6%)	Shares/ $ Par	Value $ (000’s)

Oil & Gas continued
Total Capital SA, 4.45%, 6/24/20	950,000	1,035

Total		10,098

Personal Credit Institutions (0.4%)
Toyota Motor Credit Corp., 0.344%, 1/15/15	10,000,000	10,005

Total		10,005

Pharmaceuticals (0.4%)
AbbVie, Inc., 1.75%, 11/6/17	990,000	988
AbbVie, Inc., 2.90%, 11/6/22	585,000	547
Actavis, Inc., 1.875%, 10/1/17	85,000	84
Actavis, Inc., 3.25%, 10/1/22	210,000	196
Amgen, Inc., 3.875%, 11/15/21	935,000	960
Merck & Co., Inc., 2.80%, 5/18/23	355,000	329
Merck & Co., Inc., 3.875%, 1/15/21	590,000	622
Merck & Co., Inc., 5.75%, 11/15/36	30,000	34
Mylan, Inc., 3.125%, 1/15/23 144A	520,000	472
Mylan, Inc., 5.40%, 11/29/43	610,000	615
The Novartis Capital Corp., 2.40%, 9/21/22	1,080,000	990
Perrigo Co., PLC, 2.30%, 11/8/18 144A	175,000	173
Perrigo Co., PLC, 4.00%, 11/15/23 144A	280,000	275
Perrigo Co., PLC, 5.30%, 11/15/43 144A	225,000	221
Pfizer, Inc., 5.35%, 3/15/15	370,000	391
Roche Holdings, Inc., 6.00%, 3/1/19 144A	351,000	411
Sanofi-Aventis SA, 2.625%, 3/29/16	1,155,000	1,201
Teva Pharmaceutical Finance Co. BV, 2.95%, 12/18/22	580,000	525
Teva Pharmaceutical Finance IV LLC, 2.25%, 3/18/20	615,000	585
Wyeth LLC, 5.50%, 2/15/16	25,000	27
Wyeth LLC, 5.95%, 4/1/37	630,000	730

Total		10,376

Pipelines (0.5%)
CenterPoint Energy Resources Corp., 6.125%, 11/1/17	140,000	161
Enbridge, Inc., 4.00%, 10/1/23	720,000	707
Energy Transfer Partners LP, 4.15%, 10/1/20	495,000	502
Energy Transfer Partners LP, 4.65%, 6/1/21	285,000	293
Energy Transfer Partners LP, 6.05%, 6/1/41	715,000	733
Energy Transfer Partners LP, 6.70%, 7/1/18	305,000	354
Enterprise Products Operating LLC, 3.20%, 2/1/16	585,000	610
Enterprise Products Operating LLC, 4.85%, 3/15/44	690,000	649
Kinder Morgan Energy Partners LP, 6.375%, 3/1/41	795,000	858
Kinder Morgan Energy Partners LP, 6.50%, 2/1/37	280,000	307
Magellan Midstream Partners LP, 5.15%, 10/15/43	370,000	365
Magellan Midstream Partners LP, 6.55%, 7/15/19	335,000	397
NiSource Finance Corp., 5.80%, 2/1/42	915,000	952
NiSource Finance Corp., 6.125%, 3/1/22	730,000	809
Oneok Partners LP, 5.00%, 9/15/23	365,000	379
Oneok Partners LP, 6.20%, 9/15/43	415,000	448
Plains All American Pipeline LP/PAA Finance Corp., 6.50%, 5/1/18	175,000	203
Spectra Energy Partners LP, 4.75%, 3/15/24	830,000	846
TransCanada PipeLines, Ltd., 3.75%, 10/16/23	555,000	541

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	169

Balanced Portfolio

Investment Grade Segment (10.6%)	Shares/ $ Par	Value $ (000’s)

Pipelines continued
TransCanada PipeLines, Ltd., 5.00%, 10/16/43	555,000	547
Williams Partners LP, 3.35%, 8/15/22	115,000	107
Williams Partners LP, 4.00%, 11/15/21	135,000	133
Williams Partners LP, 4.125%, 11/15/20	54,000	55
Williams Partners LP, 5.25%, 3/15/20	460,000	503

Total		11,459

Real Estate Investment Trusts (0.6%)
AvalonBay Communities, Inc., 2.85%, 3/15/23	385,000	347
Boston Properties LP, 3.125%, 9/1/23	175,000	160
Boston Properties LP, 3.80%, 2/1/24	345,000	331
BRE Properties, Inc., 3.375%, 1/15/23	525,000	482
BRE Properties, Inc., 5.20%, 3/15/21	535,000	574
BRE Properties, Inc., 5.50%, 3/15/17	245,000	269
CBL & Associates LP, 5.25%, 12/1/23	945,000	944
Corporate Office Properties LP, 3.60%, 5/15/23	720,000	653
Corporate Office Properties LP, 5.25%, 2/15/24	725,000	736
DDR Corp., 4.75%, 4/15/18	580,000	626
Duke Realty LP, 3.875%, 2/15/21	1,060,000	1,046
Essex Portfolio LP, 3.625%, 8/15/22	1,050,000	984
HCP, Inc., 4.25%, 11/15/23	505,000	494
HCP, Inc., 6.70%, 1/30/18	200,000	232
Health Care REIT, Inc., 3.625%, 3/15/16	290,000	304
Lexington Realty Trust, 4.25%, 6/15/23 144A	1,425,000	1,350
Mid-America Apartments LP, 6.05%, 9/1/16 144A	360,000	399
Piedmont Operating Partnership LP, 3.40%, 6/1/23	1,170,000	1,038
Realty Income Corp., 4.65%, 8/1/23	660,000	665
Simon Property Group LP, 3.375%, 3/15/22	650,000	634
Ventas Realty LP/Ventas Capital Corp., 4.25%, 3/1/22	145,000	146
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/1/21	90,000	94
Ventas Realty LP/Ventas Capital Corp., 5.70%, 9/30/43	275,000	281
WEA Finance LLC, 7.125%, 4/15/18 144A	360,000	427

Total		13,216

Services (0.1%)
Republic Services, Inc., 5.25%, 11/15/21	425,000	463
Waste Management, Inc., 2.90%, 9/15/22	460,000	426
Waste Management, Inc., 4.60%, 3/1/21	440,000	469

Total		1,358

Technology (0.3%)
Apple, Inc., 1.00%, 5/3/18	565,000	546
Apple, Inc., 2.40%, 5/3/23	390,000	351
Apple, Inc., 3.85%, 5/4/43	385,000	322
Fidelity National Information Services, Inc., 5.00%, 3/15/22	935,000	955
Hewlett-Packard Co., 3.00%, 9/15/16	555,000	577
Hewlett-Packard Co., 4.65%, 12/9/21	355,000	366
International Business Machines Corp., 1.95%, 7/22/16	400,000	411
International Business Machines Corp., 2.00%, 1/5/16	520,000	534
Microsoft Corp., 0.875%, 11/15/17	210,000	207
Microsoft Corp., 3.75%, 5/1/43	535,000	456

Investment Grade Segment (10.6%)	Shares/ $ Par	Value $ (000’s)

Technology continued
Oracle Corp., 2.375%, 1/15/19	890,000	898
Oracle Corp., 2.50%, 10/15/22	565,000	517
Total System Services, Inc., 2.375%, 6/1/18	215,000	209
Total System Services, Inc., 3.75%, 6/1/23	360,000	333

Total		6,682

Telecommunications (0.6%)
America Movil SAB de CV, 2.375%, 9/8/16	430,000	443
America Movil SAB de CV, 5.00%, 3/30/20	1,010,000	1,094
American Tower Corp., 7.00%, 10/15/17	200,000	231
AT&T Corp., 8.00%, 11/15/31	380,000	506
AT&T, Inc., 2.625%, 12/1/22	1,050,000	947
AT&T, Inc., 2.95%, 5/15/16	865,000	902
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.849%, 4/15/23	550,000	515
Clearwire Communications LLC/Clearwire Finance, Inc., 14.75%, 12/1/16 144A	275,000	375
Qwest Corp., 6.50%, 6/1/17	595,000	672
Rogers Communications, Inc., 4.10%, 10/1/23	225,000	225
Rogers Communications, Inc., 5.45%, 10/1/43	400,000	410
Telefonica Emisiones SAU, 3.729%, 4/27/15	555,000	573
Verizon Communications, Inc., 2.45%, 11/1/22	710,000	629
Verizon Communications, Inc., 4.50%, 9/15/20	1,065,000	1,140
Verizon Communications, Inc., 5.15%, 9/15/23	885,000	950
Verizon Communications, Inc., 6.25%, 4/1/37	400,000	443
Verizon Communications, Inc., 6.35%, 4/1/19	770,000	905
Verizon Communications, Inc., 6.40%, 9/15/33	1,025,000	1,179
Verizon Communications, Inc., 6.55%, 9/15/43	1,435,000	1,679

Total		13,818

Transportation (0.2%)
Burlington Northern Santa Fe LLC, 3.05%, 3/15/22	455,000	431
Burlington Northern Santa Fe LLC, 3.05%, 9/1/22	375,000	352
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	390,000	396
Canadian National Railway Co., 5.85%, 11/15/17	140,000	159
CSX Corp., 3.70%, 10/30/20	70,000	72
CSX Corp., 3.70%, 11/1/23	305,000	295
CSX Corp., 4.25%, 6/1/21	200,000	209
CSX Corp., 5.60%, 5/1/17	490,000	550
Norfolk Southern Corp., 2.903%, 2/15/23	789,000	729
Union Pacific Corp., 4.30%, 6/15/42	700,000	633

Total		3,826

Total Investment Grade Segment
(Cost: $247,540)		251,688

The Accompanying Notes are an Integral Part of the Financial Statements.

170	Balanced Portfolio

Balanced Portfolio

	Foreign Bonds (0.0%)	Shares/ $ Par	Value $ (000’s)

	Governments (0.0%)
(f)	Federative Republic of Brazil, 8.50%, 1/5/24	1,855,000	688

	Total Foreign Bonds
	(Cost: $990)		688

	Governments (12.5%)		$ Par

	Governments (12.5%)
	Israel Government AID Bond, 0.00%, 11/15/22	2,600,000	1,906
	Israel Government AID Bond, 0.00%, 11/15/23	11,500,000	7,957
	Israel Government AID Bond, 5.50%, 4/26/24	9,840,000	11,369
	US Department of Housing & Urban Development, 6.17%, 8/1/14	2,054,000	2,055
(g)	US Treasury, 0.25%, 9/30/15	153,260,000	153,122
(g)	US Treasury, 1.375%, 9/30/18	69,105,000	68,263
	US Treasury, 1.50%, 12/31/18	3,080,000	3,043
	US Treasury, 2.75%, 11/15/42	10,300,000	8,143
	US Treasury, 2.875%, 5/15/43	9,530,000	7,724
	US Treasury, 4.50%, 2/15/36	8,990,000	10,003
	US Treasury, 5.375%, 2/15/31	18,520,000	22,696

	Total Governments
	(Cost: $295,626)		296,281

	Municipal Bonds (0.9%)

	Municipal Bonds (0.9%)
	American Municipal Power, Inc., Series 2010, 5.939%, 2/15/47 RB	1,312,000	1,334
	Bay Area Toll Authority San Francisco Bay Area Toll Bridge, Series 2009-F, 6.263%, 4/1/49 RB	70,000	84
	Board of Regents of the University of Texas System, Series 2010C, 4.794%, 8/15/46 RB	1,040,000	1,034
	Board of Regents of the University of Texas System, Series 2009B, 6.276%, 8/15/41 RB	400,000	434
	The City of New York, Series C-1, 5.517%, 10/1/37 GO	590,000	617
	Dallas Area Rapid Transit, Series 2010B, 5.022%, 12/1/48 RB	1,185,000	1,204
	Dallas Independent School District, Series 2010C, 6.45%, 2/15/35 GO, PSF	1,170,000	1,302
	Dormitory Authority of the State of New York, Series 2010H, 5.389%, 3/15/40 RB	200,000	214
	Energy Northwest, Series E, 2.197%, 7/1/19 RB	935,000	915
	Florida Hurricane Catastrophe Fund Finance Corp., Series 2013A, 1.298%, 7/1/16 RB	5,000	5
	Florida Hurricane Catastrophe Fund Finance Corp., Series 2013A, 2.107%, 7/1/18 RB	30,000	29
	Florida Hurricane Catastrophe Fund Finance Corp., Series 2013A, 2.995%, 7/1/20 RB	1,340,000	1,268
	Los Angeles Unified School District, Series RY, 6.758%, 7/1/34 GO	585,000	719
	Louisiana Public Facilities Authority, Series 2008, 6.55%, 8/1/20 RB	2,250,000	2,609

Municipal Bonds (0.9%)	Shares/ $ Par	Value $ (000’s)

Municipal Bonds continued
Metropolitan Transportation Authority, Series 2010C-1, 6.687%, 11/15/40 RB	203,000	238
Metropolitan Transportation Authority, Series 2009C, 7.336%, 11/15/39 RB	415,000	538
Montana Facility Finance Authority, Series 2010A, 4.75%, 5/20/37 RB, GNMA, FHA	2,465,000	2,505
New York City Municipal Water Finance Authority, Series AA, 5.44%, 6/15/43 RB	432,000	466
New York City Municipal Water Finance Authority, Series AA-1, 5.75%, 6/15/41 RB	115,000	130
Port Authority New York & New Jersey, Series 168, 4.926%, 10/1/51 RB, GO OF AUTH	930,000	870
State of California, Series A, 4.988%, 4/1/39 GO	790,000	746
State of California, Series 2010, 5.70%, 11/1/21 GO	780,000	875
State of Illinois, Series 2011, 4.961%, 3/1/16 GO	1,315,000	1,400
Texas Transportation Commission, Series 2010A, 4.681%, 4/1/40 GO	355,000	350
University of California Regents Medical Center, Series H, 6.548%, 5/15/48 RB	820,000	956

Total Municipal Bonds
(Cost: $19,891)		20,842

Structured Products (14.7%)

Structured Products (14.7%)
AEP Texas Central Transition Funding III LLC, Series 2012-1, Class A2, 1.976%, 6/1/21	2,000,000	1,966
AEP Texas Central Transition Funding III LLC, Series 2012-1, Class A3, 2.845%, 3/1/26	460,000	435
Ally Auto Receivables Trust, Series 2012-2, Class C, 2.26%, 7/16/18 144A	990,000	1,007
Asset Securitization Corp., Series 1997-D5, Class PS1, 1.386%, 2/14/43 IO	3,969,696	108
Banc of America Commercial Mortgage Trust, Series 2006-2, Class AM, 5.769%, 5/10/45	1,000,000	1,101
Banc of America Funding Corp., Series 2007-1, Class TA1A, 0.225%, 1/25/37	726,262	440
Banc of America Funding Corp., Series 2007-4, Class TA1A, 0.255%, 5/25/37	787,801	521
Capital Auto Receivables Asset Trust, Series 2013-4, 0.85%, 2/21/17	315,000	315
Chase Issuance Trust, Series 2013-A8, Class A8, 1.01%, 10/15/18	2,200,000	2,197

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	171

Balanced Portfolio

Structured Products (14.7%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Citibank Credit Card Issuance Trust, Series 2013-A6, Class A6, 1.32%, 9/7/18	4,000,000	4,027
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class AM, 6.132%, 12/10/49	1,960,000	2,172
Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	187,687	190
CNH Equipment Trust, Series 2012-A, Class A4, 1.38%, 2/15/18	2,495,000	2,527
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5, Class AM, 5.10%, 8/15/38	900,000	956
Credit Suisse Mortgage Capital Certificates, Series 2009-RR1, Class A3A, 5.383%, 2/15/40 144A	1,084,655	1,163
CSMC Trust, Series 2013-IVR, Class A6, 2.50%, 7/25/43	4,902,135	4,812
Discover Card Execution Note Trust, Series 2013-A5, Class A5, 1.04%, 4/15/19	5,250,000	5,245
Discover Card Master Trust I, Series 2012-B3, Class B3, 0.617%, 5/15/18	500,000	499
DLJ Commercial Mortgage Corp., Series 1998-CF1, Class S, 1.352%, 2/15/31 IO	10,731,716	136
DLJ Mortgage Acceptance Corp., Series 1997-CF2, Class S, 0.168%, 10/15/30 IO 144A	600,885	4
FDIC Structured Sale Guaranteed Notes, Series 2010-S2, Class 2A, 2.57%, 7/29/47 144A	3,313,136	3,297
Federal Home Loan Mortgage Corp., Series K009, Class X1, 1.49%, 8/25/20 IO	16,153,699	1,178
Federal Home Loan Mortgage Corp., Series 4100, Class AD, 1.75%, 8/15/27	1,574,250	1,509
Federal Home Loan Mortgage Corp., 2.50%, 10/1/27	1,809,519	1,795
Federal Home Loan Mortgage Corp., 2.50%, 1/1/29	1,815,000	1,798
Federal Home Loan Mortgage Corp., 3.00%, 11/1/21	344,485	357
Federal Home Loan Mortgage Corp., 3.00%, 11/1/25	701,857	715
Federal Home Loan Mortgage Corp., 3.00%, 11/1/26	1,028,971	1,049
Federal Home Loan Mortgage Corp., 3.00%, 8/1/27	886,831	904
Federal Home Loan Mortgage Corp., 3.00%, 11/1/42	1,588,869	1,507

Structured Products (14.7%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal Home Loan Mortgage Corp., 3.00%, 1/1/43	10,763,938	10,210
Federal Home Loan Mortgage Corp., 3.00%, 2/1/43	3,206,739	3,042
Federal Home Loan Mortgage Corp., 3.00%, 4/1/43	22,390,704	21,239
Federal Home Loan Mortgage Corp., Series K030, Class A2, 3.25%, 4/25/23	1,805,000	1,781
Federal Home Loan Mortgage Corp., 3.32%, 2/25/23	2,090,000	2,067
Federal Home Loan Mortgage Corp., 3.50%, 10/1/25	157,416	164
Federal Home Loan Mortgage Corp., 3.50%, 11/1/25	132,406	139
Federal Home Loan Mortgage Corp., 3.50%, 12/1/25	848,483	885
Federal Home Loan Mortgage Corp., 3.50%, 1/1/26	39,611	41
Federal Home Loan Mortgage Corp., 3.50%, 2/1/26	729,379	761
Federal Home Loan Mortgage Corp., 3.50%, 3/1/26	36,497	38
Federal Home Loan Mortgage Corp., 3.50%, 5/1/26	281,920	294
Federal Home Loan Mortgage Corp., 3.50%, 6/1/26	551,763	576
Federal Home Loan Mortgage Corp., 3.50%, 7/1/26	1,369,027	1,428
Federal Home Loan Mortgage Corp., 3.50%, 8/1/26	32,840	34
Federal Home Loan Mortgage Corp., 3.50%, 2/1/42	1,727,671	1,716
Federal Home Loan Mortgage Corp., 3.50%, 4/1/42	1,694,228	1,683
Federal Home Loan Mortgage Corp., 3.50%, 6/1/42	992,002	985
Federal Home Loan Mortgage Corp., 3.50%, 7/1/42	3,349,289	3,327
Federal Home Loan Mortgage Corp., 3.50%, 9/1/42	9,008,274	8,948
Federal Home Loan Mortgage Corp., 4.00%, 10/1/20	275,465	291
Federal Home Loan Mortgage Corp., 4.00%, 7/1/24	1,492,245	1,576
Federal Home Loan Mortgage Corp., 4.00%, 8/1/25	1,395,306	1,474
Federal Home Loan Mortgage Corp., 4.00%, 5/1/26	435,088	460
Federal Home Loan Mortgage Corp., 4.00%, 6/1/26	631,328	667
Federal Home Loan Mortgage Corp., 4.00%, 12/1/26	193,288	204
Federal Home Loan Mortgage Corp., 4.00%, 11/1/40	343,989	354

The Accompanying Notes are an Integral Part of the Financial Statements.

172	Balanced Portfolio

Balanced Portfolio

Structured Products (14.7%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal Home Loan Mortgage Corp., 4.00%, 1/1/41	9,006,274	9,256
Federal Home Loan Mortgage Corp., 4.00%, 2/1/41	9,281,641	9,540
Federal Home Loan Mortgage Corp., 4.00%, 3/1/41	120,396	124
Federal Home Loan Mortgage Corp., 4.00%, 4/1/41	6,100,647	6,270
Federal Home Loan Mortgage Corp., 4.00%, 10/1/41	456,066	469
Federal Home Loan Mortgage Corp., 4.00%, 3/1/42	263,702	271
Federal Home Loan Mortgage Corp., 4.00%, 10/1/43	167,984	173
Federal Home Loan Mortgage Corp., 4.50%, 5/1/19	496,732	527
Federal Home Loan Mortgage Corp., Series 3248, Class LN, 4.50%, 7/15/35	436,793	440
Federal Home Loan Mortgage Corp., 4.50%, 9/1/39	359,350	381
Federal Home Loan Mortgage Corp., 4.50%, 9/1/40	1,068,653	1,136
Federal Home Loan Mortgage Corp., 4.50%, 1/1/41	2,166,086	2,298
Federal Home Loan Mortgage Corp., 4.50%, 3/1/41	216,991	230
Federal Home Loan Mortgage Corp., 4.50%, 7/1/41	14,512,394	15,383
Federal Home Loan Mortgage Corp., 5.00%, 2/1/20	225,725	242
Federal Home Loan Mortgage Corp., 5.00%, 5/1/20	797,796	857
Federal Home Loan Mortgage Corp., 5.00%, 11/1/35	5,730,049	6,315
Federal Home Loan Mortgage Corp., 5.00%, 12/1/35	3,558,573	3,864
Federal Home Loan Mortgage Corp., 5.00%, 8/1/39	326,173	355
Federal Home Loan Mortgage Corp., 5.00%, 2/1/41	570,143	623
Federal Home Loan Mortgage Corp., 5.00%, 3/1/41	208,422	225
Federal Home Loan Mortgage Corp., 5.00%, 4/1/41	942,740	1,021
Federal Home Loan Mortgage Corp., 5.00%, 5/1/41	4,747,322	5,137
Federal Home Loan Mortgage Corp., 5.00%, 3/1/38	3,835,611	4,131
Federal Home Loan Mortgage Corp., 5.50%, 9/1/19	214,176	232
Federal Home Loan Mortgage Corp., 5.50%, 11/1/19	530,752	574
Federal Home Loan Mortgage Corp., 5.50%, 12/1/19	104,195	113

Structured Products (14.7%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal Home Loan Mortgage Corp., 5.50%, 3/1/20	694,700	749
Federal Home Loan Mortgage Corp., 5.50%, 6/1/33	34,330	38
Federal Home Loan Mortgage Corp., 5.50%, 6/1/35	726,950	794
Federal Home Loan Mortgage Corp., 5.50%, 1/1/37	1,354,670	1,476
Federal Home Loan Mortgage Corp., 5.50%, 4/1/38	481,456	525
Federal Home Loan Mortgage Corp., 5.50%, 8/1/38	234,920	256
Federal Home Loan Mortgage Corp., Series 2439, Class LH, 6.00%, 4/15/32	569,893	626
Federal Home Loan Mortgage Corp., 6.00%, 11/1/39	564,836	623
Federal Home Loan Mortgage Corp., 7.00%, 12/1/35	42,795	49
Federal Home Loan Mortgage Corp. TBA, 4.00%, 1/1/41	3,385,000	3,476
Federal Home Loan Mortgage Corp. TBA, 4.00%, 3/1/42	5,860,000	5,980
Federal National Mortgage Association, Series 2012-113, Class AB, 1.50%, 10/25/27	148,048	141
Federal National Mortgage Association, Series 2013-14, Class BE, 1.75%, 3/25/28	926,172	865
Federal National Mortgage Association, 2.50%, 8/1/28	2,621,404	2,598
Federal National Mortgage Association, 2.96%, 5/1/22	320,000	316
Federal National Mortgage Association, 3.00%, 10/1/26	66,676	68
Federal National Mortgage Association, 3.00%, 3/1/27	1,022,627	1,044
Federal National Mortgage Association, 3.00%, 6/1/27	1,678,317	1,715
Federal National Mortgage Association, 3.50%, 9/1/23	313,945	314
Federal National Mortgage Association, 3.50%, 4/1/26	750,734	785
Federal National Mortgage Association, 3.50%, 10/1/42	3,203,933	3,186
Federal National Mortgage Association, 3.50%, 5/1/43	4,520,341	4,497
Federal National Mortgage Association, 3.53%, 9/1/23	380,000	381
Federal National Mortgage Association, 3.61%, 9/1/23	160,000	162
Federal National Mortgage Association, 3.67%, 8/1/23	52,779	54
Federal National Mortgage Association, 3.73%, 8/1/23	263,847	269

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	173

Balanced Portfolio

Structured Products (14.7%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 4.00%, 12/1/41	671,358	692
Federal National Mortgage Association, 4.50%, 6/1/19	2,995,138	3,262
Federal National Mortgage Association, 4.50%, 12/1/19	282,875	308
Federal National Mortgage Association, 4.50%, 11/1/40	2,519,317	2,676
Federal National Mortgage Association, 4.50%, 1/1/41	2,136,417	2,272
Federal National Mortgage Association, 4.50%, 2/1/41	3,372,749	3,575
Federal National Mortgage Association, 4.50%, 3/1/41	322,556	343
Federal National Mortgage Association, 4.50%, 4/1/41	321,696	341
Federal National Mortgage Association, 4.50%, 5/1/41	12,165,483	12,895
Federal National Mortgage Association, 5.00%, 3/1/20	1,009,359	1,092
Federal National Mortgage Association, 5.00%, 5/1/20	1,520,089	1,640
Federal National Mortgage Association, 5.00%, 5/1/38	1,510,717	1,638
Federal National Mortgage Association, Series 2006-M1, Class C, 5.355%, 2/25/16	772,875	774
Federal National Mortgage Association, 5.50%, 4/1/21	494,070	540
Federal National Mortgage Association, 5.50%, 3/1/35	2,920,375	3,243
Federal National Mortgage Association, 5.50%, 9/1/35	3,552,481	3,937
Federal National Mortgage Association, 5.50%, 11/1/35	4,124,542	4,568
Federal National Mortgage Association, 5.50%, 11/1/37	2,780,362	3,105
Federal National Mortgage Association, 6.00%, 5/1/35	89,299	99
Federal National Mortgage Association, 6.00%, 6/1/35	178,605	201
Federal National Mortgage Association, 6.00%, 7/1/35	1,885,786	2,116
Federal National Mortgage Association, 6.00%, 10/1/35	420,432	468
Federal National Mortgage Association, 6.00%, 11/1/35	1,971,273	2,183
Federal National Mortgage Association, 6.00%, 9/1/36	763,390	849
Federal National Mortgage Association, 6.00%, 12/1/37	1,155,786	1,279
Federal National Mortgage Association, 6.00%, 3/1/38	369,856	411
Federal National Mortgage Association, 6.00%, 10/1/38	247,668	274

Structured Products (14.7%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 6.00%, 4/1/40	948,262	1,049
Federal National Mortgage Association, Series 2002-W4, Class A4, 6.25%, 5/25/42	3,351,907	3,736
Federal National Mortgage Association, 6.50%, 7/1/37	2,012,973	2,237
Federal National Mortgage Association, 6.75%, 4/25/18	159,192	163
Federal National Mortgage Association TBA, 3.50%, 1/1/43	18,455,000	18,332
Ford Credit Auto Owner Trust, Series 2013-D, Class A4, 1.11%, 2/15/19	1,450,000	1,443
Ford Credit Auto Owner Trust, Series 2012-A, Class A4, 1.15%, 6/15/17	845,000	851
Ford Credit Auto Owner Trust, Series 2009-E, Class D, 5.53%, 5/15/16 144A	4,401,638	4,445
Freddie Mac Gold Pool, 3.00%, 7/1/43	3,200,000	3,035
GCCFC Commercial Mortgage Trust, Series 2007-GG9, Class AM, 5.475%, 3/10/39	1,715,000	1,825
GCCFC Commercial Mortgage Trust, Series 2007, Class AM, 5.867%, 12/10/49	1,260,664	1,381
Golden Credit Card Trust, Series 2012-5A, Class A, 0.79%, 9/15/17 144A	460,000	460
Golden Credit Card Trust, Series 2012-2A, Class A1, 1.77%, 1/15/19 144A	3,070,000	3,126
Goldman Sachs Mortgage Securities Corp. II, Series 2009-RR, Class CSA, 5.286%, 12/17/39 144A	500,000	536
Government National Mortgage Association, 5.00%, 7/15/33	660,458	723
Government National Mortgage Association, 5.50%, 1/15/32	53,450	59
Government National Mortgage Association, 5.50%, 2/15/32	411,421	453
Government National Mortgage Association, 5.50%, 9/15/32	11,492	13
GS Mortgage Securities Trust, Series 2013-G1, Class A1, 2.059%, 4/10/31 144A	1,589,588	1,539
Honda Auto Receivables Owner Trust, Series 2013-1, Class A3, 0.48%, 11/21/16	480,000	480

The Accompanying Notes are an Integral Part of the Financial Statements.

174	Balanced Portfolio

Balanced Portfolio

Structured Products (14.7%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Honda Auto Receivables Owner Trust, Series 2012-2, Class A4, 0.91%, 5/15/18	740,000	744
Hyundai Auto Receivables Trust, Series 2013-C, Class A3, 1.01%, 2/15/18	1,000,000	1,006
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A4, 5.44%, 6/12/47	1,975,000	2,170
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class AM, 5.44%, 5/15/45	1,515,000	1,662
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-C1, Class ASB, 5.857%, 2/15/51	369,536	396
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class AM, 5.863%, 4/15/45	2,270,000	2,501
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CIBC20, Class AM, 5.874%, 2/12/51	1,780,000	2,014
M&T Bank Auto Receivables Trust, Series 2013-1A, Class A3, 1.06%, 11/15/17	2,500,000	2,515
MASTR Asset Securitization Trust, Series 2003-10, Class 1A1, 5.25%, 11/25/23	164,139	167
MASTR Asset Securitization Trust, Series 2003-12, Class 1A1, 5.25%, 12/25/24	176,612	185
Mercedes-Benz Auto Lease Trust, Series 2013-B, Class A3, 0.62%, 7/15/16	625,000	624
Merrill Lynch Alternative Note Asset Trust, Series 2007-A1, Class A2A, 0.235%, 1/25/37	1,750,174	811
Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class AM, 5.28%, 11/12/37	1,120,000	1,199
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AM, 5.856%, 9/12/49	2,120,000	2,372
Morgan Stanley Capital I Trust, Series 2007-IQ13, Class AM, 5.406%, 3/15/44	1,400,738	1,523
Morgan Stanley Capital I Trust, Series 2007-IQ16, Class A4, 5.809%, 12/12/49	2,215,000	2,476
Nissan Auto Lease Trust, Series 2013-A, Class A3, 0.61%, 4/15/16	450,000	450

	Structured Products (14.7%)	Shares/ $ Par	Value $ (000’s)

	Structured Products continued
	Oncor Electric Delivery Transition Bond Co., Series 2004-1, Class A3, 5.29%, 5/15/18	1,559,587	1,660
	Residential Funding Mortgage Securities I, Series 2003-S18, Class A1, 4.50%, 10/25/18	75,627	77
	Sequoia Mortgage Trust, Series 2013-5, Class A2, 3.00%, 5/25/43	1,388,413	1,276
	Sequoia Mortgage Trust, Series 2011-2, Class A1, 3.90%, 9/25/41	760,357	757
	Toyota Auto Receivables Trust, Series 2013-B, Class A4, 1.46%, 1/15/19	1,500,000	1,515
	Trade MAPS, Ltd., Series 2013-1A, Class A, 0.87%, 12/10/18	2,775,000	2,780
	Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class AM, 5.466%, 1/15/45	4,000,000	4,309
	Wachovia Bank Commerical Mortgage Trust, Series 2006-C28, Class AM, 5.603%, 10/15/48	2,570,000	2,759
	Wells Fargo Mortgage Backed Securities Trust, Series 2004-EE, Class 2A2, 2.613%, 12/25/34	366,404	371
	Wells Fargo Mortgage Backed Securities Trust, Series 2005-1, Class 2A1, 5.00%, 1/25/20	152,406	152

	Total Structured Products
	(Cost: $344,662)		348,626

	Below Investment Grade Segment (7.1%)

	Aerospace & Defense (0.1%)
	Bombardier, Inc., 5.75%, 3/15/22 144A	150,000	149
	Bombardier, Inc., 6.125%, 1/15/23 144A	280,000	278
	Bombardier, Inc., 7.75%, 3/15/20 144A	230,000	261
	Huntington Ingalls Industries, Inc., 6.875%, 3/15/18	455,000	491
	Huntington Ingalls Industries, Inc., 7.125%, 3/15/21	265,000	291
	Triumph Group, Inc., 4.875%, 4/1/21	195,000	189

	Total		1,659

	Autos & Vehicle Parts (0.2%)
	American Axle & Manufacturing, Inc., 5.125%, 2/15/19	80,000	82
	American Axle & Manufacturing, Inc., 6.25%, 3/15/21	295,000	313
	Chrysler Group LLC/CG Co-Issuer, Inc., 8.00%, 6/15/19	145,000	160
	Chrysler Group LLC/CG Co-Issuer, Inc., 8.25%, 6/15/21	245,000	279
(d)	Exide Technologies, 8.625%, 2/1/18	155,000	111
	General Motors Co., 3.50%, 10/2/18 144A	500,000	511
	General Motors Co., 4.875%, 10/2/23 144A	500,000	506
	General Motors Financial Co., Inc., 2.75%, 5/15/16 144A	620,000	628

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	175

Balanced Portfolio

	Below Investment Grade Segment (7.1%)	Shares/ $ Par	Value $ (000’s)

	Autos & Vehicle Parts continued
	General Motors Financial Co., Inc., 3.25%, 5/15/18 144A	250,000	250
	General Motors Financial Co., Inc., 4.75%, 8/15/17 144A	340,000	361
	The Goodyear Tire & Rubber Co., 6.50%, 3/1/21	390,000	413
	The Goodyear Tire & Rubber Co., 8.25%, 8/15/20	365,000	408
	Jaguar Land Rover Automotive PLC, 4.125%, 12/15/18 144A	125,000	126
	Jaguar Land Rover Automotive PLC, 7.75%, 5/15/18 144A	165,000	178
	Meritor, Inc., 6.75%, 6/15/21	145,000	148
	Navistar International Corp., 8.25%, 11/1/21	380,000	393
	Schaeffler Finance BV, 4.75%, 5/15/21 144A	195,000	195
	Schaeffler Holding Finance BV, 6.875%, 8/15/18 144A	190,000	201
	Visteon Corp., 6.75%, 4/15/19	168,000	179

	Total		5,442

	Banking (0.3%)
	Ally Financial, Inc., 2.75%, 1/30/17	1,835,000	1,842
	Ally Financial, Inc., 5.50%, 2/15/17	470,000	509
	Ally Financial, Inc., 7.50%, 9/15/20	380,000	443
	Ally Financial, Inc., 8.00%, 3/15/20	370,000	444
	E*TRADE Financial Corp., 6.00%, 11/15/17	400,000	425
	E*TRADE Financial Corp., 6.375%, 11/15/19	200,000	215
	E*TRADE Financial Corp., 6.75%, 6/1/16	355,000	385
	JPMorgan Chase & Co., 7.90%, 4/29/49	275,000	303
	KCG Holdings, Inc., 8.25%, 6/15/18 144A	270,000	284
	Royal Bank of Scotland Group PLC, 6.00%, 12/19/23	1,050,000	1,057
	Royal Bank of Scotland Group PLC, 6.10%, 6/10/23	355,000	358
(d),(n)	Washington Mutual Bank, 6.75%, 5/20/36	580,000	-
(d),(n)	Washington Mutual Bank, 6.875%, 6/15/11	1,115,000	-

	Total		6,265

	Basic Materials (0.2%)
	Ardagh Packaging Finance PLC, 7.375%, 10/15/17 144A	220,000	237
	Ardagh Packaging Finance PLC, 9.125%, 10/15/20 144A	205,000	224
	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 7.00%, 11/15/20 144A	415,000	419
	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 9.125%, 10/15/20 144A	125,000	136
	Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II, 6.00%, 6/15/17 144A	330,000	334
(c)	BOE Intermediate Holding Corp., 9.00%, 11/1/17 144A	324,105	338
(c)	BOE Merger Corp., 9.50%, 11/1/17 144A	125,000	133
	Cascades, Inc., 7.875%, 1/15/20	100,000	107
	Graphic Packaging International, Inc., 4.75%, 4/15/21	195,000	193
	Plastipak Holdings, Inc., 6.50%, 10/1/21 144A	190,000	197

Below Investment Grade Segment (7.1%)	Shares/ $ Par	Value $ (000’s)

Basic Materials continued
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 5.75%, 10/15/20	600,000	612
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 6.875%, 2/15/21	515,000	555
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 7.125%, 4/15/19	415,000	442
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 8.25%, 2/15/21	170,000	182
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 9.00%, 4/15/19	385,000	413
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 9.875%, 8/15/19	475,000	528
Sealed Air Corp., 6.50%, 12/1/20 144A	120,000	129
Sealed Air Corp., 8.125%, 9/15/19 144A	215,000	241
Sealed Air Corp., 8.375%, 9/15/21 144A	275,000	312

Total		5,732

Builders & Building Materials (0.1%)
Brookfield Residential Properties, Inc., 6.50%, 12/15/20 144A	140,000	145
Building Materials Corp. of America, 6.75%, 5/1/21 144A	255,000	276
Cemex SAB de CV, 5.875%, 3/25/19 144A	100,000	100
Cemex SAB de CV, 6.50%, 12/10/19 144A	380,000	393
KB Home, 7.25%, 6/15/18	290,000	320
KB Home, 9.10%, 9/15/17	120,000	141
USG Corp., 5.875%, 11/1/21 144A	50,000	52
USG Corp., 7.875%, 3/30/20 144A	225,000	253
Vulcan Materials Co., 6.40%, 11/30/17	300,000	337

Total		2,017

Capital Goods (0.1%)
Ashtead Capital, Inc., 6.50%, 7/15/22 144A	80,000	85
Case New Holland, Inc., 7.875%, 12/1/17	205,000	242
Caterpillar, Inc., 3.803%, 8/15/42	340,000	286
CNH Capital LLC, 3.625%, 4/15/18	250,000	253
CNH Capital LLC, 3.875%, 11/1/15	100,000	103
CNH Capital LLC, 6.25%, 11/1/16	130,000	144
Terex Corp., 6.00%, 5/15/21	200,000	207
United Rentals North America, Inc., 5.75%, 7/15/18	115,000	123
United Rentals North America, Inc., 7.375%, 5/15/20	160,000	177

Total		1,620

Chemicals (0.2%)
Celanese US Holdings LLC, 4.625%, 11/15/22	620,000	594
Hexion US Finance Corp., 6.625%, 4/15/20	650,000	666
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18	555,000	577
Huntsman International LLC, 4.875%, 11/15/20	455,000	448
Ineos Finance PLC, 7.50%, 5/1/20 144A	160,000	175
Ineos Finance PLC, 8.375%, 2/15/19 144A	580,000	645
Ineos Group Holdings SA, 6.125%, 8/15/18 144A	135,000	136

The Accompanying Notes are an Integral Part of the Financial Statements.

176	Balanced Portfolio

Balanced Portfolio

	Below Investment Grade Segment (7.1%)	Shares/ $ Par	Value $ (000’s)

	Chemicals continued
	Rockwood Specialties Group, Inc., 4.625%, 10/15/20	320,000	327
	Tronox Finance, 6.375%, 8/15/20	295,000	301
	US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV, 7.375%, 5/1/21 144A	80,000	85

	Total		3,954

	Conglomerate & Diversified Manufacturing (0.0%)
	Gardner Denver, Inc., 6.875%, 8/15/21 144A	115,000	115
	Rexel SA, 5.25%, 6/15/20 144A	260,000	261
	SPX Corp., 6.875%, 9/1/17	295,000	333
	WESCO Distribution, Inc., 5.375%, 12/15/21 144A	160,000	160

	Total		869

	Consumer Products & Retailing (0.2%)
(c)	Alphabet Holding Co., 7.75%, 11/1/17 144A	155,000	160
(c)	Alphabet Holding Co., 7.75%, 11/1/17	105,000	108
(c)	BI-LO LLC/BI-LO Finance Corp., 8.625%, 9/15/18 144A	225,000	235
	Ctrip.com International, Ltd., 1.25%, 10/15/18 144A	145,000	145
	First Quality Finance Co., Inc., 4.625%, 5/15/21 144A	255,000	242
	Hanesbrands, Inc., 6.375%, 12/15/20	250,000	273
	Levi Strauss & Co., 6.875%, 5/1/22	225,000	248
	Levi Strauss & Co., 7.625%, 5/15/20	240,000	263
	Limited Brands, Inc., 5.625%, 2/15/22	1,010,000	1,033
	Limited Brands, Inc., 8.50%, 6/15/19	110,000	132
	Neiman Marcus Group LTD, Inc., 8.00%, 10/15/21 144A	140,000	146
	Prestige Brands, Inc., 5.375%, 12/15/21 144A	140,000	141
	Rent-A-Center, Inc., 4.75%, 5/1/21	80,000	75
	Revlon Consumer Products Corp., 5.75%, 2/15/21	295,000	291
	Sally Holdings LLC/Sally Capital, Inc., 5.75%, 6/1/22	20,000	21
	Sally Holdings LLC/Sally Capital, Inc., 6.875%, 11/15/19	255,000	282
	SC Johnson & Son, Inc., 4.00%, 5/15/43 144A	320,000	278
	SUPERVALU, Inc., 6.75%, 6/1/21	260,000	257
	SUPERVALU, Inc., 8.00%, 5/1/16	230,000	254
	Toys R US - Delaware, Inc., 7.375%, 9/1/16 144A	508,000	465

	Total		5,049

	Electric Utilities (0.2%)
	The AES Corp., 7.75%, 10/15/15	160,000	177
	The AES Corp., 8.00%, 10/15/17	640,000	752
	The AES Corp., 8.00%, 6/1/20	100,000	117
	Calpine Corp., 6.00%, 1/15/22 144A	110,000	113
	Calpine Corp., 7.50%, 2/15/21 144A	198,000	216
	Calpine Corp., 7.875%, 7/31/20 144A	365,000	400
	GenOn Americas Generation LLC, 8.50%, 10/1/21	450,000	473
	NRG Energy, Inc., 7.625%, 1/15/18	415,000	473
	NRG Energy, Inc., 7.625%, 5/15/19	330,000	349
	NRG Energy, Inc., 8.25%, 9/1/20	35,000	39
	Puget Energy, Inc., 5.625%, 7/15/22	1,420,000	1,544

	Total		4,653

Below Investment Grade Segment (7.1%)	Shares/ $ Par	Value $ (000’s)

Energy (1.0%)
AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75%, 5/20/20	110,000	120
AmeriGas Partners LP/AmeriGas Finance Corp., 6.25%, 8/20/19	330,000	355
Antero Resources Finance Corp., 5.375%, 11/1/21 144A	315,000	318
Athlon Holdings LP/Athlon Finance Corp., 7.375%, 4/15/21 144A	95,000	100
Atwood Oceanics, Inc., 6.50%, 2/1/20	90,000	96
Aurora USA Oil & Gas, Inc., 7.50%, 4/1/20 144A	100,000	103
Bill Barrett Corp., 7.00%, 10/15/22	190,000	197
Bill Barrett Corp., 7.625%, 10/1/19	405,000	435
Bonanza Creek Energy, Inc., 6.75%, 4/15/21	80,000	84
BreitBurn Energy Partners LP/BreitBurn Finance Corp., 7.875%, 4/15/22	160,000	166
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20	155,000	170
Carrizo Oil & Gas, Inc., 8.625%, 10/15/18	260,000	281
Chesapeake Energy Corp., 5.375%, 6/15/21	390,000	404
Chesapeake Energy Corp., 6.125%, 2/15/21	475,000	509
Chesapeake Energy Corp., 6.875%, 11/15/20	325,000	367
Chesapeake Energy Corp., 7.25%, 12/15/18	170,000	196
Chesapeake Energy Corp., 9.50%, 2/15/15	205,000	222
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19	225,000	236
Cimarex Energy Co., 5.875%, 5/1/22	380,000	402
Comstock Resources, Inc., 7.75%, 4/1/19	260,000	276
Comstock Resources, Inc., 9.50%, 6/15/20	205,000	230
Concho Resources, Inc., 5.50%, 4/1/23	240,000	247
Concho Resources, Inc., 7.00%, 1/15/21	135,000	149
Denbury Resources, Inc., 8.25%, 2/15/20	228,000	251
Energy XXI Gulf Coast, Inc., 7.50%, 12/15/21 144A	285,000	297
EP Energy LLC/EP Energy Finance, Inc., 9.375%, 5/1/20	290,000	335
EP Energy LLC/Everest Acquisition Finance, Inc., 7.75%, 9/1/22	100,000	112
Exterran Holdings, Inc., 7.25%, 12/1/18	225,000	238
Exterran Partners LP/EXLP Finance Corp., 6.00%, 4/1/21 144A	195,000	194
Forest Oil Corp., 7.25%, 6/15/19	495,000	482
Forum Energy Technologies, Inc., 6.25%, 10/1/21 144A	220,000	231
Halcon Resources Corp., 8.875%, 5/15/21	235,000	237
Halcon Resources Corp., 9.75%, 7/15/20 144A	80,000	83
Halcon Resources Corp., 9.75%, 7/15/20	255,000	266
Hercules Offshore, Inc., 7.50%, 10/1/21 144A	115,000	122
Hercules Offshore, Inc., 8.75%, 7/15/21 144A	210,000	234
Hilcorp Energy I LP/Hilcorp Finance Co., 7.625%, 4/15/21 144A	120,000	130
Hilcorp Energy I LP/Hilcorp Finance Co., 8.00%, 2/15/20 144A	215,000	233
Hornbeck Offshore Services, Inc., 5.00%, 3/1/21	260,000	255
Hornbeck Offshore Services, Inc., 5.875%, 4/1/20	135,000	139
Kodiak Oil & Gas Corp., 5.50%, 1/15/21	145,000	145
Kodiak Oil & Gas Corp., 5.50%, 2/1/22	185,000	184

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	177

Balanced Portfolio

Below Investment Grade Segment (7.1%)	Shares/ $ Par	Value $ (000’s)

Energy continued
Kodiak Oil & Gas Corp., 8.125%, 12/1/19	355,000	394
Legacy Reserves LP/Legacy Reserves Finance Corp., 6.625%, 12/1/21 144A	195,000	189
Linn Energy LLC/Linn Energy Finance Corp., 6.50%, 5/15/19	570,000	581
Linn Energy LLC/Linn Energy Finance Corp., 7.00%, 11/1/19 144A	275,000	278
Linn Energy LLC/Linn Energy Finance Corp., 7.75%, 2/1/21	252,000	266
Linn Energy LLC/Linn Energy Finance Corp., 8.625%, 4/15/20	65,000	70
Magnum Hunter Resources Corp., 9.75%, 5/15/20	315,000	340
MEG Energy Corp., 6.375%, 1/30/23 144A	300,000	302
MEG Energy Corp., 7.00%, 3/31/24 144A	50,000	51
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, 9.25%, 6/1/21	580,000	606
Northern Oil and Gas, Inc., 8.00%, 6/1/20	95,000	100
Oasis Petroleum, Inc., 6.50%, 11/1/21	480,000	514
Oasis Petroleum, Inc., 6.875%, 3/15/22 144A	245,000	260
Offshore Group Investment, Ltd., 7.50%, 11/1/19	525,000	571
Oil States International, Inc., 5.125%, 1/15/23	135,000	152
Oil States International, Inc., 6.50%, 6/1/19	165,000	176
Pacific Drilling SA, 5.375%, 6/1/20 144A	260,000	261
Pacific Drilling V, Ltd., 7.25%, 12/1/17 144A	410,000	443
Petroleum Geo-Services ASA, 7.375%, 12/15/18 144A	300,000	319
QEP Resources, Inc., 5.25%, 5/1/23	205,000	192
QEP Resources, Inc., 6.875%, 3/1/21	240,000	257
Range Resources Corp., 5.75%, 6/1/21	195,000	207
Rosetta Resources, Inc., 5.875%, 6/1/22	630,000	625
Rosetta Resources, Inc., 9.50%, 4/15/18	290,000	310
Samson Investment Co., 10.50%, 2/15/20 144A	920,000	1,003
Sanchez Energy Corp., 7.75%, 6/15/21 144A	740,000	757
SandRidge Energy, Inc., 7.50%, 3/15/21	435,000	456
SandRidge Energy, Inc., 7.50%, 2/15/23	200,000	203
SandRidge Energy, Inc., 8.125%, 10/15/22	250,000	265
SESI LLC, 6.375%, 5/1/19	265,000	283
SM Energy Co., 6.50%, 11/15/21	225,000	239
SM Energy Co., 6.50%, 1/1/23	135,000	142
SM Energy Co., 6.625%, 2/15/19	230,000	244
Swift Energy Co., 7.875%, 3/1/22	105,000	104
Swift Energy Co., 8.875%, 1/15/20	235,000	244
Trinidad Drilling, Ltd., 7.875%, 1/15/19 144A	405,000	430
Unit Corp., 6.625%, 5/15/21	240,000	253
Venoco, Inc., 8.875%, 2/15/19	130,000	128
Whiting Petroleum Corp., 5.00%, 3/15/19	1,200,000	1,227
Whiting Petroleum Corp., 5.75%, 3/15/21	190,000	197
WPX Energy, Inc., 5.25%, 1/15/17	555,000	592
WPX Energy, Inc., 6.00%, 1/15/22	270,000	270

Total		24,332

Entertainment (0.1%)
Activision Blizzard, Inc., 5.625%, 9/15/21 144A	720,000	745
AMC Entertainment, Inc., 9.75%, 12/1/20	110,000	126
DreamWorks Animation SKG, Inc., 6.875%, 8/15/20 144A	280,000	296

	Below Investment Grade Segment (7.1%)	Shares/ $ Par	Value $ (000’s)

	Entertainment continued
	Speedway Motorsports, Inc., 6.75%, 2/1/19	305,000	324
	WMG Acquisition Corp., 6.00%, 1/15/21 144A	77,000	80
	WMG Acquisition Corp., 11.50%, 10/1/18	285,000	328

	Total		1,899

	Finance (0.3%)
	AerCap Aviation Solutions BV, 6.375%, 5/30/17	275,000	298
	Air Lease Corp., 5.625%, 4/1/17	305,000	336
	Aircastle, Ltd., 4.625%, 12/15/18	160,000	161
	Aircastle, Ltd., 6.25%, 12/1/19	140,000	150
	Aircastle, Ltd., 6.75%, 4/15/17	215,000	240
	Aircastle, Ltd., 7.625%, 4/15/20	115,000	129
	Aviation Capital Group Corp., 4.625%, 1/31/18 144A	195,000	202
	AWAS Aviation Capital, Ltd., 7.00%, 10/17/16 144A	60,520	63
	Cash America International, Inc., 5.75%, 5/15/18 144A	255,000	242
	CIT Group, Inc., 5.00%, 5/15/17	225,000	240
	CIT Group, Inc., 5.00%, 8/15/22	300,000	292
	CIT Group, Inc., 5.25%, 3/15/18	755,000	810
	CIT Group, Inc., 5.375%, 5/15/20	305,000	324
	CIT Group, Inc., 5.50%, 2/15/19 144A	250,000	268
	FTI Consulting, Inc., 6.00%, 11/15/22	160,000	162
	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.00%, 8/1/20 144A	225,000	232
	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 7.75%, 1/15/16	385,000	393
	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18	150,000	156
	International Lease Finance Corp., 7.125%, 9/1/18 144A	185,000	214
	International Lease Finance Corp., 8.75%, 3/15/17	285,000	336
(d)	Lehman Brothers Holdings, Inc., 5.50%, 4/4/16	490,000	104
	Nationstar Mortgage LLC/Nationstar Capital Corp., 6.50%, 8/1/18	180,000	183
	PHH Corp., 6.375%, 8/15/21	380,000	380
	Provident Funding Associates LP/PFG Finance Corp., 6.75%, 6/15/21 144A	135,000	134
	SLM Corp., 4.875%, 6/17/19	315,000	314
	SLM Corp., 5.50%, 1/15/19	255,000	265
	SLM Corp., 6.00%, 1/25/17	365,000	395
	SLM Corp., 8.00%, 3/25/20	260,000	294
	SLM Corp., 8.45%, 6/15/18	195,000	227
	Springleaf Finance Corp., 6.00%, 6/1/20	385,000	385

	Total		7,929

	Food & Beverage (0.2%)
	ARAMARK Corp., 5.75%, 3/15/20 144A	295,000	308
	Constellation Brands, Inc., 6.00%, 5/1/22	90,000	96
	Constellation Brands, Inc., 7.25%, 9/1/16	165,000	187
	Cott Beverages, Inc., 8.125%, 9/1/18	160,000	173
	Darling Escrow Corp., 5.375%, 1/15/22 144A	95,000	96
	Dean Foods Co., 7.00%, 6/1/16	160,000	177
	JBS Finance II, Ltd., 8.25%, 1/29/18 144A	135,000	142
	JBS Investments GmbH, 7.75%, 10/28/20 144A	220,000	222
	JBS USA LLC/JBS USA Finance, Inc., 7.25%, 6/1/21 144A	420,000	437

The Accompanying Notes are an Integral Part of the Financial Statements.

178	Balanced Portfolio

Balanced Portfolio

Below Investment Grade Segment (7.1%)	Shares/ $ Par	Value $ (000’s)

Food & Beverage continued
Land O’ Lakes, Inc., 6.00%, 11/15/22 144A	330,000	340
Pilgrim’s Pride Corp., 7.875%, 12/15/18	400,000	436
Post Holdings, Inc., 6.75%, 12/1/21 144A	360,000	373
Post Holdings, Inc., 7.375%, 2/15/22 144A	55,000	59
Post Holdings, Inc., 7.375%, 2/15/22	55,000	59
Smithfield Foods, Inc., 6.625%, 8/15/22	270,000	286
Sun Merger Sub, Inc., 5.25%, 8/1/18 144A	190,000	199
Sun Merger Sub, Inc., 5.875%, 8/1/21 144A	95,000	97
TreeHouse Foods, Inc., 7.75%, 3/1/18	345,000	361

Total		4,048

Foreign Agencies (0.1%)
CITGO Petroleum Corp., 11.50%, 7/1/17 144A	270,000	296
Eksportfinans ASA, 2.00%, 9/15/15	2,000,000	1,970

Total		2,266

Gaming/Leisure/Lodging (0.2%)
Caesars Entertainment Operating Co., Inc., 8.50%, 2/15/20	465,000	448
Caesars Entertainment Operating Co., Inc., 11.25%, 6/1/17	360,000	366
Churchill Downs, Inc., 5.375%, 12/15/21 144A	80,000	81
Golden Nugget Escrow, Inc., 8.50%, 12/1/21 144A	160,000	162
MGM Resorts International, 6.625%, 12/15/21	250,000	264
MGM Resorts International, 6.75%, 10/1/20	210,000	225
MGM Resorts International, 7.625%, 1/15/17	390,000	444
MGM Resorts International, 7.75%, 3/15/22	225,000	251
MGM Resorts International, 8.625%, 2/1/19	360,000	422
NCL Corp., Ltd., 5.00%, 2/15/18	100,000	103
RHP Hotel Properties LP/RHP Finance Corp., 5.00%, 4/15/21	115,000	114
Royal Caribbean Cruises, Ltd., 5.25%, 11/15/22	140,000	140
Scientific Games International, Inc., 6.25%, 9/1/20	345,000	354
Scientific Games International, Inc., 9.25%, 6/15/19	165,000	177
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, 5.875%, 5/15/21 144A	265,000	260

Total		3,811

Healthcare (0.4%)
Biomet, Inc., 6.50%, 8/1/20	285,000	299
CHS/Community Health Systems, Inc., 5.125%, 8/15/18	200,000	207
CHS/Community Health Systems, Inc., 7.125%, 7/15/20	300,000	311
CHS/Community Health Systems, Inc., 8.00%, 11/15/19	390,000	423
Fresenius Medical Care US Finance II, Inc., 5.625%, 7/31/19 144A	635,000	686
Fresenius Medical Care US Finance II, Inc., 5.875%, 1/31/22 144A	665,000	702
Fresenius Medical Care US Finance, Inc., 6.50%, 9/15/18 144A	65,000	73
HCA Holdings, Inc., 6.25%, 2/15/21	350,000	366
HCA Holdings, Inc., 7.75%, 5/15/21	240,000	262
HCA, Inc., 5.875%, 3/15/22	770,000	795

	Below Investment Grade Segment (7.1%)	Shares/ $ Par	Value $ (000’s)

	Healthcare continued
	HCA, Inc., 6.50%, 2/15/20	455,000	500
	HCA, Inc., 7.25%, 9/15/20	510,000	556
	HCA, Inc., 7.875%, 2/15/20	130,000	140
	HCA, Inc., 8.00%, 10/1/18	190,000	224
	Health Management Associates, Inc., 6.125%, 4/15/16	560,000	620
	Health Management Associates, Inc., 7.375%, 1/15/20	150,000	168
(c)	Healthcare Technology Intermediate, Inc., 7.375%, 9/1/18 144A	130,000	135
	Hologic, Inc., 6.25%, 8/1/20	80,000	84
	Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/1/19	305,000	343
	LifePoint Hospitals, Inc., 5.50%, 12/1/21 144A	190,000	191
	Prospect Medical Holdings, Inc., 8.375%, 5/1/19 144A	375,000	402
	Tenet Healthcare Corp., 4.375%, 10/1/21	705,000	663
	Tenet Healthcare Corp., 4.50%, 4/1/21	200,000	190
	Tenet Healthcare Corp., 6.00%, 10/1/20 144A	190,000	198
	Tenet Healthcare Corp., 6.25%, 11/1/18	405,000	449
	Tenet Healthcare Corp., 6.75%, 2/1/20	250,000	256
	Tenet Healthcare Corp., 8.125%, 4/1/22	285,000	307
	WellCare Health Plans, Inc., 5.75%, 11/15/20	160,000	164

	Total		9,714

	Insurance (0.0%)
	Centene Corp., 5.75%, 6/1/17	440,000	468
	Hockey Merger Sub 2, Inc., 7.875%, 10/1/21 144A	380,000	390

	Total		858

	Media (0.7%)
	CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, 3/15/21 144A	515,000	492
	CCO Holdings LLC/CCO Holdings Capital Corp., 6.50%, 4/30/21	150,000	154
	CCO Holdings LLC/CCO Holdings Capital Corp., 7.00%, 1/15/19	225,000	237
	CCO Holdings LLC/CCO Holdings Capital Corp., 7.375%, 6/1/20	280,000	303
	Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.125%, 12/15/21 144A	290,000	272
	Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375%, 9/15/20 144A	405,000	415
	CSC Holdings LLC, 6.75%, 11/15/21	635,000	684
	CSC Holdings LLC, 7.625%, 7/15/18	170,000	194
	CSC Holdings LLC, 7.875%, 2/15/18	105,000	120
	CSC Holdings LLC, 8.625%, 2/15/19	300,000	352
	DISH DBS Corp., 4.25%, 4/1/18	585,000	597
	DISH DBS Corp., 5.00%, 3/15/23	265,000	247
	DISH DBS Corp., 5.125%, 5/1/20	390,000	391
	DISH DBS Corp., 5.875%, 7/15/22	265,000	265
	DISH DBS Corp., 6.75%, 6/1/21	520,000	551
	DISH DBS Corp., 7.875%, 9/1/19	485,000	555
	Gannett Co., 5.125%, 10/15/19 144A	190,000	198
	Gannett Co., 5.125%, 7/15/20 144A	235,000	238
	Gray Television, Inc., 7.50%, 10/1/20	160,000	170
	Hughes Satellite Systems Corp., 6.50%, 6/15/19	375,000	406

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	179

Balanced Portfolio

Below Investment Grade Segment (7.1%)	Shares/ $ Par	Value $ (000’s)

Media continued
Hughes Satellite Systems Corp., 7.625%, 6/15/21	165,000	184
IAC/InterActiveCorp., 4.875%, 11/30/18 144A	160,000	164
Inmarsat Finance PLC, 7.375%, 12/1/17 144A	115,000	120
Intelsat Jackson Holdings SA, 7.25%, 4/1/19	360,000	389
Intelsat Jackson Holdings SA, 7.25%, 10/15/20	295,000	323
Intelsat Jackson Holdings SA, 8.50%, 11/1/19	500,000	546
Intelsat Luxembourg SA, 7.75%, 6/1/21 144A	445,000	477
LIN Television Corp., 6.375%, 1/15/21	210,000	218
Mediacom LLC/Mediacom Capital Corp., 9.125%, 8/15/19	435,000	470
Netflix, Inc., 5.375%, 2/1/21 144A	160,000	162
Nexstar Finance, Inc., 6.875%, 11/15/20	95,000	102
Nielsen Finance LLC/Nielsen Finance Co., 7.75%, 10/15/18	290,000	313
Outerwall, Inc., 6.00%, 3/15/19	420,000	428
RR Donnelley & Sons Co., 7.00%, 2/15/22	95,000	102
RR Donnelley & Sons Co., 7.875%, 3/15/21	155,000	172
Sinclair Television Group, Inc., 5.375%, 4/1/21	325,000	320
Sinclair Television Group, Inc., 6.125%, 10/1/22	220,000	222
Sinclair Television Group, Inc., 6.375%, 11/1/21 144A	130,000	135
Sirius XM Holdings, Inc., 4.25%, 5/15/20 144A	155,000	146
Sirius XM Holdings, Inc., 4.625%, 5/15/23 144A	130,000	118
Sirius XM Holdings, Inc., 5.75%, 8/1/21 144A	250,000	253
Sirius XM Holdings, Inc., 5.875%, 10/1/20 144A	285,000	291
Starz LLC/Starz Finance Corp., 5.00%, 9/15/19 144A	105,000	107
Starz LLC/Starz Finance Corp., 5.00%, 9/15/19	150,000	153
Univision Communications, Inc., 6.75%, 9/15/22 144A	255,000	279
Univision Communications, Inc., 7.875%, 11/1/20 144A	725,000	797
UPCB Finance III, Ltd., 6.625%, 7/1/20 144A	360,000	382
UPCB Finance V, Ltd., 7.25%, 11/15/21 144A	505,000	548
Videotron, Ltd., 5.00%, 7/15/22	375,000	367
Virgin Media Finance PLC, 8.375%, 10/15/19	74,000	81
Virgin Media Secured Finance PLC, 5.375%, 4/15/21 144A	330,000	330

Total		15,540

Metals & Mining (0.4%)
AK Steel Corp., 7.625%, 5/15/20	125,000	125
AK Steel Corp., 8.75%, 12/1/18	300,000	335
Aleris International, Inc., 7.625%, 2/15/18	220,000	233
Aleris International, Inc., 7.875%, 11/1/20	210,000	223
Alpha Natural Resources, Inc., 6.00%, 6/1/19	450,000	388

	Below Investment Grade Segment (7.1%)	Shares/ $ Par	Value $ (000’s)

	Metals & Mining continued
	ArcelorMittal, 5.75%, 8/5/20	235,000	250
	ArcelorMittal, 6.00%, 3/1/21	250,000	265
	ArcelorMittal, 6.125%, 6/1/18	665,000	730
	ArcelorMittal, 6.75%, 2/25/22	405,000	440
	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.25%, 12/15/17	315,000	329
	CONSOL Energy, Inc., 8.00%, 4/1/17	300,000	316
	CONSOL Energy, Inc., 8.25%, 4/1/20	415,000	449
	FMG Resources (August 2006) Pty, Ltd., 6.00%, 4/1/17 144A	225,000	239
	FMG Resources (August 2006) Pty, Ltd., 6.875%, 2/1/18 144A	165,000	174
	FMG Resources (August 2006) Pty, Ltd., 6.875%, 4/1/22 144A	1,065,000	1,161
	FMG Resources (August 2006) Pty, Ltd., 8.25%, 11/1/19 144A	320,000	359
	FQM Akubra, Inc., 7.50%, 6/1/21 144A	80,000	83
	GrafTech International, Ltd., 6.375%, 11/15/20	120,000	123
	HudBay Minerals, Inc., 9.50%, 10/1/20 144A	15,000	15
	HudBay Minerals, Inc., 9.50%, 10/1/20	145,000	149
	KGHM International, Ltd., 7.75%, 6/15/19 144A	245,000	258
	Molycorp, Inc., 6.00%, 9/1/17	310,000	249
	Molycorp, Inc., 10.00%, 6/1/20	305,000	303
	New Gold, Inc., 6.25%, 11/15/22 144A	240,000	232
(c),(n)	Patriot Coal Corp., 15.00%, 12/15/23	83,070	133
	Peabody Energy Corp., 4.75%, 12/15/41	815,000	641
	Peabody Energy Corp., 6.00%, 11/15/18	305,000	325
	Peabody Energy Corp., 6.25%, 11/15/21	575,000	581
	Peabody Energy Corp., 6.50%, 9/15/20	305,000	321
	Rain CII Carbon LLC/CII Carbon Corp., 8.25%, 1/15/21 144A	100,000	102
	Severstal Columbus LLC, 10.25%, 2/15/18	185,000	196
	Steel Dynamics, Inc., 6.125%, 8/15/19	135,000	146
	Steel Dynamics, Inc., 6.375%, 8/15/22	135,000	146
	Thompson Creek Metals Co., Inc., 7.375%, 6/1/18	240,000	205
	United States Steel Corp., 7.375%, 4/1/20	220,000	237
	Vedanta Resources PLC, 6.00%, 1/31/19 144A	220,000	213

	Total		10,674

	Oil & Gas (0.1%)
	Northern Tier Energy LLC/Northern Tier Finance Corp., 7.125%, 11/15/20	140,000	146
	PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 2/15/20	590,000	640
	Tesoro Corp., 4.25%, 10/1/17	140,000	146
	Tesoro Corp., 5.375%, 10/1/22	140,000	142
	Ultra Petroleum Corp., 5.75%, 12/15/18 144A	140,000	144
	Western Refining, Inc., 6.25%, 4/1/21	162,000	163

	Total		1,381

	Other Holdings (–%)
(d),(n)	General Motors Co. Escrow, 7.20%, 1/15/14	200,000	-
(d),(n)	General Motors Co. Escrow, 8.375%, 7/15/33	1,090,000	-

	Total		-

The Accompanying Notes are an Integral Part of the Financial Statements.

180	Balanced Portfolio

Balanced Portfolio

	Below Investment Grade Segment (7.1%)	Shares/ $ Par	Value $ (000’s)

	Pharmaceuticals (0.2%)
	Auxilium Pharmaceuticals, Inc., 1.50%, 7/15/18	365,000	403
(c)	Capsugel SA, 7.00%, 5/15/19 144A	110,000	112
	Endo Finance Co., 5.75%, 1/15/22 144A	315,000	317
	Endo Health Solutions, Inc., 7.00%, 7/15/19	90,000	96
	Endo Health Solutions, Inc., 7.25%, 1/15/22	160,000	171
	Forest Laboratories, Inc., 5.00%, 12/15/21 144A	720,000	723
	Salix Pharmaceuticals, Ltd., 6.00%, 1/15/21 144A	115,000	118
	Valeant Pharmaceuticals International, 6.375%, 10/15/20 144A	135,000	142
	Valeant Pharmaceuticals International, 6.50%, 7/15/16 144A	101,000	104
	Valeant Pharmaceuticals International, 6.75%, 10/1/17 144A	735,000	783
	Valeant Pharmaceuticals International, 6.75%, 8/15/18 144A	378,000	415
	Valeant Pharmaceuticals International, 6.875%, 12/1/18 144A	1,040,000	1,113
	Valeant Pharmaceuticals International, 5.625%, 12/1/21 144A	160,000	161

	Total		4,658

	Pipelines (0.5%)
	Access Midstream Partners LP/ACMP Finance Corp., 6.125%, 7/15/22	175,000	187
	Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., 6.625%, 10/1/20	270,000	282
	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.00%, 12/15/20	160,000	165
	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.125%, 3/1/22 144A	125,000	128
	El Paso LLC, 7.00%, 6/15/17	515,000	582
	El Paso LLC, 7.25%, 6/1/18	515,000	588
	El Paso Pipeline Partners Operating Co. LLC, 4.70%, 11/1/42	280,000	240
	El Paso Pipeline Partners Operating Co. LLC, 5.00%, 10/1/21	1,535,000	1,608
	Energy Transfer Equity LP, 7.50%, 10/15/20	355,000	399
	Genesis Energy LP/Genesis Energy Finance Corp., 5.75%, 2/15/21	235,000	238
	Hiland Partners LP/Hiland Partners Finance Corp., 7.25%, 10/1/20 144A	265,000	284
	Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18 144A	910,000	997
	Kinder Morgan, Inc., 5.00%, 2/15/21 144A	675,000	665
	Kinder Morgan, Inc., 5.625%, 11/15/23 144A	575,000	557
	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.25%, 6/15/22	218,000	231
	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.75%, 11/1/20	145,000	157
	NGL Energy Partners LP/NGL Energy Finance Corp., 6.875%, 10/15/21 144A	235,000	241
	Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, 6.50%, 5/15/21 144A	95,000	98
	Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, 8.375%, 6/1/20	268,000	295

Below Investment Grade Segment (7.1%)	Shares/ $ Par	Value $ (000’s)

Pipelines continued
Regency Energy Partners LP/Regency Energy Finance Corp., 4.50%, 11/1/23	155,000	141
Regency Energy Partners LP/Regency Energy Finance Corp., 5.75%, 9/1/20	315,000	325
Sabine Pass Liquefaction LLC, 5.625%, 2/1/21 144A	390,000	381
Sabine Pass Liquefaction LLC, 5.625%, 4/15/23 144A	295,000	276
Sabine Pass Liquefaction LLC, 6.25%, 3/15/22 144A	550,000	546
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.25%, 11/15/23 144A	890,000	797
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.375%, 8/1/22	124,000	131
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.875%, 10/1/20 144A	155,000	158
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.875%, 10/1/20	145,000	148
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.125%, 10/15/21	225,000	232

Total		11,077

Real Estate Investment Trusts (0.0%)
MPT Operating Partnership LP/MPT Finance Corp., 6.375%, 2/15/22	250,000	259
MPT Operating Partnership LP/MPT Finance Corp., 6.875%, 5/1/21	235,000	251
Pennymac Corp., 5.375%, 5/1/20 144A	305,000	292

Total		802

Services (0.1%)
The ADT Corp., 6.25%, 10/15/21 144A	400,000	420
APX Group, Inc., 8.75%, 12/1/20 144A	155,000	158
Clean Harbors, Inc., 5.125%, 6/1/21	100,000	101
Clean Harbors, Inc., 5.25%, 8/1/20	190,000	196
The Geo Group, Inc., 5.875%, 1/15/22 144A	190,000	188
The Geo Group, Inc., 6.625%, 2/15/21	220,000	233
Mobile Mini, Inc., 7.875%, 12/1/20	485,000	537
QVC, Inc., 5.125%, 7/2/22	105,000	104
QVC, Inc., 7.375%, 10/15/20 144A	195,000	210
Service Corp. International, 4.50%, 11/15/20	120,000	116
Service Corp. International, 7.00%, 5/15/19	205,000	219
Service Corp. International, 8.00%, 11/15/21	110,000	126

Total		2,608

Technology (0.4%)
ACI Worldwide, Inc., 6.375%, 8/15/20 144A	95,000	99
Alcatel-Lucent USA, Inc., 4.625%, 7/1/17 144A	155,000	155
Alcatel-Lucent USA, Inc., 6.75%, 11/15/20 144A	190,000	197
Amkor Technology, Inc., 6.375%, 10/1/22	165,000	170
Amkor Technology, Inc., 6.625%, 6/1/21	280,000	290
Audatex North America, Inc., 6.00%, 6/15/21 144A	595,000	623
Audatex North America, Inc., 6.125%, 11/1/23 144A	160,000	165
BMC Software Finance, Inc., 8.125%, 7/15/21 144A	285,000	294

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	181

Balanced Portfolio

Below Investment Grade Segment (7.1%)	Shares/ $ Par	Value $ (000’s)

Technology continued
Denali Borrower LLC/Denali Finance Corp., 5.625%, 10/15/20 144A	502,000	498
Equinix, Inc., 7.00%, 7/15/21	245,000	268
First Data Corp., 6.75%, 11/1/20 144A	305,000	317
First Data Corp., 7.375%, 6/15/19 144A	400,000	427
First Data Corp., 8.25%, 1/15/21 144A	170,000	181
First Data Corp., 11.25%, 1/15/21 144A	375,000	414
First Data Corp., 11.75%, 8/15/21 144A	610,000	643
Freescale Semiconductor, Inc., 5.00%, 5/15/21 144A	520,000	506
Freescale Semiconductor, Inc., 6.00%, 1/15/22 144A	160,000	162
Iron Mountain, Inc., 7.75%, 10/1/19	255,000	284
Iron Mountain, Inc., 8.375%, 8/15/21	28,000	30
JDS Uniphase Corp., 0.625%, 8/15/33 144A	275,000	277
NCR Corp., 4.625%, 2/15/21	580,000	555
NCR Corp., 5.00%, 7/15/22	85,000	81
NCR Escrow Corp., 5.875%, 12/15/21 144A	455,000	464
NCR Escrow Corp., 6.375%, 12/15/23 144A	480,000	490
SunGard Data Systems, Inc., 7.375%, 11/15/18	380,000	402
SunGard Data Systems, Inc., 7.625%, 11/15/20	240,000	262
Trans Union LLC/TransUnion Financing Corp., 11.375%, 6/15/18	290,000	316

Total		8,570

Telecommunications (0.8%)
CenturyLink, Inc., 5.15%, 6/15/17	465,000	499
CenturyLink, Inc., 5.625%, 4/1/20	450,000	458
CenturyLink, Inc., 5.80%, 3/15/22	355,000	351
CenturyLink, Inc., 6.45%, 6/15/21	1,385,000	1,440
Clearwire Communications LLC/Clearwire Finance, Inc., 8.25%, 12/1/40 144A	195,000	224
Cricket Communications, Inc., 7.75%, 10/15/20	540,000	616
Digicel Group, Ltd., 8.25%, 9/30/20 144A	290,000	300
Digicel, Ltd., 6.00%, 4/15/21 144A	300,000	289
Frontier Communications Corp., 8.125%, 10/1/18	105,000	120
Frontier Communications Corp., 8.50%, 4/15/20	385,000	431
Frontier Communications Corp., 8.75%, 4/15/22	160,000	178
Frontier Communications Corp., 9.25%, 7/1/21	230,000	265
GCI, Inc., 8.625%, 11/15/19	555,000	590
MetroPCS Wireless, Inc., 6.25%, 4/1/21 144A	650,000	674
MetroPCS Wireless, Inc., 6.625%, 11/15/20	245,000	260
MetroPCS Wireless, Inc., 6.625%, 4/1/23 144A	300,000	310
SBA Communications Corp., 5.625%, 10/1/19	250,000	257
SBA Telecommunications, Inc., 5.75%, 7/15/20	200,000	208
SBA Telecommunications, Inc., 8.25%, 8/15/19	150,000	161
SoftBank Corp., 4.50%, 4/15/20 144A	320,000	312
Sprint Capital Corp., 6.90%, 5/1/19	330,000	360
Sprint Communications, Inc., 6.00%, 11/15/22	1,500,000	1,462
Sprint Communications, Inc., 7.00%, 8/15/20	700,000	758

	Below Investment Grade Segment (7.1%)	Shares/ $ Par	Value $ (000’s)

	Telecommunications continued
	Sprint Communications, Inc., 8.375%, 8/15/17	575,000	666
	Sprint Communications, Inc., 9.00%, 11/15/18 144A	540,000	651
	Sprint Communications, Inc., 9.125%, 3/1/17	225,000	264
	Sprint Communications, Inc., 11.50%, 11/15/21	295,000	386
	Sprint Corp., 7.125%, 6/15/24 144A	155,000	157
	Sprint Corp., 7.25%, 9/15/21 144A	630,000	676
	Sprint Corp., 7.875%, 9/15/23 144A	475,000	511
	Telecom Italia Capital SA, 7.175%, 6/18/19	250,000	281
	T-Mobile USA, Inc., 6.125%, 1/15/22	285,000	290
	T-Mobile USA, Inc., 6.542%, 4/28/20	605,000	643
	T-Mobile USA, Inc., 6.633%, 4/28/21	455,000	479
	T-Mobile USA, Inc., 6.731%, 4/28/22	215,000	224
	T-Mobile USA, Inc., 6.836%, 4/28/23	180,000	187
	tw telecom holdings, inc., 5.375%, 10/1/22 144A	190,000	187
	Wind Acquisition Finance SA, 6.50%, 4/30/20 144A	390,000	415
(c)	Wind Acquisition Holding Finance SA, 12.25%, 7/15/17 144A	658,188	693
	Windstream Corp., 6.375%, 8/1/23	265,000	248
	Windstream Corp., 7.75%, 10/15/20	540,000	573
	Windstream Corp., 7.75%, 10/1/21	285,000	302
	Windstream Corp., 7.875%, 11/1/17	225,000	257

	Total		18,613

	Transportation (0.0%)
	The Hertz Corp., 4.25%, 4/1/18	60,000	62
	The Hertz Corp., 5.875%, 10/15/20	105,000	109
	United Airlines, Inc., 6.75%, 9/15/15 144A	295,000	304
	United Continental Holdings, Inc., 6.00%, 12/1/20	475,000	474
	United Continental Holdings, Inc., 8.00%, 7/15/24	160,000	160

	Total		1,109

	Total Below Investment Grade Segment
	(Cost: $160,691)		167,149

	Investment Companies (49.3%)

	Domestic Equity (35.5%)
	iShares Russell 2000 ETF	45,970	5,301
	iShares Russell Mid-Cap ETF	41,662	6,249
(q)	Northwestern Mutual Series Fund, Inc., Domestic Equity Portfolio	53,683,532	69,144
(q)	Northwestern Mutual Series Fund, Inc., Equity Income Portfolio	39,786,955	68,513
(q)	Northwestern Mutual Series Fund, Inc., Focused Appreciation Portfolio	26,996,424	72,512
(q)	Northwestern Mutual Series Fund, Inc., Growth Stock Portfolio	50,207,972	147,712
(q)	Northwestern Mutual Series Fund, Inc., Large Cap Blend Portfolio	66,029,557	68,539

The Accompanying Notes are an Integral Part of the Financial Statements.

182	Balanced Portfolio

Balanced Portfolio

	Investment Companies (49.3%)	Shares/ $ Par	Value $ (000’s)

	Domestic Equity continued
(q)	Northwestern Mutual Series Fund, Inc., Large Cap Core Stock Portfolio	40,143,031	68,283
(q)	Northwestern Mutual Series Fund, Inc., Large Company Value Portfolio	63,879,740	68,288
(q)	Northwestern Mutual Series Fund, Inc., Mid Cap Growth Stock Portfolio	23,943,013	93,952
(q)	Northwestern Mutual Series Fund, Inc., Mid Cap Value Portfolio	55,845,057	93,373
(q)	Northwestern Mutual Series Fund, Inc., Small Cap Growth Stock Portfolio	12,736,981	33,065
(q)	Northwestern Mutual Series Fund, Inc., Small Cap Value Portfolio	13,006,517	31,892
	SPDR S&P MidCap 400 ETF Trust	57,023	13,925

	Total		840,748

	Fixed Income (0.1%)
	iShares iBoxx $ Investment Grade Corporate Bond ETF	16,700	1,907

	Total		1,907

	Foreign Equity (13.7%)
	iShares MSCI China ETF	368,000	17,745
	iShares MSCI EAFE ETF	98,700	6,619
	iShares MSCI Emerging Markets ETF	240,100	10,029
	iShares MSCI South Korea Capped ETF	62,700	4,055
(q)	Northwestern Mutual Series Fund, Inc., Emerging Markets Portfolio	19,756,351	19,638
(q)	Northwestern Mutual Series Fund, Inc., International Equity Portfolio	33,551,463	71,464
(q)	Northwestern Mutual Series Fund, Inc., Research International Core Portfolio	161,202,742	159,107
	Vanguard FTSE Developed Markets ETF	488,415	20,357
	Vanguard FTSE Emerging Markets ETF	338,350	13,920

	Total		322,934

	Total Investment Companies
	(Cost: $1,019,319)		1,165,589

	Short-Term Investments (8.1%)
	Commercial Paper (8.1%)
(b)	Alpine Securitization Corp., 0.12%, 1/13/14 144A	10,000,000	10,000
(b)	Alpine Securitization Corp., 0.12%, 1/16/14 144A	10,000,000	10,000
(b)	Atlantic Asset Securitization LLC, 0.13%, 1/13/14 144A	10,000,000	10,000
	Atlantic Asset Securitization LLC, 0.13%, 1/24/14 144A	10,000,000	9,999

	Short-Term Investments (8.1%)	Shares/ $ Par	Value $ (000’s)

	Commercial Paper continued
(b)	Atlantic Asset Securitization LLC, 0.17%, 2/3/14 144A	5,000,000	4,999
	Federal Home Loan Bank, 0.06%, 2/21/14	5,000,000	5,000
	Federal Home Loan Bank, 0.06%, 3/31/14	2,900,000	2,899
(b)	General Electric Capital Corp., 0.938%, 4/24/14	10,000,000	10,022
	Govco LLC, 0.15%, 2/4/14 144A	8,600,000	8,599
	Govco LLC, 0.17%, 3/18/14 144A	10,000,000	9,995
(b)	Johnson Controls, Inc., 0.20%, 1/6/14 144A	10,000,000	10,000
(b)	Kellogg Co., 0.13%, 1/7/14 144A	10,000,000	10,000
(b)	Kellogg Co., 0.14%, 1/3/14 144A	10,000,000	10,000
(b)	Liberty Street Funding LLC, 0.12%, 1/7/14 144A	10,000,000	10,000
	Sheffield Receivables Corp., 0.14%, 1/27/14 144A	10,000,000	9,999
(b)	Sheffield Receivables Corp., 0.15%, 1/10/14 144A	10,000,000	10,000
(b)	Thunder Bay Funding LLC, 0.15%, 3/27/14 144A	20,000,000	19,989
(b)	Toronto Dominion Holdings USA, Inc., 0.13%, 1/9/14 144A	10,000,000	10,000
(b)	Wal-Mart Stores, Inc., 0.06%, 1/6/14 144A	10,000,000	10,000
	Wells Fargo & Co., 0.13%, 2/10/14	10,000,000	9,999

	Total		191,500

	Total Short-Term Investments
	(Cost: $191,480)		191,500

	Total Investments (103.3%)
	(Cost: $2,282,242)(a)		2,444,478

	Other Assets, Less
	Liabilities (-3.3%)		(78,193)

	Net Assets (100.0%)		2,366,285

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	183

Balanced Portfolio

*	Non-Income Producing

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013 the value of these securities (in thousands) was $248,506 representing 10.5% of the net assets.

IO — Interest Only Security

GO — General Obligation

RB — Revenue Bond

FHA — Federal Housing Authority

GNMA — Government National Mortgage Association

PSF — Permanent School Fund

(a)	At December 31, 2013, the aggregate cost of securities for federal tax purposes (in thousands) was $2,286,329 and the net unrealized appreciation of investments based on that cost was $158,149 which is comprised of $177,378 aggregate gross unrealized appreciation and $19,229 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 500 Mini Index Futures (Long) (Total Notional Value at December 31, 2013, $28,988)	327	3/14	$1,113
US Five Year Treasury Note Futures (Long) (Total Notional Value at December 31, 2013, $31,521)	261	3/14	(381)
US Long Treasury Bond Futures (Short) (Total Notional Value at December 31, 2013, $28,661)	219	3/14	560
US Ten Year Treasury Note Futures (Short) (Total Notional Value at December 31, 2013, $23,823)	190	3/14	443
US Two Year Treasury Note Futures (Long) (Total Notional Value at December 31, 2013, $19,821)	90	3/14	(38)

(c)	PIK — Payment In Kind

(d)	Defaulted Security

(f)	Foreign Bond — par value is foreign denominated

— Federative Republic — Brazilian Real

(g)	All or portion of the securities have been loaned. See Note 4G in the Notes to Financial Statements.

(h)	Forward foreign currency contracts outstanding on December 31, 2013

Type	Counterparty	Currency	Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	Barclays Bank PLC	BRL	1,550	2/14	$20	$-	$20

					$20	$-	$20

BRL — Brazilian Real

(n)	Security valued in good faith by the Board of Directors.

(q)	Affiliated Company

The Accompanying Notes are an Integral Part of the Financial Statements.

184	Balanced Portfolio

Balanced Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2013. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks and warrants	$-	$-	$74
Preferred Stocks
Financials	-	341	-
Other Holdings	1,700	-	-
Government & Agency Bonds	-	296,281	-
Foreign Bonds	-	688	-
Municipal Bonds	-	20,842	-
Corporate Bonds	-	418,704	133
Structured Products	-	338,963	9,663
Investment Companies	1,165,589	-	-
Short-Term Investments	-	191,500	-
Other Financial Instruments^
Futures	2,116	-	-
Forward Currency Contracts	-	20	-
Total Assets	$1,169,405	$1,267,339	$9,870
Liabilities:
Other Financial Instruments^
Futures	$(419)	$-	$-
Total Liabilities	$(419)	$-	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	185

Asset Allocation Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Realize as high a level of total return as is consistent with reasonable investment risk.	Invest in the stock, bond and money market sectors, attempting to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions.	$261 million

Portfolio Overview

Mason Street Advisors, LLC is the investment adviser for the Asset Allocation Portfolio (the “Portfolio”). The Portfolio invests in the stock, bond and money market sectors. The Portfolio is tactically and strategically managed to capitalize on changing financial markets and economic conditions following a flexible policy of allocating assets across the three market sectors. The Portfolio operates as a “fund of funds” to gain the Portfolio’s equity exposure by investing in one or more of the equity and international portfolios of Northwestern Mutual Series Fund, Inc. (each an “Underlying Portfolio”). The Portfolio’s fixed income or debt exposure will generally consist primarily of investment grade debt securities with maturities exceeding one year, although the Portfolio may invest up to 20% of its total net assets in non-investment grade debt securities (often called “junk bonds”). Under normal market conditions, the Portfolio’s equity exposure will typically range between 55-75% of assets.

Market Overview

The equity markets posted strong gains during 2013, outpacing the growth of corporate profits. Slow economic growth and mild inflation prompted the U.S. Federal Reserve (the “Fed”) to continue its bond purchasing program during 2013, although Fed policy contributed to uncertainty during the second half of the year. In May, the Fed discussed reducing bond purchases, which led to several months of volatility across the globe. In September, the Fed surprised investors by announcing the continuation of its bond purchasing. Markets rallied on the news, while improving economic growth late in the year increased investors’ optimism. In that environment, small cap stocks led the market, followed by shares of mid and large sized companies. For the year, returns for the S&P 500®, MidCap 400® and SmallCap 600® Indices were 32.39%, 33.50% and 41.31%, respectively.

The broad bond market, as measured by the Barclays® U.S. Aggregate Index, posted a negative return during 2013, as rising interest rates and volatility weighed on annual returns. Slow economic growth and low inflation drove interest rates lower during the first half of the year, while uncertainty about monetary policy led to bond market volatility during the second half of the year.

Portfolio Results

The Portfolio returned 16.67% for the twelve months ended December 31, 2013, trailing the 32.39% return of the broad stock market, as measured by the S&P 500® Index. The Portfolio also trailed the Asset Allocation Portfolio Blended Composite Benchmark return of 18.57%. (The benchmark weights are detailed in the “Benchmark Definitions” section of this annual report.) The Mixed-Asset Target Allocation Growth Funds peer group had an average return of 19.36% in 2013, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

The equity portion of the Portfolio drove the Portfolio’s positive absolute return in 2013. In terms of relative performance, both security selection and asset allocation effects detracted from performance. Security selection in the domestic equity allocation was the largest drag on relative performance this year, as meaningful underperformance from the small cap and mid cap segments of the Portfolio weighed on relative results.

Asset allocation decisions also detracted from the Portfolio’s relative results due to somewhat conservative positioning, expressed by a modest underweight to equities and overweight to fixed income for most of the year. Nevertheless, an overweight allocation to the emerging markets segment of the Portfolio during the second half of the year helped relative performance.

During the period, equity futures contracts and fixed income futures contracts were used for cash management purposes. Fixed income futures (various Treasury contracts) were also used as a tool in managing the Portfolio’s duration and yield curve exposure. The Portfolio’s use of derivatives did not have a significant effect on the Portfolio’s relative results during 2013.

Portfolio Manager Outlook

We are taking a cautious view heading into 2014. In 2013, the rapid advance of the stock market outpaced the speed of earnings growth, which made stocks more expensive than they were at the beginning of the year. Investors’ expectations for earnings and economic growth are also elevated, which could lead to disappointment. For fixed income, we believe that interest rates are likely to continue to rise during 2014, which would be a negative backdrop for the bond market. We believe there are risks that cloud the economic outlook, including uncertainty around the Fed’s pace for withdrawing its unprecedented economic stimulus program and the economy’s ability to grow without the Fed’s support. While the improving labor market and the potential for stability in fiscal policy may help stabilize the economy, the economic outcomes from shifting monetary policy are highly uncertain, which could lead to a volatile market environment.

186	Asset Allocation Portfolio

Asset Allocation Portfolio (unaudited)

As such, we will start 2014 with a slight underweight to U.S. equity markets. We also anticipate holding a larger relative position in emerging market and developed market foreign equities, as the relative valuations of those markets are more attractive to us than they have been in the recent past.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2013
	1 Year	5 Years	10 Years
Asset Allocation Portfolio	16.67%	13.20%	6.28%
S&P 500® Index	32.39%	17.94%	7.40%
Barclays® U.S. Aggregate Index	-2.02%	4.44%	4.55%
Asset Allocation Portfolio Blended Composite Benchmark	18.57%	14.59%	7.46%
Lipper® Variable Insurance Products (VIP) Mixed Asset Target Allocation Growth Funds Average	19.36%	13.98%	6.74%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/03. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small cap stocks also may carry additional risk. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both volatile and more speculative. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds.

Currently, interest rates are at unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

The Portfolio may obtain its exposure to domestic and foreign equity securities by investing in other Series Fund portfolios (Underlying Portfolios). Each of the Underlying Portfolios has its own investment risks, and the Portfolio is indirectly exposed to all the risks of the Underlying Portfolios in which it invests, including that risk that an Underlying Portfolio will not perform as expected. To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio, it will be particularly sensitive to the risks associated with that Underlying Portfolio may have a significant effect on the Portfolio’s net asset value. The Portfolio will bear a pro rata share of the Underlying Portfolio’s expenses.

The Portfolio may use derivative instruments to gain exposure to certain markets, sectors or regions as alternatives to direct investments, to adjust the Portfolio duration, to provide increased flexibility in asset allocation, to earn income and to otherwise seek to enhance returns or to hedge foreign currency exposure. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those investments.

Asset Allocation Portfolio	187

Asset Allocation Portfolio (unaudited)

Top 5 Equity Holdings 12/31/13

Security Description	% of Net Assets
Northwestern Mutual Series Fund, Inc., Research International Core Portfolio	9.3%
Northwestern Mutual Series Fund, Inc., Growth Stock Portfolio	7.7%
Northwestern Mutual Series Fund, Inc., Mid Cap Growth Stock Portfolio	4.8%
Northwestern Mutual Series Fund, Inc., Mid Cap Value Portfolio	4.8%
Northwestern Mutual Series Fund, Inc., International Equity Portfolio	4.2%

Top 5 Fixed Income Holdings 12/31/13

Security Description	% of Net Assets
US Treasury, Various	6.7%
Federal Home Loan Mortgage Corp., Various	4.0%
Federal National Mortgage Association, Various	2.2%
Sprint Communications, Inc., Various	0.2%
General Motors Financial Co., Various	0.2%

Sector Allocation 12/31/13

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

188	Asset Allocation Portfolio

Asset Allocation Portfolio

Schedule of Investments

December 31, 2013

	Domestic Common Stocks and Warrants (0.0%)	Shares/ $ Par	Value $ (000’s)

	Materials (0.0%)
(n)*	NewPage Group, Inc.	220	21

	Total		21

	Metals & Mining (0.0%)
(m),(n)*	Patriot Coal Corp. - Class A	31	-
(n)*	Patriot Coal Corp. Warrants	552	1

	Total		1

	Total Domestic Common Stocks and Warrants
	(Cost: $23)		22

	Preferred Stocks (0.1%)

	Energy (0.0%)
	SandRidge Energy, Inc., 8.50%, 12/31/49	400	43

	Total		43

	Financials (0.1%)
	Ally Financial, Inc, 7.00%, 12/31/49 144A	91	87
	Ally Financial, Inc., 8.50%, 12/31/49	4,589	123
	GMAC Capital Trust I, 8.125%, 2/15/40	1,703	46

	Total		256

	Metals & Mining (0.0%)
	Thompson Creek Metals Co., 6.50%, 5/15/15	1,455	19

	Total		19

	Telecommunications (0.0%)
*	Crown Castle International Corp., 4.50%, 11/1/16	100	10

	Total		10

	Total Preferred Stocks
	(Cost: $296)		328

	Investment Grade Segment (6.0%)

	Aerospace & Defense (0.1%)
	BAE Systems Holdings, Inc., 6.375%, 6/1/19 144A	15,000	17
	Boeing Capital Corp., 2.125%, 8/15/16	35,000	36
	General Dynamics Corp., 2.25%, 11/15/22	40,000	36
	L-3 Communications Corp., 4.75%, 7/15/20	15,000	16
	L-3 Communications Corp., 4.95%, 2/15/21	55,000	57
	L-3 Communications Corp., 5.20%, 10/15/19	45,000	49

Investment Grade Segment (6.0%)	Shares/ $ Par	Value $ (000’s)

Aerospace & Defense continued
Lockheed Martin Corp., 3.35%, 9/15/21	10,000	10

Total		221

Autos & Vehicle Parts (0.2%)
American Honda Finance Corp., 2.125%, 10/10/18	40,000	40
Daimler Finance North America LLC, 2.375%, 8/1/18 144A	15,000	15
Daimler Finance North America LLC, 3.00%, 3/28/16 144A	30,000	31
Ford Motor Co., 7.45%, 7/16/31	40,000	49
Ford Motor Credit Co. LLC, 2.375%, 1/16/18	20,000	20
Ford Motor Credit Co. LLC, 5.75%, 2/1/21	45,000	51
PACCAR, Inc., 6.875%, 2/15/14	10,000	10
Toyota Motor Credit Corp., 1.75%, 5/22/17	70,000	70
Toyota Motor Credit Corp., 3.30%, 1/12/22	75,000	75
Volkswagen International Finance NV, 2.875%, 4/1/16 144A	45,000	47

Total		408

Banking (1.0%)
American Express Co., 6.15%, 8/28/17	35,000	40
American Express Credit Corp., 1.30%, 7/29/16	20,000	20
Bank of America Corp., 2.60%, 1/15/19	40,000	40
Bank of America Corp., 3.30%, 1/11/23	65,000	61
Bank of America Corp., 3.625%, 3/17/16	20,000	21
Bank of America Corp., 3.75%, 7/12/16	10,000	11
Bank of America Corp., 5.75%, 12/1/17	20,000	23
Bank of Montreal, 2.55%, 11/6/22	35,000	32
The Bank of New York Mellon Corp., 3.55%, 9/23/21	80,000	82
Bank of Nova Scotia, 1.375%, 12/18/17	40,000	39
BNP Paribas SA, 2.40%, 12/12/18	90,000	90
Canadian Imperial Bank of Commerce, 1.55%, 1/23/18	20,000	20
Citigroup, Inc., 3.50%, 5/15/23	90,000	84
Citigroup, Inc., 3.953%, 6/15/16	200,000	213
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.875%, 2/8/22	15,000	15
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 4.50%, 1/11/21	15,000	16
Credit Suisse of New York, 5.50%, 5/1/14	125,000	127
Fifth Third Bank, 4.75%, 2/1/15	45,000	47
The Goldman Sachs Group, Inc., 2.90%, 7/19/18	90,000	92
The Goldman Sachs Group, Inc., 5.95%, 1/18/18	65,000	74
The Goldman Sachs Group, Inc., 6.15%, 4/1/18	50,000	57
HSBC Holdings PLC, 5.10%, 4/5/21	35,000	39
JPMorgan Chase & Co., 3.15%, 7/5/16	225,000	236
JPMorgan Chase & Co., 3.20%, 1/25/23	80,000	76
JPMorgan Chase & Co., 5.625%, 8/16/43	60,000	63
JPMorgan Chase & Co., 6.00%, 1/15/18	30,000	35
Merrill Lynch & Co., Inc., 6.22%, 9/15/26	20,000	21
Merrill Lynch & Co., Inc., 6.40%, 8/28/17	120,000	138
Morgan Stanley, 3.75%, 2/25/23	60,000	58
Morgan Stanley, 3.80%, 4/29/16	50,000	53
Morgan Stanley, 4.10%, 5/22/23	20,000	19
Morgan Stanley, 4.75%, 3/22/17	70,000	76

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	189

Asset Allocation Portfolio

Investment Grade Segment (6.0%)	Shares/ $ Par	Value $ (000’s)

Banking continued
Morgan Stanley, 5.00%, 11/24/25	90,000	90
Northern Trust Corp., 3.95%, 10/30/25	15,000	15
PNC Bank NA, 3.80%, 7/25/23	45,000	44
Royal Bank of Canada, 1.45%, 9/9/16	50,000	51
Royal Bank of Canada, 2.20%, 7/27/18	45,000	45
The Royal Bank of Scotland PLC, 5.625%, 8/24/20	90,000	101
State Street Corp., 2.875%, 3/7/16	25,000	26
SunTrust Banks, Inc., 6.00%, 9/11/17	25,000	28
The Toronto-Dominion Bank, 2.625%, 9/10/18	45,000	46
U.S. Bancorp, 3.442%, 2/1/16	45,000	47
Wachovia Corp., 5.75%, 2/1/18	5,000	6
Wells Fargo & Co., 1.50%, 1/16/18	70,000	70
Wells Fargo & Co., 3.45%, 2/13/23	25,000	24
Wells Fargo & Co., 4.60%, 4/1/21	45,000	49

Total		2,660

Basic Materials (0.0%)
Georgia-Pacific LLC, 5.40%, 11/1/20 144A	65,000	73
Georgia-Pacific LLC, 7.75%, 11/15/29	5,000	6
Northwestern University, 4.643%, 12/1/44	20,000	20

Total		99

Capital Goods (0.1%)
Caterpillar Financial Services Corp., 2.45%, 9/6/18	40,000	41
John Deere Capital Corp., 0.70%, 9/4/15	40,000	40
John Deere Capital Corp., 1.20%, 10/10/17	25,000	24
John Deere Capital Corp., 2.25%, 4/17/19	30,000	30
John Deere Capital Corp., 2.80%, 1/27/23	40,000	37

Total		172

Chemicals (0.0%)
Eastman Chemical Co., 7.25%, 1/15/24	5,000	6
LyondellBasell Industries NV, 5.00%, 4/15/19	15,000	17
LyondellBasell Industries NV, 6.00%, 11/15/21	15,000	17
The Mosaic Co., 4.25%, 11/15/23	15,000	15
The Mosaic Co., 5.45%, 11/15/33	30,000	31
The Mosaic Co., 5.625%, 11/15/43	15,000	15
Praxair, Inc., 3.55%, 11/7/42	40,000	32

Total		133

Conglomerate & Diversified Manufacturing (0.1%)
Eaton Corp., 2.75%, 11/2/22	115,000	107
Ingersoll-Rand Global Holding Co., Ltd., 2.875%, 1/15/19 144A	10,000	10
Ingersoll-Rand Global Holding Co., Ltd., 4.25%, 6/15/23 144A	10,000	10
Roper Industries, Inc., 3.125%, 11/15/22	40,000	37
United Technologies Corp., 3.10%, 6/1/22	25,000	24
United Technologies Corp., 4.50%, 6/1/42	30,000	29

Total		217

Consumer Products & Retailing (0.5%)
AutoNation, Inc., 5.50%, 2/1/20	25,000	27
Colgate-Palmolive Co., 2.10%, 5/1/23	50,000	44
Costco Wholesale Corp., 1.70%, 12/15/19	90,000	87
CVS Caremark Corp., 5.30%, 12/5/43	10,000	10
CVS Caremark Corp., 6.25%, 6/1/27	40,000	46
CVS Pass-Through Trust, 6.036%, 12/10/28	36,389	40
Delhaize Group SA, 4.125%, 4/10/19	50,000	51

Investment Grade Segment (6.0%)	Shares/ $ Par	Value $ (000’s)

Consumer Products & Retailing continued
Delhaize Group SA, 5.70%, 10/1/40	30,000	28
The Gap, Inc., 5.95%, 4/12/21	100,000	110
The Home Depot, Inc., 2.25%, 9/10/18	70,000	71
The Home Depot, Inc., 3.75%, 2/15/24	30,000	30
The Home Depot, Inc., 5.40%, 3/1/16	50,000	55
The Kroger Co., 7.50%, 4/1/31	40,000	49
Lowe’s Cos., Inc., 3.80%, 11/15/21	10,000	10
Lowe’s Cos., Inc., 3.875%, 9/15/23	50,000	50
Macy’s Retail Holdings, Inc., 4.375%, 9/1/23	20,000	20
McDonald’s Corp., 3.625%, 5/20/21	40,000	41
NIKE, Inc., 3.625%, 5/1/43	40,000	34
Nordstrom, Inc., 5.00%, 1/15/44 144A	40,000	40
Nordstrom, Inc., 6.25%, 1/15/18	15,000	17
Nordstrom, Inc., 7.00%, 1/15/38	15,000	19
The Procter & Gamble Co., 2.30%, 2/6/22	50,000	47
The Procter & Gamble Co., 5.55%, 3/5/37	40,000	46
Reckitt Benckiser Treasury Services PLC, 2.125%, 9/21/18 144A	30,000	30
Target Corp., 6.50%, 10/15/37	15,000	18
TJX Cos., Inc., 2.50%, 5/15/23	20,000	18
Unilever Capital Corp., 2.20%, 3/6/19	60,000	60
Wal-Mart Stores, Inc., 1.95%, 12/15/18	25,000	25
Wal-Mart Stores, Inc., 2.80%, 4/15/16	20,000	21
Wal-Mart Stores, Inc., 3.25%, 10/25/20	35,000	36
Wal-Mart Stores, Inc., 3.625%, 7/8/20	15,000	16
Wal-Mart Stores, Inc., 4.875%, 7/8/40	30,000	31

Total		1,227

Electric Utilities (0.7%)
Alabama Power Co., 3.95%, 6/1/21	50,000	51
Ameren Corp., 8.875%, 5/15/14	15,000	15
Appalachian Power Co., 4.60%, 3/30/21	20,000	21
Arizona Public Service Co., 5.05%, 9/1/41	10,000	10
Arizona Public Service Co., 8.75%, 3/1/19	10,000	13
Bruce Mansfield Unit, 6.85%, 6/1/34	26,126	28
Carolina Power & Light Co., 2.80%, 5/15/22	35,000	33
Carolina Power & Light Co., 4.10%, 3/15/43	65,000	60
Carolina Power & Light Co., 5.15%, 4/1/15	25,000	26
CenterPoint Energy, Inc., 6.50%, 5/1/18	20,000	23
Commonwealth Edison Co., 4.00%, 8/1/20	25,000	27
Commonwealth Edison Co., 6.15%, 9/15/17	5,000	6
Connecticut Light & Power Co., 5.65%, 5/1/18	10,000	11
Consumers Energy Co., 3.375%, 8/15/23	15,000	15
The Dayton Power & Light Co., 1.875%, 9/15/16 144A	45,000	45
The Detroit Edison Co., 3.45%, 10/1/20	25,000	26
Dominion Resources, Inc., 1.40%, 9/15/17	45,000	44
DTE Energy Co., 6.375%, 4/15/33	5,000	6
Duke Energy Corp., 6.25%, 6/15/18	5,000	6
Duke Energy Indiana, Inc., 3.75%, 7/15/20	45,000	47
Duke Energy Ohio, Inc., 3.80%, 9/1/23	10,000	10
Entergy Corp., 5.125%, 9/15/20	20,000	21
Entergy Mississippi, Inc., 6.25%, 4/1/34	55,000	56
Exelon Generation Co. LLC, 4.25%, 6/15/22	45,000	43
Exelon Generation Co. LLC, 6.20%, 10/1/17	30,000	34
Jersey Central Power & Light Co., 4.70%, 4/1/24 144A	30,000	30
MidAmerican Energy Co., 2.40%, 3/15/19	45,000	45
Mississippi Power Co., 4.75%, 10/15/41	35,000	32
Monongahela Power Co., 5.40%, 12/15/43 144A	25,000	26
Nevada Power Co., 5.95%, 3/15/16	10,000	11

The Accompanying Notes are an Integral Part of the Financial Statements.

190	Asset Allocation Portfolio

Asset Allocation Portfolio

Investment Grade Segment (6.0%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
NextEra Energy Capital Holdings, Inc., 4.50%, 6/1/21	95,000	98
Northeast Utilities, 2.80%, 5/1/23	30,000	27
Northern States Power Co./MN, 2.60%, 5/15/23	45,000	41
NSTAR LLC, 4.50%, 11/15/19	10,000	11
NV Energy, Inc., 6.25%, 11/15/20	25,000	29
Ohio Edison Co., 6.875%, 7/15/36	5,000	6
Ohio Power Co., 5.375%, 10/1/21	25,000	28
Pacific Gas & Electric Co., 3.50%, 10/1/20	75,000	76
Pacific Gas & Electric Co., 3.85%, 11/15/23	15,000	15
Pacific Gas & Electric Co., 5.125%, 11/15/43	25,000	26
Pacific Gas & Electric Co., 5.625%, 11/30/17	10,000	11
PacifiCorp., 3.85%, 6/15/21	50,000	52
Peco Energy Co., 1.20%, 10/15/16	45,000	45
Peco Energy Co., 2.375%, 9/15/22	30,000	27
Potomac Electric Power Co., 6.50%, 11/15/37	5,000	6
PPL Capital Funding, Inc., 4.20%, 6/15/22	25,000	25
PPL Capital Funding, Inc., 4.70%, 6/1/43	35,000	32
PPL Energy Supply LLC, 6.50%, 5/1/18	10,000	11
Public Service Co. of Colorado, 2.50%, 3/15/23	20,000	18
Public Service Co. of Colorado, 3.20%, 11/15/20	30,000	30
Public Service Co. of New Mexico, 5.35%, 10/1/21	25,000	27
Public Service Electric & Gas Co., 2.30%, 9/15/18	45,000	45
Public Service Electric & Gas Co., 3.65%, 9/1/42	20,000	17
Puget Sound Energy, Inc., 6.274%, 3/15/37	30,000	36
San Diego Gas & Electric Co., 3.60%, 9/1/23	35,000	35
San Diego Gas & Electric Co., 6.125%, 9/15/37	10,000	12
South Carolina Electric & Gas Co., 6.05%, 1/15/38	15,000	18
Southern California Edison Co., 3.50%, 10/1/23	45,000	44
Southern Electric Generating Co., 2.20%, 12/1/18 144A	40,000	39
Tampa Electric Co., 5.40%, 5/15/21	5,000	6
Union Electric Co., 3.90%, 9/15/42	25,000	22
Union Electric Co., 6.40%, 6/15/17	10,000	11
Union Electric Co., 6.70%, 2/1/19	10,000	12
Virginia Electric & Power Co., 3.45%, 9/1/22	40,000	40

Total		1,799

Energy (0.3%)
Anadarko Petroleum Corp., 6.20%, 3/15/40	45,000	50
Anadarko Petroleum Corp., 6.375%, 9/15/17	80,000	92
Apache Corp., 4.75%, 4/15/43	25,000	24
Canadian Natural Resources, Ltd., 5.70%, 5/15/17	25,000	28
Canadian Natural Resources, Ltd., 5.85%, 2/1/35	5,000	5
Canadian Natural Resources, Ltd., 6.45%, 6/30/33	45,000	51
ConocoPhillips, 6.00%, 1/15/20	85,000	100
Continental Resources, Inc., 4.50%, 4/15/23	70,000	71
Devon Energy Corp., 1.875%, 5/15/17	25,000	25
Devon Energy Corp., 3.25%, 5/15/22	35,000	33
Encana Corp., 3.90%, 11/15/21	30,000	30
Ensco PLC, 4.70%, 3/15/21	35,000	37
EOG Resources, Inc., 4.40%, 6/1/20	15,000	16

Investment Grade Segment (6.0%)	Shares/ $ Par	Value $ (000’s)

Energy continued
Marathon Oil Corp., 6.60%, 10/1/37	10,000	12
National Oilwell Varco, Inc., 1.35%, 12/1/17	10,000	10
National Oilwell Varco, Inc., 2.60%, 12/1/22	30,000	28
Noble Energy, Inc., 4.15%, 12/15/21	10,000	10
Noble Energy, Inc., 5.25%, 11/15/43	45,000	45
Noble Energy, Inc., 6.00%, 3/1/41	15,000	16
Occidental Petroleum Corp., 4.125%, 6/1/16	20,000	21
Petrohawk Energy Corp., 6.25%, 6/1/19	45,000	50
Sempra Energy, 2.30%, 4/1/17	45,000	46
Sempra Energy, 6.15%, 6/15/18	15,000	17
Talisman Energy, Inc., 3.75%, 2/1/21	45,000	44
Transocean, Inc., 6.375%, 12/15/21	35,000	39
Weatherford International, Ltd., 5.95%, 4/15/42	25,000	25

Total		925

Entertainment (0.1%)
Historic TW, Inc., 6.625%, 5/15/29	40,000	46
Historic TW, Inc., 6.875%, 6/15/18	10,000	12
Time Warner, Inc., 5.35%, 12/15/43	40,000	40
Viacom, Inc., 4.25%, 9/1/23	25,000	25
Viacom, Inc., 5.85%, 9/1/43	20,000	21

Total		144

Finance (0.1%)
General Electric Capital Corp., 3.10%, 1/9/23	95,000	90
General Electric Capital Corp., 5.625%, 5/1/18	125,000	144

Total		234

Food & Beverage (0.4%)
Anheuser-Busch Cos. LLC, 5.75%, 4/1/36	15,000	17
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22	65,000	60
Anheuser-Busch InBev Worldwide, Inc., 8.20%, 1/15/39	70,000	102
Archer-Daniels-Midland Co., 4.479%, 3/1/21	10,000	10
Beam, Inc., 3.25%, 5/15/22	15,000	14
The Coca-Cola Co., 2.50%, 4/1/23	50,000	46
The Coca-Cola Co., 3.15%, 11/15/20	90,000	91
Coca-Cola Femsa, SAB de CV, 2.375%, 11/26/18	40,000	40
Coca-Cola Femsa, SAB de CV, 3.875%, 11/26/23	20,000	20
Coca-Cola Femsa, SAB de CV, 5.25%, 11/26/43	25,000	25
ConAgra Foods, Inc., 1.90%, 1/25/18	10,000	10
ConAgra Foods, Inc., 4.65%, 1/25/43	10,000	9
Diageo Capital PLC, 1.125%, 4/29/18	30,000	29
Diageo Capital PLC, 2.625%, 4/29/23	20,000	18
Diageo Capital PLC, 3.875%, 4/29/43	15,000	13
General Mills, Inc., 3.15%, 12/15/21	40,000	39
Heineken NV, 1.40%, 10/1/17 144A	20,000	20
Heineken NV, 2.75%, 4/1/23 144A	30,000	27
Kellogg Co., 3.25%, 5/21/18	15,000	16
Kraft Foods Group, Inc., 2.25%, 6/5/17	10,000	10
Kraft Foods Group, Inc., 5.375%, 2/10/20	62,000	70
Kraft Foods Group, Inc., 6.125%, 8/23/18	40,000	47
Mead Johnson Nutrition Co., 4.90%, 11/1/19	35,000	38
Mondelez International, Inc., 6.50%, 2/9/40	65,000	78
PepsiCo, Inc., 7.90%, 11/1/18	35,000	44
Pernod-Ricard SA, 5.75%, 4/7/21 144A	30,000	33
SABMiller Holdings, Inc., 3.75%, 1/15/22 144A	45,000	45

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	191

Asset Allocation Portfolio

Investment Grade Segment (6.0%)	Shares/ $ Par	Value $ (000’s)

Food & Beverage continued
WM Wrigley Jr. Co., 1.40%, 10/21/16 144A	5,000	5
WM Wrigley Jr. Co., 2.00%, 10/20/17 144A	5,000	5
WM Wrigley Jr. Co., 2.40%, 10/21/18 144A	5,000	5
WM Wrigley Jr. Co., 2.90%, 10/21/19 144A	15,000	15
WM Wrigley Jr. Co., 3.375%, 10/21/20 144A	10,000	10

Total		1,011

Foreign Agencies (0.1%)
Pemex Project Funding Master Trust, 6.625%, 6/15/35	15,000	16
Statoil ASA, 2.45%, 1/17/23	65,000	59
Statoil ASA, 2.90%, 11/8/20	70,000	70

Total		145

Healthcare (0.1%)
Express Scripts Holding Co., 2.65%, 2/15/17	20,000	21
Express Scripts Holding Co., 3.125%, 5/15/16	25,000	26
Express Scripts Holding Co., 3.50%, 11/15/16	40,000	42
Express Scripts Holding Co., 3.90%, 2/15/22	10,000	10
McKesson Corp., 2.85%, 3/15/23	15,000	13
Medco Health Solutions, Inc., 7.125%, 3/15/18	25,000	30
Thermo Fisher Scientific, Inc., 1.85%, 1/15/18	15,000	15
Thermo Fisher Scientific, Inc., 2.40%, 2/1/19	10,000	10
Thermo Fisher Scientific, Inc., 4.15%, 2/1/24	10,000	10
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	5,000	5

Total		182

Insurance (0.2%)
Aetna, Inc., 1.50%, 11/15/17	5,000	5
Aetna, Inc., 2.75%, 11/15/22	15,000	14
American International Group, Inc., 3.375%, 8/15/20	85,000	86
American International Group, Inc., 4.875%, 6/1/22	60,000	65
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22	45,000	43
Hartford Financial Services Group, Inc., 4.30%, 4/15/43	20,000	18
Marsh & McLennan Cos., Inc., 2.55%, 10/15/18	15,000	15
Marsh & McLennan Cos., Inc., 4.80%, 7/15/21	5,000	5
MetLife, Inc., 4.368%, 9/15/23	20,000	20
New York Life Global Funding, 2.45%, 7/14/16 144A	80,000	83
Prudential Financial, Inc., 5.375%, 6/21/20	19,000	21
Prudential Financial, Inc., 5.70%, 12/14/36	5,000	5
UnitedHealth Group, Inc., 1.40%, 10/15/17	5,000	5
UnitedHealth Group, Inc., 2.75%, 2/15/23	5,000	5
UnitedHealth Group, Inc., 2.875%, 3/15/22	5,000	5
UnitedHealth Group, Inc., 3.95%, 10/15/42	5,000	4
UnitedHealth Group, Inc., 4.70%, 2/15/21	25,000	27
WellPoint, Inc., 3.125%, 5/15/22	10,000	9
WellPoint, Inc., 3.30%, 1/15/23	30,000	28
WellPoint, Inc., 3.70%, 8/15/21	5,000	5

Total		468

Media (0.1%)
21st Century Fox America, Inc., 3.00%, 9/15/22	50,000	47
21st Century Fox America, Inc., 4.00%, 10/1/23 144A	15,000	15

Investment Grade Segment (6.0%)	Shares/ $ Par	Value $ (000’s)

Media continued
21st Century Fox America, Inc., 5.40%, 10/1/43 144A	15,000	15
21st Century Fox America, Inc., 6.90%, 8/15/39	10,000	12
Comcast Corp., 2.85%, 1/15/23	85,000	79
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.80%, 3/15/22	85,000	82
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 4.60%, 2/15/21	5,000	5
Discovery Communications LLC, 4.875%, 4/1/43	5,000	5
Discovery Communications LLC, 5.05%, 6/1/20	25,000	27
NBCUniversal Media LLC, 2.875%, 4/1/16	35,000	36
NBCUniversal Media LLC, 6.40%, 4/30/40	15,000	17

Total		340

Metals & Mining (0.1%)
Barrick North America Finance LLC, 4.40%, 5/30/21	10,000	10
Barrick North America Finance LLC, 6.80%, 9/15/18	25,000	29
BHP Billiton Finance USA, Ltd., 3.85%, 9/30/23	75,000	75
Freeport-McMoRan Copper & Gold, Inc., 5.45%, 3/15/43	60,000	57
Goldcorp, Inc., 3.70%, 3/15/23	10,000	9
Newmont Mining Corp., 3.50%, 3/15/22	10,000	8
Newmont Mining Corp., 6.25%, 10/1/39	10,000	9
Plains Exploration & Production Co., 6.125%, 6/15/19	40,000	44
Plains Exploration & Production Co., 6.50%, 11/15/20	15,000	16
Plains Exploration & Production Co., 6.75%, 2/1/22	30,000	33
Plains Exploration & Production Co., 6.875%, 2/15/23	20,000	22
Rio Tinto Finance USA, Ltd., 4.125%, 5/20/21	50,000	52
Rio Tinto Finance USA, Ltd., 9.00%, 5/1/19	15,000	20
Teck Resources, Ltd., 3.00%, 3/1/19	15,000	15

Total		399

Oil & Gas (0.3%)
BP Capital Markets PLC, 1.846%, 5/5/17	45,000	45
BP Capital Markets PLC, 2.50%, 11/6/22	75,000	68
BP Capital Markets PLC, 4.50%, 10/1/20	10,000	11
BP Capital Markets PLC, 4.75%, 3/10/19	80,000	89
Cenovus Energy, Inc., 4.45%, 9/15/42	45,000	40
Chevron Corp., 1.718%, 6/24/18	25,000	25
Chevron Corp., 2.427%, 6/24/20	10,000	10
Chevron Corp., 3.191%, 6/24/23	35,000	34
Husky Energy, Inc., 3.95%, 4/15/22	55,000	54
Husky Energy, Inc., 7.25%, 12/15/19	5,000	6
Shell International Finance BV, 1.90%, 8/10/18	35,000	35
Shell International Finance BV, 4.30%, 9/22/19	120,000	132
Suncor Energy, Inc., 6.85%, 6/1/39	15,000	18
Total Capital International SA, 1.50%, 2/17/17	15,000	15
Total Capital SA, 2.125%, 8/10/18	35,000	35
Total Capital SA, 4.45%, 6/24/20	100,000	109

Total		726

The Accompanying Notes are an Integral Part of the Financial Statements.

192	Asset Allocation Portfolio

Asset Allocation Portfolio

Investment Grade Segment (6.0%)	Shares/ $ Par	Value $ (000’s)

Pharmaceuticals (0.3%)
AbbVie, Inc., 1.75%, 11/6/17	135,000	135
AbbVie, Inc., 2.90%, 11/6/22	100,000	93
Actavis, Inc., 1.875%, 10/1/17	5,000	5
Actavis, Inc., 3.25%, 10/1/22	10,000	9
Amgen, Inc., 3.875%, 11/15/21	65,000	67
GlaxoSmithKline Capital, Inc., 6.375%, 5/15/38	20,000	24
Merck & Co., Inc., 2.80%, 5/18/23	20,000	18
Merck & Co., Inc., 3.875%, 1/15/21	15,000	16
Mylan, Inc., 3.125%, 1/15/23 144A	35,000	32
Mylan, Inc., 5.40%, 11/29/43	35,000	35
The Novartis Capital Corp., 2.40%, 9/21/22	60,000	55
Perrigo Co., PLC, 2.30%, 11/8/18 144A	10,000	10
Perrigo Co., PLC, 4.00%, 11/15/23 144A	15,000	15
Perrigo Co., PLC, 5.30%, 11/15/43 144A	15,000	15
Pfizer, Inc., 5.35%, 3/15/15	15,000	16
Roche Holdings, Inc., 6.00%, 3/1/19 144A	23,000	27
Sanofi-Aventis SA, 2.625%, 3/29/16	60,000	62
Teva Pharmaceutical Finance Co. BV, 2.95%, 12/18/22	40,000	36
Teva Pharmaceutical Finance IV LLC, 2.25%, 3/18/20	50,000	48
Wyeth LLC, 5.50%, 2/15/16	5,000	5
Wyeth LLC, 5.95%, 4/1/37	35,000	41

Total		764

Pipelines (0.3%)
CenterPoint Energy Resources Corp., 6.125%, 11/1/17	10,000	11
Enbridge, Inc., 4.00%, 10/1/23	50,000	49
Energy Transfer Partners LP, 4.15%, 10/1/20	30,000	30
Energy Transfer Partners LP, 4.65%, 6/1/21	25,000	26
Energy Transfer Partners LP, 6.05%, 6/1/41	40,000	41
Energy Transfer Partners LP, 6.70%, 7/1/18	35,000	41
Enterprise Products Operating LLC, 3.20%, 2/1/16	35,000	37
Enterprise Products Operating LLC, 4.85%, 3/15/44	45,000	42
Kinder Morgan Energy Partners LP, 6.375%, 3/1/41	55,000	59
Kinder Morgan Energy Partners LP, 6.50%, 2/1/37	15,000	16
Magellan Midstream Partners LP, 5.15%, 10/15/43	25,000	25
Magellan Midstream Partners LP, 6.55%, 7/15/19	30,000	36
NiSource Finance Corp., 5.80%, 2/1/42	55,000	57
NiSource Finance Corp., 6.125%, 3/1/22	20,000	22
Oneok Partners LP, 5.00%, 9/15/23	25,000	26
Oneok Partners LP, 6.20%, 9/15/43	25,000	27
Plains All American Pipeline LP/PAA Finance Corp., 6.50%, 5/1/18	15,000	17
Spectra Energy Partners LP, 4.75%, 3/15/24	55,000	56
TransCanada PipeLines, Ltd., 3.75%, 10/16/23	35,000	34
TransCanada PipeLines, Ltd., 5.00%, 10/16/43	35,000	35
Williams Partners LP, 3.35%, 8/15/22	30,000	28
Williams Partners LP, 4.00%, 11/15/21	10,000	10
Williams Partners LP, 4.125%, 11/15/20	5,000	5
Williams Partners LP, 5.25%, 3/15/20	33,000	36

Total		766

Investment Grade Segment (6.0%)	Shares/ $ Par	Value $ (000’s)

Real Estate Investment Trusts (0.3%)
AvalonBay Communities, Inc., 2.85%, 3/15/23	20,000	18
Boston Properties LP, 3.125%, 9/1/23	10,000	9
Boston Properties LP, 3.80%, 2/1/24	40,000	38
BRE Properties, Inc., 3.375%, 1/15/23	30,000	28
BRE Properties, Inc., 5.20%, 3/15/21	35,000	38
BRE Properties, Inc., 5.50%, 3/15/17	15,000	16
CBL & Associates LP, 5.25%, 12/1/23	60,000	60
Corporate Office Properties LP, 3.60%, 5/15/23	45,000	41
Corporate Office Properties LP, 5.25%, 2/15/24	45,000	46
DDR Corp., 4.75%, 4/15/18	40,000	43
Duke Realty LP, 3.875%, 2/15/21	65,000	64
Essex Portfolio LP, 3.625%, 8/15/22	65,000	61
HCP, Inc., 4.25%, 11/15/23	30,000	29
HCP, Inc., 6.70%, 1/30/18	10,000	12
Health Care REIT, Inc., 3.625%, 3/15/16	15,000	16
Lexington Realty Trust, 4.25%, 6/15/23 144A	95,000	90
Mid-America Apartments LP, 6.05%, 9/1/16 144A	20,000	22
Piedmont Operating Partnership LP, 3.40%, 6/1/23	75,000	67
Realty Income Corp., 4.65%, 8/1/23	40,000	40
Simon Property Group LP, 3.375%, 3/15/22	50,000	49
Ventas Realty LP/Ventas Capital Corp., 4.25%, 3/1/22	10,000	10
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/1/21	5,000	5
Ventas Realty LP/Ventas Capital Corp., 5.70%, 9/30/43	20,000	20
WEA Finance LLC, 7.125%, 4/15/18 144A	25,000	30

Total		852

Services (0.0%)
Republic Services, Inc., 5.25%, 11/15/21	25,000	27
Waste Management, Inc., 2.90%, 9/15/22	30,000	28
Waste Management, Inc., 4.60%, 3/1/21	30,000	32

Total		87

Technology (0.1%)
Apple, Inc., 1.00%, 5/3/18	30,000	29
Apple, Inc., 2.40%, 5/3/23	20,000	18
Apple, Inc., 3.85%, 5/4/43	25,000	21
Fidelity National Information Services, Inc., 5.00%, 3/15/22	65,000	66
Hewlett-Packard Co., 3.00%, 9/15/16	35,000	36
Hewlett-Packard Co., 4.65%, 12/9/21	20,000	21
International Business Machines Corp., 1.95%, 7/22/16	25,000	26
Microsoft Corp., 0.875%, 11/15/17	15,000	15
Microsoft Corp., 3.75%, 5/1/43	30,000	26
Oracle Corp., 2.375%, 1/15/19	50,000	50
Oracle Corp., 2.50%, 10/15/22	35,000	32
Total System Services, Inc., 2.375%, 6/1/18	10,000	10
Total System Services, Inc., 3.75%, 6/1/23	35,000	32

Total		382

Telecommunications (0.4%)
America Movil SAB de CV, 5.00%, 3/30/20	65,000	70
American Tower Corp., 7.00%, 10/15/17	15,000	17
AT&T Corp., 8.00%, 11/15/31	70,000	93
AT&T, Inc., 2.625%, 12/1/22	75,000	68
AT&T, Inc., 2.95%, 5/15/16	50,000	52

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	193

Asset Allocation Portfolio

Investment Grade Segment (6.0%)	Shares/ $ Par	Value $ (000’s)

Telecommunications continued
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.849%, 4/15/23	35,000	33
Clearwire Communications LLC/Clearwire Finance, Inc., 14.75%, 12/1/16 144A	45,000	61
Qwest Corp., 6.50%, 6/1/17	40,000	45
Rogers Communications, Inc., 4.10%, 10/1/23	15,000	15
Rogers Communications, Inc., 5.45%, 10/1/43	30,000	31
Telefonica Emisiones SAU, 3.729%, 4/27/15	35,000	36
Verizon Communications, Inc., 2.45%, 11/1/22	40,000	36
Verizon Communications, Inc., 4.50%, 9/15/20	60,000	64
Verizon Communications, Inc., 5.15%, 9/15/23	50,000	54
Verizon Communications, Inc., 6.25%, 4/1/37	30,000	33
Verizon Communications, Inc., 6.35%, 4/1/19	50,000	59
Verizon Communications, Inc., 6.40%, 9/15/33	60,000	69
Verizon Communications, Inc., 6.55%, 9/15/43	85,000	100

Total		936

Transportation (0.1%)
Burlington Northern Santa Fe LLC, 3.05%, 3/15/22	75,000	71
Burlington Northern Santa Fe LLC, 3.05%, 9/1/22	25,000	23
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	25,000	25
Canadian National Railway Co., 5.85%, 11/15/17	5,000	6
CSX Corp., 3.70%, 10/30/20	5,000	5
CSX Corp., 3.70%, 11/1/23	20,000	19
CSX Corp., 4.25%, 6/1/21	15,000	16
CSX Corp., 5.60%, 5/1/17	30,000	34
Norfolk Southern Corp., 2.903%, 2/15/23	48,000	44
Union Pacific Corp., 4.30%, 6/15/42	45,000	41

Total		284

Total Investment Grade Segment
(Cost: $15,294)		15,581

Governments (6.7%)

Governments (6.7%)
US Treasury, 0.25%, 9/30/15	10,230,000	10,221
US Treasury, 1.375%, 9/30/18	3,975,000	3,927
US Treasury, 1.50%, 12/31/18	200,000	198
US Treasury, 2.75%, 11/15/42	1,475,000	1,166
US Treasury, 2.875%, 5/15/43	145,000	117
US Treasury, 4.50%, 2/15/36	160,000	178
US Treasury, 5.375%, 2/15/31	1,415,000	1,734

Total Governments
(Cost: $17,700)		17,541

Municipal Bonds (0.5%)

Municipal Bonds (0.5%)
American Municipal Power, Inc., Series 2010, 5.939%, 2/15/47 RB	88,000	90

Municipal Bonds (0.5%)	Shares/ $ Par	Value $ (000’s)

Municipal Bonds continued
Bay Area Toll Authority San Francisco Bay Area Toll Bridge, Series 2009-F, 6.263%, 4/1/49 RB	5,000	6
Board of Regents of the University of Texas System, Series 2010C, 4.794%, 8/15/46 RB	60,000	60
Board of Regents of the University of Texas System, Series 2009B, 6.276%, 8/15/41 RB	10,000	11
The City of New York, Series C-1, 5.517%, 10/1/37 GO	40,000	42
Dallas Area Rapid Transit, Series 2010B, 5.022%, 12/1/48 RB	75,000	76
Dallas Independent School District, Series 2010C, 6.45%, 2/15/35 GO, PSF	75,000	83
Dormitory Authority of the State of New York, Series 2010H, 5.389%, 3/15/40 RB	15,000	16
Energy Northwest, Series E, 2.197%, 7/1/19 RB	60,000	59
Florida Hurricane Catastrophe Fund Finance Corp., Series 2013A, 2.107%, 7/1/18 RB	5,000	5
Florida Hurricane Catastrophe Fund Finance Corp., Series 2013A, 2.995%, 7/1/20 RB	85,000	80
Los Angeles Unified School District, Series RY, 6.758%, 7/1/34 GO	40,000	49
Louisiana Public Facilities Authority, Series 2008, 6.55%, 8/1/20 RB	150,000	174
Metropolitan Transportation Authority, Series 2010C-1, 6.687%, 11/15/40 RB	12,000	14
Metropolitan Transportation Authority, Series 2009C, 7.336%, 11/15/39 RB	35,000	45
Montana Facility Finance Authority, Series 2010A, 4.75%, 5/20/37 RB, GNMA, FHA	105,000	107
New Jersey Turnpike Authority, Series 2009F, 7.414%, 1/1/40 RB	25,000	33
New York City Municipal Water Finance Authority, Series AA, 5.44%, 6/15/43 RB	30,000	32
New York City Municipal Water Finance Authority, Series AA-1, 5.75%, 6/15/41 RB	10,000	11
Port Authority New York & New Jersey, Series 168, 4.926%, 10/1/51 RB, GO OF AUTH	60,000	56
State of California, Series A, 4.988%, 4/1/39 GO	50,000	47
State of California, Series 2010, 5.70%, 11/1/21 GO	80,000	90
State of Illinois, Series 2011, 4.961%, 3/1/16 GO	85,000	91
Texas Transportation Commission, Series 2010A, 4.681%, 4/1/40 GO	23,000	23
University of California Regents Medical Center, Series H, 6.548%, 5/15/48 RB	50,000	58

Total Municipal Bonds
(Cost: $1,286)		1,358

Structured Products (8.6%)

Structured Products (8.6%)
AEP Texas Central Transition Funding III LLC, Series 2012-1, Class A2, 1.976%, 6/1/21	250,000	246

The Accompanying Notes are an Integral Part of the Financial Statements.

194	Asset Allocation Portfolio

Asset Allocation Portfolio

Structured Products (8.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Asset Securitization Corp., Series 1997-D5, Class PS1, 1.386%, 2/14/43 IO	224,689	6
Banc of America Commercial Mortgage Trust, Series 2006-2, Class AM, 5.769%, 5/10/45	150,000	165
Banc of America Funding Corp., Series 2007-1, Class TA1A, 0.225%, 1/25/37	38,855	24
Banc of America Funding Corp., Series 2007-4, Class TA1A, 0.255%, 5/25/37	44,546	29
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR8, Class AJ, 4.75%, 6/11/41	140,000	145
Capital Auto Receivables Asset Trust, 0.85%, 2/21/17	20,000	20
Chase Issuance Trust, Series 2013-A8, Class A8, 1.01%, 10/15/18	75,000	75
Citibank Credit Card Issuance Trust, Series 2013-A6, Class A6, 1.32%, 9/7/18	250,000	252
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class AM, 6.132%, 12/10/49	125,000	139
Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	9,801	10
CNH Equipment Trust, Series 2012-A, Class A4, 1.38%, 2/15/18	170,000	172
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5, Class AM, 5.10%, 8/15/38	57,000	61
Credit Suisse Mortgage Capital Certificates, Series 2009-RR1, Class A3A, 5.383%, 2/15/40 144A	81,952	88
Discover Card Execution Note Trust, Series 2013-A5, Class A5, 1.04%, 4/15/19	350,000	350
FDIC Structured Sale Guaranteed Notes, Series 2010-S2, Class 2A, 2.57%, 7/29/47 144A	165,657	165
Federal Home Loan Mortgage Corp., Series K009, Class X1, 1.49%, 8/25/20 IO	967,791	71
Federal Home Loan Mortgage Corp., Series 4100, Class AD, 1.75%, 8/15/27	102,780	99
Federal Home Loan Mortgage Corp., 2.50%, 10/1/27	118,140	117
Federal Home Loan Mortgage Corp., 3.00%, 11/1/21	49,639	51
Federal Home Loan Mortgage Corp., 3.00%, 11/1/25	101,136	103

Structured Products (8.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal Home Loan Mortgage Corp., 3.00%, 11/1/26	148,272	151
Federal Home Loan Mortgage Corp., 3.00%, 8/1/27	54,639	56
Federal Home Loan Mortgage Corp., 3.00%, 11/1/42	88,060	83
Federal Home Loan Mortgage Corp., 3.00%, 1/1/43	601,724	571
Federal Home Loan Mortgage Corp., 3.00%, 4/1/43	2,115,655	2,007
Federal Home Loan Mortgage Corp., Series K030, Class A2, 3.25%, 4/25/23	110,000	109
Federal Home Loan Mortgage Corp., 3.32%, 2/25/23	120,000	119
Federal Home Loan Mortgage Corp., 3.50%, 2/1/26	153,501	160
Federal Home Loan Mortgage Corp., 3.50%, 7/1/26	199,589	208
Federal Home Loan Mortgage Corp., 3.50%, 8/1/26	7,110	7
Federal Home Loan Mortgage Corp., 3.50%, 4/1/42	88,504	88
Federal Home Loan Mortgage Corp., 3.50%, 6/1/42	63,863	63
Federal Home Loan Mortgage Corp., 3.50%, 7/1/42	213,866	212
Federal Home Loan Mortgage Corp., 3.50%, 9/1/42	735,768	730
Federal Home Loan Mortgage Corp., 4.00%, 10/1/20	19,970	21
Federal Home Loan Mortgage Corp., 4.00%, 8/1/25	33,860	36
Federal Home Loan Mortgage Corp., 4.00%, 5/1/26	27,966	30
Federal Home Loan Mortgage Corp., 4.00%, 6/1/26	40,580	43
Federal Home Loan Mortgage Corp., 4.00%, 1/1/41	269,523	277
Federal Home Loan Mortgage Corp., 4.00%, 2/1/41	556,898	572
Federal Home Loan Mortgage Corp., 4.00%, 4/1/41	672,616	691
Federal Home Loan Mortgage Corp., 4.00%, 10/1/41	21,348	22
Federal Home Loan Mortgage Corp., 4.50%, 5/1/19	35,481	38
Federal Home Loan Mortgage Corp., 4.50%, 7/1/20	56,197	60
Federal Home Loan Mortgage Corp., 4.50%, 9/1/39	25,836	28
Federal Home Loan Mortgage Corp., 4.50%, 12/1/39	12,379	13
Federal Home Loan Mortgage Corp., 4.50%, 4/1/40	4,856	5

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	195

Asset Allocation Portfolio

Structured Products (8.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal Home Loan Mortgage Corp., 4.50%, 9/1/40	37,676	40
Federal Home Loan Mortgage Corp., 4.50%, 12/1/40	962,470	1,021
Federal Home Loan Mortgage Corp., 4.50%, 1/1/41	445,398	473
Federal Home Loan Mortgage Corp., 4.50%, 2/1/41	7,979	9
Federal Home Loan Mortgage Corp., 4.50%, 4/1/41	35,040	37
Federal Home Loan Mortgage Corp., 4.50%, 5/1/41	173,823	184
Federal Home Loan Mortgage Corp., 4.50%, 6/1/41	46,526	49
Federal Home Loan Mortgage Corp., 4.50%, 7/1/41	547,637	581
Federal Home Loan Mortgage Corp., 4.50%, 8/1/41	11,532	12
Federal Home Loan Mortgage Corp., 5.00%, 11/1/19	32,875	35
Federal Home Loan Mortgage Corp., 5.00%, 2/1/20	10,952	12
Federal Home Loan Mortgage Corp., 5.00%, 5/1/20	39,119	41
Federal Home Loan Mortgage Corp., 5.00%, 11/1/39	42,798	47
Federal Home Loan Mortgage Corp., 5.00%, 4/1/41	143,417	155
Federal Home Loan Mortgage Corp., 5.00%, 5/1/41	270,866	293
Federal Home Loan Mortgage Corp., 5.00%, 3/1/38	255,061	275
Federal Home Loan Mortgage Corp., 5.50%, 9/1/19	10,448	11
Federal Home Loan Mortgage Corp., 5.50%, 11/1/19	38,864	42
Federal Home Loan Mortgage Corp., 5.50%, 12/1/19	7,645	8
Federal Home Loan Mortgage Corp., 5.50%, 3/1/20	51,534	55
Federal Home Loan Mortgage Corp., 5.50%, 4/1/22	68,502	72
Federal Home Loan Mortgage Corp., 5.50%, 6/1/35	23,463	26
Federal Home Loan Mortgage Corp., 5.50%, 10/1/35	55,210	60
Federal Home Loan Mortgage Corp., Series K001, Class A2, 5.651%, 4/25/16	169,640	184
Federal Home Loan Mortgage Corp., Series 2439, Class LH, 6.00%, 4/15/32	33,808	37
Federal Home Loan Mortgage Corp., 6.00%, 4/1/37	18,796	21

	Structured Products (8.6%)	Shares/ $ Par	Value $ (000’s)

	Structured Products continued
	Federal Home Loan Mortgage Corp., 6.00%, 5/1/37	1,034	1
	Federal Home Loan Mortgage Corp., 6.00%, 7/1/37	7,048	8
	Federal Home Loan Mortgage Corp., 6.00%, 8/1/37	991	1
	Federal Home Loan Mortgage Corp., 6.00%, 2/1/38	34,946	39
	Federal Home Loan Mortgage Corp., 6.00%, 1/1/39	79,177	87
	Federal Home Loan Mortgage Corp., 7.00%, 12/1/35	2,794	3
(b)	Federal Home Loan Mortgage Corp. TBA, 3.50%, 1/1/43	205,000	203
(b)	Federal Home Loan Mortgage Corp. TBA, 4.00%, 1/1/41	170,000	175
	Federal National Mortgage Association, Series 2012-113, Class AB, 1.50%, 10/25/27	9,665	9
	Federal National Mortgage Association, Series 2013-14 , Class BE , 1.75%, 3/25/28	60,467	57
	Federal National Mortgage Association, 2.50%, 8/1/28	276,942	274
	Federal National Mortgage Association, 2.96%, 5/1/22	20,000	20
	Federal National Mortgage Association, 3.00%, 9/1/28	377,692	386
	Federal National Mortgage Association, 3.50%, 9/1/23	13,953	14
	Federal National Mortgage Association, 3.50%, 2/1/42	39,090	39
	Federal National Mortgage Association, 3.50%, 10/1/42	157,789	157
	Federal National Mortgage Association, 3.50%, 5/1/43	195,474	194
	Federal National Mortgage Association, 3.53%, 9/1/23	23,000	23
	Federal National Mortgage Association, 3.61%, 9/1/23	10,000	10
	Federal National Mortgage Association, 3.67%, 8/1/23	4,979	5
	Federal National Mortgage Association, 3.73%, 8/1/23	10,952	11
	Federal National Mortgage Association, 4.00%, 12/1/41	183,452	189
	Federal National Mortgage Association, 4.50%, 6/1/19	108,596	118
	Federal National Mortgage Association, 4.50%, 12/1/19	10,306	11
	Federal National Mortgage Association, 4.50%, 7/1/20	23,295	25
	Federal National Mortgage Association, 4.50%, 9/1/24	14,037	15

The Accompanying Notes are an Integral Part of the Financial Statements.

196	Asset Allocation Portfolio

Asset Allocation Portfolio

Structured Products (8.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 4.50%, 11/1/40	154,339	164
Federal National Mortgage Association, 5.00%, 3/1/20	49,261	53
Federal National Mortgage Association, 5.00%, 5/1/20	78,980	86
Federal National Mortgage Association, 5.00%, 11/1/34	195,869	215
Federal National Mortgage Association, 5.00%, 5/1/38	226,607	246
Federal National Mortgage Association, 5.32%, 4/1/14	19,275	19
Federal National Mortgage Association, Series 2006-M1, Class C, 5.355%, 2/25/16	39,857	40
Federal National Mortgage Association, 5.50%, 4/1/21	32,633	36
Federal National Mortgage Association, 5.50%, 10/1/34	107,147	118
Federal National Mortgage Association, 5.50%, 3/1/35	55,924	62
Federal National Mortgage Association, 5.50%, 9/1/35	291,846	323
Federal National Mortgage Association, 5.50%, 11/1/35	258,280	286
Federal National Mortgage Association, 5.50%, 2/1/37	161,342	177
Federal National Mortgage Association, 5.50%, 11/1/37	174,918	195
Federal National Mortgage Association, 5.50%, 4/1/38	299,418	330
Federal National Mortgage Association, 6.00%, 10/1/34	49,056	54
Federal National Mortgage Association, 6.00%, 11/1/34	115,731	130
Federal National Mortgage Association, 6.00%, 5/1/35	3,229	4
Federal National Mortgage Association, 6.00%, 6/1/35	679	1
Federal National Mortgage Association, 6.00%, 7/1/35	52,880	59
Federal National Mortgage Association, 6.00%, 10/1/35	36,985	41
Federal National Mortgage Association, 6.00%, 11/1/35	45,772	51
Federal National Mortgage Association, 6.00%, 9/1/36	26,415	29
Federal National Mortgage Association, 6.00%, 12/1/37	17,512	19
Federal National Mortgage Association, 6.00%, 4/1/40	14,368	16
Federal National Mortgage Association, Series 2002-W4, Class A4, 6.25%, 5/25/42	181,427	202

	Structured Products (8.6%)	Shares/ $ Par	Value $ (000’s)

	Structured Products continued
(b)	Federal National Mortgage Association TBA, 3.50%, 1/1/43	1,540,000	1,530
	Ford Credit Auto Owner Trust, Series 2013-B, Class A3, 0.57%, 10/15/17	100,000	100
	Ford Credit Auto Owner Trust, Series 2013-D, Class A4, 1.11%, 2/15/19	150,000	149
	Ford Credit Auto Owner Trust, Series 2012-A, Class A4, 1.15%, 6/15/17	65,000	66
	Ford Credit Auto Owner Trust, Series 2009-E, Class D, 5.53%, 5/15/16 144A	312,630	316
	GCCFC Commercial Mortgage Trust, Series 2007-GG9, Class AM, 5.475%, 3/10/39	110,000	117
	GCCFC Commercial Mortgage Trust, Series 2007, Class AM, 5.867%, 12/10/49	81,969	90
	Golden Credit Card Trust, Series 2012-2A, Class A1, 1.77%, 1/15/19 144A	225,000	229
	Goldman Sachs Mortgage Securities Corp. II, Series 2009-RR, Class CSA, 5.286%, 12/17/39 144A	40,000	43
	GS Mortgage Securities Trust, Series 2013-G1, Class A1, 2.059%, 4/10/31 144A	233,763	226
	Honda Auto Receivables Owner Trust, Series 2013-1, Class A3, 0.48%, 11/21/16	180,000	180
	Honda Auto Receivables Owner Trust, Series 2012-2, Class A4, 0.91%, 5/15/18	40,000	40
	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class A5, 3.143%, 12/15/47	125,000	119
	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class AM, 5.44%, 5/15/45	100,000	110
	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class AM, 5.863%, 4/15/45	150,000	165
	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CIBC20, Class AM, 5.874%, 2/12/51	20,000	23
	MASTR Asset Securitization Trust, Series 2003-10, Class 1A1, 5.25%, 11/25/23	9,834	10
	MASTR Asset Securitization Trust, Series 2003-12, Class 1A1, 5.25%, 12/25/24	10,750	11

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	197

Asset Allocation Portfolio

Structured Products (8.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Mercedes-Benz Auto Lease Trust, Series 2013-B, Class A3, 0.62%, 7/15/16	50,000	50
Merrill Lynch Alternative Note Asset Trust, Series 2007-A1, Class A2A, 0.235%, 1/25/37	95,272	44
Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class AM, 5.28%, 11/12/37	70,000	75
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AM, 5.856%, 9/12/49	140,000	157
Morgan Stanley Capital I Trust, Series 2007-IQ13, Class AM, 5.406%, 3/15/44	91,077	99
Morgan Stanley Capital I Trust, Series 2007-IQ16, Class A4, 5.809%, 12/12/49	35,000	39
Nissan Auto Lease Trust, Series 2013-A, Class A3, 0.61%, 4/15/16	100,000	100
Oncor Electric Delivery Transition Bond Co., Series 2004-1, Class A3, 5.29%, 5/15/18	77,803	83
Residential Funding Mortgage Securities I, Series 2003-S18, Class A1, 4.50%, 10/25/18	4,466	5
Sequoia Mortgage Trust, Series 2013-5, Class A2, 3.00%, 5/25/43	87,078	80
Sequoia Mortgage Trust, Series 2011-2, Class A1, 3.90%, 9/25/41	47,551	47
Trade MAPS, Ltd., Series 2013-1A, Class A, 0.87%, 12/10/18	200,000	200
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A5, 5.50%, 3/15/17	140,000	155
Wachovia Bank Commerical Mortgage Trust, Series 2006-C28, Class AM, 5.603%, 10/15/48	165,000	177
Wells Fargo Mortgage Backed Securities Trust, Series 2005-1, Class 2A1, 5.00%, 1/25/20	9,687	10

Total Structured Products
(Cost: $22,206)		22,443

Below Investment Grade Segment (8.2%)

Aerospace & Defense (0.1%)
Bombardier, Inc., 5.75%, 3/15/22 144A	20,000	20
Bombardier, Inc., 6.125%, 1/15/23 144A	35,000	35
Bombardier, Inc., 7.75%, 3/15/20 144A	35,000	40
Huntington Ingalls Industries, Inc., 6.875%, 3/15/18	65,000	70
Huntington Ingalls Industries, Inc., 7.125%, 3/15/21	40,000	44
Triumph Group, Inc., 4.875%, 4/1/21	30,000	29

Total		238

	Below Investment Grade Segment (8.2%)	Shares/ $ Par	Value $ (000’s)

	Autos & Vehicle Parts (0.2%)
	American Axle & Manufacturing, Inc., 5.125%, 2/15/19	10,000	10
	American Axle & Manufacturing, Inc., 6.25%, 3/15/21	40,000	43
	Chrysler Group LLC/CG Co-Issuer, Inc., 8.00%, 6/15/19	30,000	33
	Chrysler Group LLC/CG Co-Issuer, Inc., 8.25%, 6/15/21	40,000	45
(d)	Exide Technologies, 8.625%, 2/1/18	50,000	36
	General Motors Co., 3.50%, 10/2/18 144A	30,000	31
	General Motors Co., 4.875%, 10/2/23 144A	30,000	30
	General Motors Financial Co., Inc., 2.75%, 5/15/16 144A	35,000	35
	General Motors Financial Co., Inc., 3.25%, 5/15/18 144A	15,000	15
	General Motors Financial Co., Inc., 4.75%, 8/15/17 144A	50,000	53
	The Goodyear Tire & Rubber Co., 6.50%, 3/1/21	55,000	58
	The Goodyear Tire & Rubber Co., 8.25%, 8/15/20	50,000	56
	Jaguar Land Rover Automotive PLC, 4.125%, 12/15/18 144A	15,000	15
	Meritor, Inc., 6.75%, 6/15/21	20,000	20
	Navistar International Corp., 8.25%, 11/1/21	55,000	57
	Schaeffler Finance BV, 4.75%, 5/15/21 144A	30,000	30
	Schaeffler Holding Finance BV, 6.875%, 8/15/18 144A	25,000	27
	Visteon Corp., 6.75%, 4/15/19	28,000	30

	Total		624

	Banking (0.3%)
	Ally Financial, Inc., 2.75%, 1/30/17	145,000	146
	Ally Financial, Inc., 5.50%, 2/15/17	45,000	49
	Ally Financial, Inc., 7.50%, 9/15/20	90,000	105
	Ally Financial, Inc., 8.00%, 3/15/20	45,000	54
	E*TRADE Financial Corp., 6.00%, 11/15/17	55,000	58
	E*TRADE Financial Corp., 6.375%, 11/15/19	30,000	32
	E*TRADE Financial Corp., 6.75%, 6/1/16	50,000	54
	JPMorgan Chase & Co., 7.90%, 4/29/49	35,000	39
	KCG Holdings, Inc., 8.25%, 6/15/18 144A	35,000	37
	Royal Bank of Scotland Group PLC, 6.00%, 12/19/23	65,000	65
	Royal Bank of Scotland Group PLC, 6.10%, 6/10/23	25,000	25

	Total		664

	Basic Materials (0.3%)
	Ardagh Packaging Finance PLC, 7.375%, 10/15/17 144A	30,000	32
	Ardagh Packaging Finance PLC, 9.125%, 10/15/20 144A	30,000	33
	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 7.00%, 11/15/20 144A	60,000	61
	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 9.125%, 10/15/20 144A	20,000	22
	Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II, 6.00%, 6/15/17 144A	45,000	46
(c)	BOE Intermediate Holding Corp., 9.00%, 11/1/17 144A	47,047	49
(c)	BOE Merger Corp., 9.50%, 11/1/17 144A	20,000	21
	Cascades, Inc., 7.875%, 1/15/20	20,000	21

The Accompanying Notes are an Integral Part of the Financial Statements.

198	Asset Allocation Portfolio

Asset Allocation Portfolio

Below Investment Grade Segment (8.2%)	Shares/ $ Par	Value $ (000’s)

Basic Materials continued
Graphic Packaging International, Inc., 4.75%, 4/15/21	25,000	25
Plastipak Holdings, Inc., 6.50%, 10/1/21 144A	25,000	26
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 5.75%, 10/15/20	80,000	82
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 6.875%, 2/15/21	55,000	59
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 7.125%, 4/15/19	30,000	32
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 8.25%, 2/15/21	25,000	27
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 9.00%, 4/15/19	55,000	59
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 9.875%, 8/15/19	70,000	78
Sealed Air Corp., 6.50%, 12/1/20 144A	15,000	16
Sealed Air Corp., 8.125%, 9/15/19 144A	20,000	22
Sealed Air Corp., 8.375%, 9/15/21 144A	40,000	45

Total		756

Builders & Building Materials (0.1%)
Brookfield Residential Properties, Inc., 6.50%, 12/15/20 144A	20,000	21
Building Materials Corp. of America, 6.75%, 5/1/21 144A	35,000	38
Cemex SAB de CV, 5.875%, 3/25/19 144A	15,000	15
Cemex SAB de CV, 6.50%, 12/10/19 144A	50,000	52
KB Home, 7.25%, 6/15/18	40,000	44
KB Home, 9.10%, 9/15/17	20,000	23
USG Corp., 5.875%, 11/1/21 144A	5,000	5
USG Corp., 7.875%, 3/30/20 144A	35,000	39
Vulcan Materials Co., 6.40%, 11/30/17	45,000	51

Total		288

Capital Goods (0.1%)
Ashtead Capital, Inc., 6.50%, 7/15/22 144A	10,000	11
Case New Holland, Inc., 7.875%, 12/1/17	20,000	24
Caterpillar, Inc., 3.803%, 8/15/42	85,000	71
CNH Capital LLC, 3.625%, 4/15/18	35,000	35
CNH Capital LLC, 3.875%, 11/1/15	15,000	16
CNH Capital LLC, 6.25%, 11/1/16	20,000	22
Terex Corp., 6.00%, 5/15/21	30,000	31
United Rentals North America, Inc., 5.75%, 7/15/18	15,000	16
United Rentals North America, Inc., 7.375%, 5/15/20	20,000	22

Total		248

Chemicals (0.2%)
Celanese US Holdings LLC, 4.625%, 11/15/22	60,000	58
Hexion US Finance Corp., 6.625%, 4/15/20	90,000	92
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18	80,000	83
Huntsman International LLC, 4.875%, 11/15/20	65,000	64
Ineos Finance PLC, 7.50%, 5/1/20 144A	25,000	27
Ineos Finance PLC, 8.375%, 2/15/19 144A	65,000	72

	Below Investment Grade Segment (8.2%)	Shares/ $ Par	Value $ (000’s)

	Chemicals continued
	Ineos Group Holdings SA, 6.125%, 8/15/18 144A	20,000	20
	Rockwood Specialties Group, Inc., 4.625%, 10/15/20	20,000	21
	Tronox Finance, 6.375%, 8/15/20	40,000	41
	US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV, 7.375%, 5/1/21 144A	10,000	11

	Total		489

	Conglomerate & Diversified Manufacturing (0.0%)
	Gardner Denver, Inc., 6.875%, 8/15/21 144A	15,000	15
	Rexel SA, 5.25%, 6/15/20 144A	40,000	40
	SPX Corp., 6.875%, 9/1/17	45,000	51
	WESCO Distribution, Inc., 5.375%, 12/15/21 144A	20,000	20

	Total		126

	Consumer Products & Retailing (0.2%)
(c)	Alphabet Holding Co., 7.75%, 11/1/17 144A	20,000	21
(c)	Alphabet Holding Co., 7.75%, 11/1/17	15,000	15
(c)	BI-LO LLC/BI-LO Finance Corp., 8.625%, 9/15/18 144A	30,000	31
	Ctrip.com International, Ltd., 1.25%, 10/15/18 144A	20,000	20
	First Quality Finance Co., Inc., 4.625%, 5/15/21 144A	35,000	33
	Hanesbrands, Inc., 6.375%, 12/15/20	60,000	66
	Levi Strauss & Co., 6.875%, 5/1/22	35,000	39
	Levi Strauss & Co., 7.625%, 5/15/20	30,000	33
	Limited Brands, Inc., 5.625%, 2/15/22	80,000	82
	Limited Brands, Inc., 8.50%, 6/15/19	15,000	18
	Neiman Marcus Group LTD, Inc., 8.00%, 10/15/21 144A	20,000	21
	Prestige Brands, Inc., 5.375%, 12/15/21 144A	20,000	20
	Rent-A-Center, Inc., 4.75%, 5/1/21	10,000	9
	Revlon Consumer Products Corp., 5.75%, 2/15/21	40,000	39
	Sally Holdings LLC/Sally Capital, Inc., 6.875%, 11/15/19	40,000	44
	SC Johnson & Son, Inc., 4.00%, 5/15/43 144A	20,000	17
	SUPERVALU, Inc., 6.75%, 6/1/21	35,000	35
	SUPERVALU, Inc., 8.00%, 5/1/16	35,000	39
	Toys R US - Delaware, Inc., 7.375%, 9/1/16 144A	12,000	11

	Total		593

	Electric Utilities (0.2%)
	The AES Corp., 7.75%, 10/15/15	10,000	11
	The AES Corp., 8.00%, 10/15/17	35,000	41
	The AES Corp., 8.00%, 6/1/20	45,000	53
	Calpine Corp., 6.00%, 1/15/22 144A	15,000	16
	Calpine Corp., 7.50%, 2/15/21 144A	52,000	57
	Calpine Corp., 7.875%, 7/31/20 144A	56,000	61
	GenOn Americas Generation LLC, 8.50%, 10/1/21	60,000	63
	NRG Energy, Inc., 7.625%, 1/15/18	80,000	91
	NRG Energy, Inc., 7.625%, 5/15/19	55,000	58
	NRG Energy, Inc., 8.25%, 9/1/20	5,000	6
	NSG Holdings LLC/NSG Holdings, Inc., 7.75%, 12/15/25 144A	81,000	86
	Puget Energy, Inc., 5.625%, 7/15/22	80,000	87

	Total		630

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	199

Asset Allocation Portfolio

Below Investment Grade Segment (8.2%)	Shares/ $ Par	Value $ (000’s)

Energy (1.3%)
AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75%, 5/20/20	15,000	16
AmeriGas Partners LP/AmeriGas Finance Corp., 6.25%, 8/20/19	55,000	59
Antero Resources Finance Corp., 5.375%, 11/1/21 144A	45,000	45
Athlon Holdings LP/Athlon Finance Corp., 7.375%, 4/15/21 144A	15,000	16
Atwood Oceanics, Inc., 6.50%, 2/1/20	15,000	16
Aurora USA Oil & Gas, Inc., 7.50%, 4/1/20 144A	15,000	15
Bill Barrett Corp., 7.00%, 10/15/22	25,000	26
Bill Barrett Corp., 7.625%, 10/1/19	45,000	48
Bonanza Creek Energy, Inc., 6.75%, 4/15/21	10,000	10
BreitBurn Energy Partners LP/BreitBurn Finance Corp., 7.875%, 4/15/22	20,000	21
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20	20,000	22
Carrizo Oil & Gas, Inc., 8.625%, 10/15/18	50,000	54
Chesapeake Energy Corp., 5.375%, 6/15/21	55,000	57
Chesapeake Energy Corp., 6.125%, 2/15/21	75,000	80
Chesapeake Energy Corp., 6.875%, 11/15/20	55,000	62
Chesapeake Energy Corp., 9.50%, 2/15/15	30,000	33
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19	40,000	42
Cimarex Energy Co., 5.875%, 5/1/22	55,000	58
Comstock Resources, Inc., 7.75%, 4/1/19	30,000	32
Comstock Resources, Inc., 9.50%, 6/15/20	55,000	62
Concho Resources, Inc., 5.50%, 4/1/23	35,000	36
Denbury Resources, Inc., 8.25%, 2/15/20	30,000	33
Energy XXI Gulf Coast, Inc., 7.50%, 12/15/21 144A	40,000	42
EP Energy LLC/EP Energy Finance, Inc., 9.375%, 5/1/20	35,000	40
EP Energy LLC/Everest Acquisition Finance, Inc., 7.75%, 9/1/22	15,000	17
Exterran Holdings, Inc., 7.25%, 12/1/18	40,000	42
Exterran Partners LP/EXLP Finance Corp., 6.00%, 4/1/21 144A	25,000	25
Forest Oil Corp., 7.25%, 6/15/19	55,000	54
Forum Energy Technologies, Inc., 6.25%, 10/1/21 144A	30,000	32
Halcon Resources Corp., 8.875%, 5/15/21	35,000	35
Halcon Resources Corp., 9.75%, 7/15/20 144A	10,000	10
Halcon Resources Corp., 9.75%, 7/15/20	35,000	37
Hercules Offshore, Inc., 7.50%, 10/1/21 144A	15,000	16
Hercules Offshore, Inc., 8.75%, 7/15/21 144A	30,000	33
Hilcorp Energy I LP/Hilcorp Finance Co., 7.625%, 4/15/21 144A	20,000	22
Hilcorp Energy I LP/Hilcorp Finance Co., 8.00%, 2/15/20 144A	35,000	38
Hornbeck Offshore Services, Inc., 5.00%, 3/1/21	35,000	34
Hornbeck Offshore Services, Inc., 5.875%, 4/1/20	20,000	21
Kodiak Oil & Gas Corp., 5.50%, 1/15/21	20,000	20
Kodiak Oil & Gas Corp., 5.50%, 2/1/22	30,000	30
Kodiak Oil & Gas Corp., 8.125%, 12/1/19	55,000	61
Legacy Reserves LP/Legacy Reserves Finance Corp., 6.625%, 12/1/21 144A	25,000	24
Linn Energy LLC/Linn Energy Finance Corp., 6.50%, 5/15/19	90,000	92

Below Investment Grade Segment (8.2%)	Shares/ $ Par	Value $ (000’s)

Energy continued
Linn Energy LLC/Linn Energy Finance Corp., 7.00%, 11/1/19 144A	65,000	66
Linn Energy LLC/Linn Energy Finance Corp., 7.75%, 2/1/21	43,000	45
Linn Energy LLC/Linn Energy Finance Corp., 8.625%, 4/15/20	10,000	11
Magnum Hunter Resources Corp., 9.75%, 5/15/20	70,000	76
MEG Energy Corp., 6.375%, 1/30/23 144A	45,000	45
MEG Energy Corp., 7.00%, 3/31/24 144A	5,000	5
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, 9.25%, 6/1/21	80,000	84
Northern Oil and Gas, Inc., 8.00%, 6/1/20	15,000	16
Oasis Petroleum, Inc., 6.50%, 11/1/21	75,000	80
Oasis Petroleum, Inc., 6.875%, 3/15/22 144A	35,000	37
Offshore Group Investment, Ltd., 7.50%, 11/1/19	70,000	76
Oil States International, Inc., 5.125%, 1/15/23	20,000	23
Oil States International, Inc., 6.50%, 6/1/19	25,000	27
Pacific Drilling SA, 5.375%, 6/1/20 144A	35,000	35
Petroleum Geo-Services ASA, 7.375%, 12/15/18 144A	40,000	43
QEP Resources, Inc., 5.25%, 5/1/23	30,000	28
QEP Resources, Inc., 6.875%, 3/1/21	30,000	32
Range Resources Corp., 5.75%, 6/1/21	35,000	37
Rosetta Resources, Inc., 5.875%, 6/1/22	85,000	84
Rosetta Resources, Inc., 9.50%, 4/15/18	45,000	48
Samson Investment Co., 10.50%, 2/15/20 144A	85,000	93
Sanchez Energy Corp., 7.75%, 6/15/21 144A	100,000	102
SandRidge Energy, Inc., 7.50%, 3/15/21	65,000	68
SandRidge Energy, Inc., 7.50%, 2/15/23	30,000	30
SandRidge Energy, Inc., 8.125%, 10/15/22	35,000	37
SESI LLC, 6.375%, 5/1/19	45,000	48
SM Energy Co., 6.50%, 11/15/21	20,000	21
SM Energy Co., 6.50%, 1/1/23	20,000	21
SM Energy Co., 6.625%, 2/15/19	35,000	37
Swift Energy Co., 7.875%, 3/1/22	15,000	15
Swift Energy Co., 8.875%, 1/15/20	25,000	26
Trinidad Drilling, Ltd., 7.875%, 1/15/19 144A	40,000	43
Unit Corp., 6.625%, 5/15/21	35,000	37
Venoco, Inc., 8.875%, 2/15/19	25,000	25
Whiting Petroleum Corp., 5.00%, 3/15/19	95,000	97
Whiting Petroleum Corp., 5.75%, 3/15/21	25,000	26
WPX Energy, Inc., 5.25%, 1/15/17	65,000	69
WPX Energy, Inc., 6.00%, 1/15/22	45,000	45

Total		3,306

Entertainment (0.1%)
Activision Blizzard, Inc., 5.625%, 9/15/21 144A	55,000	57
DreamWorks Animation SKG, Inc., 6.875%, 8/15/20 144A	40,000	42
Speedway Motorsports, Inc., 6.75%, 2/1/19	45,000	48
WMG Acquisition Corp., 6.00%, 1/15/21 144A	9,000	9
WMG Acquisition Corp., 11.50%, 10/1/18	50,000	58

Total		214

Finance (0.4%)
AerCap Aviation Solutions BV, 6.375%, 5/30/17	40,000	43
Air Lease Corp., 5.625%, 4/1/17	45,000	50
Aircastle, Ltd., 4.625%, 12/15/18	20,000	20

The Accompanying Notes are an Integral Part of the Financial Statements.

200	Asset Allocation Portfolio

Asset Allocation Portfolio

	Below Investment Grade Segment (8.2%)	Shares/ $ Par	Value $ (000’s)

	Finance continued
	Aircastle, Ltd., 6.25%, 12/1/19	20,000	21
	Aircastle, Ltd., 6.75%, 4/15/17	25,000	28
	Aircastle, Ltd., 7.625%, 4/15/20	15,000	17
	Aviation Capital Group Corp., 4.625%, 1/31/18 144A	25,000	26
	AWAS Aviation Capital, Ltd., 7.00%, 10/17/16 144A	14,240	15
	Cash America International, Inc., 5.75%, 5/15/18 144A	35,000	33
	CIT Group, Inc., 5.00%, 5/15/17	35,000	37
	CIT Group, Inc., 5.00%, 8/15/22	45,000	44
	CIT Group, Inc., 5.25%, 3/15/18	10,000	11
	CIT Group, Inc., 5.375%, 5/15/20	45,000	48
	CIT Group, Inc., 5.50%, 2/15/19 144A	30,000	32
	FTI Consulting, Inc., 6.00%, 11/15/22	20,000	20
	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.00%, 8/1/20 144A	30,000	31
	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 7.75%, 1/15/16	55,000	56
	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18	25,000	26
	International Lease Finance Corp., 7.125%, 9/1/18 144A	40,000	46
	International Lease Finance Corp., 8.75%, 3/15/17	55,000	65
	International Lease Finance Corp., 8.875%, 9/1/17	40,000	48
(d)	Lehman Brothers Holdings, Inc., 5.50%, 4/4/16	35,000	7
(d)	Lehman Brothers Holdings, Inc., 6.875%, 5/2/18	25,000	5
	Nationstar Mortgage LLC/Nationstar Capital Corp., 6.50%, 8/1/18	25,000	25
	PHH Corp., 6.375%, 8/15/21	50,000	50
	Provident Funding Associates LP/PFG Finance Corp., 6.75%, 6/15/21 144A	20,000	20
	SLM Corp., 4.875%, 6/17/19	45,000	45
	SLM Corp., 5.50%, 1/15/19	35,000	36
	SLM Corp., 6.00%, 1/25/17	30,000	33
	SLM Corp., 8.00%, 3/25/20	35,000	40
	SLM Corp., 8.45%, 6/15/18	25,000	29
	Springleaf Finance Corp., 6.00%, 6/1/20	55,000	55

	Total		1,062

	Food & Beverage (0.2%)
	ARAMARK Corp., 5.75%, 3/15/20 144A	40,000	42
	Constellation Brands, Inc., 6.00%, 5/1/22	10,000	11
	Cott Beverages, Inc., 8.125%, 9/1/18	20,000	22
	Darling Escrow Corp., 5.375%, 1/15/22 144A	15,000	15
	Dean Foods Co., 7.00%, 6/1/16	45,000	50
	JBS Finance II, Ltd., 8.25%, 1/29/18 144A	40,000	42
	JBS Investments GmbH, 7.75%, 10/28/20 144A	30,000	30
	JBS USA LLC/JBS USA Finance, Inc., 7.25%, 6/1/21 144A	65,000	68
	Land O’ Lakes, Inc., 6.00%, 11/15/22 144A	45,000	46
	Post Holdings, Inc., 6.75%, 12/1/21 144A	50,000	52
	Post Holdings, Inc., 7.375%, 2/15/22 144A	10,000	11
	Post Holdings, Inc., 7.375%, 2/15/22	5,000	5
	Smithfield Foods, Inc., 6.625%, 8/15/22	40,000	42
	Sun Merger Sub, Inc., 5.25%, 8/1/18 144A	25,000	26
	Sun Merger Sub, Inc., 5.875%, 8/1/21 144A	10,000	10
	TreeHouse Foods, Inc., 7.75%, 3/1/18	25,000	26

	Total		498

	Below Investment Grade Segment (8.2%)	Shares/ $ Par	Value $ (000’s)

	Foreign Agencies (0.1%)
	CITGO Petroleum Corp., 11.50%, 7/1/17 144A	40,000	44
	Eksportfinans ASA, 2.00%, 9/15/15	125,000	123

	Total		167

	Gaming/Leisure/Lodging (0.2%)
	Caesars Entertainment Operating Co., Inc., 8.50%, 2/15/20	60,000	58
	Caesars Entertainment Operating Co., Inc., 11.25%, 6/1/17	55,000	56
	Churchill Downs, Inc., 5.375%, 12/15/21 144A	10,000	10
	Golden Nugget Escrow, Inc., 8.50%, 12/1/21 144A	20,000	20
	MGM Resorts International, 6.625%, 12/15/21	35,000	37
	MGM Resorts International, 6.75%, 10/1/20	30,000	32
	MGM Resorts International, 7.625%, 1/15/17	35,000	40
	MGM Resorts International, 7.75%, 3/15/22	30,000	34
	MGM Resorts International, 8.625%, 2/1/19	50,000	59
	NCL Corp., Ltd., 5.00%, 2/15/18	15,000	15
	RHP Hotel Properties LP/RHP Finance Corp., 5.00%, 4/15/21	15,000	15
	Royal Caribbean Cruises, Ltd., 5.25%, 11/15/22	20,000	20
	Scientific Games International, Inc., 6.25%, 9/1/20	45,000	46
	Scientific Games International, Inc., 9.25%, 6/15/19	25,000	27
	Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, 5.875%, 5/15/21 144A	40,000	39
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 4.25%, 5/30/23 144A	30,000	28

	Total		536

	Healthcare (0.4%)
	Biomet, Inc., 6.50%, 8/1/20	40,000	42
	CHS/Community Health Systems, Inc., 5.125%, 8/15/18	30,000	31
	CHS/Community Health Systems, Inc., 7.125%, 7/15/20	45,000	47
	CHS/Community Health Systems, Inc., 8.00%, 11/15/19	55,000	60
	Fresenius Medical Care US Finance II, Inc., 5.625%, 7/31/19 144A	85,000	92
	Fresenius Medical Care US Finance II, Inc., 5.875%, 1/31/22 144A	55,000	58
	Fresenius Medical Care US Finance, Inc., 6.50%, 9/15/18 144A	10,000	11
	HCA Holdings, Inc., 6.25%, 2/15/21	45,000	47
	HCA Holdings, Inc., 7.75%, 5/15/21	35,000	38
	HCA, Inc., 5.875%, 3/15/22	25,000	26
	HCA, Inc., 6.50%, 2/15/20	80,000	88
	HCA, Inc., 7.25%, 9/15/20	85,000	93
	HCA, Inc., 7.875%, 2/15/20	25,000	27
	HCA, Inc., 8.00%, 10/1/18	30,000	35
	Health Management Associates, Inc., 6.125%, 4/15/16	45,000	50
	Health Management Associates, Inc., 7.375%, 1/15/20	25,000	28
(c)	Healthcare Technology Intermediate, Inc., 7.375%, 9/1/18 144A	20,000	21
	Hologic, Inc., 6.25%, 8/1/20	10,000	10

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	201

Asset Allocation Portfolio

Below Investment Grade Segment (8.2%)	Shares/ $ Par	Value $ (000’s)

Healthcare continued
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/1/19	40,000	45
LifePoint Hospitals, Inc., 5.50%, 12/1/21 144A	25,000	25
Prospect Medical Holdings, Inc., 8.375%, 5/1/19 144A	55,000	59
Tenet Healthcare Corp., 4.375%, 10/1/21	40,000	38
Tenet Healthcare Corp., 4.50%, 4/1/21	30,000	28
Tenet Healthcare Corp., 6.00%, 10/1/20 144A	25,000	26
Tenet Healthcare Corp., 6.25%, 11/1/18	40,000	44
Tenet Healthcare Corp., 6.75%, 2/1/20	35,000	36
Tenet Healthcare Corp., 8.125%, 4/1/22	40,000	43
WellCare Health Plans, Inc., 5.75%, 11/15/20	20,000	20

Total		1,168

Insurance (0.1%)
Centene Corp., 5.75%, 6/1/17	75,000	80
Hockey Merger Sub 2, Inc., 7.875%, 10/1/21 144A	50,000	51

Total		131

Media (0.8%)
Cablevision Systems Corp., 7.75%, 4/15/18	45,000	50
CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, 3/15/21 144A	75,000	72
CCO Holdings LLC/CCO Holdings Capital Corp., 6.50%, 4/30/21	10,000	10
CCO Holdings LLC/CCO Holdings Capital Corp., 7.00%, 1/15/19	55,000	58
CCO Holdings LLC/CCO Holdings Capital Corp., 7.375%, 6/1/20	20,000	22
Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.125%, 12/15/21 144A	40,000	38
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375%, 9/15/20 144A	55,000	56
CSC Holdings LLC, 6.75%, 11/15/21	85,000	92
CSC Holdings LLC, 7.625%, 7/15/18	40,000	46
CSC Holdings LLC, 7.875%, 2/15/18	22,000	25
CSC Holdings LLC, 8.625%, 2/15/19	25,000	29
DISH DBS Corp., 4.25%, 4/1/18	85,000	87
DISH DBS Corp., 5.00%, 3/15/23	35,000	33
DISH DBS Corp., 5.125%, 5/1/20	55,000	55
DISH DBS Corp., 5.875%, 7/15/22	40,000	40
DISH DBS Corp., 6.75%, 6/1/21	80,000	85
DISH DBS Corp., 7.875%, 9/1/19	50,000	57
Gannett Co., 5.125%, 10/15/19 144A	25,000	26
Gannett Co., 5.125%, 7/15/20 144A	30,000	30
Gray Television, Inc., 7.50%, 10/1/20	20,000	21
Hughes Satellite Systems Corp., 6.50%, 6/15/19	40,000	43
Hughes Satellite Systems Corp., 7.625%, 6/15/21	25,000	28
IAC/InterActiveCorp., 4.875%, 11/30/18 144A	20,000	21
Inmarsat Finance PLC, 7.375%, 12/1/17 144A	15,000	16
Intelsat Jackson Holdings SA, 7.25%, 4/1/19	50,000	54
Intelsat Jackson Holdings SA, 7.25%, 10/15/20	50,000	55
Intelsat Jackson Holdings SA, 8.50%, 11/1/19	75,000	82
Intelsat Luxembourg SA, 7.75%, 6/1/21 144A	60,000	64
LIN Television Corp., 6.375%, 1/15/21	30,000	31

Below Investment Grade Segment (8.2%)	Shares/ $ Par	Value $ (000’s)

Media continued
Mediacom LLC/Mediacom Capital Corp., 9.125%, 8/15/19	50,000	54
Netflix, Inc., 5.375%, 2/1/21 144A	20,000	20
Nexstar Finance, Inc., 6.875%, 11/15/20	15,000	16
Nielsen Finance LLC/Nielsen Finance Co., 7.75%, 10/15/18	45,000	49
Outerwall, Inc., 6.00%, 3/15/19	55,000	56
RR Donnelley & Sons Co., 7.00%, 2/15/22	15,000	16
RR Donnelley & Sons Co., 7.875%, 3/15/21	20,000	22
Sinclair Television Group, Inc., 5.375%, 4/1/21	45,000	44
Sinclair Television Group, Inc., 6.125%, 10/1/22	10,000	10
Sinclair Television Group, Inc., 6.375%, 11/1/21 144A	20,000	21
Sirius XM Holdings, Inc., 4.25%, 5/15/20 144A	20,000	19
Sirius XM Holdings, Inc., 4.625%, 5/15/23 144A	20,000	18
Sirius XM Holdings, Inc., 5.75%, 8/1/21 144A	35,000	35
Sirius XM Holdings, Inc., 5.875%, 10/1/20 144A	40,000	41
Starz LLC/Starz Finance Corp., 5.00%, 9/15/19 144A	15,000	15
Starz LLC/Starz Finance Corp., 5.00%, 9/15/19	20,000	20
Univision Communications, Inc., 6.75%, 9/15/22 144A	35,000	38
Univision Communications, Inc., 7.875%, 11/1/20 144A	20,000	22
UPCB Finance V, Ltd., 7.25%, 11/15/21 144A	55,000	60
Videotron, Ltd., 5.00%, 7/15/22	55,000	54
Virgin Media Finance PLC, 8.375%, 10/15/19	17,000	19
Virgin Media Secured Finance PLC, 5.375%, 4/15/21 144A	45,000	45

Total		2,020

Metals & Mining (0.6%)
AK Steel Corp., 7.625%, 5/15/20	20,000	20
AK Steel Corp., 8.75%, 12/1/18	45,000	50
Aleris International, Inc., 7.625%, 2/15/18	35,000	37
Aleris International, Inc., 7.875%, 11/1/20	30,000	32
Alpha Natural Resources, Inc., 6.00%, 6/1/19	65,000	56
ArcelorMittal, 5.75%, 8/5/20	40,000	43
ArcelorMittal, 6.00%, 3/1/21	35,000	37
ArcelorMittal, 6.125%, 6/1/18	95,000	104
ArcelorMittal, 6.75%, 2/25/22	55,000	60
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.25%, 12/15/17	45,000	47
CONSOL Energy, Inc., 8.00%, 4/1/17	40,000	42
CONSOL Energy, Inc., 8.25%, 4/1/20	100,000	108
FMG Resources (August 2006) Pty, Ltd., 6.00%, 4/1/17 144A	35,000	37
FMG Resources (August 2006) Pty, Ltd., 6.875%, 2/1/18 144A	25,000	26
FMG Resources (August 2006) Pty, Ltd., 6.875%, 4/1/22 144A	60,000	65
FMG Resources (August 2006) Pty, Ltd., 8.25%, 11/1/19 144A	55,000	62
FQM Akubra, Inc., 7.50%, 6/1/21 144A	10,000	11
GrafTech International, Ltd., 6.375%, 11/15/20	15,000	15
HudBay Minerals, Inc., 9.50%, 10/1/20	20,000	21

The Accompanying Notes are an Integral Part of the Financial Statements.

202	Asset Allocation Portfolio

Asset Allocation Portfolio

	Below Investment Grade Segment (8.2%)	Shares/ $ Par	Value $ (000’s)

	Metals & Mining continued
	KGHM International, Ltd., 7.75%, 6/15/19 144A	40,000	42
	Molycorp, Inc., 6.00%, 9/1/17	45,000	36
	Molycorp, Inc., 10.00%, 6/1/20	40,000	40
	New Gold, Inc., 6.25%, 11/15/22 144A	30,000	29
(c),(n)	Patriot Coal Corp., 15.00%, 12/15/23	13,845	22
	Peabody Energy Corp., 4.75%, 12/15/41	115,000	91
	Peabody Energy Corp., 6.00%, 11/15/18	50,000	53
	Peabody Energy Corp., 6.25%, 11/15/21	65,000	66
	Peabody Energy Corp., 6.50%, 9/15/20	45,000	47
	Rain CII Carbon LLC/CII Carbon Corp., 8.25%, 1/15/21 144A	15,000	15
	Severstal Columbus LLC, 10.25%, 2/15/18	65,000	69
	Steel Dynamics, Inc., 6.125%, 8/15/19	20,000	22
	Steel Dynamics, Inc., 6.375%, 8/15/22	20,000	22
	Thompson Creek Metals Co., Inc., 7.375%, 6/1/18	35,000	30
	United States Steel Corp., 7.375%, 4/1/20	30,000	32

	Total		1,489

	Oil & Gas (0.1%)
	Northern Tier Energy LLC/Northern Tier Finance Corp., 7.125%, 11/15/20	20,000	21
	PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 2/15/20	35,000	38
	Tesoro Corp., 4.25%, 10/1/17	20,000	21
	Tesoro Corp., 5.375%, 10/1/22	20,000	20
	Ultra Petroleum Corp., 5.75%, 12/15/18 144A	20,000	21
	Western Refining, Inc., 6.25%, 4/1/21	23,000	23

	Total		144

	Other Holdings (-%)
(d),(n)	General Motors Co. Escrow, 7.20%, 1/15/14	30,000	-
(d),(n)	General Motors Co. Escrow, 8.375%, 7/15/33	260,000	-

	Total		-

	Pharmaceuticals (0.2%)
	Auxilium Pharmaceuticals, Inc., 1.50%, 7/15/18	50,000	55
(c)	Capsugel SA, 7.00%, 5/15/19 144A	15,000	15
	Endo Finance Co., 5.75%, 1/15/22 144A	45,000	45
	Endo Health Solutions, Inc., 7.00%, 7/15/19	15,000	16
	Endo Health Solutions, Inc., 7.25%, 1/15/22	30,000	32
	Forest Laboratories, Inc., 5.00%, 12/15/21 144A	55,000	55
	Salix Pharmaceuticals, Ltd., 6.00%, 1/15/21 144A	15,000	16
	Valeant Pharmaceuticals International, 6.375%, 10/15/20 144A	20,000	21
	Valeant Pharmaceuticals International, 6.50%, 7/15/16 144A	35,000	36
	Valeant Pharmaceuticals International, 6.75%, 10/1/17 144A	55,000	59
	Valeant Pharmaceuticals International, 6.75%, 8/15/18 144A	52,000	57
	Valeant Pharmaceuticals International, 6.875%, 12/1/18 144A	65,000	70
	Valeant Pharmaceuticals International, 5.625%, 12/1/21 144A	20,000	20

	Total		497

	Pipelines (0.5%)
	Access Midstream Partners LP/ACMP Finance Corp., 6.125%, 7/15/22	30,000	32

Below Investment Grade Segment (8.2%)	Shares/ $ Par	Value $ (000’s)

Pipelines continued
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., 6.625%, 10/1/20	35,000	37
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.00%, 12/15/20	20,000	21
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.125%, 3/1/22 144A	15,000	15
El Paso LLC, 7.00%, 6/15/17	25,000	28
El Paso LLC, 7.25%, 6/1/18	70,000	80
El Paso Pipeline Partners Operating Co. LLC, 4.70%, 11/1/42	20,000	17
El Paso Pipeline Partners Operating Co. LLC, 5.00%, 10/1/21	175,000	183
Energy Transfer Equity LP, 7.50%, 10/15/20	85,000	95
Genesis Energy LP/Genesis Energy Finance Corp., 5.75%, 2/15/21	35,000	35
Hiland Partners LP/Hiland Partners Finance Corp., 7.25%, 10/1/20 144A	35,000	38
Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18 144A	60,000	66
Kinder Morgan, Inc., 5.00%, 2/15/21 144A	50,000	49
Kinder Morgan, Inc., 5.625%, 11/15/23 144A	45,000	44
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.25%, 6/15/22	32,000	34
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.75%, 11/1/20	20,000	22
NGL Energy Partners LP/NGL Energy Finance Corp., 6.875%, 10/15/21 144A	35,000	36
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, 6.50%, 5/15/21 144A	15,000	16
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, 8.375%, 6/1/20	39,000	43
Regency Energy Partners LP/Regency Energy Finance Corp., 4.50%, 11/1/23	25,000	23
Regency Energy Partners LP/Regency Energy Finance Corp., 5.75%, 9/1/20	45,000	46
Sabine Pass Liquefaction LLC, 5.625%, 2/1/21 144A	55,000	54
Sabine Pass Liquefaction LLC, 5.625%, 4/15/23 144A	40,000	37
Sabine Pass Liquefaction LLC, 6.25%, 3/15/22 144A	75,000	74
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.25%, 11/15/23 144A	50,000	45
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.375%, 8/1/22	18,000	19
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.875%, 10/1/20 144A	20,000	20
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.875%, 10/1/20	20,000	20
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.125%, 10/15/21	30,000	31

Total		1,260

Real Estate Investment Trusts (0.0%)
MPT Operating Partnership LP/MPT Finance Corp., 6.375%, 2/15/22	40,000	41
MPT Operating Partnership LP/MPT Finance Corp., 6.875%, 5/1/21	40,000	43
Pennymac Corp., 5.375%, 5/1/20 144A	45,000	43

Total		127

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	203

Asset Allocation Portfolio

Below Investment Grade Segment (8.2%)	Shares/ $ Par	Value $ (000’s)

Services (0.1%)
The ADT Corp., 6.25%, 10/15/21 144A	55,000	58
APX Group, Inc., 8.75%, 12/1/20 144A	20,000	20
Clean Harbors, Inc., 5.125%, 6/1/21	15,000	15
Clean Harbors, Inc., 5.25%, 8/1/20	30,000	31
The Geo Group, Inc., 5.875%, 1/15/22 144A	25,000	25
The Geo Group, Inc., 6.625%, 2/15/21	35,000	37
Mobile Mini, Inc., 7.875%, 12/1/20	65,000	72
QVC, Inc., 5.125%, 7/2/22	15,000	15
QVC, Inc., 7.375%, 10/15/20 144A	30,000	32
Service Corp. International, 4.50%, 11/15/20	15,000	15
Service Corp. International, 7.00%, 5/15/19	30,000	32
Service Corp. International, 8.00%, 11/15/21	15,000	17

Total		369

Technology (0.4%)
ACI Worldwide, Inc., 6.375%, 8/15/20 144A	15,000	16
Alcatel-Lucent USA, Inc., 4.625%, 7/1/17 144A	20,000	20
Alcatel-Lucent USA, Inc., 6.75%, 11/15/20 144A	25,000	26
Amkor Technology, Inc., 6.375%, 10/1/22	25,000	26
Amkor Technology, Inc., 6.625%, 6/1/21	25,000	26
Audatex North America, Inc., 6.00%, 6/15/21 144A	70,000	73
Audatex North America, Inc., 6.125%, 11/1/23 144A	20,000	21
BMC Software Finance, Inc., 8.125%, 7/15/21 144A	40,000	41
Denali Borrower LLC/Denali Finance Corp., 5.625%, 10/15/20 144A	69,000	68
Equinix, Inc., 7.00%, 7/15/21	25,000	27
First Data Corp., 6.75%, 11/1/20 144A	70,000	73
First Data Corp., 7.375%, 6/15/19 144A	50,000	53
First Data Corp., 8.25%, 1/15/21 144A	25,000	27
First Data Corp., 11.25%, 1/15/21 144A	50,000	55
First Data Corp., 11.75%, 8/15/21 144A	85,000	90
Freescale Semiconductor, Inc., 5.00%, 5/15/21 144A	70,000	68
Freescale Semiconductor, Inc., 6.00%, 1/15/22 144A	20,000	20
Iron Mountain, Inc., 7.75%, 10/1/19	45,000	50
Iron Mountain, Inc., 8.375%, 8/15/21	6,000	6
JDS Uniphase Corp., 0.625%, 8/15/33 144A	40,000	40
NCR Corp., 4.625%, 2/15/21	55,000	53
NCR Corp., 5.00%, 7/15/22	10,000	10
NCR Escrow Corp., 5.875%, 12/15/21 144A	50,000	51
NCR Escrow Corp., 6.375%, 12/15/23 144A	35,000	36
SunGard Data Systems, Inc., 7.375%, 11/15/18	55,000	58
SunGard Data Systems, Inc., 7.625%, 11/15/20	65,000	71
Trans Union LLC/TransUnion Financing Corp., 11.375%, 6/15/18	40,000	44

Total		1,149

Telecommunications (0.9%)
CenturyLink, Inc., 5.15%, 6/15/17	70,000	75
CenturyLink, Inc., 5.625%, 4/1/20	60,000	61
CenturyLink, Inc., 5.80%, 3/15/22	20,000	20
CenturyLink, Inc., 6.45%, 6/15/21	195,000	203
Clearwire Communications LLC/Clearwire Finance, Inc., 8.25%, 12/1/40 144A	35,000	40

	Below Investment Grade Segment (8.2%)	Shares/ $ Par	Value $ (000’s)

	Telecommunications continued
	Cricket Communications, Inc., 7.75%, 10/15/20	100,000	114
	Digicel Group, Ltd., 8.25%, 9/30/20 144A	40,000	41
	Digicel, Ltd., 6.00%, 4/15/21 144A	40,000	39
	Frontier Communications Corp., 8.125%, 10/1/18	30,000	34
	Frontier Communications Corp., 8.50%, 4/15/20	55,000	62
	Frontier Communications Corp., 8.75%, 4/15/22	30,000	33
	Frontier Communications Corp., 9.25%, 7/1/21	30,000	35
	GCI, Inc., 8.625%, 11/15/19	70,000	74
	MetroPCS Wireless, Inc., 6.25%, 4/1/21 144A	90,000	93
	MetroPCS Wireless, Inc., 6.625%, 11/15/20	30,000	32
	MetroPCS Wireless, Inc., 6.625%, 4/1/23 144A	40,000	41
	SBA Communications Corp., 5.625%, 10/1/19	35,000	36
	SBA Telecommunications, Inc., 5.75%, 7/15/20	30,000	31
	SBA Telecommunications, Inc., 8.25%, 8/15/19	23,000	25
	SoftBank Corp., 4.50%, 4/15/20 144A	45,000	44
	Sprint Capital Corp., 6.90%, 5/1/19	35,000	38
	Sprint Communications, Inc., 6.00%, 11/15/22	120,000	117
	Sprint Communications, Inc., 7.00%, 8/15/20	30,000	32
	Sprint Communications, Inc., 8.375%, 8/15/17	85,000	98
	Sprint Communications, Inc., 9.00%, 11/15/18 144A	70,000	84
	Sprint Communications, Inc., 9.125%, 3/1/17	35,000	41
	Sprint Communications, Inc., 11.50%, 11/15/21	50,000	66
	Sprint Corp., 7.125%, 6/15/24 144A	20,000	20
	Sprint Corp., 7.25%, 9/15/21 144A	85,000	91
	Sprint Corp., 7.875%, 9/15/23 144A	65,000	70
	Telecom Italia Capital SA, 7.175%, 6/18/19	35,000	39
	T-Mobile USA, Inc., 6.125%, 1/15/22	40,000	41
	T-Mobile USA, Inc., 6.542%, 4/28/20	55,000	58
	T-Mobile USA, Inc., 6.633%, 4/28/21	40,000	42
	T-Mobile USA, Inc., 6.731%, 4/28/22	15,000	16
	T-Mobile USA, Inc., 6.836%, 4/28/23	15,000	16
	tw telecom holdings, inc., 5.375%, 10/1/22 144A	25,000	25
	Wind Acquisition Finance SA, 6.50%, 4/30/20 144A	55,000	59
(c)	Wind Acquisition Holding Finance SA, 12.25%, 7/15/17 144A	100,510	106
	Windstream Corp., 6.375%, 8/1/23	35,000	33
	Windstream Corp., 7.75%, 10/15/20	25,000	27
	Windstream Corp., 7.75%, 10/1/21	40,000	42
	Windstream Corp., 7.875%, 11/1/17	50,000	57

	Total		2,351

	Transportation (0.1%)
	The Hertz Corp., 4.25%, 4/1/18	10,000	10
	The Hertz Corp., 5.875%, 10/15/20	15,000	16
	United Airlines, Inc., 6.75%, 9/15/15 144A	45,000	46
	United Continental Holdings, Inc., 6.00%, 12/1/20	65,000	65

The Accompanying Notes are an Integral Part of the Financial Statements.

204	Asset Allocation Portfolio

Asset Allocation Portfolio

	Below Investment Grade Segment (8.2%)	Shares/ $ Par	Value $ (000’s)

	Transportation continued
	United Continental Holdings, Inc., 8.00%, 7/15/24	20,000	20

	Total		157

	Total Below Investment Grade Segment
	(Cost: $20,406)		21,301

	Investment Companies (64.9%)

	Domestic Equity (45.8%)
	iShares Russell 2000 ETF	9,815	1,132
	iShares Russell Mid-Cap ETF	10,303	1,545
(q)	Northwestern Mutual Series Fund, Inc., Domestic Equity Portfolio	7,295,212	9,396
(q)	Northwestern Mutual Series Fund, Inc., Equity Income Portfolio	5,406,108	9,309
(q)	Northwestern Mutual Series Fund, Inc., Focused Appreciation Portfolio	3,667,073	9,850
(q)	Northwestern Mutual Series Fund, Inc., Growth Stock Portfolio	6,822,719	20,072
(q)	Northwestern Mutual Series Fund, Inc., Large Cap Blend Portfolio	10,092,600	10,476
(q)	Northwestern Mutual Series Fund, Inc., Large Cap Core Stock Portfolio	6,134,956	10,436
(q)	Northwestern Mutual Series Fund, Inc., Large Company Value Portfolio	8,680,738	9,280
(q)	Northwestern Mutual Series Fund, Inc., Mid Cap Growth Stock Portfolio	3,177,140	12,467
(q)	Northwestern Mutual Series Fund, Inc., Mid Cap Value Portfolio	7,412,770	12,394
(q)	Northwestern Mutual Series Fund, Inc., Small Cap Growth Stock Portfolio	2,291,800	5,950
(q)	Northwestern Mutual Series Fund, Inc., Small Cap Value Portfolio	2,340,726	5,739
	SPDR S&P MidCap 400 ETF Trust	5,474	1,337

	Total		119,383

	Foreign Equity (19.1%)
	iShares MSCI China ETF	53,000	2,555
	iShares MSCI EAFE ETF	41,630	2,792
	iShares MSCI Emerging Markets ETF	33,120	1,383
	iShares MSCI South Korea Capped ETF	10,000	647
(q)	Northwestern Mutual Series Fund, Inc., Emerging Markets Portfolio	2,744,836	2,728

	Investment Companies (64.9%)	Shares/ $ Par	Value $ (000’s)

	Foreign Equity continued
(q)	Northwestern Mutual Series Fund, Inc., International Equity Portfolio	5,089,075	10,840
(q)	Northwestern Mutual Series Fund, Inc., Research International Core Portfolio	24,437,395	24,120
	Vanguard FTSE Developed Markets ETF	60,170	2,508
	Vanguard FTSE Emerging Markets ETF	53,640	2,207

	Total		49,780

	Total Investment Companies
	(Cost: $147,229)		169,163

	Short-Term Investments (5.5%)

	Commercial Paper (5.5%)
(b)	Alpine Securitization Corp., 0.02%, 1/2/14 144A	1,300,000	1,300
	Atlantic Asset Securitization LLC, 0.14%, 1/21/14 144A	3,000,000	2,999
(b)	Federal Home Loan Bank, 0.065%, 2/21/14	1,000,000	1,000
(b)	Kellogg Co., 0.10%, 1/9/14 144A	3,000,000	3,000
(b)	Kellogg Co., 0.13%, 1/7/14 144A	3,000,000	3,000
	Sheffield Receivables Corp., 0.15%, 1/10/14 144A	3,000,000	3,000

	Total		14,299

	Total Short-Term Investments
	(Cost: $14,299)		14,299

	Total Investments (100.5%)
	(Cost: $238,739)(a)		262,036

	Other Assets, Less Liabilities (-0.5%)		(1,460)

	Net Assets (100.0%)		260,576

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	205

Asset Allocation Portfolio

*	Non-Income Producing

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013 the value of these securities (in thousands) was $22,500 representing 8.6% of the net assets.

IO — Interest Only Security

GO — General Obligation

RB — Revenue Bond

FHA — Federal Housing Authority

GNMA — Government National Mortgage Association

PSF — Permanent School Fund

(a)	At December 31, 2013, the aggregate cost of securities for federal tax purposes (in thousands) was $238,975 and the net unrealized appreciation of investments based on that cost was $23,061 which is comprised of $24,286 aggregate gross unrealized appreciation and $1,225 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 500 Mini Index Futures (Long) (Total Notional Value at December 31, 2013, $4,964)	56	3/14	$191
US Five Year Treasury Note Futures (Long) (Total Notional Value at December 31, 2013, $2,296)	19	3/14	(29)
US Long Treasury Bond Futures (Short) (Total Notional Value at December 31, 2013, $393)	3	3/14	8
US Ten Year Treasury Note Futures (Short) (Total Notional Value at December 31, 2013, $2,382)	19	3/14	44
US Two Year Treasury Note Futures (Long) (Total Notional Value at December 31, 2013, $441)	2	3/14	(1)
US Ultra Long Treasury Bond Futures (Short) (Total Notional Value at December 31, 2013, $417)	3	3/14	8

(c)	PIK — Payment In Kind

(d)	Defaulted Security

(m)	Amount is less than one thousand.

(n)	Security valued in good faith by the Board of Directors.

(q)	Affiliated Company

The Accompanying Notes are an Integral Part of the Financial Statements.

206	Asset Allocation Portfolio

Asset Allocation Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2013. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocksand warrants	$-	$-	$22
Preferred Stocks
Financials	-	87	-
All Others	241	-	-
US Government & Agency Bonds	-	17,541	-
Municipal Bonds	-	1,358	-
Corporate Bonds	-	36,860	22
Structured Products	-	21,849	594
Investment Companies	169,163	-	-
Short-Term Investments	-	14,299	-
Other Financial Instruments^
Futures	251	-	-
Total Assets	$169,655	$91,994	$638
Liabilities:
Other Financial Instruments^
Futures	$(30)	$-	$-
Total Liabilities	$(30)	$-	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	207

Benchmark Definitions (unaudited)

The following indices are used to illustrate investment market, sector or style performance or to serve as Portfolio performance comparisons. Unlike the Portfolios, the indices are not professionally managed and do not incur fees or expenses. It is not possible to invest directly in an index.

33%: Barclays® Global Aggregate - Credit Component, Hedged USD, Merrill Lynch® Global High- Yield BB-B Rated Constrained Index and JPMorgan® EMBI Global - The benchmark is an equally weighted blend of the following three indices: Barclays® Global Aggregate -Credit Component, Hedged USD, Merrill Lynch® Global High Yield BB-B Rated Constrained Index and JPMorgan® EMBI Global. The Barclays® Global Aggregate - Credit Component, Hedged USD Index provides a broad-based measure of the global investment-grade fixed income markets. The Merrill Lynch® Global High Yield BB-B Rated Constrained Index tracks the performance of below investment-grade bonds of corporate issuers domiciled in countries having an investment-grade foreign currency long term debt rating (based on a composite of Moody’s, S&P, and Fitch). The Index includes bonds denominated in U.S. dollars, Canadian dollars, sterling, and euro (or euro legacy currency), but excludes all multi-currency denominated bonds. Bonds must be rated below investment-grade but at least B3 based on a composite of Moody’s, S&P, and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-basis. The index is re-balanced on the last calendar day of the month. JPMorgan® EMBI Global tracks total returns for United States Dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments. This index only tracks the particular region or country.

Asset Allocation Portfolio Blended Composite - The Asset Allocation Portfolio Blended Composite Benchmark is an unmanaged, hypothetical combination of unmanaged indices that correspond to the Asset Allocation Portfolio’s model allocation and consists of the Russell 3000® Index (50%), the MSCI® All Country World (ex-US) Index (15%), the Barclays® U.S. Aggregate Index (25%), and the Barclays® U.S. Corporate High Yield 2% Issuer Capped Index (10%).

Balanced Portfolio Blended Composite - The Balanced Portfolio Blended Composite Benchmark is an unmanaged, hypothetical combination of unmanaged indices that correspond to the Balanced Portfolio’s model allocation and consists of the Russell 3000® Index (40%), the MSCI® All Country World (ex-US) Index (10%), the Barclays® U.S. Aggregate Index (45%) and the Barclays® U.S. Corporate High Yield 2% Issuer Capped Index (5%).

Barclays® U.S. Aggregate 1-3 Years Index - The Barclays® U.S. Aggregate 1-3 Years Index is an unmanaged index of publicly issued investment-grade fixed-rate debt securities including corporate, U.S. Treasury and government agency securities, mortgage pass-through and asset-backed securities with remaining maturities of one to three years.

Barclays® U.S. Aggregate Index - The Barclays® U.S. Aggregate Index is an unmanaged index of publicly issued investment-grade fixed-rate debt securities including corporate, U.S. Treasury and government agency securities, mortgage pass-through and asset-backed securities with remaining maturities of at least one year regardless of call features.

Barclays® U.S. Corporate High Yield 2% Issuer Capped Index - The Barclays® U. S. Corporate High Yield 2% Issuer Capped Index is an unmanaged index of U.S. Dollar-denominated, non-convertible, fixed-rate, noninvestment-grade debt. Issuers are capped at 2% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

Barclays® Global Credit Hedged USD Index - The Barclays® Global Credit Hedged USD Index is an unmanaged index composed of investment-grade and high yield credit securities from the Multiverse represented in U.S. dollars on a hedged basis (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield).

Barclays® Long-Term U.S. Treasury Index - The Barclays® Long-Term U.S. Treasury Index is an unmanaged index comprised of fixed-income securities with various maturities greater than 10 years.

Barclays® U.S. Treasury Inflation Protected Securities (TIPS) Index - The Barclays® U.S. Treasury Inflation Protected Securities (TIPS) Index is an unmanaged index of inflation-protected public obligations of the U.S. Treasury. The index is market capitalization weighted and includes all publicly-issued U.S. Treasury Inflation-Protected Securities that have at least one year remaining to maturity and have $250 million or more of outstanding face value.

208	Benchmark Definitions

Benchmark Definitions (unaudited)

Lipper® Variable Insurance Products (VIP) Average - Each Lipper® Variable Insurance Products (VIP) Average is calculated by Lipper® Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. Source: Lipper®, Inc.

Morningstar® Insurance Fund Category Averages - Each Morningstar® category average is an equal-weighted category return. The calculation is simply the average of the returns at the end of the period for all the underlying variable insurance funds in a given category. Source: Morningstar®, Inc.

MSCI EAFE® (Europe-Australasia-Far-East) Index - The MSCI EAFE® (“Europe-Australasia-Far East”) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

MSCI® All Country World (ex-US) Index - The MSCI® All Country World (ex-US) Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure equity performance of companies in the developed and emerging markets, excluding the U.S.

MSCI® All Country World (ex-US) Growth Index - The MSCI® All Country World (ex-US) Growth Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure equity performance of companies in the developed and emerging markets, excluding the U.S., with higher historical and forecasted growth characteristics.

MSCI® Emerging Markets Index - The MSCI® Emerging Markets Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

Russell 1000® Growth Index - The Russell 1000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an unmanaged, market capitalization-weighted, large cap index that measures the performance of the 1000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index - The Russell 1000® Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an unmanaged, market capitalization-weighted, large cap index that measures the performance of the 1000 largest companies in the Russell 3000® Index.

Russell 2000® Growth Index - The Russell 2000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is an unmanaged, market capitalization-weighted index that measures the performance of the 2000 smallest of the 3000 largest publicly traded U.S. companies, based on total market capitalization.

Russell 2000® Value Index - The Russell 2000® Value Index is an unmanaged index measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index is an unmanaged, market-capitalization weighted index that measures the performance of the 2000 smallest of the 3000 largest publicly traded U.S. companies, based on total market capitalization.

Russell 3000® Index - The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Russell MidCap® Growth Index - The Russell MidCap® Growth Index is an unmanaged index that measures the performance of the Russell MidCap® companies with higher price-to-book ratios and higher forecasted growth values. The Russell MidCap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000® Index.

Russell MidCap® Value Index - The Russell MidCap® Value Index is an unmanaged index that measures the performance of the Russell MidCap® companies with lower price-to-book and lower forecasted growth values. The Russell MidCap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000® Index.

S&P 500® Index - The S&P 500® Composite Stock Price Index is an unmanaged, capitalization-weighted index of 500 selected common stocks designed to measure the performance of the broad domestic economy.

S&P MidCap 400® Index - The S&P MidCap 400® Index is an unmanaged, capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

S&P SmallCap 600® Index - The S&P SmallCap 600® Index is an unmanaged index of 600 selected common stocks of U.S.-based companies with small market capitalizations.

Benchmark Definitions	209

Statements of Assets and Liabilities

Northwestern Mutual Series Fund, Inc.

For the Year Ended December 31, 2013 (in thousands)

	Growth Stock Portfolio	Focused Appreciation Portfolio	Large Cap Core Stock Portfolio	Large Cap Blend Portfolio	Index 500 Stock Portfolio
Assets
Unaffiliated Investments, at Value (1)	$837,869	$610,587	$536,155	$150,986	$2,161,833
Affiliated Investments, at Value (2)	-	-	-	-	-
Investments in Repurchase Agreements, at Value (3)	-	-	-	-	-
Cash & Cash Equivalents	8,953	17,395	1,346	-	72
Foreign Currency, at Value (4)	-	-	-	-	-
Cash Collateral for Derivative Positions	-	-	-	-	-
Receivable for Portfolio Shares Sold	211	309	111	7	363
Receivable for Investment Securities Sold	-	-	-	-	-
Receivable for Treasury Roll Transactions	-	-	-	-	-
Futures Variation Margin	-	-	-	-	87
Outstanding Options Written, at Value (6)	-	-	-	-	-
Outstanding Swap Contracts, at Value (8)	-	-	-	-	-
Receivable for Foreign Currency	-	-	-	-	-
Prepaid Expenses and Other Assets	9	5	5	2	29
Dividends and Interest Receivable	769	202	1,081	228	2,881

Total Assets	847,811	628,498	538,698	151,223	2,165,265

Liabilities
Payable for Portfolio Shares Redeemed	105	68	105	9	309
Payable for Investment Securities Purchased	-	3,556	-	-	-
Payable for Treasury Roll Transactions	-	-	-	-	-
Futures Variation Margin	-	-	-	-	-
Outstanding Options Written, at Value (6)	-	-	-	-	-
Securities Sold Short, at Value (7)	-	-	-	-	-
Outstanding Swap Contracts, at Value (9)	-	-	-	-	-
Payable for Foreign Currency	-	-	-	-	-
Collateral from Counterparty	-	-	-	-	-
Collateral for Securities on Loan (5)	-	-	-	-	-
Investment Advisory Fees	288	327	197	99	371
Compliance Fees Payable	-	-	-	-	-
Deferred Income for Treasury Roll Transactions	-	-	-	-	-
Accrued Expenses	34	35	28	16	84

Total Liabilities	427	3,986	330	124	764

Net Assets	$847,384	$624,512	$538,368	$151,099	$2,164,501

Represented By:
Aggregate Paid in Capital (10) (11)	$568,681	$404,308	$395,259	$125,117	$1,210,184
Undistributed Net Investment Income (Loss)	5,254	131	8,237	59	36,421
Undistributed Accumulated Net Realized Gain (Loss)	81,561	67,726	49,037	5,621	20,037
Net Unrealized Appreciation (Depreciation)	191,888	152,347	85,835	20,302	897,859

Net Assets for Shares Outstanding (10) (11)	$847,384	$624,512	$538,368	$151,099	$2,164,501

Net Asset Value, Offering and Redemption Price per Share	$2 .94	$2 .69	$1 .70	$1 .04	$3 .61

(1) Unaffiliated Investments, at Cost	$645,981	$458,240	$450,320	$130,684	$1,264,681
(2) Affiliated Investments, at Cost	-	-	-	-	-
(3) Investments in Repurchase Agreements, at Cost	-	-	-	-	-
(4) Foreign Currency, at Cost	-	-	-	-	-
(5) Securities on Loan	-	-	-	-	-
(6) Premiums Received on Options Written	-	-	-	-	-
(7) Proceeds Received from Short Sales	-	-	-	-	-
(8) Premiums Paid on Swap Contracts	-	-	-	-	-
(9) Premiums Received from Swap Contracts	-	-	-	-	-
(10) Shares Outstanding	288,032	232,470	316,490	145,551	599,959
(11) Shares Authorized, $.01 Par Value	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

210	Statements of Assets and Liabilities

Large Company Value Portfolio	Domestic Equity Portfolio	Equity Income Portfolio	Mid Cap Growth Stock Portfolio	Index 400 Stock Portfolio	Mid Cap Value Portfolio	Small Cap Growth Stock Portfolio	Index 600 Stock Portfolio	Small Cap Value Portfolio

$169,938	$569,815	$675,140	$1,046,636	$623,708	$344,055	$515,366	$123,266	$576,532
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
-	-	79	23,895	47	-	5,537	892	79
11	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
61	46	237	180	60	135	182	96	127
413	-	749	3,699	-	1,231	945	310	290
-	-	-	-	-	-	-	-	-
-	-	-	-	42	-	-	-	-
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
-	-	-	-	-	1	-	-	-
2	5	6	10	8	3	5	7	5
261	1,262	944	225	567	773	196	133	809

170,686	571,128	677,155	1,074,645	624,432	346,198	522,231	124,704	577,842

14	187	87	195	166	62	53	18	89
484	-	634	616	-	1,864	1,402	1,121	457
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
12	-	-	-	-	87	-	-	-
-	-	-	-	-	-	-	20	-
-	-	-	-	-	-	-	-	-
97	265	368	457	129	218	243	36	418
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
17	28	35	45	45	34	41	22	48

624	480	1,124	1,313	340	2,265	1,739	1,217	1,012

$170,062	$570,648	$676,031	$1,073,332	$624,092	$343,933	$520,492	$123,487	$576,830

$135,506	$473,567	$504,720	$743,250	$391,155	$272,555	$387,666	$91,209	$333,670
17	10,230	9,519	4,036	6,338	4,065	-	(129)	2,251
7,331	(31,813)	20,923	206,007	27,619	30,098	57,202	1,397	13,126
27,208	118,664	140,869	120,039	198,981	37,215	75,624	31,010	227,783

$170,062	$570,648	$676,031	$1,073,332	$624,092	$343,933	$520,492	$123,487	$576,830

$1 .07	$1 .29	$1 .72	$3 .92	$1 .90	$1 .67	$2 .60	$1 .33	$2 .45

$142,718	$451,151	$534,274	$926,597	$425,040	$306,753	$439,742	$92,256	$348,749
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
11	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
159,112	443,099	392,613	273,499	328,383	205,689	200,471	92,734	235,292
2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities	211

Statements of Assets and Liabilities

Northwestern Mutual Series Fund, Inc.

For the Year Ended December 31, 2013 (in thousands)

	International Growth Portfolio	Research International Core Portfolio	International Equity Portfolio	Emerging Markets Equity Portfolio	Money Market Portfolio
Assets
Unaffiliated Investments, at Value (1)	$412,398	$412,712	$1,684,142	$358,704	$483,160
Affiliated Investments, at Value (2)	-	-	-	-	-
Investments in Repurchase Agreements, at Value (3)	-	-	-	-	-
Cash & Cash Equivalents	6,480	1,396	73,137	231	334
Foreign Currency, at Value (4)	1	550	8,877	587	-
Cash Collateral for Derivative Positions	-	-	-	-	-
Receivable for Portfolio Shares Sold	137	156	473	149	325
Receivable for Investment Securities Sold	1,151	478	24,138	1,356	-
Receivable for Treasury Roll Transactions	-	-	-	-	-
Futures Variation Margin	-	-	-	-	-
Outstanding Options Written, at Value (6)	-	-	-	-	-
Outstanding Swap Contracts, at Value (8)	-	-	-	-	-
Receivable for Foreign Currency	-	1	-	-	-
Prepaid Expenses and Other Assets	4	4	16	3	5
Dividends and Interest Receivable	489	777	3,563	78	521

Total Assets	420,660	416,074	1,794,346	361,108	484,345

Liabilities
Payable for Portfolio Shares Redeemed	130	68	312	94	1,097
Payable for Investment Securities Purchased	-	3,229	14,239	3,310	-
Payable for Treasury Roll Transactions	-	-	-	-	-
Futures Variation Margin	-	-	-	-	-
Outstanding Options Written, at Value (6)	-	-	-	-	-
Securities Sold Short, at Value (7)	-	-	-	-	-
Outstanding Swap Contracts, at Value (9)	-	-	-	-	-
Payable for Foreign Currency	9	-	138	1	-
Collateral from Counterparty	-	-	-	-	-
Collateral for Securities on Loan (5)	-	-	-	-	-
Investment Advisory Fees	227	287	895	345	43
Compliance Fees Payable	-	-	2	-	-
Deferred Income for Treasury Roll Transactions	-	-	-	-	-
Accrued Expenses	76	77	558	105	23

Total Liabilities	442	3,661	16,144	3,855	1,163

Net Assets	$420,218	$412,413	$1,778,202	$357,253	$483,182

Represented By:
Aggregate Paid in Capital (10) (11)	$386,544	$341,098	$1,274,029	$350,715	$482,771
Undistributed Net Investment Income (Loss)	5,384	6,463	32,904	2,541	415
Undistributed Accumulated Net Realized Gain (Loss)	(28,395)	(2,000)	117,384	(2,002)	(4)
Net Unrealized Appreciation (Depreciation)	56,685	66,852	353,885	5,999	–

Net Assets for Shares Outstanding (10) (11)	$420,218	$412,413	$1,778,202	$357,253	$483,182

Net Asset Value, Offering and Redemption Price per Share	$1 .43	$0 .99	$2 .13	$0 .99	$1 .00

(1) Unaffiliated Investments, at Cost	$355,722	$345,883	$1,330,229	$352,703	$483,160
(2) Affiliated Investments, at Cost	-	-	-	-	-
(3) Investments in Repurchase Agreements, at Cost	-	-	-	-	-
(4) Foreign Currency, at Cost	2	550	8,891	587	-
(5) Securities on Loan	-	-	-	-	-
(6) Premiums Received on Options Written	-	-	-	-	-
(7) Proceeds Received from Short Sales	-	-	-	-	-
(8) Premiums Paid on Swap Contracts	-	-	-	-	-
(9) Premiums Received from Swap Contracts	-	-	-	-	-
(10) Shares Outstanding	294,454	417,789	834,991	359,360	483,186
(11) Shares Authorized, $.01 Par Value	2,000,000	2,000,000	3,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

212	Statements of Assets and Liabilities

Short-Term Bond Portfolio	Select Bond Portfolio	Long-Term U.S. Government Bond Portfolio	Inflation Protection Portfolio	High Yield Bond Portfolio	Multi-Sector Bond Portfolio	Balanced Portfolio	Asset Allocation Portfolio

$194,775	$1,805,465	$94,344	$253,760	$511,909	$436,851	$1,378,996	$108,979
-	-	-	-	-	-	1,065,482	153,057
-	-	42,400	-	-	10,000	-	-
255	251	459	-	267	2,109	962	29
-	-	-	65	-	870	-	-
-	-	-	280	-	3,710	-	-
61	427	11	76	101	217	254	14
27,531	90,377	-	-	-	1	24,457	1,196
-	-	26	-	-	-	-	-
28	61	-	38	-	-	299	28
-	-	-	-	-	-	-	-
-	-	-	-	-	1,588	-	-
-	33	-	168	-	795	20	-
2	17	2	51	5	4	23	2
1,286	8,877	687	1,238	6,982	7,162	7,456	626

223,938	1,905,508	137,929	255,676	519,264	463,307	2,477,949	263,931

134	618	15	78	83	67	959	128
27,523	120,282	-	-	544	-	54,481	3,145
-	-	49,678	-	-	-	-	-
-	55	-	-	-	115	24	2
-	-	1	-	-	70	-	-
-	-	-	-	-	-	-	-
-	-	-	1,793	-	1,337	-	-
-	-	-	944	-	2,065	-	-
-	-	520	-	-	-	-	-
-	71,138	-	-	-	-	55,750	-
58	450	38	115	194	309	390	46
-	-	-	-	-	-	-	-
-	-	25	-	-	-	-	-
25	69	25	38	56	86	60	34

27,740	192,612	50,302	2,968	877	4,049	111,664	3,355

$196,198	$1,712,896	$87,627	$252,708	$518,387	$459,258	$2,366,285	$260,576

$195,087	$1,706,734	$101,314	$258,369	$495,394	$443,861	$1,975,979	$209,027
1,286	36,042	2,086	1,656	27,821	11,520	53,637	5,695
(960)	(34,944)	(6,084)	2,649	(28,484)	(294)	172,717	22,336
785	5,064	(9,689)	(9,966)	23,656	4,171	163,952	23,518

$196,198	$1,712,896	$87,627	$252,708	$518,387	$459,258	$2,366,285	$260,576

$1 .03	$1 .23	$0 .92	$1 .08	$0 .75	$1 .08	$1 .56	$1 .28

$194,345	$1,800,384	$104,029	$261,261	$488,253	$430,745	$1,354,198	$105,890
-	-	-	-	-	-	928,044	132,849
-	-	42,400	-	-	10,000	-	-
-	-	-	64	-	855	-	-
-	69,486	-	-	-	-	54,443	-
-	-	-	-	-	51	-	-
-	-	-	-	-	-	-	-
-	-	-	-	-	1,242	-	-
-	-	-	-	-	1,641	-	-
190,499	1,397,813	94,840	233,312	691,050	425,649	1,513,453	204,003
2,000,000	3,000,000	2,000,000	2,000,000	3,000,000	2,000,000	4,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities	213

Statements of Operations

Northwestern Mutual Series Fund, Inc.

For the Year Ended December 31, 2012 (in thousands)

	Growth Stock Portfolio	Focused Appreciation Portfolio	Large Cap Core Stock Portfolio	Large Cap Blend Portfolio	Index 500 Stock Portfolio	Large Company Value Portfolio
Investment Income
Income
Interest	$29	$26	$6	$-	$30	$-
Unaffiliated Dividends (1)	8,109	3,631	10,355	2,285	41,061	3,456

Total Income	8,138	3,657	10,361	2,285	41,091	3,456

Expenses
Investment Advisory Fees	2,827	3,718	2,002	955	3,880	978
Custodian Fees	13	23	13	2	30	16
Shareholder Reporting Fees	46	53	36	10	86	12
Audit Fees	22	22	22	22	21	22
Valuation Services	1	1	1	-	4	3
Compliance Fees	15	14	14	12	23	12
Directors Fees	26	24	24	20	39	20
Professional Fees	9	8	8	10	12	10
Trade Name Fees	-	-	-	-	101	-
Other Expenses	11	7	7	2	33	2

Total Expenses	2,970	3,870	2,127	1,033	4,229	1,075

Less Waived Fees:
Paid by Affiliate	(85)	(380)	(3)	-	-	(19)
Paid Indirectly	(1)	(10)	-	-	-	-

Net Expenses	2,884	3,480	2,124	1,033	4,229	1,056

Net Investment Income (Loss)	5,254	177	8,237	1,252	36,862	2,400
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Unaffiliated Investment Securities	79,606	70,654	58,424	10,868	24,610	16,150
Distributions from Affiliated Investment Companies	-	-	-	-	-	-
Futures Contracts	2,351	-	279	-	4,711	-
Options Written	-	-	-	-	-	-
Swap Contracts	-	-	-	-	-	-
Foreign Currency Transactions	-	(47)	-	-	-	(92)

Net Realized Gain (Loss) on Investments	81,957	70,607	58,703	10,868	29,321	16,058

Net Unrealized Appreciation (Depreciation) of:
Investment Securities	126,413	61,665	47,940	19,755	467,927	17,106
Futures Contracts	92	-	26	-	697	-
Options Written	-	-	-	-	-	-
Short Sales	-	-	-	-	-	(2)
Swap Contracts	-	-	-	-	-	-
Foreign Currency Transactions	-	-	-	-	-	(12)

Net Change in Unrealized Appreciation (Depreciation) of Investments	126,505	61,665	47,966	19,755	468,624	17,092

Net Gain (Loss) on Investments	208,462	132,272	106,669	30,623	497,945	33,150

Net Increase (Decrease) in Net Assets Resulting from Operations	$213,716	$132,449	$114,906	$31,875	$534,807	$35,550

(1) Net of Foreign Dividend Tax	$-	$110	$102	$54	$8	$19

The Accompanying Notes are an Integral Part of the Financial Statements.

214	Statements of Operations

Domestic Equity Portfolio	Equity Income Portfolio	Mid Cap Growth Stock Portfolio	Index 400 Stock Portfolio	Mid Cap Value Portfolio	Small Cap Growth Stock Portfolio	Index 600 Stock Portfolio	Small Cap Value Portfolio	International Growth Portfolio	Research International Core Portfolio

$-	$21	$71	$27	$-	$35	$9	$7	$12	$4
13,007	13,265	9,102	7,959	6,011	2,556	1,055	6,594	7,267	8,654

13,007	13,286	9,173	7,986	6,011	2,591	1,064	6,601	7,279	8,658

2,664	3,513	5,003	1,395	2,134	2,440	239	4,195	2,388	2,766
1	12	16	26	36	24	29	8	298	343
35	52	64	44	45	56	14	78	55	35
22	22	24	21	22	23	21	22	25	24
-	3	1	3	3	1	5	2	-	-
14	14	17	14	12	14	12	14	13	13
24	24	29	25	21	24	20	24	23	22
8	8	11	9	8	9	10	8	26	19
-	-	-	55	-	-	15	-	-	-
8	8	16	9	3	7	1	8	5	7

2,776	3,656	5,181	1,601	2,284	2,598	366	4,359	2,833	3,229

-	-	(228)	(29)	(139)	-	(31)	(9)	-	(2)
-	-	(1)	-	-	(1)	-	-	-	-

2,776	3,656	4,952	1,572	2,145	2,597	335	4,350	2,833	3,227

10,231	9,630	4,221	6,414	3,866	(6)	729	2,251	4,446	5,431

24,432	23,115	197,769	26,019	32,032	95,593	5,581	14,024	42,524	14,554
-	-	-	-	-	-	-	-	-	-
-	-	10,347	3,737	-	5,335	-	-	-	-
-	-	-	-	-	12	-	-	-	-
-	-	-	-	-	-	2,638	-	-	-
-	1	-	-	223	-	-	-	5	(164)

24,432	23,116	208,116	29,756	32,255	100,940	8,219	14,024	42,529	14,390

105,425	106,016	4,548	120,805	27,196	44,754	23,413	118,945	20,513	37,573
-	-	(471)	226	-	(353)	-	-	-	-
-	-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-	-
-	3	-	-	(85)	-	-	-	7	18

105,425	106,019	4,077	121,031	27,111	44,401	23,413	118,945	20,520	37,591

129,857	129,135	212,193	150,787	59,366	145,341	31,632	132,969	63,049	51,981

$140,088	$138,765	$216,414	$157,201	$63,232	$145,335	$32,361	$135,220	$67,495	$57,412

$-	$100	$-	$-	$17	$-	$-	$6	$207	$390

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations	215

Statements of Operations

Northwestern Mutual Series Fund, Inc.

For the Year Ended December 31, 2013 (in thousands)

	International Equity Portfolio	Emerging Markets Equity Portfolio	Money Market Portfolio	Short-Term Bond Portfolio	Select Bond Portfolio	Long-Term U.S. Government Bond Portfolio
Investment Income
Income
Interest	$17	$6	$790	$1,983	$39,128	$3,336
Unaffiliated Dividends (1)	44,304	6,609	-	-	-	-
Affiliated Dividends	-	-	-	-	-	-

Total Income	44,321	6,615	790	1,983	39,128	3,336

Expenses
Investment Advisory Fees	10,505	3,382	1,437	575	5,090	549
Custodian Fees	861	661	12	15	41	6
Shareholder Reporting Fees	125	50	27	25	62	14
Audit Fees	25	24	22	26	26	38
Valuation Services	-	-	3	26	123	12
Compliance Fees	21	13	14	12	23	12
Directors Fees	37	22	25	21	39	21
Professional Fees	18	36	7	7	12	8
Interest Expense	-	-	-	-	-	26
Other Expenses	26	4	8	2	30	2

Total Expenses	11,618	4,192	1,555	709	5,446	688

Less Waived Fees:
Paid by Affiliate	(991)	-	(1,232)	-	-	(18)
Paid Indirectly	-	-	-	-	-	-

Net Expenses	10,627	4,192	323	709	5,446	670

Net Investment Income (Loss)	33,694	2,423	467	1,274	33,682	2,666
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Unaffiliated Investment Securities	117,436	(237)	(1)	(202)	(16,344)	(1,626)
Distributions from Affiliated Investment Companies	-	-	-	-	-	-
Futures Contracts	-	-	-	481	1,746	(213)
Options Written	-	-	-	-	-	43
Swap Contracts	-	-	-	-	-	-
Foreign Currency Transactions	(690)	(132)	-	15	87	-

Net Realized Gain (Loss) on Investments	116,746	(369)	(1)	294	(14,511)	(1,796)

Net Unrealized Appreciation (Depreciation) of:
Investment Securities	163,773	(15,262)	-	(968)	(54,855)	(15,181)
Futures Contracts	-	-	-	304	(579)	9
Options Written	-	-	-	-	-	-
Short Sales	-	-	-	-	-	-
Swap Contracts	-	-	-	-	-	-
Foreign Currency Transactions	(49)	(4)	-	-	31	-

Net Change in Unrealized Appreciation (Depreciation) of Investments	163,724	(15,266)	-	(664)	(55,403)	(15,172)

Net Gain (Loss) on Investments	280,470	(15,635)	(1)	(370)	(69,914)	(16,968)

Net Increase (Decrease) in Net Assets Resulting from Operations	$314,164	$(13,212)	$466	$904	$(36,232)	$(14,302)

(1) Net of Foreign Dividend Tax	$1,445	$238	$-	$-	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

216	Statements of Operations

Inflation Protection Portfolio	High Yield Bond Portfolio	Multi-Sector Bond Portfolio	Balanced Portfolio	Asset Allocation Portfolio

$3,955	$29,830	$20,030	$33,845	$2,831
-	415		7,796	1,116
-	-	-	8,535	1,224

3,955	30,245	20,030	50,176	5,171

1,443	2,109	3,252	6,934	1,337
41	10	120	91	39
39	73	44	35	16
24	34	35	28	25
51	57	173	149	139
13	14	14	27	13
22	24	23	45	22
8	8	13	15	8
-	-	-	-	-
4	8	6	42	4

1,645	2,337	3,680	7,366	1,603

(36)	-	-	-	(124)
-	-	-	(1,427)	(403)

1,609	2,337	3,680	5,939	1,076

2,346	27,908	16,350	44,237	4,095

2,423	4,853	(903)	153,549	23,397
-	-	-	16,465	2,272
719	-	(1,471)	24,628	2,316
-	-	70	-	-
(148)	-	1,041	11,219	1,814
(804)	-	(1,813)	(346)	(102)

2,190	4,853	(3,076)	205,515	29,697

(25,503)	(5,267)	(16,083)	14,478	4,677
99	-	(1,309)	2,021	264
-	-	(10)	-	-
-	-	3	-	-
(1,411)	-	(2,127)	(4,095)	(542)
(313)	-	(346)	756	117

(27,128)	(5,267)	(19,872)	13,160	4,516

(24,938)	(414)	(22,948)	218,675	34,213

$(22,592)	$27,494	$(6,598)	$262,912	$38,308

$-	$-	$-	$(16)	$1

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations	217

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

(Amounts in thousands)

	Growth Stock Portfolio		Focused Appreciation Portfolio		Large Cap Core Stock Portfolio
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Change in Net Assets
Operations
Net Investment Income (Loss)	$5,254	$4,944	$177	$2,566	$8,237	$5,682
Net Realized Gain (Loss) on Investments	81,957	62,698	70,607	(1,412)	58,703	36,219
Net Change in Unrealized Appreciation (Depreciation) of Investments	126,505	(1,446)	61,665	60,768	47,966	1,110

Net Increase (Decrease) in Net Assets Resulting from Operations	213,716	66,196	132,449	61,922	114,906	43,011

Distributions to Shareholders from:
Net Investment Income	(5,017)	(3,139)	(2,567)	(1,010)	(5,721)	(4,738)
Net Realized Gain on Investments	(52,317)	-	-	-	-	-
	-	-	-	-	-	-

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(57,334)	(3,139)	(2,567)	(1,010)	(5,721)	(4,738)

Capital Transactions:
Shares Sold	163,438	22,764	152,149	66,064	85,840	19,247
Reinvestment of Distributions Paid	57,334	3,139	2,567	1,010	5,721	4,738
Shares Redeemed	(63,585)	(69,152)	(48,706)	(44,486)	(47,057)	(54,648)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	157,187	(43,249)	106,010	22,588	44,504	(30,663)

Total Increase (Decrease) in Net Assets	313,569	19,808	235,892	83,500	153,689	7,610
Net Assets
Beginning of Period	533,815	514,007	388,620	305,120	384,679	377,069

End of Period	$847,384	$533,815	$624,512	$388,620	$538,368	$384,679

Undistributed Net Investment Income (Loss)	$5,254	$5,017	$131	$2,567	$8,237	$5,722

Portfolio Share Transactions:
Shares Sold	62,328	9,822	66,405	32,803	56,114	14,617
Reinvestment of Distributions Paid	22,501	1,334	1,079	491	3,656	3,570
Shares Redeemed	(24,367)	(29,689)	(20,822)	(22,199)	(30,789)	(41,515)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	60,462	(18,533)	46,662	11,095	28,981	(23,328)

The Accompanying Notes are an Integral Part of the Financial Statements.

218	Statements of Changes in Net Assets

Large Cap Blend Portfolio		Index 500 Stock Portfolio		Large Company Value Portfolio		Domestic Equity Portfolio		Equity Income Portfolio
For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012

$1,252	$791	$36,862	$35,790	$2,400	$1,616	$10,231	$8,903	$9,630	$8,063
10,868	15,674	29,321	38,551	16,058	3,089	24,432	74,949	23,116	12,435
19,755	(6,031)	468,624	169,318	17,092	7,189	105,425	(30,765)	106,019	35,615

31,875	10,434	534,807	243,659	35,550	11,894	140,088	53,087	138,765	56,113

(1,247)	(736)	(35,405)	(29,810)	(2,362)	(1,609)	(8,767)	(8,652)	(7,946)	(5,715)
(5,260)	(3,145)	(39,372)	(30,519)	(2,653)	-	-	-	-	-
-	-	-	-	-	-	-	-	-	-

(6,507)	(3,881)	(74,777)	(60,329)	(5,015)	(1,609)	(8,767)	(8,652)	(7,946)	(5,715)

79,206	8,359	103,969	84,780	87,261	16,192	92,289	19,983	174,190	83,503
6,507	3,881	74,777	60,329	5,015	1,609	8,767	8,652	7,946	5,715
(38,682)	(9,361)	(178,746)	(193,769)	(39,664)	(10,845)	(61,787)	(58,823)	(46,021)	(37,440)

47,031	2,879	-	(48,660)	52,612	6,956	39,269	(30,188)	136,115	51,778

72,399	9,432	460,030	134,670	83,147	17,241	170,590	14,247	266,934	102,176

78,700	69,268	1,704,471	1,569,801	86,915	69,674	400,058	385,811	409,097	306,921

$151,099	$78,700	$2,164,501	$1,704,471	$170,062	$86,915	$570,648	$400,058	$676,031	$409,097

$59	$54	$36,421	$35,516	$17	$77	$10,230	$8,767	$9,519	$7,979

82,410	10,144	32,130	30,570	89,007	20,250	80,248	21,305	112,602	65,567
6,296	4,694	22,881	21,584	4,713	1,922	7,417	9,059	5,013	4,409
(38,039)	(11,477)	(55,321)	(69,725)	(38,166)	(13,598)	(54,239)	(62,470)	(29,531)	(29,259)

50,667	3,361	(310)	(17,571)	55,554	8,574	33,426	(32,106)	88,084	40,717

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets	219

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

(Amounts in thousands)

	Mid Cap Growth Stock Portfolio		Index 400 Stock Portfolio		Mid Cap Value Portfolio
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Change in Net Assets
Operations
Net Investment Income (Loss)	$4,221	$3,305	$6,414	$5,992	$3,866	$3,114
Net Realized Gain (Loss) on Investments	208,116	91,037	29,756	20,492	32,255	6,137
Net Change in Unrealized Appreciation (Depreciation) of Investments	4,077	1,105	121,031	48,574	27,111	12,637

Net Increase (Decrease) in Net Assets Resulting from Operations	216,414	95,447	157,201	75,058	63,232	21,888

Distributions to Shareholders from:
Net Investment Income	(3,093)	(1,047)	(5,972)	(4,278)	(2,886)	(2,021)
Net Realized Gain on Investments	(39,484)	—	(19,282)	(20,389)	(1,673)	—

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(42,577)	(1,047)	(25,254)	(24,667)	(4,559)	(2,021)

Capital Transactions:
Shares Sold	124,108	24,202	41,007	26,484	138,159	34,700
Reinvestment of Distributions Paid	42,577	1,047	25,254	24,667	4,559	2,021
Shares Redeemed	(96,143)	(103,478)	(53,157)	(61,896)	(20,681)	(17,622)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	70,542	(78,229)	13,104	(10,745)	122,037	19,099

Total Increase (Decrease) in Net Assets	244,379	16,171	145,051	39,646	180,710	38,966
Net Assets
Beginning of Period	828,953	812,782	479,041	439,395	163,223	124,257

End of Period	$1,073,332	$828,953	$624,092	$479,041	$343,933	$163,223

Undistributed Net Investment Income (Loss)	$4,036	$3,305	$6,338	$5,967	$4,065	$2,891

Portfolio Share Transactions:
Shares Sold	34,116	7,606	23,841	18,148	91,143	28,290
Reinvestment of Distributions Paid	11,684	328	14,564	17,420	2,951	1,627
Shares Redeemed	(26,449)	(32,457)	(30,940)	(42,730)	(13,694)	(14,307)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	19,351	(24,523)	7,465	(7,162)	80,400	15,610

The Accompanying Notes are an Integral Part of the Financial Statements.

220	Statements of Changes in Net Assets

Small Cap Growth Stock Portfolio		Index 600 Stock Portfolio		Small Cap Value Portfolio		International Growth Portfolio		Research International Core Portfolio
For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012

$(6)	$(463)	$729	$907	$2,251	$5,982	$4,446	$5,721	$5,431	$3,328
100,940	42,368	8,219	2,087	14,024	2,348	42,529	(7,796)	14,390	(747)
44,401	(6,639)	23,413	6,172	118,945	49,986	20,520	51,550	37,591	31,307

145,335	35,266	32,361	9,166	135,220	58,316	67,495	49,475	57,412	33,888

(2,246)	—	(3,587)	(1,766)	(5,874)	(1,466)	(5,267)	(4,070)	(452)	(3,294)
—	—	(3,748)	(1,713)	(2,384)	(4,508)	—	—	—	—

(2,246)	—	(7,335)	(3,479)	(8,258)	(5,974)	(5,267)	(4,070)	(452)	(3,294)

51,425	15,904	25,514	17,563	82,527	40,451	58,279	49,961	108,059	171,439
2,246	—	7,335	3,479	8,258	5,974	5,267	4,070	452	3,294
(52,494)	(54,303)	(8,110)	(7,019)	(50,565)	(51,685)	(35,274)	(35,933)	(14,326)	(36,015)

1,177	(38,399)	24,739	14,023	40,220	(5,260)	28,272	18,098	94,185	138,718

144,266	(3,133)	49,765	19,710	167,182	47,082	90,500	63,503	151,145	169,312

376,226	379,359	73,722	54,012	409,648	362,566	329,718	266,215	261,268	91,956

$520,492	$376,226	$123,487	$73,722	$576,830	$409,648	$420,218	$329,718	$412,413	$261,268

$—	$2,246	$(129)	$53	$2,251	$5,972	$5,384	$5,268	$6,463	$420

23,479	8,595	20,797	17,665	38,061	22,829	44,422	44,799	118,573	232,466
977	—	5,515	3,459	3,745	3,408	4,015	3,700	487	4,000
(23,916)	(29,293)	(6,800)	(7,076)	(23,194)	(29,098)	(26,925)	(31,918)	(15,759)	(49,434)

540	(20,698)	19,512	14,048	18,612	(2,861)	21,512	16,581	103,301	187,032

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets	221

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

(Amounts in thousands)

	International Equity Portfolio		Emerging Markets Equity Portfolio		Money Market Portfolio
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Change in Net Assets
Operations
Net Investment Income (Loss)	$33,694	$34,224	$2,423	$2,376	$467	$676
Net Realized Gain (Loss) on Investments	116,746	21,809	(369)	981	(1)	(3)
Net Change in Unrealized Appreciation (Depreciation) of Investments	163,724	212,574	(15,266)	30,260	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	314,164	268,607	(13,212)	33,617	466	673

Distributions to Shareholders from:
Net Investment Income	(35,590)	(35,832)	(2,364)	(309)	(467)	(676)
Net Realized Gain on Investments	(421)	-	(589)	(93)	-	-

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(36,011)	(35,832)	(2,953)	(402)	(467)	(676)

Capital Transactions:
Shares Sold	128,805	148,775	135,105	94,004	320,665	261,916
Reinvestment of Distributions Paid	36,011	35,831	2,953	402	467	676
Shares Redeemed	(150,463)	(149,755)	(21,116)	(17,981)	(321,386)	(275,715)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	14,353	34,851	116,942	76,425	(254)	(13,123)

Total Increase (Decrease) in Net Assets	292,506	267,626	100,777	109,640	(255)	(13,126)
Net Assets
Beginning of Period	1,485,696	1,218,070	256,476	146,836	483,437	496,563

End of Period	$1,778,202	$1,485,696	$357,253	$256,476	$483,182	$483,437

Undistributed Net Investment Income (Loss)	$32,904	$35,439	$2,541	$2,343	$415	$415

Portfolio Share Transactions:
Shares Sold	66,344	93,644	134,834	95,524	320,665	261,916
Reinvestment of Distributions Paid	18,344	22,200	3,057	412	467	676
Shares Redeemed	(77,894)	(91,135)	(20,861)	(18,224)	(321,386)	(275,715)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	6,794	24,709	117,030	77,712	(254)	(13,123)

The Accompanying Notes are an Integral Part of the Financial Statements.

222	Statements of Changes in Net Assets

Short-Term Bond Portfolio		Select Bond Portfolio		Long-Term U.S. Government Bond Portfolio		Inflation Protection Portfolio		High Yield Bond Portfolio
For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012

$1,274	$1,759	$33,682	$36,906	$2,666	$2,751	$2,346	$4,182	$27,908	$27,445
294	1,668	(14,511)	37,965	(1,796)	(1,208)	2,190	5,864	4,853	175
(664)	(520)	(55,403)	871	(15,172)	2,785	(27,128)	4,726	(5,267)	26,650

904	2,907	(36,232)	75,742	(14,302)	4,328	(22,592)	14,772	27,494	54,270

(273)	(1,769)	(39,702)	(43,260)	(23)	(2,108)	(2,808)	(5,598)	(27,656)	(26,613)

-	-	(27,152)	(34,872)	(201)	(8,201)	(5,010)	(2,258)	-	-

(273)	(1,769)	(66,854)	(78,132)	(224)	(10,309)	(7,818)	(7,856)	(27,656)	(26,613)

73,102	53,918	258,343	272,418	15,783	30,564	62,744	79,866	81,708	75,159
273	1,769	66,854	78,132	224	10,309	7,818	7,856	27,656	26,613
(22,844)	(77,505)	(194,507)	(148,297)	(26,990)	(68,905)	(41,620)	(18,837)	(51,757)	(44,776)

50,531	(21,818)	130,690	202,253	(10,983)	(28,032)	28,942	68,885	57,607	56,996

51,162	(20,680)	27,603	199,863	(25,509)	(34,013)	(1,468)	75,801	57,445	84,653

145,036	165,716	1,685,293	1,485,430	113,136	147,149	254,176	178,375	460,942	376,289

$196,198	$145,036	$1,712,896	$1,685,293	$87,627	$113,136	$252,708	$254,176	$518,387	$460,942

$1,286	$273	$36,042	$38,848	$2,086	$23	$1,656	$2,822	$27,821	$27,546

71,172	52,333	203,671	206,880	15,814	26,837	54,134	65,953	108,063	101,975
266	1,723	54,931	60,944	238	9,468	7,133	6,652	38,147	37,168
(22,238)	(75,475)	(153,632)	(112,464)	(27,148)	(60,368)	(36,540)	(15,520)	(68,628)	(60,648)

49,200	(21,419)	104,970	155,360	(11,096)	(24,063)	24,727	57,085	77,582	78,495

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets	223

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

(Amounts in thousands)

	Multi-Sector Bond Portfolio		Balanced Portfolio		Asset Allocation Portfolio
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Change in Net Assets
Operations
Net Investment Income (Loss)	$16,350	$12,395	$44,237	$49,144	$4,095	$4,364
Net Realized Gain (Loss) on Investments	(3,076)	6,453	205,515	174,617	29,697	23,713
Net Change in Unrealized Appreciation (Depreciation) of Investments	(19,872)	22,217	13,160	(16,547)	4,516	(3,529)

Net Increase (Decrease) in Net Assets Resulting from Operations	(6,598)	41,065	262,912	207,214	38,308	24,548

Distributions to Shareholders from:
Net Investment Income	(14,770)	(1,319)	(78,038)	(26,176)	(8,268)	(545)
Net Realized Gain on Investments	(3,192)	(1,141)	(93,485)	-	-	-

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(17,962)	(2,460)	(171,523)	(26,176)	(8,268)	(545)

Capital Transactions:
Shares Sold	130,657	121,444	122,826	95,710	22,823	17,527
Reinvestment of Distributions Paid	17,962	2,460	171,523	26,176	8,268	545
Shares Redeemed	(37,457)	(24,725)	(259,685)	(250,832)	(36,317)	(36,570)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	111,162	99,179	34,664	(128,946)	(5,226)	(18,498)

Total Increase (Decrease) in Net Assets	86,602	137,784	126,053	52,092	24,814	5,505
Net Assets
Beginning of Period	372,656	234,872	2,240,232	2,188,140	235,762	230,257

End of Period	$459,258	$372,656	$2,366,285	$2,240,232	$260,576	$235,762

Undistributed Net Investment Income (Loss)	$11,520	$13,550	$53,637	$73,431	$5,695	$6,893

Portfolio Share Transactions:
Shares Sold	116,936	112,153	79,052	65,209	18,757	16,052
Reinvestment of Distributions Paid	16,993	2,258	115,115	17,818	6,878	494
Shares Redeemed	(33,795)	(22,867)	(167,498)	(170,791)	(29,971)	(33,552)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	100,134	91,544	26,669	(87,764)	(4,336)	(17,006)

The Accompanying Notes are an Integral Part of the Financial Statements.

224	Statements of Changes in Net Assets

Statement of Cash Flows

Northwestern Mutual Series Fund, Inc.

For the Year Ended December 31, 2013 (in thousands)

Long-Term U.S. Government Bond Portfolio
Cash Flows from Operating Activities
Net Increase (Decrease) in Net Assets Resulting from Operations	$(14,302)
Adjustments to Reconcile Net Increase (Decrease) in Net Assets Resulting from Operations to Net Cash from Operating Activities
Purchase of Investment Securities	(131,952)
Proceeds from Disposition of Investment Securities	140,316
Proceeds from Disposition (Purchase) of Short-Term Investments, net	23,833
Proceeds from (Payments for) Closed Futures Contracts	(209)
Cash Paid for Terminated Options Written	(15)
Premiums Received for Options Written	59
Amortization (Accretion) of Premium/Discount, net	1
(Increase) Decrease in:
Cash Collateral for Derivative Positions	(480)
Prepaid Expenses and Other Assets	-
Dividends and Interest Receivable	40
Payable for Investment Securities Purchased	-
Payable for Investment Advisory Fees	(15)
Accrued Expenses	-
Change in Net Unrealized (Appreciation) Depreciation of:
Investment Securities	15,181
Futures Contracts	(9)
Net Realized (Gain) Loss from:
Investment Securities	1,626
Futures Contracts	213
Options Written	(43)
Paydowns	(6)

Total Adjustments	48,540

Net Cash (Used in) Provided by Operating Activities	34,238

Cash Flows from Financing Activities
Cash Received from (Used for) Treasury Roll Transactions, net	(22,534)
Proceeds from Capital Shares Sold	15,826
Payment on Capital Shares Redeemed	(27,108)

Net Cash (Used in) Provided by Financing Activities	(33,816)

Net Increase (Decrease) in Cash	422
Cash: Beginning of Period	37

Cash: End of Period	$459

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $224.

The Accompanying Notes are an Integral Part of the Financial Statements.

Statement of Cash Flows	225

Financial Highlights

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period
Growth Stock Portfolio
2013	$2.35	$0.02		$0.78	$0.80	$(0.02)	$(0.19)	$(0.21)	$2.94
2012	2.09	0.02		0.25	0.27	(0.01)	-	(0.01)	2.35
2011	2.13	0.01		(0.03)	(0.02)	(0.02)	-	(0.02)	2.09
2010	1.92	0.02		0.21	0.23	(0.02)	-	(0.02)	2.13
2009	1.41	0.01		0.52	0.53	(0.02)	-	(0.02)	1.92
Focused Appreciation Portfolio
2013	$2.09	$0.00	(e)	$0.61	$0.61	$(0.01)	$-	$(0.01)	$2.69
2012	1.75	0.01		0.34	0.35	(0.01)	-	(0.01)	2.09
2011	1.86	0.01		(0.12)	(0.11)	0.00 (e)	-	0.00 (e)	1.75
2010	1.70	0.00	(e)	0.16	0.16	-	-	-	1.86
2009	1.20	-		0.50	0.50	-	-	-	1.70
Large Cap Core Stock Portfolio
2013	$1.34	$0.03		$0.35	$0.38	$(0.02)	$-	$(0.02)	$1.70
2012	1.21	0.02		0.13	0.15	(0.02)	-	(0.02)	1.34
2011	1.24	0.02		(0.04)	(0.02)	(0.01)	-	(0.01)	1.21
2010	1.12	0.01		0.12	0.13	(0.01)	-	(0.01)	1.24
2009	0.88	0.01		0.25	0.26	(0.02)	-	(0.02)	1.12
Large Cap Blend Portfolio
2013	$0.83	$0.01		$0.25	$0.26	$(0.01)	$(0.04)	$(0.05)	$1.04
2012	0.76	0.01		0.10	0.11	(0.01)	(0.03)	(0.04)	0.83
2011	0.78	0.01		(0.02)	(0.01)	(0.01)	-	(0.01)	0.76
2010	0.69	0.01		0.09	0.10	(0.01)	-	(0.01)	0.78
2009	0.55	0.01		0.14	0.15	(0.01)	-	(0.01)	0.69
Index 500 Stock Portfolio
2013	$2.84	$0.06		$0.84	$0.90	$(0.06)	$(0.07)	$(0.13)	$3.61
2012	2.54	0.06		0.34	0.40	(0.05)	(0.05)	(0.10)	2.84
2011	2.60	0.05		(0.01)	0.04	(0.04)	(0.06)	(0.10)	2.54
2010	2.33	0.04		0.30	0.34	(0.05)	(0.02)	(0.07)	2.60
2009	1.95	0.05		0.45	0.50	(0.06)	(0.06)	(0.12)	2.33
Large Company Value Portfolio
2013	$0.84	$0.02		$0.24	$0.26	$(0.01)	$(0.02)	$(0.03)	$1.07
2012	0.73	0.02		0.11	0.13	(0.02)	-	(0.02)	0.84
2011	0.74	0.01		(0.01)	0.00 (e)	(0.01)	-	(0.01)	0.73
2010	0.67	0.01		0.07	0.08	(0.01)	-	(0.01)	0.74
2009	0.57	0.01		0.10	0.11	(0.01)	-	(0.01)	0.67
Domestic Equity Portfolio
2013	$0.98	$0.02		$0.31	$0.33	$(0.02)	$-	$(0.02)	$1.29
2012	0.87	0.02		0.11	0.13	(0.02)	-	(0.02)	0.98
2011	0.89	0.02		(0.02)	0.00 (e)	(0.02)	-	(0.02)	0.87
2010	0.79	0.02		0.10	0.12	(0.02)	-	(0.02)	0.89
2009	0.63	0.02		0.16	0.18	(0.02)	-	(0.02)	0.79
Equity Income Portfolio
2013	$1.34	$0.03		$0.37	$0.40	$(0.02)	$-	$(0.02)	$1.72
2012	1.16	0.03		0.17	0.20	(0.02)	-	(0.02)	1.34
2011	1.19	0.02		(0.03)	(0.01)	(0.02)	-	(0.02)	1.16
2010	1.05	0.02		0.14	0.16	(0.02)	-	(0.02)	1.19
2009	0.87	0.02		0.19	0.21	(0.03)	-	(0.03)	1.05

(e)	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

226	Financial Highlights

Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

35.86%	$847,384	0.44%	0.43%	0.79%	85.54%
12.94	533,815	0.45	0.44	0.90	68.40
(1.30)	514,007	-	0.44	0.65	47.15
12.37	556,872	-	0.44	0.83	48.90
37.17	535,535	-	0.44	0.92	50.16

29.01%	$624,512	0.79%	0.71%	0.04%	63.90%
20.14	388,620	0.79	0.74	0.71	15.65
(6.10)	305,120	0.79 (p)	0.74 (p)	0.32	45.98
9.33	311,197	0.79 (p)	0.77 (p)	0.21	40.65
42.47	264,946	-	0.79	(0.14)	23.61

28.58%	$538,368	0.46%	0.46%	1.78%	72.60%
11.63	384,679	0.46	0.46	1.43	74.09
(1.21)	377,069	-	0.45	1.26	51.46
12.91	408,330	-	0.46	1.21	43.16
29.33	379,809	-	0.46	1.35	42.82

30.86%	$151,099	-%	0.83%	1.00%	55.43%
15.20	78,700	0.87	0.84	1.05	132.66
(2.29)	69,268	-	0.82	0.82	35.91
14.29	63,777	-	0.84	0.83	34.89
27.40	47,031	-	0.85	1.33	39.32

32.05%	$2,164,501	-%	0.22%	1.90%	3.76%
15.76	1,704,471	0 .22	0.21	2.12	2.77
1.95	1,569,801	-	0.21	1.86	3.21
14.89	1,625,787	-	0.21	1.84	4.14
26.40	1,478,052	-	0.20	2.34	5.70

31.29%	$170,062	0.78%	0.76%	1.73%	49.12%
16.47	86,915	0.82	0.79	1.99	34.71
1.49	69,674	-	0.78	1.84	47.30
10.95	61,011	-	0.80	1.67	29.84
20.70	45,465	-	0.80	2.11	26.95

34.03%	$570,648	-%	0.57%	2.10%	17.09%
14.35	400,058	0.58	0.58	2.23	134.18
0.91	385,811	-	0.57	2.26	40.73
14.62	408,437	-	0.58	2.29	48.18
29.52	361,647	-	0.59	2.99	67.19

29.94%	$676,031	-%	0.67%	1.77%	15.98%
17.23	409,097	0.68	0.68	2.21	16.21
(0.92)	306,921	-	0.67	2.05	13.79
15.33	259,307	-	0.67	2.00	11.14
24.58	203,716	-	0.67	2.27	12.49

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.

(p)	For the Focused Appreciation Portfolio, expense ratios reflect total expenses before a management fee waiver effective August 12, 2010, (“Gross Expense Ratio”) and after such waiver (“Net Expense Ratio”).

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights	227

Financial Highlights

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period
Mid Cap Growth Stock Portfolio
2013	$3.26	$0.02		$0.80	$0.82	$(0.01)	$(0.15)	$(0.16)	$3.92
2012	2.92	0.01		0.33	0.34	0.00 (e)	-	0.00 (e)	3.26
2011	3.12	0.00	(e)	(0.19)	(0.19)	(0.01)	-	(0.01)	2.92
2010	2.52	0.01		0.60	0.61	(0.01)	-	(0.01)	3.12
2009	1.92	-		0.61	0.61	(0.01)	-	(0.01)	2.52
Index 400 Stock Portfolio
2013	$1.49	$0.02		$0.47	$0.49	$(0.02)	$(0.06)	$(0.08)	$1.90
2012	1.34	0.02		0.21	0 .23	(0.01)	(0.07)	(0.08)	1.49
2011	1.47	0.01		(0.04)	(0.03)	(0.01)	(0.09)	(0.10)	1.34
2010	1.18	0.01		0.30	0.31	(0.01)	(0.01)	(0.02)	1.47
2009	0.90	0.01		0.32	0.33	(0.02)	(0.03)	(0.05)	1.18
Mid Cap Value Portfolio
2013	$1.30	$0.02		$0.37	$0.39	$(0.01)	$(0.01)	$(0.02)	$1.67
2012	1.13	0.03		0.16	0.19	(0.02)	-	(0.02)	1.30
2011	1.16	0.02		(0.03)	(0.01)	(0.02)	-	(0.02)	1.13
2010	0.98	0.02		0.17	0.19	(0.01)	-	(0.01)	1.16
2009	0.81	0.02		0.17	0.19	(0.01)	(0.01)	(0.02)	0.98
Small Cap Growth Stock Portfolio
2013	$1.88	$0.00	(e)	$0.73	$0.73	$(0.01)	$-	$(0.01)	$2.60
2012	1.72	0.00	(e)	0.16	0.16	-	-	-	1.88
2011	1.77	0.00	(e)	(0.04)	(0.04)	(0.01)	-	(0.01)	1.72
2010	1.42	0.00	(e)	0.36	0.36	(0.01)	-	(0.01)	1.77
2009	1.09	-		0.33	0.33	-	-	-	1.42
Index 600 Stock Portfolio
2013	$1.01	$0.01		$0.39	$0.40	$(0.04)	$(0.04)	$(0.08)	$1.33
2012	0.91	0.01		0.14	0.15	(0.03)	(0.02)	(0.05)	1.01
2011	0.94	0.01		(0.01)	0.00 (e)	(0.01)	(0.02)	(0.03)	0.91
2010	0.77	0.01		0.19	0.20	(0.03)	-	(0.03)	0.94
2009	0.64	0.01		0.15	0.16	(0.03)	0.00 (e)	(0.03)	0.77
Small Cap Value Portfolio
2013	$1.89	$0.01		$0.59	$0.60	$(0.03)	$(0.01)	$(0.04)	$2.45
2012	1.65	0.03		0.24	0.27	(0.01)	(0.02)	(0.03)	1.89
2011	1.69	0.01		(0.04)	(0.03)	(0.01)	-	(0.01)	1.65
2010	1.40	0.01		0.30	0.31	(0.02)	-	(0.02)	1.69
2009	1.14	0.01		0.30	0.31	(0.01)	(0.04)	(0.05)	1.40
International Growth Portfolio
2013	$1.21	$0.02		$0.22	$0.24	$(0.02)	$-	$(0.02)	$1.43
2012	1.04	0.02		0.17	0.19	(0.02)	-	(0.02)	1.21
2011	1.21	0.02		(0.18)	(0.16)	(0.01)	-	(0.01)	1.04
2010	1.05	0.02		0.15	0.17	(0.01)	-	(0.01)	1.21
2009	0.86	0.02		0.18	0.20	(0.01)	-	(0.01)	1.05
Research International Core Portfolio
2013	$0.83	$0.01		$0.15	$0.16	$0.00 (e)	$-	$0.00 (e)	$0.99
2012	0.72	0.01		0.11	0.12	(0.01)	-	(0.01)	0.83
2011	0.82	0.01		(0.10)	(0.09)	(0.01)	-	(0.01)	0.72
2010	0.75	0.01		0.07	0.08	(0.01)	-	(0.01)	0.82
2009	0.58	0.01		0.17	0.18	(0.01)	-	(0.01)	0.75

(e)	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

228	Financial Highlights

Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

25.53%	$1,073,332	0.54%	0.52%	0.44%	137.80%
11.97	828,953	0.54	0.52	0.39	63.30
(6.18)	812,782	-	0.53	0.12	50 .26
23.86	941,928	-	0.54	0.33	41.04
32.09 (o)	831,412	-	0.54	0.23	39.73

33.16%	$624,092	0.29%	0.28%	1.15%	11.21%
17.64	479,041	0.28	0.28	1.27	10.91
(1.92)	439,395	-	0.27	1.04	13.15
26.29	471,012	-	0.27	1.10	9.93
37.00	400,128	-	0.26	1.35	13.40

30.24%	$343,933	0.91%	0.85%	1.54%	68.43%
16.57	163,223	0.93	0.93	2.14	75.97
(0.61)	124,257	-	0.91	1.66	100.60
19.93	118,130	-	0.92	2.35	121.65
23.24	94,985	-	0.94	1.91	207.63

38.60%	$520,492	-%	0.59%	0.00%	155.34%
9.48	376,226	0.59	0.59	(0.12)	76 .49
(2.78)	379,359	-	0.57	(0.20)	75 .67
25.85	418,965	-	0.59	0.03	74.54
31.17	350,161	-	0.59	0.15	111.08

40.67%	$123,487	0.38%	0.35%	0.76%	47.23%
15.80	73,722	0.42	0.35	1.36	38.47
0.90	54,012	0.37	0.35	0.72	52.75
25.90	45,991	0.42	0.35	0.88	46.88
25.17	30,716	0.45	0.35	0.78	51.96

31.76%	$576,830	0.88%	0.88%	0.46%	9.17%
16.33	409,648	0.88	0.88	1.54	5.82
(1.36)	362,566	-	0.87	0.63	7.25
21.95	374,259	-	0.87	0.85	11.51
28.18	308,928	-	0.86	0.76	21.11

19.81%	$420,218	-%	0.76%	1.20%	77.33%
17.99	329,718	0.80	0.80	1.92	65.36
(13.17)	266,215	-	0.78	1.50	82.02
16.43	297,804	0.81 (q)	0.69 (q)	1.40	150.91
23.16	246,868	-	0.85	1.95	218.24

18.92%	$412,413	0.98%	0.98%	1.65%	30.41%
16.76	261,268	1.11	1.11	1.83	42.10
(10.48)	91,956	1.37	1.15	1.79	34.10
11.05	65,711	1.38	1.15	1.54	47.90
30.82	51,345	1.69	1.15	1.94	64.57

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.

(o)	Total return reflects the effect of a one-time class action settlement received on June 18, 2009. Absent the payment, returns would have been lower.

(q)	For the International Growth Portfolio, expense ratios reflect total expenses before a management fee waiver effective from October 1, 2010, through December 31, 2010, (“Gross Expense Ratio”) and after such waiver (“Net Expense Ratio”).

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights	229

Financial Highlights

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period
International Equity Portfolio
2013	$1.79	$0.04		$0.34	$0.38	$(0.04)	$0.00 (e)	$(0.04)	$2.13
2012	1.52	0.04		0.27	0.31	(0.04)	-	(0.04)	1.79
2011	1.73	0.05		(0.22)	(0.17)	(0.04)	-	(0.04)	1.52
2010	1.65	0.04		0.09	0.13	(0.05)	-	(0.05)	1.73
2009	1.32	0.04		0.39	0.43	(0.07)	(0.03)	(0.10)	1.65
Emerging Markets Equity Portfolio
2013	$1.06	$0.01		$(0.07)	$(0.06)	$(0.01)	$0.00 (e)	$(0.01)	$0.99
2012	0.89	0.01		0.16	0.17	0.00 (e)	0.00 (e)	0.00 (e)	1.06
2011	1.11	0.01		(0.22)	(0.21)	(0.01)	-	(0.01)	0.89
2010	0.90	0.01		0.21	0.22	(0.01)	-	(0.01)	1.11
2009	0.53	0.01		0.37	0.38	(0.01)	-	(0.01)	0.90
Money Market Portfolio
2013	$1.00	$0.00	(e)	$-	$0.00 (e)	$0.00 (e)	$-	$0.00 (e)	$1.00
2012	1.00	0.00	(e)	-	0.00 (e)	0.00 (e)	-	0.00 (e)	1.00
2011	1.00	0.00	(e)	-	0.00 (e)	0.00 (e)	0.00 (e)	0.00 (e)	1.00
2010	1.00	0.00	(e)	-	0.00 (e)	0.00 (e)	0.00 (e)	0.00 (e)	1.00
2009	1.00	0.01		-	0.01	(0.01)	-	(0.01)	1.00
Short-Term Bond Portfolio
2013	$1.03	$0.01		$(0.01)	$0.00 (e)	$0.00 (e)	$-	$0.00 (e)	$1.03
2012	1.02	0.01		0.01	0.02	(0.01)	-	(0.01)	1.03
2011	1.03	0.02		(0.01)	0.01	(0.02)	0.00 (e)	(0.02)	1.02
2010	1.02	0.03		0.02	0.05	(0.03)	(0.01)	(0.04)	1.03
2009	0.99	0.04		0.02	0.06	(0.03)	-	(0.03)	1.02
Select Bond Portfolio
2013	$1.30	$0.03		$(0.05)	$(0.02)	$(0.03)	$(0.02)	$(0.05)	$1.23
2012	1.31	0.03		0.03	0.06	(0.04)	(0.03)	(0.07)	1.30
2011	1.29	0.04		0.05	0.09	(0.04)	(0.03)	(0.07)	1.31
2010	1.26	0.05		0.03	0.08	(0.05)	0.00 (e)	(0.05)	1.29
2009	1.21	0.06		0.05	0.11	(0.06)	-	(0.06)	1.26
Long-Term U.S. Government Bond Portfolio
2013	$1.07	$0.03		$(0.18)	$(0.15)	$0.00 (e)	$0.00 (e)	$0.00 (e)	$0.92
2012	1.13	0.03		0.02	0.05	(0.02)	(0.09)	(0.11)	1.07
2011	1.00	0.03		0.25	0.28	(0.02)	(0.13)	(0.15)	1.13
2010	1.00	0.03		0.08	0.11	(0.05)	(0.06)	(0.11)	1.00
2009	1.22	0.03		(0.11)	(0.08)	-	(0.14)	(0.14)	1.00
Inflation Protection Portfolio
2013	$1.22	$0.01		$(0.12)	$(0.11)	$(0.01)	$(0.02)	$(0.03)	$1.08
2012	1.18	0.02		0.06	0.08	(0.03)	(0.01)	(0.04)	1.22
2011	1.06	0.04		0.09	0.13	0.00 (e)	(0.01)	(0.01)	1.18
2010	1.06	0.03		0.03	0.06	(0.04)	(0.02)	(0.06)	1.06
2009	0.99	0.02		0.07	0.09	(0.02)	-	(0.02)	1.06

(e)	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

230	Financial Highlights

Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

21.38%	$1,778,202	0.73%		0.66%		2.10%	34.06%
21.52	1,485,696	0.73		0.68		2.55	41.34
(10.10)	1,218,070	0.72	(f)	0.67	(f)	2.75	32.06
7.67	1,376,593	0.72	(f)	0.67	(f)	2.33	28.57
33.11 (o)	1,289,943	0.72	(f)	0.66	(f)	2.79	10.85

(5.15)%	$357,253	-%		1.40%		0.81%	31.60%
18 .83	256,476	1.49		1.48		1.17	27.32
(18.66)	146,836	1.59		1.50		1.21	45.56
24.08	140,665	1.57		1.50		0.98	51.60
69.73	113,931	1.62		1.50		1.37	66.35

0.10%	$483,182	0.32	%(l)	0.07	%(l)	0.10%	-%
0.15	483,437	0.32	(l)	0.09	(l)	0.15	-
0.14	496,563	0.30	(l)	0.08	(l)	0.13	-
0.29	476,291	0.30	(l)	0.00	(e),(l)	0.29	-
0.76 (o)	570,855	0.34	(l),(m)	0.04	(l),(m)	0.62	-

0.55%	$196,198	-%		0.42%		0.76%	199.33%
2.07	145,036	0.41		0.40		1.18	267.65
0.55	165,716	-		0.38		1.79	116.64
3.63	130,420	-		0.39		2.48	115.08
7.22	96,710	-		0.39		3.54	65.56

(2.16)%	$1,712,896	-%		0.32%		1.99%	131.49	%(g)
4.96	1,685,293	0.32		0.31		2.32	130.37	(g)
7.16	1,485,430	-		0.30		3.10	139.34	(g)
6.59	1,362,096	-		0.30		3.51	112.85	(g)
9.37	1,200,071	-		0.30		4.42	66.49	(g)

(13.27)%	$87,627	0.69	%(s)	0.68	%(s)	2.69%	125.96	%(g),(t)
3.75	113,136	0.66	(s)	0.65	(s)	2.35	164.63	(g),(t)
28.92	147,149	-		0.59		2.32	665.73	(g)
10.62	103,380	-		0.60		2.76	525.61	(g)
(6.98)	82,888	-		0.60		2.75	589.06	(g)

(8.33)%	$252,708	0.64%		0.62%		0.91%	31.82%
7.35	254,176	0.63		0.62		1.92	77.11
11.93	178,375	-		0.61		3.74	52.72
5.60	116,078	-		0.61		2.43	68.09
9.98	105,670	-		0.61		2.35	63.47

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.

(f)	For the International Equity Portfolio, expense ratios reflect total expenses before a management fee waiver in effect from November 15, 2006, (“Gross Expense Ratio”) and after such waiver (“Net Expense Ratio”).

(g)	Portfolio Turnover Rate excludes the impact of mortgage dollar roll transactions.

(l)	For the Money Market Portfolio, expense ratios reflect total expenses before a management fee waiver effective December 31, 2008, (“Gross Expense Ratio”) and after such waiver (“Net Expense Ratio”).

(m)	Reflects fee paid by the Portfolio to participate in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.

(o)	Total return reflects the effect of a one-time class action settlement received on June 18, 2009. Absent the payment, returns would have been lower.

(s)	The ratios of gross expenses to average net assets and net expenses to average net assets includes interest expense. Excluding interest expense, the ratios would be 0.63% and 0.62% respectively in 2012 and 0.67% and 0.65% respectively in 2013.

(t)	Due to a change in accounting standards effective for 2012, certain treasury roll transactions which were previously accounted for as a sale and subsequent repurchase are now accounted for as a secured borrowing.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights	231

Financial Highlights

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations		Distributions from Net Investment Income	Distributions from Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period
High Yield Bond Portfolio
2013	$0.75	$0.04	$-	$0.04		$(0.04)	$-	$(0.04)	$0.75
2012	0.70	0.05	0.05	0.10		(0.05)	-	(0.05)	0.75
2011	0.72	0.05	(0.02)	0.03		(0.05)	-	(0.05)	0.70
2010	0.68	0.06	0.03	0.09		(0.05)	-	(0.05)	0.72
2009	0.51	0.05	0.18	0.23		(0.06)	-	(0.06)	0.68
Multi-Sector Bond Portfolio
2013	$1.14	$0.04	$(0.05)	$(0.01)		$(0.04)	$(0.01)	$(0.05)	$1.08
2012	1.00	0.04	0.11	0.15		(0.01)	0.00 (e)	(0.01)	1.14
2011	1.03	0.05	(0.01)	0.04		(0.05)	(0.02)	(0.07)	1.00
2010	0.99	0.06	0.08	0.14		(0.08)	(0.02)	(0.10)	1.03
2009	0.85	0.04	0.15	0.19		(0.03)	(0.02)	(0.05)	0.99
Balanced Portfolio
2013	$1.51	$0.03	$0.14	$0.17		$(0.05)	$(0.07)	$(0.12)	$1.56
2012	1.39	0.03	0.11	0.14		(0.02)	-	(0.02)	1.51
2011	1.40	0.03	0.00 (e)	0.03		(0.04)	-	(0.04)	1.39
2010	1.28	0.03	0.12	0.15		(0.03)	-	(0.03)	1.40
2009	1.10	0.04	0.19	0.23		(0.05)	-	(0.05)	1.28
Asset Allocation Portfolio
2013	$1.13	$0.02	$0.17	$0.19		$(0.04)	$-	$(0.04)	$1.28
2012	1.02	0.02	0.09	0.11		0.00 (e)	-	0.00 (e)	1.13
2011	1.05	0.02	(0.02)	0.00	(e)	(0.03)	-	(0.03)	1.02
2010	0.96	0.02	0.10	0.12		(0.03)	-	(0.03)	1.05
2009	0.77	0.02	0.20	0.22		(0.03)	-	(0.03)	0.96

(e)	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

232	Financial Highlights

Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

5.84%	$518,387	-%	0.48%	5.70%	53.07%
13.89	460,942	0.48	0.47	6.50	45 .66
4.59	376,289	-	0.46	7.33	44.40
14.56	343,549	-	0.47	7.99	71.62
45.39	299,022	-	0.48	8.74	75.30

(1.58)%	$459,258	-%	0.88%	3.91%	65.10	%(g)
14.94	372,656	0.86	0.85	4.11	41.31	(g)
4.99	234,872	-	0.83	5.15	59.18	(g)
13.19	182,453	-	0.84	5.41	102.10	(g)
22.08	145,720	-	0.85	4.43	93.70	(g)

12.08%	$2,366,285	0.32%	0.26%	1.91%	112.58	%(g)
9.69	2,240,232	0.31	0.30	2.18	121.91	(g)
2.11	2,188,140	-	0.30	2.27	114.17	(g)
11.96	2,295,102	-	0.30	2.58	81.33	(g)
21.43	2,202,539	-	0.30	3.07	73.12	(g)

16.67%	$260,576	0.65%	0.43%	1.65%	105.28	%(g)
11.02	235,762	0.63	0.54	1.84	119.01	(g)
(0.08)	230,257	0.58	0.53	1.74	95.15	(g)
13.01	248,166	0.58	0.53	2.01	73.04	(g)
27.09	232,454	0.60	0.55	2.44	78.15	(g)

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.

(g)	Portfolio Turnover Rate excludes the impact of mortgage dollar roll transactions.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights	233

Notes to Financial Statements

Note 1. Organization

Northwestern Mutual Series Fund, Inc. (the “Series Fund”) is registered as an open-end management investment company under the Investment Company Act of 1940. The Series Fund consists of the Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio and Asset Allocation Portfolio (each, a “Portfolio” or collectively, the “Portfolios”). All of the outstanding shares of each Portfolio are held by The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”) for its general account and/or for its segregated asset accounts (either directly or indirectly through one or more underlying Portfolios operating as affiliated fund of funds).

During the period ended December 31, 2013, Northwestern Mutual made redemptions from the following Portfolios totaling:

Portfolio	Redemption Amount
Large Cap Blend Portfolio	$28,614,473
Large Company Value Portfolio	29,443,451

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Series Fund in the preparation of its financial statements.

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B. Foreign Income and Capital Gains Taxes — The Portfolios may be subject to dividend income taxes imposed by certain countries in which they invest. Foreign withholding taxes on dividends are netted against dividend income and separately disclosed in the Statements of Operations.

Some of the Portfolios may be subject to capital gains taxes and repatriation taxes imposed by certain countries in which they invest. The Portfolios may record a deferred tax liability in respect of unrealized appreciation on foreign securities for capital gains net of losses, if applicable, and repatriation taxes.

C. Federal Income Taxes — The Portfolios’ policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their respective shareholders. The Portfolios also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on distributable income and gains. Therefore, no federal income tax or excise provision is required.

In accordance with the authoritative guidance for uncertainty in income taxes, management of the Series Fund has reviewed all open tax years (2010 to 2013) for major jurisdictions and concluded there was no material impact to the Portfolios’ net assets or results of operations. There is no material tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

D. Distributions — Dividends from net investment income and net realized capital gains are declared and paid each business day for the Money Market Portfolio and at least annually for the remaining Portfolios of the Series Fund, when applicable.

234	Notes to Financial Statements

Notes to Financial Statements

E. Other — The Portfolios record security transactions on trade date. The basis for determining cost on sale of securities is identified cost. Interest income is recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from foreign issuers is available. Where applicable, dividends are recorded net of foreign withholding tax. Discounts and premiums on securities purchased are amortized over the life of the respective securities using the effective interest method. Expenses directly attributable to a Portfolio are incurred by the respective Portfolio. Expenses that are not directly attributable to one or more Portfolios are allocated among applicable Portfolios on an equitable and consistent basis considering such things as the nature and type of expenses and the relative net assets of the Portfolios.

Note 3. Security Valuation

For purposes of calculating a net asset value, Portfolio securities and other assets are valued as of the close of trading on the New York Stock Exchange (“Exchange”) on each day during which the Exchange is open for trading.

The Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Codification defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of asset and liability, which segregates fair value measurements into levels. A summary of the fair value hierarchy is described below:

•	Level 1 — fair value is determined by unadjusted quoted prices in active markets for identical securities or derivatives

•

Level 2 — fair value is determined by other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and other data used in fair valuation)

•	Level 3 — fair value is determined by significant unobservable inputs (including the Portfolios’ own assumptions in determining fair value)

The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Portfolios’ perceived risk of that instrument.

The following is a description of the valuation techniques and significant inputs used in determining the value of the Portfolios’ investments classified as Level 1 and Level 2 in the fair value hierarchy:

•

Equity securities (common and preferred stock) for which market quotations are readily available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Equity securities traded only in the over-the-counter market and not on a securities exchange are valued at the last sale price or closing bid price, if no sales have occurred. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Additionally, for foreign securities, fair value procedures are used if a significant event occurs between the close of the foreign market and the U.S. market close. The fair value price is reflected as Level 2 in the fair value hierarchy.

•

Fixed income securities, including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, and non-U.S. bonds are generally valued on the basis of service provider prices that use broker dealer quotations or valuation estimates from internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, call features, maturities, credit risks/spreads and default rates. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 in the fair value hierarchy.

•	Fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 in the fair value hierarchy.

•

Mortgage related and asset backed securities are generally issued as separate tranches, or classes, of securities within each deal. These securities are normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche

Notes to Financial Statements	235

Notes to Financial Statements

level attributes, current market data, estimated cash flows and market based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage related and asset backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 in the fair value hierarchy.

•

Investments in open-end mutual funds (including other Portfolios) are valued at the mutual fund’s closing net asset value per share and are categorized as Level 1 in the fair value hierarchy. Investments in privately held mutual funds are valued at the mutual fund’s closing net asset value per share and are categorized as Level 2 in the fair value hierarchy.

•

Money market investments, other than in the Money Market Portfolio, with maturities exceeding 60 days are generally valued by a pricing service. Money market investments with maturities of 60 days or less and all securities in the Money Market Portfolio are valued using amortized cost, unless the current market value differs substantially from the amortized cost, at which time the securities are marked to market. Because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2 in the fair value hierarchy.

•

Listed derivatives, such as futures or option contracts, that are actively traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation and are categorized as Level 1 in the fair value hierarchy.

•

Centrally cleared swaps are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 in the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate forward rate to produce the daily settlement price. These securities are categorized as Level 2 in the fair value hierarchy.

•

Over-the-counter financial derivatives, such as foreign currency contracts, futures contracts, options contracts, or swap agreements derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Depending on the product and the terms of the transaction, the value of the derivatives can be estimated using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 in the fair value hierarchy.

The following is a description of the valuation techniques and significant inputs used in determining the value the Portfolios’ investments classified as Level 3 in the fair value hierarchy:

•

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith in accordance with procedures adopted by the Series Fund’s Board of Directors. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g. trade information or broker quotes). The factors considered in reaching these values at December 31, 2013 included, but were not limited to, broker quotes, analysis of the likely outcome of pending litigation, liquidity, prepayment speed, duration and recoverability.

A table summarizing each Portfolio’s investments under this hierarchy is included following each Portfolio’s Schedule of Investments. Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in investments’ valuation changes. The Portfolios recognize transfers between levels as of the end of the period. The amounts of transfers between Levels 1 and 2 are disclosed in the Notes to Schedules of Investments for the Portfolio. For fair valuations using significant unobservable inputs, U.S. Generally Accepted Accounting Principles (GAAP) requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. Additionally, U.S GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements, a Level 3 reconciliation and details of significant unobservable inputs have been included in the Notes to the Schedule of Investments for Portfolios that have a material amount of Level 3 investments.

236	Notes to Financial Statements

Notes to Financial Statements

The Series Fund has adopted policies and procedures which govern the pricing of Portfolio securities. The Series Fund’s Board of Directors (sometimes referred to hereinafter as “Board”) has delegated the day-to-day responsibility for pricing Portfolio securities and other investments to Mason Street Advisors, LLC (“MSA”), the Portfolios’ investment adviser and Northwestern Mutual in its capacity as fund accountant, subject to the oversight of a Pricing Committee appointed by the Board. The Pricing Committee is charged with the primary and day-to-day operational responsibility for executing the valuation process. The Pricing Committee has been delegated the authority to approve the override of any prices as permitted under the pricing procedures approved by the Board and any variances from these pricing procedures when appropriate. All such actions are subject to further review and approval by the Board at its next regular meeting.

Note 4. Securities and Other Investments

A. Delayed Delivery Transactions and When-Issued Securities — Certain Portfolios may engage in securities transactions on a when-issued or delayed delivery basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment, with payment and delivery scheduled for a future date. During this period, the securities are subject to market fluctuations. When delayed delivery purchases are outstanding, a Portfolio will earmark liquid assets on its records in amounts sufficient to meet the purchase price. A Portfolio may dispose of or renegotiate a delayed delivery transaction, which may result in a capital gain or loss.

B. Repurchase Agreements — Certain Portfolios may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated sub-custodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed at all times the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, a Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

C. Restricted Securities — Certain Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from registration before being sold to the public. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

D. Foreign Currency Transactions — Certain Portfolios may have securities and other assets and liabilities denominated in foreign currencies which are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Portfolios purchase or sell a foreign security they may enter into a foreign currency exchange contract to minimize exchange rate risk from the trade date to the settlement date of such transaction. Such foreign currency exchange contracts are marked to market daily.

The Portfolios do not separately report the results of operations due to fluctuations in foreign exchange rates on investments from the changes arising from changes in market prices of securities held. Such fluctuations are included with the net realized or unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, and the differences between the amounts of dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent of the amounts actually received or paid.

E. Mortgage Backed and Asset Backed Securities — Certain Portfolios may invest in mortgage backed securities, including collateralized mortgage obligations, and asset backed securities. Mortgage backed securities are interests in pools of residential

Notes to Financial Statements	237

Notes to Financial Statements

or commercial mortgage loans and asset backed securities are interests in pools of other assets, including various types of loans and credit card receivables. These securities provide a monthly payment, consisting of both a principal and interest component. Interest payments may be based on either fixed rates or adjustable rates. Receipt of principal payment reduces the outstanding par amount of the security and may generate realized gains or losses. Yields on mortgage backed securities are affected by interest and prepayment rates, which, in turn, are influenced by a variety of economic, geographical, social and other factors. Maturities on mortgage backed securities represent stated maturity dates. Actual maturity dates may differ based on prepayment rates. Unlike mortgage backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage backed securities and asset backed securities issued by private issuers do not have a government or government sponsored entity guarantee. These issuers may provide credit enhancements through external entities such as financial institutions or through the structuring of the transaction itself. There is no guarantee that credit enhancements, if any, will be sufficient to prevent losses.

F. Inflation-Indexed Bonds — Certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation indexed bond will be included as interest income in the applicable Portfolio’s Statement of Operations even though investors do not receive their principal until maturity.

G. Securities Lending — Each Portfolio is authorized to participate in securities lending; however, only the Select Bond and Balanced Portfolios currently have an established securities lending program that enables each to loan securities to approved broker-dealers. The Portfolios receive cash (U.S. currency), U.S. government or U.S. government agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral is invested by the Portfolios in commercial paper to earn interest in accordance with the Portfolios’ investment policies. For the period ended December 31, 2013, the Select Bond and Balanced Portfolios earned $217,831 and $207,661, respectively, in interest from securities lending activity, which is included as interest income in their respective Statements of Operations. The collateral received under the securities lending program is recorded on each Portfolio’s Statement of Assets and Liabilities along with the related obligation to return the collateral.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is recorded as income for the Portfolios. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Thereafter, each loan must be continuously secured by collateral at least equal at all times to the value of the securities on loan. In addition, the Portfolios are entitled to terminate a securities loan at any time. As of December 31, 2013, the value of outstanding securities on loan and the value of collateral amounted to the following:

Portfolio	Values of Securities on Loan	Value of Collateral
Select Bond Portfolio	$69,485,580	$71,137,500
Balanced Portfolio	54,442,605	55,750,000

As of December 31, 2013, collateral received for securities on loan was invested in money market instruments and included in Investments on each Portfolio’s Statement of Assets and Liabilities.

H. Short Sales — Certain Portfolios may enter into short sale transactions. A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation of a decline in the market price of the security. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio is obligated to deliver the security at the market price at the time the short position is closed. The risk of loss on a short sale transaction is theoretically unlimited, because there is no limit to the cost of replacing the security sold short, whereas losses from purchase transactions cannot exceed the total amount invested. As of December 31, 2013 there were not any short positions held by any Portfolio.

I. Treasury Roll Transactions — In April 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (ASU) related to accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modified the criteria for determining effective control of transferred assets and as a result certain treasury roll transactions are now accounted for as secured borrowings. Certain Portfolios may enter into treasury roll transactions. In a treasury roll transaction, the Portfolio transfers a

238	Notes to Financial Statements

Notes to Financial Statements

treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. For U.S. GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, the Portfolio is entitled to the interest on the treasury security. The difference between the sale price and repurchase price is included in net investment income with the cost of the secured borrowing transaction being recorded in interest expense over the term of the borrowing. The Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Portfolio. If the interest expense exceeds the income earned, the Portfolio’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities.

J. Loan Participation and Assignments — Certain Portfolios may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolios’ investments in a loan may be in the form of either actual participation in loans or assignments of all or part of the loans from third parties. A loan is often administered by a bank or other financial institution that acts as an agent for all holders. The agent administers the terms of the loan which are specified in the loan agreement. The Portfolios may invest in multiple series or tranches of a loan, each of which can have different terms and associated risks. The Portfolios generally do not have a right to enforce compliance with the terms of the loan agreement and as a result, the Portfolios may be subject to the credit risk of the borrower and lender that is selling the loan agreement. When the Portfolios purchase assignments from lenders they acquire direct rights against the borrower of the loan. The Portfolios may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments can include lines of credit, which may require the Portfolios to grant additional cash to the borrower upon demand from the borrower. These unfunded loan commitments are in fact a future obligation in full, although a percentage of the loan amount may not be utilized by the borrower. When investing in a loan, the Portfolios have the right to receive principal, interest and any fees from the lender selling the loan agreement and only when the payments are received by the lender from the borrower. There may also be a commitment fee due to the Portfolios based on the unused portion of the line of credit of the floating rate loan. In certain cases, the Portfolios may be entitled to a penalty fee if there was a prepayment of a floating rate loan by the borrower. Fees that are earned or paid will be reflected as interest income or interest expense on the Statements of Operations. For the period ended December 31, 2013, only the High Yield Bond Portfolio and Multi Sector Bond Portfolio invested in loan participations and assignments. At December 31, 2013 there were no unfunded loan commitments outstanding.

Note 5. Derivative Instruments

The Portfolios may use derivative instruments for various purposes, including as a cash management strategy, to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Portfolio, to hedge exposure to a foreign currency, or as an alternative to direct investments. The Portfolios have adopted amendments to authoritative guidance regarding disclosures of derivatives and hedging activity. This guidance requires qualitative disclosures about objectives and strategies for using derivatives and quantitative disclosures about fair value amounts of, and gains and losses on, derivative instruments. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. Because the Portfolios are required to account for derivative instruments at fair value and recognize changes in fair value through the Statements of Operations, the Portfolios’ derivatives do not qualify for hedge accounting treatment under the guidance.

Certain Portfolios segregate cash to cover margin requirements for derivative positions. These amounts are denoted as “Cash Collateral for Derivative Positions” on the Statements of Assets and Liabilities.

A. Futures Contracts — Certain Portfolios invest in futures contracts as an alternative to investing in individual securities and could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Portfolios receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the “variation margin,” are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

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Notes to Financial Statements

B. Forward Foreign Currency Contracts — The Portfolios may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies or as part of an investment strategy. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is recorded. Risks may arise from changes in market value of the underlying instruments and from the possible inability of counterparties to meet the terms of their contracts.

C. Options — Certain Portfolios may write call and put options on futures, swaps, securities or currencies they own or in which they may invest. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. The Portfolio receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in the value of the security above the exercise price of the option. When a Portfolio writes a put option, it is exposed to a decline in the price of the underlying security. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (called) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is a risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Transactions in written call and put options for the period ended December 31, 2013 were as follows (amounts in thousands, except number of contracts):

	Balance at 12/31/2012	Sales	Closing Buys	Expirations	Exercised	Balance at 12/31/2013
Small Cap Growth Stock Portfolio
# of Contracts	-	3,055	-	3,055	-	-
Premium	$-	144	-	144	-	$-
Long-Term U.S. Government Bond Portfolio
# of Contracts	-	147	(10)	(110)	(26)	1
Premium	$-	59	(4)	(48)	(7)	$-
Multi-Sector Bond Portfolio
# of Contracts	-	36	(5)	(5)	-	26
Notional Amount	8,200	41,000	(8,000)	(14,200)	(5,700)	21,300
Premium	$45	195	(91)	(66)	(32)	$51

Certain Portfolios may also purchase call and put options on futures, swaps, securities or currencies they own or in which they may invest. Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium on the purchase of a put option but receives the opportunity to profit from any increase in the value of the security above the exercise price of the option. When a Portfolio purchases a call option, it is exposed to a decline in the price of the underlying security. Premiums paid are reflected in the Statements of Assets and Liabilities as an investment and are subsequently marked to market to reflect the current value of the option. Premiums paid from purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine realized gain or loss. The risk associated with a Portfolio purchasing call or put options is limited to the premium paid.

D. Swap Agreements — The Portfolios may enter into swap agreements on interest rate, total return and credit default to manage their exposure to interest rates, foreign currencies, investment style risk and credit risk or as an alternative to direct investing. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).

240	Notes to Financial Statements

Notes to Financial Statements

Swaps are marked to market daily based upon quotations from market makers or values from third party vendors, which may include a registered commodities exchange, and the change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period of the swap are reflected on the Statements of Assets and Liabilities. Upfront payments are amortized to realized gain or loss. Upon termination of the swap, unamortized upfront payments are recorded as realized gain or loss in the Statements of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received by the Portfolios are included as part of realized gain (loss) on the Statements of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in interest rates.

Interest Rate Swaps — Interest rate swap agreements involve the exchange by a Portfolio with another party to pay or receive a set of cash flows, e.g., an exchange of floating rate payments for fixed rate payments based on a notional amount of principal.

Total Return Swaps — Total return swap agreements involve commitments to pay or receive a financing rate in exchange for the total return of an underlying reference entity, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swaps — Credit default swap agreements involve one party making a series of payments to another party in exchange for the right to receive a cash payment equal to the notional value of the swap in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging market country. A Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers where the Portfolio owns or has exposure to the corporate or sovereign issue or to take an active long or short position on the likelihood of a particular issuer’s default.

As a seller of protection, the Portfolio generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio adds leverage to its investments because the Portfolio has investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally makes an upfront payment or pays a fixed rate of interest throughout the term of the swap provided that there is no credit event. The Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging market country serve as an indicator of the current status of the payment/performance risk and represent the likelihood of a credit event occurring. The implied credit spread of a particular referenced entity reflects the cost of selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and indicate a greater likelihood a credit event could occur as defined under the terms of the agreement. Open credit default swaps on corporate or sovereign issues and credit indices are disclosed in the Schedules of Investments.

If the Portfolio is a seller of protection and a credit event occurs, the Portfolio will either pay to the buyer of the protection an amount equal to the notional value of the swap and may take delivery of the obligation or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the agreement. Notional amounts and fair market value of all credit default swap agreements outstanding as of December 31, 2013 for each Portfolio are disclosed in the footnotes to the Schedules of Investments. These maximum potential amounts would be partially offset by any recovery values of the referenced obligations, upfront payments received upon entering into the agreement, or net amounts received by the Portfolio from the settlement of credit default swap agreements purchasing protection for the same referenced obligation.

Notes to Financial Statements	241

Notes to Financial Statements

E. Derivative Disclosures — Derivative positions held by the Portfolios by contract type and primary risk exposure, including location on the Statement of Assets and Liabilities and value as of December 31, 2013, are (amounts in thousands):

	Asset Derivatives - December 31, 2013		Liability Derivatives - December 31, 2013
Portfolio	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Index 500 Stock
Equity contracts	Receivables - Futures Variation Margin	$87	Payables - Futures Variation Margin	$-
Large Company Value
Foreign exchange contracts	Receivables - Foreign Currency Sold	-	Payables - Foreign Currency Purchased	12
Index 400 Stock
Equity contracts	Receivables - Futures Variation Margin	42	Payables - Futures Variation Margin	-
Mid Cap Value
Foreign exchange contracts	Receivables - Foreign Currency Sold	1	Payables - Foreign Currency Purchased	87
International Growth
Foreign exchange contracts	Receivables - Foreign Currency Sold	-	Payables - Foreign Currency Purchased	9
Research International Core
Foreign exchange contracts	Receivables - Foreign Currency Sold	1	Payables - Foreign Currency Purchased	-
International Equity
Foreign exchange contracts	Receivables - Foreign Currency Sold	-	Payables - Foreign Currency Purchased	138
Emerging Markets Equity
Foreign exchange contracts	Receivables - Foreign Currency Sold	-	Payables - Foreign Currency Purchased	1
Short-Term Bond
Interest rate contracts	Receivables - Futures Variation Margin	28	Payables - Futures Variation Margin	-
Select Bond
Foreign exchange contracts	Receivables - Foreign Currency Sold	33	Payables - Foreign Currency Purchased	-
Interest rate contracts	Receivables - Futures Variation Margin	61	Payables - Futures Variation Margin	55
Long-Term U.S. Government Bond
Interest rate contracts	Receivables - Outstanding Options Written, at Value	-	Payables - Outstanding Options Written, at Value	1
Inflation Protection
Foreign exchange contracts	Receivables - Foreign Currency Sold	168	Payables - Foreign Currency Purchased	944
Interest rate contracts	Receivables - Futures Variation Margin	38	Payables - Futures Variation Margin	-
Interest rate contracts	Receivables - Outstanding Swaps Contracts, at Value	-	Payables - Outstanding Swaps Contracts, at Value	1,793
Multi-Sector Bond
Credit contracts	Receivables - Outstanding Swaps Contracts, at Value	1,435	Payables - Outstanding Swaps Contracts, at Value	1,324
Foreign exchange contracts	Receivables - Foreign Currency Sold	795	Payables - Foreign Currency Purchased	2,065
Interest rate contracts	Receivables - Futures Variation Margin	-	Payables - Futures Variation Margin	115
Interest rate contracts	Receivables - Outstanding Options Written, at Value	-	Payables - Outstanding Options Written, at Value	70
Interest rate contracts	Receivables - Outstanding Swaps Contracts, at Value	153	Payables - Outstanding Swaps Contracts, at Value	13
Balanced
Equity contracts	Receivables - Futures Variation Margin	164	Payables - Futures Variation Margin	-
Foreign exchange contracts	Receivables - Foreign Currency Sold	20	Payables - Foreign Currency Purchased	-
Interest rate contracts	Receivables - Futures Variation Margin	135	Payables - Futures Variation Margin	24
Asset Allocation
Equity contracts	Receivables - Futures Variation Margin	21	Payables - Futures Variation Margin	-
Interest rate contracts	Receivables - Futures Variation Margin	7	Payables - Futures Variation Margin	2

242	Notes to Financial Statements

Notes to Financial Statements

Realized gains and losses on derivative instruments, by contract type and primary risk exposure, for the period ended December 31, 2013 are (amounts in thousands):

	Realized Gain (Loss) on Derivatives Instruments
Portfolio	Options	Futures	Forward Currency Contracts	Swaps	Total
Growth Stock
Equity contracts	$-	$2,351	$-	$-	$2,351
Focused Appreciation
Foreign currency exchange contracts	-	-	(47)	-	(47)
Large Cap Core Stock
Equity contracts	-	279	-	-	279
Index 500 Stock
Equity contracts	-	4,711	-	-	4,711
Large Company Value
Foreign currency exchange contracts	-	-	(92)	-	(92)
Equity Income
Foreign currency exchange contracts	-	-	1	-	1
Mid Cap Growth Stock
Equity contracts	-	10,347	-	-	10,347
Index 400 Stock
Equity contracts	-	3,737	-	-	3,737
Mid Cap Value
Foreign currency exchange contracts	-	-	223	-	223
Small Cap Growth Stock
Equity contracts	12	5,335	-	-	5,347
Index 600 Stock
Equity contracts	-	-	-	2,638	2,638
International Growth
Foreign currency exchange contracts	-	-	5	-	5
Research International Core
Foreign currency exchange contracts	-	-	(164)	-	(164)
International Equity
Foreign currency exchange contracts	-	-	(690)	-	(690)
Emerging Markets Equity
Foreign currency exchange contracts	-	-	(132)	-	(132)
Short-Term Bond
Foreign currency exchange contracts	-	-	15	-	15
Interest rate contracts	-	481	-	-	481
Select Bond
Foreign currency exchange contracts	-	-	87	-	87
Interest rate contracts	-	1,746	-	-	1,746
Long-Term U.S. Government Bond
Interest rate contracts	43	(213)	-	-	(170)
Inflation Protection
Foreign currency exchange contracts	-	-	(804)	-	(804)
Interest rate contracts	-	719	-	(148)	571
Multi-Sector Bond
Credit contracts	-	-	-	2,555	2,555
Foreign currency exchange contracts	-	-	(1,813)	-	(1,813)
Interest rate contracts	70	(1,471)	-	(1,514)	(2,915)
Balanced
Equity contracts	-	20,664	-	11,219	31,883
Foreign currency exchange contracts	-	-	(346)	-	(346)
Interest rate contracts	-	3,964	-	-	3,964
Asset Allocation
Equity contracts	-	1,744	-	1,814	3,558
Foreign currency exchange contracts	-	-	(102)	-	(102)
Interest rate contracts	-	572	-	-	572

Notes to Financial Statements	243

Notes to Financial Statements

Change in unrealized appreciation and depreciation on derivative instruments, by contract type and primary risk exposure, for the period ended December 31, 2013 are (amounts in thousands):

	Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Portfolio	Options	Futures	Forward Currency Contracts	Swaps	Total
Growth Stock
Equity contracts	$-	$92	$-	$-	$92
Large Cap Core Stock
Equity contracts	-	26	-	-	26
Index 500 Stock
Equity contracts	-	697	-	-	697
Large Company Value
Foreign currency exchange contracts	-	-	(12)	-	(12)
Equity Income
Foreign currency exchange contracts	-	-	3	-	3
Mid Cap Growth Stock
Equity contracts	-	(471)	-	-	(471)
Index 400 Stock
Equity contracts	-	226	-	-	226
Mid Cap Value
Foreign currency exchange contracts	-	-	(85)	-	(85)
Small Cap Growth Stock
Equity contracts	-	(353)	-	-	(353)
International Growth
Foreign currency exchange contracts	-	-	7	-	7
Research International Core
Foreign currency exchange contracts	-	-	18	-	18
International Equity
Foreign currency exchange contracts	-	-	(49)	-	(49)
Emerging Markets Equity
Foreign currency exchange contracts	-	-	(4)	-	(4)
Short-Term Bond
Interest rate contracts	-	304	-	-	304
Select Bond
Foreign currency exchange contracts	-	-	31	-	31
Interest rate contracts	-	(579)	-	-	(579)
Long-Term U.S. Government Bond
Interest rate contracts	-	9	-	-	9
Inflation Protection
Foreign currency exchange contracts	-	-	(313)	-	(313)
Interest rate contracts	-	99	-	(1,411)	(1,312)
Multi-Sector Bond
Credit contracts	-	-	-	(1,451)	(1,451)
Foreign currency exchange contracts	-	-	(346)	-	(346)
Interest rate contracts	(10)	(1,309)	-	(676)	(1,995)
Balanced
Equity contracts	-	1,514	-	(4,095)	(2,581)
Foreign currency exchange contracts	-	-	756	-	756
Interest rate contracts	-	507	-	-	507
Asset Allocation
Equity contracts	-	226	-	(542)	(316)
Foreign currency exchange contracts	-	-	117	-	117
Interest rate contracts	-	38	-	-	38

The volumes indicated in the open futures contracts, transactions in written options and swap agreements outstanding tables are indicative of the amounts throughout the period.

244	Notes to Financial Statements

Notes to Financial Statements

Note 6. Portfolio Risk

In the normal course of business the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Portfolios’ income. Similar to credit risk, the Portfolios may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolios have unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Portfolios’ investments may be illiquid and the Portfolios may not be able to vary the portfolio investments in response to changes in economic and other conditions. If a Portfolio is required to liquidate all or a portion of its investments quickly, the Portfolio may realize significantly less than the value at which it previously recorded those investments.

Master Netting Arrangements

The Portfolios are subject to various Master Agreements that govern the terms of certain transactions. Master Repurchase Agreements and Global Master Repurchase Agreements are in place that govern repurchase, reverse repurchase, and sale-buyback financing transactions. Master Securities Forward Transaction Agreements are in place that govern the settlement of certain forward settling transactions including to-be-announced securities, delayed-delivery or sale-buyback financing transactions. Customer Account Agreements and related addenda are in place that govern certain cleared derivative transactions including futures and cleared OTC derivatives. International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA agreements”) are in place that govern certain OTC financial derivative transactions. The terms of Master Agreements may reduce counterparty risk with respect to transactions governed by the Master Agreement under certain circumstances.

Offsetting Assets and Liabilities

Certain Portfolios are parties to enforceable master netting or similar agreements which provide for the right of offset under certain circumstances. The Portfolios have made an accounting policy election not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities. As such, all financial and derivative instruments are presented on a gross basis on the Statements of Assets and Liabilities. The impacts of netting arrangements that provide the right to offset are detailed below (amounts in thousands). The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing transactions such as repurchase agreements and certain forward settling transactions can only be netted across transactions governed under the same Master Agreement with the same legal entity. For certain Portfolios, derivative amounts do not reconcile to the Statements of Assets and Liabilities due to the Statements of Assets and Liabilities including derivatives that are not covered under master netting or similar agreements. The amount of collateral presented below has been limited such that the net amount cannot be less than zero.

Mid Cap Value

Offsetting of Financial Assets and Derivative Assets
As of December 31, 2013		(i)	(ii)	(iii) = (i) - (ii)
Description		Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Foreign Currency		1	-	1

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
As of December 31, 2013	(iii)	(iv)		(v) = (iii) - (iv)
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
HSBC Bank USA	1	(1)	-	-

Notes to Financial Statements	245

Notes to Financial Statements

Mid Cap Value continued

Offsetting of Financial Liabilities and Derivative Liabilities
As of December 31, 2013		(i)	(ii)	(iii) = (i) - (ii)
Description		Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Foreign Currency		87	-	87

Financial Liabilties, Derivative Liabilities, and Collateral Pledged by Counterparty
As of December 31, 2013	(iii)	(iv)		(v) = (iii) - (iv)
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
HSBC Bank USA	87	(1)	-	86

Large Company Value

Offsetting of Financial Liabilities and Derivative Liabilities
As of December 31, 2013		(i)	(ii)	(iii) = (i) - (ii)
Description		Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Foreign Currency		12	-	12

Financial Liabilties, Derivative Liabilities, and Collateral Pledged by Counterparty
As of December 31, 2013	(iii)	(iv)		(v) = (iii) - (iv)
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
HSBC Bank USA	12	-	-	12

Select Bond

Offsetting of Financial Assets and Derivative Assets
As of December 31, 2013		(i)	(ii)	(iii) = (i) - (ii)
Description		Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Foreign Currency		33	-	33

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
As of December 31, 2013	(iii)	(iv)		(v) = (iii) - (iv)
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Barclays Bank PLC	33	-	-	33

246	Notes to Financial Statements

Notes to Financial Statements

Select Bond continued

Offsetting of Financial Liabilities and Derivative Liabilities
As of December 31, 2013		(i)	(ii)	(iii) = (i) -(ii)
Description		Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Securities Loaned		71,138	-	71,138

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
As of December 31, 2013	(iii)	(iv)		(v) = (iii) - (iv)
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Greenwich Capital Markets	71,138	(69,486)	-	1,652
Inflation Protection

Offsetting of Financial Assets and Derivative Assets
As of December 31, 2013		(i)	(ii)	(iii) = (i) - (ii)
Description		Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Foreign Currency		168	-	168

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
As of December 31, 2013	(iii)	(iv)		(v) = (iii) - (iv)
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
HSBC Bank USA	168	(168)	-	-

Offsetting of Financial Liabilities and Derivative Liabilities
As of December 31, 2013		(i)	(ii)	(iii) = (i)—(ii)
Description		Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Foreign Currency		944	-	944
Swaps		1,793	-	1,793

Total		2,737	-	2,737

Financial Liabilties, Derivative Liabilities, and Collateral Pledged by Counterparty
As of December 31, 2013	(iii)	(iv)		(v) = (iii) - (iv)
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Bank of America, N.A.	766	(640)	-	126
Barclays Bank PLC	1,027	(1,027)	-	-
HSBC Bank USA	944	(809)	-	135

Total	2,737	(2,476)	-	261

Notes to Financial Statements	247

Notes to Financial Statements

Long-Term U.S. Government Bond

Offsetting of Financial Assets and Derivative Assets
As of December 31, 2013		(i)	(ii)	(iii) = (i) - (ii)
Description		Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements		42,400	-	42,400

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
As of December 31, 2013	(iii)	(iv)		(v) = (iii) - (iv)
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Banc of America Securities LLC	400	(400)	-	-
BNP Paribas SA	8,700	(8,700)	-	-
Citibank, N.A.	8,700	(8,700)	-	-
Morgan Stanley Capital Services LLC	8,700	(8,700)	-	-
Royal Bank of Scotland PLC	8,700	(8,700)	-	-
TD Securities	7,200	(7,200)	-	-

Total	42,400	(42,400)	-	-

Offsetting of Financial Liabilities and Derivative Liabilities
As of December 31, 2013		(i)	(ii)	(iii) = (i) - (ii)
Description		Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Treasury Rolls		49,678	-	49,678

Financial Liabilties, Derivative Liabilities, and Collateral Pledged by Counterparty
As of December 31, 2013	(iii)	(iv)		(v) = (iii) - (iv)
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Barclays Bank PLC	6,182	(6,181)	-	1
Morgan Stanley Capital Services LLC	43,496	(43,492)	(4)	-

Total	49,678	(49,673)	(4)	1

248	Notes to Financial Statements

Notes to Financial Statements

Multi-Sector Bond

Offsetting of Financial Assets and Derivative Assets
As of December 31, 2013		(i)	(ii)	(iii) = (i) - (ii)
Description		Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Foreign Currency		795	-	795
Repurchase Agreements		10,000	-	10,000
Swaps		1,436	-	1,436

Total		12,231	-	12,231

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
As of December 31, 2013	(iii)	(iv)		(v) = (iii) - (iv)
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Banc of America Securities LLC	10,055	(10,055)	-	-
Barclays Bank PLC	997	(554)	(443)	-
BNP Paribas SA	121	(91)	-	30
Citibank, N.A.	117	(117)	-	-
Goldman Sachs International	185	(185)	-	-
HSBC Bank USA	340	(340)	-	-
JPMorgan Chase Bank, N.A.	141	(141)	-	-
Morgan Stanley Capital Services LLC	111	(111)	-	-
UBS AG	164	(158)	(6)	-

Total	12,231	(11,752)	(449)	30

Offsetting of Financial Liabilities and Derivative Liabilities
As of December 31, 2013		(i)	(ii)	(iii) = (i) - (ii)
Description		Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Foreign Currency		2,065	-	2,065
Options		13	-	13
Swaps		1,335	-	1,335

Total		3,413	-	3,413

Financial Liabilties, Derivative Liabilities, and Collateral Pledged by Counterparty
As of December 31, 2013	(iii)	(iv)		(v) = (iii) - (iv)
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Banc of America Securities LLC	36	(36)	-	-
Barclays Bank PLC	554	(554)	-	-
BNP Paribas SA	91	(91)	-	-
Citibank, N.A.	226	(117)	-	109
Goldman Sachs International	668	(185)	-	483
HSBC Bank USA	1,284	(340)	-	944
JPMorgan Chase Bank, N.A.	168	(168)	-	-
Morgan Stanley Capital Services LLC	228	(228)	-	-
UBS AG	158	(158)	-	-

Total	3,413	(1,877)	-	1,536

Notes to Financial Statements	249

Notes to Financial Statements

Balanced

Offsetting of Financial Assets and Derivative Assets
As of December 31, 2013		(i)	(ii)	(iii) = (i) - (ii)
Description		Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Foreign Currency		20	-	20

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
As of December 31, 2013	(iii)	(iv)		(v) = (iii) - (iv)
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Barclays Bank PLC	20	(7)	-	13

Offsetting of Financial Liabilities and Derivative Liabilities
As of December 31, 2013		(i)	(ii)	(iii) = (i) - (ii)
Description		Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Securities Loaned		55,750	-	55,750

Financial Liabilties, Derivative Liabilities, and Collateral Pledged by Counterparty
As of December 31, 2013	(iii)	(iv)		(v) = (iii) - (iv)
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Greenwich Capital Markets	55,750	(54,443)	-	1,307

250	Notes to Financial Statements

Notes to Financial Statements

Note 7. Investment Advisory and Sub-Advisory Fees

The Series Fund and its Portfolios are parties to annually renewable contracts pursuant to which each Portfolio pays a charge for investment management and administrative services to MSA, a wholly owned subsidiary of Northwestern Mutual. Certain Portfolios, listed below, pay at a fixed annual rate based on the average daily net asset values of the Portfolio.

Portfolio	Fee
Index 500 Stock	0.20%
Index 400 Stock	0.25%
Mid Cap Value	0.85%
Small Cap Value	0.85%
Money Market	0.30%
Select Bond	0.30%
Balanced	0.30%

For the other Portfolios, the rate for the investment advisory fee is graded by the asset size of the Portfolio according to the following schedules:

Portfolio	First $50 Million	Next $50 Million	Excess Over $100 Million
Growth Stock	0.60%	0.50%	0.40%
Large Cap Core Stock	0.60%	0.50%	0.40%
Mid Cap Growth Stock	0.80%	0.65%	0.50%
Small Cap Growth Stock	0.80%	0.65%	0.50%
High Yield Bond	0.60%	0.50%	0.40%

Portfolio	First $100 Million	Next $400 Million	Excess Over $500 Million
Focused Appreciation	0.80%	0.75%	0.70%

Portfolio	First $100 Million	Next $150 Million	Excess Over $250 Million
Domestic Equity	0.65%	0.55%	0.50%
Large Company Value	0.72%	0.67%	0.62%
International Growth	0.75%	0.65%	0.55%
Short-Term Bond	0.35%	0.33%	0.30%
Long-Term U.S. Government Bond	0.555%	0.515%	0.495%
Inflation Protection	0.58%	0.55%	0.49%
Multi-Sector Bond	0.79%	0.78%	0.77%
Asset Allocation	0.60%	0.50%	0.40%

Portfolio	First $150 Million	Next $150 Million	Next $200 Million	Excess Over $500 Million
Large Cap Blend	0.77%	0.70%	0.62%	0.56%
Research International Core	0.88%	0.82%	0.75%	0.68%

Portfolio	First $500 Million	Excess Over $500 Million
Equity Income	0.65%	0.60%

Portfolio	First $200 Million	Excess Over $200 Million
Index 600 Stock	0.25%	0.20%

Notes to Financial Statements	251

Notes to Financial Statements

Portfolio	First $50 Million	Excess Over $50 Million
International Equity	0.85%	0.65%

Portfolio	First $250 Million	Next $250 Million	Next $500 Million	Excess Over $1.0 Billion
Emerging Markets Equity	1.14%	1.08%	0.96%	0.78%

MSA, which is the manager and investment adviser of the Series Fund, contractually agreed to waive the management fee and absorb certain other operating expenses to the extent necessary so that Total Operating Expenses (excluding taxes, brokerage, other investment-related costs, interest and dividend expenses and charges and extraordinary expenses) will not exceed the following amounts:

Portfolio		Expiration
Focused Appreciation	0.90%	April 30, 2015
Large Cap Blend	0.85%	April 30, 2015
Large Company Value	0.80%	April 30, 2015
Domestic Equity	0.75%	April 30, 2015
Equity Income	0.75%	April 30, 2015
Mid Cap Value	1.00%	April 30, 2015
Index 600 Stock	0.35%	April 30, 2015
Small Cap Value	1.00%	April 30, 2015
International Growth	1.10%	April 30, 2015
Research International Core	1.15%	April 30, 2015
Emerging Markets Equity	1.50%	April 30, 2015
Short-Term Bond	0.45%	April 30, 2015
Long-Term U.S. Government Bond	0.65%	April 30, 2015
Inflation Protection	0.65%	April 30, 2015
Multi-Sector Bond	0.90%	April 30, 2015
Asset Allocation	0.75%	April 30, 2015

Growth Stock Portfolio — MSA has agreed to waive a portion of its management fee on average net assets over $500 million such that the management fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $400 million and 0.35% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2015.

Focused Appreciation Portfolio — Prior to November 21, 2013, MSA had agreed to waive a portion of its management fee such that the management fee was 0.75% on the Portfolio’s first $100 million of average net assets, 0.70% on the next $200 million, 0.65% on the next $200 million and 0.60% on average net assets in excess of $500 million. Effective November 21, 2013, MSA has agreed to waive a portion of its management fee such that the management fee is 0.66% on the Portfolio’s first $100 million of average net assets, 0.61% on the next $400 million, and 0.60% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2015.

Large Cap Core Stock Portfolio — MSA has agreed to waive a portion of its management fee on average net assets over $500 million such that the management fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $400 million and 0.35% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2015.

Large Company Value Portfolio — Effective September 1, 2013, MSA has agreed to waive a portion of its management fee such that the management fee is 0.68% on the Portfolio’s first $100 million of average net assets, 0.65% on the next $150 million, and 0.59% on average net assets in excess of $250 million. MSA may terminate this fee waiver agreement at any time after April 30, 2015.

Mid Cap Growth Stock Portfolio — MSA has agreed to waive a portion of its management fee on average net assets over $500 million such that the management fee is 0.80% on the Portfolio’s first $50 million, 0.65% on the next $50 million, 0.50% on the next $400 million and 0.45% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2015.

252	Notes to Financial Statements

Notes to Financial Statements

Index 400 Stock Portfolio — MSA has agreed to waive a portion of its management fee on average net assets over $500 million such that the management fee is 0.25% on the Portfolio’s first $500 million and 0.20% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2015.

Mid Cap Value Portfolio — Prior to September 1, 2013, MSA had agreed to waive a portion of its management fee on assets over $150 million such that the management fee was 0.85% on the Portfolio’s first $150 million of average net assets, 0.80% on the next $150 million and 0.75% on average net assets in excess of $300 million. Effective September 1, 2013, MSA has agreed to waive a portion of its management fee such that the management fee is 0.79% on the Portfolio’s first $150 million of average net assets, and 0.70% in excess of $150 million. MSA may terminate this fee waiver agreement at any time after April 30, 2015.

Small Cap Growth Stock Portfolio — MSA has agreed to waive a portion of its management fee on assets over $500 million such that the management fee is 0.80% on the Portfolio’s first $50 million of average net assets, 0.65% on the next $50 million, 0.50% on the next $400 million and 0.45% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2015.

Small Cap Value Portfolio — MSA has agreed to waive a portion of its management fee on assets over $500 million such that the management fee is 0.85% on the Portfolio’s first $500 million of average net assets and 0.80% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2015.

International Equity Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee for the Portfolio is 0.80% on the Portfolio’s first $50 million of average net assets, 0.60% on the next $950 million, 0.58% on the next $500 million and 0.51% on average net assets in excess of $1.5 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2015.

Money Market Portfolio — For the period from January 1, 2013 to July 31, 2013, MSA voluntarily agreed to waive its entire management fee on a temporary basis. Effective August 1, 2013, and continuing for a period of time to be determined by MSA, MSA voluntarily agreed to waive a portion of the investment advisory fee such that the investment advisory fee is 0.10% of the Portfolio’s average net assets. This voluntary waiver will be reviewed periodically by MSA in light of market and economic developments and may be revised or discontinued at any time without advance notice.

Short-Term Bond Portfolio — MSA has agreed to waive a portion of its management fee on assets over $500 million such that the management fee is 0.35% on the Portfolio’s first $100 million of average net assets, 0.33% on the next $150 million, 0.30% on the next $250 million and 0.28% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2015.

Inflation Protection Portfolio — Effective September 1, 2013, MSA has agreed to waive a portion of its management fee such that the management fee is 0.55% on the Portfolio’s first $100 million of average net assets, 0.50% on the next $150 million, and 0.46% on average net assets in excess of $250 million. MSA may terminate this fee waiver agreement at any time after April 30, 2015.

High Yield Bond Portfolio — MSA has agreed to waive a portion of its management fee on assets over $1 billion such that the management fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $900 million and 0.35% on average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2015.

Balanced Portfolio — MSA has agreed to waive a portion of its management fee such that its management fee on assets invested in the Growth Stock, Focused Appreciation, Large Cap Core Stock, Large Cap Blend, Index 500 Stock, Large Company Value, Domestic Equity, Equity Income, Mid Cap Growth Stock, Index 400 Stock, Mid Cap Value, Small Cap Growth Stock, Index 600 Stock, Small Cap Value, International Growth, Research International Core, International Equity and Emerging Markets Portfolios (“Underlying Portfolios”) is 0.05%. MSA may terminate this fee waiver agreement at any time after April 30, 2015.

Asset Allocation Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.55% on the Portfolio’s first $100 million of average net assets, 0.45% on the next $150 million, and 0.35% on average net assets in excess of $250 million. In addition, MSA has agreed to waive a portion of its management fee such that its management fee on assets invested in Underlying Portfolios is 0.05%. MSA may terminate these fee waiver agreements at any time after April 30, 2015.

Notes to Financial Statements	253

Notes to Financial Statements

Certain Portfolios, listed below, pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for Portfolios that maintain compensating balances in non-interest bearing accounts. These Portfolios could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements. For the period ended December 31, 2013, the amounts paid through expense offset arrangements were as follows:

Portfolio	Amount
Growth Stock Portfolio	$682
Focused Appreciation Portfolio	9,510
Large Cap Core Stock Portfolio	232
Index 500 Stock Portfolio	174
Equity Income Portfolio	186
Mid Cap Growth Stock Portfolio	864
Index 400 Stock Portfolio	239
Small Cap Growth Stock Portfolio	567
Index 600 Stock Portfolio	177
Small Cap Value Portfolio	256
Money Market Portfolio	218
Short-Term Bond Portfolio	205
High Yield Bond Portfolio	398
Balanced Portfolio	483
Asset Allocation Portfolio	136

With respect to certain Portfolios, MSA has engaged and oversees sub-advisers who manage the day-to-day investment operations of such Portfolios. MSA pays each sub-adviser a fee based on the average daily net assets of each such Portfolio out of its investment management fee.

Note 8. Federal Income Tax Matters

Taxable distributions from net investment income and realized capital gains in the Portfolios may differ from book amounts earned during the period due to differences in the timing of capital gains recognition and due to the reclassification of certain gains or losses between capital and income. The differences between cost amounts for book purposes and tax purposes are primarily due to the tax treatment of deferred losses, corporate actions, passive foreign investment companies and interest only securities.

It is the policy of the Portfolios to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the Statements of Assets and Liabilities. Permanent differences primarily relate to character differences with respect to income on swaps, foreign currency transactions, foreign bond sales, passive foreign investment companies and paydowns on structured product investments.

Certain losses incurred by the Portfolios after October 31 are deferred and deemed to have occurred in the next fiscal year for income tax purposes. Deferred late year losses for federal income tax purposes are carried forward to offset future income or net realized gains. A summary of the Portfolios’ late year losses and capital loss carryovers as of December 31, 2013 is provided below:

	Late Year Capital Losses	Late Year Ordinary Losses	Capital Loss Carryover
			Amount Subject to Expiration	Expiration	Utilized in 2013	Amount Not Subject to Expiration
	(Amounts in thousands)
Growth Stock Portfolio	$-	$-	$-	-	$-	$-
Focused Appreciation Portfolio	-	-	-	-	1,071	-
Large Cap Core Stock Portfolio	-	-	-	-	9,190	-
Large Cap Blend Portfolio	-	-	-	-	-	-
Index 500 Stock Portfolio	-	-	-	-	-	-
Large Company Value Portfolio	-	-	-	-	3,453	-
Domestic Equity Portfolio	-	-	31,813	2017	24,432	-
Equity Income Portfolio	-	-	-	-	1,349	-
Mid Cap Growth Stock Portfolio	-	-	-	-	-	-
Index 400 Stock Portfolio	-	-	-	-	-	-

254	Notes to Financial Statements

Notes to Financial Statements

	Late Year Capital Losses	Late Year Ordinary Losses	Capital Loss Carryover
			Amount Subject to Expiration	Expiration	Utilized in 2013	Amount Not Subject to Expiration
			(Amounts in thousands)
Mid Cap Value Portfolio	$-	$-	$-	-	$-	$-
Small Cap Growth Stock Portfolio	-	-	-	-	41,627	-
Index 600 Stock Portfolio	-	-	-	-	-	-
Small Cap Value Portfolio	-	-	-	-	-	-
International Growth Portfolio	-	-	26,124	2017	41,500	-
Research International Core Portfolio	-	-	-	-	10,023	-
International Equity Portfolio	-	-	-	-	-	-
Emerging Markets Equity Portfolio	-	-	-	-	-	-
Money Market Portfolio	-	-	-	-		4
Short-Term Bond Portfolio	-	-	-	-	390	133
Select Bond Portfolio	-	-	-	-		20,629
Long-Term U.S. Government Bond Portfolio	-	-	-	-	-	1,495
Inflation Protection Portfolio	-	-	-	-	-	-
High Yield Bond Portfolio	-	-	28,315	2016-2017	4,819	-
Multi-Sector Bond Portfolio	-	-	-	-	-	983
Balanced Portfolio	-	-	-	-	-	-
Asset Allocation Portfolio	-	-	-	-	4,128	-

Capital losses incurred during fiscal years after 2010 are carried forward indefinitely and retain the character of the original loss. These losses are deferred to the first day of the next fiscal year and must be utilized prior to the losses incurred prior to 2011.

When applicable, each of the Portfolios made distributions during the year of ordinary income and long-term capital gains. The tax character of distributions paid for the periods ended December 31, 2013 and 2012 was as follows:

	2013 Distributions Paid From:		2012 Distributions Paid From:
Portfolio	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
	(Amounts in thousands)
Growth Stock Portfolio	$5,017	$52,317$	3,139	$-
Focused Appreciation Portfolio	2,567	-	1,010	-
Large Cap Core Stock Portfolio	5,721	-	4,738	-
Large Cap Blend Portfolio	5,447	1,060	736	3,145
Index 500 Stock Portfolio	37,227	37,550	30,164	30,165
Large Company Value Portfolio	2,362	2,653	1,609	-
Domestic Equity Portfolio	8,767	-	8,652	-
Equity Income Portfolio	7,946	-	5,715	-
Mid Cap Growth Stock Portfolio	3,093	39,484	1,047	-
Index 400 Stock Portfolio	8,276	16,978	4,436	20,231
Mid Cap Value Portfolio	2,886	1,673	2,021	-
Small Cap Growth Stock Portfolio	2,247	-	-	-
Index 600 Stock Portfolio	4,606	2,729	2,285	1,194
Small Cap Value Portfolio	5,874	2,384	1,466	4,508
International Growth Portfolio	5,267	-	4,070	-
Research International Core Portfolio	452	-	3,294	-
International Equity Portfolio	35,590	421	35,832	-
Emerging Markets Equity Portfolio	2,364	589	309	93
Money Market Portfolio	467	-	676	-
Short-Term Bond Portfolio	273	-	1,769	-
Select Bond Portfolio	62,323	4,531	68,063	10,069
Long-Term U.S. Government Bond Portfolio	209	15	8,953	1,356
Inflation Protection Portfolio	5,309	2,509	6,029	1,827
High Yield Bond Portfolio	27,656	-	26,613	-
Multi-Sector Bond Portfolio	16,562	1,400	1,801	659
Balanced Portfolio	78,038	93,484	26,176	-
Asset Allocation Portfolio	8,268	-	545	-

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Notes to Financial Statements	255

Notes to Financial Statements

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Losses	Unrealized Appreciation (Depreciation)
	(Amounts in thousands)
Growth Stock Portfolio	$27,304	$60,227	$-	$191,829
Focused Appreciation Portfolio	131	67,736	-	152,337
Large Cap Core Stock Portfolio	17,998	39,461	-	85,811
Large Cap Blend Portfolio	106	5,976	-	19,901
Index 500 Stock Portfolio	38,785	25,737	-	889,795
Large Company Value Portfolio	18	9,083	-	25,473
Domestic Equity Portfolio	10,230	-	(31,813)	118,663
Equity Income Portfolio	11,503	19,790	-	140,017
Mid Cap Growth Stock Portfolio	57,938	152,865	-	119,592
Index 400 Stock Portfolio	8,690	27,731	-	197,792
Mid Cap Value Portfolio	18,597	17,632	-	35,031
Small Cap Growth Stock Portfolio	-	57,429	-	75,397
Index 600 Stock Portfolio	389	1,407	-	30,679
Small Cap Value Portfolio	2,655	14,091	-	226,415
International Growth Portfolio	5,386	-	(26,124)	54,405
Research International Core Portfolio	6,474	2,790	-	62,039
International Equity Portfolio	48,587	101,968	-	353,913
Emerging Markets Equity Portfolio	2,542	140	-	3,859
Money Market Portfolio	415	-	(4)	-
Short-Term Bond Portfolio	1,286	-	(133)	426
Select Bond Portfolio	36,871	-	20,629	1,506
Long-Term U.S. Government Bond Portfolio	2,087	-	(1,495)	(14,187)
Inflation Protection Portfolio	4,294	-	-	(7,668)
High Yield Bond Portfolio	27,964	-	(28,315)	23,344
Multi-Sector Bond Portfolio	13,528	-	(983)	5,999
Balanced Portfolio	110,484	132,954	-	158,149
Asset Allocation Portfolio	9,462	19,761	-	23,067

Note 9. Voluntary Reimbursements

Northwestern Mutual voluntarily reimburses foreign equity portfolios for the benefit Northwestern Mutual receives from foreign dividend taxes charged against the Portfolios. The amounts reimbursed represent approximately 65% of the foreign dividend taxes withheld attributable to the portion of the Portfolio owned by Northwestern Mutual. Reimbursements are recorded when foreign dividend taxes are accrued.

Voluntary reimbursements for the periods ended December 31, 2013 and 2012 are summarized below:

Portfolio	2013 Reimbursements	2012 Reimbursements
International Growth Portfolio	$370,045	$330,126
International Equity Portfolio	1,797,491	2,261,710
Research International Core Portfolio	210,374	124,547
Emerging Markets Equity Portfolio	349,091	305,832

Note 10. Guarantees

In the normal course of business the Portfolios enter into contracts that contain a variety of representations which provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios expect the risk of loss to be remote.

256	Notes to Financial Statements

Notes to Financial Statements

Note 11. Investment Income and Securities Transactions

For the period ended December 31, 2013, transactions in securities other than short term investments were (amounts in thousands):

	Non U.S. Govt. Security Purchases	U.S. Govt. Security Purchases	Non U.S. Govt. Security Sales/Maturities	U.S. Govt. Security Sales/Maturities
	(Amounts in thousands)
Growth Stock Portfolio (a)	$678,176	$-	$548,517	$-
Focused Appreciation Portfolio	416,083	-	293,088	-
Large Cap Core Stock Portfolio (b)	386,434	-	329,415	-
Large Cap Blend Portfolio	94,209	-	61,391	-
Index 500 Stock Portfolio	71,635	-	109,514	-
Large Company Value Portfolio	114,280	-	65,353	-
Domestic Equity Portfolio	123,141	-	81,242	-
Equity Income Portfolio	190,023	-	80,725	-
Mid Cap Growth Stock Portfolio (c)	1,339,116	-	1,230,627	-
Index 400 Stock Portfolio (d)	60,510	-	67,782	-
Mid Cap Value Portfolio	280,990	-	165,838	-
Small Cap Growth Stock Portfolio (e)	683,761	-	646,391	-
Index 600 Stock Portfolio (f)	59,563	-	41,583	-
Small Cap Value Portfolio	72,861	-	43,978	-
International Growth Portfolio	309,955	-	276,780	-
Research International Core Portfolio (g)	194,236	-	98,520	-
International Equity Portfolio	519,981	-	561,512	-
Emerging Markets Equity Portfolio (h)	208,429	-	92,724	-
Short-Term Bond Portfolio (i)	146,626	238,111	76,883	250,275
Select Bond Portfolio (j)	715,583	1,727,446	446,542	1,770,115
Long-Term U.S. Government Bond Portfolio	14,197	117,755	15,167	124,476
Inflation Protection Portfolio	26,483	78,458	16,636	60,309
High Yield Bond Portfolio	303,591	-	243,582	-
Multi-Sector Bond Portfolio	284,517	89,870	161,452	102,121
Balanced Portfolio (k)	1,432,520	1,074,297	1,258,846	1,077,197
Asset Allocation Portfolio (l)	172,520	77,762	156,209	77,659

(a)	Includes $109,434 (in thousands) of purchases and $23,995 (in thousands) of sales directly with affliliates
(b)	Includes $78,236 (in thousands) of purchases and $31,350 (in thousands) of sales directly with affliliates
(c)	Includes $65,038 (in thousands) of purchases and $39,579 (in thousands) of sales directly with affliliates
(d)	Includes $464 (in thousands) of purchases and $182 (in thousands) of sales directly with affiliates
(e)	Includes $3,207 (in thousands) of purchases and $6,131 (in thousands) of sales directly with affiliates
(f)	Includes $182 (in thousands) of purchases and $464 (in thousands) of sales directly with affiliates
(g)	Includes $2 (in thousands) of sales directly with affiliates
(h)	Includes $2 (in thousands) of purchases directly with affiliates
(i)	Includes $13,275 (in thousands) of sales directly with affiliates
(j)	Includes $8,233 (in thousands) of purchases directly with affiliates
(k)	Includes $4,733 (in thousands) of purchases and $135,503 (in thousands) of sales directly with affiliates
(l)	Includes $309 (in thousands) of purchases and $19,357 (in thousands) of sales directly with affiliates

Transactions with Affiliated Companies

An affiliated company is a company in which a Portfolio has ownership of at least 5% of the voting securities or which the Portfolio controls, is controlled by or with which the Portfolio is under common control. Transactions with affiliated companies during the period ended December 31, 2013 are as follows:

Portfolio	Value at 12/31/2012	Purchases	Sales	Value at 12/31/2013	Realized Gain (Loss)	Income Dividends	Capital Gain Distributions	% Ownership, 12/31/2013
	(Amounts in thousands)
Balanced
Growth Stock	$-	$131,349	$-	$147,712	$-	$862	$8,987	17.4%
Focused Appreciation	-	61,054	-	72,512	-	304	-	11.6
Large Cap Core	-	61,460	-	68,283	-	710	-	12.7
Large Cap Blend	-	63,696	-	68,539	-	561	2,385	45.4
Large Company Value	-	62,757	-	68,288	-	942	1,065	40.1
Domestic Equity	-	61,789	-	69,144	-	1,039	-	12.1
Equity Income	-	61,583	-	68,513	-	833	-	10.1
Mid Cap Growth Stock	-	87,216	-	93,952	-	264	3,375	8.8
Mid Cap Value	-	84,849	-	93,373	-	807	468	27.2
Small Cap Growth Stock	-	27,889	-	33,065	-	139	-	6.4
Small Cap Value	-	28,206	-	31,892	-	324	132	5.5

Notes to Financial Statements	257

Notes to Financial Statements

Portfolio	Value at 12/31/2012	Purchases	Sales	Value at 12/31/2013	Realized Gain (Loss)	Income Dividends	Capital Gain Distributions	% Ownership, 12/31/2013
	(Amounts in thousands)
Balanced (continued)
Research International Core	$106,843	$30,184	$-	$159,107	$-	$185	$-	38.6%
International Equity	47,329	14,286	-	71,464	-	1,420	17	4.0
Emerging Markets Equity	5,273	14,241	-	19,638	-	145	36	5.5

	$159,445	$790,559	$-	$1,065,482	$-	$8,535	$16,465

Asset Allocation
Growth Stock	$-	$17,823	$-	$20,072	$-	$118	$1,221	2.4%
Focused Appreciation	-	8,284	-	9,850	-	41	-	1.6
Large Cap Core	-	9,381	-	10,436	-	108	-	1.9
Large Cap Blend	-	9,723	-	10,476	-	86	364	6.9
Large Company Value	-	8,515	-	9,280	-	128	145	5.5
Domestic Equity	-	8,384	-	9,396	-	142	-	1.6
Equity Income	-	8,356	-	9,309	-	113	-	1.4
Mid Cap Growth Stock	-	11,593	-	12,467	-	35	448	1.2
Mid Cap Value	-	11,279	-	12,394	-	107	62	3.6
Small Cap Growth Stock	-	5,013	-	5,950	-	25	-	1.1
Small Cap Value	-	5,070	-	5,739	-	58	24	1.0
Research International Core	16,437	4,308	-	24,120	-	28	-	5.8
International Equity	7,281	2,053	-	10,840	-	215	3	0.6
Emerging Markets Equity	1,055	1,685	-	2,728	-	20	5	0.8

	$24,773	$111,467	$-	$153,057	$-	$1,224	$2,272

Note 12. Litigation

The Index 400 Stock, Index 500 Stock, Small Cap Value and Equity Income Portfolios are among the defendants in lawsuits and/or adversary proceedings (the “Actions”) arising out of investments made by those Portfolios in two separate companies. These Actions seek to recover all payments made to beneficial owners of common stock in 2007 in connection with leveraged buy-out transactions involving each company. The Actions allege no misconduct by the Portfolios or management, and management intends to vigorously defend these Actions. One of the lawsuits has been dismissed and is on appeal, and the remaining lawsuits are in the pleadings stage. The value of the proceeds received by these Portfolios in 2007, and the percentage the proceeds represent of each Portfolio’s net assets as of December 31, 2013, were: Index 400 Stock Portfolio $5,600,000 (0.90% of net assets); Index 500 Stock Portfolio $977,000 (0.05% of net assets); Small Cap Value Portfolio $618,000 (0.11% of net assets); and Equity Income Portfolio $2,873,000 (0.42% of net assets).

Note 13. Subsequent Events

Effective January 1, 2014, with respect to the Money Market Portfolio, MSA voluntarily agreed to waive its entire investment advisory fee commencing on January 1, 2014 and continuing for a period of time to be determined by MSA.

On January 3, 2014, Northwestern Mutual redeemed all of its direct investment ($33 million) from the Index 600 Stock Portfolio.

Effective February 4, 2014, with respect to the Multi-Sector Bond Portfolio, MSA agreed to waive its investment advisory fee such that the management fee is 0.74% on the Portfolio’s first $100 million of average net assets, 0.73% on the next $150 million, and 0.70% on average net assets in excess of $250 million. The waiver is in effect until April 30, 2015.

258	Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Northwestern Mutual Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets, and of cash flows for the Long-Term U.S. Government Bond Portfolio and the financial highlights present fairly, in all material respects, the financial position of Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio and Asset Allocation Portfolio (constituting Northwestern Mutual Series Fund, Inc., hereafter referred to as the “Fund”) at December 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, the cash flows for Long-Term U.S. Government Bond Portfolio for the year then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

Milwaukee, WI

February 27, 2014

Report of Independent Registered Public Accounting Firm	259

Proxy Voting and Portfolio

Proxy Voting Guidelines

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free 1-888-455-2232. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling toll free 1-888-455-2232. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Filing of Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Form N-Q filings are available (i) on the SEC website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Portfolios also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on the Internet at www.northwesternmutual.com.

260	Proxy Voting and Portfolio Holdings

Director and Officer Information (Unaudited)

Northwestern Mutual Series Fund, Inc.

The name, address and year of birth of the directors, as well as their affiliations, positions held with the Series Fund, principal occupations during the past five years and the number of portfolios overseen in the Northwestern Mutual fund complex, are shown below as of December 31, 2013. Each director (whenever elected) shall hold office until the next annual meeting of shareholders and until his or her successor is elected and qualifies or until his or her earlier death, resignation or removal, provided no director shall serve a term or successive terms totaling more than twelve (12) years. The twelve-year service limitation commences for all directors on the later of May 1, 2003, or the date of his or her election or appointment to the Board. Notwithstanding the foregoing, the Series Fund’s By-Laws provide that a director who has attained the age of seventy (70) on or before the first quarterly Board meeting in a calendar year shall retire effective at the end of the meeting. If a director attains age seventy (70) after the first quarterly Board meeting in a calendar year, he or she shall retire effective at the end of the first quarterly Board meeting in the following calendar year. The statement of additional information contains additional information about Series Fund directors and is available without charge, upon request, by calling 1-888-455-2232.

Independent Directors

Name, Address, and Year of Birth	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held

Michael G. Smith 720 East Wisconsin Avenue Milwaukee, WI 53202 1944	Director	Since 2003	27	Trustee of The Ivy Family of
Funds (2 registered
investment companies – 35
portfolios), Director of the
DBX Independence Funds,
Inc. (5 portfolios), Director
of CTMG, Inc. and Cox
Business School, Southern
				Methodist University

Principal Occupation During Past 5 Years: Private investor; retired since 1999.

Miriam M. Allison 720 East Wisconsin Avenue Milwaukee, WI 53202 1947	Director	Since 2006	27	Director of Wasatch Funds, Inc. (20 portfolios)

Principal Occupation During Past 5 Years: Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc. (formerly Sunstone Financial Group, Inc.), a mutual fund service provider.

Robert H. Huffman III 720 East Wisconsin Avenue Milwaukee, WI 53202 1959	Director	Since 2007	27	None

Principal Occupation During Past 5 Years: Co-Founder and Managing Partner of Relative Value Partners, LLC, a registered investment adviser since 2004.

Christy L. Brown 720 East Wisconsin Avenue Milwaukee, WI 53202 1965	Director	Since 2012	27	None

Principal Occupation During Past 5 Years: Since October 2012, Chief Executive Officer, Girl Scouts of Wisconsin Southeast. From 2007 to 2012, Vice Chancellor, Finance and Administrative Affairs, University of Wisconsin, Milwaukee.

Director and Officer Information	261

Director and Officer Information (Unaudited)

Name, Address, and Year of Birth	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held

Gail L. Hanson 720 East Wisconsin Avenue Milwaukee, WI 53202 1955	Director	Since 2012	27	Director of Artisan Funds, Inc. (13 portfolios)

Principal Occupation During Past 5 Years: Since February 2011, Senior Vice President and Chief Financial Officer, Aurora Health Care. Prior thereto, Deputy Executive Director, State of Wisconsin Investment Board.

Other Directors
Name, Address, and Year of Birth	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held

R. David Ells 720 East Wisconsin Avenue Milwaukee, WI 53202 1968	Chairman of the Board	Since 2013	27	None

Principal Occupation During Past 5 Years: Since February 2013, Vice President of Northwestern Mutual and head of Northwestern Mutual’s Investment Strategy Department. Prior thereto, Managing Director of Mason Street Advisors, LLC (MSA) from 2010 to February 2013 and Director of MSA from 2004 to 2010.

Northwestern Mutual Series Fund, Inc.

Executive Officers

Name, Address, and Year of Birth	Position	Length of Time Served

Kate M. Fleming 720 East Wisconsin Avenue Milwaukee, WI 53202 1962	President	Since 2013

Principal Occupation During Past 5 Years: Vice President – Operations since 2004 and Treasurer since 2008 of Mason Street Advisors, LLC.

Walter M. Givler 720 East Wisconsin Avenue Milwaukee, WI 53202 1957	Vice President; Chief Financial Officer & Treasurer	Since 2003

Principal Occupation During Past 5 Years: Vice President – Accounting Policy of Northwestern Mutual since 2007.

Barbara E. Courtney 720 East Wisconsin Avenue Milwaukee, WI 53202 1957	Controller & Chief Accounting Officer	Since 1996

Principal Occupation During Past 5 Years: Director of Mutual Fund Accounting of Northwestern Mutual since 2002.

262	Director and Officer Information

Director and Officer Information (Unaudited)

Name, Address, and Year of Birth	Position	Length of Time Served

Michael W. Zielinski 720 East Wisconsin Avenue Milwaukee, WI 53202 1974	Chief Compliance Officer	Since 2006

Principal Occupation During Past 5 Years: Chief Compliance Officer of Mason Street Advisors, LLC since 2006.

Randy M. Pavlick 720 East Wisconsin Avenue Milwaukee, WI 53202 1959	Secretary	Since 2006

Principal Occupation During Past 5 Years: Assistant General Counsel of Northwestern Mutual and Assistant Secretary of Mason Street Advisors, LLC, each since 2004.

Director and Officer Information	263

Approval and Continuance of Investment

Sub-Advisory Agreements

Northwestern Mutual Series Fund, Inc.

Annual Contract Review Process

Under Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of an investment company’s independent directors each year. In addition, each investment company is required to disclose in its annual or semi-annual report, as applicable, the material factors and conclusions that formed the basis for the board’s approval or renewal of any investment advisory agreements, including sub-advisory agreements, within the investment company’s most recently completed fiscal half-year period.

At least annually, the Board of Directors (the “Board”) of Northwestern Mutual Series Fund, Inc. (the “Series Fund”) considers and votes upon the renewal of the investment sub-advisory agreements between Mason Street Advisors, LLC (“Mason Street Advisors”) and each of the sub-advisers of those portfolios of the Series Fund (each, a “Portfolio” and collectively, the “Portfolios”) for which Mason Street Advisors has appointed a sub-adviser. In order to afford the Board the opportunity to focus on a smaller number of relationships at any one meeting, the Board considers the annual continuation of the sub-advisory agreements on a staggered basis during the course of the year.

Board Approvals During the Six-Month Period Ended December 31, 2013

At its August 8, 2013 meeting, the Series Fund Board, including the directors who are not “interested persons” (as that term is defined in the 1940 Act) of the Series Fund or Mason Street Advisors (“Independent Directors”), unanimously approved the restatement and continuance of (1) a Second Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Janus Capital Management LLC (“Janus”) relating to the Series Fund’s Focused Appreciation and International Growth Portfolios; (2) an Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and American Century Investment Management, Inc. (“ACI”) relating to the Series Fund’s Large Company Value, Inflation Protection and Mid Cap Value Portfolios and (3) a Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Delaware Investments Fund Advisers, a series of Delaware Management Business Trust (“Delaware”) relating to the Series Fund’s Domestic Equity Portfolio. With respect to the International Growth Portfolio, the Board also considered and approved the continuation of a Sub-Sub Advisory Agreement between Janus and Janus Capital Singapore Pte. Limited (“Janus Singapore”) relating to the provision of investment management advice and assistance.

At its November 21, 2013 meeting, the Series Fund Board, including the Independent Directors, unanimously approved the continuance of (1) the Second Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and T. Rowe Price Associates, Inc. (“T. Rowe Price”) relating to the Series Fund’s Small Cap Value and Equity Income Portfolios and (2) the Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Pacific Investment Management Company LLC (“PIMCO”) relating to the Series Fund’s Long-Term U.S. Government Bond and Multi-Sector Bond Portfolios. Janus, Janus Singapore, ACI, Delaware, T. Rowe Price and PIMCO are sometimes collectively referred to hereinafter as the “Sub-Advisers,” their respective sub-advised Portfolios are collectively referred to herein as the “Sub-Advised Portfolios” and the respective Investment Sub-Advisory Agreements with such Sub-Advisers are collectively referred to herein as the “Sub-Advisory Agreements.”

Restatement and Continuation of Sub-Advisory Agreements Between Mason Street Advisors and Certain Sub-Advisers

In determining whether to approve the continuance of the Sub-Advisory Agreements on behalf of the Series Fund, the Board requested and received detailed information from Mason Street Advisors and the Sub-Advisers to assist them in their evaluation, including information compiled by certain independent providers of evaluative data. In addition to the information presented by and about the Sub-Advisers during the course of the August 8, 2013 and November 21, 2013 meetings, the directors also had available for consideration each Sub-Advisers’ Section 15(c) Report, which contained responses to the information request letter prepared by counsel to the Independent Directors requesting certain information from the Sub-Advisers designed to assist the directors in fulfilling their responsibilities when considering the continuation of the Sub-Advisory Agreements. The directors also had available Mason Street Advisors’ Executive Summary and Overview regarding each of the Sub-Advisers and other materials prepared by Mason Street Advisors, which contained detailed information concerning the expenses, performance, brokerage commissions, portfolio turnover, style consistency and other factors with respect to each of the Sub-Advised Portfolios, as well as a recap of the Sub-Advisers’ responses to the compliance questions contained in each Sub-Adviser’s Section 15(c) Report and the observations of Mason Street Advisors’ compliance group regarding the compliance structure and practices of each of the Sub-Advisers.

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The Independent Directors also received a memorandum from their counsel advising them of their responsibilities in connection with the annual review of the Sub-Advisory Agreements and summarizing the legal standards governing the renewal of such Agreements. The Independent Directors reviewed these standards with their counsel during the course of these meetings, including how these standards should be applied to the review of information relating to the Sub-Advisers under the Series Fund’s manager of managers structure. During the course of their deliberations, the Independent Directors had the opportunity to meet privately without representatives of Mason Street Advisors and the Sub-Advisers present, and were represented throughout the process by legal counsel.

While particular focus is given to an evaluation of the services, performance, fees, expenses and certain other relevant information under such Sub-Advisory Agreements at the meeting at which their continuation is formally considered, the evaluation process with respect to the Sub-Advisers and the nature, extent and quality of the services they provide to the Sub-Advised Portfolios, together with related information, is an ongoing one. As a result, the Board’s consideration of the nature, extent and quality of services, and the performance, fees, expenses and other relevant factors was informed by information provided and deliberations that occurred at other meetings throughout the year. In addition to the information provided to them at the meetings by Mason Street Advisers and the Sub-Advisers, the directors considered their experience with and knowledge of the nature and quality of the services provided by the Sub-Advisers and their discussions with representatives of Mason Street Advisers, its affiliates and each Sub-Adviser.

The material factors and conclusions that formed the basis for the Board’s approval of the continuance of each of the Sub-Advisory Agreements with respect to each Sub-Advised Portfolio include those discussed below. The directors evaluated a variety of information they deemed relevant on a Portfolio by Portfolio basis. No one particular factor was identified as determinative, but rather it was a combination of all the factors and conclusions that formed the basis for the determinations made by the directors, and different directors may have placed greater weight on certain factors than did other directors.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of each Sub-Adviser’s services, factors considered by the directors included the Sub-Adviser’s overall business, organization and management structure. The directors also reviewed information provided by each Sub-Adviser with respect to its financial condition and assets under management and noted in particular the strong financial positions of PIMCO and T. Rowe Price. Included in the directors’ consideration was an evaluation of the services provided by each Sub-Adviser and the tenure and experience of the Sub-Adviser’s investment personnel in general and the experience of the portfolio managers of each of the Sub-Advised Portfolios in particular, as well as changes in key personnel. With respect to Janus, the directors considered that Janus had entered into an agreement with Janus Singapore to provide investment management advice and assistance with respect to the International Growth Portfolio. The directors noted that the arrangement would not result in any changes to the services provided to the International Growth Portfolio by Janus or the manner in which such services were provided, and could potentially aid the portfolio managers’ ability to provide portfolio management services to the Portfolio. The directors also considered the report of the recently appointed portfolio manager for the Focused Appreciation Portfolio about the strategies he intended to employ for the Portfolio, and concluded that they were satisfied with the portfolio management services to be provided for the Portfolio.

The directors also considered each Sub-Adviser’s investment philosophy and process and the scope of services provided by the Sub-Advisers, and concluded that generally there had been no changes in the level of service provided. The directors considered the investment strategies employed by the Sub-Advisers with respect to the Sub-Advised Portfolios, and in particular noted the low portfolio turnover rates that resulted from the strategies employed by T. Rowe Price for the Small Cap Value and Equity Income Portfolios. The directors considered the changes made by T. Rowe Price in the investment objective and principal investment strategies for its retail counterpart to the Equity Income Portfolio, and concluded that such changes would not change the manner in which T. Rowe Price managed the investment program for the equity income mandate. Consideration was also given to each Sub-Adviser’s reputation and experience in providing investment management services and the performance of each Sub-Advised Portfolio.

Also considered were other recent organizational and other firm developments. Regarding ACI, the directors, among other factors, considered the potential impact of the departure of ACI’s chief investment officer, ACI’s efforts to hire a replacement, and ACI’s assertions that ACI’s ability to deliver client service would not be impacted in the interim given its multiple CIO investment structure. With respect to Janus, the directors took into consideration a variety of organizational issues as well as the ability of Janus’ newly appointed CIO to positively impact the performance of Janus’ client portfolios. An additional

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consideration for the directors in connection with the renewal of the Sub-Advisory Agreement with Delaware was the simultaneous assignment of the Agreement from one series of the Delaware Management Business Trust to another sleeve solely dedicated to the provision investment management services to registered investment companies. The directors considered Delaware’s explanation for the transition as well as its representations that the Domestic Equity Portfolio would not experience any changes in the quality or level of portfolio management or client services currently provided as a result of the transition.

The directors also considered the succession plans with respect to the management of the Sub-Advised Portfolios. The directors took into consideration the upcoming retirement of the portfolio manager for the Small Cap Value Portfolio, as well as the experience and qualifications of the retiring portfolio manager’s successor. The Board commented favorably on the manner in which T. Rowe Price had managed the upcoming transition, and expressed confidence in the new manager’s ability to provide a consistent level of service to the Portfolio.

Based on their review of these factors, their discussions with the Sub-Advisers and their experience with the services provided by the Sub-Advisers for the respective Sub-Advised Portfolios, the directors concluded, within the context of their overall determinations regarding the Sub-Advisory Agreements, that they were satisfied with the nature, extent and quality of services provided by each Sub-Adviser on behalf of the respective Sub-Advised Portfolio, and the resources committed by each Sub-Adviser in providing those services.

Management Fees and Other Expenses. The directors evaluated the reasonableness of management fees and total expenses paid by the Sub-Advised Portfolios under the Sub-Advisory Agreements. The directors considered the actual and contractual fees paid by each Sub-Advised Portfolio. The directors also considered the sub-advisory fees paid by Mason Street Advisers out of its management fee, including a comparison of those fees with fees charged by the Sub-Advisers for similarly managed accounts. In considering the level of management fees, the directors also considered the size of each Sub-Advised Portfolio, expenses assumed by Mason Street Advisors, and the existing expense cap arrangements and/or advisory fee waivers agreed to by Mason Street Advisors with respect to each Sub-Advised Portfolio. In connection with the renewal of Sub-Advisory Agreement with Janus, the directors considered the reduced sub-advisory fees agreed to by Janus with respect to the Focused Appreciation Portfolio as well as MSA’s agreement to implement a concurrent advisory fee waiver agreement. The directors also considered sub-advisory fee reductions that had been agreed to by ACI with respect to the Large Company Value, Mid Cap Value and Inflation Protection Portfolios in connection with the renewal of ACI’s Sub-Advisory Agreement, and the corresponding advisory fee waiver agreements entered into by MSA with respect to such Portfolios.

As part of their evaluation, the directors received and reviewed an independent analysis prepared by Lipper of comparative expense and performance data for each Sub-Advised Portfolio. Lipper provided data comparing each Portfolio’s net and total expenses and actual and contractual management expenses with those of a peer group of funds underlying variable insurance products, as well as a universe of funds underlying variable insurance products across each fund’s investment classification and objective, each as selected by Lipper. The directors considered the comparative data as a guide to help assess the reasonableness of each Portfolio’s expense ratio and management expenses. The directors noted that all but one of the Sub-Advised Portfolios was in the top two Lipper quartiles (meaning lowest expenses) of their respective peer universe for total expenses, for the period ended December 31, 2012. With respect to the Portfolio that was in Lipper’s third quartile with respect to total expenses, the directors considered the nature of the expenses that had contributed to the higher total operating expenses and that an expense cap agreement was in place for such Portfolio.

In evaluating the management fees paid by each Sub-Advised Portfolio on a stand-alone basis, and the fact that eight of the Sub-Advised Portfolios were ranked in Lipper’s third or fourth quartile for actual management fees within their respective peer universe for the period ended December 12, 2012, the Board took into consideration that the management fees compensated Mason Street Advisors for a broader range of services than would often be the case under a typical investment management contract, in that Mason Street Advisors and its affiliates provided certain other administrative services necessary for the operation of the Sub-Advised Portfolios and the servicing of the Series Fund’s investors, including mutual fund accounting, legal and middle and back office investment operations services, corporate and regulatory reporting, service provider oversight and overall risk management. The directors concluded that as a result of these additional services, a comparison of Mason Street Advisors’ management fees to Lipper averages might not provide a complete frame of reference.

Based on their review of the above information and other factors deemed relevant by the directors, the directors concluded that the management fees and total expenses of each of the Sub-Advised Portfolios were reasonable in relation to the nature, scope and quality of services provided and the performance of the Sub-Advised Portfolios over time.

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Investment Performance of the Sub-Advised Portfolios. The directors reviewed the investment performance of each Sub-Advised Portfolio over a variety of time periods. In addition to absolute performance and risk adjusted performance for each Sub-Advised Portfolio for both short and long-term periods, the directors considered (i) a comparison of each Sub-Advised Portfolio’s one-, three- and five-year (as applicable) performance to the returns of appropriate benchmarks and indices, and to the performance averages of each Sub-Advised Portfolio’s respective Morningstar and Lipper categories for the same periods, (ii) the Morningstar overall star rating for each Portfolio (as applicable), and (iii) the Morningstar and the Lipper rankings for the one-, three- and five-year (as applicable) periods. The directors evaluated each Sub-Advised Portfolio’s performance against these peer groups and industry benchmarks and indices, and viewed this information as providing an objective comparative benchmark against which they could assess the performance of each Sub-Advised Portfolio. The directors also considered the performance of accounts managed in a similar manner by each of the Sub-Advisers, where available, and information from the Sub-Advisers regarding any significant differences in the performance of those accounts from that of the Sub-Advised Portfolio in question. In connection with their evaluation of the performance of the Sub-Advised Portfolios, the directors also took into consideration the risk profile for each Sub-Advised Portfolio over the short and long term relative to its performance. The performance was considered in light of each Sub-Advised Portfolio’s investment objective and strategies as well as market conditions. In addition to performance information presented at the meeting, the directors considered the detailed performance information, market commentary, portfolio analysis and portfolio manager presentations they received periodically throughout the year. Generally speaking, while attentive to short term performance and what it might indicate, the directors gave greater weight to longer term performance.

With respect to the Domestic Equity Portfolio, the directors remarked on the strong performance that had been achieved by Delaware since its appointment as sub-adviser. The directors also considered the improved performance of the Large Company Value and International Growth Portfolios. The performance consistency of the Portfolios sub-advised by T. Rowe Price was also noted. With respect to the performance of the Inflation Protection Portfolio, the directors considered the impact of Internal Revenue Code provisions governing insurance products that limited the Portfolio’s allocation to non-inflation linked securities. With respect to the underperformance of the Mid Cap Value Portfolio, the directors considered the headwinds created by the recent market environment for the Portfolio’s classic value investing style, as well as that ACI had not yet had the opportunity to provide investment management services over a full market cycle. The directors considered PIMCO’s observations regarding the impact of recent market conditions on the short term performance of the Long-Term U.S. Government Bond and the Multi-Sector Bond Portfolios in light of the strategies employed for, as well as the strong long term performance record of, each such Portfolio.

The Board concluded that, in the totality of the circumstances and within the context of its overall determinations regarding the Sub-Advisory Agreements, the performance of each Sub-Advised Portfolio was within an acceptable range compared to benchmarks and/or peers to support the continuation of each Sub-Advisory Agreement.

Costs and Profitability. The directors reviewed information provided by Mason Street Advisors regarding the profitability realized by Mason Street Advisors due to its relationship with the Sub-Advised Portfolios. The directors considered Mason Street Advisors’ quarterly presentation to the directors regarding Mason Street Advisors’ revenues, expenses, income and profit margins allocable to its services to the Sub-Advised Portfolios on an aggregate and a per Portfolio basis, and Mason Street Advisors’ allocation methodology with respect to the revenues and expenses. The profitability information presented for the directors’ consideration was supplemented by the aforementioned information regarding the range of peer expenses in each Sub-Advised Portfolio’s respective Lipper category and the ranking of each Sub-Advised Portfolio within the categories. The directors also considered the profitability information related to certain of the Sub-Advised Portfolios where such information had been provided and the financial statements of certain Sub-Advisers or their affiliates who had not provided specific profitability information. In all instances, including in those cases where profitability information had not been provided, the directors noted that the sub-advisory fees were the result of arm’s-length negotiations between Mason Street Advisors and the Sub-Advisers. The directors also recognized that there are limitations inherent in allocating costs and calculating profitability for organizations such as the Sub-Advisers, and that it is difficult to make comparisons of profitability among investment advisers because comparative information is not generally publicly available and, when available, such information had been developed using a variety of assumptions and other factors.

The directors considered certain fall-out benefits that may be realized by Mason Street Advisors and its affiliates due to their relationship with the Sub-Advised Portfolios, including the participation of fund families advised by certain Sub-Advisers to the Sub-Advised Portfolios in affinity fund or select fund programs offered by an affiliate of Mason Street Advisors and the payment of fees by those entities to affiliates of Mason Street Advisors. The directors also reviewed information concerning the Sub-Advisers’ soft dollar arrangements and any other benefits to the Sub-Advisers arising from their relationships with the Sub-Advised Portfolios.

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The Board concluded, within the context of its overall determinations regarding the Sub-Advisory Agreements, that the fees paid by each of the Sub-Advised Portfolios, and the profits realized by Mason Street Advisors and the Sub-Advisers due to their relationships with the Sub-Advised Portfolios, were not excessive.

Economies of Scale. The directors also considered whether each Sub-Advised Portfolio’s expense structure permitted economies of scale to be shared with such Portfolio’s investors. The directors considered the breakpoints contained in the advisory fee schedules for all but one of the Sub-Advised Portfolios and the extent to which the Sub-Advised Portfolios may benefit from economies of scale through those breakpoints. With respect to the Sub-Advised Portfolio for which breakpoints had not been established, the directors considered the investment advisory fee waiver agreement in place with respect to such Portfolio which contained breakpoints as well as the expense cap agreement that was in place with respect to such Portfolio. The directors considered that the fee schedules for all but two of the Sub-Advised Portfolios contained breakpoints. Mason Street Advisors’ ongoing efforts to seek fee concessions from each Sub-Adviser were also acknowledged. The directors also considered the total assets of each Sub-Advised Portfolio and the expense ratios of the Sub-Advised Portfolios.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Sub-Advisory Agreements, that each Sub-Advised Portfolio’s fee structure reflected appropriate economies of scale for the benefit of such Portfolio’s investors.

Other Information. The directors were presented with other information intended to assist them in their consideration of the continuation of the Sub-Advisory Agreements, including information about the services provided by affiliates of Mason Street Advisors to the Sub-Advised Portfolios. The directors considered reports from Mason Street Advisors on its review of the respective compliance programs of the Sub-Advisers, recent compliance exceptions noted, pending or recent litigation or regulatory actions to which a Sub-Adviser or its affiliates may have been a party, and the applicable Sub-Adviser’s response. Also considered were key affiliations and business relationships between the Sub-Advisers and their affiliates and Mason Street Advisors’ parent company and its affiliates. Their review further included information relating to each Sub-Adviser’s risk management infrastructure, information regarding portfolio manager compensation, brokerage and proxy voting practices, codes of ethics, business continuity and other matters.

Conclusions of the Directors. Based on a consideration of all information they deemed relevant in its totality, the directors, including the Independent Directors, and assisted by the advice of legal counsel independent of Mason Street Advisors, in the exercise of their reasonable business judgment concluded that it was in the best interest of each Portfolio to approve the continuation of each of the Sub-Advisory Agreements between Mason Street Advisors and the Sub-Advisers for another year.

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REPORT ON FORM N-CSR

RESPONSES FOR NORTHWESTERN MUTUAL SERIES FUND, INC.

Item 2.	Code of Ethics

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and principal accounting officer or controller.

Item 3.	Audit Committee Financial Expert

The Registrant’s board of directors has determined that the Registrant has three audit committee financial experts serving on its audit committee. The names of the audit committee financial experts are Miriam M. Allison, Gail L. Hanson and Michael G. Smith. Each of the audit committee financial experts is independent.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees

Audit Fees and Expenses of Registrant

	2012	2013
	$584,340	$601,770

(b) Audit Related Fees

Audit-Related Fees and Expenses of Registrant

	2012	2013
	$0	$0

(c) Tax Fees

	2012	2013
	$95,765	$82,965

Review of dividend declarations
Review of excise tax calculations
Non-U.S. tax compliance

(d) All Other Fees

	2012	2013
	$0	$0

(e)(1) It is the audit committee’s policy to pre-approve all audit and non-audit service engagements for the Registrant; and any non-audit service engagement of the Registrant’s auditor by (1) the Registrant’s investment adviser and (2) any other entity in a control relationship with the investment adviser that provides ongoing services to the Registrant if, in each of (1) and (2) above, the non-audit service engagement relates directly to the operations and financial reporting of the Registrant. (2) Not applicable.

(f) Not applicable.

(g) Aggregate non-audit fees of Registrant and related service providers

	2012	2013
	$154,715	$193,305

(h) The Registrant’s audit committee has considered whether the auditor’s provision of non-audit services to the Registrant’s related service providers is compatible with the auditor’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Full Schedule of Investments is included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.	Disclosure Controls and Procedures

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this filing was recorded, processed, summarized, and reported timely.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1) The code of ethics referred to in the response to Item 2 above is attached as exhibit EX-99.12(a)(1).

(a)(2) Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as exhibit EX-99.CERT.

(b) Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as exhibit EX-99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NORTHWESTERN MUTUAL SERIES FUND, INC.

By:	/s/ Kate M. Fleming
Kate M. Fleming, President

Date: February 14, 2014

By:	/s/ Walter M. Givler
Walter M. Givler, Vice-President,
Chief Financial Officer and
Treasurer

Date: February 14, 2014